UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4676

Harbor Funds

(Exact name of Registrant as specified in charter)

111 South Wacker Drive, 34th Floor

Chicago, Illinois 60606-4302

(Address of principal executive offices) (Zip code)

David G. Van Hooser	Christopher P. Harvey, Esq.
HARBOR FUNDS	DECHERT LLP
111 South Wacker Drive, 34th Floor	200 Clarendon Street – 27th Floor
Chicago, Illinois 60606-4302	Boston, MA 02116-5021

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 443-4400

Date of fiscal year end: October 31

Date of reporting period: October 31, 2011

ITEM 1 – REPORTS TO STOCKHOLDERS

The following are copies of reports transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 as amended (the “1940 Act”) (17 CFR 270.30e-1):

Annual Report

October 31, 2011

Domestic Equity Funds

	Institutional Class	Administrative Class	Investor Class

Growth

Harbor Capital Appreciation Fund	HACAX	HRCAX	HCAIX

Harbor Mid Cap Growth Fund	HAMGX	HRMGX	HIMGX

Harbor Small Cap Growth Fund	HASGX	HRSGX	HISGX

Value

Harbor Large Cap Value Fund	HAVLX	HRLVX	HILVX

Harbor Mid Cap Value Fund	HAMVX	HRMVX	HIMVX

Harbor Small Cap Value Fund	HASCX	HSVRX	HISVX

Harbor Small Company Value Fund	HASMX	HRSMX	HISMX

This document must be preceded or accompanied by a Prospectus.

Harbor Domestic Equity Funds

ANNUAL REPORT OVERVIEW

Harbor Funds’ fiscal year ended October 31, 2011. The performance figures for each of the Harbor Funds shown below assume the reinvestment of dividends and capital gains, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of shares of the Funds. From time to time, certain fees and/or expenses have been voluntarily or contractually waived or reimbursed, which has resulted in higher returns. Without these waivers or reimbursements, the returns would have been lower. Voluntary waivers or reimbursements may be discontinued at any time without notice. For information on the different share classes, please refer to the current prospectus. The returns of the unmanaged indices assume the reinvestment of dividends but do not reflect fees and expenses, and the indices are not available for direct investment.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

	Total Return Year Ended October 31, 2011
	Institutional Class	Administrative Class	Investor Class
GROWTH FUNDS
Harbor Capital Appreciation Fund	10.63%	10.34%	10.23%
Harbor Mid Cap Growth Fund	8.18	7.88	7.70
Harbor Small Cap Growth Fund	5.00	4.76	4.66
VALUE FUNDS
Harbor Large Cap Value Fund	5.14%	4.74%	4.67%
Harbor Mid Cap Value Fund	2.81	2.61	2.45
Harbor Small Cap Value Fund	10.17	9.84	9.74
Harbor Small Company Value Fund	-0.45	-0.84	-0.85

COMMONLY USED MARKET INDICES	Total Return Year Ended October 31, 2011
Wilshire 5000 Total Market (entire U.S. stock market)	7.58%
Standard & Poor’s 500 (S&P 500); large cap, domestic equity	8.09
Russell 1000® Growth; large cap, domestic equity	9.92
Russell Midcap® Growth; mid cap, domestic equity	10.08
Russell 2000® Growth; small cap, domestic equity	9.84
Russell 1000® Value; large cap, domestic equity	6.16
Russell Midcap® Value; mid cap, domestic equity	5.83
Russell 2000® Value; small cap, domestic equity	3.54

1

Harbor Domestic Equity Funds

ANNUAL REPORT OVERVIEW—Continued

	EXPENSE RATIOS[1]					Morningstar Average[2] (Unaudited)
	2007	2008	2009	2010	2011
HARBOR DOMESTIC EQUITY FUNDS
Harbor Capital Appreciation Fund
Institutional Class	0.66%	0.67%	0.69%	0.68%	0.66%	1.04%
Administrative Class	0.92	0.92	0.94	0.93	0.91	1.27
Investor Class	1.04	1.05	1.06	1.05	1.03	1.33
Harbor Mid Cap Growth Fund
Institutional Class	0.89%	0.87%	0.90%	0.87%	0.85%	1.09%
Administrative Class	1.14	1.12	1.15	1.12	1.10	1.36
Investor Class	1.27	1.25	1.26	1.24	1.22	1.40
Harbor Small Cap Growth Fund
Institutional Class	0.82%	0.84%	0.88%	0.85%	0.84%	1.23%
Administrative Class	1.07	1.09	1.13	1.10	1.09	1.53
Investor Class	1.20	1.21	1.25	1.22	1.21	1.59
Harbor Large Cap Value Fund
Institutional Class	0.68%	0.68%	0.71%	0.68%	0.68%	0.94%
Administrative Class	0.93	0.93	0.96	0.93	0.93	1.24
Investor Class	1.06	1.05	1.07	1.07	1.05	1.30
Harbor Mid Cap Value Fund
Institutional Class	0.95%	0.95%	0.98%	0.95%	0.95%	1.03%
Administrative Class	1.19	1.20	1.23	1.20	1.20	1.33
Investor Class	1.33	1.32	1.35	1.32	1.32	1.35
Harbor Small Cap Value Fund
Institutional Class	0.83%	0.84%	0.87%	0.85%	0.84%	1.16%
Administrative Class	1.08	1.09	1.12	1.10	1.09	1.53
Investor Class	1.21	1.22	1.24	1.22	1.21	1.56
Harbor Small Company Value Fund
Institutional Class	0.95%[a]	0.95%	0.95%	0.95%	0.95%	1.16%
Administrative Class	1.20 [a]	1.20	1.20	1.20	1.20	1.53
Investor Class	1.33 [a]	1.32	1.32	1.32	1.32	1.56

1	Harbor Funds’ expense ratios are for operating expenses only and are shown net of all expense offsets, waivers and reimbursements (see Financial Highlights).
2	Institutional Class comparison includes all actively managed no-load funds with 12b-1 fees less than or equal to 0.25% in the October 31, 2011 Morningstar Universe with the same investment style as the comparable Harbor Funds’ portfolio. Administrative and Investor Class comparisons include all actively managed no-load funds that charge 12b-1 fees in the October 31, 2011 Morningstar Universe, excluding the Institutional Share Class Funds, with the same investment style as the comparable Harbor Funds’ portfolio.
a	Annualized for the period May 1, 2007 (inception) through October 31, 2007.

2

Letter from the Chairman

David G. Van Hooser Chairman

Dear Fellow Shareholder:

The U.S. equities market in fiscal 2011 had two very different halves. After a very strong six months, global economic and financial concerns weighed heavily on the U.S. equities market in the second half. For the full fiscal year, the broad U.S. stock market still managed a return of 7.58%, as measured by the Wilshire 5000 Total Market Index. U.S. growth stocks outpaced value stocks across all capitalization ranges.

Strong corporate earnings and some indications of economic recovery were the early themes of fiscal 2011. As the fiscal year progressed, however, investors focused increasingly on difficulties facing the U.S. and Europe in addressing debt and fiscal issues, resulting in a volatile second half. The downgrade in August of the U.S. long-term debt rating by Standard & Poor’s, a major ratings agency, highlighted the challenges facing policymakers. The downgrade followed what the ratings agency viewed as ineffective efforts by the U.S. government to develop a comprehensive fiscal plan. Similar challenges facing European policymakers were a primary focus of investor concerns throughout the fiscal second half.

Harbor Domestic Equity Funds

During a year influenced significantly by concerns about excessive debt and fiscal issues in both Europe and the U.S., two of Harbor’s domestic equity funds outperformed their benchmarks. The Harbor Capital Appreciation Fund (Institutional Class) returned 10.63%, outperforming its benchmark, the Russell 1000® Growth Index of large cap domestic growth stocks, by 71 basis points. With a return of 10.17%, the Harbor Small Cap Value Fund (Institutional Class) outpaced its Russell 2000® Value Index benchmark by more than 600 basis points, or six percentage points.

As always, we recommend that shareholders maintain a long-term perspective in evaluating all of their investments, including Harbor Funds. Comments by the portfolio managers of each domestic equity fund can be found in the pages preceding each Fund’s portfolio of investments.

	RETURNS FOR PERIODS ENDED OCTOBER 31, 2011
		Annualized
	1 Year	5 Years	10 Years	30 Years
Domestic Equities
Wilshire 5000 Total Market Index (entire U.S. stock market)	7.58%	0.94%	4.84%	10.79%
S&P 500 Index (large cap stocks)	8.09	0.25	3.69	11.00
Russell Midcap® Index (mid cap stocks)	7.85	2.26	8.35	12.35
Russell 2000® Index (small cap stocks)	6.71	0.68	7.02	9.86
Russell 3000® Growth Index	9.92	3.01	3.74	9.72
Russell 3000® Value Index	5.94	-2.01	4.80	11.54

International & Global
MSCI EAFE (ND) Index (foreign stocks)	-4.08%	-2.41%	5.73%	9.42%
MSCI World (ND) Index (global stocks)	1.76	-1.00	4.54	9.52
MSCI EM Index (emerging markets)	-7.72	6.51	16.82	N/A

Strategic Markets
Dow Jones-UBS Commodity Index Total ReturnSM	1.58%	-0.75%	7.15%	N/A

Fixed Income
BofA Merrill Lynch US High-Yield Index (high-yield bonds)	4.81%	7.87%	8.86%	N/A
Barclays Capital U.S. Aggregate Bond Index (domestic bonds)	5.00	6.41	5.46	9.10%
BofA Merrill Lynch 3-Month US Treasury Bill Index (proxy for money market returns)	0.13	1.66	1.99	5.18

International Equity, Strategic Markets, and Fixed Income

The broad international equities indices had negative returns in fiscal 2011. The MSCI EAFE (ND) Index of stocks in developed international markets declined by 4.08%. (All international and global returns are in U.S. dollars.) Foreign stocks registered solid returns for the first six months of the fiscal year and then retreated in the second half amid concerns over debt and fiscal matters in Europe and a weakening global macroeconomic environment. Global equities, as measured by the MSCI World (ND) Index, had a positive return of 1.76%.

3

Commodities posted strong gains for the first six months of the fiscal year before fading in the second half. The Dow Jones-UBS Commodity Index Total ReturnSM, an unmanaged index of futures contracts on 19 physical commodities, gained 1.58% for the fiscal year. Fixed income markets recorded positive returns as concerns about European debt encouraged investors to look increasingly to the U.S. for fixed income investments. The broad taxable investment-grade bond market had a return of 5.00%, slightly ahead of the U.S. high-yield market return of 4.81%. Money market investments managed only slightly positive returns as the Federal Reserve kept short-term rates anchored at near-zero levels.

Investing for the Long-Term

Every year brings reminders of why investors should focus on the long-term and fiscal 2011 was no exception. From the tragic earthquake and tsunami in Japan in March to the debt-ceiling debate in Washington to the ongoing debt issues in Europe, a wide range of dramatic developments tested the resolve of investors and contributed to major moves in the financial markets. While breaking news and volatile markets can add to investor anxiety, we believe the best advice is to stay focused on your long-term investment horizon. For any investor, that means building a diversified portfolio of stocks, bonds, and cash that is consistent with your financial objectives and tolerance for risk. Harbor Funds offers a number of equity, strategic markets, and fixed income funds that can play a valuable role in a diversified portfolio.

Thank you for your investment in Harbor Funds.

December 21, 2011

David G. Van Hooser

Chairman

4

Harbor Capital Appreciation Fund

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER

Jennison Associates LLC

466 Lexington Avenue

New York, NY 10017

PORTFOLIO MANAGER

Spiros Segalas

Since 1990

Jennison has subadvised the Fund since 1990.

INVESTMENT GOAL

Long-term growth of capital

PRINCIPAL STYLE CHARACTERISTICS

Mid to large cap growth stocks

Spiros Segalas

Management’s Discussion of Fund Performance

MARKET REVIEW

The U.S. stock market rallied strongly in the first six months of fiscal 2011 on indications of continued global expansion; it relinquished much of its advance in the last several months, however, as investor worries about government debt and slowing economic growth drove heightened volatility.

Solid corporate earnings gains and continued spending—both corporate and personal—provided tailwinds that allowed the U.S. economy to continue expanding, although at a generally lackluster rate. Business production and housing data were mixed, and overall job growth remained anemic.

Strong commodity prices earlier in the period reflected continued demand in developing economies, which remained the primary drivers of global growth. However, raw materials, commodities, food, and energy prices grew more volatile as markets faced new challenges posed by the sovereign debt crisis in Europe, political turmoil in the Middle East, and a devastating earthquake and tsunami in Japan. In China, the government applied the brakes on growth and attempted to ease resource constraints, which spurred commodity cost inflation, rising real estate prices, and tightening labor rates.

Stock prices were also pressured in the second half of the fiscal year by acrimony and political gamesmanship related to the Congressional debate over the U.S. debt ceiling. A last-minute accord averted an immediate crisis, but the lack of a longer-term solution highlighted the scope of Washington’s fiscal problems. The subsequent downgrade of U.S. long-term sovereign credit fueled additional anxiety. Reductions in GDP growth forecasts and corporate expectations came as prognosticators looked to gauge the impact of falling confidence across the globe.

PERFORMANCE

The Harbor Capital Appreciation Fund returned 10.63% (Institutional Class), 10.34% (Administrative Class), and 10.23% (Investor Class), for the year ended October 31, 2011, outperforming the Russell 1000® Growth Index, which rose 9.92%, and the broader market, as represented by the S&P 500 Index, which climbed 8.09%.

Consumer Discretionary positions contributed most to Fund returns, as both stock selection and an overweight position were beneficial. Amazon.com’s strong earnings reflected market share gains and the ongoing long-term shift to e-commerce. Apparel and accessories retailer Ralph Lauren benefited from growth in Europe and Asia. A strong advance by Starbucks shares reflected solid domestic and international growth and enthusiasm about a strategic relationship that furthers the company’s goal of expanding its presence in the premium single-cup coffee market.

Stock selection was also strong in Consumer Staples, although an underweight stance detracted from relative return. Natural foods retailer Whole Foods Market climbed on strong sales trends and market share gains. Costco Wholesale reported better-than-projected earnings on solid traffic and sales growth, strong membership renewal trends, and solid margin expansion.

Several Information Technology holdings posted substantial gains. Apple’s financial results beat consensus forecasts by a wide margin, as sales of iPhones and iPads continued to impress. MasterCard’s revenues and earnings exceeded consensus forecasts; the company received an additional boost when new limits on debit-transaction fees charged by banks, set by the Federal Reserve, proved to be less severe than had been feared. IBM shares climbed on better-than-expected revenue and earnings, growth across global geographies, and strong cash flow.

5

Harbor Capital Appreciation Fund

MANAGER’S COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
Apple Inc.	5.4%
Amazon.com Inc.	4.3%
International Business Machines Corporation	3.0%
Oracle Corp.	3.0%
MasterCard Inc.	2.8%
Precision Castparts Corp.	2.4%
Google Inc.	2.3%
EMC Corp.	2.2%
American Express Co.	2.1%
Monsanto Company	2.1%

Stock selection hurt Fund performance in Health Care, where Illumina and Novo Nordisk lost ground. Illumina was hurt by purchasing delays caused by research-funding concerns. It develops and markets genotyping, next-generation sequencing, and gene-expression tools to isolate and analyze genetic information. Novo Nordisk, the world’s biggest maker of insulin, fell on lower-than-projected revenue and earnings.

In Energy, an underweight position and security selection were detrimental. In Financials, a decline in Goldman Sachs shares largely reflected concerns about potential litigation against the company related to allegations that it misled clients by not disclosing its proprietary interest in certain collateralized debt transactions.

Detractors of note in the Information Technology sector included Juniper Networks and NetApp. Internet protocol routing company Juniper was hurt by a deteriorating macroeconomic backdrop. NetApp’s earnings were in line with consensus projections, but revenues were shy of estimates and sales guidance came in below consensus forecasts. The company provides data-management solutions that simplify the complexities of storing, managing, protecting, and archiving enterprise data.

OUTLOOK AND STRATEGY

Into the final months of calendar 2011, investors worldwide are trying to determine the extent of the slowdown in global economic growth. The outlook has deteriorated since the spring, as evidenced by falling consumer confidence and purchasing managers indices across the globe. But the tepid nature of growth in the U.S. and Europe suggests to us only a modest deceleration at this stage.

We believe current conditions have few parallels with those preceding the 2008 financial crisis. European bank balance sheets remain heavily weighted to sovereign credit exposure, and concerns about the future of the euro are not easily dismissed. In China, there are new fears of a slowdown, with property lending and informal credit extension outside the banking system the main worries. After a period of tightening to slow the Chinese economy, policy can shift toward easing if the need arises.

In the U.S., the process of personal balance sheet repair continues through the persistence of low borrowing costs, a high savings rate, and modest private-sector job creation. The troubling factor remains the dysfunctional intransigence of many in the political sphere to address the country’s financial health in a responsible and timely manner.

Corporate earnings growth and profit margins have generally met expectations. Attention has now shifted to resilience, with investors focused on exposure to a slowdown. Many companies are sitting on significant cash balances and continue to run lean on the expense side, which we think should reduce the chance of meaningful profit shortfalls. We believe weakness is likely to become more apparent in companies more closely tied to global GDP growth and overall economic activity. We remain confident in the ability of companies held in the Fund to increase profitability both through the remainder of this year and into next. We may trim our revenue growth expectations should weakness persist into next year. Although market anxiety about macroeconomic conditions appears to be eclipsing the positive fundamentals of many companies at the moment, we remain cautiously optimistic that the market will ultimately reward the ability of companies held in the Fund to achieve above-average growth.

This report contains the current opinions of Jennison Associates LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

6

Harbor Capital Appreciation Fund

FUND SUMMARY—October 31, 2011 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2012

Cusip	411511504

Ticker	HACAX

Inception Date	12/29/1987

Net Expense Ratio	0.66%[a]

Total Net Assets (000s)	$10,682,886

ADMINISTRATIVE CLASS

Fund #	2212

Cusip	411511827

Ticker	HRCAX

Inception Date	11/01/2002

Net Expense Ratio	0.91%[a]

Total Net Assets (000s)	$487,025

INVESTOR CLASS

Fund #	2412

Cusip	411511819

Ticker	HCAIX

Inception Date	11/01/2002

Net Expense Ratio	1.03%[a]

Total Net Assets (000s)	$785,328

a	Reflective of a contractual fee waiver effective through February 29, 2012.

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Weighted Average Market Cap (MM)	$71,022	$92,264

Price/Earning Ratio (P/E)	25.6x	18.0x

Price/Book Ratio (P/B)	5.1x	4.4x

Beta vs. Russell 1000® Growth Index	0.96	1.00

Portfolio Turnover Rate (Year Ended 10/31/2011)	53%	N/A

SECTOR ALLOCATION (% of investments)

(Excludes cash and short-term investments)

7

Harbor Capital Appreciation Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 11/01/2001 through 10/31/2011

The graph compares a $50,000 investment in the Fund with the performance of the Russell 1000® Growth Index and the S&P 500 Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2011
Harbor Capital Appreciation Fund
Institutional Class	10.63%	3.62%	4.08%	12/29/1987	$74,580
Comparative Indices
Russell 1000® Growth	9.92%	3.04%	3.56%	—	$70,913
S&P 500	8.09%	0.25%	3.69%	—	$71,845

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 11/01/2002 through 10/31/2011

The graph compares a $10,000 investment in the Fund with the performance of the Russell 1000® Growth Index and the S&P 500 Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2011
Harbor Capital Appreciation Fund
Administrative Class	10.34%	3.36%	6.96%	11/01/2002	$18,324
Investor Class	10.23%	3.23%	6.78%	11/01/2002	$18,042
Comparative Indices
Russell 1000® Growth	9.92%	3.04%	6.51%	—	$17,644
S&P 500	8.09%	0.25%	6.02%	—	$16,926

As stated in the Fund’s current prospectus, the expense ratios were 0.67% (Net) and 0.68% (Gross) (Institutional Class); 0.92% (Net) and 0.93% (Gross) (Administrative Class); and 1.04% (Net) and 1.05% (Gross) (Investor Class). The net expense ratios reflect a contractual management fee waiver effective through 02/29/2012. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower.

a	Annualized.

8

Harbor Capital Appreciation Fund

PORTFOLIO OF INVESTMENTS—October 31, 2011

Equity Holdings (% of net assets)

(Excludes net cash and short-term investments of 1.5%)

COMMON STOCKS—98.5%

Shares		Value (000s)

AEROSPACE & DEFENSE—5.2%
2,504,521	Boeing Company	$164,773
1,727,093	Precision Castparts Corp.	281,775
2,272,023	United Technologies Corporation	177,172

		623,720

AUTO COMPONENTS—1.1%
1,718,767	BorgWarner Inc.*	131,468

AUTOMOBILES—1.3%
1,029,836	Bayerische Motoren Werke AG (GER)	83,658
1,958,623	Harley-Davidson Inc.	76,190

		159,848

BIOTECHNOLOGY—2.8%
937,006	Alexion Pharmaceuticals Inc.*	$63,257
3,154,945	Celgene Corporation*	204,535
1,826,866	Vertex Pharmaceuticals Inc.*	72,326

		340,118

CAPITAL MARKETS—1.3%
829,933	Goldman Sachs Group Inc.	90,919
3,506,061	Morgan Stanley	61,847

		152,766

CHEMICALS—3.0%
2,130,906	E.l. du Pont de Nemours & Company	102,433
3,500,489	Monsanto Company	254,660

		357,093

COMMUNICATIONS EQUIPMENT—2.1%
2,227,278	Juniper Networks Inc.*	54,502
3,907,758	Qualcomm Inc.	201,640

		256,142

COMPUTERS & PERIPHERALS—8.6%
1,604,242	Apple Inc.*	649,365
10,489,424	EMC Corp.*	257,096
2,952,538	NetApp Inc.*	120,936

		1,027,397

CONSUMER FINANCE—2.1%
4,957,008	American Express Co.	250,924

ENERGY EQUIPMENT & SERVICES—2.9%
1,811,533	National Oilwell Varco Inc.	129,217
2,937,580	Schlumberger Ltd.	215,824

		345,041

FOOD & STAPLES RETAILING—3.5%
2,853,776	Costco Wholesale Corporation	237,577
2,465,682	Whole Foods Market Inc.	177,825

		415,402

FOOD PRODUCTS—1.2%
1,953,778	Mead Johnson Nutrition Company	140,379

HEALTH CARE PROVIDERS & SERVICES—1.5%
3,845,671	Express Scripts Inc.*	175,862

HOTELS, RESTAURANTS & LEISURE—5.2%
552,367	Chipotle Mexican Grill Inc.*	185,661
2,128,892	McDonald’s Corporation	197,668
5,728,575	Starbucks Corp.	242,548

		625,877

INTERNET & CATALOG RETAIL—5.2%
2,385,025	Amazon.com Inc.*	509,227
230,976	Priceline.com Inc.*	117,271

		626,498

INTERNET SOFTWARE & SERVICES—4.8%
1,623,997	Baidu Inc. ADR (CHN)*[1]	227,652
454,313	Google Inc.*	269,244
2,835,680	Tencent Holdings Ltd. (CHN)	65,260
544,125	Youku.com Inc. ADR (CHN)*[1]	11,557

		573,713

IT SERVICES—6.7%
1,307,031	Congnizant Technology Solutions Corporation*	95,086
1,958,127	International Business Machines Corporation	361,529
975,163	MasterCard Inc.	338,616

		795,231

9

Harbor Capital Appreciation Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)

LIFE SCIENCES TOOLS & SERVICES—1.6%
3,694,981	Agilent Technologies Inc.*	$136,973
1,910,539	Illumina Inc.*	58,501

		195,474

MACHINERY—0.8%
1,293,173	Deere & Co.	98,152

MEDIA—1.3%
4,283,484	Walt Disney Company	149,408

OIL, GAS & CONSUMABLE FUELS—4.0%
1,507,309	Anadarko Petroleum Corporation	118,324
1,225,562	Concho Resources Inc.*	116,085
1,299,572	EOG Resources Inc.	116,221
1,368,345	Occidental Petroleum Corporation	127,174

		477,804

PERSONAL PRODUCTS—1.5%
1,814,129	Estée Lauder Companies Inc.	178,601

PHARMACEUTICALS—7.3%
2,432,560	Allergan Inc.	204,627
4,063,277	Bristol-Myers Squibb Co.	128,359
2,400,563	Johnson & Johnson	154,572
1,481,843	Novo Nordisk AS ADR (DEN)[1]	157,520
2,436,905	Shire plc ADR (IE)[1]	229,800

		874,878

ROAD & RAIL—1.0%
1,218,277	Union Pacific Corporation	121,304

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—2.5%
1,621,290	Altera Corp.	61,479
1,640,256	ARM Holdings plc ADR (UK)[1]	46,075
3,494,892	Avago Technologies Ltd.	118,022
1,911,818	Broadcom Corporation*	68,998

		294,574

SOFTWARE—7.8%
10,873,572	Oracle Corp.	356,327
2,636,503	Red Hat Inc.*	130,902

SOFTWARE—Continued
1,784,968	Salesforce.com Inc.*	$237,704
2,166,491	VMware Inc.*	211,775

		936,708

SPECIALTY RETAIL—2.3%
1,954,626	Bed Bath & Beyond Inc.*	120,874
614,878	Inditex SA (SP)	55,818
1,271,046	Tiffany & Co.	101,341

		278,033

TEXTILES, APPAREL & LUXURY GOODS—8.0%
5,081,484	Burberry Group plc (UK)	109,087
1,974,613	Coach Inc.	128,488
2,071,218	Lululemon Athletica Inc.*	116,982
740,036	LVMH Moet Hennessy Louis Vuitton SA (FR)	122,657
2,419,456	Nike Inc.	233,115
1,520,007	Ralph Lauren Corporation	241,362

		951,691

WIRELESS TELECOMMUNICATION SERVICES—1.9%
4,068,302	American Tower Corporation*	224,163

TOTAL COMMON STOCKS (Cost $9,033,196)		11,778,269

SHORT-TERM INVESTMENTS—1.9%
(Cost $230,012)
Principal Amount (000s)
REPURCHASE AGREEMENTS
$230,012	Repurchase Agreement with State Street Corporation dated October 31, 2011 due November 1, 2011 at 0.010% collateralized by U.S. Treasury Notes (market value $234,615)	230,012

TOTAL INVESTMENTS—100.4% (Cost $9,263,208)		12,008,281

CASH AND OTHER ASSETS, LESS LIABILITIES—(0.4)%		(53,042)

TOTAL NET ASSETS—100.0%		$11,955,239

10

Harbor Capital Appreciation Fund

PORTFOLIO OF INVESTMENTS—Continued

FAIR VALUE MEASUREMENTS

The following table summarizes the Fund’s investments as of October 31, 2011 based on the inputs used to value them.

Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Aerospace & Defense	$623,720	$—	$—	$623,720
Auto Components	131,468	—	—	131,468
Automobiles	76,190	83,658	—	159,848
Biotechnology	340,118	—	—	340,118
Capital Markets	152,766	—	—	152,766
Chemicals	357,093	—	—	357,093
Communications Equipment	256,142	—	—	256,142
Computers & Peripherals	1,027,397	—	—	1,027,397
Consumer Finance	250,924	—	—	250,924
Energy Equipment & Services	345,041	—	—	345,041
Food & Staples Retailing	415,402	—	—	415,402
Food Products	140,379	—	—	140,379
Health Care Providers & Services	175,862	—	—	175,862
Hotels, Restaurants & Leisure	625,877	—	—	625,877
Internet & Catalog Retail	626,498	—	—	626,498
Internet Software & Services	508,453	65,260	—	573,713
IT Services	795,231	—	—	795,231
Life Sciences Tools & Services	195,474	—	—	195,474
Machinery	98,152	—	—	98,152
Media	149,408	—	—	149,408
Oil, Gas & Consumable Fuels	477,804	—	—	477,804
Personal Products	178,601	—	—	178,601
Pharmaceuticals	874,878	—	—	874,878
Road & Rail	121,304	—	—	121,304
Semiconductors & Semiconductor Equipment	294,574	—	—	294,574
Software	936,708	—	—	936,708
Specialty Retail	222,215	55,818	—	278,033
Textiles, Apparel & Luxury Goods	719,947	231,744	—	951,691
Wireless Telecommunication Services	224,163	—	—	224,163
Short-Term Investments
Repurchase Agreement	—	230,012	—	230,012

Total Investments	$11,341,789	$666,492	$—	$12,008,281

There were no Level 3 holdings at October 31, 2010 or October 31, 2011, and no significant transfers between levels during the year.

For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security.

1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

CHN	China.

DEN	Denmark.

FR	France.

GER	Germany.

IE	Ireland.

SP	Spain.

UK	United Kingdom.

The accompanying notes are an integral part of the Financial Statements.

11

Harbor Mid Cap Growth Fund

MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER

Wellington Management Company, LLP

280 Congress Street

Boston, MA 02210

PORTFOLIO MANAGERS

Michael T. Carmen, CFA, CPA

Since 2005

Mario E. Abularach,

CFA

Since 2006

Stephen Mortimer

Since 2010

Wellington Management has subadvised the Fund since 2005.

INVESTMENT GOAL

Long-term growth of capital

PRINCIPAL STYLE CHARACTERISTICS

Mid cap companies with significant capital appreciation potential

Michael T. Carmen

Management’s Discussion of Fund Performance

MARKET REVIEW

Fiscal 2011 was an extremely volatile period for equity markets. Global equities finished calendar 2010 on a strong note and continued to march higher in the first quarter of 2011, driven by investors’ enthusiasm for additional government debt purchases by the Federal Reserve, the extension of tax cuts in the U.S., strong earnings growth, and generally improving economic data. This enthusiasm reversed later in the period, however, resulting in a rapid decline in equity markets as concerns surfaced that the global economy could slip back into recession. Fears about sovereign debt and solvency in Europe, slowing economic expansion in China and the U.S., and uncertainty about the sustainability of corporate earnings growth combined to produce an extremely volatile stock market; return correlations among stocks spiked as investors shed risk and fled to safety. Markets then rallied in the final month of the fiscal year as improving U.S. economic data and optimism about a possible resolution of the ongoing European debt crisis lifted investor sentiment.

In this environment, the Russell Midcap® Growth Index recorded a positive return of 10.08%. Within the index, 9 out of 10 economic sectors posted positive returns. Consumer Staples, Energy, Consumer Discretionary, and Utilities were the strongest performing sectors, while Telecommunication Services declined.

PERFORMANCE

The Harbor Mid Cap Growth Fund returned 8.18% (Institutional Class), 7.88% (Administrative Class), and 7.70% (Investor Class), for the year ended October 31, 2011, compared to the 10.08% return of the Russell Midcap® Growth Index. Underperformance was the result of weak stock selection, while sector allocation, which is a residual of our bottom-up stock selection process, modestly added to relative results.

Selection was weakest in the Industrials, Energy, and Financials sectors but was partially offset by strong relative results in Consumer Staples, Information Technology, and Health Care. A larger-than-index allocation to the Consumer Discretionary sector and an underweight to Telecommunication Services contributed to the Fund’s performance relative to the benchmark, while an underweight to Energy hurt relative results.

Consumer Staples holding Green Mountain Coffee Roasters was the largest contributor to the Fund’s absolute and relative performance. Shares of this specialty coffee and brewing systems company soared after it announced that it had formed a strategic relationship with Starbucks and Tazo Tea, as well as exceeding expected results. Consumer Discretionary holding Tempur-Pedic, a premium mattress maker, also contributed to relative performance. Tempur-Pedic’s sales and profits exceeded expectations in both North American and international segments, and the firm made progress in enhancing its product range and consumer marketing efforts. Manufacturing and productivity initiatives continued to deliver significant benefits, which helped improve gross margins. Also contributing to Fund performance were beauty retailer and salon services provider Ulta Salon, Cosmetics & Fragrance (Consumer Discretionary) and natural gas focused producer Cabot Oil & Gas (Energy).

Industrial holding AECOM Technology Corporation was one of the largest detractors from relative results. Shares of this construction and engineering management firm declined after the company missed earnings estimates. Investor concerns that 50% of the company’s business is government-related also weighed on AECOM shares. Energy

12

Harbor Mid Cap Growth Fund

MANAGERS’ COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
Cadence Design Systems Inc.	2.3%
Edwards Lifesciences Corp.	2.1%
Weight Watchers International Inc.	2.0%
Gen-Probe Inc.	1.7%
Ross Stores Inc.	1.7%
Coach Inc.	1.6%
Hologic Inc.	1.6%
F5 Networks Inc.	1.5%
Hanesbrands Inc.	1.5%
Intuitive Surgical Inc.	1.5%

holding Alpha Natural Resources was another detractor from relative and absolute performance. This U.S.-based coal producer saw shares decline after management reduced its guidance on shipments, raising investor concerns about a slowdown in demand from China. Also among the top detractors from relative and absolute results were European mining and cement equipment manufacturer FLSmidth and global engineering and construction company Foster Wheeler, both in the Industrials sector. FLSmidth was sold from the portfolio.

OUTLOOK AND STRATEGY

Our investment philosophy is based on four key underlying premises. First, we believe that changes in earnings expectations drive security prices. Second, we believe that tangible operating momentum precedes earnings momentum. Third, we believe that quality management will provide us with an opportunity to identify companies that will achieve operating excellence. Finally, we believe that our valuation discipline helps control portfolio risk.

We employ this philosophy, together with a bottom-up fundamental analysis and opportunistic investment approach, in managing the Fund. We consider a very broad universe of available stocks within the mid cap market, typically focusing on companies with expected earnings growth of 15% or higher. To narrow the universe of available companies, we rely on intensive bottom-up fundamental proprietary research.

The Fund is largely constructed without regard to benchmark weightings by sector; however, we typically do not expect to exceed the benchmark weight by more than two times in any given sector. Bottom-up investment decisions resulted in an increased exposure to Information Technology, the Fund’s most-overweighted sector at the end of fiscal 2011. The Fund was also overweighted in the Health Care sector but reduced its overweighted position within Consumer Discretionary. We moved our Industrials weighting from an overweight to an underweight during the fiscal year. As of October 31, 2011, Financials and Materials were the Fund’s most underweighted sector exposures relative to the benchmark.

This report contains the current opinions of Wellington Management Company, LLP at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Stocks of mid cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

13

Harbor Mid Cap Growth Fund

FUND SUMMARY—October 31, 2011 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2019

Cusip	411511876

Ticker	HAMGX

Inception Date	11/01/2000

Expense Ratio	0.85%

Total Net Assets (000s)	$345,875

ADMINISTRATIVE CLASS

Fund #	2219

Cusip	411511793

Ticker	HRMGX

Inception Date	11/01/2002

Expense Ratio	1.10%

Total Net Assets (000s)	$325,525

INVESTOR CLASS

Fund #	2419

Cusip	411511785

Ticker	HIMGX

Inception Date	11/01/2002

Expense Ratio	1.22%

Total Net Assets (000s)	$35,830

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Weighted Average Market Cap (MM)	$5,448	$7,779

Price/Earning Ratio (P/E)	29.5x	22.3x

Price/Book Ratio (P/B)	4.3x	4.2x

Beta vs. Russell Midcap® Growth Index	0.99	1.00

Portfolio Turnover Rate (Year Ended 10/31/2011)	111%	N/A

SECTOR ALLOCATION (% of investments)

(Excludes cash and short-term investments)

14

Harbor Mid Cap Growth Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 11/01/2001 through 10/31/2011

The graph compares a $50,000 investment in the Fund with the performance of the Russell Midcap® Growth Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2011
Harbor Mid Cap Growth Fund
Institutional Class	8.18%	3.35%	5.92%	11/01/2000	$88,845
Comparative Index
Russell Midcap® Growth	10.08%	3.46%	6.98%	—	$98,179

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 11/01/2002 through 10/31/2011

The graph compares a $10,000 investment in the Fund with the performance of the Russell Midcap® Growth Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2011
Harbor Mid Cap Growth Fund
Administrative Class	7.88%	3.10%	10.14%	11/01/2002	$23,856
Investor Class	7.70%	2.96%	9.99%	11/01/2002	$23,559
Comparative Index
Russell Midcap® Growth	10.08%	3.46%	10.13%	—	$23,834

As stated in the Fund’s current prospectus, the expense ratios were 0.87% (Institutional Class); 1.12% (Administrative Class); and 1.24% (Investor Class). The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower.

a	Annualized.

15

Harbor Mid Cap Growth Fund

PORTFOLIO OF INVESTMENTS—October 31, 2011

Equity Holdings (% of net assets)

(Excludes net cash and short-term investments of 5.1%)

COMMON STOCKS—94.9%

Shares		Value (000s)

AEROSPACE & DEFENSE—1.3%
465,969	DigitalGlobe Inc.*	$9,506

AUTO COMPONENTS—0.9%
222,100	Gentex Corporation	6,690

BIOTECHNOLOGY—0.8%
110,300	Amylin Pharmaceuticals Inc.*	1,270
52,500	Onyx Pharmaceuticals Inc.*	2,149
35,640	Regeneron Pharmaceuticals Inc.*	1,971

		5,390

BUILDING PRODUCTS—0.6%
155,210	Owens Corning*	4,405

CHEMICALS—0.9%
233,400	Methanex Corporation (CAN)	6,031

COMMERCIAL SERVICES & SUPPLIES—1.0%
156,420	Corrections Corp. of America*	3,477
188,200	The GEO Group Inc.*	3,431

		6,908

COMMUNICATIONS EQUIPMENT—6.6%
1,402,000	AAC Acoustic Technologies Holdings Inc. (HK)	3,216
232,250	Acme Packet Inc.*	8,410
296,020	Aruba Networks Inc.*	7,013
103,460	F5 Networks Inc.*	10,755
248,500	Finisar Corporation*	5,092
223,600	Juniper Networks Inc.*	5,471
417,000	Polycom Inc.*	6,893

		46,850

CONSTRUCTION & ENGINEERING—2.8%
422,290	AECOM Technology Corporation*	8,834
97,850	Fluor Corp.	5,563
242,090	Foster Wheeler AG*	5,161

		19,558

CONTAINERS & PACKAGING—1.0%
213,900	Ball Corp.	7,395

DIVERSIFIED CONSUMER SERVICES—2.8%
522,600	Estacio Participacoes SA (BR)	6,100
186,526	Weight Watchers International Inc.	13,919

		20,019

DIVERSIFIED FINANCIAL SERVICES—0.7%
324,731	Justice Holdings Ltd. (UK)*	4,833

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—1.6%
411,270	Jabil Circuit Inc.	8,455
65,060	Universal Display Corporation*	3,047

		11,502

ENERGY EQUIPMENT & SERVICES—1.7%
116,300	Ensco plc ADR (UK)[1]	5,776
131,000	Tidewater Inc.	6,449

		12,225

FOOD PRODUCTS—3.7%
114,900	Diamond Foods Inc.	7,555
159,053	Green Mountain Coffee Roasters Inc.*	10,341
349,200	Smithfield Foods Inc.*	7,983

		25,879

16

Harbor Mid Cap Growth Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)

HEALTH CARE EQUIPMENT & SUPPLIES—8.1%
193,890	Edwards Lifesciences Corp.*	$14,623
197,800	Gen-Probe Inc.*	11,888
122,360	HeartWare International Inc.*	8,312
700,390	Hologic Inc.*	11,290
24,950	Intuitive Surgical Inc.*	10,825

		56,938

HEALTH CARE PROVIDERS & SERVICES—2.0%
146,200	Cardinal Health Inc.	6,472
144,200	Catalyst Health Solutions Inc.*	7,927

		14,399

HEALTH CARE TECHNOLOGY—2.4%
440,300	Allscripts-Misys Healthcare Solutions Inc.*	8,432
178,502	SXC Health Solutions Corporation (CAN)*	8,357

		16,789

HOTELS, RESTAURANTS & LEISURE—1.4%
1,324,203	Domino’s Pizza UK & IRL plc (UK)	9,713

HOUSEHOLD DURABLES—2.8%
282,610	Jarden Corporation	9,052
157,084	Tempur-Pedic International Inc.*	10,691

		19,743

INTERNET & CATALOG RETAIL—1.9%
12,240	Priceline.com Inc.*	6,214
177,057	Shutterfly Inc.*	7,378

		13,592

INTERNET SOFTWARE & SERVICES—1.8%
166,110	IAC*	6,782
62,900	LinkedIn Corporation*	5,655

		12,437

IT SERVICES—5.3%
197,061	Gartner Inc.*	7,591
337,300	Genpact Ltd.*	5,447
111,100	Teradata Corporation*	6,628
181,200	VeriFone Holdings Inc.*	7,649
579,060	Western Union Co.	10,116

		37,431

LEISURE EQUIPMENT & PRODUCTS—0.9%
355,010	Brunswick Corporation	6,270

LIFE SCIENCES TOOLS & SERVICES—2.1%
328,900	Parexel International Corporation*	7,246
92,500	Waters Corporation*	7,411

		14,657

MACHINERY—2.1%
236,200	Ingersoll-Rand plc	7,353
185,920	Navistar International Corporation*	7,822

		15,175

MEDIA—0.9%
3,470,900	Sirius XM Radio Inc.*	6,213

METALS & MINING—1.2%
147,100	Detour Gold Corporation (CAN)*	4,870
92,970	Molycorp Inc.*	3,558

		8,428

OIL, GAS & CONSUMABLE FUELS—6.8%
140,900	Alpha Natural Resources Inc.*	3,387
187,230	Bumi plc (UK)*	2,228

OIL, GAS & CONSUMABLE FUELS—Continued
89,790	Cabot Oil & Gas Corporation	$6,979
157,600	Cobalt International Energy Inc.*	1,626
143,840	Consol Energy Inc.	6,151
226,864	Karoon Gas Australia Ltd. (AUS)*	1,047
85,200	Pioneer Natural Resources Co.	7,148
159,400	Southwestern Energy Company*	6,701
171,200	Ultra Petroleum Corp.*	5,454
460,589	Vallares plc (UK)*	7,369	[z]

		48,090

PHARMACEUTICALS—0.8%
141,240	Auxilium Pharmaceuticals Inc.*	2,198
107,700	Salix Pharmaceuticals Ltd.*	3,689

		5,887

PROFESSIONAL SERVICES—0.8%
127,570	Manpower Inc.	5,503

ROAD & RAIL—0.9%
436,900	Localiza Rent A Car Ltd. (BR)	6,604

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—4.0%
97,900	Altera Corp.	3,712
160,481	Cavium Inc.*	5,246
366,400	Cypress Semiconductors Corporation*	7,002
429,900	Skyworks Solutions Inc.*	8,516
112,600	Xilinx Inc.	3,768

		28,244

SOFTWARE—10.0%
553,717	Activision Blizzard Inc.	7,414
212,677	Ariba Inc.*	6,738
156,300	BroadSoft Inc.*	5,627
1,490,110	Cadence Design Systems Inc.*	16,495
15,100	Citrix Systems Inc.*	1,100
162,500	Concur Technologies Inc.*	7,559
80,000	Micros Systems Inc.*	3,938
40,320	MicroStrategy Inc.*	5,313
103,500	QLIK Technologies Inc.*	2,957
76,920	Red Hat Inc.*	3,819
349,500	TIBCO Software Inc.*	10,097

		71,057

SPECIALTY RETAIL—6.2%
78,700	Abercrombie & Fitch Co.	5,855
409,420	Express Inc.	9,249
281,794	GNC Holdings Inc.*	6,974
140,590	Ross Stores Inc.	12,334
117,867	The Children’s Place Retail Stores Inc.*	5,534
54,690	Ulta Salon, Cosmetics & Fragrance Inc.*	3,680

		43,626

TEXTILES, APPAREL & LUXURY GOODS—5.1%
171,660	Coach Inc.	11,170
100,900	Columbia Sportswear Company	5,422
76,900	Deckers Outdoor Corp.*	8,862
406,900	Hanesbrands Inc.*	10,730

		36,184

TRADING COMPANIES & DISTRIBUTORS—1.0%
305,880	United Rentals Inc.*	7,160

TOTAL COMMON STOCKS (Cost $619,749)		671,331

17

Harbor Mid Cap Growth Fund

PORTFOLIO OF INVESTMENTS—Continued

SHORT-TERM INVESTMENTS—4.3%
(Cost $30,210)
Principal Amount (000s)		Value (000s)

REPURCHASE AGREEMENTS
$30,210	Repurchase Agreement with Bank of America Corporation dated October 31, 2011 due November 1, 2011 at 0.010% collateralized by U.S. Treasury Notes (market value $30,834)	$30,210

TOTAL INVESTMENTS—99.2% (Cost $649,959)		701,541

CASH AND OTHER ASSETS, LESS LIABILITIES—0.8%		5,689

TOTAL NET ASSETS—100.0%		$707,230

FAIR VALUE MEASUREMENTS

The following table summarizes the Fund’s investments as of October 31, 2011 based on the inputs used to value them.

Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Aerospace & Defense	$9,506	$—	$—	$9,506
Auto Components	6,690	—	—	6,690
Biotechnology	5,390	—	—	5,390
Building Products	4,405	—	—	4,405
Chemicals	6,031	—	—	6,031
Commercial Services & Supplies	6,908	—	—	6,908
Communications Equipment	43,634	3,216	—	46,850
Construction & Engineering	19,558	—	—	19,558
Containers & Packaging	7,395	—	—	7,395
Diversified Consumer Services	20,019	—	—	20,019
Diversified Financial Services	—	4,833	—	4,833
Electronic Equipment, Instruments & Components	11,502	—	—	11,502
Energy Equipment & Services	12,225	—	—	12,225
Food Products	25,879	—	—	25,879
Health Care Equipment & Supplies	56,938	—	—	56,938
Health Care Providers & Services	14,399	—	—	14,399
Health Care Technology	16,789	—	—	16,789
Hotels, Restaurants & Leisure	—	9,713	—	9,713
Household Durables	19,743	—	—	19,743
Internet & Catalog Retail	13,592	—	—	13,592
Internet Software & Services	12,437	—	—	12,437
IT Services	37,431	—	—	37,431
Leisure Equipment & Products	6,270	—	—	6,270
Life Sciences Tools & Services	14,657	—	—	14,657
Machinery	15,175	—	—	15,175
Media	6,213	—	—	6,213
Metals & Mining	3,558	4,870	—	8,428
Oil, Gas & Consumable Fuels	39,674	1,047	7,369	48,090
Pharmaceuticals	5,887	—	—	5,887
Professional Services	5,503	—	—	5,503
Road & Rail	6,604	—	—	6,604
Semiconductors & Semiconductor Equipment	28,244	—	—	28,244
Software	71,057	—	—	71,057
Specialty Retail	43,626	—	—	43,626
Textiles, Apparel & Luxury Goods	36,184	—	—	36,184
Trading Companies & Distributors	7,160	—	—	7,160
Short-Term Investments
Repurchase Agreement	—	30,210	—	30,210

Total Investments	$640,283	$53,889	$7,369	$701,541

The accompanying notes are an integral part of the Financial Statements.

18

Harbor Mid Cap Growth Fund

PORTFOLIO OF INVESTMENTS—Continued

FAIR VALUE MEASUREMENTS—Continued

The following is a reconciliation of the Fund’s Level 3 investments during the period ended October 31, 2011.

Valuation Description	Beginning Balance at 11/01/2010 (000s)	Purchases (000s)	Sales (000s)	Accrued Discount/ (Premium) (000s)	Total Realized Gain/(Loss) [w] (000s)	Change in Unrealized Appreciation/ (Depreciation)[w] (000s)	Transfers In Level 3 (000s)	Ending Balance as of 10/31/2011[w] (000s)
Common Stocks
Oil, Gas & Consumable Fuels	$—	$7,452	$—	$—	$—	$(83)	$—	$7,369

There were no significant transfers between levels during the year.

For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security.

1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

w	The amounts in this category are included in the “Realized and Change in Unrealized Gain/(Loss) on Investment Transactions” section of the Statement of Operations. The net unrealized appreciation/(depreciation) as of October 31, 2011 per investment type is as below:

Valuation Description	Unrealized Gain/(Loss) as of 10/31/2011
Common Stocks	$(83)

z	Fair valued in accordance with Harbor Funds Valuation Procedures using the last traded price, which is a Level 3 input.

AUS	Australia.

BR	Brazil.

CAN	Canada.

HK	Hong Kong.

UK	United Kingdom.

The accompanying notes are an integral part of the Financial Statements.

19

Harbor Small Cap Growth Fund

MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER

Westfield Capital Management Company, L.P.

One Financial Center

24th Floor

Boston, MA 02111

PORTFOLIO MANAGERS

William Muggia

Lead Portfolio Manager

Since 2000

Ethan Meyers, CFA

Since 2000

John Montgomery

Since 2011

Bruce Jacobs, CFA*

Since 2011

Hamlen Thompson

Since 2011

Westfield has subadvised the Fund since its inception in 2000.

INVESTMENT GOAL

Long-term growth of capital

PRINCIPAL STYLE CHARACTERISTICS

Small cap growth stocks demonstrating consistent or accelerating earnings growth

*	Mr. Jacobs became a portfolio manager to Harbor Small Cap Growth Fund effective November 15, 2011. Mr. Jacobs has been a member of Westfield’s Investment Committee since 2004.

William Muggia

Ethan Meyers

John Montgomery

Bruce Jacobs

Hamlen Thompson

Management’s Discussion of Fund Performance

MARKET REVIEW

Investor optimism for a modest rebound from the economic soft patch has given way to intensifying concerns about a double-dip recession. High single-digit retail sales growth and a pickup in domestic auto sales have been of little comfort to investors focused on the European sovereign debt crisis and political folly in the U.S. related to the national debt ceiling. Peripheral Europe’s debt problems have worked their way into the core of Germany and France, as the potential for default, asset write-downs, and counter-party failures has increased. A moderating crude oil price, a sharp decline in copper prices, and Chinese stock market softness have elevated concerns regarding global economic weakness that extends beyond developed economies. As a result, investors have retreated from risky assets of all types.

PERFORMANCE

The Harbor Small Cap Growth Fund underperformed the Russell 2000® Growth Index for fiscal 2011. The Fund returned 5.00% (Institutional Class), 4.76% (Administrative Class), and 4.66% (Investor Class), while the index returned 9.84%. From a longer-term viewpoint, the Fund (Institutional Class) outperformed the index for the 5 years and 10 years ended October 31, 2011.

Investments within the Industrials sector provided the most significant performance benefit in fiscal 2011 but were outweighed by stock-specific weakness within Health Care, Consumer Discretionary, and Financials. Health Care detracted 218 basis points, or 2.18 percentage points, from Fund performance relative to the index. United Therapeutics, which develops therapies for the treatment of pulmonary arterial hypertension (a fatal cardiovascular disease), declined after a phase III trial for its most advanced product in development failed to achieve statistical significance. Despite this setback, we believe that United’s base business will continue to enjoy a growth rate in the mid-teens over the next several years. ICON, which provides clinical research and development services to pharmaceutical and biotechnology firms, traded lower as investors became anxious over the integration of expenses and associated revenues related to its recent strategic partnership with Pfizer. We believe ICON will achieve substantial earnings growth going forward, driven by the longer-term potential of the Pfizer deal as well as acceleration in the company’s core central lab segment.

The Consumer Discretionary sector detracted 140 basis points from relative performance. Cooper Tire & Rubber Co. was negatively impacted by higher material costs and temporary supply constraints in Asia. We sold the stock because we believe the company’s exposure to the lower-end, after-market buyer could cause it to underperform in a weakening macro environment. Educational services provider Xueda Education Group was sold after it revised its 2011 guidance to the downside. While the company offers a tremendous organic unit-growth, pricing, and margin opportunity, we believe the guidance revision will distract investors from the stock’s long-term prospects. Cheesecake

20

Harbor Small Cap Growth Fund

MANAGERS’ COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
Tenneco Inc.	2.9%
Titan International Inc.	2.8%
Team Health Holdings Inc.	2.6%
Avis Budget Group Inc.	2.5%
Mednax Inc.	2.5%
Arthrocare Corporation	2.4%
QLIK Technologies Inc.	2.4%
Stewart Enterprises Inc.	2.4%
Fortinet Inc.	2.3%
United Therapeutics Corporation	2.3%

Factory reported second quarter earnings in line with consensus expectations, but revenues fell short of estimates. The company posted guidance for the third quarter that came in below Wall Street estimates, but fourth quarter guidance came in better-than-expected on an improved commodity cost outlook. We added to the position, as we believe the company has attractive growth potential.

Financials detracted 60 basis points from relative performance results. We sold M&A-focused investment bank Greenhill & Co. prior to its first quarter earnings report because we were concerned about the environment for mergers and acquisitions.

The Industrials sector was the biggest contributor to relative performance, providing 143 basis points of relative performance benefit. Huron Consulting Group, a provider of business consulting services, traded higher after posting second quarter earnings and revenues above consensus expectations. We continue to believe that the company should see a big acceleration in free cash flow in the next few years. Hexcel, which develops and manufactures lightweight composite materials, traded higher in light of commercial aircraft production rate increases. Over the long term, we believe carbon fiber composites will take share from standard metals as end users seek increased fuel efficiency. Hexcel reported second quarter earnings and revenues ahead of consensus expectations and raised forward guidance. Aircraft production rate increases are still working through the supply chain, driving consensus expectations higher. Triumph Group, a manufacturer of aircraft components, reported strong top and bottom line quarterly results and increased full year guidance earlier than expected. We remain attracted to the shares’ risk/reward profile.

Energy also contributed positively to relative results. While the portfolio’s overweight in the sector helped, it was stock selection in the coal & consumable fuels and oil & gas refining areas that drove the bulk of the performance benefit. We recently became bullish on prospects for the refining area based in part on the disparity between Brent and West Texas Intermediate (WTI) crude oil contracts, which has provided U.S. refiners with a competitive advantage of cheap inputs. HollyFrontier, a producer of high-value products such as gasoline, diesel fuel, and jet fuel, was sold based on our belief that margins are closer to peak than trough. We initiated a position in refiner Tesoro given our belief that the stock should benefit from the cheaper WTI feedstock and that the company’s management team is running its refineries at increased efficiency levels.

OUTLOOK AND STRATEGY

This has been a difficult time for active portfolio management, particularly for managers like us with a “growth at a reasonable price” discipline. This dynamic is clear, particularly when reviewing performance attribution data that categorize portfolio holdings by the price/earnings to growth (PEG) ratio metric. As should be expected given our preference for fast-growing companies whose stock prices have not yet been bid up, our portfolio has been heavily overweight in the lowest PEG groups. Unfortunately, these stocks have performed the worst on a year-to-date basis in calendar 2011. We believe that this underperformance is not sustainable and that sensibly-valued stocks with above-average earnings growth potential will eventually appreciate in excess of the broader market.

This report contains the current opinions of Westfield Capital Management Company, L.P. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Stocks of small cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

21

Harbor Small Cap Growth Fund

FUND SUMMARY—October 31, 2011 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2010

Cusip	411511868

Ticker	HASGX

Inception Date	11/01/2000

Expense Ratio	0.84%

Total Net Assets (000s)	$428,234

ADMINISTRATIVE CLASS

Fund #	2210

Cusip	411511769

Ticker	HRSGX

Inception Date	11/01/2002

Expense Ratio	1.09%

Total Net Assets (000s)	$36,936

INVESTOR CLASS

Fund #	2410

Cusip	411511777

Ticker	HISGX

Inception Date	11/01/2002

Expense Ratio	1.21%

Total Net Assets (000s)	$22,008

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Weighted Average Market Cap (MM)	$1,839	$1,369

Price/Earning Ratio (P/E)	26.4x	25.8x

Price/Book Ratio (P/B)	3.3x	3.6x

Beta vs. Russell 2000® Growth Index	0.96	1.00

Portfolio Turnover Rate (Year Ended 10/31/2011)	77%	N/A

SECTOR ALLOCATION (% of investments)

(Excludes cash and short-term investments)

22

Harbor Small Cap Growth Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 11/01/2001 through 10/31/2011

The graph compares a $50,000 investment in the Fund with the performance of the Russell 2000® Growth Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2011
Harbor Small Cap Growth Fund
Institutional Class	5.00%	3.62%	6.85%	11/01/2000	$96,964
Comparative Index
Russell 2000® Growth	9.84%	2.68%	6.04%	—	$89,870

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 11/01/2002 through 10/31/2011

The graph compares a $10,000 investment in the Fund with the performance of the Russell 2000® Growth Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2011
Harbor Small Cap Growth Fund
Administrative Class	4.76%	3.37%	8.80%	11/01/2002	$21,356
Investor Class	4.66%	3.23%	8.64%	11/01/2002	$21,081
Comparative Index
Russell 2000® Growth	9.84%	2.68%	9.65%	—	$22,916

As stated in the Fund’s current prospectus, the expense ratios were 0.85% (Institutional Class); 1.10% (Administrative Class) and 1.22% (Investor Class). The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower.

a	Annualized.

23

Harbor Small Cap Growth Fund

PORTFOLIO OF INVESTMENTS—October 31, 2011

Equity Holdings (% of net assets)

(Excludes net cash and short-term investments of 5.0%)

COMMON STOCKS—95.0%

Shares		Value (000s)

AEROSPACE & DEFENSE—4.3%
438,720	Hexcel Corporation*	$10,841
172,770	Triumph Group Inc.	10,038

		20,879

AUTO COMPONENTS—2.9%
428,551	Tenneco Inc.*	14,022

AUTOMOBILES—1.1%
190,720	Tesla Motors Inc.*	5,601

BIOTECHNOLOGY—4.1%
825,055	Idenix Pharmaceuticals Inc.*	4,950
781,240	Metabolix Inc.*	4,008
253,380	United Therapeutics Corporation*	11,080

		20,038

CAPITAL MARKETS—0.7%
281,517	FXCM Inc.	$3,237
20,360	Noah Holdings Ltd. ADR (CHN)*[1]	178

		3,415

CHEMICALS—3.3%
356,897	Kraton Performance Polymers Inc.*	7,024
558,680	Solutia Inc.*	9,078

		16,102

COMMERCIAL BANKS—3.1%
398,770	East West Bancorp Inc.	7,764
649,897	Umpqua Holdings Corporation	7,441

		15,205

COMMERCIAL SERVICES & SUPPLIES—1.5%
404,680	The GEO Group Inc.*	7,378

COMMUNICATIONS EQUIPMENT—2.2%
243,510	ADTRAN Inc.	8,182
314,112	Emulex Corporation*	2,632

		10,814

CONSUMER FINANCE—1.4%
319,799	DFC Global Corp.*	7,010

DIVERSIFIED CONSUMER SERVICES—2.4%
1,777,893	Stewart Enterprises Inc.	11,450

ENERGY EQUIPMENT & SERVICES—5.1%
92,590	Oil States International Inc.*	6,445
305,290	Rowan Companies Inc.*	10,530
283,600	Superior Energy Services Inc.*	7,975

		24,950

HEALTH CARE EQUIPMENT & SUPPLIES—7.1%
386,885	Arthrocare Corporation*	11,664
368,398	Masimo Corporation*	7,618
189,597	Orthofix International NV (NET)*	6,657
476,407	Quidel Corporation*	8,509

		34,448

HEALTH CARE PROVIDERS & SERVICES—6.6%
303,650	Lincare Holdings Inc.	7,151
186,530	Mednax Inc.*	12,274
620,298	Team Health Holdings Inc.*	12,604

		32,029

HOTELS, RESTAURANTS & LEISURE—1.6%
282,099	Cheesecake Factory Inc.*	7,896

INSURANCE—1.6%
278,960	Validus Holdings Ltd. (BM)	7,632

IT SERVICES—2.3%
618,949	Higher One Holdings Inc.	10,918

LIFE SCIENCES TOOLS & SERVICES—1.9%
548,060	ICON plc ADR (IE)*[1]	9,207

MACHINERY—8.6%
192,065	CLARCOR Inc.	9,311
430,639	Colfax Corporation*	10,878
102,167	Gardner Denver Inc.	7,901
615,967	Titan International Inc.	13,859

		41,949

24

Harbor Small Cap Growth Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)

OIL, GAS & CONSUMABLE FUELS—2.9%
229,617	Alpha Natural Resources Inc.*	$5,520
329,370	Tesoro Corporation*	8,544

		14,064

PAPER & FOREST PRODUCTS—1.9%
572,740	KapStone Paper and Packaging Corporation*	9,393

PHARMACEUTICALS—1.2%
210,460	Sagent Pharmaceuticals Inc.*	5,377
147,570	Santarus Inc.*	450

		5,827

PROFESSIONAL SERVICES—3.9%
225,570	Corporate Executive Board Co.	8,253
294,440	Huron Consulting Group Inc.*	10,603

		18,856

REAL ESTATE INVESTMENT TRUSTS (REITs)—1.0%
204,625	LaSalle Hotel Properties	4,893

ROAD & RAIL—3.8%
878,770	Avis Budget Group Inc.*	12,391
465,485	Heartland Express Inc.	6,242

		18,633

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—4.2%
421,809	ATMI Inc.*	8,605
304,090	Cavium Inc.*	9,941
127,725	Fairchild Semiconductor International Inc.*	1,912

		20,458

SOFTWARE—10.7%
568,196	Cadence Design Systems Inc.*	6,290
487,180	Fortinet Inc.*	11,234
342,802	Net 1 UEPS Technologies Inc. (S. AFR)*	2,650

SOFTWARE—Continued
405,350	QLIK Technologies Inc.*	$11,581
355,997	SolarWinds Inc.*	10,274
308,286	Taleo Corporation*	9,989

		52,018

SPECIALTY RETAIL—1.9%
342,232	ANN INC.*	9,117

TRADING COMPANIES & DISTRIBUTORS—1.7%
138,055	Watsco Inc.	8,513

TOTAL COMMON STOCKS (Cost $410,750)		462,715

SHORT-TERM INVESTMENTS—3.0%
(Cost $14,648)
Principal Amount (000s)
REPURCHASE AGREEMENTS
$14,648	Repurchase Agreement with State Street Corporation dated October 31, 2011 due November 1, 2011 at 0.010% collateralized by Federal National Mortgage Association (market value $14,941)	14,648

TOTAL INVESTMENTS—98.0% (Cost $425,398)		477,363

CASH AND OTHER ASSETS, LESS LIABILITIES—2.0%		9,815

TOTAL NET ASSETS—100.0%		$487,178

FAIR VALUE MEASUREMENTS

Repurchase Agreements valued at $14,648 are classified as Level 2. All other holdings at October 31, 2011 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2010 or October 31, 2011, and no significant transfers between levels during the year.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures section in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security.

1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

BM	Bermuda.

CHN	China.

IE	Ireland.

NET	Netherlands.

S.AFR	South Africa.

The accompanying notes are an integral part of the Financial Statements.

25

Harbor Large Cap Value Fund

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER

Cohen & Steers Capital Management, Inc.

280 Park Avenue

10th Floor

New York, NY 10017

PORTFOLIO MANAGER

Richard E. Helm, CFA

Since 2007

Cohen & Steers has subadvised the Fund

since 2007.

INVESTMENT GOAL

Long-term total return

PRINCIPAL STYLE CHARACTERISTICS

Large cap value stocks

Richard E. Helm

Management’s Discussion of Fund Performance

MARKET REVIEW

Stock markets gyrated throughout fiscal 2011, but most posted gains for the year. The Russell 1000® Value Index had a total return of 6.16%, compared with 9.92% for the Russell 1000® Growth Index and 8.09% for the S&P 500 Index.

The Fund’s fiscal year began on an optimistic note, as earnings and guidance reports were strong, encouraging investors to rotate out of defensive sectors. Markets were temporarily shaken by Japan’s earthquake, tsunami and nuclear reactor accident (causing supply chain disruptions) and the Arab Spring uprisings (creating fears of higher oil prices). Even so, April saw good first-quarter earnings reports, dividend increases, and stock buybacks that spoke to the high levels of cash on balance sheets and to confidence on the part of managements to raise payouts.

Throughout the summer, mixed economic data, the fractious debt ceiling debate, the Standard & Poor’s downgrade of U.S. long-term debt, and the full implications of the European sovereign debt crisis unsettled investors. Volatility increased in August and September, and market declines grew progressively steeper. Correlations among stocks spiked to historically high levels.

The decline in equities served the useful purpose of forcing European policymakers to address the growing risk that a sovereign debt default could sharply increase borrowing costs, threaten European banks, and possibly lead to an unwinding of the euro itself. In short, the market was discounting a home-grown economic calamity that could have taken down the global economy, with repercussions that many feared could exceed those following the Lehman Brothers collapse. Those concerns eased in late October when the European Monetary Union—primarily France and Germany—agreed to leverage the European Financial Stability Facility to aid the countries most at risk of default. Terms and funding were not specified, but an agreement in principle was enough to turn the tide of stock-market selling, at least for a while.

Despite this volatile environment, Financials were the only sector to post a loss for the fiscal year (-6%, as measured by the Russell 1000® Value Index). Banks faced a number of stiff headwinds: balance sheets already weakened by the credit crisis, slow loan and revenue growth, uncertainty about Basel III capital requirements, and the overhang of Europe’s sovereign debt crisis. Interest margins also came under significant pressure from the Federal Reserve’s “Operation Twist” program to flatten the yield curve. Nevertheless, banks managed to strengthen their capital base and improve the credit quality of their loan portfolios.

Energy company shares (+21%) rose and fell with oil prices and instability in the Middle East. But their big finish in October, when investors regained their appetite for risk, pushed them into first place in the index for the year. Defensive sectors such as Health Care (+12%), Utilities (+14%), and Consumer Staples (+10%) also outperformed.

Technology companies (+4%) struggled with flagging demand for PCs and televisions, although steady corporate demand provided balance. Materials companies (+2%) were hurt by slowing global growth, especially in China, and by softening demand in Europe and the United States. The Industrials group (+5%) faced similar issues, as well as the prospect of reduced defense spending.

26

Harbor Large Cap Value Fund

MANAGER’S COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
Chevron Corporation	3.5%
Exxon Mobil Corporation	3.0%
JP Morgan Chase & Co.	2.9%
Prudential Financial Inc.	2.6%
UnitedHealth Group Inc.	2.6%
McDonald’s Corporation	2.4%
Oracle Corp.	2.4%
VISA Inc.	2.3%
Abbott Laboratories	2.2%
Walt Disney Company	2.2%

PERFORMANCE

The Harbor Large Cap Value Fund returned 5.14% (Institutional Class), 4.74% (Administrative Class), and 4.67% (Investor Class), for the year ended October 31, 2011, compared to the 6.16% return of the Russell 1000® Value Index. The Fund led for much of the fiscal year but a strong showing by the index in the final month left the Fund’s return shy of the benchmark.

Stock selection in Energy, Utilities, and Health Care companies had a negative impact on Fund performance relative to the index, as did an underweight in Utilities. Our overweight in Health Care was beneficial and largely offset the impact of the stock selection. On a stock-specific basis, our allocations to Aflac and Corning detracted from relative return.

Factors that helped performance included stock selection within the Financials, Consumer Discretionary and Information Technology sectors, as well as our underweight in Financials. Our allocation to Visa was particularly beneficial. The company’s shares rose sharply when the Federal Reserve Board capped interchange fees at $0.21; many had expected a cap of $0.12. Our allocations to out-of-index companies Ross Stores and McDonald’s also gave the portfolio a lift in a year when low-cost clothing and food options did well.

OUTLOOK AND STRATEGY

The outlook for 2012 is still uncertain. We do not foresee a quick return to robust U.S. economic news, but rather, modestly positive developments that will prove that this stubbornly sub-par recovery is intact. U.S. equity index valuations are more attractive and offer some opportunity, but we anticipate additional declines in consensus estimates in the weeks and months ahead. Driving this expected reduction are worries over slowing growth in Europe and China, and the impacts of higher commodity prices and rising interest rates in emerging markets as a result of the weak U.S. dollar.

We also expect U.S. earnings guidance to soften if, as we expect, gains in productivity decline from lofty levels achieved through nominal increases in capital expenditures and labor during the higher-growth phase of the recovery. No doubt, guidance from management will be an important element in the near-term, with those companies that offer a more optimistic outlook garnering the most attention. We believe this will favor the consistent over the unstable, higher quality over lower quality, and—assuming Europe can agree to an interim solution to the growing sovereign debt crisis—it should create a positive environment for equities. Conflicting economic data are likely to persist and contribute to market volatility.

We will continue our strategy of investing in quality companies that are best positioned to perform well in a volatile economic environment. Exceedingly high correlations mean that some names have been unfairly battered, and we will selectively increase our holdings in companies we believe to be significantly undervalued.

This report contains the current opinions of Cohen & Steers Capital Management, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

27

Harbor Large Cap Value Fund

FUND SUMMARY—October 31, 2011 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2013

Cusip	411511603

Ticker	HAVLX

Inception Date	12/29/1987

Net Expense Ratio	0.68%[a]

Total Net Assets (000s)	$261,032

ADMINISTRATIVE CLASS

Fund #	2213

Cusip	411511751

Ticker	HRLVX

Inception Date	11/01/2002

Net Expense Ratio	0.93%[a]

Total Net Assets (000s)	$23,251

INVESTOR CLASS

Fund #	2413

Cusip	411511744

Ticker	HILVX

Inception Date	11/01/2002

Net Expense Ratio	1.05%[a]

Total Net Assets (000s)	$8,603

a	Reflective of a voluntary fee waiver which may be discontinued at any time.

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Weighted Average Market Cap (MM)	$83,640	$72,210

Price/Earning Ratio (P/E)	13.9x	13.8x

Price/Book Ratio (P/B)	2.2x	1.6x

Beta vs. Russell 1000® Value Index	0.86	1.00

Portfolio Turnover Rate (Year Ended 10/31/2011)	43%	N/A

SECTOR ALLOCATION (% of investments)

(Excludes cash and short-term investments)

28

Harbor Large Cap Value Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 11/01/2001 through 10/31/2011

The graph compares a $50,000 investment in the Fund with the performance of the Russell 1000® Value Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2011
Harbor Large Cap Value Fund
Institutional Class	5.14%	-1.29%	3.51%	12/29/1987	$70,583
Comparative Index
Russell 1000® Value	6.16%	-2.05%	4.57%	—	$78,184

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 11/01/2002 through 10/31/2011

The graph compares a $10,000 investment in the Fund with the performance of the Russell 1000® Value Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2011
Harbor Large Cap Value Fund
Administrative Class	4.74%	-1.55%	5.15%	11/01/2002	$15,711
Investor Class	4.67%	-1.66%	4.96%	11/01/2002	$15,456
Comparative Index
Russell 1000® Value	6.16%	-2.05%	6.33%	—	$17,379

As stated in the Fund’s current prospectus, the expense ratios were 0.68% (Net) and 0.72% (Gross) (Institutional Class); 0.93% (Net) and 0.97% (Gross) (Administrative Class); and 1.05% (Net) and 1.09% (Gross) (Investor Class). The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus. The net expense ratios reflect voluntary fee waivers which may be discontinued at any time without notice, although the adviser has no present intention to do so.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower. Voluntary waivers and reimbursements may be discontinued at any time without notice.

a	Annualized.

29

Harbor Large Cap Value Fund

PORTFOLIO OF INVESTMENTS—October 31, 2011

Equity Holdings (% of net assets)

(Excludes net cash and short-term investments of 1.6%)

COMMON STOCKS—98.4%

Shares		Value (000s)

AEROSPACE & DEFENSE—2.5%
45,900	General Dynamics Corporation	$2,946
19,300	L-3 Communications Holdings Inc.	1,308
39,300	Lockheed Martin Corporation	2,983

		7,237

AIR FREIGHT & LOGISTICS—1.0%
42,000	United Parcel Service Inc.	2,950

AUTO COMPONENTS—0.9%
82,900	Johnson Controls Inc.	2,730

BEVERAGES—0.7%
34,100	PepsiCo Inc.	2,147

BIOTECHNOLOGY—0.6%
30,900	Amgen Inc.	1,770

CAPITAL MARKETS—3.4%
128,600	Bank of New York Mellon Corporation	2,737
36,700	Franklin Resources Inc.	3,913
31,000	Goldman Sachs Group Inc.	3,396

		10,046

CHEMICALS—2.0%
51,800	Dow Chemical Co.	1,444
24,900	Potash Corporation of Saskatchewan Inc. (CAN)	1,179
10,669	Syngenta AG (SWS)*	3,251

		5,874

COMMERCIAL BANKS—5.0%
128,200	Comerica Inc.	3,276
19,300	Toronto - Dominion Bank Group Inc. (CAN)	1,453
214,900	U.S. Bancorp.	5,499
171,300	Wells Fargo & Company	4,438

		14,666

COMMUNICATIONS EQUIPMENT—1.8%
99,600	Qualcomm Inc.	5,139

CONSUMER FINANCE—1.5%
84,300	American Express Co.	4,267

DIVERSIFIED FINANCIAL SERVICES—4.7%
225,200	Bank of America Corporation	1,538
114,200	Citigroup Inc.	3,608
245,800	JP Morgan Chase & Co.	8,544

		13,690

DIVERSIFIED TELECOMMUNICATION SERVICES—1.9%
187,400	AT&T Inc.	5,493

ELECTRIC UTILITIES—1.9%
97,400	NextEra Energy Inc.	5,493

ELECTRICAL EQUIPMENT—0.8%
47,500	Emerson Electric Co.	2,286

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—0.3%
53,600	Corning Inc.	766

ENERGY EQUIPMENT & SERVICES—1.2%
57,600	Halliburton Co.	2,152
18,500	Schlumberger Ltd.	1,359

		3,511

FOOD & STAPLES RETAILING—3.2%
38,000	Costco Wholesale Corporation	3,163
170,600	CVS Caremark Corporation	6,193

		9,356

30

Harbor Large Cap Value Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)

FOOD PRODUCTS—1.0%
100,100	Archer Daniels Midland Company	$2,897

HEALTH CARE EQUIPMENT & SUPPLIES—1.5%
95,400	Covidien plc	4,488

HEALTH CARE PROVIDERS & SERVICES—3.5%
87,500	Patterson Companies Inc.	2,754
158,200	UnitedHealth Group Inc.	7,592

		10,346

HOTELS, RESTAURANTS & LEISURE—3.5%
42,200	Carnival Corp.	1,486
76,800	McDonald’s Corporation	7,131
35,600	Tim Hortons Inc. (CAN)	1,752

		10,369

HOUSEHOLD PRODUCTS—2.0%
91,000	Procter & Gamble Company	5,823

INDUSTRIAL CONGLOMERATES—2.0%
356,800	General Electric Co.	5,962

INSURANCE—5.3%
78,700	Chubb Corporation	5,277
99,000	HCC Insurance Holdings Inc.	2,634
141,800	Prudential Financial Inc.	7,686

		15,597

IT SERVICES—2.3%
73,700	VISA Inc.	6,873

MACHINERY—0.5%
33,100	Eaton Corporation	1,483

MEDIA—2.9%
33,500	Time Warner Cable Inc.	2,134
185,100	Walt Disney Company	6,456

		8,590

METALS & MINING—1.0%
34,700	BHP Billiton Ltd. (AUS)	1,358
23,300	Newmont Mining Corporation	1,557

		2,915

MULTI-UTILITIES—4.1%
124,700	PG&E Corporation	5,350
20,200	Sempra Energy	1,085
176,400	Wisconsin Energy Corp.	5,721

		12,156

MULTILINE RETAIL—1.1%
62,100	Nordstrom Inc.	3,148

OIL, GAS & CONSUMABLE FUELS—11.6%
39,100	Apache Corporation	3,896
97,800	Chevron Corporation	10,274
40,300	Devon Energy Corporation	2,617
111,800	Exxon Mobil Corporation	8,730
84,250	Marathon Petroleum Corporation	3,025
59,500	Occidental Petroleum Corporation	5,530

		34,072

PHARMACEUTICALS—8.5%
120,400	Abbott Laboratories	6,486
75,000	Johnson & Johnson	4,829
171,400	Merck & Co. Inc.	5,913
261,000	Pfizer Inc.	5,027
66,800	Teva Pharmaceutical Industries Ltd. ADR (IL)[1]	2,729

		24,984

REAL ESTATE INVESTMENT TRUSTS (REITs)—2.1%
38,300	Annaly Capital Management Inc.	$645
53,900	Equity Residential	3,163
19,400	Simon Property Group Inc.	2,492

		6,300

ROAD & RAIL—0.8%
29,800	Norfolk Southern Corporation	2,205

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—0.5%
42,300	Avago Technologies Ltd.	1,428

SOFTWARE—4.3%
41,400	Microsoft Corporation	1,102
215,400	Oracle Corp.	7,059
254,300	Symantec Corp.*	4,326

		12,487

SPECIALTY RETAIL—1.6%
34,000	PetSmart Inc.	1,596
34,700	Ross Stores Inc.	3,044

		4,640

TEXTILES, APPAREL & LUXURY GOODS—0.6%
17,200	Nike Inc.	1,657

TOBACCO—1.2%
48,800	Philip Morris International Inc.	3,410

TRADING COMPANIES & DISTRIBUTORS—0.5%
63,345	Finning International Inc. (CAN)	1,481

WIRELESS TELECOMMUNICATION SERVICES—2.6%
58,200	China Mobile Ltd. ADR (CHN)[1]	2,768
1,743,500	Vodafone Group plc (UK)	4,841

		7,609

TOTAL COMMON STOCKS (Cost $268,514)		288,341

SHORT-TERM INVESTMENTS—1.7%
(Cost $4,829)
Principal Amount (000s)
REPURCHASE AGREEMENTS
$4,829	Repurchase Agreement with State Street Corporation dated October 31, 2011 due November 1, 2011 at 0.010% collateralized by U.S. Treasury Notes (market value $4,928)	4,829

TOTAL INVESTMENTS—100.1% (Cost $273,343)		293,170

CASH AND OTHER ASSETS, LESS LIABILITIES—(0.1)%		(284)

TOTAL NET ASSETS—100.0%		$292,886

31

Harbor Large Cap Value Fund

PORTFOLIO OF INVESTMENTS—Continued

FAIR VALUE MEASUREMENTS

The following table summarizes the Fund’s investments as of October 31, 2011 based on the inputs used to value them.

Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Aerospace & Defense	$7,237	$—	$—	$7,237
Air Freight & Logistics	2,950	—	—	2,950
Auto Components	2,730	—	—	2,730
Beverages	2,147	—	—	2,147
Biotechnology	1,770	—	—	1,770
Capital Markets	10,046	—	—	10,046
Chemicals	2,623	3,251	—	5,874
Commercial Banks	14,666	—	—	14,666
Communications Equipment	5,139	—	—	5,139
Consumer Finance	4,267	—	—	4,267
Diversified Financial Services	13,690	—	—	13,690
Diversified Telecommunication Services	5,493	—	—	5,493
Electric Utilities	5,493	—	—	5,493
Electrical Equipment	2,286	—	—	2,286
Electronic Equipment, Instruments & Components	766	—	—	766
Energy Equipment & Services	3,511	—	—	3,511
Food & Staples Retailing	9,356	—	—	9,356
Food Products	2,897	—	—	2,897
Health Care Equipment & Supplies	4,488	—	—	4,488
Health Care Providers & Services	10,346	—	—	10,346
Hotels, Restaurants & Leisure	10,369	—	—	10,369
Household Products	5,823	—	—	5,823
Industrial Conglomerates	5,962	—	—	5,962
Insurance	15,597	—	—	15,597
IT Services	6,873	—	—	6,873
Machinery	1,483	—	—	1,483
Media	8,590	—	—	8,590
Metals & Mining	1,557	1,358	—	2,915
Multi-Utilities	12,156	—	—	12,156
Multiline Retail	3,148	—	—	3,148
Oil, Gas & Consumable Fuels	34,072	—	—	34,072
Pharmaceuticals	24,984	—	—	24,984
Real Estate Investment Trusts (REITs)	6,300	—	—	6,300
Road & Rail	2,205	—	—	2,205
Semiconductors & Semiconductor Equipment	1,428	—	—	1,428
Software	12,487	—	—	12,487
Specialty Retail	4,640	—	—	4,640
Textiles, Apparel & Luxury Goods	1,657	—	—	1,657
Tobacco	3,410	—	—	3,410
Trading Companies & Distributors	1,481	—	—	1,481
Wireless Telecommunication Services	2,768	4,841	—	7,609
Short-Term Investments
Repurchase Agreement	—	4,829	—	4,829

Total Investments	$278,891	$14,279	$—	$293,170

There were no Level 3 holdings at October 31, 2010 or October 31, 2011, and no significant transfers between levels during the year.

For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security.

1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

AUS	Australia.

CAN	Canada.

CHN	China.

IL	Israel.

SWS	Switzerland.

UK	United Kingdom.

The accompanying notes are an integral part of the Financial Statements.

32

Harbor Mid Cap Value Fund

MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER

LSV Asset Management

155 North Wacker Drive Suite 4600

Chicago, IL 60606

PORTFOLIO MANAGERS

Josef Lakonishok, Ph.D.

Since 2004

Menno Vermeulen, CFA

Since 2004

Puneet Mansharamani, CFA

Since 2006

LSV has subadvised the Fund since 2004.

INVESTMENT GOAL

Long-term total return

PRINCIPAL STYLE CHARACTERISTICS

Mid cap value stocks of companies with inexpensive fundamentals and recent momentum, relative to their peers

Josef Lakonishok

Menno Vermeulen

Puneet Mansharamani

Management’s Discussion of Fund Performance

MARKET REVIEW

Mid cap stocks were up over 20% for the first half of fiscal 2011 before plummeting by more than 20% from May through September. Markets did bounce back in October as mid caps advanced 13%. For the year ended October 31, 2011, the Russell Midcap® Index finished up 7.85%. Value stocks trailed growth stocks as the Russell Midcap® Value Index advanced 5.83% compared to 10.08% for the Russell Midcap® Growth Index.

Fiscal 2011 started off strong as the Federal Reserve followed through with another round of quantitative easing in an attempt to keep interest rates low. Markets also got a boost late in calendar 2010 as the Bush tax cuts were extended through 2012. Companies continued to report earnings that surpassed expectations, with solid revenue growth for corporate America despite slow economic growth in general. However, markets turned negative midway through the fiscal year as macro events took center stage. The U.S. budget impasse and subsequent downgrade of U.S. debt, the renewed Greek/European debt crisis, and decelerating growth in both developed and emerging markets all weighed heavily on equity markets. Other economic indicators such as unemployment and housing in the U.S. showed little or no signs of improvement. While corporations continued to report good earnings, this was overshadowed by these macro events, particularly in the second half of the fiscal year.

The more defensive sectors of the market generally held up best. Consumer Staples, Utilities, and Health Care stocks all had double-digit gains. Energy and Consumer Discretionary names also posted strong returns. Economically sensitive sectors such as Financials, Materials, and Industrials trailed the market. Technology and Telecom stocks also lagged. As mentioned above, the market was driven more by macro factors than by individual company fundamentals. In general, this type of environment is challenging for strategies such as ours, with its focus on adding value through bottom-up stock selection.

PERFORMANCE

The Harbor Mid Cap Value Fund returned 2.81% (Institutional Class), 2.61% (Administrative Class), and 2.45% (Investor Class), for the year ended October 31, 2011, compared to the 5.83% return of the Russell Midcap® Value Index. As noted above, value stocks lagged the overall market. Given our deep value style, this was somewhat of a headwind for the Fund as it typically performs well when value stocks lead the market.

The Fund’s sector allocations had little impact on relative performance. Our smaller-than-index position in Utilities and overweight to Technology detracted from performance; however, this was offset somewhat by our overweight to Health Care, which held up well. Stock selection detracted overall, particularly in the Consumer Staples and Consumer Discretionary sectors.

Top performers in the Fund included Energy companies Tesoro and W&T Offshore, Dillard’s in the Consumer Discretionary sector, and Technology company Fairchild Semiconductor. The portfolio also benefited from a number of takeovers, including Lubrizol in the specialty chemicals industry, biotechnology company Cephalon, King

33

Harbor Mid Cap Value Fund

MANAGERS’ COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
Entergy Corporation	1.9%
Valero Energy plc	1.8%
Safeway Inc.	1.7%
Macy’s Inc.	1.6%
Aetna Inc.	1.5%
CBL & Associates Properties Inc.	1.5%
L-3 Communications Holdings Inc.	1.5%
Murphy Oil Corporation	1.5%
Hospitality Properties Trust	1.4%
KeyCorp.	1.4%

Pharmaceuticals, and Timberland, all of which were taken out at good premiums. Detractors from performance included Energy stocks Overseas Shipholding Group and USEC, Consumer Discretionary names Radioshack and Whirlpool, and Technology company Computer Sciences.

OUTLOOK AND STRATEGY

Our portfolio decision-making process is strictly quantitative and is driven by (1) a proprietary model that ranks securities on fundamental measures of value and indicators of near-term appreciation potential, and (2) a portfolio-construction process that controls for risk while maximizing expected return. The objective of the model is to pick undervalued stocks with high near-term appreciation potential. The process is purely bottom-up with no emphasis placed on macroeconomic analysis.

Sector weightings are a residual of our bottom-up stock selection process, subject to minimum and maximum exposures to sectors and industries. Relative to the benchmark, the Fund is overweighted in the Technology and Consumer Discretionary sectors and underweighted in REITs and Utilities. The most significant changes in relative sector weights over the last year were an increase to Energy and a decrease to Health Care. The increased relative weight to Energy stocks in the portfolio was a result of the annual reconstitution of the Russell Midcap® Value Index, effective June 30, 2011, which included a reduction in the benchmark’s allocation to Energy names. We sold a number of Health Care stocks that had done well, including biotechnology companies Cephalon and Biogen, pharmaceuticals Endo Pharmaceutical, Medicines Company, and Mylan Labs, and health care equipment company Kinetic Concepts.

We believe the Fund remains attractively positioned from a valuation standpoint. As of October 31, 2011, the portfolio was trading at 9.9x forward earnings compared to 13.9x for the Russell Midcap® Value Index, 1.3x book value compared to 1.5x book for the index, and 5.7x cash flow compared to 8.2x for the benchmark. These are levels we have not seen since early 2009 and are low compared to historical averages. We believe this means good things for both absolute and relative returns over the next three to five years but cannot offer a guess as to what weight they carry in the near term. In our opinion, the key will be a return to a focus on fundamentals rather than macro-driven sentiment.

This report contains the current opinions of LSV Asset Management at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Stocks of mid cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

34

Harbor Mid Cap Value Fund

FUND SUMMARY—October 31, 2011 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2023

Cusip	411511835

Ticker	HAMVX

Inception Date	03/01/2002

Net Expense Ratio	0.95%[a]

Total Net Assets (000s)	$56,428

ADMINISTRATIVE CLASS

Fund #	2223

Cusip	411511728

Ticker	HRMVX

Inception Date	11/01/2002

Net Expense Ratio	1.20%[a]

Total Net Assets (000s)	$1,114

INVESTOR CLASS

Fund #	2423

Cusip	411511736

Ticker	HIMVX

Inception Date	11/01/2002

Net Expense Ratio	1.32%[a]

Total Net Assets (000s)	$3,794

a	Reflective of a contractual expense cap effective through February 29, 2012.

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Weighted Average Market Cap (MM)	$6,713	$7,717

Price/Earning Ratio (P/E)	11.8x	16.9x

Price/Book Ratio (P/B)	1.3x	1.5x

Beta vs. Russell Midcap® Value Index	1.04	1.00

Portfolio Turnover Rate (Year Ended 10/31/2011)	32%	N/A

SECTOR ALLOCATION (% of investments)

(Excludes cash and short-term investments)

35

Harbor Mid Cap Value Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 03/01/2002 through 10/31/2011

The graph compares a $50,000 investment in the Fund with the performance of the Russell Midcap® Value Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2011
Harbor Mid Cap Value Fund
Institutional Class	2.81%	-0.15%	4.19%	03/01/2002	$74,359
Comparative Index
Russell Midcap® Value	5.83%	0.73%	7.57%	—	$101,250

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 11/01/2002 through 10/31/2011

The graph compares a $10,000 investment in the Fund with the performance of the Russell Midcap® Value Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2011
Harbor Mid Cap Value Fund
Administrative Class	2.61%	-0.40%	6.47%	11/01/2002	$17,587
Investor Class	2.45%	-0.52%	6.35%	11/01/2002	$17,398
Comparative Index
Russell Midcap® Value	5.83%	0.73%	10.15%	—	$23,873

As stated in the Fund’s current prospectus, the expense ratios were 0.95% (Net) and 1.03% (Gross) (Institutional Class); 1.20% (Net) and 1.28% (Gross) (Administrative Class); and 1.32% (Net) and 1.40% (Gross) (Investor Class). The net expense ratios are contractually capped until 02/29/2012. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower.

a	Annualized.

36

Harbor Mid Cap Value Fund

PORTFOLIO OF INVESTMENTS—October 31, 2011

Equity Holdings (% of net assets)

(Excludes net cash of 0.5%)

COMMON STOCKS—99.5%

Shares		Value (000s)

AEROSPACE & DEFENSE—3.4%
14,000	L-3 Communications Holdings Inc.	$949
6,600	Northrop Grumman Corporation	381
16,800	Raytheon Co.	742

		2,072

AUTO COMPONENTS—2.4%
12,800	Autoliv Inc.	740
16,800	TRW Automotive Holdings Corporation*	707

		1,447

CAPITAL MARKETS—2.2%
17,700	Ameriprise Financial Inc.	826
13,400	State Street Corporation	541

		1,367

CHEMICALS—2.6%
11,100	Ashland Inc.	588
17,800	Eastman Chemical Company	699
4,400	Stepan Company	340

		1,627

COMMERCIAL BANKS—5.5%
27,100	Banco Latinoamericano de Comercio Exterior SA (PA)	440
17,900	East West Bancorp Inc.	349
18,900	F.N.B. Corporation	191
56,700	Fifth Third Bancorp.	681
82,300	Huntington Bancshares Inc.	426
121,800	KeyCorp.	860
4,800	PNC Financial Services Group Inc.	258
36,000	Regions Financial Corporation	141

		3,346

COMMERCIAL SERVICES & SUPPLIES—1.0%
36,000	R.R. Donnelley & Sons Company	587

COMMUNICATIONS EQUIPMENT—1.3%
6,100	Comtech Telecommunications Corp.	202
15,500	Harris Corporation	585

		787

COMPUTERS & PERIPHERALS—2.4%
16,100	Lexmark International Inc.*	510
39,100	Seagate Technology plc (IE)	631
12,900	Western Digital Corporation*	344

		1,485

CONSTRUCTION & ENGINEERING—1.3%
16,500	Tutor Perini Corporation	240
16,300	URS Corporation*	582

		822

CONSUMER FINANCE—0.5%
13,700	Nelnet Inc.	294

CONTAINERS & PACKAGING—1.4%
40,600	Boise Inc.	246
12,500	Owens-Illinois Inc.*	251
6,000	Rock-Tenn Company	355

		852

ELECTRIC UTILITIES—5.2%
20,100	American Electric Power Company Inc.	789
6,300	El Paso Electric Co.	202
16,800	Entergy Corporation	1,162
10,000	Pinnacle West Capital Corporation	456
22,700	Portland General Electric Company	557

		3,166

37

Harbor Mid Cap Value Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—2.8%
17,400	Benchmark Electronics Inc.*	$239
22,600	Ingram Micro Inc.*	404
23,700	TE Connectivity Ltd. (SWS)	843
23,300	Vishay Intertechnology Inc.*	250

		1,736

ENERGY EQUIPMENT & SERVICES—1.8%
7,600	Atwood Oceanics Inc.*	325
15,700	Complete Production Services Inc.*	515
7,300	Noble Corporation (SWS)*	262

		1,102

FOOD & STAPLES RETAILING—2.2%
53,100	Safeway Inc.	1,028
41,600	SUPERVALU Inc.	334

		1,362

FOOD PRODUCTS—3.4%
21,400	Archer Daniels Midland Company	619
4,000	Bunge Ltd. (BM)	247
20,000	Chiquita Brands International Inc.*	178
11,300	ConAgra Foods Inc.	286
14,900	Fresh Del Monte Produce Inc.	380
17,500	Smithfield Foods Inc.*	400

		2,110

GAS UTILITIES—0.4%
6,700	Atmos Energy Corporation	230

HEALTH CARE EQUIPMENT & SUPPLIES—1.3%
32,800	Boston Scientific Corp.*	193
11,700	Zimmer Holdings Inc.*	616

		809

HEALTH CARE PROVIDERS & SERVICES—4.0%
22,400	Aetna Inc.	891
6,900	CIGNA Corporation	306
13,200	Coventry Health Care Inc.*	420
19,100	Health Net Inc.*	531
28,200	Kindred Healthcare Inc.*	328

		2,476

HOTELS, RESTAURANTS & LEISURE—1.4%
22,600	Brinker International Inc.	517
38,700	Ruby Tuesday Inc.*	325

		842

HOUSEHOLD DURABLES—2.0%
15,500	American Greetings Corporation	248
34,400	Newell Rubbermaid Inc.	509
9,100	Whirlpool Corporation	463

		1,220

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS—0.3%
54,999	GenOn Energy Inc.*	168

INSURANCE—12.2%
7,400	Aflac Inc.	334
4,900	Allied World Assurance Co Holdings Ltd.	285
15,300	Allstate Corporation	403
30,500	American Equity Investment Life Holding Company	330
16,600	American Financial Group Inc.	595
13,300	Aspen Insurance Holdings Ltd. (BM)	352
9,100	Chubb Corporation	610
18,700	Delphi Financial Group Inc.	495
7,500	Endurance Specialty Holdings Ltd. (BM)	279

INSURANCE—Continued
5,700	Everest Re Group Ltd.	$512
26,700	Hartford Financial Services Group Inc.	514
17,300	Horace Mann Educators Corporation	233
12,400	Lincoln National Corporation	236
4,900	PartnerRE Ltd. (BM)	305
18,100	Protective Life Corporation	337
5,800	StanCorp Financial Group Inc.	197
24,000	Tower Group Inc.	569
17,100	Unum Group	408
17,400	Validus Holdings Ltd. (BM)	476

		7,470

IT SERVICES—1.6%
15,500	Computer Sciences Corporation	488
44,800	Convergys Corporation*	479

		967

MACHINERY—3.9%
15,100	AGCO Corp.*	662
3,800	EnPro Industries Inc.*	131
6,700	ITT Corporation	305
7,600	Navistar International Corporation*	320
6,700	Parker Hannifin Corp.	546
9,800	Timken Company	413

		2,377

MEDIA—1.3%
11,600	Dish Network Corporation*	280
27,800	Gannett Inc.	325
48,300	Journal Communications Inc.*	187

		792

METALS & MINING—0.5%
4,100	Cliffs Natural Resources Inc.	280

MULTI-UTILITIES—3.3%
23,700	CMS Energy Corporation	494
10,500	DTE Energy Co.	547
13,000	Public Service Enterprise Group Inc.	438
28,500	TECO Energy Inc.	529

		2,008

MULTILINE RETAIL—2.8%
15,300	Dillard’s Inc.	788
31,400	Macy’s Inc.	959

		1,747

OFFICE ELECTRONICS—1.0%
71,500	Xerox Corporation	585

OIL, GAS & CONSUMABLE FUELS—6.7%
12,300	Hess Corp.	769
16,800	Murphy Oil Corporation	930
10,300	Overseas Shipholding Group Inc.	129
18,300	Tesoro Corporation*	475
57,200	USEC Inc.*	120
44,500	Valero Energy plc	1,095
31,600	W&T Offshore Inc.	622

		4,140

PAPER & FOREST PRODUCTS—2.2%
6,700	Domtar Corporation	549
29,500	International Paper Co.	817

		1,366

38

Harbor Mid Cap Value Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)

PHARMACEUTICALS—1.9%
13,600	Endo Pharmaceuticals Holdings Inc.*	$439
10,300	Forest Laboratories Inc.*	322
14,200	Par Pharmaceutical Companies Inc.*	435

		1,196

REAL ESTATE INVESTMENT TRUSTS (REITs)—6.7%
29,700	Annaly Capital Management Inc.	501
62,000	Brandywine Realty Trust	565
58,800	CBL & Associates Properties Inc.	904
21,950	CommonWealth REIT	425
35,500	Hospitality Properties Trust	853
62,900	Lexington Realty Trust	494
56,700	MFA Financial Inc.	383

		4,125

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—2.4%
45,300	Fairchild Semiconductor International Inc.*	678
8,800	KLA-Tencor Corp.	415
27,600	Marvell Technology Group Ltd.*	386

		1,479

SPECIALTY RETAIL—3.5%
20,700	GameStop Corp.*	529
34,800	Gap Inc.	658
20,500	Radioshack Corporation	244

SPECIALTY RETAIL—Continued
27,100	Stage Stores Inc.	$424
6,400	The Children’s Place Retail Stores Inc.*	300

		2,155

TEXTILES, APPAREL & LUXURY GOODS—0.2%
12,900	The Jones Group Inc.	144

THRIFTS & MORTGAGE FINANCE—0.1%
12,100	Hudson City Bancorp Inc.	76

TOBACCO—0.4%
5,300	Universal Corporation	227

TOTAL COMMON STOCKS (Cost $66,428)		61,041

TOTAL INVESTMENTS—99.5% (Cost $66,428)		61,041

CASH AND OTHER ASSETS, LESS LIABILITIES—0.5%		295

TOTAL NET ASSETS—100.0%		$61,336

FAIR VALUE MEASUREMENTS

All holdings at October 31, 2011 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2010 or October 31, 2011, and no significant transfers between levels during the year.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures section in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security.

BM	Bermuda.

IE	Ireland.

PA	Panama.

SWS	Switzerland.

The accompanying notes are an integral part of the Financial Statements.

39

Harbor Small Cap Value Fund

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER

EARNEST Partners LLC

1180 Peachtree Street NE

Suite 2300

Atlanta, GA 30309

PORTFOLIO MANAGER

Paul Viera

Since 2001

EARNEST Partners has subadvised the Fund since its inception in 2001.

INVESTMENT GOAL

Long-term total return

PRINCIPAL STYLE CHARACTERISTICS

Small cap value stocks

Paul Viera

Management’s Discussion of Fund Performance

MARKET REVIEW

U.S. equity markets finished the 12 months ended October 31, 2011, in positive territory. Despite significant declines during the summer, the small cap value market as represented by the Russell 2000® Value Index rebounded to close the fiscal year up 3.54%. International markets lagged the U.S. due to increased risk aversion among investors in Europe and emerging markets. The MSCI EAFE (ND) Index of stocks in developed overseas markets declined 4.08% (all returns cited are in U.S. dollars).

Europe continued to be a focal point for global markets. Greece remained at the forefront, as yields on the country’s debt soared, with investors pricing in a high probability of default. The European Central Bank, along with the International Monetary Fund and European Union officials, continued to pledge support in an effort to keep the crisis from spreading. Financial stocks languished as investors grew increasingly concerned about possible exposures to both sovereign and corporate debt in southern Europe.

In the U.S., economic growth has remained modest. Efforts continued to address the unemployment rate, which remained in the 9% range. After much debate, the U.S. increased its debt ceiling. Due to the intensity and length of the debate, Standard & Poor’s initiated an unprecedented move of lowering the long-term sovereign credit rating on the U.S. from AAA to AA+. The other two primary rating agencies kept the U.S. at the highest credit level. Despite the downgrade, demand for U.S. Treasurys continued to increase, pushing yields lower. The decrease in yields across the yield curve is a further indication that many investors are shedding risk and moving into less volatile assets and that, despite the downgrade, U.S. government debt is still regarded as one of the safest investments in the world.

The Federal Reserve took additional steps to stimulate the economy. In August, it announced that it would keep short-term interest rates “exceptionally low” until at least 2013. In September, it announced plans to purchase $400 billion of U.S. Treasury securities on the longer end of the yield curve (6 to 30 years) and sell an equivalent amount of securities with maturities of 3 years or less. These actions are expected to provide further stimulus to the economy by keeping long-term yields low, thereby encouraging borrowing and forcing investors to seek out higher-yielding investments.

Corporate profits remained a bright spot, maintaining positive year-over-year growth. Corporations have generated earnings growth through cost reductions and improved productivity, as well as through increased international sales, particularly to emerging markets. Many companies have also turned to acquisitions to generate further growth. Because corporate balance sheets are strong, interest rates are low, and market valuations have declined, merger and acquisition activity increased during the fiscal year. Slowing, albeit still high single-digit, growth in emerging markets, as well as a challenging macro environment in the U.S., continue to cloud visibility over the next 12 months. A lack of resolution to the European financial crisis likely compounds those concerns, contributing to continued volatility in the market.

40

Harbor Small Cap Value Fund

MANAGER’S COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
Cabot Oil & Gas Corporation	4.7%
Core Laboratories NV	3.4%
PVH Corp.	3.2%
Amerigroup Corporation	2.8%
Cash America International Inc.	2.7%
Oneok Inc.	2.7%
Hexcel Corporation	2.6%
FLIR Systems Inc.	2.5%
Timken Company	2.5%
Pharmaceutical Product Development Inc.	2.4%

PERFORMANCE

The Harbor Small Cap Value Fund outperformed its benchmark by a substantial margin for fiscal 2011. The Fund returned 10.17% (Institutional Class), 9.84% (Administrative Class), and 9.74% (Investor Class), compared with the 3.54% return of the Russell 2000® Value Index. From a longer-term viewpoint, the Fund outperformed the index for the 5 years ended October 31, 2011, and since its inception.

The Fund’s positive absolute and relative performance can be attributed to strong stock selection across numerous sectors. Several of the portfolio’s best performers were Energy companies, which as a group outperformed those in the index by more than 30 percentage points. Energy holding Cabot Oil & Gas, up 169%, was the strongest performer, along with Core Laboratories, which was up 41%.

In the Health Care sector, Pharmaceutical Product Development, a contract research organization providing outsourced clinical trial management for pharmaceutical and biotech companies, was up 31%. Longer term, we think the company should continue to benefit from increased outsourcing by drug companies of clinical trial management, a well-established global footprint driving market share gains, and recent investments in its lab business. In October 2011, it was announced that private equity investors had agreed to acquire the company at a premium of nearly 30%.

Shares of Hexcel, an Industrials sector holding, rose 39%. Hexcel is a global producer of composite materials used in aerospace, defense, wind energy, and other industrial applications. Composite materials are significantly lighter than traditional metals, improving the efficiency of the end product, be it an airplane or wind turbine blade. Demand from non-U.S. commercial airlines (particularly those in emerging markets) has driven the key aviation platforms to ramp up production, and therefore Hexcel experienced growth despite the volatile market. Globally, we believe the industry is on the cusp of a broad upgrade cycle – with composite materials making up 20% to 50% of next-generation aircraft versus 5% historically.

Investments in Information Technology stocks declined by -9% in aggregate and were the worst-performing sector in the portfolio. Technology names Digital River, Itron, and Checkpoint Systems were among the biggest detractors from Fund performance relative to the index.

OUTLOOK AND STRATEGY

As of October 31, 2011, the Fund was overweight in the Industrials, Energy, Health Care, Information Technology, and Telecommunications sectors and was underweight in Financials, Materials, Consumer Staples, and Consumer Discretionary. The fund had a market weight to Utilities. The Fund’s relative overweight and underweight positions are an outgrowth of where we are finding good individual investment opportunities.

In managing the Harbor Small Cap Value Fund, we seek companies with share prices that we believe do not fully reflect their earnings growth outlook. Going forward, we will continue to employ our three-step investment methodology: screen the broad universe to identify stocks that are best positioned to outperform, measure and manage downside risk to the benchmark, and perform in-depth, thorough, fundamental research to find what we believe are the best stocks to include in the Fund.

This report contains the current opinions of EARNEST Partners LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Stocks of small cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

41

Harbor Small Cap Value Fund

FUND SUMMARY—October 31, 2011 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2022

Cusip	411511843

Ticker	HASCX

Inception Date	12/14/2001

Expense Ratio	0.84%

Total Net Assets (000s)	$543,488

ADMINISTRATIVE CLASS

Fund #	2222

Cusip	411511710

Ticker	HSVRX

Inception Date	11/01/2002

Expense Ratio	1.09%

Total Net Assets (000s)	$24,180

INVESTOR CLASS

Fund #	2422

Cusip	411511694

Ticker	HISVX

Inception Date	11/01/2002

Expense Ratio	1.21%

Total Net Assets (000s)	$16,461

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Weighted Average Market Cap (MM)	$2,824	$1,045

Price/Earning Ratio (P/E)	19.0x	17.3x

Price/Book Ratio (P/B)	2.2x	1.3x

Beta vs. Russell 2000® Value Index	0.92	1.00

Portfolio Turnover Rate (Year Ended 10/31/2011)	12%	N/A

SECTOR ALLOCATION (% of investments)

(Excludes cash and short-term investments)

42

Harbor Small Cap Value Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 12/14/2001 through 10/31/2011

The graph compares a $50,000 investment in the Fund with the performance of the Russell 2000® Value Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2011
Harbor Small Cap Value Fund
Institutional Class	10.17%	0.36%	8.35%	12/14/2001	$110,463
Comparative Index
Russell 2000® Value	3.54%	-1.42%	6.81%	—	$95,860

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 11/01/2002 through 10/31/2011

The graph compares a $10,000 investment in the Fund with the performance of the Russell 2000® Value Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2011
Harbor Small Cap Value Fund
Administrative Class	9.84%	0.11%	9.02%	11/01/2002	$21,746
Investor Class	9.74%	-0.01%	8.84%	11/01/2002	$21,436
Comparative Index
Russell 2000® Value	3.54%	-1.42%	8.82%	—	$21,412

As stated in the Fund’s current prospectus, the expense ratios were 0.86% (Institutional Class); 1.11% (Administrative Class); and 1.23% (Investor Class). The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower.

a	Annualized.

43

Harbor Small Cap Value Fund

PORTFOLIO OF INVESTMENTS—October 31, 2011

Equity Holdings (% of net assets)

(Excludes net cash and short-term investments of 3.1%)

COMMON STOCKS—96.9%

Shares		Value (000s)

AEROSPACE & DEFENSE—6.7%
305,600	AAR Corp.	$6,091
614,500	Hexcel Corporation*	15,184
229,698	Moog Inc.*	8,896
162,300	Teledyne Technologies Inc.*	8,841

		39,012

CAPITAL MARKETS—4.9%
351,173	Eaton Vance Corporation	9,233
423,600	Jefferies Group Inc.	5,617
449,168	Raymond James Financial Inc.	13,641

		28,491

CHEMICALS—3.9%
221,500	Scotts Miracle-Gro Company	10,745
337,400	Valspar Corporation	11,765

		22,510

COMMERCIAL BANKS—2.8%
427,409	Trustmark Corporation	$9,463
281,500	United Bankshares Inc.	6,683

		16,146

COMMUNICATIONS EQUIPMENT—1.5%
840,719	Arris Group Inc.*	9,046

CONSTRUCTION & ENGINEERING—1.4%
231,100	URS Corporation*	8,250

CONSUMER FINANCE—2.7%
292,369	Cash America International Inc.	16,007

ELECTRICAL EQUIPMENT—2.9%
340,500	EnerSys*	7,671
198,800	Franklin Electric Co. Inc.	9,129

		16,800

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—4.6%
463,302	Checkpoint Systems Inc.*	6,139
564,936	FLIR Systems Inc.	14,858
158,667	Itron Inc.*	5,837

		26,834

ENERGY EQUIPMENT & SERVICES—7.9%
258,149	Bristow Group Inc.	12,850
181,200	Core Laboratories NV	19,617
231,124	Lufkin Industries Inc.	13,657

		46,124

GAS UTILITIES—7.1%
204,200	Oneok Inc.	15,529
234,769	South Jersey Industries Inc.	13,220
296,337	WGL Holdings Inc.	12,686

		41,435

HEALTH CARE EQUIPMENT & SUPPLIES—0.9%
189,700	Cantel Medical Corp.	5,236

HEALTH CARE PROVIDERS & SERVICES—6.1%
310,973	Amedisys Inc.*	4,083
296,400	Amerigroup Corporation*	16,489
347,862	Healthways Inc.*	2,490
190,892	Mednax Inc.*	12,561

		35,623

HOTELS, RESTAURANTS & LEISURE—2.2%
298,000	Life Time Fitness Inc.*	12,853

HOUSEHOLD DURABLES—2.4%
312,100	Helen of Troy Ltd.*	9,029
273,800	Meritage Homes Corporation*	4,860

		13,889

INSURANCE—6.4%
344,447	Delphi Financial Group Inc.	9,121
444,500	Protective Life Corporation	8,268
242,800	Reinsurance Group of America Inc.	12,681
243,600	State Auto Financial Corporation	3,237
226,733	United Fire & Casualty Company	4,265

		37,572

INTERNET SOFTWARE & SERVICES—0.9%
293,589	Digital River Inc.*	5,381

IT SERVICES—2.3%
293,200	Global Payments Inc.	13,464

44

Harbor Small Cap Value Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)

LIFE SCIENCES TOOLS & SERVICES—3.9%
172,300	Covance Inc.*	$8,741
421,986	Pharmaceutical Product Development Inc.	13,921

		22,662

MACHINERY—5.3%
297,200	Harsco Corporation	6,850
184,600	Snap-on Inc.	9,908
341,100	Timken Company	14,367

		31,125

METALS & MINING—2.0%
394,435	AMCOL International Corporation	11,908

OIL, GAS & CONSUMABLE FUELS—6.3%
356,800	Cabot Oil & Gas Corporation	27,730
301,194	Swift Energy Company*	9,223

		36,953

REAL ESTATE INVESTMENT TRUSTS (REITs)—2.9%
512,586	First Potomac Realty Trust	7,284
947,480	Medical Properties Trust Inc.	9,569

		16,853

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—1.3%
195,266	Cabot Microelectronics Corporation*	7,522

SPECIALTY RETAIL—2.0%
443,300	Aaron’s Inc.	11,863

TEXTILES, APPAREL & LUXURY GOODS—3.2%
249,200	PVH Corp.	$18,543

THRIFTS & MORTGAGE FINANCE—0.9%
634,200	Astoria Financial Corporation	5,264

WIRELESS TELECOMMUNICATION SERVICES—1.5%
227,900	SBA Communications Corporation*	8,681

TOTAL COMMON STOCKS (Cost $409,111)		566,047

SHORT-TERM INVESTMENTS—3.1%
(Cost $18,347)
Principal Amount (000s)
REPURCHASE AGREEMENTS
$18,347	Repurchase Agreement with State Street Corporation dated October 31, 2011 due November 1, 2011 at 0.010% collateralized by U.S. Treasury Notes (market value $18,719)	18,347

TOTAL INVESTMENTS—100.0% (Cost $427,458)		584,394

CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		(265)

TOTAL NET ASSETS—100.0%		$584,129

FAIR VALUE MEASUREMENTS

Repurchase Agreements valued at $18,347 are classified as Level 2. All other holdings at October 31, 2011 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2010 or October 31, 2011, and no significant transfers between levels during the year.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures section in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security.

The accompanying notes are an integral part of the Financial Statements.

45

Harbor Small Company Value Fund

MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER

Evercore Asset Management, LLC

55 East 52nd Street

New York, NY 10055

PORTFOLIO MANAGERS

Andrew Moloff

Since 2007

Greg Sawers

Since 2007

Evercore has subadvised the Fund since its inception in 2007.

INVESTMENT GOAL

Long-term total return

PRINCIPAL STYLE CHARACTERISTICS

Small cap value stocks

Andrew Moloff

Greg Sawers

Management’s Discussion of

Fund Performance

MARKET REVIEW

In last year’s annual report we wrote that “America’s great de-leveraging continues” and noted that the dynamic had created unusually high monthly stock market volatility while also providing a significant headwind to the resumption of meaningful economic growth. Twelve months later, we believe the only thing wrong with that assessment is the geography. It has become quite clear that de-leveraging isn’t just an American problem but rather a global one, particularly for the developed western world. Many southern European countries either cannot (Greece) or might not be able to (Spain, Italy, Portugal) service their debt obligations — most of which reside on the asset side of European bank balance sheets. There are numerous concerns about the impact of this problem. For instance, a write-down of that debt would damage the banks’ capital and thus constrict lending. This would further pressure economic growth, which would, ultimately, cut into U.S. exports.

All of this is simply the latest iteration of the great “western de-leveraging,” which began in 2007 and, in our view, is likely to continue for well into the foreseeable future. It will, of course, eventually run its course. And the equity markets will, eventually, respond positively to that resolution. Between now and then, however, there is little for an investor to do except to be patient and invest in the bargains that such monumental shifts inevitably offer. That, in a nutshell, is our strategy: Be price sensitive, opportunistic, and patient.

PERFORMANCE

For fiscal 2011, Harbor Small Company Value Fund underperformed the Russell 2000® Value Index, following two very strong years in fiscal 2009 and 2010. For the year ended October 31, 2011, the Fund returned -0.45% (Institutional Class), -0.84% (Administrative Class), and -0.85% (Investor Class), compared to 3.54% for the Russell 2000® Value benchmark. For the three years ended October 31, 2011, the Fund returned 19.68% (Institutional Class) on an annualized basis, outperforming the index by 1,016 basis points, or 10.16 percentage points.

Turnover within the portfolio remained relatively low (even by our standards) as we practiced the patience counseled above. As a result, about 35% of the portfolio remained invested in the Financials sector, primarily in smaller regional banks and in insurance companies.

While these holdings generally detracted from performance in the most recent fiscal year, our thesis for the regional banks also remains relatively unchanged. Although the broad backdrop is certainly not without controversy (falling interest rates, a flattening yield curve, slow loan growth, continuing additions to loan-loss reserves, and politicians that, at times, seem outright hostile to the industry), we see considerable earnings potential from our holdings, which, by and large, remain extremely well capitalized, with falling loan-loss provisions, increasing dividend payouts, and a lack of capital markets exposure in their business mix.

Beyond Financials, the Fund’s next-largest sector weight was Consumer Discretionary, which also detracted from performance in the past 12 months. In contrast to our Financials

46

Harbor Small Company Value Fund

MANAGERS’ COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
Smithfield Foods Inc.	5.6%
Bristow Group Inc.	4.0%
Lear Corporation	3.8%
Jarden Corporation	3.7%
American Woodmark Corporation	3.5%
Discover Financial Services	3.5%
CSS Industries Inc.	3.4%
American Axle & Manufacturing Holdings Inc.	3.2%
Blount International Inc.	2.9%
XL Group plc	2.9%

exposure, with its focus on banks and insurance, our holdings in Consumer Discretionary are rather diverse. The strongest contributors to performance in the Consumer Discretionary sector over the past year were our investments in CSS Industries (gift-wrapping paper), American Axle (auto supplier), and MarineMax (marina operator and boat retailer). Leading detractors from performance were K-Swiss (footwear) and M/I Homes (homebuilder). Other than the broad macroeconomic outlook, no single issue or controversy links these companies. On balance, however, each has suffered since the financial crisis began and each is in the midst of remaking its business and balance sheet in ways that we believe will deliver significant shareholder value over the course of the next few years.

At the other end of the performance spectrum were our holdings in the Consumer Staples, Energy, and Industrials sectors, each of which contributed to Fund performance relative to the index. Leading the way in Consumer Staples was Smithfield Foods, which benefited from its emergence from a down cycle in hog pricing with a significantly improved balance sheet. In the Industrials space, Alexander & Baldwin benefited from an activist shareholder interest in splitting the company’s land business from its shipping business, a move that, in our view, has potential to unlock significant shareholder value if brought to fruition.

OUTLOOK AND STRATEGY

Harbor Funds’ Board of Trustees has determined that it is in the best interests of the Harbor Small Company Value Fund and its shareholders that the Fund be liquidated and dissolved. The liquidation of the Fund is expected to occur on December 29, 2011. The liquidation proceeds will be distributed to any remaining shareholders of the Fund on the liquidation date.

Shareholders may exchange shares into another Harbor fund or redeem shares out of the Fund in accordance with Harbor’s exchange and redemption policies as set forth in the Fund’s prospectus until the date of the Fund’s liquidation.

In order to ready the Fund for liquidation, all or a substantial portion of the Fund’s assets will be invested in cash, cash equivalents and debt securities with a remaining maturity of less than one year. As a result, the Fund will no longer be able to achieve its investment objective of seeking long-term total return.

Because the Fund will be liquidating, the Fund is now closed to new investors.

This report contains the current opinions of Evercore Asset Management, LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Stocks of small cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. Because the Fund typically invests in approximately 40-60 companies, an adverse event affecting a particular company may hurt the Fund’s performance more than if it had invested in a larger number of companies. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

47

Harbor Small Company Value Fund

FUND SUMMARY—October 31, 2011 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2028

Cusip	411511421

Ticker	HASMX

Inception Date	05/01/2007

Net Expense Ratio	0.95%[a]

Total Net Assets (000s)	$7,261

ADMINISTRATIVE CLASS

Fund #	2228

Cusip	411511439

Ticker	HRSMX

Inception Date	05/01/2007

Net Expense Ratio	1.20%[a]

Total Net Assets (000s)	$905

INVESTOR CLASS

Fund #	2428

Cusip	411511413

Ticker	HISMX

Inception Date	05/01/2007

Net Expense Ratio	1.32%[a]

Total Net Assets (000s)	$2,326

a	Reflective of a contractual expense cap effective through February 29, 2012.

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Weighted Average Market Cap (MM)	$2,338	$1,045

Price/Earning Ratio (P/E)	16.3x	17.3x

Price/Book Ratio (P/B)	1.1x	1.3x

Beta vs. Russell 2000® Value Index	1.26	1.00

Portfolio Turnover Rate (Year Ended 10/31/2011)	11%	N/A

SECTOR ALLOCATION (% of investments)

(Excludes cash and short-term investments)

48

Harbor Small Company Value Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 05/01/2007 through 10/31/2011

The graph compares a $50,000 investment in the Fund with the performance of the Russell 2000® Value Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2011
Harbor Small Company Value Fund
Institutional Class	-0.45%	N/A	-4.29%	05/01/2007	$41,046
Comparative Index
Russell 2000® Value	3.54%	N/A	-2.91%	—	$43,775

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 05/01/2007 through 10/31/2011

The graph compares a $10,000 investment in the Fund with the performance of the Russell 2000® Value Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2011
Harbor Small Company Value Fund
Administrative Class	-0.84%	N/A	-4.53%	05/01/2007	$8,114
Investor Class	-0.85%	N/A	-4.62%	05/01/2007	$8,082
Comparative Index
Russell 2000® Value	3.54%	N/A	-2.91%	—	$8,755

As stated in the Fund’s current prospectus, the expense ratios were 0.95% (Net) and 1.24% (Gross) (Institutional Class); 1.20% (Net) and 1.48% (Gross) (Administrative Class); and 1.32% (Net) and 1.60% (Gross) (Investor Class). The net expense ratios are contractually capped until 02/29/2012. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower.

a	Annualized.

49

Harbor Small Company Value Fund

PORTFOLIO OF INVESTMENTS—October 31, 2011

Equity Holdings (% of net assets)

(Excludes net cash and short-term investments of 12.3%)

COMMON STOCKS—87.7%

Shares		Value (000s)

AUTO COMPONENTS—7.0%
34,625	American Axle & Manufacturing Holdings Inc.*	$336
8,600	Lear Corporation	403

		739

BIOTECHNOLOGY—1.1%
61,600	Nabi Biopharmaceuticals*	113

BUILDING PRODUCTS—3.5%
21,275	American Woodmark Corporation	362

COMMERCIAL BANKS—12.9%
23,740	Associated Banc-Corp.	265
5,605	City National Corporation	238
2,273	Comerica Inc.	58
23,650	Fulton Financial Corporation	223
31,064	KeyCorp.	219
398	PNC Financial Services Group Inc.	21
16,550	Popular Inc.*	31
4,470	Regions Financial Corporation	17
2,060	Suntrust Bank Inc.	41
32,918	Susquehanna Bancshares Inc.	239

		1,352

COMMERCIAL SERVICES & SUPPLIES—2.4%
12,292	Viad Corp.	257

COMPUTERS & PERIPHERALS—2.6%
10,507	Steel Excel Inc.*	273

CONSUMER FINANCE—3.5%
15,413	Discover Financial Services	363

ENERGY EQUIPMENT & SERVICES—6.8%
8,300	Bristow Group Inc.	$413
10,690	Gulf Island Fabrication Inc.	298

		711

FOOD PRODUCTS—7.9%
24,500	Dean Foods Company*	238
25,963	Smithfield Foods Inc.*	594

		832

HOUSEHOLD DURABLES—10.2%
16,644	CSS Industries Inc.	351
12,261	Jarden Corporation	393
7,200	M/I Homes Inc.*	54
89,524	Standard Pacific Corporation*	272

		1,070

INSURANCE—9.9%
29,629	MBIA Inc.*	261
27,080	Old Republic International Corporation	239
23,000	Stewart Information Services Corporation	231
14,025	XL Group plc	305

		1,036

LEISURE EQUIPMENT & PRODUCTS—2.4%
13,247	Jakks Pacific Inc.	251

MACHINERY—2.9%
19,417	Blount International Inc.*	302

MARINE—2.2%
5,614	Alexander & Baldwin Inc.	233

MEDIA—2.1%
25,100	Harte Hanks Inc.	220

METALS & MINING—0.7%
5,301	AM Castle & Co.*	73

PROFESSIONAL SERVICES—2.3%
21,687	Navigant Consulting Inc.*	246

ROAD & RAIL—4.9%
12,800	Arkansas Best Corporation	264
8,534	Con-way Inc.	251

		515

SPECIALTY RETAIL—1.9%
24,595	MarineMax Inc.*	200

THRIFTS & MORTGAGE FINANCE—0.5%
3,900	Washington Federal Inc.	53

TOTAL COMMON STOCKS (Cost $9,119)		9,201

50

Harbor Small Company Value Fund

PORTFOLIO OF INVESTMENTS—Continued

SHORT-TERM INVESTMENTS—2.2%
(Cost $233)
Principal Amount (000s)		Value (000s)
REPURCHASE AGREEMENTS
$233	Repurchase Agreement with State Street Corporation dated October 31, 2011 due November 1, 2011 at 0.010% collateralized by U.S. Treasury Notes (market value $241)	$233

TOTAL INVESTMENTS—89.9% (Cost $9,352)		9,434

CASH AND OTHER ASSETS, LESS LIABILITIES—10.1%		1,058

TOTAL NET ASSETS—100.0%		$10,492

FAIR VALUE MEASUREMENTS

Repurchase Agreements valued at $233 are classified as Level 2. All other holdings at October 31, 2011 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2010 or October 31, 2011, and no significant transfers between levels during the year.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures section in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security.

The accompanying notes are an integral part of the Financial Statements.

51

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52

Harbor Domestic Equity Funds

STATEMENT OF ASSETS AND LIABILITIES—October 31, 2011

(All amounts in thousands, except per share amounts)

	Harbor Capital Appreciation Fund	Harbor Mid Cap Growth Fund	Harbor Small Cap Growth Fund	Harbor Large Cap Value Fund	Harbor Mid Cap Value Fund	Harbor Small Cap Value Fund	Harbor Small Company Value Fund (Liquidation Basis)
ASSETS
Investments, at identified cost*	$9,263,208	$649,959	$425,398	$273,343	$66,428	$427,458	$9,352
Investments, at value	$11,778,269	$671,331	$462,715	$288,341	$61,041	$566,047	$9,201
Repurchase agreements	230,012	30,210	14,648	4,829	—	18,347	233
Cash	—	—	—	39	58	—	41
Foreign currency, at value (cost: $0, $0, $0, $25, $0, $0, $0)	—	—	—	14	—	—	—
Receivables for:
Investments sold	—	16,929	10,381	—	340	—	1,339
Capital shares sold	14,658	669	214	194	25	659	2
Dividends	3,214	17	22	308	55	345	2
Withholding tax	1,687	—	—	—	—	—	—
Prepaid registration fees	—	10	10	13	5	11	1
Other assets	138	8	8	14	1	16	—
Total Assets	12,027,978	719,174	487,998	293,752	61,525	585,425	10,819
LIABILITIES
Payables for:
Due to custodian	503	5,559	—	—	—	—	—
Investments purchased	51,595	4,517	—	523	—	—	—
Capital shares reacquired	13,428	1,268	474	148	161	839	306
Accrued expenses:
Management fees	5,699	433	289	145	23	352	7
12b-1 fees	247	74	12	6	1	8	1
Trustees’ fees and expenses	87	4	3	3	1	2	—
Transfer agent fees	591	34	23	14	3	27	1
Other	589	55	19	27	—	68	12
Total Liabilities	72,739	11,944	820	866	189	1,296	327
NET ASSETS	$11,955,239	$707,230	$487,178	$292,886	$61,336	$584,129	$10,492
Net Assets Consist of:
Paid-in capital	$10,074,023	$685,663	$400,707	$318,963	$74,478	$486,540	$10,597
Undistributed/(accumulated) net investment income/(loss)	8,130	(299)	(8)	1,508	575	787	—
Accumulated net realized gain/(loss)	(871,980)	(29,718)	34,514	(47,412)	(8,330)	(60,134)	(188)
Unrealized appreciation/(depreciation) of investments	2,745,066	51,584	51,965	19,827	(5,387)	156,936	83
	$11,955,239	$707,230	$487,178	$292,886	$61,336	$584,129	$10,492
NET ASSETS VALUE PER SHARE BY CLASS
Institutional Class
Net assets	$10,682,886	$345,875	$428,234	$261,032	$56,428	$543,488	$7,261
Shares of beneficial interest[2]	278,670	40,877	35,469	35,087	5,042	27,739	970
Net asset value per share[1]	$38.34	$8.46	$12.07	$7.44	$11.19	$19.59	$7.48
Administrative Class
Net assets	$487,025	$325,525	$36,936	$23,251	$1,114	$24,180	$905
Shares of beneficial interest[2]	12,785	38,995	3,138	3,128	99	1,239	122
Net asset value per share[1]	$38.09	$8.35	$11.77	$7.43	$11.28	$19.52	$7.44
Investor Class
Net assets	$785,328	$35,830	$22,008	$8,603	$3,794	$16,461	$2,326
Shares of beneficial interest[2]	20,762	4,342	1,903	1,149	340	853	313
Net asset value per share[1]	$37.83	$8.25	$11.57	$7.49	$11.17	$19.31	$7.43

*	Including repurchase agreements and short-term investments.
1	Per share amounts can be recalculated to the amounts disclosed herein when total net assets and shares of beneficial interest are not rounded to thousands.
2	Par value $0.01 (unlimited authorizations).

The accompanying notes are an integral part of the Financial Statements.

53

Harbor Domestic Equity Funds

STATEMENT OF OPERATIONS—Year Ended October 31, 2011

(All amounts in thousands)

	Harbor Capital Appreciation Fund	Harbor Mid Cap Growth Fund	Harbor Small Cap Growth Fund	Harbor Large Cap Value Fund	Harbor Mid Cap Value Fund	Harbor Small Cap Value Fund	Harbor Small Company Value Fund (Liquidation Basis)
Investment Income
Dividends	$91,432	$3,815	$2,670	$7,729	$1,347	$7,556	$138
Interest	15	13	2	1	—	3	—
Foreign taxes withheld	(792)	(91)	—	(60)	—	(29)	—
Total Investment Income	90,655	3,737	2,672	7,670	1,347	7,530	138
Operating Expenses
Management fees	67,751	5,493	3,840	1,990	469	4,915	101
12b-1 fees:
Administrative Class	1,144	841	98	51	3	61	3
Investor Class	1,735	102	69	56	13	82	9
Shareholder communications	701	67	16	12	5	97	3
Custodian fees	450	171	86	58	47	55	38
Transfer agent fees:
Institutional Class	6,736	236	296	194	37	400	6
Administrative Class	304	223	26	13	1	16	1
Investor Class	1,287	75	51	42	9	62	7
Professional fees	252	16	11	7	38	13	—
Trustees’ fees and expenses	235	14	10	6	1	12	—
Registration fees	317	67	56	60	64	62	35
Miscellaneous	99	12	10	10	7	13	6
Total expenses	81,011	7,317	4,569	2,499	694	5,788	209
Management fees waived	(1,020)	—	—	—	—	—	—
Transfer agent fees waived	(1,984)	(129)	(91)	(62)	(11)	(121)	(3)
Other expenses reimbursed	—	—	—	(48)	(68)	—	(63)
Custodial expense reductions	(1)	—	—	—	—	—	—
Net expenses	78,006	7,188	4,478	2,389	615	5,667	143
Net Investment Income/(Loss)	12,649	(3,451)	(1,806)	5,281	732	1,863	(5)
Realized and Unrealized Gain/(Loss) on Investment Transactions
Net realized gain/(loss) on:
Investments	547,016	108,069	44,063	17,122	4,129	71,250	(14)
Foreign currency transactions	(1,299)	(147)	—	(11)	—	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments	540,130	(56,070)	(18,924)	(1,950)	(4,506)	(5,419)	338
Translations of assets and liabilities in foreign currencies	(59)	—	—	—	—	—	—
Net gain/(loss) on investment transactions	1,085,788	51,852	25,139	15,161	(377)	65,831	324
Net Increase/(Decrease) in Net Assets Resulting from Operations	$1,098,437	$48,401	$23,333	$20,442	$355	$67,694	$319

The accompanying notes are an integral part of the Financial Statements.

54

Harbor Domestic Equity Funds

STATEMENT OF CHANGES IN NET ASSETS

(All amounts in thousands)

	Harbor Capital Appreciation Fund		Harbor Mid Cap Growth Fund		Harbor Small Cap Growth Fund
	November 1, 2010 through October 31, 2011	November 1, 2009 through October 31, 2010	November 1, 2010 through October 31, 2011	November 1, 2009 through October 31, 2010	November 1, 2010 through October 31, 2011	November 1, 2009 through October 31, 2010
INCREASE/(DECREASE) IN NET ASSETS
Operations:
Net investment income/(loss)	$12,649	$18,637	$(3,451)	$(2,474)	$(1,806)	$(2,065)
Net realized gain/(loss) on investments	545,717	438,108	107,922	70,304	44,063	69,751
Net unrealized appreciation/(depreciation) of investments	540,071	791,897	(56,070)	57,856	(18,924)	51,528
Net increase/(decrease) in assets resulting from operations	1,098,437	1,248,642	48,401	125,686	23,333	119,214
Distributions to Shareholders
Net investment income:
Institutional Class	(20,502)	(20,823)	—	—	—	—
Administrative Class	—	(240)	—	—	—	—
Investor Class	—	—	—	—	—	—
Net realized gain on investments:
Institutional Class	—	—	—	—	(13,831)	—
Administrative Class	—	—	—	—	(1,283)	—
Investor Class	—	—	—	—	(942)	—
Total distributions to shareholders	(20,502)	(21,063)	—	—	(16,056)	—
Net Increase/(Decrease) Derived from Capital Share Transactions	640,743	1,003,027	24,243	33,532	27,441	(30,690)
Net increase/(decrease) in net assets	1,718,678	2,230,606	72,644	159,218	34,718	88,524
Net Assets
Beginning of period	10,236,561	8,005,955	634,586	475,368	452,460	363,936
End of period*	$11,955,239	$10,236,561	$707,230	$634,586	$487,178	$452,460
* Includes undistributed/(accumulated) net investment income/(loss) of :	$8,130	$17,908	$(299)	$—	$(8)	$—
The accompanying notes are an integral part of the Financial Statements.

55

Harbor Large Cap Value Fund		Harbor Mid Cap Value Fund		Harbor Small Cap Value Fund		Harbor Small Company Value Fund
November 1, 2010 through October 31, 2011	November 1, 2009 through October 31, 2010	November 1, 2010 through October 31, 2011	November 1, 2009 through October 31, 2010	November 1, 2010 through October 31, 2011	November 1, 2009 through October 31, 2010	November 1, 2010 through October 31, 2011 (Liquidation Basis)	November 1, 2009 through October 31, 2010

$5,281	$4,286	$732	$637	$1,863	$2,476	$(5)	$(32)
17,111	(2,786)	4,129	706	71,250	1,750	(14)	2,146

(1,950)	22,710	(4,506)	8,458	(5,419)	125,810	338	47

20,442	24,210	355	9,801	67,694	130,036	319	2,161

(4,801)	(2,764)	(556)	(634)	(2,365)	(2,826)	—	(9)
(264)	(193)	(10)	—	(25)	(63)	—	—
(291)	(256)	(39)	(30)	(8)	(47)	—	—

—	—	—	—	—	—	(339)	—
—	—	—	—	—	—	(50)	—
—	—	—	—	—	—	(199)	—
(5,356)	(3,213)	(605)	(664)	(2,398)	(2,936)	(588)	(9)

(71,662)	116,051	7,494	1,315	(154,977)	(113,294)	(4,841)	1,576
(56,576)	137,048	7,244	10,452	(89,681)	13,806	(5,110)	3,728

349,462	212,414	54,092	43,640	673,810	660,004	15,602	11,874
$292,886	$349,462	$61,336	$54,092	$584,129	$673,810	$10,492	$15,602

$1,508	$1,676	$575	$472	$787	$1,887	$—	$—

56

Harbor Domestic Equity Funds

STATEMENT OF CHANGES IN NET ASSETS—CAPITAL STOCK ACTIVITY

(All amounts in thousands)

	Harbor Capital Appreciation Fund		Harbor Mid Cap Growth Fund		Harbor Small Cap Growth Fund
	November 1, 2010 through October 31, 2011	November 1, 2009 through October 31, 2010	November 1, 2010 through October 31, 2011	November 1, 2009 through October 31, 2010	November 1, 2010 through October 31, 2011	November 1, 2009 through October 31, 2010
AMOUNT ($)
Institutional Class
Net proceeds from sale of shares	$2,981,923	$2,349,047	$148,275	$88,887	$123,806	$33,093
Reinvested distributions	17,809	18,226	—	—	13,046	—
Cost of shares reacquired	(2,242,807)	(1,655,372)	(124,815)	(69,450)	(106,478)	(62,535)
Net increase/(decrease) in net assets	$756,925	$711,901	$23,460	$19,437	$30,374	$(29,443)
Administrative Class
Net proceeds from sale of shares	$135,063	$111,321	$89,330	$55,750	$10,234	$8,000
Reinvested distributions	—	227	—	—	1,283	—
Cost of shares reacquired	(104,366)	(58,654)	(71,991)	(36,978)	(10,366)	(7,450)
Net increase/(decrease) in net assets	$30,697	$52,894	$17,339	$18,772	$1,151	$550
Investor Class
Net proceeds from sale of shares	$390,947	$416,606	$9,762	$12,762	$5,812	$4,624
Reinvested distributions	—	—	—	—	942	—
Cost of shares reacquired	(537,826)	(178,374)	(26,318)	(17,439)	(10,838)	(6,422)
Net increase/(decrease) in net assets	$(146,879)	$238,232	$(16,556)	$(4,677)	$(4,084)	$(1,798)
SHARES
Institutional Class:
Shares sold	79,980	72,549	16,922	12,335	9,594	3,149
Shares issued due to reinvestment of distributions	486	565	—	—	1,029	—
Shares reacquired	(59,858)	(51,367)	(14,167)	(9,772)	(8,124)	(5,990)
Net increase/(decrease) in shares outstanding	20,608	21,747	2,755	2,563	2,499	(2,841)
Beginning of period	258,062	236,315	38,122	35,559	32,970	35,811
End of period	278,670	258,062	40,877	38,122	35,469	32,970
Administrative Class
Shares sold	3,627	3,485	10,129	7,849	841	762
Shares issued due to reinvestment of distributions	—	7	—	—	104	—
Shares reacquired	(2,808)	(1,827)	(8,250)	(5,227)	(824)	(715)
Net increase/(decrease) in shares outstanding	819	1,665	1,879	2,622	121	47
Beginning of period	11,966	10,301	37,116	34,494	3,017	2,970
End of period	12,785	11,966	38,995	37,116	3,138	3,017
Investor Class
Shares sold	10,554	12,827	1,134	1,829	463	444
Shares issued due to reinvestment distributions	—	—	—	—	77	—
Shares reacquired	(14,912)	(5,597)	(3,193)	(2,483)	(897)	(634)
Net increase/(decrease) in shares outstanding	(4,358)	7,230	(2,059)	(654)	(357)	(190)
Beginning of period	25,120	17,890	6,401	7,055	2,260	2,450
End of period	20,762	25,120	4,342	6,401	1,903	2,260

The accompanying notes are an integral part of the Financial Statements.

57

Harbor Large Cap Value Fund		Harbor Mid Cap Value Fund		Harbor Small Cap Value Fund		Harbor Small Company Value Fund
November 1, 2010 through October 31, 2011	November 1, 2009 through October 31, 2010	November 1, 2010 through October 31, 2011	November 1, 2009 through October 31, 2010	November 1, 2010 through October 31, 2011	November 1, 2009 through October 31, 2010	November 1, 2010 through October 31, 2011 (Liquidation Basis)	November 1, 2009 through October 31, 2010

$31,003	$155,951	$22,624	$12,375	$150,984	$189,579	$3,440	$16,460
4,433	2,493	556	634	1,683	2,111	325	9
(91,927)	(38,589)	(15,230)	(14,020)	(278,269)	(281,213)	(5,217)	(19,779)
$(56,491)	$119,855	$7,950	$(1,011)	$(125,602)	$(89,523)	$(1,452)	$(3,310)

$6,711	$4,185	$290	$803	$5,838	$6,405	$230	$5,331
264	193	10	—	24	63	50	—
(2,917)	(6,588)	(139)	(44)	(3,753)	(22,705)	(489)	(4,679)
$4,058	$(2,210)	$161	$759	$2,109	$(16,237)	$(209)	$652

$3,755	$4,066	$2,534	$3,192	$7,775	$8,732	$1,363	$15,578
290	254	39	30	8	46	189	—
(23,274)	(5,914)	(3,190)	(1,655)	(39,267)	(16,312)	(4,732)	(11,344)
$(19,229)	$(1,594)	$(617)	$1,567	$(31,484)	$(7,534)	$(3,180)	$4,234

4,069	22,262	1,899	1,212	7,502	11,248	436	2,245
582	374	48	66	87	132	39	1
(11,937)	(5,539)	(1,329)	(1,401)	(14,122)	(16,623)	(659)	(2,643)
(7,286)	17,097	618	(123)	(6,533)	(5,243)	(184)	(397)
42,373	25,276	4,424	4,547	34,272	39,515	1,154	1,551
35,087	42,373	5,042	4,424	27,739	34,272	970	1,154

924	597	25	83	292	377	28	676
35	29	1	—	1	4	6	—
(387)	(965)	(12)	(5)	(189)	(1,309)	(59)	(641)
572	(339)	14	78	104	(928)	(25)	35
2,556	2,895	85	7	1,135	2,063	147	112
3,128	2,556	99	85	1,239	1,135	122	147

483	578	214	309	380	517	167	1,966
38	38	3	3	1	3	23	—
(3,015)	(840)	(286)	(159)	(1,900)	(972)	(581)	(1,574)
(2,494)	(224)	(69)	153	(1,519)	(452)	(391)	392
3,643	3,867	409	256	2,372	2,824	704	312
1,149	3,643	340	409	853	2,372	313	704

58

Harbor Domestic Equity Funds Financial Highlights

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR CAPITAL APPRECIATION FUND
	Institutional Class
Year Ended October 31	2011	2010	2009	2008	2007
Net asset value beginning of period	$34.73	$30.30	$24.94	$38.95	$32.65
Income from Investment Operations
Net investment income/(loss)	0.05 [a]	0.08 [a]	0.10 [a]	0.16 [a]	0.14 [a]
Net realized and unrealized gains/(losses) on investments	3.64	4.44	5.42	(14.05)	6.23
Total from investment operations	3.69	4.52	5.52	(13.89)	6.37
Less Distributions
Dividends from net investment income	(0.08)	(0.09)	(0.16)	(0.12)	(0.07)
Distributions from net realized capital gains[1]	—	—	—	—	—
Total distributions	(0.08)	(0.09)	(0.16)	(0.12)	(0.07)
Net asset value end of period	38.34	34.73	30.30	24.94	38.95
Net assets end of period (000s)	$10,682,886	$8,961,461	$7,159,390	$5,452,974	$8,723,355
Ratios and Supplemental Data (%)
Total return	10.63%[b]	14.93%[b]	22.31%[b]	(35.75)%[b]	19.55%[b]
Ratio of total expenses to average net assets[2]	0.68	0.70	0.70	0.68	0.67
Ratio of net expenses to average net assets	0.66 [a]	0.68 [a]	0.69 [a]	0.67 [a]	0.66 [a]
Ratio of net investment income to average net assets	0.14 [a]	0.24 [a]	0.40 [a]	0.47 [a]	0.38 [a]
Portfolio turnover	53	68	72	82	69

HARBOR MID CAP GROWTH FUND
	Institutional Class
Year Ended October 31	2011	2010	2009	2008	2007
Net asset value beginning of period	$7.82	$6.20	$5.63	$10.16	$7.59
Income from Investment Operations
Net investment income/(loss)	(0.03)[a]	(0.02)[a]	(0.01)[a]	— [a]	0.03 [a]
Net realized and unrealized gains/(losses) on investments	0.67	1.64	0.58	(4.06)	2.59
Total from investment operations	0.64	1.62	0.57	(4.06)	2.62
Less Distributions
Dividends from net investment income	—	—	—	(0.01)	(0.02)
Distributions from net realized capital gains[1]	—	—	—	(0.46)	(0.03)
Total distributions	—	—	—	(0.47)	(0.05)
Net asset value end of period	8.46	7.82	6.20	5.63	10.16
Net assets end of period (000s)	$345,875	$298,295	$220,402	$222,085	$271,736
Ratios and Supplemental Data (%)
Total return	8.18%[b]	26.13%[b]	10.12%[b]	(41.76)%[b]	34.71%[b]
Ratio of total expenses to average net assets[2]	0.86	0.89	0.91	0.88	0.91
Ratio of net expenses to average net assets	0.85 [a]	0.87 [a]	0.90 [a]	0.87 [a]	0.89 [a]
Ratio of net investment income/(loss) to average net assets	(0.34)[a]	(0.29)[a]	(0.12)[a]	0.05 [a]	0.36 [a]
Portfolio turnover	111	117	177	125	107

See page 65 for notes to the Financial Highlights.

The accompanying notes are an integral part of the Financial Statements.

59

Administrative Class						Investor Class
2011	2010	2009	2008	2007		2011	2010	2009	2008	2007
$34.52	$30.13	$24.80	$38.73	$32.47		$34.32	$29.97	$24.63	$38.48	$32.31

(0.03)[a]	0.01 [a]	0.04 [a]	0.07 [a]	0.06	[a]	(0.09)[a]	(0.01)[a]	— [a]	0.03 [a]	0.01 [a]
3.60	4.40	5.38	(13.97)	6.20		3.60	4.36	5.37	(13.88)	6.16
3.57	4.41	5.42	(13.90)	6.26		3.51	4.35	5.37	(13.85)	6.17

—	(0.02)	(0.09)	(0.03)	—		—	—	(0.03)	—	—
—	—	—	—	—		—	—	—	—	—
—	(0.02)	(0.09)	(0.03)	—		—	—	(0.03)	—	—
38.09	34.52	30.13	24.80	38.73		37.83	34.32	29.97	24.63	38.48
$487,025	$413,057	$310,392	$235,457	$294,586		$785,328	$862,043	$536,173	$497,007	$830,840

10.34%[b]	14.65%[b]	21.97%[b]	(35.92)%[b]	19.28%[b]		10.23%[b]	14.51%[b]	21.85%[b]	(35.99)%[b]	19.10%[b]
0.93	0.95	0.95	0.93	0.93		1.05	1.07	1.07	1.05	1.05
0.91 [a]	0.93 [a]	0.94 [a]	0.92 [a]	0.92	[a]	1.03 [a]	1.05 [a]	1.06 [a]	1.05 [a]	1.04 [a]
(0.10)[a]	(0.01)[a]	0.14 [a]	0.21 [a]	0.13	[a]	(0.22)[a]	(0.14)[a]	0.04 [a]	0.10 [a]	(0.01)[a]
53	68	72	82	69		53	68	72	82	69

Administrative Class						Investor Class
2011	2010	2009	2008	2007		2011	2010	2009	2008	2007
$7.74	$6.15	$5.59	$10.11	$7.57		$7.66	$6.09	$5.54	$10.04	$7.52

(0.05)[a]	(0.04)[a]	(0.02)[a]	(0.01)[a]	0.01	[a]	(0.11)[a]	(0.06)[a]	(0.08)[a]	(0.03)[a]	0.02 [a]
0.66	1.63	0.58	(4.05)	2.57		0.70	1.63	0.63	(4.01)	2.53
0.61	1.59	0.56	(4.06)	2.58		0.59	1.57	0.55	(4.04)	2.55

—	—	—	—	(0.01)		—	—	—	—	—
—	—	—	(0.46)	(0.03)		—	—	—	(0.46)	(0.03)
—	—	—	(0.46)	(0.04)		—	—	—	(0.46)	(0.03)
8.35	7.74	6.15	5.59	10.11		8.25	7.66	6.09	5.54	10.04
$325,525	$287,256	$211,996	$159,450	$74,885		$35,830	$49,035	$42,970	$84,943	$152,935

7.88%[b]	25.85%[b]	10.02%[b]	(41.94)%[b]	34.31%[b]		7.70%[b]	25.78%[b]	9.93%[b]	(42.04)%[b]	34.08%[b]
1.11	1.14	1.16	1.13	1.16		1.23	1.26	1.27	1.26	1.29
1.10 [a]	1.12 [a]	1.15 [a]	1.12 [a]	1.14	[a]	1.22 [a]	1.24 [a]	1.26 [a]	1.25 [a]	1.27 [a]
(0.59)[a]	(0.54)[a]	(0.39)[a]	(0.21)[a]	0.14	[a]	(0.69)[a]	(0.66)[a]	(0.47)[a]	(0.31)[a]	(0.06)[a]
111	117	177	125	107		111	117	177	125	107

60

Harbor Domestic Equity Funds Financial Highlights—Continued

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR SMALL CAP GROWTH FUND
	Institutional Class
Year Ended October 31	2011	2010	2009	2008	2007
Net asset value beginning of period	$11.88	$8.86	$8.00	$14.95	$13.69
Income from Investment Operations
Net investment income/(loss)	(0.04)[a]	(0.05)[a]	(0.03)[a]	(0.07)[a]	(0.07)[a]
Net realized and unrealized gains/(losses) on investments	0.65	3.07	1.13	(4.95)	2.55
Total from investment operations	0.61	3.02	1.10	(5.02)	2.48
Less Distributions
Dividends from net investment income	—	—	—	—	—
Distributions from net realized capital gains[1]	(0.42)	—	(0.24)	(1.93)	(1.22)
Total distributions	(0.42)	—	(0.24)	(1.93)	(1.22)
Net asset value end of period	12.07	11.88	8.86	8.00	14.95
Net assets end of period (000s)	$428,234	$391,571	$317,168	$308,330	$648,885
Ratios and Supplemental Data (%)
Total return	5.00%[b]	34.09%[b]	14.50%[b]	(38.07)%[b]	19.56%[b]
Ratio of total expenses to average net assets[2]	0.85	0.87	0.89	0.85	0.84
Ratio of net expenses to average net assets	0.84 [a]	0.85 [a]	0.88 [a]	0.84 [a]	0.82 [a]
Ratio of net investment income/(loss) to average net assets	(0.32)[a]	(0.45)[a]	(0.46)[a]	(0.61)[a]	(0.52)[a]
Portfolio turnover	77	82	57	56	50

HARBOR LARGE CAP VALUE FUND
	Institutional Class
Year Ended October 31	2011	2010	2009	2008	2007[e]
Net asset value beginning of period	$7.19	$6.63	$6.60	$21.20	$18.79
Income from Investment Operations
Net investment income/(loss)	0.12 [a]	0.11 [a]	0.11 [a]	0.19 [a]	0.41 [a]
Net realized and unrealized gains/(losses) on investments	0.25	0.55	0.07	(3.94)	2.54
Total from investment operations	0.37	0.66	0.18	(3.75)	2.95
Less Distributions
Dividends from net investment income	(0.12)	(0.10)	(0.15)	(0.19)	(0.26)
Distributions from net realized capital gains[1]	—	—	—	(10.66)	(0.28)
Total distributions	(0.12)	(0.10)	(0.15)	(10.85)	(0.54)
Net asset value end of period	7.44	7.19	6.63	6.60	21.20
Net assets end of period (000s)	$261,032	$304,723	$167,486	$114,972	$211,985
Ratios and Supplemental Data (%)
Total return	5.14%[b]	10.02%[b]	3.01%[b]	(32.16)%[b]	15.93%[b]
Ratio of total expenses to average net assets[2]	0.71	0.74	0.77	0.74	0.72
Ratio of net expenses to average net assets	0.68 [a]	0.68 [a]	0.71 [a]	0.68 [a]	0.68 [a]
Ratio of net investment income to average net assets	1.63 [a]	1.63 [a]	2.13 [a]	2.05 [a]	1.24 [a]
Portfolio turnover	43	49	54	107	114

See page 65 for notes to the Financial Highlights.

The accompanying notes are an integral part of the Financial Statements.

61

Administrative Class					Investor Class
2011	2010	2009	2008	2007	2011	2010	2009	2008	2007
$11.62	$8.68	$7.87	$14.77	$13.57	$11.44	$8.56	$7.77	$14.62	$13.47

(0.06)[a]	(0.07)[a]	(0.06)[a]	(0.08)[a]	(0.14)[a]	(0.15)[a]	(0.11)[a]	(0.09)[a]	(0.13)[a]	(0.16)[a]
0.63	3.01	1.11	(4.89)	2.56	0.70	2.99	1.12	(4.79)	2.53
0.57	2.94	1.05	(4.97)	2.42	0.55	2.88	1.03	(4.92)	2.37

—	—	—	—	—	—	—	—	—	—
(0.42)	—	(0.24)	(1.93)	(1.22)	(0.42)	—	(0.24)	(1.93)	(1.22)
(0.42)	—	(0.24)	(1.93)	(1.22)	(0.42)	—	(0.24)	(1.93)	(1.22)
11.77	11.62	8.68	7.87	14.77	11.57	11.44	8.56	7.77	14.62
$36,936	$35,048	$25,794	$24,337	$39,877	$22,008	$25,841	$20,974	$21,321	$42,755

4.76%[b]	33.87%[b]	14.09%[b]	(38.21)%[b]	19.35%[b]	4.66%[b]	33.64%[b]	14.01%[b]	(38.27)%[b]	19.11%[b]
1.10	1.12	1.14	1.10	1.08	1.22	1.24	1.26	1.22	1.21
1.09 [a]	1.10 [a]	1.13 [a]	1.09 [a]	1.07 [a]	1.21 [a]	1.22 [a]	1.25 [a]	1.21 [a]	1.20 [a]
(0.54)[a]	(0.70)[a]	(0.72)[a]	(0.86)[a]	(0.77)[a]	(0.59)[a]	(0.82)[a]	(0.83)[a]	(0.98)[a]	(0.90)[a]
77	82	57	56	50	77	82	57	56	50

Administrative Class					Investor Class
2011	2010	2009	2008	2007[e]	2011	2010	2009	2008	2007[e]
$7.19	$6.61	$6.59	$21.17	$18.77	$7.24	$6.67	$6.58	$21.10	$18.70

0.11 [a]	0.10 [a]	0.12 [a]	0.24 [a]	0.20 [a]	0.05 [a]	0.09 [a]	0.11 [a]	0.17 [a]	0.19 [a]
0.23	0.55	0.04	(4.01)	2.69	0.29	0.55	0.05	(3.95)	2.67
0.34	0.65	0.16	(3.77)	2.89	0.34	0.64	0.16	(3.78)	2.86

(0.10)	(0.07)	(0.14)	(0.15)	(0.21)	(0.09)	(0.07)	(0.07)	(0.08)	(0.18)
—	—	—	(10.66)	(0.28)	—	—	—	(10.66)	(0.28)
(0.10)	(0.07)	(0.14)	(10.81)	(0.49)	(0.09)	(0.07)	(0.07)	(10.74)	(0.46)
7.43	7.19	6.61	6.59	21.17	7.49	7.24	6.67	6.58	21.10
$23,251	$18,369	$19,142	$76,134	$6,706	$8,603	$26,370	$25,786	$24,156	$124,942

4.74%[b]	9.93%[b]	2.57%[b]	(32.26)%[b]	15.62%[b]	4.67%[b]	9.65%[b]	2.60%[b]	(32.39)%[b]	15.49%[b]
0.96	0.99	1.01	1.00	0.98	1.09	1.11	1.14	1.11	1.09
0.93 [a]	0.93 [a]	0.96 [a]	0.93 [a]	0.93 [a]	1.05 [a]	1.07 [a]	1.07 [a]	1.05 [a]	1.06 [a]
1.37 [a]	1.41 [a]	2.37 [a]	1.65 [a]	1.04 [a]	1.27 [a]	1.28 [a]	1.84 [a]	1.88 [a]	0.90 [a]
43	49	54	107	114	43	49	54	107	114

62

Harbor Domestic Equity Funds Financial Highlights—Continued

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR MID CAP VALUE FUND
	Institutional Class
Year Ended October 31	2011		2010		2009	2008	2007
Net asset value beginning of period	$11.00		$9.07		$7.57	$13.43	$13.26
Income from Investment Operations
Net investment income/(loss)	0.14	[a]	0.14	[a]	0.19 [a]	0.32 [a]	0.17 [a]
Net realized and unrealized gains/(losses) on investments	0.17		1.93		1.64	(5.52)	0.49
Total from investment operations	0.31		2.07		1.83	(5.20)	0.66
Less Distributions
Dividends from net investment income	(0.12)		(0.14)		(0.33)	(0.19)	(0.12)
Distributions from net realized capital gains[1]	—		—		—	(0.47)	(0.37)
Total distributions	(0.12)		(0.14)		(0.33)	(0.66)	(0.49)
Net asset value end of period	11.19		11.00		9.07	7.57	13.43
Net assets end of period (000s)	$56,428		$48,659		$41,250	$34,815	$78,346
Ratios and Supplemental Data (%)
Total return	2.81%[b]		23.08%[b]		25.53%[b]	(40.47)%[b]	4.97%[b]
Ratio of total expenses to average net assets[2]	1.08		1.05		1.14	0.98	1.02
Ratio of net expenses to average net assets	0.95	[a]	0.95	[a]	0.98 [a]	0.95 [a]	0.95 [a]
Ratio of net investment income to average net assets	1.21	[a]	1.33	[a]	2.02 [a]	2.47 [a]	1.52 [a]
Portfolio turnover	32		28		46	34	21

HARBOR SMALL CAP VALUE FUND
	Institutional Class
Year Ended October 31	2011		2010		2009	2008	2007
Net asset value beginning of period	$17.85		$14.88		$13.84	$22.52	$21.24
Income from Investment Operations
Net investment income/(loss)	0.08	[a]	0.07	[a]	0.08 [a]	0.10 [a]	0.11 [a]
Net realized and unrealized gains/(losses) on investments	1.74		2.97		1.05	(7.57)	1.68
Total from investment operations	1.82		3.04		1.13	(7.47)	1.79
Less Distributions
Dividends from net investment income	(0.08)		(0.07)		(0.05)	(0.10)	(0.02)
Distributions from net realized capital gains[1]	—		—		(0.04)	(1.11)	(0.49)
Total distributions	(0.08)		(0.07)		(0.09)	(1.21)	(0.51)
Net asset value end of period	19.59		17.85		14.88	13.84	22.52
Net assets end of period (000s)	$543,488		$611,885		$587,985	$751,873	$1,554,756
Ratios and Supplemental Data (%)
Total return	10.17%[b]		20.50%[b]		8.28%[b]	(34.74)%[b]	8.52%[b]
Ratio of total expenses to average net assets[2]	0.86		0.88		0.88	0.85	0.84
Ratio of net expenses to average net assets	0.84	[a]	0.85	[a]	0.87 [a]	0.84 [a]	0.83 [a]
Ratio of net investment income to average net assets	0.31	[a]	0.39	[a]	0.50 [a]	0.40 [a]	0.44 [a]
Portfolio turnover	12		12		18	16	14

See page 65 for notes to the Financial Highlights.

The accompanying notes are an integral part of the Financial Statements.

63

Administrative Class							Investor Class
2011		2010		2009	2008	2007	2011	2010	2009	2008	2007
$11.10		$9.04		$7.54	$13.38	$13.24	$10.99	$9.07	$7.55	$13.37	$13.22

0.12	[a]	0.35	[a]	(0.14)[a,h]	0.24 [a]	0.20 [a]	0.11 [a]	0.07 [a]	0.13 [a]	0.32 [a]	0.18 [a]
0.17		1.71		1.95	(5.46)	0.42	0.16	1.96	1.67	(5.55)	0.43
0.29		2.06		1.81	(5.22)	0.62	0.27	2.03	1.80	(5.23)	0.61

(0.11)		—		(0.31)	(0.15)	(0.11)	(0.09)	(0.11)	(0.28)	(0.12)	(0.09)
—		—		—	(0.47)	(0.37)	—	—	—	(0.47)	(0.37)
(0.11)		—		(0.31)	(0.62)	(0.48)	(0.09)	(0.11)	(0.28)	(0.59)	(0.46)
11.28		11.10		9.04	7.54	13.38	11.17	10.99	9.07	7.55	13.37
$1,114		$940		$64	$347	$434	$3,794	$4,493	$2,326	$1,880	$5,908

2.61%[b]		22.79%[b]		25.26%[b]	(40.66)%[b]	4.68%[b]	2.45%[b]	22.60%[b]	25.02%[b]	(40.69)%[b]	4.60%[b]
1.33		1.30		1.36	1.25	1.27	1.45	1.42	1.51	1.35	1.41
1.20	[a]	1.20	[a]	1.23 [a]	1.20 [a]	1.19 [a]	1.32 [a]	1.32 [a]	1.35 [a]	1.32 [a]	1.33 [a]
0.95	[a]	0.83	[a]	2.01 [a]	2.27 [a]	1.29 [a]	0.83 [a]	0.93 [a]	1.68 [a]	2.10 [a]	1.17 [a]
32		28		46	34	21	32	28	46	34	21

Administrative Class							Investor Class
2011		2010		2009	2008	2007	2011	2010	2009	2008	2007
$17.79		$14.82		$13.77	$22.40	$21.17	$17.60	$14.67	$13.64	$22.18	$20.99

0.02	[a]	(0.03)[a]		0.02 [a]	0.03 [a]	0.04 [a]	(0.72)[a,h]	(0.06)[a]	(0.05)[a,h]	(0.05)[a]	(0.03)[a]
1.73		3.03		1.08	(7.51)	1.68	2.43	3.01	1.12	(7.38)	1.71
1.75		3.00		1.10	(7.48)	1.72	1.71	2.95	1.07	(7.43)	1.68

(0.02)		(0.03)		(0.01)	(0.04)	—	—	(0.02)	—	—	—
—		—		(0.04)	(1.11)	(0.49)	—	—	(0.04)	(1.11)	(0.49)
(0.02)		(0.03)		(0.05)	(1.15)	(0.49)	—	(0.02)	(0.04)	(1.11)	(0.49)
19.52		17.79		14.82	13.77	22.40	19.31	17.60	14.67	13.64	22.18
$24,180		$20,185		$30,584	$32,878	$59,224	$16,461	$41,740	$41,435	$48,176	$105,377

9.84%[b]		20.29%[b]		8.00%[b]	(34.89)%[b]	8.21%[b]	9.74%[b]	20.10%[b]	7.86%[b]	(34.95)%[b]	8.08%[b]
1.11		1.13		1.13	1.10	1.09	1.23	1.25	1.25	1.22	1.22
1.09	[a]	1.10	[a]	1.12 [a]	1.09 [a]	1.08 [a]	1.21 [a]	1.22 [a]	1.24 [a]	1.22 [a]	1.21 [a]
0.06	[a]	0.12	[a]	0.23 [a]	0.16 [a]	0.18 [a]	(0.06)[a]	0.02 [a]	0.12 [a]	0.03 [a]	0.06 [a]
12		12		18	16	14	12	12	18	16	14

64

Harbor Domestic Equity Funds Financial Highlights—Continued

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR SMALL COMPANY VALUE FUND
	Institutional Class
Year Ended October 31	2011 (Liquidation Basis)	2010		2009		2008[g]	2007[f,g]
Net asset value beginning of period	$7.79	$6.01		$4.61		$8.88	$10.00
Income from Investment Operations
Net investment income/(loss)	0.01 [a]	—	[a]	0.04	[a]	0.06 [a]	0.06	[a]
Net realized and unrealized gains/(losses) on investments	(0.01)	1.79		1.43		(4.03)	(1.18)
Total from investment operations	—	1.79		1.47		(3.97)	(1.12)
Less Distributions
Dividends from net investment income	—	(0.01)		(0.07)		(0.09)	—
Distributions from net realized capital gains[1]	(0.31)	—		—		(0.21)	—
Total distributions	(0.31)	(0.01)		(0.07)		(0.30)	—
Proceeds from redemption fees
Net asset value end of period	7.48	7.79		6.01		4.61	8.88
Net assets end of period (000s)	$7,261	$8,995		$9,326		$1,768	$1,196
Ratios and Supplemental Data (%)
Total return	(0.45)%[b]	29.73%[b]		32.72%[b]		(46.07)%[b]	(11.20)%[b,d]
Ratio of total expenses to average net assets[2]	1.44	1.25		3.08		3.95	3.61	[c]
Ratio of net expenses to average net assets	0.95 [a]	0.95	[a]	0.95	[a]	0.95 [a]	0.95	[a,c]
Ratio of net investment income to average net assets	0.09 [a]	—	[a]	0.62	[a]	1.13 [a]	1.19	[a,c]
Portfolio turnover	11	124		47		57	22	[d]

1	Includes both short-term and long-term capital gains.

2	Percentage does not reflect reduction for credit balance arrangements. (See Note 2 to Financial Statements).

a	Reflects the Adviser’s waiver, if any, of its management fees and/or other operating expenses.

b	The total returns would have been lower had certain expenses not been waived during the periods shown.

c	Annualized.

d	Unannualized.

e	Effective June 19, 2007, Harbor Large Cap Value Fund appointed Cohen & Steers Capital Management, Inc. as its Subadviser.

f	For the period May 1, 2007 (inception) through October 31, 2007.

g	Formerly, Harbor SMID Value Fund.

h	The amount shown for a share outstanding does not correspond with the aggregate net investment income/(loss) for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

The accompanying notes are an integral part of the Financial Statements.

65

Administrative Class							Investor Class
2011 (Liquidation Basis)	2010	2009		2008[g]	2007[f,g]		2011 (Liquidation Basis)	2010	2009		2008[g]	2007[f,g]
$7.78	$6.01	$4.61		$8.87	$10.00		$7.77	$6.01	$4.60		$8.86	$10.00

(0.01)[a]	(0.04)[a]	0.04	[a]	0.07 [a]	0.05	[a]	(0.06)[a]	(0.04)[a]	0.02	[a]	0.05 [a]	0.04	[a]
(0.02)	1.81	1.42		(4.05)	(1.18)		0.03	1.80	1.44		(4.04)	(1.18)
(0.03)	1.77	1.46		(3.98)	(1.13)		(0.03)	1.76	1.46		(3.99)	(1.14)

—	—	(0.06)		(0.07)	—		—	—	(0.05)		(0.06)	—
(0.31)	—	—		(0.21)	—		(0.31)	—	—		(0.21)	—
(0.31)	—	(0.06)		(0.28)	—		(0.31)		(0.05)		(0.27)	—
							—	—	—		—	—
7.44	7.78	6.01		4.61	8.87		7.43	7.77	6.01		4.60	8.86
$905	$1,141	$670		$478	$887		$2,326	$5,466	$1,878		$525	$915

(0.84)%[b]	29.45%[b]	32.25%[b]		(46.11)%[b]	(11.30)%[b,d]		(0.85)%[b]	29.28%[b]	32.32%[b,d]		(46.22)%[b]	(11.40)%[b,d]
1.69	1.49	3.68		3.92	3.84	[c]	1.81	1.61	3.65		4.06	3.97	[c]
1.20 [a]	1.20 [a]	1.20	[a]	1.20 [a]	1.20	[a,c]	1.32 [a]	1.32 [a]	1.32	[a]	1.32 [a]	1.33	[a,c]
(0.16)[a]	(0.25)[a]	0.70	[a]	1.01 [a]	0.94	[a,c]	(0.31)[a]	(0.39)[a]	0.22	[a]	0.89 [a]	0.80	[a,c]
11	124	47		57	22	[d]	11	124	47		57	22	[d]

66

Harbor Domestic Equity Funds

NOTES TO FINANCIAL STATEMENTS—October 31, 2011

(Currency in thousands)

NOTE 1—ORGANIZATIONAL MATTERS

Harbor Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. The Trust consists of 30 separate portfolios. The portfolios covered by this report include: Harbor Capital Appreciation Fund, Harbor Mid Cap Growth Fund, Harbor Small Cap Growth Fund, Harbor Large Cap Value Fund, Harbor Mid Cap Value Fund, Harbor Small Cap Value Fund and Harbor Small Company Value Fund (individually or collectively referred to as a “Fund” or the “Funds,” respectively). Harbor Capital Advisors, Inc. (the “Adviser” or “Harbor Capital”) is the investment adviser for the Funds.

The Funds may offer up to three classes of shares, designated as Institutional Class, Administrative Class and Investor Class. The shares of each class represent an interest in the same portfolio of investments of the respective Fund and have equal rights to voting, redemptions, dividends, and liquidations, except that: (i) certain expenses, subject to the approval of the Trust’s Board of Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service; and (ii) shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights as to that distribution plan.

On October 31, 2011 the Trust’s Board of Trustees approved a plan whereby the Harbor Small Company Value Fund will cease operations as of December 29, 2011. After the close of business on December 29, 2011, the Fund will be liquidated and the proceeds distributed to shareholders.

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

As a result of the plan to cease operations of the Harbor Small Company Value Fund described above, the Fund adopted a liquidation basis of accounting in conformity with U.S. GAAP. Under the liquidation basis of accounting assets are stated at their net realizable values, and liabilities are stated at their net settlement amount. No adjustment to the net assets of the Fund were required as a result of the planned liquidation as the investments were already recorded at fair value, and receivables and other assets and liabilities were already recorded at net realizable value.

Security Valuation

Equity securities (including common stock, preferred stock, and convertible preferred stock) and financial derivative instruments (such as options contracts) that are traded on a national security exchange (except securities listed on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system and United Kingdom securities), are valued at the last sale price on a national exchange or system on which they are principally traded as of the valuation date. Securities listed on the NASDAQ system or a United Kingdom exchange are valued at the official closing price of those securities. In the case of securities for which there are no sales on the valuation day, (i) securities traded principally on a U.S. exchange, including NASDAQ, are valued at the mean between the closing bid and ask price; and (ii) securities traded principally on a foreign exchange, including United Kingdom securities, are valued at the official bid price determined as of the close of the primary exchange. To the extent these securities are actively traded and fair valuation adjustments are not applied, they are normally categorized as Level 1 in the fair value hierarchy. Preferred stock and other equity securities traded on inactive markets or valued by reference to similar instruments are normally categorized as Level 2 in the fair value hierarchy. For more information on the fair value hierarchy, please refer to the Fair Value Measurements and Disclosures section in Note 2.

Short-term securities with a remaining maturity of less than 60 days at the time they are acquired are stated at amortized cost, which approximates fair value. Securities that are valued at amortized cost are normally categorized as Level 2 in the fair value hierarchy.

67

Harbor Domestic Equity Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

When reliable market quotations or evaluated prices supplied by a pricing vendor are not readily available or are not believed to accurately reflect fair value, securities are priced at their fair value as determined by the Trust’s Valuation Committee pursuant to procedures adopted by the Board of Trustees. Securities valued using fair value pricing procedures that incorporate significant unobservable inputs are normally categorized as Level 3 in the fair value hierarchy.

A Fund may also use fair value pricing if the value of some or all of the Fund’s securities have been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with other securities as well. In such cases, the Fund may apply a fair value factor supplied by the pricing service to a foreign security’s market close value to reflect changes in value that may have occurred between the close of the primary market or exchange on which the security is traded and the Fund’s pricing time. That factor may be derived using observable inputs such as a comparison of the trading patterns of a foreign security to intraday trading in the U.S. markets that are highly correlated to the foreign security or other information that becomes available after the close of the foreign market on which the security principally traded. When fair value pricing is employed, the prices of securities used by a Fund to calculate its net asset value may differ from market quotations, official closing prices or evaluated prices for the same securities, which means that the Fund may value those securities higher or lower than another fund that uses market quotations, official closing prices or evaluated prices supplied by a pricing vendor. Securities valued using observable inputs, such as those described above, are normally categorized as Level 2 in the fair value hierarchy.

Fair Value Measurements and Disclosures

Various inputs may be used to determine the value of each Fund’s investments which are summarized in three broad categories defined as Level 1, Level 2 and Level 3. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The assignment of an investment to Level 1, 2 or 3 is based on the lowest level of significant inputs used to determine its fair value.

Level 1—	Quoted prices in active markets for identical securities.
Level 2—	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—	Significant unobservable inputs are used in situations where quoted prices or other observable inputs are not available. Significant unobservable inputs may include the Funds’ own assumptions.

Transfers between levels, if any, are recognized as of the last day in the fiscal quarter of the period in which the event or change in circumstances that caused the reclassification occurred. For fair valuations using significant unobservable inputs, a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses is provided, including purchases and sales, and transfers in/out of the Level 3 category during the period. A fair value hierarchy, level transfer activity, and a Level 3 reconciliation, when applicable, can be found at the end of each Fund’s Portfolio of Investments schedule.

The Funds used observable inputs in their valuation methodologies whenever they were available and deemed reliable.

U.S. Government Securities

U.S. government securities include securities issued by U.S. government agencies or government-sponsored enterprises that may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. government corporation, is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). On September 7, 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae

68

Harbor Domestic Equity Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

and Freddie Mac in conservatorship, while the Treasury agreed to purchase preferred stock as needed to ensure that both Fannie Mae and Freddie Mac maintain a positive net worth (guaranteeing up to $100 billion for each entity). As a consequence, certain fixed income securities of Fannie Mae and Freddie Mac have more explicit U.S. government support.

Repurchase Agreements

In a repurchase agreement, a Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Such agreements must be adequately collateralized to cover the counterparty’s obligation to the Fund to close out the repurchase agreement. During the period, each Fund entered into repurchase agreements with domestic or foreign banks or with a member firm of the Financial Industry Regulatory Authority, Inc. (“FINRA”), or an affiliate of a member firm that is a primary dealer in U.S. government securities. Each repurchase agreement counterparty must meet the minimum credit quality requirements applicable to the respective Fund and any other appropriate counterparty criteria as determined by the Fund’s subadviser. The minimum credit quality requirements are those applicable to a Fund’s purchase of securities such that if a Fund is permitted to only purchase securities that are rated investment grade (or the equivalent if unrated), that Fund could only enter into repurchase agreements with counterparties that have debt outstanding that is rated investment grade (or the equivalent if unrated). The securities are regularly monitored to ensure that the collateral is adequate. In the event of the bankruptcy of the seller or the failure of the seller to repurchase the securities as agreed, the Fund could suffer losses, including loss of interest on or principal of the securities and costs associated with delay and enforcement of the repurchase agreement.

Foreign Currency Spot Contracts

A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate for settlement within two business days. During the period, each Fund (except Harbor Small Cap Value Fund and Harbor Small Company Value Fund) used foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars.

The foreign currency spot contract is marked-to-market daily for settlements beyond one day, and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Risk of losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Foreign Currency Translations

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based on the current exchange rates at period end. Purchases and sales of securities are translated into U.S. dollars at the current exchange rate on the respective dates of the transaction. Income and withholding taxes are translated at the prevailing exchange rate when accrued or incurred.

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income accrued and tax reclaims receivable and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not isolated in the Statement of Operations from the effects of changes in market prices of these securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Investment Income

Dividends declared on portfolio securities are accrued on the ex-dividend date. For foreign securities held, certain dividends are recorded after the ex-dividend date, but as soon as the respective Fund is notified of such dividends. Interest

69

Harbor Domestic Equity Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

income is accrued daily as earned. Discounts and premiums on fixed income securities purchased are amortized over the life of the respective securities using the effective yield method.

Securities Transactions

Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses on security transactions are determined on the basis of identified cost for both federal income tax and financial reporting purposes.

Proceeds from Litigation

The Funds may receive proceeds from shareholder litigation settlements involving current and/or previously held portfolio holdings. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/(loss) if the security has been disposed of by a Fund or in unrealized gain/(loss) if the security is still held by a Fund.

Distribution to Shareholders

Distributions on Fund shares are recorded on the ex-dividend date.

Expenses

Expenses incurred by the Trust are charged directly to the fund that incurred such expense, whenever possible. With respect to expenses incurred by any two or more Harbor Funds where amounts cannot be identified on a fund by fund basis, such expenses are generally allocated in proportion to the average net assets or the number of shareholders of each fund.

Custodian

The Funds have credit balance arrangements with the Custodian whereby uninvested cash is invested in a short-term investment vehicle and amounts earned constitute an expense credit that is applied against gross custody expenses. Such custodial expense reductions are reflected on the accompanying Statement of Operations.

Class Allocations

Income, common expenses and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Federal Taxes

Each Fund is treated as a separate entity for federal tax purposes. Each Fund’s policy is to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held or excise tax on income and capital gains.

Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned. Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. Management has analyzed each Fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended October 31, 2008–2010), including positions expected to be taken upon filing the 2011 tax return and has concluded that no provision for income tax is required in any Fund’s financial statements. The Funds may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated.

70

Harbor Domestic Equity Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

New Accounting Pronouncements

Repurchase Agreements

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2011-03, A Reconsideration of Effective Control for Repurchase Agreements (“ASU 2011-03”). Specifically, ASU 2011-03 refers to accounting treatment for repurchase agreements that obligate a transferor to repurchase or redeem financial assets before their maturity. ASU 2011-03 modifies the criteria for determining effective control of the transferred assets and, as a result, certain repurchase agreements may now be required to be accounted for as secured borrowings. ASU 2011-03 will become effective for interim and annual periods beginning after December 15, 2011. Management is evaluating the implications of this pronouncement and the impact it will have on the financial statement amounts and disclosures, if any.

Fair Value Measurements and Disclosures

In May 2011, the FASB issued ASU 2011-04, Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS (“ASU 2011-04”), with the goal of convergence with the International Accounting Standards Board guidance on fair value measurements and disclosures. ASU 2011-04 will require additional disclosures and detail about the circumstances surrounding transfers between securities classified as Level 1 and Level 2 and all securities classified as Level 3. ASU 2011-04 will become effective for interim and annual periods beginning after December 15, 2011. Management is evaluating the implications of this pronouncement and the impact it will have on the Funds’ disclosures.

NOTE 3—INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, other than short-term securities, for each Fund for the year ended October 31, 2011 are as follows:

	Purchases	Sales
GROWTH FUNDS
Harbor Capital Appreciation Fund	$6,439,116	$5,896,631
Harbor Mid Cap Growth Fund	791,939	796,042
Harbor Small Cap Growth Fund	383,038	388,094
VALUE FUNDS
Harbor Large Cap Value Fund	$140,298	$209,963
Harbor Mid Cap Value Fund	29,482	20,886
Harbor Small Cap Value Fund	75,903	233,899
Harbor Small Company Value Fund	1,361	7,571

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser

Harbor Capital is an indirect, wholly-owned subsidiary of Robeco Groep, N.V. (“Robeco”). Cooperatieve Centrale Raiffeisen-Boevenleenbank B.A. (“Rabobank Nederland”) owns 100% of the shares of Robeco. Harbor Capital is the Trust’s investment adviser and is also responsible for administrative and other services. Separate advisory agreements for each Fund were in effect during the year ended October 31, 2011. The agreements provide for fees based on an annual percentage rate of average daily net assets as follows:

	Contractual Rate	Actual Rate
GROWTH FUNDS
Harbor Capital Appreciation Fund	0.60%[a]	0.59%
Harbor Mid Cap Growth Fund.	0.75	0.75
Harbor Small Cap Growth Fund	0.75	0.75

71

Harbor Domestic Equity Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued

	Contractual Rate	Actual Rate
VALUE FUNDS
Harbor Large Cap Value Fund	0.60%	0.60%
Harbor Mid Cap Value Fund	0.75	0.75
Harbor Small Cap Value Fund	0.75	0.75
Harbor Small Company Value Fund	0.75	0.75

a	Effective March 1, 2011, a contractual waiver has reduced the management fee to 0.58% on assets between $5 billion and $10 billion and 0.57% on assets above $10 billion through February 29, 2012.

Harbor Capital has from time to time voluntarily or contractually agreed not to impose a portion of its management fees and to bear a portion of the expenses incurred in the operation of certain Funds in order to limit Fund expenses. Such waivers, if any, are reflected on the accompanying Statements of Operations for the respective Funds. Harbor Capital has entered into a contractual expense limitation agreement with each of Harbor Mid Cap Value Fund and Harbor Small Company Value Fund limiting the total expenses for each Fund to 0.95%, 1.20%, and 1.32% for the Institutional Class, Administrative Class, and Investor Class, respectively. The contractual expense limitations are effective through February 29, 2012. In addition, during the current year Harbor Capital has voluntarily limited Harbor Large Cap Value Fund’s total expenses to 0.68% and 0.93% for the Institutional Class and Administrative Class, respectively. Also, during the fiscal year, Harbor Capital has voluntarily limited Harbor Large Cap Value Fund’s total expenses to 1.07% for the period November 1, 2010 through February 28, 2011 and 1.05% for the period March 1, 2011 through October 31, 2011 for the Investor Class. All expense limitations are inclusive of the transfer agent fee waiver discussed in the Transfer Agent note below.

Distributor

Harbor Funds Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of Harbor Capital, is the distributor for Harbor Funds shares. Under the Trust’s current distribution plans pursuant to Rule 12b-1 under the Investment Company Act with respect to each Fund’s Administrative Class shares and Investor Class shares (collectively, the “12b-1 Plans”), each Fund pays the Distributor compensation at the annual rate of 0.25% of the average daily net assets of Administrative Class shares and of the Investor Class shares. The 12b-1 Plans compensate the Distributor for the purpose of financing any activity that is primarily intended to result in the sale of Administrative and Investor Class shares of the Funds or for recordkeeping services or the servicing of shareholder accounts in the Administrative and Investor Class shares of the Fund. Such activities include, but are not limited to: printing of prospectuses and statements of additional information and reports for prospective shareholders (i.e., other than existing shareholders); preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers or other institutions such as asset-based sales charges, payments of recordkeeping fees under recordkeeping arrangements, or payments of service fees under shareholder service arrangements; and costs of administering each 12b-1 Plan.

Amounts payable by a Fund under the 12b-1 Plans need not be directly related to the expenses actually incurred by the Distributor on behalf of each Fund. The 12b-1 Plans do not obligate the Funds to reimburse Harbor Funds Distributors for the actual expenses the Distributor may incur in fulfilling its obligations under the 12b-1 Plans. Thus, even if the Distributor’s actual expenses exceed the fee payable to the Distributor at any given time, the Funds will not be obligated to pay more than that fee. If the Distributor’s expenses are less than the fee it receives, the Distributor will retain the difference.

The fees attributable to each Funds’ respective class are shown on the accompanying Statement of Operations.

Transfer Agent

Harbor Services Group, Inc., a wholly-owned subsidiary of Harbor Capital, is the shareholder servicing agent for the Funds. The shareholder servicing agreement is reviewed and approved annually by the Trustees of the Funds and provides currently for compensation up to the following amounts per class of each Fund:

Share Class	Transfer Agent Fees
Institutional Class	0.06% of the average daily net assets of all Institutional Class shares.
Administrative Class	0.06% of the average daily net assets of all Administrative Class shares.
Investor Class	0.18% of the average daily net assets of all Investor Class shares.

72

Harbor Domestic Equity Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued

Effective March 1, 2011, the transfer agent fees for the Institutional and Administrative Class shares decreased from 0.08% to 0.06% and decreased from 0.20% to 0.18% for the Investor Class shares. Harbor Services Group, Inc. has voluntarily waived a portion of its transfer agent fees during the year ended October 31, 2011. Fees incurred for these transfer agent services are shown on each Fund’s Statement of Operations.

Shareholders

On October 31, 2011, Harbor Capital, Harbor Funds Distributors, and Harbor Services Group, collectively held the following shares of beneficial interest in the Funds:

	Number of Shares Owned by Harbor Capital Advisors Harbor Funds Distributors and Harbor Services Group				Percentage of Outstanding Shares
	Institutional Class	Administrative Class	Investor Class	Total
GROWTH FUNDS
Harbor Capital Appreciation Fund	23,947	2	4	23,953	0.0%
Harbor Mid Cap Growth Fund	51,760	5	10	51,775	0.0
Harbor Small Cap Growth Fund	20,735	3	7	20,745	0.0
VALUE FUNDS
Harbor Large Cap Value Fund	49,615	4	8	49,627	0.0%
Harbor Mid Cap Value Fund	26,526	3	5	26,534	0.0
Harbor Small Cap Value Fund	11,160	2	3	11,165	0.0
Harbor Small Company Value Fund	121,052	109,060	108,781	338,893	0.2

Independent Trustees

The fees and expenses of the Independent Trustees allocated to each Fund are shown on each Fund’s Statement of Operations. The Independent Trustees’ remuneration for all Domestic Equity Funds totaled $251 for the year ended October 31, 2011.

The Board of Trustees has adopted a Deferred Compensation Plan for Independent Trustees (the “Plan”) which enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Trust. For purposes of determining the amount owed to a Trustee under the Plan, deferred amounts are treated as though they had been invested in shares of the Fund(s) selected by the Trustee. The deferred compensation liability and the offsetting deferred compensation investment asset are included as a component of “Other Liabilities” and “Other Assets” in the Statement of Assets and Liabilities and fluctuates with changes in the market value of the selected securities. The market value adjustment for all Domestic Equity Funds totaled $(6) for the year ended October 31, 2011. The deferred compensation and related mark-to-market impact will be a liability and an offsetting asset of the Funds until distributed in accordance with the Plan.

Indemnification

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 5—TAX INFORMATION

The amount and character of income and net realized gains to be distributed are determined in accordance with income tax rules and regulations, which may differ from generally accepted accounting principles. These differences are attributable to permanent book and tax accounting differences that were primarily due to tax treatment of net investment losses,

73

Harbor Domestic Equity Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 5—TAX INFORMATION—Continued

distributions from investments in real estate investment trust securities, use of equalization and foreign currency transactions. Reclassifications are made to the Funds’ capital accounts to reflect income and net realized gains available for distribution (or available capital loss carryovers) under income tax rules and regulations. The amounts reclassified on the Statement of Assets and Liabilities for the year ended October 31, 2011 are as follows:

	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid-In Capital
GROWTH FUNDS
Harbor Capital Appreciation Fund	$(1,925)	$1,585	$340
Harbor Mid Cap Growth Fund	3,152	147	(3,299)
Harbor Small Cap Growth Fund	1,798	(4,992)	3,194
VALUE FUNDS
Harbor Large Cap Value Fund	$(93)	$93	$—
Harbor Mid Cap Value Fund	(24)	24	—
Harbor Small Cap Value Fund	(565)	565	—
Harbor Small Company Value Fund	5	2	(7)

The tax composition of distributions is as follows:

	As of October 31, 2010			As of October 31, 2011
	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
GROWTH FUNDS
Harbor Capital Appreciation Fund	$21,063	$—	$21,063	$20,502	$—	$20,502
Harbor Mid Cap Growth Fund	—	—	—	—	—	—
Harbor Small Cap Growth Fund	—	—	—	—	16,056	16,056
VALUE FUNDS
Harbor Large Cap Value Fund	$3,213	$—	$3,213	$5,356	$—	$5,356
Harbor Mid Cap Value Fund	664	—	664	605	—	605
Harbor Small Cap Value Fund	2,936	—	2,936	2,398	—	2,398
Harbor Small Company Value Fund	9	—	9	488	100	588

As of October 31, 2011, the components of distributable earnings on a tax basis are as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation/ (Depreciation)
GROWTH FUNDS
Harbor Capital Appreciation Fund	$8,272	$—	$2,667,334
Harbor Mid Cap Growth Fund	—	—	50,860
Harbor Small Cap Growth Fund	—	39,199	47,279
VALUE FUNDS
Harbor Large Cap Value Fund	$1,512	$—	$17,644
Harbor Mid Cap Value Fund	576	—	(5,415)
Harbor Small Cap Value Fund	805	—	153,745
Harbor Small Company Value Fund	—	—	(100)

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, each fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

74

Harbor Domestic Equity Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 5—TAX INFORMATION—Continued

Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

At October 31, 2011, the following Funds had capital loss carryforwards for federal tax purposes, which will reduce each Fund’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code. This will reduce the amount of the distribution to shareholders which would otherwise be necessary to relieve each Fund of any liability for federal tax. Pursuant to the Internal Revenue Code, such capital loss carryforwards will expire as listed below:

	Capital Loss Carryforwards to Expire In:
	2016	2017	2018	2019	Total
GROWTH FUNDS
Harbor Capital Appreciation Fund	$423,611	$370,637	$—	$—	$794,248
Harbor Mid Cap Growth Fund	—	29,284	—	—	29,284
VALUE FUNDS
Harbor Large Cap Value Fund	$—	$40,369	$4,859	—	$45,228
Harbor Mid Cap Value Fund	—	8,302	—	—	8,302
Harbor Small Cap Value Fund	—	56,946	—	—	56,946
Harbor Small Company Value Fund	—	—	—	5	5

The identified cost for federal income tax purposes of investments owned by each Fund (including earned discount on corporate short-term notes and commercial paper) and their respective gross unrealized appreciation and depreciation at October 31, 2011 are as follows:

		Gross Unrealized		Net Unrealized Appreciation/ (Depreciation)
	Identified Cost	Appreciation	(Depreciation)
GROWTH FUNDS
Harbor Capital Appreciation Fund*	$9,340,940	$2,822,212	$(154,871)	$2,667,341
Harbor Mid Cap Growth Fund*	650,683	88,931	(38,073)	50,858
Harbor Small Cap Growth Fund	430,084	65,998	(18,719)	47,279
VALUE FUNDS
Harbor Large Cap Value Fund*	$275,526	$29,148	$(11,504)	$17,644
Harbor Mid Cap Value Fund*	66,457	5,915	(11,331)	(5,416)
Harbor Small Cap Value Fund*	430,650	196,105	(42,361)	153,744
Harbor Small Company Value Fund*	9,535	770	(871)	(101)

*	Capital loss carryforwards are available that may reduce taxable income from future net realized gain on investments.

NOTE 6—DERIVATIVES

The Funds’ derivative holdings do not qualify for hedge accounting treatment and as such are recorded at fair value. For a detailed discussion of risks related to these investments please refer to the descriptions of each derivative in Note 2—Significant Accounting Policies.

The Funds did not use derivative instruments during the year ended October 31, 2011.

NOTE 7—LEGAL PROCEEDINGS

Tribune Company

In November 2010, Harbor Mid Cap Value Fund was named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Official Committee of Unsecured Creditors of the Tribune Company v.

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Harbor Domestic Equity Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 7—LEGAL PROCEEDINGS—Continued

FitzSimons, et al. (In re Tribune Company) as a result of its ownership of shares in the Tribune Company (“Tribune”) in 2007 when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In its complaint, the Unsecured Creditors Committee (the “UCC”) has alleged that, in connection with the LBO, insiders and major shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave the Tribune insolvent. The UCC has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO, and is attempting to obtain from these individuals and entities the proceeds paid out in connection with the LBO. This adversary proceeding in the Bankruptcy Court has been stayed pending further order of the Bankruptcy Court.

In June 2011, another group of Tribune creditors, not including the UCC, filed multiple actions involving state law constructive fraudulent conveyance claims against former Tribune shareholders. Harbor Mid Cap Value Fund also has been named in one or more of these suits.

None of these lawsuits allege any wrongdoing on the part of Harbor Mid Cap Value Fund. Harbor Mid Cap Value Fund held shares of Tribune and tendered these shares as part of Tribune’s LBO. The value of the proceeds received by Harbor Mid Cap Value Fund was $299. Harbor Mid Cap Value Fund’s cost basis in the shares of Tribune was approximately $262. At this stage of the proceedings, Harbor Mid Cap Value Fund is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on the Fund’s net asset value.

Lyondell Chemical Company

In October 2011, Harbor Capital was named as a defendant in two cases: Edward S. Weisfelner, as Trustee of the LB Creditor Trust, v. Morgan Stanley & Co., Inc., et al. and Edward S. Weisfelner, as Litigation Trustee of the LB Litigation Trust, v. A. Holmes & H. Holmes TTEE, et al. Both cases are related to the bankruptcy of Lyondell Chemical Company (In re Lyondell Chemical Company, et al.).

Similar to the claims made in the Tribune matter, the Weisfelner complaints seek to have set aside and recovered as fraudulent transfers from former Lyondell Chemical Company (“Lyondell”) shareholders the consideration paid to them pursuant to the cash out merger of Lyondell shareholders in connection with the combination of Lyondell and Basell AF in 2007. Lyondell filed for bankruptcy in 2008.

None of these lawsuits allege any wrongdoing on the part of Harbor Mid Cap Value Fund. Harbor Mid Cap Value Fund received approximately $1,439 in cash proceeds from the cash out merger. Harbor Mid Cap Value Fund’s cost basis in the shares of Lyondell was approximately $931. At this stage of the proceedings, Harbor Mid Cap Value Fund is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on the Fund’s net asset value.

NOTE 8—SUBSEQUENT EVENTS

Through the date the financial statements were issued, no subsequent events or transactions had occurred that would have materially impacted the financial statements or related disclosures as presented herein.

76

Harbor Domestic Equity Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Harbor Funds

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Harbor Capital Appreciation Fund, Harbor Mid Cap Growth Fund, Harbor Small Cap Growth Fund, Harbor Large Cap Value Fund, Harbor Mid Cap Value Fund, Harbor Small Cap Value Fund and Harbor Small Company Value Fund (seven of the portfolios constituting the Harbor Funds (the Trust)) as of October 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian, agent banks and brokers or by other appropriate auditing procedures where replies from agent banks and brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

As described in notes 1 and 2 to the financial statements, the Harbor Small Company Value Fund will cease operations as of December 29, 2011. As a result, the Fund adopted the liquidation basis of accounting for presentation of its 2011 financial statements.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Harbor Capital Appreciation Fund, Harbor Mid Cap Growth Fund, Harbor Small Cap Growth Fund, Harbor Large Cap Value Fund, Harbor Mid Cap Value Fund, Harbor Small Cap Value Fund and Harbor Small Company Value Fund of the Harbor Funds at October 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles and for the Harbor Small Company Value Fund on the basis described in the preceding paragraph.

Chicago, Illinois

December 20, 2011

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Harbor Domestic Equity Funds

FEES AND EXPENSE EXAMPLE (Unaudited)

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees (if any) and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2011 through October 31, 2011.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the respective Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratios	Expenses Paid During Period*	Beginning Account Value (May 1, 2011)	Ending Account Value (October 31, 2011)
Harbor Capital Appreciation Fund
Institutional Class	0.66%
Actual		$3.26	$1,000	$958.50
Hypothetical (5% return)		3.36	1,000	1,021.79
Administrative Class	0.91%
Actual		$4.49	$1,000	$957.30
Hypothetical (5% return)		4.63	1,000	1,020.50
Investor Class	1.03%
Actual		$5.08	$1,000	$956.80
Hypothetical (5% return)		5.24	1,000	1,019.88
Harbor Mid Cap Growth Fund
Institutional Class	0.85%
Actual		$3.97	$1,000	$856.30
Hypothetical (5% return)		4.33	1,000	1,020.81
Administrative Class	1.10%
Actual		$5.15	$1,000	$855.50
Hypothetical (5% return)		5.60	1,000	1,019.52
Investor Class	1.22%
Actual		$5.70	$1,000	$854.00
Hypothetical (5% return)		6.21	1,000	1,018.90

78

Harbor Domestic Equity Funds

FEES AND EXPENSE EXAMPLE—Continued

	Annualized Expense Ratios	Expenses Paid During Period*	Beginning Account Value (May 1, 2011)	Ending Account Value (October 31, 2011)
Harbor Small Cap Growth Fund
Institutional Class	0.84%
Actual		$3.89	$1,000	$839.40
Hypothetical (5% return)		4.28	1,000	1,020.86
Administrative Class	1.09%
Actual		$5.05	$1,000	$838.90
Hypothetical (5% return)		5.55	1,000	1,019.57
Investor Class	1.21%
Actual		$5.61	$1,000	$838.40
Hypothetical (5% return)		6.16	1,000	1,018.95
Harbor Large Cap Value Fund
Institutional Class	0.68%
Actual		$3.33	$1,000	$912.60
Hypothetical (5% return)		3.52	1,000	1,021.64
Administrative Class	0.93%
Actual		$4.53	$1,000	$911.40
Hypothetical (5% return)		4.79	1,000	1,020.35
Investor Class	1.05%
Actual		$5.10	$1,000	$911.10
Hypothetical (5% return)		5.40	1,000	1,019.73
Harbor Mid Cap Value Fund
Institutional Class	0.95%
Actual		$4.47	$1,000	$864.80
Hypothetical (5% return)		4.84	1,000	1,020.30
Administrative Class	1.20%
Actual		$5.64	$1,000	$863.70
Hypothetical (5% return)		6.11	1,000	1,019.00
Investor Class	1.32%
Actual		$6.19	$1,000	$862.50
Hypothetical (5% return)		6.72	1,000	1,018.38
Harbor Small Cap Value Fund
Institutional Class	0.84%
Actual		$4.00	$1,000	$890.50
Hypothetical (5% return)		4.28	1,000	1,020.86
Administrative Class	1.09%
Actual		$5.19	$1,000	$889.30
Hypothetical (5% return)		5.55	1,000	1,019.57
Investor Class	1.21%
Actual		$5.76	$1,000	$889.00
Hypothetical (5% return)		6.16	1,000	1,018.95

79

Harbor Domestic Equity Funds

FEES AND EXPENSE EXAMPLE—Continued

	Annualized Expense Ratios	Expenses Paid During Period*	Beginning Account Value (May 1, 2011)	Ending Account Value (October 31, 2011)
Harbor Small Company Value Fund
Institutional Class	0.95%
Actual		$4.47	$1,000	$866.70
Hypothetical (5% return)		4.84	1,000	1,020.30
Administrative Class	1.20%
Actual		$5.64	$1,000	$866.10
Hypothetical (5% return)		6.11	1,000	1,019.00
Investor Class	1.32%
Actual		$6.20	$1,000	$866.00
Hypothetical (5% return)		6.72	1,000	1,018.38
*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

80

Harbor Domestic Equity Funds

ADDITIONAL INFORMATION (Unaudited)

ADDITIONAL TAX INFORMATION

The Funds designate a portion of their distributions from investment company taxable income for the fiscal year as qualifying for the dividends received deduction for corporate shareholders.

Percentage of Distribution
GROWTH FUNDS
Harbor Capital Appreciation Fund	100%
VALUE FUNDS
Harbor Large Cap Value Fund	100%
Harbor Mid Cap Value Fund	100%
Harbor Small Cap Value Fund	100%

Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following capital gain dividends for the year ended October 31, 2011:

Amount (000s)
GROWTH FUNDS
Harbor Small Cap Growth Fund	$21,048
VALUE FUNDS
Harbor Small Company Value Fund	$100

For the fiscal year ended October 31, 2011, the Funds designate up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for reduced tax rates. These lower rates range from 5% to 15% depending on an individual’s tax bracket. If the Funds pay a distribution during calendar year 2011, complete information will be reported in conjunction with Form 1099-DIV.

Shareholders who own a taxable Harbor Funds account and that received distributions from a Fund during calendar year 2011 will receive a Form 1099-DIV in January 2012 that will show the tax character of those distributions.

PROXY VOTING

The Funds have adopted Proxy Voting Policies and Procedures under which the Funds vote proxies relating to securities held by the Funds. In addition, the Funds file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of the Funds’ Proxy Voting Policies and Procedures and the Funds’ proxy voting record (Form N-PX) is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050; (ii) on the Funds’ website at www.harborfunds.com; and (iii) on the SEC’s website at www.sec.gov.

RESULTS OF PROXY VOTING AT SPECIAL MEETING OF HARBOR FUNDS SHAREHOLDERS

At a special meeting of Harbor Funds shareholders held on December 14, 2010, shareholders approved a proposal to elect the following three nominees to the Board of Trustees of Harbor Funds:

Trustee	For	Withheld	Percentage For
Raymond J. Ball	1,490,809,062	18,863,731	98.75%
Donna J. Dean	1,491,727,799	17,945,015	98.81%
Randall A. Hack	1,490,441,461	19,231,333	98.73%

Messrs. Ball and Hack served on the Board of Trustees by appointment prior to the special meeting but had not been elected by shareholders. Ms. Dean did not previously serve on the Board of Trustees. As a result of this special meeting, all Trustees currently serving on the Board of Trustees have been elected by shareholders.

81

Harbor Domestic Equity Funds

ADDITIONAL INFORMATION—Continued

HOUSEHOLDING

Harbor Funds has adopted a policy that allows it to send only one copy of a Fund’s prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same household. This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call the Shareholder Servicing Agent at 800-422-1050. Individual copies will be sent within thirty (30) days after the Shareholder Servicing Agent receives your instructions. Your consent to householding is considered valid until revoked.

QUARTERLY PORTFOLIO DISCLOSURES

Each Fund files a complete portfolio of investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050, (ii) on the Funds’ website at www.harborfunds.com, and (iii) on the SEC’s web site at www.sec.gov. The form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may also be obtained by calling 800-SEC-0330.

82

Harbor Domestic Equity Funds

ADDITIONAL INFORMATION—Continued

TRUSTEES AND OFFICERS

(As of December 2011)

The business and affairs of the Trust shall be managed by or under the direction of the Trustees, and they shall have all powers necessary or desirable to carry out that responsibility. The Trustees shall have full power and authority to take or refrain from taking any action and to execute any contracts and instruments that they may consider necessary or desirable in the management of the Trust. Any determination made by the Trustees in good faith as to what is in the interests of the Trust shall be conclusive. Information pertaining to the Trustees, Trustee Emeritus and Officers of Harbor Funds is set forth below. Except as noted below, the address of each Trustee and Officer is: [Name of Trustee or Officer] c/o Harbor Funds, 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302.

The Harbor Funds’ Statement of Additional Information includes additional information about the Trust’s trustees and is available without charge by calling 800-422-1050 or at the Trust’s website at www.harborfunds.com.

Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships of Public Companies Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
Raymond J. Ball (67) Trustee	Since 2006	Sidney Davidson Distinguished Service Professor of Accounting, University of Chicago Booth School of Business (2000-Present); Academic Affiliate, Analysis Group (litigation consulting firm) (2000-Present); Financial Reporting Faculty Advisory Group of the Institute of Chartered Accountants in England and Wales (2008-Present); Advisory Board of the Center for Accounting Research & Education at University of Notre Dame (2006-Present).	30	None

Donna J. Dean (60) Trustee	Since 2010	Chief Investment Officer of the Rockefeller Foundation (a private foundation) (since 1995); Trustee of Queens University of Charlotte, North Carolina (1973-Present).	30	None

John P. Gould (72) Trustee	Since 1994	Steven G. Rothmeier Professor (1996-Present) and Distinguished Service Professor of Economics, University of Chicago Booth School of Business (1984-Present, on faculty since 1965); Trustee of Milwaukee Insurance (1997-2010); and Director of Unext.com (Internet based education company) (1999-2006).	30	Independent Trustee of Dimensional Fund Advisors family of mutual funds (1986-Present).

Randall A. Hack (64) Trustee	Since 2010	Founder and Senior Managing Director of Capstone Capital LLC (a private investment firm) (2003-Present); and Advisory Director of Berkshire Partners (a private equity firm) (2002-Present).	30	Director of FiberTower Corporation (2002-Present) and Director of Crown Castle International Corp. (1997-2007).

Rodger F. Smith (70) Trustee	Since 1987	Managing Director, Greenwich Associates (a research based consulting firm) (1976-Present); and Chair of Trust Advisory Committee of Tau Beta Pi Association (engineering honor society) (1985-Present).	30	None
INTERESTED TRUSTEE

David G. Van Hooser (65)* Chairman, Trustee and President	Since 2000	President (2002-Present), Director and Chairman of the Board (2000-Present), Harbor Capital Advisors, Inc.; Chief Executive Officer and Treasurer (2007-Present), President (2003-2007) and Director (2000-Present), Harbor Funds Distributors, Inc.; and Director (2000-Present), Harbor Services Group, Inc.	30	None
TRUSTEE EMERITUS**
Howard P. Colhoun (76) Trustee Emeritus	Since 1986	Retired. General Partner, Emerging Growth Partners, L.P. (investing in small companies) (1982-1997); Director, Storage U.S.A. (1994-2002); and Vice President and Director of Mutual Funds, T. Rowe Price Associates, Inc. (prior to 1982).	30	None

83

Harbor Domestic Equity Funds

ADDITIONAL INFORMATION—Continued

Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
FUND OFFICERS***
Charles F. McCain (42) Chief Compliance Officer	Since 2004	Executive Vice President, General Counsel and Chief Compliance Officer (2004-Present), Harbor Capital Advisors, Inc.; Director (2007-Present) and Chief Compliance Officer (2004-Present) Harbor Services Group, Inc.; Director, Executive Vice President and Chief Compliance Officer (2007-Present), Harbor Funds Distributors Inc.; and Junior Partner, Wilmer Cutler Pickering Hale and Dorr LLP (law firm) (1996-2004).

Anmarie S. Kolinski (40) Treasurer	Since 2007	Executive Vice President and Chief Financial Officer (2007-Present), Vice President – Internal Audit (2005-2007), Harbor Capital Advisors, Inc.; Chief Financial Officer (2007-Present), Harbor Services Group, Inc., and Audit Senior Manager (2002-2005), Ernst & Young LLP.

Erik D. Ojala (36) Vice President, Secretary and AML Compliance Officer	Since 2007; AML Compliance Officer since 2010	Senior Vice President and Associate General Counsel (2007-Present) and Secretary (2010-Present), Harbor Capital Advisors, Inc.; Vice President and Assistant General Counsel (2003-2007), Corporate Secretary (2006-2007) and Compliance Officer (2003-2004), Ariel Investments, LLC; and Vice President and Secretary (2003-2007), Ariel Investment Trust (mutual funds).

Brian L. Collins (43) Vice President	Since 2005	Executive Vice President and Chief Investment Officer (2004-Present), Harbor Capital Advisors, Inc.; and Director, U.S. Investment Management Research (1998-2004), Mercer Investment Consulting, Inc.

Charles P. Ragusa (52) Vice President	Since 2007	Executive Vice President (2007-Present), Harbor Capital Advisors, Inc.; President (2007-Present), Harbor Services Group, Inc.; Executive Vice President (2007-Present), Harbor Funds Distributors, Inc.; Vice President, Mutual Fund Operations (2005-2007) Boston Financial Data Services, Inc.; and Senior Vice President (2002-2005), IXIS Asset Management Services Co.

Susan A. DeRoche (59) Assistant Secretary 33 Arch Street Suite 2001 Boston, MA 02110	Since 2006	Vice President and Compliance Director (2007-Present), Assistant Secretary (2006-Present) and Compliance Manager (2006), Harbor Capital Advisors, Inc.; Secretary (2007-Present) Harbor Funds Distributors, Inc.; and Securities Specialist (1981-2006), Wilmer Cutler Pickering Hale and Dorr LLP (law firm).

1	Each Trustee serves for an indefinite term, until his successor is elected. Each officer is elected annually.
*	Mr. Van Hooser is deemed an “Interested Trustee” due to his affiliation with the Adviser and Distributor of Harbor Funds.
**	Mr. Colhoun is serving as Trustee Emeritus for a term expiring December 31, 2012. Mr. Colhoun served as a Trustee for Harbor Funds from its inception in 1986 until December 31, 2010 and has served as a Trustee Emeritus since January 1, 2011.
***	Officers of the Funds are “interested persons” as defined in the Investment Company Act.

84

THIS PRIVACY STATEMENT IS NOT PART OF THIS REPORT

Harbor’s Privacy Statement

The following privacy statement is issued by Harbor Funds and each series of Harbor Funds and its affiliates, Harbor Capital Advisors, Inc., Harbor Services Group, Inc. and Harbor Funds Distributors, Inc. These measures reflect our commitment to maintaining the privacy of your confidential information. We appreciate the confidence you have shown by entrusting us with your assets.

Personal Information	It is our policy to respect the privacy of current and former shareholders and to protect personal information entrusted to us. We do not sell your personal information to anyone.

In the course of providing products and services, we collect non-public personal information about you from the following sources: applications, forms, our website (including any information captured through our use of “cookies”), by telephone and in correspondence and transactions with us, our affiliates or other parties.

The non-public personal information collected may include name, address, e-mail address, telephone/fax numbers, account number, social security or taxpayer identification number, investment activity, and bank account information.

When you visit our website, we may collect technical and navigational information, such as computer browser type, Internet protocol address, pages visited and average time spent on our website. We may use this information to alert you to software compatibility issues, or to improve our web design and functionality. We use “cookies” and similar files that may be placed on your hard drive for security purposes, to facilitate site navigation and to personalize the appearance of our site.

Information Sharing	We occasionally disclose non-public personal information about our current or former shareholders with affiliated and non-affiliated parties, as permitted or required by law or regulation. In the normal course of servicing our shareholders, information we collect may be shared with non-affiliated companies that perform support services on our behalf or to other firms that assist us in providing you with products and services, such as custodians, transfer agents, broker-dealers and marketing service firms, as well as with other financial institutions. These companies may not use the information for any other purpose and we require them to keep the information they handle confidential. We may also share information with affiliates that are engaged in a variety of financial services in order to better service your account(s).

When information is shared with third parties, they are not permitted to use the information for any purpose other than to assist our servicing of your account(s) or as permitted by law.

If you close your account(s) or if we lose contact with you, we will continue to share information in accordance with our current privacy policy and practices.

Access to Information	Access to non-public personal information is limited to employees, agents or other parties who need to know that information to perform their jobs, such as servicing your account(s), resolving problems or informing you of new products or services.

Security	We maintain physical, electronic and procedural safeguards that comply with industry standards to protect your non-public personal information.

For customers accessing information through our website, various forms of Internet security, such as data encryption firewall barriers, user names and passwords, and other tools are used. For additional information regarding our security measures, visit the terms and conditions of use on our website at www.harborfunds.com. If you have any questions or concerns about how we maintain the privacy of your customer information, please contact us at 800-422-1050 Monday through Friday, between the hours of 8:00 a.m. and 6:00 p.m. Eastern time.

We recommend that you read and retain this notice for your personal files

85

Glossary

12b-1 Fee—A mutual fund fee, named for the SEC rule that permits it, used to pay for broker-dealer compensation and other distribution costs. If a fund has a 12b-1 fee, it will be disclosed in the fee table of a fund’s prospectus.

50% JPM EMBI Global Diversified/50% JPM GBI-EMGD—The Harbor Emerging Markets Debt Fund uses a blended benchmark index consisting of 50% of the JP Morgan Emerging Markets Bond Index—Global Diversified Index and 50% of the JP Morgan Government Bond Index—EM Global Diversified Index (see the following definitions). The Blended Benchmark represents a 50% weighting to U.S. dollar denominated emerging market debt securities and 50% weighting to local currency denominated emerging market debt securities, which is intended to reflect the Harbor Emerging Market Debt Fund’s target exposure of 50% of the Fund’s portfolio to U.S. dollar denominated emerging market debt securities and 50% to local currency denominated emerging market debt securities. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

ADR—ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

Average Market Capitalization—The average market capitalization of a fund’s equity portfolio gives you a measure of the size of the companies in which the fund invests. Market capitalization is calculated by multiplying the number of a company’s shares outstanding by its price per share.

Average Weighted Coupon—A calculation from a fund’s portfolio by weighting the coupon of each bond by its relative size in the portfolio.

Barclays Capital U.S. Aggregate Bond Index—The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of investment-grade fixed-rate debt issues with maturities of at least one year. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Barclays Capital U.S. TIPS Index—The Barclays Capital U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Beta—A measure of market-related risk. The beta of every index is 1.00, no matter how volatile the index is. A beta less than one means the portfolio is less volatile than the index. A beta higher than one indicates more volatility than the index.

BofA Merrill Lynch All US Convertibles Ex Mandatory Index—The BofA Merrill Lynch All US Convertibles Ex Mandatory Index is broadly representative of the U.S. convertible securities market, consisting of publicly traded issues, denominated in U.S. dollars, of all credit qualities, and excluding mandatory (equity-linked) convertibles. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index—The BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index tracks the performance of a synthetic asset paying Libor to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

BofA Merrill Lynch 3-Month US Treasury Bill Index—The BofA Merrill Lynch 3-Month US Treasury Bill Index is comprised of a single U.S. Treasury Bill issue purchased at the beginning of each month and held for a full month, at which time that issue is sold and rolled into a newly selected issue. The issue selected each month is that having a maturity date closest to, but not beyond 90 days from the rebalance date. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

BofA Merrill Lynch US High Yield Index—The BofA Merrill Lynch US High Yield Index is an unmanaged index that tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. All bonds are U.S. dollar denominated and rated Split BBB and below. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Bottom-Up Equity Management Style—A management style that de-emphasizes the significance of economic and market cycles, focusing instead on the analysis of individual stocks.

86

Glossary—Continued

Capital Gains Distribution—Profits distributed to shareholders resulting from the sale of securities held in the fund’s portfolio.

Credit Risk—The possibility that a bond issuer may not be able to pay interest and repay its debt.

CUSIP Number—Identification number assigned to every stock, corporate bond and municipal bond by the Committee on Uniform Securities Identification Procedures (CUSIP), which is established by the American Bankers Association.

Diversification—The practice of investing broadly across securities of a number of issuers to reduce risk.

Dow Jones—UBS Commodity Index Total ReturnSM—The Dow Jones-UBS Commodity Index Total ReturnSM is composed of futures contracts on 19 physical commodities. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Duration—A common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.

Emerging Markets—Emerging markets are countries with relatively young stock and bond markets. Examples include Brazil and Thailand. Typically, emerging-markets investments have the potential for losses and gains larger than those of developed-market investments.

Expense Ratio—The fund’s total annual operating expenses (including management fees, distribution (12b-1) fees and other expenses) expressed as a percentage of average net assets.

Family of Funds—A group of mutual funds, each typically with its own investment objective, managed and distributed by the same company.

GDR—GDR after the name of a holding stands for Global Depositary Receipt representing ownership of foreign securities. GDRs are issued by either U.S. or non-U.S. banking organizations.

Inception Date—The date on which the fund commenced operations.

Investment Objective—The goal that an investor and mutual fund pursue together (e.g., current income, long-term capital growth, etc.)

JP Morgan Emerging Markets Bond Index Global Diversified—The JP Morgan Emerging Markets Bond Index Global Diversified tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

JP Morgan Government Bond Index—Emerging Markets Global Diversified—The JP Morgan Government Bond Index—Emerging Markets Global Diversified tracks total returns for local currency debt instruments issued by emerging markets sovereign and quasi-sovereign entities to which international investors can gain exposure. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Median Market Cap—An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

MSCI AC (All Country) World Index—The MSCI AC (All Country) World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

MSCI EAFE (ND) Index—The MSCI EAFE (ND) Index is an unmanaged index generally representative of major overseas stock markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The returns of the ND version of the index reflect the maximum withholding taxes on reinvested dividends.

MSCI EAFE Growth (ND) Index—The MSCI EAFE Growth (ND) Index is an unmanaged index generally representative of the growth stocks within the major overseas stock markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The returns of the ND version of the index reflect the maximum withholding taxes on reinvested dividends.

MSCI Emerging Markets Index—The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

87

Glossary—Continued

MSCI World (ND) Index—The MSCI World (ND) Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The returns of the ND version of the index reflect the maximum withholding taxes on reinvested dividends.

Net Asset Value (NAV)—The per share value of a mutual fund, determined by subtracting the fund’s liabilities from its assets and dividing by the number of shares outstanding. Mutual funds calculate their NAVs at least once each business day.

No-Load Fund—A mutual fund whose shares are sold without a sales commission and without a 12b-1 fee of more than 0.25% per year. Harbor funds are no-load.

Open-End Investment Company—The legal name for a mutual fund, indicating that it stands ready to redeem (buy back) its shares from investors on any business day. Harbor Funds is an open-end investment company.

Operating Expenses—Business costs paid from a fund’s assets before earnings are distributed to shareholders. These include management fees and 12b-1 fees and other expenses.

Portfolio Manager—A specialist employed by a mutual fund’s adviser to invest the fund’s assets in accordance with predetermined investment objectives.

Portfolio Turnover—A measure of the trading activity in a fund’s investment portfolio (how often securities are bought and sold by a fund). An indication of a fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).

Price to Book Ratio (P/B)—A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value. For a fund, the weighted average price/book ratio of the stocks it holds.

Price to Earnings Ratio (P/E)—The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the market expectations are for a company’s future growth.

Prospectus—The official document that describes a mutual fund to prospective investors. The prospectus contains information required by the SEC, such as investment objectives and policies, risks, services and fees.

Record Date—The date on which a shareholder must officially own shares in order to be entitled to a dividend.

Redemption Fee—Fee charged to shareholders by a mutual fund when they sell shares within a specified period after purchase. The time limit and size of fee vary among funds. The fee is paid to the fund, not the fund’s investment adviser. Its purpose is to protect long-term investors from the impact of short-term traders.

REITs (Real Estate Investment Trust)—REITs invest in real estate or loans secured by real estate and issue shares in such investments. A REIT is similar to a closed-end mutual fund.

Repurchase Agreement (Repo)—A form of short-term borrowing for dealers in government securities. The dealer sells the government securities to investors, usually on an overnight basis, and buys them back the following day. For the party selling the security (and agreeing to repurchase it in the future), it is a repo. For the party on the other end of the transaction (buying the security and agreeing to sell back in the future), it is a reverse repurchase agreement.

Risk/Reward (or Return)—The relationship between the degree of risk associated with an investment and its return potential. Typically, the higher the potential return of an investment, the greater the risk.

Russell 1000® Growth Index—The Russell 1000® Growth Index is an unmanaged index generally representative of the U.S. market for larger capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Growth Index and Russell® are trademarks of Russell Investments.

Russell 1000® Value Index—The Russell 1000® Value Index is an unmanaged index generally representative of the U.S. market for larger capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Value Index and Russell® are trademarks of Russell Investments.

Russell 2000® Growth Index—The Russell 2000® Growth Index is an unmanaged index representing the smallest 2000 stocks with the highest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Growth Index and Russell® are trademarks of Russell Investments.

88

Glossary—Continued

Russell 2000® Value Index—The Russell 2000® Value Index is an unmanaged index representing the smallest 2000 stocks with the lowest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Value Index and Russell® are trademarks of Russell Investments.

Russell 3000® Index—The Russell 3000® Index is an unmanaged index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Index and Russell® are trademarks of Russell Investments.

Russell Midcap® Growth Index—The Russell Midcap® Growth Index is an unmanaged index generally representative of the U.S. market for medium capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Growth Index and Russell® are trademarks of Russell Investments.

Russell Midcap® Value Index—The Russell Midcap® Value Index is an unmanaged index generally representative of the U.S. market for medium capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Value Index and Russell® are trademarks of Russell Investments.

Standard & Poor’s 500 (S&P 500) Stock Index—The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Statement of Additional Information (SAI)—The supplementary document to a prospectus that contains more detailed information about a mutual fund; also known as “Part B” of a fund’s registration statement.

TBAs—A term used to describe a forward mortgage-backed securities trade. Pass-through securities issued by Freddie Mac, Fannie Mae and Ginnie Mae trade in the TBA market. The term TBA is derived from the fact that the actual mortgage- backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made. The securities are “to be announced” 48 hours prior to the established trade settlement date.

Treasury Inflation-protected Securities (TIPS)—TIPS are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.

Top-Down Equity Management Style—Investment style that begins with an assessment of the overall economic environment and makes a general asset allocation decision regarding various sectors of the financial markets and various industries.

Total Return—Return on an investment over a specified period, including price appreciation (or depreciation) plus any income, expressed as an average annual compound of return.

Weighted Average Duration—Duration is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond’s price. (A bond’s cash flows consist of coupon payments and repayment of capital.) A bond’s duration will almost always be shorter than its maturity, with the exception of zero-coupon bonds, for which maturity and duration are equal.

Weighted Average Maturity—The average length of time until principal must be repaid for all bonds in a mutual fund portfolio on a dollar weighted basis.

Yield—A measure of net income (dividends and interest) earned by the securities in the fund’s portfolio less fund expenses during a specified period. A fund’s yield is expressed as a percentage of the maximum offering price per share on a specified date.

Yield to Maturity—The term used to describe the rate of return an investor will receive if a long-term, interest-bearing security, such as a bond, is held to its maturity date. Yield to maturity is greater than the coupon rate if the bond is selling at a discount and less than the coupon rate if it is selling at a premium.

89

Notes

Notes

111 South Wacker Drive, 34th Floor	Chicago, IL 60606-4302	800-422-1050	www.harborfunds.com

Trustees & Officers

David G. Van Hooser

Chairman, President & Trustee

Raymond J. Ball

Trustee

Howard P. Colhoun

Trustee Emeritus

Donna J. Dean

Trustee

John P. Gould

Trustee

Randall A. Hack

Trustee

Rodger F. Smith

Trustee

Charles F. McCain

Chief Compliance Officer

Anmarie S. Kolinski

Treasurer

Erik D. Ojala

Vice President & Secretary

Brian L. Collins

Vice President

Charles P. Ragusa

Vice President

Susan A. DeRoche

Assistant Secretary

Investment Adviser

Harbor Capital Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606-4302

312-443-4400

Distributor & Principal Underwriter

Harbor Funds Distributors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606-4302

312-443-4600

Shareholder Servicing Agent

Harbor Services Group, Inc.

P.O. Box 804660

Chicago, IL 60680-4108

800-422-1050

Custodian

State Street Bank & Trust Company

State Street Financial Center

1 Lincoln Street

Boston, MA 02111-2900

12/2011/322,000	HARBOR FUNDS and the Lighthouse Design are Reg. U.S. Pat. & Tm. Off.	FD.AR.DE.1011

Annual Report

October 31, 2011

International & Global Funds

	Institutional Class	Administrative Class	Investor Class

International Equity

Harbor International Fund	HAINX	HRINX	HIINX

Harbor International Growth Fund	HAIGX	HRIGX	HIIGX

Global Equity

Harbor Global Value Fund	HAGVX	HRGVX	HIGVX

Harbor Global Growth Fund	HGGAX	HRGAX	HGGIX

This document must be preceded or accompanied by a Prospectus.

Harbor International & Global Funds

ANNUAL REPORT OVERVIEW

Harbor Funds’ fiscal year ended October 31, 2011. The performance figures for each of the Harbor Funds shown below assume the reinvestment of dividends and capital gains, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of shares of the Funds. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers or reimbursements, the returns would have been lower. Voluntary waivers or reimbursements may be discontinued at any time without notice. For information on the different share classes, please refer to the current prospectus. The returns of the unmanaged indices assume the reinvestment of dividends but do not reflect fees and expenses, and the indices are not available for direct investment.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

	Total Return Year Ended October 31, 2011
	Institutional Class	Administrative Class	Investor Class
INTERNATIONAL EQUITY FUNDS
Harbor International Fund	-3.57%	-3.82%	-3.93%
Harbor International Growth Fund	-5.63	-5.90	-6.04
GLOBAL EQUITY FUNDS
Harbor Global Value Fund	-7.67%	-7.88%	-7.86%
Harbor Global Growth Fund	-2.02	-2.32	-2.36

COMMONLY USED MARKET INDICES	Total Return Year Ended October 31, 2011
Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE (ND)); international equity	-4.08%
Morgan Stanley Capital International Europe, Australasia, and Far East Growth (MSCI EAFE Growth (ND)); international equity	-2.78
Morgan Stanley Capital International World (MSCI World (ND)); global equity	1.76
Morgan Stanley Capital International All Country World (MSCI AC World); global equity	0.43
Morgan Stanley Capital International Emerging Markets (MSCI EM); global equity	-7.72

	EXPENSE RATIOS[1]					Morningstar Average[2] (Unaudited)
	2007	2008	2009	2010	2011
INTERNATIONAL EQUITY FUNDS
Harbor International Fund
Institutional Class	0.81%	0.79%	0.83%	0.79%	0.77%	1.04%
Administrative Class	1.06	1.04	1.09	1.04	1.02	1.36
Investor Class	1.19	1.16	1.20	1.16	1.14	1.41
Harbor International Growth Fund
Institutional Class	0.88%	0.89%	0.91%	0.87%	0.86%	1.15%
Administrative Class	1.12	1.14	1.16	1.13	1.11	1.43
Investor Class	1.25	1.26	1.27	1.25	1.23	1.47
GLOBAL EQUITY FUNDS
Harbor Global Value Fund
Institutional Class	1.00%	1.00%	1.00%	1.00%	1.00%	1.06%
Administrative Class	1.25	1.25	1.25	1.25	1.25	1.26
Investor Class	1.38	1.37	1.37	1.37	1.37	1.37
Harbor Global Growth Fund
Institutional Class	N/A	N/A	1.00%[a]	1.00%	1.00%	1.12%
Administrative Class	N/A	N/A	1.25 [a]	1.25	1.25	1.32
Investor Class	N/A	N/A	1.37 [a]	1.37	1.37	1.43

1	Harbor Funds’ expense ratios are for operating expenses only and are shown net of all expense offsets, waivers and reimbursements (see Financial Highlights).
2	Institutional Class comparison includes all actively managed no-load funds with 12b-1 fees less than or equal to 0.25% in the October 31, 2011 Morningstar Universe with the same investment style as the comparable Harbor Funds’ portfolio. Administrative and Investor Class comparisons include all actively managed no-load funds that charge 12b-1 fees in the October 31, 2011 Morningstar Universe, excluding the Institutional Share Class Funds, with the same investment style as the comparable Harbor Funds’ portfolio.
a	Annualized for the period March 1, 2009 (inception) through October 31, 2009.

1

Letter from the Chairman

David G. Van Hooser

Chairman

Dear Fellow Shareholder:

International and global equities markets had two very different halves in fiscal 2011. The first six months were very strong, with investors focused on corporate earnings growth and some encouraging indications of economic growth. In the fiscal second half, however, economic and financial concerns weighed heavily on international and global equities markets.

The broad international equities indices had negative returns in fiscal 2011. The MSCI EAFE (ND) Index of stocks in developed international markets declined by 4.08%. (All international and global returns are in U.S. dollars.) Foreign stocks registered solid returns for the first six months of the fiscal year and then retreated in the second half amid concerns over the debt and fiscal matters in Europe and a weakening global macroeconomic environment. Global equities, as measured by the MSCI World (ND) Index, had a positive return of 1.76%.

Harbor International and Global Equity Funds

In the challenging global economic and financial conditions of fiscal 2011, one of Harbor’s international and global funds managed to outperform its benchmark. The Harbor International Fund (Institutional Class) had a return of -3.57%, while outperforming its benchmark, the MSCI EAFE Index, by 51 basis points, or 0.51 percentage point. The Fund continued to outperform its benchmark over the latest 5 and 10 years, and since the Fund’s inception in 1987.

As always, we recommend that shareholders maintain a long-term perspective in evaluating all of their investments, including Harbor Funds. Comments by the portfolio managers of each international and global equity fund can be found in the pages preceding each Fund’s portfolio of investments.

	RETURNS FOR PERIODS ENDED OCTOBER 31, 2011
		Annualized
International & Global	1 Year	5 Years	10 Years	30 Years
MSCI EAFE (ND) Index (foreign stocks)	-4.08%	-2.41%	5.73%	9.42%
MSCI World (ND) Index (global stocks)	1.76	-1.00	4.54	9.52
MSCI EM Index (emerging markets)	-7.72	6.51	16.82	N/A

Domestic Equities
Wilshire 5000 Total Market Index (entire U.S. stock market)	7.58%	0.94%	4.84%	10.79%
S&P 500 Index (large cap stocks)	8.09	0.25	3.69	11.00
Russell Midcap® Index (mid cap stocks)	7.85	2.26	8.35	12.35
Russell 2000® Index (small cap stocks)	6.71	0.68	7.02	9.86
Russell 3000® Growth Index	9.92	3.01	3.74	9.72
Russell 3000® Value Index	5.94	-2.01	4.80	11.54

Strategic Markets
Dow Jones-UBS Commodity Index Total ReturnSM	1.58%	-0.75%	7.15%	N/A

Fixed Income
BofA Merrill Lynch US High-Yield Index (high-yield bonds)	4.81%	7.87%	8.86%	N/A
Barclays Capital U.S. Aggregate Bond Index (domestic bonds)	5.00	6.41	5.46	9.10%
BofA Merrill Lynch 3-Month US Treasury Bill Index (proxy for money market returns)	0.13	1.66	1.99	5.18

Domestic Equity, Strategic Markets, and Fixed Income

The global economic and financial concerns that weighed heavily on international markets also affected U.S. equities in fiscal 2011. In such challenging conditions, the broad U.S. stock market finished the year with a return of 7.58%, as measured by the Wilshire 5000 Total Market Index.

Commodities posted strong gains for the first six months of the fiscal year before fading in the second half. The Dow Jones-UBS Commodity Index Total ReturnSM, an unmanaged index of futures contracts on 19 physical commodities, gained 1.58% for the fiscal year. Fixed income markets recorded positive returns as concerns about European debt encouraged investors to look increasingly to the U.S. for fixed income investments. The broad taxable investment-grade bond market had a return of 5.00%, slightly ahead of the U.S. high-yield market return of 4.81%. Money market investments managed only slightly positive returns as the Federal Reserve kept short-term rates anchored at near-zero levels.

2

Investing for the Long-Term

Every year brings reminders of why investors should focus on the long-term and fiscal 2011 was no exception. From the tragic earthquake and tsunami in Japan in March to the debt-ceiling debate in Washington to the ongoing debt issues in Europe, a wide range of dramatic developments tested the resolve of investors and contributed to major moves in the financial markets. While breaking news and volatile markets can add to investor anxiety, we believe the best advice is to stay focused on your long-term investment horizon. For any investor, that means building a diversified portfolio of stocks, bonds, and cash that is consistent with your financial objectives and tolerance for risk. Harbor Funds offers a number of equity, strategic markets, and fixed income funds that can play a valuable role in a diversified portfolio.

Thank you for your investment in Harbor Funds.

December 21, 2011

David G. Van Hooser

Chairman

3

Harbor International Fund

MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER

Northern Cross, LLC

125 Summer Street

Suite 1410

Boston, MA 02110

PORTFOLIO MANAGERS

Howard Appleby

Since 2009

Jean-Francois Ducrest

Since 2009

James LaTorre

Since 2009

Edward E. Wendell, Jr.

Since 2009

Northern Cross, LLC has subadvised the Fund since 2009.

INVESTMENT GOAL

Long-term total return, principally from growth of capital

PRINCIPAL STYLE CHARACTERISTICS

International large cap value oriented stocks

Howard Appleby

Jean-Francois Ducrest

James LaTorre

Edward E. Wendell, Jr.

Management’s Discussion of Fund Performance

MARKET REVIEW

International equities retreated in fiscal 2011, reflecting investor anxiety over slowing growth in China and potential fallout from the European debt crisis. The MSCI EAFE (ND) Index of stocks in developed overseas markets declined 4.08% (all returns cited are in U.S. dollars). Foreign shares actually rose in the fiscal first half, with the MSCI EAFE (ND) Index posting a gain of 12.71% for the six- months ended April 30, 2011. But market sentiment soured in the second half on growing concerns that Europe’s sovereign debt problems would remain unresolved and could begin to weigh on developed and emerging economies in other parts of the world.

Energy, Consumer Staples, and Health Care were the only economic sectors in the MSCI EAFE (ND) Index to record positive returns. Utilities, down 16%, and Financials, down 13%, were the weakest-performing sectors. From a country-level perspective, Ireland, Norway, Switzerland, and the United Kingdom were the only countries in the index to finish in positive territory. Stocks of companies headquartered in Austria, Italy, Belgium, and Spain were among the worst-performing areas of the index.

PERFORMANCE

The Harbor International Fund recorded a negative return for fiscal 2011 but outpaced the MSCI EAFE (ND) Index and continued its long-term outperformance of the benchmark. The Fund returned -3.57% (Institutional Class), -3.82% (Administrative Class), and -3.93% (Investor Class), compared with the index return of -4.08%. From a longer-term perspective, the Fund outperformed the benchmark by substantial margins for the 5 and 10 years ended October 31, 2011.

Financials were the biggest drag on performance for both the Fund and the index. Stock selection in the sector hurt the Fund’s relative performance, as Financials names in the portfolio declined by 18% versus a 13% drop by the index. Leading detractors from Fund returns within the sector included French bank BNP Paribas, Austria-based Erste Group Bank, China Life Insurance, and Swiss bank UBS. BNP Paribas was sold from the portfolio during the fiscal year.

Stock selection and sector allocation both played a positive role in the Fund’s outperformance of the index. Consumer Staples was the best-performing sector in the portfolio, with a return of 16% versus 8% for the benchmark. Leading contributors within the sector included Japan Tobacco; U.K.-based British American Tobacco and Imperial Tobacco Group; global spirits producer Diageo, headquartered in the U.K.; and French food company Danone. A larger-than-index position in Consumer Staples names also added to portfolio returns relative to the benchmark.

An above-index exposure and stock selection in the Industrials sector also contributed to Fund returns relative to the benchmark. Industrials names in the portfolio gained 1%, compared with a loss of -4% in the index. The portfolio’s leading performer in the sector was Atlas Copco, a global industrial group headquartered in Sweden.

4

Harbor International Fund

MANAGERS’ COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
British American Tobacco plc	2.9%
Atlas Copco AB	2.7%
Novo Nordisk AS	2.7%
Linde AG	2.5%
Fanuc Corporation	2.4%
Roche Holding AG	2.3%
Nestle SA	2.2%
Diageo plc	2.0%
Imperial Tobacco Group plc	2.0%
Japan Tobacco Inc.	2.0%

Investments in the Information Technology sector helped both absolute and relative performance by the Fund. The portfolio’s Technology holdings gained 13% versus a decline of 3% by those in the benchmark. Leading performers within the sector included German software maker SAP and Sweden’s Ericsson, a provider of mobile networking equipment. Ericsson shares rose 39% before being sold from the portfolio.

In terms of country exposures, stock selection in Japan was an important contributor to Fund performance. Portfolio holdings based in Japan recorded an aggregate return of 19% versus a decline of -2% for the index. Stock selection in Sweden and Switzerland also helped performance relative to the index. Portfolio holdings in Brazil, which declined by 17%, hurt performance.

OUTLOOK AND STRATEGY

Compared with the MSCI EAFE (ND) benchmark, the largest overweighted exposures in the Fund as of October 31, 2011, were in the Consumer Staples, Industrials, and Materials sectors. The most significant underweights were in Utilities, Consumer Discretionary, Telecommunications, and Financials. From a country-level perspective, the largest overweights in the portfolio were in Brazil, Switzerland, France, and Sweden. The most significantly underweighted positions were in Japan, Australia, and the United Kingdom. Sector-level and country-level weightings typically are a result of the Fund’s bottom-up stock selection process and not a significant element of its investment strategy.

Looking ahead, we would expect a deceleration in global economic growth, especially in developed regions. We believe emerging economies will continue to experience stronger growth, albeit at a somewhat slower rate. We have substantially reduced our exposure to banks; the Financials sector exposure remaining in the portfolio is focused primarily on emerging markets and on insurance companies that, in our view, are much less at risk than European banks. Companies based in emerging economies represent about 14.6% of the portfolio. In addition, many of the other names in the portfolio are global franchises that have a considerable and growing presence in emerging markets.

Macroeconomic developments clearly have dominated financial markets in recent months and, as always, we continue to monitor the macroeconomic environment closely. At the same time, however, we remain focused on our discipline of buying companies with high margins, strong balance sheets, and leading positions in consolidating industries. We believe that the end result of this approach, as in the past, will be an all-season portfolio: one comprised of companies capable of performing well relative to their peers in both difficult and favorable economic environments.

This report contains the current opinions of Northern Cross, LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

5

Harbor International Fund

FUND SUMMARY—October 31, 2011 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2011

Cusip	411511306

Ticker	HAINX

Inception Date	12/29/1987

Net Expense Ratio	0.77%[a]

Total Net Assets (000s)	$25,562,291

ADMINISTRATIVE CLASS

Fund #	2211

Cusip	411511652

Ticker	HRINX

Inception Date	11/01/2002

Net Expense Ratio	1.02%[a]

Total Net Assets (000s)	$2,071,762

INVESTOR CLASS

Fund #	2411

Cusip	411511645

Ticker	HIINX

Inception Date	11/01/2002

Net Expense Ratio	1.14%[a]

Total Net Assets (000s)	$3,524,376

a	Reflective of a contractual fee waiver effective through February 29, 2012.

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Number of Countries	19	26

Weighted Average Market Cap (MM)	$61,368	$50,806

Price/Earning Ratio (P/E)	11.6x	12.3x

Price/Book Ratio (P/B)	2.2x	1.7x

Beta vs. MSCI EAFE (ND) Index	1.12	1.00

Portfolio Turnover Rate (Year Ended 10/31/2011)	12%	N/A

SECTOR ALLOCATION (% of investments)

(Excludes cash and short-term investments)

REGION BREAKDOWN (% of investments)

(Excludes cash and short-term investments)

6

Harbor International Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 11/01/2001 through 10/31/2011

The graph compares a $50,000 investment in the Fund with the performance of the MSCI EAFE (ND) Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2011
Harbor International Fund
Institutional Class	-3.57%	1.82%	10.43%	12/29/1987	$134,902
Comparative Index
MSCI EAFE (ND)	-4.08%	-2.41%	5.73%	—	$87,310

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 11/01/2002 through 10/31/2011

The graph compares a $10,000 investment in the Fund with the performance of the MSCI EAFE (ND) Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2011
Harbor International Fund
Administrative Class	-3.82%	1.57%	11.79%	11/01/2002	$27,273
Investor Class	-3.93%	1.44%	11.63%	11/01/2002	$26,913
Comparative Index
MSCI EAFE (ND)	-4.08%	-2.41%	8.08%	—	$20,120

As stated in the Fund’s current prospectus, the expense ratios were 0.79% (Net) and 0.80% (Gross) (Institutional Class); 1.04% (Net) and 1.05% (Gross) (Administrative Class); and 1.16% (Net) and 1.17% (Gross) (Investor Class). The net expense ratios reflect a contractual management fee waiver through 02/29/2012. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower. The Fund charges a redemption fee of 2% on redemption of shares that are held for less than 60 days.

a	Annualized.

7

Harbor International Fund

PORTFOLIO OF INVESTMENTS—October 31, 2011

Equity Holdings by Country (% of net assets)

(Excludes net cash, short-term investments and forward positions of 3.1%)

COMMON STOCKS—92.0%

Shares		Value (000s)

AEROSPACE & DEFENSE—1.3%
35,159,179	Rolls-Royce Holdings plc (UK)*	$395,768

AUTOMOBILES—1.7%
10,638,873	Daimler AG (GER)	540,338

BEVERAGES—5.7%
10,526,351	Anheuser-Busch InBev NV (BEL)	583,751
30,994,037	Diageo plc (UK)	641,445
5,957,088	Pernod-Ricard SA (FR)	554,334

		1,779,530

BUILDING PRODUCTS—1.0%
6,699,358	Compagnie de Saint-Gobain (FR)	309,627

CAPITAL MARKETS—1.4%
34,829,070	UBS AG (SWS)*	440,177

CHEMICALS—4.1%
4,861,246	Linde AG (GER)	770,107
1,685,172	Syngenta AG (SWS)*	513,507

		1,283,614

COMMERCIAL BANKS—6.8%
17,813,817	Banco Santander SA (SP)	150,774
38,495,160	DBS Group Holdings Ltd. (SGP)	376,012
11,230,704	Erste Group Bank AG (AUT)	239,421
24,419,554	Itau Unibanco Holding SA ADR (BR)[1]	466,902
22,443,494	Standard Chartered plc (UK)	523,704
26,493,891	United Overseas Bank Ltd. (SGP)	359,324

		2,116,137

CONSTRUCTION MATERIALS—2.8%
22,336,400	CRH plc (IE)	$404,124
7,356,123	Holcim Ltd. (SWS)*	465,834

		869,958

DIVERSIFIED FINANCIAL SERVICES—1.3%
20,858,145	Investor AB (SW)	407,940

DIVERSIFIED TELECOMMUNICATION SERVICES—1.2%
18,221,544	Telefonica SA (SP)	387,237

ELECTRICAL EQUIPMENT—3.2%
23,415,252	ABB Ltd. (SWS)*	440,802
9,633,509	Schneider Electric SA (FR)	565,676

		1,006,478

FOOD PRODUCTS—4.2%
8,992,218	Danone (FR)	623,366
11,936,836	Nestle SA (SWS)	690,399

		1,313,765

HEALTH CARE EQUIPMENT & SUPPLIES—1.0%
4,201,430	Cie Generale d’Optique Essilor International SA (FR)	303,655

HOTELS, RESTAURANTS & LEISURE—2.0%
5,113,970	Accor SA (FR)	167,145
132,000,000	Genting Bhd (MAL)	459,756

		626,901

INDUSTRIAL CONGLOMERATES—1.2%
126,856,147	Sime Darby Berhad (MAL)	365,939

INSURANCE—4.6%
5,124,497	Allianz SE (GER)	570,162
30,155,895	AXA SA (FR)	485,026
95,269,000	China Life Insurance Co. Ltd. (CHN)	245,121
39,793,400	China Pacific Insurance Group Co. Ltd. (CHN)	121,609

		1,421,918

MACHINERY—8.6%
38,709,795	Atlas Copco AB (SW)	841,531
4,604,900	Fanuc Corporation (JP)	744,567
10,404,200	Komatsu Ltd. (JP)	257,242
31,826,536	Sandvik AB (SW)	437,507
31,125,562	Volvo AB (SW)	387,410

		2,668,257

MARINE—0.8%
35,081	A.P. Moller—Maersk AS (DEN)	237,245

MEDIA—0.7%
8,551,167	JC Decaux SA (FR)*	227,727

METALS & MINING—5.2%
8,720,937	Anglo American plc (UK)	319,714
8,806,408	Anglo American plc ADR (UK)[1]	161,598
16,844,807	BHP Billiton plc (UK)	530,434
35,961,303	Xstrata plc (UK)	598,991

		1,610,737

OFFICE ELECTRONICS—2.0%
13,496,800	Canon Inc. (JP)	612,725

OIL, GAS & CONSUMABLE FUELS—6.4%
26,447,651	BG Group plc (UK)	573,491
354,772,000	PetroChina Company Ltd. (CHN)	460,562
11,021,053	Royal Dutch Shell plc (NET)	390,802
2,490,816	Royal Dutch Shell plc ADR (NET)[1]	176,624
15,851,344	Statoil ASA (NOR)	402,213

		2,003,692

8

Harbor International Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)

PAPER & FOREST PRODUCTS—0.2%
7,245,663	Fibria Celulose SA ADR (BR)[1]	$64,269

PERSONAL PRODUCTS—1.2%
3,443,202	L’Oreal SA (FR)	379,115

PHARMACEUTICALS—6.8%
10,315,489	Novartis AG (SWS)	581,126
7,856,105	Novo Nordisk AS (DEN)	834,054
4,313,657	Roche Holding AG (SWS)	707,739

		2,122,919

REAL ESTATE INVESTMENT TRUSTS (REITs)—1.9%
2,933,002	Unibail-Rodamco SE (FR)	583,108

REAL ESTATE MANAGEMENT & DEVELOPMENT—1.9%
33,699,000	Cheung Kong Holdings Ltd. (HK)	416,449
47,823,000	Hang Lung Properties Ltd. (HK)	173,252

		589,701

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—1.0%
25,447,387	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (TW)[1]	321,146

SOFTWARE—1.5%
7,847,504	SAP AG (GER)	474,522

TEXTILES, APPAREL & LUXURY GOODS—1.7%
9,280,751	Compagnie Financiere Richemont SA (SWS)	528,675
10,835,055	Nova America SA (BR)*	—	[z]

		528,675

TOBACCO—6.9%
19,808,266	British American Tobacco plc (UK)	908,215
17,172,168	Imperial Tobacco Group plc (UK)	625,529
126,183	Japan Tobacco Inc. (JP)	630,683

		2,164,427

WIRELESS TELECOMMUNICATION SERVICES—1.7%
54,387,000	China Mobile Ltd. (CHN)	516,912

TOTAL COMMON STOCKS (Cost $22,467,884)		28,674,159

PREFERRED STOCKS—4.9%
AEROSPACE & DEFENSE—0.0%
2,420,089,164	Rolls-Royce Holdings plc—C Shares (UK)*	3,891	[y]

COMMERCIAL BANKS—2.0%
34,490,661	Banco Bradesco SA (BR)	623,779

METALS & MINING—1.1%
14,178,000	Vale SA (BR)	336,932

PREFERRED STOCKS—Continued

Shares		Value (000s)

OIL, GAS & CONSUMABLE FUELS—1.7%
42,118,200	Petroleo Brasileiro SA (BR)	$523,028

PAPER & FOREST PRODUCTS—0.1%
9,494,675	Suzano Papel e Celulose SA (BR)	46,455

TEXTILES, APPAREL & LUXURY GOODS—0.0%
1,056,355	Nova America SA (BR)*	—	[z]

TOTAL PREFERRED STOCKS (Cost $322,977)		1,534,085

SHORT-TERM INVESTMENTS—2.7%
Principal Amount (000s)
COMMERCIAL PAPER
	Chevron Corporation
$236,000	0.030%–11/02/2011-11/09/2011	236,000

	Exxon Mobil Corporation
54,782	0.020%–11/10/2011-11/14/2011	54,782
86,842	0.030%–11/03/2011	86,842

		141,624

	General Electric Company
35,811	0.030%–11/01/2011	35,811
126,813	0.040%–11/03/2011-11/07/2011	126,813
35,811	0.080%–11/04/2011	35,811
77,756	0.100%–11/08/2011-11/09/2011	77,756

		276,191

	HSBC Finance Corporation
38,878	0.020%–11/01/2011	38,878
58,348	0.070%–11/01/2011-11/02/2011	58,348

		97,226

	Toyota Motor Credit Corporation
86,614	0.060%–11/07/2011	86,614

TOTAL SHORT-TERM INVESTMENTS (Cost $837,655)		837,655

TOTAL INVESTMENTS—99.6% (Cost $23,628,516)		31,045,899

CASH AND OTHER ASSETS, LESS LIABILITIES—0.4%		112,530

TOTAL NET ASSETS—100.0%		$31,158,429

FORWARD CURRENCY CONTRACTS OPEN AT OCTOBER 31, 2011

Currency	Counterparty	Market Value (000s)	Aggregate Face Value (000s)	Delivery Date	Unrealized Appreciation/ (Depreciation) (000s)
Swiss Franc (Sell)	State Street Bank and Trust Company	$26,704	$32,445	08/13/2012	$5,741
Swiss Franc (Sell)	State Street Bank and Trust Company	164,315	185,523	08/16/2012	21,208
Swiss Franc (Sell)	State Street Bank and Trust Company	166,773	186,686	08/17/2012	19,913
Swiss Franc (Sell)	State Street Bank and Trust Company	169,022	186,996	08/20/2012	17,974
Swiss Franc (Sell)	State Street Bank and Trust Company	42,180	46,704	09/06/2012	4,524

					$69,360

9

Harbor International Fund

PORTFOLIO OF INVESTMENTS—Continued

FAIR VALUE MEASUREMENTS

The following table summarizes the Fund’s investments as of October 31, 2011 based on the inputs used to value them.

Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Europe	$338,222	$21,743,467	$—	$22,081,689
Latin America	531,171	—	—	531,171
Pacific Basin	321,146	5,740,153	—	6,061,299
Preferred Stocks
Europe	—	—	3,891	3,891
Latin America	1,530,194	—	—	1,530,194
Short-Term Investments
Commercial Paper	—	837,655	—	837,655

	$2,720,733	$28,321,275	$3,891	$31,045,899

Investments in Other Financial Instruments
Forward Currency Contracts	$—	$69,360	$—	$69,360

Total	$2,720,733	$28,390,635	$3,891	$31,115,259

The following is a reconciliation of the Fund’s Level 3 investments during the period ended October 31, 2011.

Valuation Description	Beginning Balance at 11/01/2010 (000s)		Purchases (000s)	Sales (000s)	Accrued Discount/ (Premium) (000s)	Total Realized Gain/(Loss)[w] (000s)	Change in Unrealized Appreciation/ (Depreciation)[w] (000s)	Transfers In Level 3 (000s)	Ending Balance as of 10/31/2011[w] (000s)
Common Stocks	$—	[a]	$—	$—	$—	$—	$—	$—	$—	[a]
Preferred Stocks	—		3,849	—	—	—	42	—	3,891

	$—		$3,849	$—	$—	$—	$42	$—	$3,891

There were no significant transfers between levels during the year.

For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security.

1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

a	Rounds to less than $1,000.

w	The amounts in this category are included in the “Realized and Change in Unrealized Gain/(Loss) on Investment Transactions” section of the Statement of Operations. The net unrealized appreciation/(depreciation) as of October 31, 2011 per investment type is as below:

Valuation Description	Unrealized Gain/(Loss) as of 10/31/2011
Common Stocks	$—	[a]
Preferred Stocks	42

	$42

y	Fair valued in accordance with Harbor Funds Valuation Procedures using a pre-traded price recommended by the issuer, which is a Level 3 input.

z	Fair valued in accordance with Harbor Funds Valuation Procedures using the last traded price, which is a Level 3 input.

The accompanying notes are an integral part of the Financial Statements.

10

Harbor International Growth Fund

MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER

Marsico Capital

Management, LLC

1200 17th Street

Suite 1600

Denver, CO 80202

PORTFOLIO MANAGER

James Gendelman

Since 2004

Munish Malhotra

Since 2011

Marsico has subadvised the Fund since 2004.

INVESTMENT GOAL

Long-term growth of capital

PRINCIPAL STYLE CHARACTERISTICS

Foreign companies selected for long-term growth potential

James Gendelman

Munish Malhotra

Management’s Discussion of

Fund Performance

MARKET REVIEW

Fiscal 2011 was a highly tumultuous period for stocks around the world. International equities demonstrated considerable strength during the early months of the fiscal year. As the year progressed, however, growth expectations were dampened by macro-related developments such as political turmoil in the Middle East and North Africa, a major earthquake and tsunami in Japan, the absence of a strategic resolution to the euro zone’s debt crisis, and inflationary pressures in many emerging markets. These developments weighed heavily on consumer and business confidence and put downward pressure on share prices. A portion of the negative equity returns experienced in the middle of the fiscal year were offset during the final month. Equities rose sharply in October on signs that European monetary authorities seemed to be making progress toward a strategic bailout plan for Greece and could prevent the European sovereign debt crisis from spilling into the global financial system. International equities were also helped by encouraging economic reports out of China and India.

Developed-market international growth equities, as measured by the MSCI EAFE Growth (ND) Index, posted a return of -2.78% for the fiscal year (all returns cited are in U.S. dollar terms). Within the index, 5 of the 10 economic sectors posted positive returns. Consumer Staples, Health Care, Energy, Telecommunication Services, and Utilities all registered gains. Financials was by far the weakest-performing sector with a return of -19%. Materials, Industrials, Consumer Discretionary, and Information Technology posted more-modest declines.

PERFORMANCE

The Harbor International Growth Fund underperformed its benchmark index for the year ended October 31, 2011. The Fund returned -5.63% (Institutional Class), -5.90% (Administrative Class), and -6.04% (Investor Class), compared with the MSCI EAFE Growth (ND) Index return of -2.78%.

Several factors detracted from the Fund’s performance. Stock selection in the Energy and Consumer Discretionary sectors was weak. Brazil-headquartered oil and gas exploration company OGX Petróleo e Gás Participações posted a sharp stock price decline and was the largest individual detractor from the Fund’s returns. We continued to maintain a position in OGX due to its impressive oil and natural gas reserves off the coast of Brazil. Pacific Rubiales Energy, an oil and natural gas company with major projects in Colombia and Peru, was another material detractor from performance. Several Consumer Discretionary positions posted significant declines, including Hong Kong-based manufacturer, exporter and distributor of retail goods Li & Fung and Chinese Internet video hosting service company Youku.com. The Fund sold its position in Youku.com.

The portfolio’s Financials holdings struggled. The Fund’s investment in Citigroup, which has a growing presence in emerging markets, slid sharply. Other Financials positions having a material, negative impact included Germany-based Commerzbank and London-headquartered Barclays. Both were sold during the fiscal year. The Fund’s larger-than-index allocation to Financials hurt performance, as Financials were the worst-performing sector in the benchmark index. During the second half of the fiscal year, the Fund significantly reduced its exposure to European financial companies as concerns about euro zone financial problems intensified.

11

Harbor International Growth Fund

MANAGERS’ COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
ASML Holding NV	3.0%
Baidu Inc. ADR	2.9%
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	2.8%
OGX Petroleo e Gas Participacoes SA	2.6%
Roche Holding AG	2.6%
Canadian National Railway Co.	2.5%
Millicom International Cellular SA	2.5%
Swatch Group AG	2.5%
Julius Baer Group Ltd.	2.4%
Standard Chartered plc	2.4%

The Fund was also unfavorably positioned from a sector-weighting perspective in that it had few investments in Health Care and Consumer Staples, which were the best-performing sectors of the benchmark index.

Though active currency management is not a central facet of the Fund’s investment process, fluctuations in major world currencies can affect performance. On an overall basis, currency was an additional source of underperformance during the fiscal year. From early April through early August 2011, approximately half of the Fund’s Japanese yen-dominated holdings were hedged into U.S. dollars. The hedge was initiated as a capital preservation strategy, based on our view that the yen was significantly overvalued relative to the dollar. However, the yen continued to strengthen versus the dollar and other major currencies; the hedge, therefore, hurt performance. We unwound the hedge after the August downgrade of the U.S. government’s credit rating by Standard & Poor’s, as we felt that currencies such as the yen and the Swiss franc may continue to strengthen versus the U.S. dollar and the euro.

There were a few areas that positively affected performance. Stock selection in the Information Technology and Industrials sectors was strong. Leading technology investments included United Kingdom-based semiconductor company ARM Holdings, Chinese Internet search company Baidu, and Japanese e-commerce company DeNA. Canadian National Railway was the Fund’s leading holding in the Industrials sector.

Several individual holdings had a material, positive impact on performance. Materials holdings ThyssenKrupp and BASF posted strong returns. ThyssenKrupp was sold from the portfolio prior to the end of the fiscal year. A specific holding in the Telecommunication Services sector, Millicom International Cellular, was among the top contributors to portfolio returns.

OUTLOOK AND STRATEGY

As of October 31, 2011, the Fund’s primary economic sector allocations included Consumer Discretionary, Information Technology, Industrials, and Financials. The Fund had no exposure to the Utilities sector.

In terms of country allocations, the Fund’s most significant weightings were the United Kingdom, Japan, and Switzerland, although exposure to the United Kingdom and Japan represented underweighted exposures relative to the benchmark index. The Fund held several positions domiciled in emerging markets including China, Brazil, Taiwan, Argentina, India and Mexico. Country-level weightings generally should be considered a residual of the Fund’s stock selection process rather than a major, proactive facet of its investment strategy.

This report contains the current opinions of Marsico Capital Management, LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

12

Harbor International Growth Fund

FUND SUMMARY—October 31, 2011 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2017

Cusip	411511801

Ticker	HAIGX

Inception Date	11/01/1993

Expense Ratio	0.86%

Total Net Assets (000s)	$1,394,916

ADMINISTRATIVE CLASS

Fund #	2217

Cusip	411511637

Ticker	HRIGX

Inception Date	11/01/2002

Expense Ratio	1.11%

Total Net Assets (000s)	$1,287

INVESTOR CLASS

Fund #	2417

Cusip	411511629

Ticker	HIIGX

Inception Date	11/01/2002

Expense Ratio	1.23%

Total Net Assets (000s)	$25,291

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Number of Countries	24	25

Weighted Average Market Cap (MM)	$36,418	$46,038

Price/Earning Ratio (P/E)	18.6x	14.7x

Price/Book Ratio (P/B)	3.6x	2.3x

Beta vs. MSCI EAFE Growth (ND) Index	1.05	1.00

Portfolio Turnover Rate (Year Ended 10/31/2011)	112%	N/A

SECTOR ALLOCATION (% of investments)

(Excludes cash and short-term investments)

REGION BREAKDOWN (% of investments)

(Excludes cash and short-term investments)

13

Harbor International Growth Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 11/01/2001 through 10/31/2011

The graph compares a $50,000 investment in the Fund with the performance of the MSCI EAFE Growth (ND) Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2011
Harbor International Growth Fund
Institutional Class	-5.63%	-1.46%	3.60%	11/01/1993	$71,238
Comparative Index
MSCI EAFE Growth (ND)	-2.78%	-0.92%	5.46%	—	$85,094

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 11/01/2002 through 10/31/2011

The graph compares a $10,000 investment in the Fund with the performance of the MSCI EAFE Growth (ND) Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2011
Harbor International Growth Fund
Administrative Class	-5.90%	-1.71%	6.43%	11/01/2002	$17,517
Investor Class	-6.04%	-1.83%	6.30%	11/01/2002	$17,324
Comparative Index
MSCI EAFE Growth (ND)	-2.78%	-0.92%	7.56%	—	$19,272

As stated in the Fund’s current prospectus, the expense ratio were 0.88% (Institutional Class); 1.13% (Administrative Class); and 1.25% (Investor Class). The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower. The Fund charges a redemption fee of 2% on redemption of shares that are held for less than 60 days.

a	Annualized.

14

Harbor International Growth Fund

PORTFOLIO OF INVESTMENTS—October 31, 2011

Equity Holdings by Country (% of net assets)

(Excludes net cash and short-term investments of 3.2%)

COMMON STOCKS—96.8%

Shares		Value (000s)

AEROSPACE & DEFENSE—1.2%
1,557,148	Rolls-Royce Holdings plc (UK)*	$17,528

AUTOMOBILES—3.2%
349,739	Bayerische Motoren Werke AG (GER)	28,411
561,155	Honda Motor Co. Ltd. (JP)	16,780

		45,191

BEVERAGES—3.3%
600,813	Anheuser-Busch InBev NV (BEL)	33,319
146,426	Pernod-Ricard SA (FR)	13,625

		46,944

CAPITAL MARKETS—2.4%
915,874	Julius Baer Group Ltd. (SWS)*	34,414

CHEMICALS—3.9%
199,751	BASF SE (GER)	14,581
92,435	Novozymes AS (DEN)	13,727
563,100	Potash Corporation of Saskatchewan Inc. (CAN)	26,651

		54,959

COMMERCIAL BANKS—3.6%
440,569	ICICI Bank Ltd. ADR (IND)[1]	16,372
1,491,514	Standard Chartered plc (UK)	34,803

		51,175

DISTRIBUTORS—1.7%
12,257,000	Li & Fung Ltd. (HK)	$23,622

DIVERSIFIED CONSUMER SERVICES—0.6%
589,000	Anhanguera Educacional Participacoes SA (BR)	8,662

DIVERSIFIED FINANCIAL SERVICES—1.1%
477,277	Citigroup Inc. (US)	15,077

DIVERSIFIED TELECOMMUNICATION SERVICES—2.3%
16,196,000	China Unicom Hong Kong Ltd. (HK)	32,564

ELECTRICAL EQUIPMENT—3.5%
362,293	Schneider Electric SA (FR)	21,274
934,113	Sensata Technologies Holding NV (US)*	27,967

		49,241

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—1.0%
618,500	Hoya Corp. (JP)	13,512

FOOD & STAPLES RETAILING—1.0%
5,618,600	Wal-Mart de Mexico SAB de CV (MEX)	14,503

FOOD PRODUCTS—1.5%
371,183	Nestle SA (SWS)	21,468

HOTELS, RESTAURANTS & LEISURE—4.7%
642,556	Arcos Dorados Holdings Inc. (US)	15,036
21,130,000	Genting Singapore plc (SGP)*	28,871
169,172	Wynn Resorts Ltd. (US)	22,466

		66,373

INDUSTRIAL CONGLOMERATES—1.0%
132,684	Siemens AG (GER)	13,908

INTERNET SOFTWARE & SERVICES—5.9%
292,887	Baidu Inc. ADR (CHN)*[1]	41,057
331,200	Dena Co. Ltd. (JP)	14,295
312,033	MercadoLibre Inc. (AR)	20,345
290,119	Yandex NV (NET)*	7,984

		83,681

IT SERVICES—1.8%
434,250	Accenture plc (IE)	26,168

MACHINERY—2.0%
179,600	Fanuc Corporation (JP)	29,039

MEDIA—4.8%
2,839,670	British Sky Broadcasting Group plc (UK)	32,019
438,082	Imax Corp. (US)*	8,424
290,214	Publicis Groupe SA (FR)	14,000
1,606,623	Reed Elsevier plc (UK)	13,754

		68,197

METALS & MINING—2.1%
1,822,865	Xstrata plc (UK)	30,363

OFFICE ELECTRONICS—1.4%
448,300	Canon Inc. (JP)	20,352

OIL, GAS & CONSUMABLE FUELS—6.8%
7,447,300	CNOOC Ltd. (HK)	14,078
4,579,700	OGX Petroleo e Gas Participacoes SA (BR)*	37,879
954,006	Pacific Rubiales Energy Corp. (CAN)	22,243
1,031,148	Tullow Oil plc (UK)	23,168

		97,368

PHARMACEUTICALS—6.1%
214,881	Novo Nordisk AS (DEN)	22,813
224,272	Roche Holding AG (SWS)	36,796

15

Harbor International Growth Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)

PHARMACEUTICALS—Continued
868,377	Shire plc (UK)	$27,255

		86,864

PROFESSIONAL SERVICES—1.7%
1,880,867	Experian plc (UK)	24,434

REAL ESTATE MANAGEMENT & DEVELOPMENT—4.0%
1,724,800	BR Malls Participacoes SA (BR)	18,636
6,056,000	Hang Lung Properties Ltd. (HK)	21,939
752,000	Sumitomo Realty & Development Co. Ltd. (JP)	15,587

		56,162

ROAD & RAIL—2.5%
457,816	Canadian National Railway Co. (CAN)	35,902

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—8.3%
2,147,504	ARM Holdings plc (UK)	20,150
1,023,384	ASML Holding NV (NET)	42,930
1,643,445	Infineon Technologies Ltd. (GER)*	14,796
3,157,577	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (TW)[1]	39,849

		117,725

SOFTWARE—0.5%
114,725	Check Point Software Technologies Ltd. (IL)*	6,612

SPECIALTY RETAIL—5.0%
9,535,000	Belle International Holdings Ltd. (HK)	18,555
393,887	Hennes & Mauritz AB (SW)	13,024
277,677	Inditex SA (SP)	25,207
191,770	Yamada Denki Co. Ltd. (JP)	13,791

		70,577

TEXTILES, APPAREL & LUXURY GOODS—4.5%
333,968	Adidas AG (GER)	23,520
1,066,000	Prada SpA (IT)*	5,345
84,932	Swatch Group AG (SWS)	35,755

		64,620

TRADING COMPANIES & DISTRIBUTORS—0.9%
2,159,000	Marubeni Corporation (JP)	$12,567

WIRELESS TELECOMMUNICATION SERVICES—2.5%
323,314	Millicom International Cellular SA (LUX)	35,532

TOTAL COMMON STOCKS (Cost $1,332,589)		1,375,304

PREFERRED STOCKS—0.0%
(Cost $226)
AEROSPACE & DEFENSE—0.0%
142,402,890	Rolls-Royce Holdings plc—C Shares (UK)*	229	[y]

SHORT-TERM INVESTMENTS—3.8%
(Cost $54,507)
Principal Amount (000s)
REPURCHASE AGREEMENTS
$54,507	Repurchase Agreement with State Street Corporation dated October 31, 2011 due November 1, 2011 at 0.010% collateralized by U.S. Treasury Notes (market value $55,601)	54,507

TOTAL INVESTMENTS—100.6% (Cost $1,387,322)		1,430,040

CASH AND OTHER ASSETS, LESS LIABILITIES—(0.6)%		(8,546)

TOTAL NET ASSETS—100.0%		$1,421,494

16

Harbor International Growth Fund

PORTFOLIO OF INVESTMENTS—Continued

FAIR VALUE MEASUREMENTS

The following table summarizes the Fund’s investments as of October 31, 2011 based on the inputs used to value them.

Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Europe	$75,029	$647,042	$—	$722,071
Latin America	100,025	—	—	100,025
Middle East/Central Asia	22,984	—	—	22,984
North America	173,766	—	—	173,766
Pacific Basin	80,906	275,552	—	356,458
Preferred Stocks
Europe	—	—	229	229
Short-Term Investments
Repurchase Agreements	—	54,507	—	54,507

Total	$452,710	$977,101	$229	$1,430,040

The following is a reconciliation of the Fund’s Level 3 investments during the period ended October 31, 2011.

Valuation Description	Beginning Balance at 11/01/2010 (000s)	Purchases (000s)	Sales (000s)	Accrued Discount/ (Premium) (000s)	Total Realized Gain/(Loss)[w] (000s)	Change in Unrealized Appreciation/ (Depreciation)[w] (000s)	Transfers In Level 3 (000s)	Ending Balance as of 10/31/2011[w] (000s)
Preferred Stocks	$198	$226	$(193)	$—	$(2)	$—	$—	$229

There were no significant transfers between levels during the year.

For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security.

1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

w	The amounts in this category are included in the “Realized and Change in Unrealized Gain/(Loss) on Investment Transactions” section of the Statement of Operations. The net unrealized appreciation/(depreciation) as of October 31, 2011 per investment type is as below:

Valuation Description	Unrealized Gain/(Loss) as of 10/31/2011
Preferred Stocks	$3

y	Fair valued in accordance with Harbor Funds Valuation Procedures using a pre-traded price recommended by the issuer, which is a Level 3 input.

The accompanying notes are an integral part of the Financial Statements.

17

Harbor Global Value Fund

MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER

Pzena Investment

Management, LLC

120 West 45th Street

20th Floor

New York, NY 10036

PORTFOLIO MANAGERS

Caroline Cai

Since 2009

John Goetz

Since 2006

Michael Peterson

Since 2006

Pzena Investment Management has subadvised the Fund since its inception in 2006.

INVESTMENT GOAL

Long-term growth of capital

PRINCIPAL STYLE CHARACTERISTICS

Companies throughout the world exhibiting strong value characteristics on a relative basis

Caroline Cai

John Goetz

Michael Peterson

Management’s Discussion of Fund Performance

MARKET REVIEW

Macroeconomic forces created extreme volatility in global equity markets during fiscal 2011. Investor sentiment swung from cautious optimism for a steady global recovery to extreme fear, as uncertainties rose about the adequacy of euro zone governments’ resources and political willingness to act decisively to address sovereign debt and bank capitalization issues. This anxiety was compounded by investor concerns around a slowing global economy.

For the first six months of the fiscal year, the MSCI World (ND) Index rose 14.75%, then declined -19.63% in the ensuing five months as euro zone fears intensified, and rebounded by 10.34% in October as hope emerged that a comprehensive rescue package had been agreed. This resulted in the index being up 1.76% for the fiscal year. Energy and sectors considered less sensitive to an economic slowdown led index returns, with Energy up 13%, Consumer Staples up 9% and Health Care rising 8%. The weakest returns were generated in the Financial Services sector, down 9%, reacting mainly to events in Europe; Utilities, down 3%, following the tsunami and nuclear crisis in Japan; and Materials, down 3%, on fears of a global economic slowdown.

From a regional perspective, the U.S. posted positive returns and led the major markets, returning 8%, as solid corporate earnings and continued monetary easing overshadowed the summer’s debt ceiling debates and an unemployment rate that still hovers around 9%. The U.K. posted a positive return of 2%, providing a rare safe haven in Europe. Most other European markets were off by double digits, including Italy down 20%, Spain down 15% and France down 11%, with Germany off -7%. Japan declined 2%, mainly related to the effects of the March earthquake and tsunami.

PERFORMANCE

The Harbor Global Value Fund returned -7.67% (Institutional Class), -7.88% (Administrative Class), and -7.86% (Investor Class), for the year ended October 31, 2011, compared to the MSCI World (ND) Index return of 1.76%. Virtually all of the fund’s underperformance occurred during July, August, and September, when euro zone fears reached their extreme and investors fled to safety, driving down Financial Services and economically sensitive sectors. The Fund’s holdings in Financial Services, Information Technology, and Industrials were the largest detractors from performance, while stock selection in the Consumer Discretionary, Energy, and Health Care sectors were the largest contributors to performance.

Hewlett-Packard, the world’s largest information technology company, was the largest individual detractor from performance, declining 36%. Although investors drove down the value of HP shares in reaction to a $10 billion acquisition and questions about strategic direction and leadership, we continue to see a company with leading global business franchises, a solid balance sheet, and compelling valuation. We topped up our position in HP on weakness, and it continues to be one of the largest holdings of the Fund.

The Fund’s Financials sector investments were the largest detractor from Fund performance, down 20%. Financials continue to be the cheapest sector in our global universe, and we have taken a number of steps to exploit the valuation opportunity while limiting the impact of extreme outcomes. This includes holding a diverse set of exposures across industry sub-groups (e.g., insurance, banking, wealth management, processing) and

18

Harbor Global Value Fund

MANAGERS’ COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
Hewlett-Packard Co.	4.6%
Royal Dutch Shell plc	3.6%
BAE Systems plc	3.5%
Akzo Nobel NV	3.2%
Northrop Grumman Corporation	3.2%
Staples Inc.	3.1%
Travis Perkins plc	3.1%
BP plc	3.0%
Shin-Etsu Chemical Co. Ltd.	3.0%
Gazprom OAO ADR	2.8%

geographies, with minimal exposure to euro zone banks and no direct holdings in financial institutions in peripheral Europe.

Volkswagen, J.C. Penney, Aegis Group, Omnicom, and Staples were top contributors out of the Fund’s Consumer Discretionary sector investments, which overall gained 12%. With respect to the Fund’s Energy sector investments, which gained 19%, Exxon Mobil, Royal Dutch Shell, and BP were leading contributors, as integrated energy producers outperformed energy services and smaller exploration and production companies. Abbott Labs, Aetna, and Zimmer Holdings were important contributors in terms of the Fund’s Health Care sector investments, which were up 32%.

In terms of country exposures, being underweight in the U.S. and overweight Europe detracted from performance. However, Europe currently provides some of the most compelling valuations in our global universe. Sector and country weights are a function of our bottom-up research process.

OUTLOOK AND STRATEGY

From the start of the recovery in 2009 through mid 2011, we experienced a traditional value up-cycle, with spreads narrowing and value-based strategies outperforming. The events of the past summer constituted a dramatic reversal, leading to wider spreads and even better opportunities as uncertainty grew around economic growth, recession, and potential contagion from European sovereign debt.

Though it is uncertain as to whether there will be a global economic slowdown, we believe there are significant differences from the global recession of 2008-2009, namely:

•	The 2008-2009 recession started after the economy peaked in 2007. So far this cycle, we have had only a partial recovery, with some industry valuations still at deeply depressed levels;

•	Corporations have, by and large, de-levered their balance sheets during the last few years, significantly mitigating bankruptcy risk;

•	Companies have cut costs and positioned themselves for an extended period of anemic growth, demonstrating their ability to generate normalized levels of profits in a challenging environment.

In spite of these differences, equity markets are clearly discounting something of a replay, with valuations recently approaching those experienced during the 2008-2009 market meltdown. As a result, we are finding high-quality companies with high returns on capital, strong balance sheets, and abundant free cash flow trading at deeply depressed valuations. After the outsized moves of the summer, stocks in perceived defensive sectors (e.g., Health Care and Consumer Staples) trade at close-to-record valuation spreads in comparison with more cyclical sectors. Accordingly, we have increased cyclical exposure in our portfolio, seeking to profit as companies inevitably adjust to external conditions and as conditions eventually improve and extreme fear abates. In terms of regions, the U.K. is our largest overweight, at 20% of the portfolio versus 10% in the benchmark. While the risk of recession is undoubtedly higher in this region than elsewhere, it is critical to remember that equity prices already reflect this fact, even for the many companies in our portfolio with global (rather than regional) footprints.

Investor reaction to near-term events can have an extreme impact on equity valuations, as we experienced during the last 12 months. We believe that the portfolio, with many high-quality business franchises and solid balance sheets, presents significant opportunity.

This report contains the current opinions of Pzena Investment Management, LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

19

Harbor Global Value Fund

FUND SUMMARY—October 31, 2011 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2027

Cusip	411511447

Ticker	HAGVX

Inception Date	08/07/2006

Net Expense Ratio	1.00%[a]

Total Net Assets (000s)	$29,566

ADMINISTRATIVE CLASS

Fund #	2227

Cusip	411511454

Ticker	HRGVX

Inception Date	08/07/2006

Net Expense Ratio	1.25%[a]

Total Net Assets (000s)	$415

INVESTOR CLASS

Fund #	2427

Cusip	411511462

Ticker	HIGVX

Inception Date	08/07/2006

Net Expense Ratio	1.37%[a]

Total Net Assets (000s)	$930

a	Reflective of a contractual expense cap effective through February 29, 2012.

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Number of Countries	11	28

Weighted Average Market Cap (MM)	$52,117	$69,106

Price/Earning Ratio (P/E)	11.2x	14.1x

Price/Book Ratio (P/B)	1.2x	2.2x

Beta vs. MSCI World (ND) Index	1.38	1.00

Portfolio Turnover Rate (Year Ended 10/31/2011)	44%	N/A

SECTOR ALLOCATION (% of investments)

(Excludes cash and short-term investments)

REGION BREAKDOWN (% of investments)

(Excludes cash and short-term investments)

20

Harbor Global Value Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 08/07/2006 through 10/31/2011

The graph compares a $50,000 investment in the Fund with the performance of the MSCI World (ND) Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2011
Harbor Global Value Fund
Institutional Class	-7.67%	-8.34%	-6.57%	08/07/2006	$35,026
Comparative Index
MSCI World (ND)	1.76%	-1.00%	0.32%	—	$50,835

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 08/07/2006 through 10/31/2011

The graph compares a $10,000 investment in the Fund with the performance of the MSCI World (ND) Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2011
Harbor Global Value Fund
Administrative Class	-7.88%	-8.57%	-6.80%	08/07/2006	$6,918
Investor Class	-7.86%	-8.68%	-6.91%	08/07/2006	$6,872
Comparative Index
MSCI World (ND)	1.76%	-1.00%	0.32%	—	$10,167

As stated in the Fund’s current prospectus, the expense ratios were 1.00% (Net) and 1.16% (Gross) (Institutional Class); 1.25% (Net) and 1.41% (Gross) (Administrative Class); and 1.37% (Net) and 1.53% (Gross) (Investor Class). The net expense ratios are contractually capped until 02/29/2012. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower. The Fund charges a redemption fee of 2% on redemption of shares that are held for less than 60 days.

a	Annualized.

21

Harbor Global Value Fund

PORTFOLIO OF INVESTMENTS—October 31, 2011

Equity Holdings by Country (% of net assets)

(Excludes net cash and short-term investments of -0.8%)

COMMON STOCKS—100.8%

Shares		Value (000s)

AEROSPACE & DEFENSE—8.5%
244,625	BAE Systems plc (UK)	$1,085
19,275	European Aeronautic Defense and Space Co. NV (FR)	568
16,900	Northrop Grumman Corporation (US)	976

		2,629

AUTOMOBILES—1.7%
3,399	Volkswagen AG (GER)	532

CAPITAL MARKETS—5.3%
15,750	Credit Suisse Group AG (SWS)*	454
13,125	State Street Corporation (US)	530
51,690	UBS AG (SWS)*	654

		1,638

CHEMICALS—8.3%
19,000	Akzo Nobel NV (NET)	999
7,550	PPG Industries Inc. (US)	653
17,900	Shin-Etsu Chemical Co. Ltd. (JP)	919

		2,571

COMMERCIAL BANKS—6.2%
175,125	Barclays plc (UK)	543
49,768	Credit Agricole SA (FR)	385
1,410,627	Royal Bank of Scotland Group plc (UK)*	545
15,500	Sumitomo Mitsui Financial Group Inc. (JP)	433

		1,906

COMPUTERS & PERIPHERALS—4.6%
53,925	Hewlett-Packard Co. (US)	1,435

DIVERSIFIED FINANCIAL SERVICES—6.9%
60,350	Bank of America Corporation (US)	412
20,537	Citigroup Inc. (US)	649
10,865	Deutsche Boerse AG (GER)*	599
54,364	ING Groep NV (NET)*	468

		2,128

ELECTRIC UTILITIES—2.7%
174,470	Enel SpA (IT)	823

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—4.4%
168,300	Hon Hai Precision Industry Co. Ltd. (TW)	$461
32,276	Hon Hai Precision Industry Co. Ltd. GDR (TW)[1]	181
19,900	TE Connectivity Ltd. (SWS)	707

		1,349

HEALTH CARE PROVIDERS & SERVICES—0.6%
4,875	Aetna Inc. (US)	194

INDUSTRIAL CONGLOMERATES—2.5%
36,932	Koninklijke Philips Electronics NV (NET)	769

INSURANCE—8.3%
102,024	Aegon NV (NET)*	486
23,375	Allstate Corporation (US)	616
18,500	American International Group Inc. (US)*	457
19,800	MS&AD Insurance Group Holdings Inc. (JP)	388
9,100	Renaissance Holdings Ltd. (BM)	620

		2,567

IT SERVICES—2.4%
19,375	Cap Gemini SA (FR)	741

MEDIA—4.5%
260,750	Aegis Group plc (UK)	573
18,825	Omnicom Group Inc. (US)	837

		1,410

MULTILINE RETAIL—2.4%
23,200	J.C. Penney Company Inc. (US)	744

OFFICE ELECTRONICS—1.4%
9,600	Canon Inc. (JP)	436

OIL, GAS & CONSUMABLE FUELS—13.6%
123,887	BP plc (UK)	912
31,175	ENI SpA (IT)	689
8,075	Exxon Mobil Corporation (US)	630
74,550	Gazprom OAO ADR (RUS)[2]	864
30,955	Royal Dutch Shell plc (NET)	1,098

		4,193

PERSONAL PRODUCTS—1.6%
27,163	Avon Products Inc. (US)	496

PHARMACEUTICALS—2.7%
11,850	Abbott Laboratories (US)	638
2,950	Johnson & Johnson (US)	190

		828

SOFTWARE—4.0%
28,950	CA Inc. (US)	627
22,600	Microsoft Corporation (US)	602

		1,229

SPECIALTY RETAIL—3.1%
63,350	Staples Inc. (US)	948

TRADING COMPANIES & DISTRIBUTORS—3.1%
70,725	Travis Perkins plc (UK)	975

WIRELESS TELECOMMUNICATION SERVICES—2.0%
228,550	Vodafone Group plc (UK)	635

TOTAL COMMON STOCKS (Cost $31,187)		31,176

22

Harbor Global Value Fund

PORTFOLIO OF INVESTMENTS—Continued

SHORT-TERM INVESTMENTS—0.8%
(Cost $243)
Principal Amount (000s)		Value (000s)

REPURCHASE AGREEMENTS
$243	Repurchase Agreement with State Street Corporation dated October 31, 2011 due November 1, 2011 at 0.010% collateralized by U.S. Treasury Notes (market value $251)	$243

TOTAL INVESTMENTS—101.6% (Cost $31,430)		31,419

CASH AND OTHER ASSETS, LESS LIABILITIES—(1.6)%		(508)

TOTAL NET ASSETS—100.0%		$30,911

FAIR VALUE MEASUREMENTS

The following table summarizes the Fund’s investments as of October 31, 2011 based on the inputs used to value them.

Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Europe	$1,327	$15,397	$—	$16,724
North America	11,634	—	—	11,634
Pacific Basin	—	2,818	—	2,818
Short-Term Investments
Repurchase Agreements	—	243	—	243

Total	$12,961	$18,458	$—	$31,419

There were no Level 3 holdings at October 31, 2010 or October 31, 2011 and no significant transfers between levels during the year.

For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security.

1	GDR after the name of a holding stands for Global Depositary Receipts representing ownership of foreign securities. GDRs are issued by either U.S. or non-U.S. banking organizations.

2	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

The accompanying notes are an integral part of the Financial Statements.

23

Harbor Global Growth Fund

MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER

Marsico Capital

Management, LLC

1200 17th Street

Suite 1600

Denver, CO 80202

PORTFOLIO MANAGERS

Thomas F. Marsico

Since 2009

James Gendelman

Since 2009

Marsico has subadvised the Fund since its inception in 2009.

INVESTMENT GOAL

Long-term growth of capital

PRINCIPAL STYLE CHARACTERISTICS

Companies throughout the world selected for long-term growth potential

Thomas F. Marsico

James Gendelman

Management’s Discussion of

Fund Performance

MARKET REVIEW

The fiscal year ended October 31, 2011, was a highly tumultuous period for stocks around the world. International and U.S. equities demonstrated considerable strength during the early months of the fiscal year. However, a variety of macro-related developments dampened growth expectations as the year progressed. These included political turmoil in the Middle East and North Africa, a major earthquake and tsunami in Japan, the European debt crisis, inflationary pressures in many emerging markets, controversy surrounding the U.S. debt ceiling debate, a downgrade of the U.S. government’s credit rating by Standard & Poor’s, and increasing uncertainty about government policy. These developments weighed heavily on consumer and business confidence and put downward pressure on equity prices. A significant portion of the decline experienced in the middle of the fiscal year were offset in October, as equities rose sharply on signs that European monetary authorities seemed to be making progress in devising a strategic bail-out plan for Greece and could prevent the European sovereign debt crisis from spilling into the global financial system. Stocks also were helped by positive economic reports out of China and India, particularly with regard to continued strong GDP growth and easing inflationary pressures, while the U.S. economy seemed to be moving away from recessionary territory.

Global equity markets, as measured by the MSCI AC World Index, posted a fiscal year return of 0.43% (all returns cited are in U.S. dollar terms). Six of the 10 MSCI AC World Index economic sectors registered positive returns. Energy was the strongest-performing sector of the index and was up more than 10%. The Consumer Staples, Health Care, Information Technology, Consumer Discretionary, and Telecommunication Services sectors also posted gains. Financials was the weakest-performing sector with a return of -10%. Materials and Utilities slipped 4%, while Industrials declined 1%.

PERFORMANCE

The Harbor Global Growth Fund underperformed its benchmark index for the fiscal year. The Fund returned -2.02% (Institutional Class), -2.32% (Administrative Class), and -2.36% (Investor Class) for the year ended October 31, 2011, compared with the MSCI AC World Index return of 0.43%.

The Fund’s underperformance was largely attributable to stock selection and positioning in the Energy sector. Energy was the strongest-performing sector of the benchmark index; this hurt relative performance, as the portfolio’s allocation to the Energy was roughly half that of the benchmark. Moreover, the Fund’s holdings within the sector did not perform well. Brazilian oil and gas exploration and production company OGX Petróleo e Gás Participações slid 49%. Baker Hughes, an oil field services provider, and Ultra Petroleum, an oil and natural gas exploration and production company, also experienced significant share price declines. All three positions were sold from the Fund. Underweighted positions in Consumer Staples and Health Care, two of the strongest-performing sectors of the benchmark index, also hurt Fund performance.

Results in the Financials sector were mixed. A few of the Fund’s positions posted solid gains, including Wells Fargo and Brazil real estate company BR Malls Participacoes. Wells Fargo was sold from the Fund prior to the end of the fiscal year. However,

24

Harbor Global Growth Fund

MANAGERS’ COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
Compagnie Financiere Richemont SA	5.1%
Apple Inc.	4.9%
Inditex SA	4.7%
Bayerische Motoren Werke AG	4.4%
Intuitive Surgical Inc.	4.4%
Wynn Macau Ltd.	4.1%
Julius Baer Group Ltd.	3.3%
Novozymes AS	3.3%
PNC Financial Services Group Inc.	3.1%
Sensata Technologies Holding NV	3.1%

performance was penalized by an overweighted allocation to Financials during the early portion of the fiscal year, as the sector proved to be a weak-performing area of the market. Several Financials holdings struggled, including Citigroup, BB&T, and Jefferies Group. BB&T and Jefferies Group were among a number of Financials positions sold from the portfolio during the fiscal year. The Fund’s reduced Financials holdings represent a change in our outlook for a number of the largest financial services institutions. From our perspective, the regulatory environment for this group has become considerably more complex. Ultimately, we think there could be a number of new or additional regulatory restrictions that could impact future profitability for some companies.

Consumer Discretionary positions produced mixed results. The Fund benefited from an overweighted allocation to the strong-performing Consumer Discretionary sector. Certain holdings within the sector performed well, including apparel company Lululemon Athletica, fashion distributor Industria de Diseño Textil, and luxury goods company Compagnie Financiere Richemont SA. However some holdings in the sector had a material, negative impact on performance. General Motors slid 35% before it was sold. Chinese Internet video hosting service company Youku.com and media company Walt Disney posted significant stock price declines prior to being sold from the Fund.

On the plus side, the Fund benefited from stock selection in the Health Care and Information Technology sectors. Health care surgical systems manufacturer Intuitive Surgical soared +65%. Information Technology positions were led by Apple, maker of the iPhone and iPad.

Stock selection and an underweighted allocation to the weak-performing Materials sector also aided performance. Agricultural products company Monsanto posted a double-digit return prior to being sold from the Fund. Novozymes, a Denmark-headquartered enzymes company whose products are used for bio-energy, agricultural, and other applications also experienced solid stock price appreciation.

Stock selection in the Industrials sector was strong. Netherlands-based global industrial technology company Sensata Technologies and U.S.-headquartered aerospace components provider Precision Castparts each performed well.

OUTLOOK AND STRATEGY

As of October 31, 2011, the Fund’s primary economic sector allocations included the Consumer Discretionary, Information Technology, and Financials sectors. The Fund had no investments in the Utilities sector and sold its sole Telecommunication Services position during the fiscal year.

The Fund’s most significant country allocations were the U.S., Switzerland, Hong Kong, and Spain. The Fund held several positions domiciled in emerging markets, including China, Brazil and Argentina.

This report contains the current opinions of Marsico Capital Management, LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

25

Harbor Global Growth Fund

FUND SUMMARY—October 31, 2011 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2030

Cusip	411512874

Ticker	HGGAX

Inception Date	03/01/2009

Net Expense Ratio	1.00%[a]

Total Net Assets (000s)	$13,772

ADMINISTRATIVE CLASS

Fund #	2230

Cusip	411512866

Ticker	HRGAX

Inception Date	03/01/2009

Net Expense Ratio	1.25%[a]

Total Net Assets (000s)	$285

INVESTOR CLASS

Fund #	2430

Cusip	411512858

Ticker	HGGIX

Inception Date	03/01/2009

Net Expense Ratio	1.37%[a]

Total Net Assets (000s)	$1,294

a	Reflective of a contractual expense cap effective through February 29, 2012.

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Number of Countries	12	47

Weighted Average Market Cap (MM)	$52,884	$65,759

Price/Earning Ratio (P/E)	21.6x	13.9x

Price/Book Ratio (P/B)	4.4x	2.2x

Beta vs. MSCI AC World Index	1.13	1.00

Portfolio Turnover Rate (Year Ended 10/31/2011)	107%	N/A

SECTOR ALLOCATION (% of investments)

(Excludes cash and short-term investments)

REGION BREAKDOWN (% of investments)

(Excludes cash and short-term investments)

26

Harbor Global Growth Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 03/01/2009 through 10/31/2011

The graph compares a $50,000 investment in the Fund with the performance of the MSCI AC World Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2011
Harbor Global Growth Fund
Institutional Class	-2.02%	N/A	27.57%	03/01/2009	$95,817
Comparative Index
MSCI AC World	0.43%	N/A	23.56%	—	$87,976

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 03/01/2009 through 10/31/2011

The graph compares a $10,000 investment in the Fund with the performance of the MSCI AC World Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2011
Harbor Global Growth Fund
Administrative Class	-2.32%	N/A	27.23%	03/01/2009	$19,029
Investor Class	-2.36%	N/A	27.10%	03/01/2009	$18,976
Comparative Index
MSCI AC World	0.43%	N/A	23.56%	—	$17,595

As stated in the Fund’s current prospectus, the expense ratios were 1.00% (Net) and 2.26% (Gross) (Institutional Class); 1.25% (Net) and 2.52% (Gross) (Administrative Class); and 1.37% (Net) and 2.64% (Gross) (Investor Class). The net expense ratios are contractually capped until 02/29/2012. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower. The Fund charges a redemption fee of 2% on redemption of shares that are held for less than 60 days.

a	Annualized.

27

Harbor Global Growth Fund

PORTFOLIO OF INVESTMENTS—October 31, 2011

Equity Holdings by Country (% of net assets)

(Excludes net cash and short-term investments of 8.5%)

COMMON STOCKS—91.5%

Shares		Value (000s)

AEROSPACE & DEFENSE—2.7%
2,543	Precision Castparts Corp. (US)	$415

AUTOMOBILES—5.1%
8,274	Bayerische Motoren Werke AG (GER)	672
3,844	Tesla Motors Inc. (US)*	113

		785

CAPITAL MARKETS—3.3%
13,595	Julius Baer Group Ltd. (SWS)*	511

CHEMICALS—4.8%
8,356	Dow Chemical Co. (US)	233
3,438	Novozymes AS (DEN)	511

		744

COMMERCIAL BANKS—5.1%
8,775	PNC Financial Services Group Inc. (US)	471
13,373	Standard Chartered plc (UK)	312

		783

COMPUTERS & PERIPHERALS—4.9%
1,844	Apple Inc. (US)*	746

DISTRIBUTORS—0.7%
60,000	Li & Fung Ltd. (HK)	116

DIVERSIFIED FINANCIAL SERVICES—1.4%
7,049	Citigroup Inc. (US)	223

ELECTRICAL EQUIPMENT—3.1%
15,791	Sensata Technologies Holding NV (US)*	473

ENERGY EQUIPMENT & SERVICES—1.5%
6,159	Halliburton Co. (US)	230

FOOD & STAPLES RETAILING—0.7%
1,373	Pricesmart Inc. (US)	104

FOOD PRODUCTS—4.3%
3,968	Mead Johnson Nutrition Company (US)	285
6,470	Nestle SA (SWS)	374

		659

HEALTH CARE EQUIPMENT & SUPPLIES—4.4%
1,557	Intuitive Surgical Inc. (US)*	677

HOTELS, RESTAURANTS & LEISURE—10.4%
493	Chipotle Mexican Grill Inc. (US)*	$166
10,743	Starbucks Corp. (US)	455
6,815	Starwood Hotels & Resorts Worldwide Inc. (US)	341
227,117	Wynn Macau Ltd. (HK)*	636

		1,598

INTERNET & CATALOG RETAIL—4.7%
1,829	Amazon.com Inc. (US)*	390
2,787	HomeAway Inc. (US)*	92
476	Priceline.com Inc. (US)*	242

		724

INTERNET SOFTWARE & SERVICES—6.7%
2,319	Baidu Inc. ADR (CHN)[1]*	325
7,942	Bankrate Inc. (US)*	155
253	Google Inc. (US)*	150
5,066	MercadoLibre Inc. (AR)	330
1,461	Opentable Inc. (US)*	64

		1,024

IT SERVICES—3.0%
7,663	Accenture plc (IE)	462

MACHINERY—1.5%
2,286	Cummins Inc. (US)	227

MULTILINE RETAIL—2.9%
11,068	Dollar General Corporation (US)*	439

OIL, GAS & CONSUMABLE FUELS—2.7%
4,507	Occidental Petroleum Corporation (US)	419

REAL ESTATE MANAGEMENT & DEVELOPMENT—1.9%
26,900	BR Malls Participacoes SA (BR)	291

SOFTWARE—2.0%
6,704	Informatica Corp. (US)*	305

SPECIALTY RETAIL—4.7%
7,936	Inditex SA (SP)	720

TEXTILES, APPAREL & LUXURY GOODS—9.0%
13,795	Compagnie Financiere Richemont SA (SWS)	786
4,152	Lululemon Athletica Inc. (US)*	234
72,400	Prada SpA (IT)*	363

		1,383

TOTAL COMMON STOCKS (Cost $12,361)		14,058

SHORT-TERM INVESTMENTS—9.4%
(Cost $1,439)
Principal Amount (000s)

REPURCHASE AGREEMENTS
$1,439	Repurchase Agreement with State Street Corporation dated October 31, 2011 due November 1, 2011 at 0.010% collateralized by U.S. Treasury Notes (market value $1,473)	1,439

TOTAL INVESTMENTS—100.9% (Cost $13,800)		15,497

CASH AND OTHER ASSETS, LESS LIABILITIES—(0.9)%		(146)

TOTAL NET ASSETS—100.0%		$15,351

28

Harbor Global Growth Fund

PORTFOLIO OF INVESTMENTS—Continued

FAIR VALUE MEASUREMENTS

The following table summarizes the Fund’s investments as of October 31, 2011 based on the inputs used to value them.

Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Europe	$825	$3,886	$—	$4,711
Middle East/Central Asia	621	—	—	621
North America	7,649	—	—	7,649
Pacific Basin	325	752	—	1,077
Short-Term Investments
Repurchase Agreements	—	1,439	—	1,439

Total	$9,420	$6,077	$—	$15,497

There were no Level 3 holdings at October 31, 2010 or October 31, 2011 and no significant transfers between levels during the year.

For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security.

1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

The accompanying notes are an integral part of the Financial Statements.

29

Harbor International & Global Funds

STATEMENT OF ASSETS AND LIABILITIES—October 31, 2011

(All amounts in thousands, except per share amounts)

	Harbor International Fund	Harbor International Growth Fund	Harbor Global Value Fund	Harbor Global Growth Fund
ASSETS
Investments, at identified cost*	$23,628,516	$1,387,322	$31,430	$13,800
Investments, at value	$31,045,899	$1,375,533	$31,176	$14,058
Repurchase agreements	—	54,507	243	1,439
Cash	15	—	44	57
Foreign currency, at value (cost: $13,996, $235, $19, $5)	13,789	239	18	5
Receivables for:
Investments sold	—	12,816	—	39
Capital shares sold	38,009	1,311	6	3
Dividends	23,748	2,116	157	8
Interest	6	—	—	—
Unrealized appreciation on open forward currency contracts	69,360	—	—	—
Withholding tax	29,633	891	7	7
Prepaid registration fees	—	14	1	—
Other assets	400	20	—	—
Total Assets	31,220,859	1,447,447	31,652	15,616
LIABILITIES
Payables for:
Investments purchased	3,891	23,583	—	241
Foreign currency spot contracts	—	72	—	—
Capital shares reacquired	33,679	1,027	720	10
Accrued expenses:
Management fees	17,471	871	20	11
12b-1 fees	1,147	5	—	—
Transfer agent fees	1,709	65	1	1
Trustees’ fees and expenses	207	11	—	—
Other	4,326	319	—	2
Total Liabilities	62,430	25,953	741	265
NET ASSETS	$31,158,429	$1,421,494	$30,911	$15,351
Net Assets Consist of:
Paid-in capital	$27,034,378	$1,621,722	$77,362	$14,327
Undistributed/(accumulated) net investment income/(loss)	526,032	(1,996)	700	(1)
Accumulated net realized gain/(loss)	(3,888,547)	(240,937)	(47,140)	(671)
Unrealized appreciation/(depreciation) of investments and translation of assets and liabilities in foreign currencies	7,486,566	42,705	(11)	1,696
	$31,158,429	$1,421,494	$30,911	$15,351
NET ASSETS VALUE PER SHARE BY CLASS
Institutional Class
Net assets	$25,562,291	$1,394,916	$29,566	$13,772
Shares of beneficial interest [2]	454,932	125,674	4,799	867
Net asset value per share[1]	$56.19	$11.10	$6.16	$15.88
Administrative Class
Net assets	$2,071,762	$1,287	$415	$285
Shares of beneficial interest [2]	37,185	116	67	18
Net asset value per share[1]	$55.72	$11.06	$6.17	$15.83
Investor Class
Net assets	$3,524,376	$25,291	$930	$1,294
Shares of beneficial interest [2]	63,490	2,289	151	82
Net asset value per share[1]	$55.51	$11.05	$6.16	$15.80

*	Including repurchase agreements and short-term investments.

1	Per share amounts can be recalculated to the amounts disclosed herein when total net assets and shares of beneficial interest are not rounded to thousands.

2	Par value $0.01 (unlimited authorizations).

The accompanying notes are an integral part of the Financial Statements.

30

Harbor International & Global Funds

STATEMENT OF OPERATIONS—Year Ended October 31, 2011

(All amounts in thousands)

	Harbor International Fund	Harbor International Growth Fund	Harbor Global Value Fund	Harbor Global Growth Fund
Investment Income
Dividends	$1,036,220	$29,977	$1,370	$158
Interest	1,313	8	—	—
Foreign taxes withheld	(97,739)	(2,901)	(63)	(9)
Total Investment Income	939,794	27,084	1,307	149
Operating Expenses
Management fees	227,308	13,906	449	128
12b-1 fees:
Administrative Class	5,305	4	1	1
Investor Class	9,438	125	3	3
Shareholder communications	2,153	290	3	2
Custodian fees	7,809	550	79	61
Transfer agent fees:
Institutional Class	18,092	1,202	35	9
Administrative Class	1,417	1	—	—
Investor Class	7,037	96	2	2
Professional fees	724	40	1	—
Trustees’ fees and expenses	662	37	1	—
Registration fees	647	114	46	47
Miscellaneous	285	24	7	6
Total expenses	280,877	16,389	627	259
Management fees waived	(1,825)	—	—	—
Transfer agent fees waived	(5,885)	(340)	(10)	(3)
Other expenses reimbursed	—	—	(83)	(100)
Custodial expense reductions	(3)	(1)	—	—
Net expenses	273,164	16,048	534	156
Net Investment Income/(Loss)	666,630	11,036	773	(7)
Realized and Unrealized Gain/(Loss) on Investment Transactions
Net realized gain/(loss) on:
Investments	313,833	129,037	(1,244)	(625)
Foreign currency transactions	(3,350)	(14,310)	(25)	(3)
Change in net unrealized appreciation/(depreciation) on:
Investments	(2,318,009)	(255,296)	(3,557)	(335)
Translations of assets and liabilities in foreign currencies	(3,689)	(345)	(2)	(1)
Net gain/(loss) on investment transactions	(2,011,215)	(140,914)	(4,828)	(964)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(1,344,585)	$(129,878)	$(4,055)	$(971)

The accompanying notes are an integral part of the Financial Statements.

31

Harbor International & Global Funds

STATEMENT OF CHANGES IN NET ASSETS

(All amounts in thousands)

	Harbor International Fund		Harbor International Growth Fund
	November 1, 2010 through October 31, 2011	November 1, 2009 through October 31, 2010	November 1, 2010 through October 31, 2011	November 1, 2009 through October 31, 2010
INCREASE/(DECREASE) IN NET ASSETS
Operations:
Net investment income/(loss)	$666,630	$411,017	$11,036	$14,574
Net realized gain/(loss) on investments	310,483	(484,308)	114,727	117,059
Net unrealized appreciation/(depreciation) of investments	(2,321,698)	4,201,658	(255,641)	104,273
Net increase/(decrease) in assets resulting from operations	(1,344,585)	4,128,367	(129,878)	235,906
Distributions to Shareholders
Net investment income:
Institutional Class	(382,300)	(278,525)	(33,427)	(12,657)
Administrative Class	(24,969)	(16,513)	(26)	(12)
Investor Class	(40,882)	(31,946)	(1,111)	(452)
Net realized gain on investments:
Institutional Class	—	—	—	—
Administrative Class	—	—	—	—
Investor Class	—	—	—	—
Total distributions to shareholders	(448,151)	(326,984)	(34,564)	(13,121)
Net Increase/(Decrease) Derived from Capital Share Transactions	1,714,329	2,947,479	(259,875)	345,100
Net increase/(decrease) in net assets	(78,407)	6,748,862	(424,317)	567,885
Net Assets
Beginning of period	31,236,836	24,487,974	1,845,811	1,277,926
End of period*	$31,158,429	$31,236,836	$1,421,494	$1,845,811
* Includes undistributed/(accumulated) net investment income/(loss) of :	$526,032	$310,903	$(1,996)	$11,971

The accompanying notes are an integral part of the Financial Statements.

32

Harbor Global Value Fund		Harbor Global Growth Fund
November 1, 2010 through October 31, 2011	November 1, 2009 through October 31, 2010	November 1, 2010 through October 31, 2011	March 1, 2009[a] through October 31, 2010

$773	$563	$(7)	$(7)
(1,269)	(5,312)	(628)	1,125
(3,559)	10,869	(336)	779
(4,055)	6,120	(971)	1,897

(566)	(492)	(92)	(35)
(4)	(3)	(2)	(1)
(7)	(5)	(4)	(1)

—	—	(1,046)	(476)
—	—	(29)	(18)
—	—	(63)	(35)
(577)	(500)	(1,236)	(566)
(20,768)	(4,690)	7,096	2,285
(25,400)	930	4,889	3,616

56,311	55,381	10,462	6,846
$30,911	$56,311	$15,351	$10,462
$700	$529	$(1)	$(32)

33

a	Commencement of operations.

Harbor International & Global Funds

STATEMENT OF CHANGES IN NET ASSETS—CAPITAL STOCK ACTIVITY

(All amounts in thousands)

	Harbor International Fund		Harbor International Growth Fund
	November 1, 2010 through October 31, 2011	November 1, 2009 through October 31, 2010	November 1, 2010 through October 31, 2011	November 1, 2009 through October 31, 2010
INCREASE/(DECREASE) IN NET ASSETS
Institutional Class
Net proceeds from sale of shares	$6,403,725	$6,448,405	$526,770	$679,488
Net proceeds from redemption fees	1,440	1,342	43	35
Reinvested distributions	309,528	228,958	30,153	11,217
Cost of shares reacquired	(5,481,782)	(4,200,279)	(771,710)	(347,988)
Net increase/(decrease) in net assets	$1,232,911	$2,478,426	$(214,744)	$342,752
Administrative Class
Net proceeds from sale of shares	$696,688	$1,170,848	$261	$408
Net proceeds from redemption fees	113	93	—	—
Reinvested distributions	23,816	16,227	21	9
Cost of shares reacquired	(386,841)	(965,197)	(589)	(660)
Net increase/(decrease) in net assets	$333,776	$221,971	$(307)	$(243)
Investor Class
Net proceeds from sale of shares	$1,335,075	$1,612,886	$20,318	$43,192
Net proceeds from redemption fees	200	198	1	2
Reinvested distributions	40,170	28,020	1,090	440
Cost of shares reacquired	(1,227,803)	(1,394,022)	(66,233)	(41,043)
Net increase/(decrease) in net assets	$147,642	$247,082	$(44,824)	$2,591

Institutional Class:
Shares sold	106,389	120,587	44,287	63,798
Shares issued due to reinvestment of distributions	5,233	4,281	2,488	1,038
Shares reacquired	(92,973)	(78,430)	(69,157)	(32,297)
Net increase/(decrease) in shares outstanding	18,649	46,438	(22,382)	32,539
Beginning of period	436,283	389,845	148,056	115,517
End of period	454,932	436,283	125,674	148,056
Administrative Class
Shares sold	11,824	21,970	21	38
Shares issued due to reinvestment of distributions	405	305	2	1
Shares reacquired	(6,615)	(18,118)	(48)	(60)
Net increase/(decrease) in shares outstanding	5,614	4,157	(25)	(21)
Beginning of period	31,571	27,414	141	162
End of period	37,185	31,571	116	141
Investor Class
Shares sold	22,243	30,371	1,669	3,991
Shares issued due to reinvestment distributions	685	528	90	41
Shares reacquired	(20,803)	(26,535)	(5,328)	(3,739)
Net increase/(decrease) in shares outstanding	2,125	4,370	(3,569)	293
Beginning of period	61,365	56,995	5,858	5,565
End of period	63,490	61,365	2,289	5,858

The accompanying notes are an integral part of the Financial Statements.

34

Harbor Global Value Fund		Harbor Global Growth Fund
November 1, 2010 through October 31, 2011	November 1, 2009 through October 31, 2010	November 1, 2010 through October 31, 2011	March 1, 2009[a] through October 31, 2010

$10,761	$987	$7,235	$2,058
3	(1)	7	1
562	488	1,081	511
(32,119)	(6,075)	(2,183)	(361)
$(20,793)	$(4,600)	$6,140	$2,209

—	6	—	—
—	—	—	—
4	3	31	19
(19)	(42)	—	(7)
$(15)	$(33)	$31	$12

229	115	1,696	204
—	—	1	—
6	5	62	36
(195)	(177)	(834)	(176)
$40	$(57)	$925	$64

1,510	154	405	126
83	79	63	34
(4,936)	(1,019)	(131)	(23)
(3,343)	(786)	337	137
8,142	8,928	530	393
4,799	8,142	867	530

—	1	—	—
1	1	2	1
(3)	(8)	—	—
(2)	(6)	2	1
69	75	16	15
67	69	18	16

35	18	95	12
1	1	4	2
(32)	(28)	(50)	(11)
4	(9)	49	3
147	156	33	30
151	147	82	33

35

a	Commencement of operations.

Harbor International & Global Funds Financial Highlights

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR INTERNATIONAL FUND
	Institutional Class
Year Ended October 31	2011	2010		2009		2008	2007
Net asset value beginning of period	$59.13	$51.72		$40.94		$79.46	$60.14
Income from Investment Operations
Net investment income/(loss)	1.25 [a]	0.81	[a]	0.79	[a]	1.65 [a]	1.22	[a]
Net realized and unrealized gains/(losses) on investments	(3.32)	7.30		10.76		(36.09)	21.44
Total from investment operations	(2.07)	8.11		11.55		(34.44)	22.66
Less Distributions
Dividends from net investment income	(0.87)	(0.70)		(0.78)		(1.06)	(1.46)
Distributions from net realized capital gains[1]	—	—		—		(3.02)	(1.88)
Total distributions	(0.87)	(0.70)		(0.78)		(4.08)	(3.34)
Proceeds from redemption fees	— [e]	—	[e]	0.01		— [e]	—	[e]
Net asset value end of period	56.19	59.13		51.72		40.94	79.46
Net assets end of period (000s)	$25,562,291	$25,798,545		$20,163,806		$15,901,353	$25,126,599
Ratios and Supplemental Data (%)
Total return	(3.57)%[b]	15.83%[b]		28.85%[b]		(45.43)%[b]	39.37%[b]
Ratio of total expenses to average net assets[2]	0.79	0.82		0.85		0.79	0.82
Ratio of net expenses to average net assets	0.77 [a]	0.79	[a]	0.83	[a]	0.79 [a]	0.81	[a]
Ratio of net investment income to average net assets	2.07 [a]	1.56	[a]	1.88	[a]	2.39 [a]	1.63	[a]
Portfolio turnover	12	14		22		17	13

HARBOR INTERNATIONAL GROWTH FUND
	Institutional Class
Year Ended October 31	2011	2010		2009		2008	2007
Net asset value beginning of period	$11.98	$10.54		$8.21		$17.50	$12.62
Income from Investment Operations
Net investment income/(loss)	0.06 [a]	0.09	[a]	0.09	[a]	0.14 [a]	0.18	[a]
Net realized and unrealized gains/(losses) on investments	(0.72)	1.45		2.33		(9.24)	4.74
Total from investment operations	(0.66)	1.54		2.42		(9.10)	4.92
Less Distributions
Dividends from net investment income	(0.22)	(0.10)		(0.09)		(0.19)	(0.04)
Distributions from net realized capital gains[1]	—	—		—		—	—
Total distributions	(0.22)	(0.10)		(0.09)		(0.19)	(0.04)
Proceeds from redemption fees	— [e]	—	[e]	—	[e]	— [e]	—	[e]
Net asset value end of period	11.10	11.98		10.54		8.21	17.50
Net assets end of period (000s)	$1,394,916	$1,774,192		$1,217,725		$814,515	$958,090
Ratios and Supplemental Data (%)
Total return	(5.63)%[b]	14.76%[b]		29.90%[b]		(52.51)%[b]	39.05%[b]
Ratio of total expenses to average net assets[2]	0.87	0.90		0.92		0.90	0.89
Ratio of net expenses to average net assets	0.86 [a]	0.87	[a]	0.91	[a]	0.89 [a]	0.88	[a]
Ratio of net investment income to average net assets	0.61 [a]	0.97	[a]	1.15	[a]	1.39 [a]	1.38	[a]
Portfolio turnover	112	123		125		118	113

See page 39 for notes to the Financial Highlights.

The accompanying notes are an integral part of the Financial Statements.

36

Administrative Class								Investor Class
2011	2010		2009		2008	2007		2011	2010		2009		2008	2007
$58.67	$51.36		$40.66		$78.99	$59.85		$58.44	$51.16		$40.46		$78.63	$59.60

1.07 [a]	0.70	[a]	0.47	[a]	1.52 [a]	1.24	[a]	1.01 [a]	0.66	[a]	0.59	[a]	1.47 [a]	1.23	[a]
(3.27)	7.23		10.89		(35.90)	21.13		(3.27)	7.17		10.69		(35.77)	20.97
(2.20)	7.93		11.36		(34.38)	22.37		(2.26)	7.83		11.28		(34.30)	22.20

(0.75)	(0.62)		(0.67)		(0.93)	(1.35)		(0.67)	(0.55)		(0.59)		(0.85)	(1.29)
—	—		—		(3.02)	(1.88)		—	—		—		(3.02)	(1.88)
(0.75)	(0.62)		(0.67)		(3.95)	(3.23)		(0.67)	(0.55)		(0.59)		(3.87)	(3.17)
— [e]	—	[e]	0.01		— [e,f]	—	[e]	— [e]	—	[e]	0.01		— [e]	—	[e]
55.72	58.67		51.36		40.66	78.99		55.51	58.44		51.16		40.46	78.63
$2,071,762	$1,852,148		$1,408,061		$539,533	$392,772		$3,524,376	$3,586,143		$2,916,107		$1,987,170	$2,455,093

(3.82)%[b]	15.56%[b]		28.51%[b]		(45.56)%[b]	39.00%[b]		(3.93)%[b]	15.41%[b]		28.36%[b]		(45.63)%[b]	38.84%[b]
1.04	1.07		1.10		1.05	1.07		1.16	1.19		1.22		1.17	1.20
1.02 [a]	1.04	[a]	1.09	[a]	1.04 [a]	1.06	[a]	1.14 [a]	1.16	[a]	1.20	[a]	1.16 [a]	1.19	[a]
1.83 [a]	1.30	[a]	1.42	[a]	2.31 [a]	1.40	[a]	1.70 [a]	1.23	[a]	1.53	[a]	2.10 [a]	1.25	[a]
12	14		22		17	13		12	14		22		17	13

Administrative Class								Investor Class
2011	2010		2009		2008	2007		2011	2010		2009		2008	2007
$11.94	$10.50		$8.18		$17.46	$12.60		$11.94	$10.51		$8.17		$17.43	$12.58

0.02 [a]	0.09	[a]	0.08	[a]	0.10 [a]	0.14	[a]	(0.18)[a,g]	0.06	[a]	0.05	[a]	0.13 [a]	0.11	[a]
(0.71)	1.43		2.32		(9.21)	4.73		(0.53)	1.45		2.34		(9.24)	4.74
(0.69)	1.52		2.40		(9.11)	4.87		(0.71)	1.51		2.39		(9.11)	4.85

(0.19)	(0.08)		(0.08)		(0.17)	(0.01)		(0.18)	(0.08)		(0.05)		(0.15)	—
—	—		—		—	—		—	—		—		—	—
(0.19)	(0.08)		(0.08)		(0.17)	(0.01)		(0.18)	(0.08)		(0.05)		(0.15)	—
—	—		—	[e]	— [e]	—	[e]	— [e]	—	[e]	—	[e]	— [e]	—	[e]
11.06	11.94		10.50		8.18	17.46		11.05	11.94		10.51		8.17	17.43
$1,287	$1,684		$1,702		$1,122	$257		$25,291	$69,935		$58,499		$34,373	$47,690

(5.90)%[b]	14.56%[b]		29.59%[b]		(52.65)%[b]	38.69%[b]		(6.04)%[b]	14.40%[b]		29.38%[b]		(52.67)%[b]	38.55%[b]
1.12	1.15		1.17		1.14	1.14		1.25	1.27		1.29		1.27	1.26
1.11 [a]	1.13	[a]	1.16	[a]	1.14 [a]	1.12	[a]	1.23 [a]	1.25	[a]	1.27	[a]	1.26 [a]	1.25	[a]
0.34 [a]	0.72	[a]	0.91	[a]	1.02 [a]	1.19	[a]	0.12 [a]	0.59	[a]	0.75	[a]	1.10 [a]	1.03	[a]
112	123		125		118	113		112	123		125		118	113

37

Harbor International & Global Funds Financial Highlights—Continued

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR GLOBAL VALUE FUND
	Institutional Class
Year Ended October 31	2011	2010		2009		2008	2007
Net asset value beginning of period	$6.74	$6.05		$5.15		$11.08	$10.83
Income from Investment Operations
Net investment income/(loss)	0.15 [a]	0.07	[a]	0.12	[a]	0.22 [a]	0.18	[a]
Net realized and unrealized gains/(losses) on investments	(0.66)	0.68		1.18		(5.99)	0.13
Total from investment operations	(0.51)	0.75		1.30		(5.77)	0.31
Less Distributions
Dividends from net investment income	(0.07)	(0.06)		(0.40)		(0.14)	(0.04)
Distributions from net realized capital gains[1]	—	—		—		(0.02)	(0.02)
Total distributions	(0.07)	(0.06)		(0.40)		(0.16)	(0.06)
Proceeds from redemption fees	— [e]	—	[e]	—	[e]	— [e]	—	[e]
Net asset value end of period	6.16	6.74		6.05		5.15	11.08
Net assets end of period (000s)	$29,566	$54,853		$53,982		$46,616	$109,071
Ratios and Supplemental Data (%)
Total return	(7.67)%[b]	12.40%[b]		28.24%[b]		(52.76)%[b]	2.89%[b]
Ratio of total expenses to average net assets[2]	1.18	1.18		1.21		1.08	1.05
Ratio of net expenses to average net assets	1.00 [a]	1.00	[a]	1.00	[a]	1.00 [a]	1.00	[a]
Ratio of net investment income to average net assets	1.47 [a]	1.04	[a]	0.94	[a]	2.45 [a]	1.71	[a]
Portfolio turnover	44	51		72		33	38

HARBOR GLOBAL GROWTH FUND
	Institutional Class				Administrative Class				Investor Class
Year Ended October 31	2011	2010	2009[f]		2011	2010	2009[f]		2011	2010	2009[f]
Net asset value beginning of period	$18.07	$15.61	$10.00		$18.03	$15.59	$10.00		$17.99	$15.57	$10.00
Income from Investment Operations
Net investment income/(loss)	0.07 [a]	0.01 [a]	0.03	[a]	(0.02)[a]	(0.05)[a]	0.03	[a]	0.07 [a,g]	(0.06)[a]	—	[a]
Net realized and unrealized gains/(losses) on investments	(0.30)	3.71	5.58		(0.25)	3.72	5.56		(0.36)	3.70	5.57
Total from investment operations	(0.23)	3.72	5.61		(0.27)	3.67	5.59		(0.29)	3.64	5.57
Less Distributions
Dividends from net investment income	(0.16)	(0.09)	—		(0.12)	(0.06)	—		(0.10)	(0.05)	—
Distributions from net realized capital gains[1]	(1.81)	(1.17)	—		(1.81)	(1.17)	—		(1.81)	(1.17)	—
Total distributions	(1.97)	(1.26)	—		(1.93)	(1.23)	—		(1.91)	(1.22)	—
Proceeds from redemption fees	0.01	— [e]	—		—	—	—		0.01	—	—
Net asset value end of period	15.88	18.07	15.61		15.83	18.03	15.59		15.80	17.99	15.57
Net assets end of period (000s)	$13,772	$9,578	$6,142		$285	$292	$240		$1,294	$592	$464
Ratios and Supplemental Data (%)
Total return	(2.02)%[b]	25.30%[b]	56.10%[b,d]		(2.32)%[b]	24.96%[b]	55.90%[b,d]		(2.36)%[b]	24.82%[b]	55.70%[b,d]
Ratio of total expenses to average net assets[2]	1.68	2.28	5.48	[c]	1.93	2.54	5.89	[c]	2.06	2.66	5.93	[c]
Ratio of net expenses to average net assets	1.00 [a]	1.00 [a]	1.00	[a,c]	1.25 [a]	1.25 [a]	1.25	[a,c]	1.37 [a]	1.37 [a]	1.37	[a,c]
Ratio of net investment income/(loss) to average net assets	(0.01)[a]	(0.06)[a]	0.48	[a,c]	(0.27)[a]	(0.31)[a]	0.29	[a,c]	(0.39)[a]	(0.39)[a]	0.04	[a,c]
Portfolio turnover	107	118	81	[d]	107	118	81	[d]	107	118	81	[d]

See page 39 for notes to the Financial Highlights.

The accompanying notes are an integral part of the Financial Statements.

38

Administrative Class								Investor Class
2011	2010		2009		2008	2007		2011	2010		2009		2008	2007
$6.75	$6.06		$5.14		$11.05	$10.83		$6.73	$6.04		$5.13		$11.04	$10.82

0.09 [a]	0.06	[a]	0.05	[a]	0.24 [a]	0.18	[a]	0.09 [a]	0.05	[a]	0.03	[a]	0.23 [a]	0.18	[a]
(0.62)	0.67		1.25		(6.03)	0.09		(0.61)	0.68		1.25		(6.02)	0.09
(0.53)	0.73		1.30		(5.79)	0.27		(0.52)	0.73		1.28		(5.79)	0.27

(0.05)	(0.04)		(0.38)		(0.10)	(0.03)		(0.05)	(0.04)		(0.37)		(0.10)	(0.03)
—	—		—		(0.02)	(0.02)		—	—		—		(0.02)	(0.02)
(0.05)	(0.04)		(0.38)		(0.12)	(0.05)		(0.05)	(0.04)		(0.37)		(0.12)	(0.05)
— [e]	—	[e]	—	[e]	— [e]	—	[e]	— [e]	—	[e]	—	[e]	— [e]	—	[e]
6.17	6.75		6.06		5.14	11.05		6.16	6.73		6.04		5.13	11.04
$415	$467		$452		$537	$1,553		$930	$991		$947		$708	$2,108

(7.88)%[b]	12.10%[b]		28.04%[b]		(52.90)%[b]	2.56%[b]		(7.86)%[b]	12.07%[b]		27.57%[b]		(52.97)%[b]	2.52%[b]
1.43	1.43		1.44		1.33	1.36		1.55	1.55		1.58		1.45	1.48
1.25 [a]	1.25	[a]	1.25	[a]	1.25 [a]	1.25	[a]	1.37 [a]	1.37	[a]	1.37	[a]	1.37 [a]	1.38	[a]
1.32 [a]	0.81	[a]	0.62	[a]	2.28 [a]	1.34	[a]	1.21 [a]	0.70	[a]	0.52	[a]	2.11 [a]	1.24	[a]
44	51		72		33	38		44	51		72		33	38

1	Includes both short-term and long-term capital gains.

2	Percentage does not reflect reduction for credit balance arrangements. (See Note 2 to Financial Statements).

a	Reflects the Adviser’s waiver, if any, of its management fees and/or other operating expenses.

b	The total returns would have been lower had certain expenses not been waived during the periods shown.

c	Annualized.

d	Unannualized.

e	Less than $0.01.

f	For the period March 1, 2009 (inception) through October 31, 2009.

g	The amount shown for a share outstanding does not correspond with the aggregate net investment income/(loss) for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

39

Harbor International & Global Funds

NOTES TO FINANCIAL STATEMENTS—October 31, 2011

(Currency in thousands)

NOTE 1—ORGANIZATIONAL MATTERS

Harbor Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. The Trust consists of 30 separate portfolios. The portfolios covered by this report include: Harbor International Fund, Harbor International Growth Fund, Harbor Global Value Fund and Harbor Global Growth Fund (individually or collectively referred to as a “Fund” or the “Funds,” respectively). Harbor Capital Advisors, Inc. (the “Adviser” or “Harbor Capital”) is the investment adviser for the Funds.

The Funds may offer up to three classes of shares, designated as Institutional Class, Administrative Class and Investor Class. The shares of each class represent an interest in the same portfolio of investments of the respective Fund and have equal rights to voting, redemptions, dividends, and liquidations, except that: (i) certain expenses, subject to the approval of the Trust’s Board of Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service; and (ii) shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights as to that distribution plan.

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

Security Valuation

Equity securities (including common stock, preferred stock, and convertible preferred stock) and financial derivative instruments (such as options contracts) that are traded on a national security exchange (except securities listed on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system and United Kingdom securities), are valued at the last sale price on a national exchange or system on which they are principally traded as of the valuation date. Securities listed on the NASDAQ system or a United Kingdom exchange are valued at the official closing price of those securities. In the case of securities for which there are no sales on the valuation day, (i) securities traded principally on a U.S. exchange, including NASDAQ, are valued at the mean between the closing bid and ask price; and (ii) securities traded principally on a foreign exchange, including United Kingdom securities, are valued at the official bid price determined as of the close of the primary exchange. To the extent these securities are actively traded and fair valuation adjustments are not applied, they are normally categorized as Level 1 in the fair value hierarchy. Preferred stock and other equity securities traded on inactive markets or valued by reference to similar instruments are normally categorized as Level 2 in the fair value hierarchy. For more information on the fair value hierarchy, please refer to the Fair Value Measurements and Disclosures section in Note 2.

Short-term securities with a remaining maturity of less than 60 days at the time they are acquired are stated at amortized cost, which approximates fair value. Securities that are valued at amortized cost are normally categorized as Level 2 in the fair value hierarchy.

When reliable market quotations or evaluated prices supplied by a pricing vendor are not readily available or are not believed to accurately reflect fair value, securities are priced at their fair value as determined by the Trust’s Valuation Committee pursuant to procedures adopted by the Board of Trustees. Securities valued using fair value pricing procedures that incorporate significant unobservable inputs are normally categorized as Level 3 in the fair value hierarchy.

A Fund may also use fair value pricing if the value of some or all of the Fund’s securities have been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with other securities as well. In such cases, the Fund may apply a fair value factor supplied by the pricing service to a foreign security’s market close value to reflect changes in value that may have occurred between the close of the primary market or exchange on which the

40

Harbor International & Global Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

security is traded and the Fund’s pricing time. That factor may be derived using observable inputs such as a comparison of the trading patterns of a foreign security to intraday trading in the U.S. markets that are highly correlated to the foreign security or other information that becomes available after the close of the foreign market on which the security principally traded. When fair value pricing is employed, the prices of securities used by a Fund to calculate its net asset value may differ from market quotations, official closing prices or evaluated prices for the same securities, which means that the Fund may value those securities higher or lower than another fund that uses market quotations, official closing prices or evaluated prices supplied by a pricing vendor. Securities valued using observable inputs, such as those described above, are normally categorized as Level 2 in the fair value hierarchy.

Fair Value Measurements and Disclosures

Various inputs may be used to determine the value of each Fund’s investments which are summarized in three broad categories defined as Level 1, Level 2 and Level 3. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The assignment of an investment to Level 1, 2 or 3 is based on the lowest level of significant inputs used to determine its fair value.

Level 1—	Quoted prices in active markets for identical securities.
Level 2—	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—	Significant unobservable inputs are used in situations where quoted prices or other observable inputs are not available. Significant unobservable inputs may include the Funds’ own assumptions.

Transfers between levels, if any, are recognized as of the last day in the fiscal quarter of the period in which the event or change in circumstances that caused the reclassification occurred. For fair valuations using significant unobservable inputs, a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses is provided, including purchases and sales, and transfers in/out of the Level 3 category during the period. A fair value hierarchy, level transfer activity, and a Level 3 reconciliation, when applicable, can be found at the end of each Fund’s Portfolio of Investments schedule.

The Funds used observable inputs in their valuation methodologies whenever they were available and deemed reliable.

U.S. Government Securities

U.S. government securities include securities issued by U.S. government agencies or government-sponsored enterprises that may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. government corporation, is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). On September 7, 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac in conservatorship, while the Treasury agreed to purchase preferred stock as needed to ensure that both Fannie Mae and Freddie Mac maintain a positive net worth (guaranteeing up to $100 billion for each entity). As a consequence, certain fixed income securities of Fannie Mae and Freddie Mac have more explicit U.S. government support.

Repurchase Agreements

In a repurchase agreement, a Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Such agreements must be adequately collateralized to cover the counterparty’s obligation to the Fund to close out the repurchase agreement. During the period, each Fund (except Harbor International Fund) entered into repurchase agreements with domestic or foreign banks or with a member firm of the Financial Industry Regulatory Authority, Inc.

41

Harbor International & Global Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

(“FINRA”), or an affiliate of a member firm that is a primary dealer in U.S. government securities. Each repurchase agreement counterparty must meet the minimum credit quality requirements applicable to the respective Fund and any other appropriate counterparty criteria as determined by the Fund’s subadviser. The minimum credit quality requirements are those applicable to a Fund’s purchase of securities such that if a Fund is permitted to only purchase securities that are rated investment grade (or the equivalent if unrated), that Fund could only enter into repurchase agreements with counterparties that have debt outstanding that is rated investment grade (or the equivalent if unrated). The securities are regularly monitored to ensure that the collateral is adequate. In the event of the bankruptcy of the seller or the failure of the seller to repurchase the securities as agreed, the Fund could suffer losses, including loss of interest on or principal of the securities and costs associated with delay and enforcement of the repurchase agreement.

Options

An option, including rights and warrants, is a contract that offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price (the strike price) during a certain period of time or on a specific date (exercise date). During the period, Harbor International Fund, Harbor International Growth Fund and Harbor Global Growth Fund each purchased option contracts to manage their exposure to the equity markets. Call options tend to increase a Fund’s exposure to the underlying instrument, if purchased. Put options tend to decrease a Fund’s exposure to the underlying instrument, if purchased.

When a Fund purchases an option, it pays a premium. If a purchased option expires, a Fund realizes a loss in the amount of the premium. If a Fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If a call option is exercised by a Fund, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If a put option is exercised by a Fund, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium originally paid. The risk associated with purchasing options is limited to the premium paid. A Fund’s maximum risk of loss from counterparty credit risk is also limited to the premium paid for the contract.

Foreign Forward Currency Contracts

A foreign forward currency contract is an agreement between two parties to buy and sell currencies at a set price on a future date. During the period, Harbor International Fund and Harbor International Growth Fund used foreign forward currency contracts to manage their exposure to changes in exchange rates or as a hedge against foreign exchange risk related to specific transactions or portfolio positions.

The foreign forward currency contract is marked-to-market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Risk of losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened. During the period, Harbor International Fund and Harbor International Growth Fund entered into collateral agreements with certain counterparties to mitigate counterparty risk associated with foreign forward currency contracts.

Foreign Currency Spot Contracts

A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate for settlement within two business days. During the period, each Fund used foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars.

The foreign currency spot contract is marked-to-market daily for settlements beyond one day, and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Risk of losses may arise from changes in the value of the

42

Harbor International & Global Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

foreign currency or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Foreign Currency Translations

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based on the current exchange rates at period end. Purchases and sales of securities are translated into U.S. dollars at the current exchange rate on the respective dates of the transaction. Income and withholding taxes are translated at the prevailing exchange rate when accrued or incurred.

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income accrued and tax reclaims receivable and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not isolated in the Statement of Operations from the effects of changes in market prices of these securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Investment Income

Dividends declared on portfolio securities are accrued on the ex-dividend date. For foreign securities held, certain dividends are recorded after the ex-dividend date, but as soon as the respective Fund is notified of such dividends. Interest income is accrued daily as earned. Discounts and premiums on fixed income securities purchased are amortized over the life of the respective securities using the effective yield method.

Securities Transactions

Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses on security transactions are determined on the basis of identified cost for both federal income tax and financial reporting purposes.

Proceeds from Litigation

The Funds may receive proceeds from shareholder litigation settlements involving current and/or previously held portfolio holdings. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/(loss) if the security has been disposed of by a Fund or in unrealized gain/(loss) if the security is still held by a Fund.

Distribution to Shareholders

Distributions on Fund shares are recorded on the ex-dividend date.

Expenses

Expenses incurred by the Trust are charged directly to the fund that incurred such expense, whenever possible. With respect to expenses incurred by any two or more Harbor Funds where amounts cannot be identified on a fund by fund basis, such expenses are generally allocated in proportion to the average net assets or the number of shareholders of each fund.

43

Harbor International & Global Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Custodian

The Funds have credit balance arrangements with the Custodian whereby uninvested cash is invested in a short-term investment vehicle and amounts earned constitute an expense credit that is applied against gross custody expenses. Such custodial expense reductions are reflected on the accompanying Statement of Operations.

Class Allocations

Income, common expenses and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Federal Taxes

Each Fund is treated as a separate entity for federal tax purposes. Each Fund’s policy is to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held or excise tax on income and capital gains.

Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned. Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. Management has analyzed each Fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended October 31, 2008–2010), including positions expected to be taken upon filing the 2011 tax return and has concluded that no provision for income tax is required in any Fund’s financial statements. The Funds may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated.

New Accounting Pronouncements

Repurchase Agreements

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2011-03, A Reconsideration of Effective Control for Repurchase Agreements (“ASU 2011-03”). Specifically, ASU 2011-03 refers to accounting treatment for repurchase agreements that obligate a transferor to repurchase or redeem financial assets before their maturity. ASU 2011-03 modifies the criteria for determining effective control of the transferred assets and, as a result, certain. repurchase agreements may now be required to be accounted for as secured borrowings. ASU 2011-03 will become effective for interim and annual periods beginning after December 15, 2011. Management is evaluating the implications of this pronouncement and the impact it will have on the financial statement amounts and disclosures, if any.

Fair Value Measurements and Disclosures

In May 2011, the FASB issued ASU 2011-04, Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS (“ASU 2011-04”), with the goal of convergence with the International Accounting Standards Board guidance on fair value measurements and disclosures. ASU 2011-04 will require additional disclosures and detail about the circumstances surrounding transfers between securities classified as Level 1 and Level 2 and all securities classified as Level 3. ASU 2011-04 will become effective for interim and annual periods beginning after December 15, 2011. Management is evaluating the implications of this pronouncement and the impact it will have on the Funds’ disclosures.

44

Harbor International & Global Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 3—INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, other than short-term securities, for each Fund for the year ended October 31, 2011 are as follows:

	Purchases	Sales
INTERNATIONAL EQUITY FUNDS
Harbor International Fund	$6,095,981	$3,891,403
Harbor International Growth Fund	2,011,318	2,312,021
GLOBAL EQUITY FUNDS
Harbor Global Value Fund	$23,216	$43,261
Harbor Global Growth Fund	20,259	15,141

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser

Harbor Capital is an indirect, wholly-owned subsidiary of Robeco Groep, N.V. (“Robeco”). Cooperatieve Centrale Raiffeisen-Boevenleenbank B.A. (“Rabobank Nederland”) owns 100% of the shares of Robeco. Harbor Capital is the Trust’s investment adviser and is also responsible for administrative and other services. Separate advisory agreements for each Fund were in effect during the year ended October 31, 2011. The agreements provide for fees based on an annual percentage rate of average daily net assets as follows:

	Contractual Rate		Actual Rate
INTERNATIONAL EQUITY FUNDS
Harbor International Fund	0.75	%/0.65%[a]	0.68%
Harbor International Growth Fund	0.75		0.75
GLOBAL EQUITY FUNDS
Harbor Global Value Fund	0.85%		0.85%
Harbor Global Growth Fund	0.85		0.85

a	The management fee rate is 0.75% on assets up to $12 billion and 0.65% on assets in excess of $12 billion. The Adviser has contractually agreed to reduce the management fee to 0.63% on assets between $24 billion and $36 billion, to 0.62% on assets between $36 billion and $56 billion and to 0.61% on assets over $56 billion through February 29, 2012.

Harbor Capital has from time to time voluntarily or contractually agreed not to impose a portion of its management fees and to bear a portion of the expenses incurred in the operation of certain Funds in order to limit Fund expenses. Such waivers are reflected on the accompanying Statements of Operations for the respective Funds. Harbor Capital has entered into a contractual expense limitation agreement with each of Harbor Global Value Fund and Harbor Global Growth Fund limiting the total expenses for each Fund to 1.00%, 1.25%, and 1.37% for the Institutional Class, Administrative Class, and Investor Class, respectively. The contractual expense limitations are effective through February 29, 2012. All expense limitations are inclusive of the transfer agent fee waiver discussed in the following Transfer Agent note.

Distributor

Harbor Funds Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of Harbor Capital, is the distributor for Harbor Funds shares. Under the Trust’s current distribution plans pursuant to Rule 12b-1 under the Investment Company Act with respect to each Fund’s Administrative Class shares and Investor Class shares (collectively, the “12b-1 Plans”), each Fund pays the Distributor compensation at the annual rate of 0.25% of the average daily net assets of Administrative Class shares and of the Investor Class shares. The 12b-1 Plans compensate the Distributor for the purpose of financing any activity that is primarily intended to result in the sale of Administrative and Investor Class shares of the Funds or for recordkeeping services or the servicing of shareholder accounts in the Administrative and Investor Class shares of the Fund. Such activities include, but are not limited to: printing of prospectuses and statements of additional information and reports for prospective shareholders (i.e., other than existing shareholders); preparation and distribution of advertising

45

Harbor International & Global Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued

material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers or other institutions such as asset-based sales charges payments of recordkeeping fees under recordkeeping arrangements, or payments of service fees under shareholder service arrangements; and costs of administering each 12b-1 Plan.

Amounts payable by a Fund under the 12b-1 Plans need not be directly related to the expenses actually incurred by the Distributor on behalf of each Fund. The 12b-1 Plans do not obligate the Funds to reimburse Harbor Funds Distributors for the actual expenses the Distributor may incur in fulfilling its obligations under the 12b-1 Plans. Thus, even if the Distributor’s actual expenses exceed the fee payable to the Distributor at any given time, the Funds will not be obligated to pay more than that fee. If the Distributor’s expenses are less than the fee it receives, the Distributor will retain the difference.

The fees attributable to each Fund’s respective class are shown on the accompanying Statement of Operations.

Transfer Agent

Harbor Services Group, Inc., a wholly-owned subsidiary of Harbor Capital, is the shareholder servicing agent for the Funds. The shareholder servicing agreement is reviewed and approved annually by the Trustees of the Funds and provides currently for compensation up to the following amounts per class of each Fund:

Share Class	Transfer Agent Fees
Institutional Class	0.06% of the average daily net assets of all Institutional Class shares.
Administrative Class	0.06% of the average daily net assets of all Administrative Class shares.
Investor Class	0.18% of the average daily net assets of all Investor Class shares.

Effective March 1, 2011, the transfer agent fees for the Institutional and Administrative Class shares decreased from 0.08% to 0.06% and decreased from 0.20% to 0.18% for the Investor Class shares. Harbor Services Group, Inc. has voluntarily waived a portion of its transfer agent fees during the year ended October 31, 2011. Fees incurred for these transfer agent services are shown on each Fund’s Statement of Operations.

Shareholders

On October 31, 2011, Harbor Capital, Harbor Funds Distributors, and Harbor Services Group, collectively held the following shares of beneficial interest in the Funds:

	Number of Shares Owned by Harbor Capital Advisors Harbor Funds Distributors and Harbor Services Group				Percentage of Outstanding Shares
	Institutional Class	Administrative Class	Investor Class	Total
INTERNATIONAL EQUITY FUNDS
Harbor International Fund	11,411	2	4	11,417	0.0%
Harbor International Growth Fund	24,423	3	7	24,433	0.0
GLOBAL EQUITY FUNDS
Harbor Global Value Fund	35,590	66,964	66,780	169,334	0.0%
Harbor Global Growth Fund	334,483	18,032	18,015	370,530	0.4

Independent Trustees

The fees and expenses of the Independent Trustees allocated to each Fund are shown on each Fund’s Statement of Operations. The Independent Trustees’ remuneration for all International & Global Funds totaled $647 for the year ended October 31, 2011.

46

Harbor International & Global Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued

The Board of Trustees has adopted a Deferred Compensation Plan for Independent Trustees (the “Plan”) which enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Trust. For purposes of determining the amount owed to a Trustee under the Plan, deferred amounts are treated as though they had been invested in shares of the Fund(s) selected by the Trustee. The deferred compensation liability and the offsetting deferred compensation investment asset included as a component of “Other Liabilities” and “Other Assets” in the Statement of Assets and Liabilities and fluctuates with changes in the market value of the selected securities. The market value adjustment for all International & Global Funds totaled $(15) for the year ended October 31, 2011. The deferred compensation and related mark-to-market impact will be a liability and an offsetting asset of the Funds until distributed in accordance with the Plan.

Redemption Fee

A 2% redemption fee is charged on shares of each Fund that are redeemed within 60 days from their date of purchase. All redemption fees are recorded by the Fund as paid-in capital. For the year ended October 31, 2011 the redemption fee proceeds are as follows:

Amount
INTERNATIONAL EQUITY FUNDS
Harbor International Fund	$1,753
Harbor International Growth Fund	44
GLOBAL EQUITY FUNDS
Harbor Global Value Fund	$3
Harbor Global Growth Fund	8

Indemnification

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 5—TAX INFORMATION

The amount and character of income and net realized gains to be distributed are determined in accordance with income tax rules and regulations, which may differ from generally accepted accounting principles. These differences are attributable to permanent book and tax accounting differences that were primarily due to tax treatment of net investment losses, disposition of passive foreign investment companies’ securities and foreign transactions. Reclassifications are made to the Funds’ capital accounts to reflect income and net realized gains available for distribution (or available capital loss carryovers) under income tax rules and regulations. The amounts reclassified on the Statement of Assets and Liabilities for the year ended October 31, 2011 are as follows:

	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid-In Capital
INTERNATIONAL EQUITY FUNDS
Harbor International Fund	$(3,350)	$3,350	$—
Harbor International Growth Fund	9,561	13,425	(22,986)
GLOBAL EQUITY FUNDS
Harbor Global Value Fund	$(25)	$25	$—
Harbor Global Growth Fund	136	(18)	(118)

47

Harbor International & Global Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 5—TAX INFORMATION—Continued

The tax composition of distributions is as follows:

	As of October 31, 2010			As of October 31, 2011
	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
INTERNATIONAL EQUITY FUNDS
Harbor International Fund	$326,984	$—	$326,984	$448,151	$—	$448,151
Harbor International Growth Fund	13,121	—	13,121	34,564	—	34,564
GLOBAL EQUITY FUNDS
Harbor Global Value Fund	$500	$—	$500	$577	$—	$577
Harbor Global Growth Fund	566	—	566	490	746	1,236

As of October 31, 2011, the components of distributable earnings on a tax basis are as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation/ (Depreciation)
INTERNATIONAL EQUITY FUNDS
Harbor International Fund	$709,507	$—	$7,204,643
Harbor International Growth Fund	—	—	28,453
GLOBAL EQUITY FUNDS
Harbor Global Value Fund	$706	$—	$(2,809)
Harbor Global Growth Fund	—	—	1,682

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, each fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

At October 31, 2011, the following Funds had capital loss carryforwards for federal tax purposes, which will reduce each Fund’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code. This will reduce the amount of the distribution to shareholders which would otherwise be necessary to relieve each Fund of any liability for federal tax. Pursuant to the Internal Revenue Code, such capital loss carryforwards will expire as listed below:

	Capital Loss Carryforwards to Expire In:
	2016	2017	2018	2019	Total
INTERNATIONAL EQUITY FUNDS
Harbor International Fund	$—	$3,326,801	$461,740	$—	$3,788,541
Harbor International Growth Fund	55,655	172,909	—	—	228,564
GLOBAL EQUITY FUNDS
Harbor Global Value Fund	$10,473	$27,254	$3,444	$3,173	$44,344
Harbor Global Growth Fund	—	—	—	657	657

48

Harbor International & Global Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 5—TAX INFORMATION—Continued

The identified cost for federal income tax purposes of investments owned by each Fund (including earned discount on corporate short-term notes and commercial paper) and their respective gross unrealized appreciation and depreciation at October 31, 2011 are as follows:

		Gross Unrealized		Net Unrealized Appreciation/ (Depreciation)
	Identified Cost	Appreciation	(Depreciation)
INTERNATIONAL EQUITY FUNDS
Harbor International Fund*	$23,841,078	$8,460,610	$(1,255,789)	$7,204,821
Harbor International Growth Fund*	1,401,574	85,665	(57,199)	28,466
GLOBAL EQUITY FUNDS
Harbor Global Value Fund*	$34,227	$4,125	$(6,933)	$(2,808)
Harbor Global Growth Fund*	13,815	1,868	(186)	1,682

*	Capital loss carryforwards are available that may reduce taxable income from future net realized gain on investments.

NOTE 6—DERIVATIVES

The Funds’ derivative holdings do not qualify for hedge accounting treatment and as such are recorded at fair value. For a detailed discussion of risks related to these investments please refer to the descriptions of each derivative in Note 2—Significant Accounting Policies.

The derivative instruments as of the year ended October 31, 2011 as disclosed in the Portfolios of Investments for the Funds, and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the year as disclosed in the Statement of Operations, serve as indicators of the volume of derivative activity for these funds.

Derivative Instruments

At October 31, 2011, the fair values of derivatives by primary risk were reflected in the Statement of Assets and Liabilities as follows:

HARBOR INTERNATIONAL FUND

Statement of Assets and Liabilities Caption	Foreign Exchange Contracts
Assets
Open forward currency contracts	$69,360

Realized net gain/loss and the change in unrealized appreciation/depreciation on derivatives by primary risk exposure for the year ended October 31, 2011 were:

HARBOR INTERNATIONAL FUND

Change in Unrealized Appreciation/(Depreciation) on Derivatives	Foreign Exchange Contracts	Equity Contracts	Total
Forward Currency Contracts	$69,360	$—	$69,360
Option Contracts-Purchased	—	(32,951)	(32,951)

Change in Unrealized Appreciation/(Depreciation) on Derivatives	$69,360	$(32,951)	$36,409

49

Harbor International & Global Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 6—DERIVATIVES—Continued

HARBOR INTERNATIONAL GROWTH FUND

Net Realized Gain/(Loss) on Derivatives	Equity Contracts
Option Contracts-Purchased	$9

Change in Unrealized Appreciation/(Depreciation) on Derivatives	Equity Contracts
Option Contracts-Purchased	$(844)

HARBOR GLOBAL GROWTH FUND

Change in Unrealized Appreciation/(Depreciation) on Derivatives	Equity Contracts
Option Contracts-Purchased	$(3)

NOTE 7—SUBSEQUENT EVENTS

Through the date the financial statements were issued, no subsequent events or transactions had occurred that would have materially impacted the financial statements or related disclosures as presented herein.

50

Harbor International & Global Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Harbor Funds

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Harbor International Fund, Harbor International Growth Fund, Harbor Global Value Fund, and Harbor Global Growth Fund (four of the portfolios constituting the Harbor Funds (the Trust)) as of October 31, 2011, and the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian, agent banks and brokers or by other appropriate auditing procedures where replies from agent banks and brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Harbor International Fund, Harbor International Growth Fund, Harbor Global Value Fund, and Harbor Global Growth Fund of the Harbor Funds at October 31, 2011, the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

December 20, 2011

51

Harbor International & Global Funds

FEES AND EXPENSE EXAMPLE (Unaudited)

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2011 through October 31, 2011.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the respective Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratios	Expenses Paid During Period*	Beginning Account Value (May 1, 2011)	Ending Account Value (October 31, 2011)
Harbor International Fund
Institutional Class	0.77%
Actual		$3.56	$1,000	$833.40
Hypothetical (5% return)		3.92	1,000	1,021.23
Administrative Class	1.02%
Actual		$4.71	$1,000	$832.40
Hypothetical (5% return)		5.19	1,000	1,019.93
Investor Class	1.14%
Actual		$5.27	$1,000	$831.70
Hypothetical (5% return)		5.80	1,000	1,019.31
Harbor International Growth Fund
Institutional Class	0.86%
Actual		$4.01	$1,000	$849.30
Hypothetical (5% return)		4.38	1,000	1,020.76
Administrative Class	1.11%
Actual		$5.18	$1,000	$848.80
Hypothetical (5% return)		5.65	1,000	1,019.47
Investor Class	1.23%
Actual		$5.73	$1,000	$848.00
Hypothetical (5% return)		6.26	1,000	1,018.85

52

Harbor International & Global Funds

FEES AND EXPENSE EXAMPLE—Continued

	Annualized Expense Ratios	Expenses Paid During Period*	Beginning Account Value (May 1, 2011)	Ending Account Value (October 31, 2011)
Harbor Global Value Fund
Institutional Class	1.00%
Actual		$4.56	$1,000	$810.50
Hypothetical (5% return)		5.09	1,000	1,020.04
Administrative Class	1.25%
Actual		$5.70	$1,000	$809.70
Hypothetical (5% return)		6.36	1,000	1,018.75
Investor Class	1.37%
Actual		$6.25	$1,000	$809.50
Hypothetical (5% return)		6.97	1,000	1,018.13
Harbor Global Growth Fund
Institutional Class	1.00%
Actual		$4.65	$1,000	$843.80
Hypothetical (5% return)		5.09	1,000	1,020.04
Administrative Class	1.25%
Actual		$5.80	$1,000	$842.00
Hypothetical (5% return)		6.36	1,000	1,018.75
Investor Class	1.37%
Actual		$6.36	$1,000	$842.20
Hypothetical (5% return)		6.97	1,000	1,018.13
*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

53

Harbor International & Global Funds

ADDITIONAL INFORMATION (Unaudited)

ADDITIONAL TAX INFORMATION

The Funds designate a portion of their distributions from investment company taxable income for the fiscal year as qualifying for the dividends received deduction for corporate shareholders.

Percentage of Distribution
INTERNATIONAL EQUITY FUNDS
Harbor International Fund	1%
GLOBAL EQUITY FUNDS
Harbor Global Value Fund	50%

Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following capital gain dividends for the year ended October 31, 2011:

Amount (000s)
GLOBAL EQUITY FUNDS
Harbor Global Growth Fund	$746

For the fiscal year ended October 31, 2011, the Funds designate up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for reduced tax rates. These lower rates range from 5% to 15% depending on an individual’s tax bracket. If the Funds pay a distribution during calendar year 2011, complete information will be reported in conjunction with Form 1099-DIV.

The Funds designate the following for Federal income tax purposes:

	Foreign Taxes Paid (000s)	Foreign Source Income Earned (000s)
INTERNATIONAL EQUITY FUNDS
Harbor International Fund	$97,040	$1,036,220
GLOBAL EQUITY FUNDS
Harbor Global Value Fund	$66	$953

Shareholders who own a taxable Harbor Funds account and that received distributions from a Fund during calendar year 2011 will receive a Form 1099-DIV in January 2012 that will show the tax character of those distributions.

PROXY VOTING

The Funds have adopted Proxy Voting Policies and Procedures under which the Funds vote proxies relating to securities held by the Funds. In addition, the Funds file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of the Funds’ Proxy Voting Policies and Procedures and the Funds’ proxy voting record (Form N-PX) is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050; (ii) on the Funds’ website at www.harborfunds.com; and (iii) on the SEC’s website at www.sec.gov.

RESULTS OF PROXY VOTING AT SPECIAL MEETING OF HARBOR FUNDS SHAREHOLDERS

At a special meeting of Harbor Funds shareholders held on December 14, 2010, shareholders approved a proposal to elect the following three nominees to the Board of Trustees of Harbor Funds:

Trustee	For	Withheld	Percentage For
Raymond J. Ball	1,490,809,062	18,863,731	98.75%
Donna J. Dean	1,491,727,799	17,945,015	98.81%
Randall A. Hack	1,490,441,461	19,231,333	98.73%

Messrs. Ball and Hack served on the Board of Trustees by appointment prior to the special meeting but had not been elected by shareholders. Ms. Dean did not previously serve on the Board of Trustees. As a result of this special meeting, all Trustees currently serving on the Board of Trustees have been elected by shareholders.

54

Harbor International & Global Funds

ADDITIONAL INFORMATION—Continued

HOUSEHOLDING

Harbor Funds has adopted a policy that allows it to send only one copy of a Fund’s prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same household. This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call the Shareholder Servicing Agent at 800-422-1050. Individual copies will be sent within thirty (30) days after the Shareholder Servicing Agent receives your instructions. Your consent to householding is considered valid until revoked.

QUARTERLY PORTFOLIO DISCLOSURES

Each Fund files a complete portfolio of investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050, (ii) on the Funds’ website at www.harborfunds.com, and (iii) on the SEC’s website at www.sec.gov. The form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may also be obtained by calling 800-SEC-0330.

55

Harbor International & Global Funds

ADDITIONAL INFORMATION—Continued

TRUSTEES AND OFFICERS

(As of December 2011)

The business and affairs of the Trust shall be managed by or under the direction of the Trustees, and they shall have all powers necessary or desirable to carry out that responsibility. The Trustees shall have full power and authority to take or refrain from taking any action and to execute any contracts and instruments that they may consider necessary or desirable in the management of the Trust. Any determination made by the Trustees in good faith as to what is in the interests of the Trust shall be conclusive. Information pertaining to the Trustees, Trustee Emeritus and Officers of Harbor Funds is set forth below. Except as noted below, the address of each Trustee and Officer is: [Name of Trustee or Officer] c/o Harbor Funds, 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302.

The Harbor Funds’ Statement of Additional Information includes additional information about the Trust’s trustees and is available without charge by calling 800-422-1050 or at the Trust’s website at www.harborfunds.com.

Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships of Public Companies Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
Raymond J. Ball (67) Trustee	Since 2006	Sidney Davidson Distinguished Service Professor of Accounting, University of Chicago Booth School of Business (2000-Present); Academic Affiliate, Analysis Group (litigation consulting firm) (2000-Present); Financial Reporting Faculty Advisory Group of the Institute of Chartered Accountants in England and Wales (2008-Present): Advisory Board of the Center for Accounting Research & Education at University of Notre Dame (2006-Present).	30	None

Donna J. Dean (60) Trustee	Since 2010	Chief Investment Officer of the Rockefeller Foundation (a private foundation) (since 1995); Trustee of Queens University of Charlotte, North Carolina (1973-Present).	30	None

John P. Gould (72) Trustee	Since 1994	Steven G. Rothmeier Professor (1996-Present) and Distinguished Service Professor of Economics, University of Chicago Booth School of Business (1984-Present, on faculty since 1965); Trustee of Milwaukee Insurance (1997-2010); and Director of Unext.com (Internet based education company) (1999-2006).	30	Independent Trustee of Dimensional Fund Advisors family of mutual funds (1986-Present).

Randall A. Hack (64) Trustee	Since 2010	Founder and Senior Managing Director of Capstone Capital LLC (a private investment firm) (2003-Present); and Advisory Director of Berkshire Partners (a private equity firm) (2002-Present).	30	Director of FiberTower Corporation (2002-Present) and Director of Crown Castle International Corp. (1997-2007).

Rodger F. Smith (70) Trustee	Since 1987	Managing Director, Greenwich Associates (a research based consulting firm) (1976-Present); and Chair of Trust Advisory Committee of Tau Beta Pi Association (engineering honor society) (1985-Present).	30	None
INTERESTED TRUSTEE

David G. Van Hooser (65)* Chairman, Trustee and President	Since 2000	President (2002-Present), Director and Chairman of the Board (2000-Present), Harbor Capital Advisors, Inc.; Chief Executive Officer and Treasurer (2007-Present), President (2003-2007) and Director (2000-Present), Harbor Funds Distributors, Inc.; and Director (2000-Present), Harbor Services Group, Inc.	30	None
TRUSTEE EMERITUS**
Howard P. Colhoun (76) Trustee Emeritus	Since 1986	Retired. General Partner, Emerging Growth Partners, L.P. (investing in small companies) (1982-1997); Director, Storage U.S.A. (1994-2002); and Vice President and Director of Mutual Funds, T. Rowe Price Associates, Inc. (prior to 1982).	30	None

56

Harbor International & Global Funds

ADDITIONAL INFORMATION—Continued

Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
FUND OFFICERS***
Charles F. McCain (42) Chief Compliance Officer	Since 2004	Executive Vice President, General Counsel and Chief Compliance Officer (2004-Present), Harbor Capital Advisors, Inc.; Director (2007-Present) and Chief Compliance Officer (2004-Present) Harbor Services Group, Inc.; Director, Executive Vice President and Chief Compliance Officer (2007-Present), Harbor Funds Distributors Inc.; and Junior Partner, Wilmer Cutler Pickering Hale and Dorr LLP (law firm) (1996-2004).

Anmarie S. Kolinski (40) Treasurer	Since 2007	Executive Vice President and Chief Financial Officer (2007-Present), Vice President – Internal Audit (2005-2007), Harbor Capital Advisors, Inc.; Chief Financial Officer (2007-Present), Harbor Services Group, Inc., and Audit Senior Manager (2002-2005), Ernst & Young LLP.

Erik D. Ojala (36) Vice President, Secretary and AML Compliance Officer	Since 2007; AML Compliance Officer since 2010	Senior Vice President and Associate General Counsel (2007-Present) and Secretary (2010-Present) Harbor Capital Advisors, Inc.; Vice President and Assistant General Counsel (2003-2007), Corporate Secretary (2006-2007) and Compliance Officer (2003-2004), Ariel Investments, LLC; and Vice President and Secretary (2003-2007), Ariel Investment Trust (mutual funds).

Brian L. Collins (43) Vice President	Since 2005	Executive Vice President and Chief Investment Officer (2004-Present), Harbor Capital Advisors, Inc.; and Director, U.S. Investment Management Research (1998-2004), Mercer Investment Consulting, Inc.

Charles P. Ragusa (52) Vice President	Since 2007	Executive Vice President (2007-Present), Harbor Capital Advisors, Inc.; President (2007-Present), Harbor Services Group, Inc.; Executive Vice President (2007-Present), Harbor Funds Distributors, Inc.; Vice President, Mutual Fund Operations (2005-2007) Boston Financial Data Services, Inc.; and Senior Vice President (2002-2005), IXIS Asset Management Services Co.

Susan A. DeRoche (59) Assistant Secretary 33 Arch Street Suite 2001 Boston, MA 02110	Since 2006	Vice President and Compliance Director (2007-Present), Assistant Secretary (2006-Present) and Compliance Manager (2006), Harbor Capital Advisors, Inc.; Secretary (2007-Present) Harbor Funds Distributors, Inc.; and Securities Specialist (1981-2006), Wilmer Cutler Pickering Hale and Dorr LLP (law firm).

1	Each Trustee serves for an indefinite term, until his successor is elected. Each officer is elected annually.
*	Mr. Van Hooser is deemed an “Interested Trustee” due to his affiliation with the Adviser and Distributor of Harbor Funds.
**	Mr. Colhoun is serving as Trustee Emeritus for a term expiring December 31, 2012. Mr. Colhoun served as a Trustee for Harbor Funds from its inception in 1986 until December 31, 2010 and has served as a Trustee Emeritus since January 1, 2011.
***	Officers of the Funds are “interested persons” as defined in the Investment Company Act.

57

THIS PRIVACY STATEMENT IS NOT PART OF THIS REPORT

Harbor’s Privacy Statement

The following privacy statement is issued by Harbor Funds and each series of Harbor Funds and its affiliates, Harbor Capital Advisors, Inc., Harbor Services Group, Inc. and Harbor Funds Distributors, Inc. These measures reflect our commitment to maintaining the privacy of your confidential information. We appreciate the confidence you have shown by entrusting us with your assets.

Personal Information	It is our policy to respect the privacy of current and former shareholders and to protect personal information entrusted to us. We do not sell your personal information to anyone.

In the course of providing products and services, we collect non-public personal information about you from the following sources: applications, forms, our website (including any information captured through our use of “cookies”), by telephone and in correspondence and transactions with us, our affiliates or other parties.

The non-public personal information collected may include name, address, e-mail address, telephone/fax numbers, account number, social security or taxpayer identification number, investment activity, and bank account information.

When you visit our website, we may collect technical and navigational information, such as computer browser type, Internet protocol address, pages visited and average time spent on our website. We may use this information to alert you to software compatibility issues, or to improve our web design and functionality. We use “cookies” and similar files that may be placed on your hard drive for security purposes, to facilitate site navigation and to personalize the appearance of our site.

Information Sharing	We occasionally disclose non-public personal information about our current or former shareholders with affiliated and non-affiliated parties, as permitted or required by law or regulation. In the normal course of servicing our shareholders, information we collect may be shared with non-affiliated companies that perform support services on our behalf or to other firms that assist us in providing you with products and services, such as custodians, transfer agents, broker-dealers and marketing service firms, as well as with other financial institutions. These companies may not use the information for any other purpose and we require them to keep the information they handle confidential. We may also share information with affiliates that are engaged in a variety of financial services in order to better service your account(s).

When information is shared with third parties, they are not permitted to use the information for any purpose other than to assist our servicing of your account(s) or as permitted by law.

If you close your account(s) or if we lose contact with you, we will continue to share information in accordance with our current privacy policy and practices.

Access to Information	Access to non-public personal information is limited to employees, agents or other parties who need to know that information to perform their jobs, such as servicing your account(s), resolving problems or informing you of new products or services.

Security	We maintain physical, electronic and procedural safeguards that comply with industry standards to protect your non-public personal information.

For customers accessing information through our website, various forms of Internet security, such as data encryption firewall barriers, user names and passwords, and other tools are used. For additional information regarding our security measures, visit the terms and conditions of use on our website at www.harborfunds.com. If you have any questions or concerns about how we maintain the privacy of your customer information, please contact us at 800-422-1050 Monday through Friday, between the hours of 8:00 a.m. and 6:00 p.m. Eastern time.

We recommend that you read and retain this notice for your personal files

58

Glossary

12b-1 Fee—A mutual fund fee, named for the SEC rule that permits it, used to pay for broker-dealer compensation and other distribution costs. If a fund has a 12b-1 fee, it will be disclosed in the fee table of a fund’s prospectus.

50% JPM EMBI Global Diversified/50% JPM GBI-EMGD—The Harbor Emerging Markets Debt Fund uses a blended benchmark index consisting of 50% of the JP Morgan Emerging Markets Bond Index—Global Diversified Index and 50% of the JP Morgan Government Bond Index—EM Global Diversified Index (see the following definitions). The Blended Benchmark represents a 50% weighting to U.S. dollar denominated emerging market debt securities and 50% weighting to local currency denominated emerging market debt securities, which is intended to reflect the Harbor Emerging Market Debt Fund’s target exposure of 50% of the Fund’s portfolio to U.S. dollar denominated emerging market debt securities and 50% to local currency denominated emerging market debt securities. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

ADR—ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

Average Market Capitalization—The average market capitalization of a fund’s equity portfolio gives you a measure of the size of the companies in which the fund invests. Market capitalization is calculated by multiplying the number of a company’s shares outstanding by its price per share.

Average Weighted Coupon—A calculation from a fund’s portfolio by weighting the coupon of each bond by its relative size in the portfolio.

Barclays Capital U.S. Aggregate Bond Index—The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of investment-grade fixed-rate debt issues with maturities of at least one year. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Barclays Capital U.S. TIPS Index—The Barclays Capital U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Beta—A measure of market-related risk. The beta of every index is 1.00, no matter how volatile the index is. A beta less than one means the portfolio is less volatile than the index. A beta higher than one indicates more volatility than the index.

BofA Merrill Lynch All US Convertibles Ex Mandatory Index—The BofA Merrill Lynch All US Convertibles Ex Mandatory Index is broadly representative of the U.S. convertible securities market, consisting of publicly traded issues, denominated in U.S. dollars, of all credit qualities, and excluding mandatory (equity-linked) convertibles. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index—The BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index tracks the performance of a synthetic asset paying Libor to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

BofA Merrill Lynch 3-Month US Treasury Bill Index—The BofA Merrill Lynch 3-Month US Treasury Bill Index is comprised of a single U.S. Treasury Bill issue purchased at the beginning of each month and held for a full month, at which time that issue is sold and rolled into a newly selected issue. The issue selected each month is that having a maturity date closest to, but not beyond 90 days from the rebalance date. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

BofA Merrill Lynch US High Yield Index—The BofA Merrill Lynch US High Yield Index is an unmanaged index that tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. All bonds are U.S. dollar denominated and rated Split BBB and below. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Bottom-Up Equity Management Style—A management style that de-emphasizes the significance of economic and market cycles, focusing instead on the analysis of individual stocks.

59

Glossary—Continued

Capital Gains Distribution—Profits distributed to shareholders resulting from the sale of securities held in the fund’s portfolio.

Credit Risk—The possibility that a bond issuer may not be able to pay interest and repay its debt.

CUSIP Number—Identification number assigned to every stock, corporate bond and municipal bond by the Committee on Uniform Securities Identification Procedures (CUSIP), which is established by the American Bankers Association.

Diversification—The practice of investing broadly across securities of a number of issuers to reduce risk.

Dow Jones—UBS Commodity Index Total ReturnSM—The Dow Jones-UBS Commodity Index Total ReturnSM is composed of futures contracts on 19 physical commodities. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Duration—A common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.

Emerging Markets—Emerging markets are countries with relatively young stock and bond markets. Examples include Brazil and Thailand. Typically, emerging-markets investments have the potential for losses and gains larger than those of developed-market investments.

Expense Ratio—The fund’s total annual operating expenses (including management fees, distribution (12b-1) fees and other expenses) expressed as a percentage of average net assets.

Family of Funds—A group of mutual funds, each typically with its own investment objective, managed and distributed by the same company.

GDR—GDR after the name of a holding stands for Global Depositary Receipt representing ownership of foreign securities. GDRs are issued by either U.S. or non-U.S. banking organizations.

Inception Date—The date on which the fund commenced operations.

Investment Objective—The goal that an investor and mutual fund pursue together (e.g., current income, long-term capital growth, etc.)

JP Morgan Emerging Markets Bond Index Global Diversified—The JP Morgan Emerging Markets Bond Index Global Diversified tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

JP Morgan Government Bond Index—Emerging Markets Global Diversified—The JP Morgan Government Bond Index—Emerging Markets Global Diversified tracks total returns for local currency debt instruments issued by emerging markets sovereign and quasi-sovereign entities to which international investors can gain exposure. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Median Market Cap—An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

MSCI AC (All Country) World Index—The MSCI AC (All Country) World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

MSCI EAFE (ND) Index—The MSCI EAFE (ND) Index is an unmanaged index generally representative of major overseas stock markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The returns of the ND version of the index reflect the maximum withholding taxes on reinvested dividends.

MSCI EAFE Growth (ND) Index—The MSCI EAFE Growth (ND) Index is an unmanaged index generally representative of the growth stocks within the major overseas stock markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The returns of the ND version of the index reflect the maximum withholding taxes on reinvested dividends.

MSCI Emerging Markets Index—The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

60

Glossary—Continued

MSCI World (ND) Index—The MSCI World (ND) Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The returns of the ND version of the index reflect the maximum withholding taxes on reinvested dividends.

Net Asset Value (NAV)—The per share value of a mutual fund, determined by subtracting the fund’s liabilities from its assets and dividing by the number of shares outstanding. Mutual funds calculate their NAVs at least once each business day.

No-Load Fund—A mutual fund whose shares are sold without a sales commission and without a 12b-1 fee of more than 0.25% per year. Harbor funds are no-load.

Open-End Investment Company—The legal name for a mutual fund, indicating that it stands ready to redeem (buy back) its shares from investors on any business day. Harbor Funds is an open-end investment company.

Operating Expenses—Business costs paid from a fund’s assets before earnings are distributed to shareholders. These include management fees and 12b-1 fees and other expenses.

Portfolio Manager—A specialist employed by a mutual fund’s adviser to invest the fund’s assets in accordance with predetermined investment objectives.

Portfolio Turnover—A measure of the trading activity in a fund’s investment portfolio (how often securities are bought and sold by a fund). An indication of a fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).

Price to Book Ratio (P/B)—A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value. For a fund, the weighted average price/book ratio of the stocks it holds.

Price to Earnings Ratio (P/E)—The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the market expectations are for a company’s future growth.

Prospectus—The official document that describes a mutual fund to prospective investors. The prospectus contains information required by the SEC, such as investment objectives and policies, risks, services and fees.

Record Date—The date on which a shareholder must officially own shares in order to be entitled to a dividend.

Redemption Fee—Fee charged to shareholders by a mutual fund when they sell shares within a specified period after purchase. The time limit and size of fee vary among funds. The fee is paid to the fund, not the fund’s investment adviser. Its purpose is to protect long-term investors from the impact of short-term traders.

REITs (Real Estate Investment Trust)—REITs invest in real estate or loans secured by real estate and issue shares in such investments. A REIT is similar to a closed-end mutual fund.

Repurchase Agreement (Repo)—A form of short-term borrowing for dealers in government securities. The dealer sells the government securities to investors, usually on an overnight basis, and buys them back the following day. For the party selling the security (and agreeing to repurchase it in the future), it is a repo. For the party on the other end of the transaction (buying the security and agreeing to sell back in the future), it is a reverse repurchase agreement.

Risk/Reward (or Return)—The relationship between the degree of risk associated with an investment and its return potential. Typically, the higher the potential return of an investment, the greater the risk.

Russell 1000® Growth Index—The Russell 1000® Growth Index is an unmanaged index generally representative of the U.S. market for larger capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Growth Index and Russell® are trademarks of Russell Investments.

Russell 1000® Value Index—The Russell 1000® Value Index is an unmanaged index generally representative of the U.S. market for larger capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Value Index and Russell® are trademarks of Russell Investments.

Russell 2000® Growth Index—The Russell 2000® Growth Index is an unmanaged index representing the smallest 2000 stocks with the highest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Growth Index and Russell® are trademarks of Russell Investments.

61

Glossary—Continued

Russell 2000® Value Index—The Russell 2000® Value Index is an unmanaged index representing the smallest 2000 stocks with the lowest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Value Index and Russell® are trademarks of Russell Investments.

Russell 3000® Index—The Russell 3000® Index is an unmanaged index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Index and Russell® are trademarks of Russell Investments.

Russell Midcap® Growth Index—The Russell Midcap® Growth Index is an unmanaged index generally representative of the U.S. market for medium capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Growth Index and Russell® are trademarks of Russell Investments.

Russell Midcap® Value Index—The Russell Midcap® Value Index is an unmanaged index generally representative of the U.S. market for medium capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Value Index and Russell® are trademarks of Russell Investments.

Standard & Poor’s 500 (S&P 500) Stock Index—The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Statement of Additional Information (SAI)—The supplementary document to a prospectus that contains more detailed information about a mutual fund; also known as “Part B” of a fund’s registration statement.

TBAs—A term used to describe a forward mortgage-backed securities trade. Pass-through securities issued by Freddie Mac, Fannie Mae and Ginnie Mae trade in the TBA market. The term TBA is derived from the fact that the actual mortgage-backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made. The securities are “to be announced” 48 hours prior to the established trade settlement date.

Treasury Inflation-protected Securities (TIPS)—TIPS are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.

Top-Down Equity Management Style—Investment style that begins with an assessment of the overall economic environment and makes a general asset allocation decision regarding various sectors of the financial markets and various industries.

Total Return—Return on an investment over a specified period, including price appreciation (or depreciation) plus any income, expressed as an average annual compound of return.

Weighted Average Duration—Duration is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond’s price. (A bond’s cash flows consist of coupon payments and repayment of capital.) A bond’s duration will almost always be shorter than its maturity, with the exception of zero-coupon bonds, for which maturity and duration are equal.

Weighted Average Maturity—The average length of time until principal must be repaid for all bonds in a mutual fund portfolio on a dollar weighted basis.

Yield—A measure of net income (dividends and interest) earned by the securities in the fund’s portfolio less fund expenses during a specified period. A fund’s yield is expressed as a percentage of the maximum offering price per share on a specified date.

Yield to Maturity—The term used to describe the rate of return an investor will receive if a long-term, interest-bearing security, such as a bond, is held to its maturity date. Yield to maturity is greater than the coupon rate if the bond is selling at a discount and less than the coupon rate if it is selling at a premium.

62

111 South Wacker Drive, 34th Floor	Chicago, IL 60606-4302	800-422-1050	www.harborfunds.com

Trustees & Officers

David G. Van Hooser

Chairman, President & Trustee

Raymond J. Ball

Trustee

Howard P. Colhoun

Trustee Emeritus

Donna J. Dean

Trustee

John P. Gould

Trustee

Randall A. Hack

Trustee

Rodger F. Smith

Trustee

Charles F. McCain

Chief Compliance Officer

Anmarie S. Kolinski

Treasurer

Erik D. Ojala

Vice President & Secretary

Brian L. Collins

Vice President

Charles P. Ragusa

Vice President

Susan A. DeRoche

Assistant Secretary

Investment Adviser

Harbor Capital Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606-4302

312-443-4400

Distributor & Principal Underwriter

Harbor Funds Distributors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606-4302

312-443-4600

Shareholder Servicing Agent

Harbor Services Group, Inc.

P.O. Box 804660

Chicago, IL 60680-4108

800-422-1050

Custodian

State Street Bank & Trust Company

State Street Financial Center

1 Lincoln Street

Boston, MA 02111-2900

12/2011/662,000	HARBOR FUNDS and the Lighthouse Design are Reg. U.S. Pat. & Tm. Off.	FD.AR.IG.1011

Annual Report

October 31, 2011

Strategic Markets Funds

	Institutional Class	Administrative Class	Investor Class

Harbor Commodity Real Return Strategy Fund	HACMX	HCMRX	—

Harbor Unconstrained Bond Fund	HAUBX	HRUBX	—

Harbor Flexible Capital Fund	HAFLX	HRFLX	HIFLX

This document must be preceded or accompanied by a Prospectus.

Harbor Strategic Markets Funds

ANNUAL REPORT OVERVIEW

Harbor Funds’ fiscal year ended October 31, 2011. The performance figures for each of the Harbor Funds shown below assume the reinvestment of dividends and capital gains, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of shares of the Funds. From time to time, certain fees and/or expenses have been voluntarily or contractually waived or reimbursed, which has resulted in higher returns. Without these waivers or reimbursements, the returns would have been lower. Voluntary waivers or reimbursements may be discontinued at any time without notice. For information on the different share classes, please refer to the current prospectus. The returns of the unmanaged indices assume the reinvestment of dividends but do not reflect fees and expenses and are not available for direct investment.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

	Total Return Year Ended October 31, 2011
	Institutional Class		Administrative Class		Investor Class
HARBOR STRATEGIC MARKETS FUNDS
Harbor Commodity Real Return Strategy Fund	5.56%		5.31%		N/A
Harbor Unconstrained Bond Fund	-0.74		-0.93		N/A
Harbor Flexible Capital Fund	-5.10	[a]	-5.30	[a]	-5.30%[a]

COMMONLY USED MARKET INDICES	Total Return Year Ended October 31, 2011
Dow Jones-UBS Commodity Total ReturnSM; commodities	1.58%
BofA Merrill Lynch USD LIBOR 3-Month Constant Maturity	0.27
Barclays Capital U.S. Aggregate Bond; domestic bonds	5.00
Standard & Poor’s 500 (S&P 500); large cap, domestic equity	8.09

	EXPENSE RATIOS[1]					Morningstar Average [2]
	2008		2009	2010	2011
HARBOR STRATEGIC MARKETS FUNDS
Harbor Commodity Real Return Strategy Fund
Institutional Class	0.94%[b]		0.94%	0.94%	0.94%	1.17%
Administrative Class	1.19	[b]	1.19	1.19	1.19	1.31
Harbor Unconstrained Bond Fund
Institutional Class	N/A		N/A	1.05%[c]	1.05%	0.97%
Administrative Class	N/A		N/A	1.30 [c]	1.30	1.15
Harbor Flexible Capital Fund
Institutional Class	N/A		N/A	N/A	1.00%[d]	1.00%
Administrative Class	N/A		N/A	N/A	1.25 [d]	1.25
Investor Class	N/A		N/A	N/A	1.37 [d]	1.37

1	Harbor Funds’ expense ratios are for operating expenses only and are shown net of all expense offsets, waivers and reimbursements. (see Financial Highlights)

2	Institutional Class comparison includes all actively managed no-load funds with 12b-1 fees less than or equal to 0.25% in the October 31, 2011 Morningstar Universe with the same investment style as the comparable Harbor Funds’ portfolio. Administrative and Investor Class comparisons include all actively managed no-load funds that charge 12b-1 fees in the October 31, 2011 Morningstar Universe, excluding the Institutional Share Class Funds, with the same investment style as the comparable Harbor Funds’ portfolio.

a	For the period March 1, 2011 (inception) through October 31, 2011.

b	Annualized for the period September 2, 2008 (inception) through October 31, 2008.

c	Annualized for the period April 1, 2010 (inception) through October 31, 2010.

d	Annualized for the period March 1, 2011 (inception) through October 31, 2011.

1

Letter from the Chairman

David G. Van Hooser

Chairman

Dear Fellow Shareholder:

Major equities markets worldwide had two very different halves in fiscal 2011. The first six months were very strong, with investors focused on corporate earnings growth and some encouraging indications of economic growth. In the fiscal second half, however, global economic and financial concerns weighed heavily on international and global equities markets.

The economic and financial conditions worldwide resulted in mixed results for major stock markets for fiscal 2011. The broad U.S. equities market moved higher while international equities declined.

Commodities posted strong gains for the first six months of the fiscal year before fading in the second half. The Dow Jones-UBS Commodity Index Total ReturnSM, an unmanaged index of futures contracts on 19 physical commodities, gained 1.58%. Bonds registered positive returns as economic concerns in the fiscal second half caused bond prices to rise, reducing yields.

Harbor Strategic Markets Funds

The Harbor Commodity Real Return Strategy Fund (Institutional Class) returned 5.56% for fiscal 2011. The Fund outperformed its benchmark, the Dow Jones-UBS Commodity Index Total ReturnSM, by 398 basis points, or 3.98 percentage points. The Harbor Flexible Capital Fund (Institutional Class) returned -5.10% for the eight months from its inception on March 1, 2011.

As always, we recommend that shareholders maintain a long-term perspective in evaluating all of their investments, including Harbor Funds. Comments by the portfolio managers of each strategic markets fund can be found in the pages preceding each Fund’s portfolio of investments.

	RETURNS FOR PERIODS ENDED OCTOBER 31, 2011
		Annualized
Strategic Markets	1 Year	5 Years	10 Years	30 Years
Dow Jones-UBS Commodity Index Total ReturnSM	1.58%	-0.75%	7.15%	N/A

Domestic Equities
Wilshire 5000 Total Market Index (entire U.S. stock market)	7.58%	0.94%	4.84%	10.79%
S&P 500 Index (large cap stocks)	8.09	0.25	3.69	11.00
Russell Midcap® Index (mid cap stocks)	7.85	2.26	8.35	12.35
Russell 2000® Index (small cap stocks)	6.71	0.68	7.02	9.86
Russell 3000® Growth Index	9.92	3.01	3.74	9.72
Russell 3000® Value Index	5.94	-2.01	4.80	11.54

International & Global
MSCI EAFE (ND) Index (foreign stocks)	-4.08%	-2.41%	5.73%	9.42%
MSCI World (ND) Index (global stocks)	1.76	-1.00	4.54	9.52
MSCI EM Index (emerging markets)	-7.72	6.51	16.82	N/A

Fixed Income
BofA Merrill Lynch US High-Yield Index (high-yield bonds)	4.81%	7.87%	8.86%	N/A
Barclays Capital U.S. Aggregate Bond Index (domestic bonds)	5.00	6.41	5.46	9.10%
BofA Merrill Lynch 3-Month US Treasury Bill Index (proxy for money market returns)	0.13	1.66	1.99	5.18

Domestic Equity, International Equity, and Fixed Income

Global economic and financial concerns affected international and U.S. equities markets in fiscal 2011. In challenging conditions, the broad U.S. stock market finished the year with a return of 7.58%, as measured by the Wilshire 5000 Total Market Index. The broad international equities indices had negative returns in fiscal 2011. The MSCI EAFE (ND) Index of stocks in developed international markets declined by 4.08%. (All international and global returns are in U.S. dollars.) Foreign stocks registered solid returns for the first six months of the fiscal year and then retreated in the second half amid concerns over debt and fiscal issues in Europe and a weakening global macroeconomic environment. Global equities, as measured by the MSCI World (ND) Index, had a positive return of 1.76%.

2

Fixed income markets recorded positive returns as concerns about European debt encouraged investors to look increasingly to the U.S. for fixed income investments. The broad taxable investment-grade bond market had a return of 5.00%, slightly ahead of the U.S. high-yield market return of 4.81%. Money market investments managed only slightly positive returns as the Federal Reserve kept short-term rates anchored at near-zero levels.

Investing for the Long-Term

Every year brings reminders of why investors should focus on the long-term and fiscal 2011 was no exception. From the tragic earthquake and tsunami in Japan in March to the debt-ceiling debate in Washington to the ongoing debt issues in Europe, a wide range of dramatic developments tested the resolve of investors and contributed to major moves in the financial markets. While breaking news and volatile markets can add to investor anxiety, we believe the best advice is to stay focused on your long-term investment horizon. For any investor, that means building a diversified portfolio of stocks, bonds, and cash that is consistent with your financial objectives and tolerance for risk. Harbor Funds offers a number of equity, strategic markets, and fixed income funds that can play a valuable role in a diversified portfolio.

Thank you for your investment in Harbor Funds.

December 21, 2011

David G. Van Hooser

Chairman

3

Harbor Commodity Real Return Strategy Fund

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER

Pacific Investment Management Company LLC (“PIMCO”)

840 Newport Center Drive

P. O. Box 6430

Newport Beach, CA

92658-6430

PORTFOLIO MANAGER

Mihir Worah

Since 2008

PIMCO has subadvised the Fund since its inception in 2008.

INVESTMENT GOAL

Seeks maximum real return, consistent with prudent investment management

PRINCIPAL STYLE
CHARACTERISTICS

Commodity-linked derivative instruments backed by a portfolio of inflation-indexed and other fixed income instruments

Mihir Worah

Management’s Discussion of

Fund Performance

MARKET REVIEW

Growing uncertainty and volatility characterized financial markets during the 2011 fiscal year; policymakers around the world continued to have significant impact. Monetary and fiscal stimulus, including the Federal Reserve’s announcement of a second round of quantitative easing in November 2010, the Fed’s language indicating its intent to maintain a low-rate environment, and tax-relief legislation passed by the U.S. Congress, gave a boost to riskier asset classes and pushed interest rates to rise across the yield curve during the early months of the fiscal year. Starting from first quarter of calendar 2011, commodity prices rose amid political upheaval in the Middle East and the devastating earthquake and tsunami followed by nuclear crisis in Japan. Volatility intensified during the second half of the fiscal year in the wake of a series of negative developments, including Standard & Poor’s downgrade of the U.S. credit rating, the sovereign debt crisis in Europe, and disappointing economic data around the world. During this period, the market experienced a massive sell-off in risky assets and a flight to quality. In addition, “Operation Twist” (exchanging $400 billion in short-term bonds for longer term securities), announced by the Fed in September 2011, further fueled the rally in Treasurys.

Commodities rallied during the first half of the fiscal year and gave back most of those gains during the second half as global growth expectations were scaled back. The Dow Jones-UBS Commodity Index Total ReturnSM posted an annualized gain of 1.58% for the full fiscal year. The U.S. real yield curve flattened as rates on longer-dated Treasury Inflation-Protected Securities (TIPS) fell. The Barclays Capital U.S. TIPS Index, a proxy for the performance of TIPS, posted a 9.03% gain. Inflation-linked bonds continued to gain despite long-term disinflationary pressures, as investors’ inflation expectations dropped due to slowing global economic growth. Breakeven inflation (BEI) levels, a measure of market inflation expectations for longer maturities, narrowed. Ten-year BEI levels fell 7 basis points to 2.08% and 5-year levels fell 65 basis points to 2.37%.

PERFORMANCE

The Harbor Commodity Real Return Strategy Fund outperformed the Dow Jones-UBS Commodity Index Total ReturnSM for fiscal 2011. The Fund returned 5.56% (Institutional Class) and 5.31% (Administrative Class), compared with the benchmark return of 1.58%.

The following is a summary of the portfolio’s main contributors and detractors relative to its benchmark for the 2011 fiscal year.

•	Implementation of commodity structural strategies added to performance through active management.

•	TIPS collateral, which outperformed Treasury bill collateral assumed within a commodity index, was positive for returns, as real yield fell.

•	An overweight to duration via nominal bonds was a contributor to returns, as nominal interest rates fell.

•	A tactical allocation to the U.K. and core Europe helped performance, as interest rates declined in those markets.

•	An allocation to agency mortgage-backed securities was negative for performance, as the sector underperformed like-duration Treasurys.

4

Harbor Commodity Real Return Strategy Fund

MANAGER’S COMMENTARY—Continued

TOP TEN ISSUERS (% of net assets)
U.S. Treasury	84.3%
Australia Government	2.3%
Citibank Omni Master Trust	1.9%
Chester Asset Receivables Dealings	1.6%
Barclays Bank plc	1.4%
SLM Student Loan Trust	1.3%
ING Bank NV	1.2%
Italy Buoni Poliennali Del Tesoro	1.1%
Commercial Industrial Finance Corp.	1.0%
First Franklin Mortgage Loan Asset Backed Certificates	1.0%

•	Exposure to high-quality corporate bonds hurt returns, as the sector underperformed Treasurys of comparable duration.

•	A modest exposure to emerging-markets local debt added to performance, as local interest rates in those markets fell.

OUTLOOK AND STRATEGY

We expect the global economy to slow to a 1% to 1.5% real growth rate over the next year, with developed-market growth flattening out and emerging-market growth tracking lower to 4.5% to 5%. Developed-market growth should continue to be challenged by consumer deleveraging and an accelerated push towards government contraction. In the U.S., this means reduced spending at federal, state, and local levels. In Europe, it means more austerity in peripheral and, to a lesser extent, core countries. In emerging economies, policymakers’ ability to counterbalance the developed-world slowdown will likely be limited.

We plan to position the portfolio defensively in order to mitigate risks of default and permanent losses arising from heightened recession risk, especially in Europe. We will continue to look for sources of high-quality yield and seek to enhance returns as wider risk premiums in fixed income markets normalize over time.

•

We intend to overweight duration in anticipation of continued interest rate volatility as global economies slow. Our focus will be on high-quality sources of duration in the U.S. but also in Germany, Canada, Australia, Brazil, and Mexico.

•

We will look to maintain a TIPS underweight in the expectation that sluggish growth will serve to keep short-term real yields low. We plan to overweight long-maturity TIPS to capture positive real yields.

•	We plan to hold non-agency mortgages and commercial mortgage-backed securities that have senior positions in the capital structure and are an additional source of attractive yield.

•

We plan to trim exposures in corporate bonds overall, looking to shift toward emerging-market sovereign and corporate credits, U.S. municipals, and agency and non-agency mortgages. We will focus reductions on positions that pose the risk of permanent loss, such as our modest holdings of European banks and financials. We plan to retain exposure to select corporate and quasi-sovereign bonds in high-quality emerging economies such as Brazil, Mexico, and Russia. We also plan to take exposure to relatively high nominal and real local interest rates in Brazil and Mexico.

•

In light of heightened market volatility and slower global growth, we expect to reduce currency exposure to commodity-intensive economies such as Australia, Brazil, and Canada. We will look to focus our exposures on China and satellite emerging Asian currencies, where we believe currency appreciation is likely to be an important tool for containing inflation and building out the consumer sector.

This report contains the current opinions of Pacific Investment Management Company LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

The Fund invests in commodity-linked instruments, which may be significantly more volatile than other securities. The use of derivative instruments may add additional risk. It also invests in fixed income securities, which fluctuate in price in response to various factors, including changes in interest rates, changes in market conditions and issuer-specific events. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers, making it more susceptible to risks associated with a single economic, political, or regulatory occurrence than a more diversified portfolio. Since the Fund may hold foreign securities, it may be subject to greater risks than funds invested only in the U.S. These risks are more severe for securities of issuers in emerging market regions. The Fund will seek to gain exposure to the commodity markets primarily through investments in leveraged or unleveraged commodity index-linked notes and through investments in the Harbor Cayman Commodity Fund Ltd., a wholly-owned subsidiary of the Fund. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

5

Harbor Commodity Real Return Strategy Fund

FUND SUMMARY—October 31, 2011 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2029

Cusip	411511397

Ticker	HACMX

Inception Date	09/02/2008

Net Expense Ratio	0.94%[a]

Total Net Assets (000s)	$301,478

ADMINISTRATIVE CLASS

Fund #	2229

Cusip	411511389

Ticker	HCMRX

Inception Date	09/02/2008

Net Expense Ratio	1.19%[a]

Total Net Assets (000s)	$1,132

PORTFOLIO STATISTICS

Average Market Coupon	1.78%

Yield to Maturity	2.61%

Current 30-Day Yield (Institutional Class)	1.73%

Weighted Average Maturity	6.23 years

Weighted Average Duration	4.71 years

Portfolio Turnover Rate (Year Ended 10/31/2011)	581%

MATURITY PROFILE (% of investments)

0 to 1 yr.	0.00%

>1 to 5	56.93%

>5 to 10	36.26%

>10 to 15	4.41%

>15 to 20	0.98%

>20 to 25	0.00%

>25 yrs.	1.42%

FUND PERFORMANCE

The graph compares a $10,000 investment in the Fund with the performance of the Dow Jones-UBS Commodity Index Total ReturnSM. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

CHANGE IN A $10,000 INVESTMENT

For the period 09/02/2008 through 10/31/2011

Total Returns For the periods ended 10/31/2011
Harbor Commodity Real Return Strategy Fund
Institutional Class	5.56%	N/A	-1.84%	09/02/2008	$9,428
Administrative Class	5.31%	N/A	-2.10%	09/02/2008	$9,350
Comparative Index
Dow Jones-UBS Commodity Total ReturnSM	1.58%	N/A	-7.11%	—	$7,919

As stated in the Fund’s current prospectus, the expense ratios were 0.94% (Net) and 1.13% (Gross) (Institutional Class); and 1.19% (Net) and 1.38% (Gross) (Administrative Class). The net expense ratios are contractually capped until 02/29/2012. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower. The Fund charges a redemption fee of 2% on redemption of shares that are held for less than 30 days.

a	Reflective of a contractual expense cap effective through February 29, 2012.

b	Annualized.

6

Harbor Commodity Real Return Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS—October 31, 2011

Total Investments (% of net assets)

(Excludes net cash, short-term investments, and derivative positions of -26.6%)

ASSET-BACKED SECURITIES—10.1%
Principal Amount (000s)		Value (000s)

$197	American Money Management Corporation Series 2005-5A Cl. A1A 0.586%—08/08/2017[1,2]	$190
416	Ares CLO Funds Series 2006-6RA Cl. A1B 0.564%—03/12/2018[1,2]	404
464	Argent Securities Inc. Series 2005-W2 Cl. A2B1 0.445%—10/25/2035[1]	419
780	Bayview Financial Acquisition Trust Series 2006-D Cl. 1A2 5.660%—12/28/2036[3]	763
£3,000	Chester Asset Receivables Dealings Series 2004-1 Cl. A 1.042%—04/15/2016[1]	4,741
$3,000	Citibank Omni Master Trust Series 2009-A8 Cl. A8 2.343%—05/16/2016[1,2]	3,027
2,600	Series 2009-A14A Cl. A14 2.993%—08/15/2018[1,2]	2,743

		5,770

1,700	Commercial Industrial Finance Corp. Series 2007-1A Cl. A1L 0.535%—05/10/2021[1,2]	1,575
1,600	Series 2006-2A Cl. A1L 0.586%—03/01/2021[1,2]	1,486

		3,061

862	Countrywide Asset-Backed Certificates Series 2005-15 Cl. 1AF6 5.468%—04/25/2036[4]	795
€815	Driver One GmbH Series 8 Cl. A 2.068%—02/21/2017[1]	1,129
$2,383	First Franklin Mortgage Loan Asset Backed Certificates Series 2005-FF11 Cl. A2D 0.585%—11/25/2035[1]	1,966
1,325	Series 2005-FF8 Cl. A2D 0.625%—09/25/2035[1]	1,244

		3,210

€758	Globaldrive BV Series 2010-A Cl. A 2.965%—04/20/2018[1]	1,061
$46	Gulf Stream Compass CLO Ltd. Series 2004-1A Cl. A 0.763%—07/15/2016[1,2]	45
ASSET-BACKED SECURITIES—Continued
Principal Amount (000s)		Value (000s)

€191	Harvest CLO SA Series IX Cl. A1 2.228%—03/29/2017[1]	$253

$1,200	Hillmark Funding Series 2006-1A Cl. A1 0.548%—05/21/2021[1,2]	1,105
496	Katonah Ltd. Series 6A Cl. A1A 0.671%—09/20/2016[1,2]	485
€465	Magi Funding plc Series I-A Cl. A 1.835%—04/11/2021[2]	589
$20	Premium Loan Trust Ltd. Series 2004-1A Cl. A 0.798%—10/25/2014[1,2]	20
€1,424	SLM Student Loan Trust Series 2003-2 Cl. A5 1.788%—12/15/2023[1]	1,890
776	Series 2002-7X Cl. A5 1.798%—09/15/2021[1]	1,049
$1,310	Series 2009-C Cl. A 4.500%—11/16/2043[1,2]	1,242

		4,181

623	Small Business Administration Participation Certificates Series 2007-20K Cl. 1 5.510%—11/01/2027	693
1,200	Stone Tower Capital LLC Series 2007-6A Cl. A1 0.633%—04/17/2021[1,2]	1,089
600	Venture CDO Ltd. Series 2006-7A Cl. A1A 0.639%—01/20/2022[1,2]	548

TOTAL ASSET-BACKED SECURITIES (Cost $30,865)		30,551

BANK LOAN OBLIGATIONS—0.9%
1,500	International Lease Finance Corporation Term Loan 6.750%—03/17/2015[1]	1,510
1,400	Springleaf Financial Corporation Term Loan 5.500%—05/28/2017[1]	1,290

TOTAL BANK LOAN OBLIGATIONS (Cost $2,872)		2,800

COLLATERALIZED MORTGAGE OBLIGATIONS—4.2%
€300	Arran Residential Mortgages Funding plc Series 2011-1A Cl. A1B 2.985%—11/19/2047[1,2]	414
$2,023	Banc of America Large Loan Inc. Series 2010-HLTN Cl. HLTN 1.993%—11/15/2015[1,2]	1,845
49	Banc of America Mortgage Securities Inc. Series 2004-1 Cl. 5A1 6.500%—09/25/2033	51
2,132	Bear Stearns Alt-A Trust Series 2004-8 Cl. 1A 0.945%—09/25/2034[1]	1,667
2,200	DBUBS Mortgage Trust Series 2011-LC2A Cl. A2 3.386%—07/10/2044[2]	2,265
£700	Gosforth Funding plc Series 2011-1 Cl. A2 2.432%—04/24/2047[1]	1,121

7

Harbor Commodity Real Return Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS—Continued

COLLATERALIZED MORTGAGE OBLIGATIONS—Continued
Principal Amount (000s)		Value (000s)

€497	Granite Mortgages plc Series 2004-2 Cl. 2A1 1.815%—06/20/2044[1]	$659
$200	GS Mortgage Securities Corp. II Series 2010-C1 Cl. A2 4.592%—08/10/2043[2]	214
220	Harborview Mortgage Loan Trust Series 2005-2 Cl. 2A1A 0.464%—05/19/2035[1]	132
€1,200	Holmes Master Issuer plc Series 2011-1A Cl. A3 2.922%—10/15/2054[2]	1,652
$373	MLCC Mortgage Investors Inc. Series 2006-1 Cl. 1A 1.988%—02/25/2036[1]	287
463	NCUA Guaranteed Notes Series 2010-R3 Cl. 2A 0.801%—12/08/2020[1]	466
€500	Permanent Master Issuer plc Series 2011-1A Cl. 1A3 2.872%—07/15/2042[1,2]	690
$251	Thornburg Mortgage Securities Trust Series 2006-4 A2B 5.967%—07/25/2036[1]	243
800	Wachovia Mortgage Loan Trust LLC Series 2005-B Cl. 2A4 2.678%—10/20/2035[1]	582
565	Washington Mutual Mortgage Pass Through Certificates Series 2006-AR1 Cl. 2A1A 1.300%—01/25/2046[1]	434

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $13,130)		12,722

CORPORATE BONDS & NOTES—19.6%
600	Ally Financial Inc. 3.478%—02/11/2014[1]	559
300	3.751%—06/20/2014[1]	283
900	8.300%—02/12/2015	947

		1,789

1,100	Banco Santander Brazil SA MTN[5] 0.000%—12/29/2011[2,6]	1,099
800	2.450%—03/18/2014[1,2]	762

		1,861

500	Banco Santander Chile 1.659%—04/20/2012[1,2]	500
£300	Bank of America Corporation MTN[5] 0.924%—06/11/2012[1]	472
$4,700	Barclays Bank plc 0.484%—03/23/2017	4,301
2,900	BNP Paribas 0.677%—03/02/2012[1]	2,901
2,100	BPCE SA 2.019%—02/07/2014[1,2]	1,992
900	Centex Corporation 5.700%—05/15/2014	900
187	Citigroup Inc. 0.548%—11/05/2014[1]	175
1,500	1.848%—01/13/2014[1]	1,470
400	6.000%—12/13/2013	424

		2,069

€400	Citigroup Inc. MTN[5] 7.375%—06/16/2014	601
$500	CMS Energy Corp. 4.250%—09/30/2015	509

$2,000	Commonwealth Bank of Australia 0.630%—09/17/2014[1,2]	$2,003
2,000	Credit Agricole SA MTN[5] 1.862%—01/21/2014[1,2]	1,914
2,900	Dexia Credit Local 0.731%—03/05/2013[1,2]	2,725
1,600	Ford Motor Credit Co. LLC 7.500%—08/01/2012	1,656
1,200	FUEL Trust 3.984%—06/15/2016[2]	1,188
500	HCA Inc. 7.250%—09/15/2020	538
1,700	ICICI Bank Ltd. MTN[5] 2.058%—02/24/2014[1,2]	1,625
3,800	ING Bank NV 1.737%—06/09/2014[1,2]	3,740
100	International Lease Finance Corporation 6.500%—09/01/2014[2]	104
100	6.750%—09/01/2016[2]	103
100	7.125%—09/01/2018[2]	104

		311

800	International Lease Finance Corporation MTN[5] 5.400%—02/15/2012	802
500	5.625%—09/20/2013	494

		1,296

2,200	Intesa Sanpaolo SpA 2.708%—02/24/2014[1,2]	2,009
1,000	LeasePlan Corporation NV 3.000%—05/07/2012[2]	1,012
1,000	Limited Brands Inc. 6.900%—07/15/2017	1,072
1,500	Lyondell Chemical Co. 11.000%—05/01/2018	1,678
€900	Merrill Lynch & Co. Inc. MTN[5] 1.840%—05/30/2014[1]	1,102
$1,800	Morgan Stanley 2.016%—01/24/2014[1]	1,719
€500	Morgan Stanley MTN[5] 1.840%—11/29/2013[1]	646
1,200	1.870%—03/01/2013[1]	1,605

		2,251

700	New York Life Global Funding MTN[5] 1.655%—12/20/2013[1]	952
$100	Petroleos de Venezuela SA 5.000%—10/28/2015	69
650	Pride International Inc. 6.875%—08/15/2020	786
300	Royal Bank of Scotland plc 2.723%—08/23/2013[1]	296
100	3.000%—12/09/2011[2]	100
300	4.875%—03/16/2015	305

		701

300	SLM Corporation 5.803%—11/01/2016[4,7]	256
151	SLM Corporation MTN[5] 5.488%—04/01/2014[4,7]	144
700	5.629%—03/17/2014[4,7]	675
200	5.879%—06/15/2013[4,7]	200

		1,019

15	Svenska Handelsbanken AB 1.343%—09/14/2012[1,2]	15
€1,500	TDC A/S MTN[5] 3.500%—02/23/2015	2,139

8

Harbor Commodity Real Return Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)			Value (000s)

	€900	The Goldman Sachs Group Inc. 1.884%—02/04/2013[1]	$1,202
	$200	Turkiye Garanti Bankasi AS 2.909%—04/20/2016[1,2]	188
	1,600	Volkswagen International Finance NV 0.824%—10/01/2012[1,2]	1,603
	500	1.625%—08/12/2013[2]	502

			2,105

	€1,100	Wachovia Corp. MTN[5] 1.685%—02/13/2014[1]	1,477
	$2,600	Wesfarmers Ltd. 2.983%—05/18/2016[2]	2,638

	TOTAL CORPORATE BONDS & NOTES (Cost $60,312)		59,281

FOREIGN GOVERNMENT OBLIGATIONS—5.7%
AUD$	800	Australia Government Bond 2.607%—09/20/2030[7]	908
	1,300	3.206%—09/20/2025[7]	1,618
	2,400	5.992%—08/20/2020[7]	4,446

			6,972

CAD$	434	Canadian Government Bond 4.250%—12/01/2021[7]	611
	$600	Export-Import Bank of Korea MTN[5] 1.393%—03/13/2012[1,2]	600
	€1,600	Instituto de Credito Oficial MTN[5] 3.286%—03/25/2014[1]	2,145
	2,385	Italy Buoni Poliennali Del Tesoro 2.100%—09/15/2021[7]	2,598
	765	2.600%—09/15/2023[7]	831

			3,429

	$100	Petroleos Mexicanos 5.500%—01/21/2021	108
	£803	United Kingdom Gilt 1.875%—11/22/2022[7]	1,573
	100	4.250%—12/07/2040	186
	400	4.750%—12/07/2030	789

			2,548

	$800	Vnesheconombank 5.450%—11/22/2017[2]	814

	TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $17,510)		17,227

MORTGAGE PASS-THROUGH—1.7%
	2,399	Federal Home Loan Mortgage Corp. REMIC[8] 0.843%—12/15/2037[1]	2,416
	968	Federal National Mortgage Association 4.000%—02/01/2041	1,007
	430	Federal National Mortgage Association REMIC[8] 0.595%—07/25/2037[1]	430
	397	0.625%—07/25/2037[1]	398
	317	0.685%—05/25/2036[1]	318
	120	0.690%—02/25/2037[1]	121

			1,267

	359	Government National Mortgage Association 0.545%—03/20/2037[1]	358

	TOTAL MORTGAGE PASS-THROUGH (Cost $4,950)		5,048

PURCHASED OPTIONS—0.1%
No. of Contracts			Values (000s)

	24	Commodity Option on Crude Oil Futures 03/27/2012-11/15/2013	$56
	27	11/17/2015	68

			124

	1	Commodity Option on Gold Future 11/22/2011	3
	300	08/06/2012-08/08/2012	31

			34

	2,100,000	Interest Rate Swap Option 1 year 2.000%—11/19/2012	1
	2,700,000	Interest Rate Swap Option 30 year 3.273%—09/24/2012	174

	TOTAL PURCHASED OPTIONS (Cost $521)		333

U.S. GOVERNMENT OBLIGATIONS—84.3%
Principal Amount (000s)
	$25,061	U.S. Treasury Inflation Indexed Bonds 0.125%—04/15/2016	26,269
	11,394	0.500%—04/15/2015[9]	12,013
	32,440	0.625%—04/15/2013-07/15/2021	34,120
	3,831	1.125%—01/15/2021	4,216
	2,034	1.250%—04/15/2014	2,154
	33,356	1.250%—07/15/2020[9]	37,166
	5,349	1.375%—07/15/2018-01/15/2020	6,002
	1,008	1.625%—01/15/2015	1,098
	18,404	1.875%—07/15/2013	19,406
	10,927	1.875%—07/15/2019[9]	12,692
	15,252	2.000%—04/15/2012-07/15/2014	16,498
	27,108	2.000%—01/15/2014[9]	29,046
	5,592	2.125%—01/15/2019[9]	6,574
	3,931	2.125%—02/15/2041	5,201
	2,543	2.375%—01/15/2017-01/15/2027	3,043
	106	2.500%—01/15/2029	138
	4,153	2.625%—07/15/2017	4,949
	16,946	3.000%—07/15/2012[9]	17,448
	6,889	3.375%—01/15/2012	6,935
	140	3.625%—04/15/2028	206

			245,174

	10,000	U.S. Treasury Notes 0.500%—10/15/2013[9]	10,048

	TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost $249,163)		255,222

SHORT-TERM INVESTMENTS—23.4%
	CERTIFICATES OF DEPOSIT—0.9%
	1,000	Banco Bradesco SA 0.000%—01/24/2013[2]	1,000
	800	Barclays Bank plc 0.000%—12/16/2011	800
	1,100	Itaú Unibanco SA 1.636%—12/12/2011	1,098

			2,898

	REPURCHASE AGREEMENTS—0.7%
	900	Repurchase Agreement with Deutsche Bank dated October 31, 2011 due November 01, 2011 at 0.090% collateralized by U.S. Treasury Notes (market value $915)	900

9

Harbor Commodity Real Return Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS—Continued

SHORT-TERM INVESTMENTS—Continued
Principal Amount (000s)		Values (000s)

REPURCHASE AGREEMENTS—Continued
$1,094	Repurchase Agreement with State Street Corporation dated October 31, 2011 due November 01, 2011 at 0.010% collateralized by Federal National Mortgage Association (market value $1,121)	$1,094

		1,994

U.S. TREASURY BILLS—21.8%
200	U.S. Treasury Bills 0.005%—01/19/2012	200
320	0.008%—03/01/2012[9]	320
21,000	0.013%—03/08/2012	20,999
110	0.020%—02/23/2012	110
12,100	0.025%—03/15/2012	12,099
300	0.037%—04/05/2012	300
260	0.041%—03/29/2012	260

U.S. TREASURY BILLS—Continued
$26,300	0.043%—04/12/2012	$26,295
2,400	0.058%—04/26/2012	2,399
1,900	0.064%—05/03/2012	1,899
1,100	0.110%—10/18/2012	1,099

		65,980

TOTAL SHORT-TERM INVESTMENTS (Cost $70,872)		70,872

TOTAL INVESTMENTS—150.0% (Cost $450,195)		454,056

CASH AND OTHER ASSETS, LESS LIABILITIES—(50.0)%		(151,446)

TOTAL NET ASSETS—100.0%		$302,610

FUTURES CONTRACTS OPEN AT OCTOBER 31, 2011

Description	Number of Contracts	Aggregate Face Value (000s)	Expiration Date	Unrealized Appreciation/ (Depreciation) (000s)
Euribor Interest Rate-3 month (Buy)	2	€500	09/16/2013	$—
Euribor Interest Rate-3 month (Buy)	8	2,000	12/16/2013	(1)
Euribor Interest Rate-3 month (Buy)	13	3,250	03/17/2014	9
Euro-Bund Futures (Buy)	37	3,700	12/08/2011	22
Eurodollar Futures-CME 90 day (Buy)	33	$8,250	03/18/2013	46
Eurodollar Futures-CME 90 day (Buy)	86	21,500	06/17/2013	157
Eurodollar Futures-CME 90 day (Buy)	53	13,250	09/16/2013	74
Eurodollar Futures-CME 90 day (Buy)	138	34,500	12/16/2013	198
Gold Futures (Buy)	17	2	12/28/2011	(158)
Light Sweet Crude Oil Futures (Buy)	12	12	02/21/2012	92
Light Sweet Crude Oil Futures (Sell)	12	12	11/18/2011	(104)

				$335

FORWARD CURRENCY CONTRACTS OPEN AT OCTOBER 31, 2011

Currency	Counterparty	Market Value (000s)	Aggregate Face Value (000s)	Delivery Date	Unrealized Appreciation/ (Depreciation) (000s)
Australian Dollar (Sell)	Barclays Bank plc	$632	$585	11/10/2011	$(47)
Australian Dollar (Sell)	Deutsche Bank AG London	7,682	7,113	11/10/2011	(569)
Australian Dollar (Sell)	Royal Bank of Canada	737	692	11/10/2011	(45)
Brazilian Real (Buy)	Barclays Capital	181	188	11/03/2011	(7)
Brazilian Real (Buy)	HSBC Bank USA, N.A.	12	13	11/03/2011	(1)
Brazilian Real (Buy)	Morgan Stanley and Co. Inc.	12	13	11/03/2011	(1)
Brazilian Real (Buy)	Morgan Stanley and Co. Inc.	18	16	01/04/2012	2
Brazilian Real (Sell)	Deutsche Bank AG London	186	196	11/03/2011	10
Brazilian Real (Sell)	Morgan Stanley and Co. Inc.	18	16	11/03/2011	(2)
British Pound Sterling (Sell)	Barclays Bank plc	6,585	6,537	12/08/2011	(48)
British Pound Sterling (Sell)	Goldman Sachs International	1,176	1,146	12/08/2011	(30)
British Pound Sterling (Sell)	JP Morgan Chase Bank, N.A.	455	446	12/08/2011	(9)
British Pound Sterling (Sell)	Royal Bank of Canada	678	666	12/08/2011	(12)
British Pound Sterling (Sell)	UBS AG	29	28	12/08/2011	(1)
Canadian Dollar (Buy)	Royal Bank of Canada	1,101	1,091	11/17/2011	10
Chinese Yuan (Buy)	Barclays Capital	908	900	06/01/2012	8
Chinese Yuan (Buy)	Deutsche Bank AG London	549	538	02/13/2012	11
Euro Currency (Buy)	Barclays Bank plc	490	490	11/18/2011	—
Euro Currency (Buy)	Deutsche Bank AG London	356	368	11/18/2011	(12)
Euro Currency (Buy)	JP Morgan Chase Bank, N.A.	249	259	11/18/2011	(10)
Euro Currency (Buy)	JP Morgan Chase Bank, N.A.	235	233	11/18/2011	2
Euro Currency (Buy)	Royal Bank of Canada	315	307	11/18/2011	8

10

Harbor Commodity Real Return Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS—Continued

FORWARD CURRENCY CONTRACTS—Continued

Currency	Counterparty	Market Value (000s)	Aggregate Face Value (000s)	Delivery Date	Unrealized Appreciation/ (Depreciation) (000s)
Euro Currency (Buy)	UBS AG	$288	$300	11/18/2011	$(12)
Euro Currency (Sell)	Royal Bank of Canada	94	92	11/18/2011	(2)
Euro Currency (Sell)	Royal Bank of Scotland plc	33,684	34,822	11/18/2011	1,138
Indian Rupee (Buy)	JP Morgan Chase Bank	2,557	2,755	07/12/2012	(198)
Indian Rupee (Sell)	Barclays Capital	66	70	11/18/2011	4
Indian Rupee (Sell)	Barclays Capital	401	400	07/12/2012	(1)
Indonesian Rupiah (Buy)	Deutsche Bank AG	45	46	01/31/2012	(1)
Indonesian Rupiah (Buy)	HSBC Bank USA, N.A.	46	47	01/31/2012	(1)
Indonesian Rupiah (Buy)	UBS AG	109	111	01/31/2012	(2)
Indonesian Rupiah (Buy)	UBS AG	518	517	01/31/2012	1
Japanese Yen (Sell)	Deutsche Bank AG London	718	731	01/13/2012	13
Malaysian Ringgit (Buy)	JP Morgan Chase Bank	727	739	04/23/2012	(12)
Mexican Peso (Buy)	HSBC Bank USA, N.A.	769	765	03/15/2012	4
Mexican Peso (Buy)	Morgan Stanley and Co. Inc.	883	1,005	11/18/2011	(122)
Mexican Peso (Sell)	HSBC Bank USA, N.A.	778	773	11/18/2011	(5)
Mexican Peso (Sell)	Morgan Stanley and Co. Inc.	84	80	11/18/2011	(4)
Mexican Peso (Sell)	UBS AG	21	20	11/18/2011	(1)
Philippine Peso (Buy)	Barclays Capital	510	491	11/15/2011	19
Philippine Peso (Buy)	JP Morgan Chase Bank	462	455	03/15/2012	7
Singapore Dollar (Buy)	Royal Bank of Scotland plc	319	331	12/09/2011	(12)
Singapore Dollar (Buy)	UBS AG	1,206	1,256	12/09/2011	(50)
South Korean Won (Buy)	JP Morgan Chase Bank	3,010	3,140	11/14/2011	(130)
South Korean Won (Sell)	Barclays Capital	418	400	11/14/2011	(18)
South Korean Won (Sell)	Morgan Stanley and Co. Inc.	815	770	11/14/2011	(45)

					$(173)

SWAP AGREEMENTS OPEN AT OCTOBER 31, 2011

TOTAL RETURN SWAPS ON INDICES

Counterparty	Floating Rate	Pay/Receive Floating Rate	Index	Expiration Date	Notional Amount (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Barclays Bank plc	U.S. Treasury Bill	Pay	Dow Jones-UBS Commodity Index Total Return	11/28/2011	$12,810	$(113)
Barclays Bank plc	U.S. Treasury Bill	Pay	Dow Jones-UBS Commodity Index Total Return	11/28/2011	27,110	(244)
Credit Suisse International	U.S. Treasury Bill	Pay	Dow Jones-UBS Commodity Index Total Return	11/28/2011	12,680	(116)
Deutsche Bank AG	U.S. Treasury Bill	Pay	Dow Jones-UBS Commodity Index Total Return	11/28/2011	32,190	(294)
Goldman Sachs Bank USA	U.S. Treasury Bill	Pay	Dow Jones-UBS Commodity Index Total Return	11/28/2011	22,010	(201)
Goldman Sachs Bank USA	U.S. Treasury Bill	Pay	Dow Jones-UBS Commodity Index Total Return	11/28/2011	27,040	(245)
JP Morgan Chase Bank, N.A.	U.S. Treasury Bill	Pay	Dow Jones-UBS Commodity Index Total Return	11/28/2011	10,520	(92)
JP Morgan Chase Bank, N.A.	U.S. Treasury Bill	Pay	Dow Jones-UBS Commodity Index Total Return	11/28/2011	37,780	(308)
Morgan Stanley Capital Services LLC	U.S. Treasury Bill	Pay	Dow Jones-UBS Commodity Index Total Return	11/28/2011	2,610	(24)
Morgan Stanley Capital Services LLC	U.S. Treasury Bill	Pay	Dow Jones-UBS Commodity Index Total Return	11/28/2011	47,140	(431)
Morgan Stanley Capital Services LLC	U.S. Treasury Bill	Pay	Dow Jones-UBS Commodity Index Total Return	11/28/2011	26,170	(240)
Morgan Stanley Capital Services LLC	U.S. Treasury Bill	Pay	Dow Jones-UBS Commodity Index Total Return	11/28/2011	34,940	(320)
UBS AG	U.S. Treasury Bill	Pay	Dow Jones-UBS Commodity Index Total Return	11/28/2011	8,890	(81)

Total Return Swaps on Indicies						$(2,709)

TOTAL RETURN SWAPS ON COMMODITIES

Counterparty	Reference Entity	Pay/Receive Fixed Price	Fixed Price per Unit	Expiration Date	Number of Units	Unrealized Appreciation/ (Depreciation) (000s)
Deutsche Bank AG	Corn Futures November 2011	Pay	$680.250	11/28/2011	50,000	$17
Deutsche Bank AG	Gold 100 OZ Futures December 2011	Pay	1,677.000	11/29/2011	160	(8)
Deutsche Bank AG	Gold 100 OZ Futures December 2011	Pay	1,711.300	11/29/2011	160	(2)
Barclays Bank plc	Heating Oil Nymex WTI	Pay	5.250	12/31/2012	12	(3)
Barclays Bank plc	Heating Oil Nymex WTI	Pay	5.450	12/31/2012	12	(1)
Deutsche Bank AG	Natural Gas Futures December 2019	Pay	7.200	12/31/2019	24,000	(10)
Deutsche Bank AG	Platinum Futures December 2011	Pay	1,574.450	12/29/2011	320	10
Deutsche Bank AG	Soybean Futures March 2012	Pay	1,230.000	02/24/2012	20,000	(1)
Barclays Bank plc	West Texas Intermediate Heating Oil Nymex	Pay	0.000	12/31/2012	24,000	(12)
Barclays Bank plc	West Texas Intermediate Heating Oil Nymex	Pay	5.150	12/31/2012	12,000	(5)

11

Harbor Commodity Real Return Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS—Continued

SWAP AGREEMENTS—Continued

TOTAL RETURN SWAPS ON COMMODITIES—Continued

Counterparty	Reference Entity	Pay/Receive Fixed Price	Fixed Price per Unit	Expiration Date	Number of Units	Unrealized Appreciation/ (Depreciation) (000s)
Barclays Bank plc	West Texas Intermediate Heating Oil Nymex	Pay	$4.150	12/31/2012	6,000	$11
Barclays Bank plc	West Texas Intermediate Heating Oil Nymex	Pay	19.900	12/31/2012	2,400	(5)
Barclays Bank plc	West Texas Intermediate Heating Oil Nymex	Pay	15.650	12/31/2012	7,200	(13)
Barclays Bank plc	West Texas Intermediate Heating Oil Nymex	Pay	(7.635)	12/31/2012	8,400	8

Total Return Swaps on Commodities						$(14)

VARIANCE SWAPS ON COMMODITIES

Counterparty	Reference Assets	Pay/Receive Variance[f]	Initial Volatility Strike	Expiration Date	Notional Amount (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Deutsche Bank AG	Brent Crude Oil Futures December 2011	Pay	$0.102	11/10/2011	$1,000	$7
Deutsche Bank AG	London Gold Mkt Fix Ltd.	Pay	0.039	01/18/2012	170	(7)
Goldman Sachs International	London Gold Mkt Fix Ltd.	Pay	0.081	11/11/2011	280	6
JP Morgan Chase Bank, N.A.	London Gold Mkt Fix Ltd.	Pay	0.046	11/02/2011	680	(37)
JP Morgan Chase Bank, N.A.	London Gold Mkt Fix Ltd.	Pay	0.038	01/13/2012	480	(19)
Societe Generale Paris	London Gold Mkt Fix Ltd.	Pay	0.038	01/18/2012	160	(7)
Deutsche Bank AG	West Texas Intermediate Crushing Crude Oil	Pay	0.102	11/10/2011	1,000	26
Deutsche Bank AG	West Texas Intermediate Crushing Crude Oil	Pay	0.214	11/17/2011	60	3

Variance Swaps on Commodities						$(28)

CREDIT DEFAULT SWAPS

Counterparty	Reference Entity	Buy/ Sell[a,b]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[c]	Market Value[d] (000s)	Upfront Premium Paid/(Received) (000s)	Notional Amount[e] (000s)	Unrealized Appreciation/ (Depreciation) (000s)
BNP Paribas S.A.	Centex Corporation Senior Bond 5.250% due 06/15/2015	Buy	1.000	6/20/2014	2.674%	$37	(12)	$900	$49
Morgan Stanley Capital Services LLC	Credit Agricole S.A. Senior Bond 5.065% due 08/10/2022	Buy	1.000	3/20/2014	1.930	43	61	2,000	(18)
Deutsche Bank AG	Dow Jones CDX Emerging Markets Index Series 14, 0.037%	Sell	5.000	12/20/2015	2.471	19	30	200	(11)
UBS AG	Dow Jones CDX Emerging Markets Index Series 14, 0.037%	Sell	5.000	12/20/2015	2.471	19	29	200	(10)
Barclays Bank plc	Dow Jones CDX Emerging Markets Index Series 15, 0.037%	Sell	5.000	6/20/2016	2.578	165	207	1,600	(42)
Barclays Bank plc	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	6/20/2015	1.121	(4)	(18)	1,000	14
HSBC Bank USA, N.A.	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	6/20/2015	1.121	(4)	(10)	900	6
Bank of America N.A.	French Republic 4.250% due 04/25/2019	Sell	0.250	12/20/2015	1.607	(5)	(2)	100	(3)
Barclays Bank plc	French Republic 4.250% due 04/25/2019	Sell	0.250	12/20/2015	1.607	(5)	(2)	100	(3)
Deutsche Bank AG	French Republic 4.250% due 04/25/2019	Sell	0.250	6/20/2015	1.525	(9)	(7)	200	(2)
Morgan Stanley Capital Services LLC	French Republic 4.250% due 04/25/2019	Sell	0.250	6/20/2016	1.690	(31)	(22)	500	(9)
Royal Bank of Scotland plc	French Republic 4.250% due 04/25/2019	Sell	0.250	12/20/2015	1.607	(16)	(6)	300	(10)
Goldman Sachs Bank USA	Government of Japan 2.000% due 03/21/2022	Sell	1.000	12/20/2015	1.607	4	14	700	(10)
HSBC Bank USA, N.A.	Government of Japan 2.000% due 03/21/2022	Sell	1.000	6/20/2016	0.938	5	(10)	1,700	15
Royal Bank of Scotland plc	Government of Japan 2.000% due 03/21/2022	Sell	1.000	12/20/2015	0.853	1	3	100	(2)
Bank of America N.A.	International Lease Finance Corporation 5.550% due 09/05/2012	Buy	5.000	9/20/2013	5.676	6	(13)	500	19

12

Harbor Commodity Real Return Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS—Continued

SWAP AGREEMENTS—Continued

CREDIT DEFAULT SWAPS—Continued

Counterparty	Reference Entity	Buy/ Sell[a,b]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[c]	Market Value[d] (000s)	Upfront Premium Paid/(Received) (000s)	Notional Amount[e] (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Goldman Sachs Bank USA	International Lease Finance Corporation 5.550% due 09/05/2012	Buy	5.000	3/20/2012	4.251%	$(2)	57	$800	$(59)
Bank of America N.A.	International Lease Finance Corporation Senior Bond 8.250% due 12/15/2020	Sell	5.000	6/20/2016	6.189	(42)	(68)	1,000	26
Deutsche Bank AG	Limited Brands, Inc. Senior Bond 6.900% due 07/15/2017	Buy	1.000	9/20/2017	2.260	67	54	1,000	13
JP Morgan Chase Bank, N.A.	Petroleo Brasileira S.A. Petrobras 8.375% due 12/10/2018	Sell	1.000	9/20/2015	1.394	(4)	(8)	300	4
Bank of America N.A.	United Kingdom of Great Britain and Northern Ireland 4.250% due 06/07/2032	Sell	1.000	6/20/2015	0.595	7	5	500	2
Deutsche Bank AG	United Kingdom of Great Britain and Northern Ireland 4.250% due 06/07/2032	Sell	1.000	12/20/2015	0.669	1	2	100	(1)

Credit Default Swaps									$(32)

INTEREST RATE SWAPS

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000s)		Unrealized Appreciation/ (Depreciation) (000s)
BNP Paribas S.A.	Brazil Cetip Interbank Deposit	Pay	11.880%	01/02/2013	R$	600	$13
Goldman Sachs Bank USA	Brazil Cetip Interbank Deposit	Pay	11.670	01/02/2012		2,000	21
Goldman Sachs Bank USA	Brazil Cetip Interbank Deposit	Pay	11.890	01/02/2013		3,000	51
HSBC Bank USA, N.A.	Brazil Cetip Interbank Deposit	Pay	11.140	01/02/2012		600	5
HSBC Bank USA, N.A.	Brazil Cetip Interbank Deposit	Pay	11.360	01/02/2012		300	2
HSBC Bank USA, N.A.	Brazil Cetip Interbank Deposit	Pay	11.670	01/02/2012		800	9
HSBC Bank USA, N.A.	Brazil Cetip Interbank Deposit	Pay	11.890	01/02/2013		700	11
JP Morgan Chase Bank, N.A.	Brazil Cetip Interbank Deposit	Pay	12.170	01/02/2013		300	5
Morgan Stanley Capital Services LLC	Brazil Cetip Interbank Deposit	Pay	11.290	01/02/2012		2,500	—
Morgan Stanley Capital Services LLC	Brazil Cetip Interbank Deposit	Pay	11.600	01/02/2012		1,700	21
Morgan Stanley Capital Services LLC	Brazil Cetip Interbank Deposit	Pay	11.630	01/02/2012		1,300	8
Morgan Stanley Capital Services LLC	Brazil Cetip Interbank Deposit	Pay	11.980	01/02/2013		500	9
UBS AG	Brazil Cetip Interbank Deposit	Pay	12.070	01/02/2013		200	5
Deutsche Bank AG	British Bankers’ Association LIBOR USD 3-Month	Receive	4.000	12/21/2041		$900	(8)
BNP Paribas S.A.	French Consumer Price Index Ex Tobacco Index	Pay	1.850	10/15/2016		€1,000	(14)

Interest Rate Swaps							$138

Total Swaps							$(2,645)

WRITTEN OPTIONS OPEN AT OCTOBER 31, 2011

Description	Number of Shares/Contracts	Strike Price/Rate	Expiration Date	Value (000s)
Forward Volatility Swaption 1 year (Call)	(2,200,000)	1.09%	11/14/2011	$(26)
Interest Rate Swap Option 1 year (Call)	(1,900,000)	0.80	10/11/2012	(6)
Interest Rate Swap Option 1 year (Put)	(1,900,000)	0.80	10/11/2012	(3)
Interest Rate Swap Option 1 year (Put)	(2,100,000)	1.00	11/19/2012	(3)
Interest Rate Swap Option 2 year (Call)	(2,000,000)	1.06	10/11/2012	(16)
Interest Rate Swap Option 2 year (Put)	(2,000,000)	1.06	10/11/2012	(6)
Interest Rate Swap Option 2 year (Put)	(9,400,000)	2.25	09/24/2012	(7)
Interest Rate Swap Option 3 year (Put)	(6,200,000)	3.00	06/18/2012	(2)
Interest Rate Swap Option 5 year (Put)	(7,800,000)	2.00	09/24/2012	(92)
Interest Rate Swap Option 5 year (Put)	(4,500,000)	2.00	10/11/2012	(54)
Interest Rate Swap Option 10 year (Call)	(1,400,000)	3.00	11/14/2011	(88)
Interest Rate Swap Option 10 year (Put)	(1,400,000)	3.75	11/14/2011	—
Commodity-Crude Oil Futures (Call)	(18)	$140.00	11/11/2013	(56)

13

Harbor Commodity Real Return Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS—Continued

WRITTEN OPTIONS—Continued

Description	Number of Shares/Contracts	Strike Price/Rate	Expiration Date	Value (000s)
Commodity-Crude Oil Futures (Call)	(27)	$160.00	11/10/2015	$(66)
Commodity-Crude Oil Futures (Put)	(6)	80.00	03/12/2012	(12)
Gold Futures Option (Call)	(6)	1,750.00	11/22/2011	(17)
Gold Futures Option (Call)	(5)	2,000.00	11/22/2011	(1)
Gold Futures Option (Put)	(3)	1,600.00	11/22/2011	(2)
Platinum & Palladium Futures (Put)	(200)	1,565.00	08/06/2012	(30)
Platinum & Palladium Futures (Put)	(100)	1,650.00	08/08/2012	(20)

Written options outstanding, at value (premiums received of $738)				$(507)

FAIR VALUE MEASUREMENTS

The following table summarizes the Fund’s investments as of October 31, 2011 based on the inputs used to value them.

Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Investments in Securities
Asset-Backed Securities	$—	$30,551	$—	$30,551
Bank Loan Obligations	—	2,800	—	2,800
Collateralized Mortgage Obligations	—	12,722	—	12,722
Corporate Bond & Notes	—	59,281	—	59,281
Foreign Government Obligations	—	17,227	—	17,227
Mortgage Pass-Through	—	5,048	—	5,048
Purchased Options	3	330	—	333
U.S. Government Obligations	—	255,222	—	255,222
Short-Term Investments
Certificates of Deposit	—	2,898	—	2,898
Repurchase Agreements	—	1,994	—	1,994
U.S. Treasury Bills	—	65,980	—	65,980

Total Investments in Securities	$3	$454,053	$—	$454,056

Investments in Other Financial Instruments
Forward Currency Contracts	—	(173)	—	(173)
Futures Contracts	335	—	—	335
Options-Written	—	(507)	—	(507)
Swap Agreements	—	(2,645)	—	(2,645)

Total Investments in Other Financial Instruments	$335	$(3,325)	$—	$(2,990)

Total Investments	$338	$450,728	$—	$451,066

The following is a reconciliation of the Fund’s Level 3 investments during the period ended October 31, 2011.

Valuation Description	Beginning Balance at 11/01/2010 (000s)	Purchases (000s)	Sales (000s)	Accrued Discount/ (Premium) (000s)	Total Realized Gain/ (Loss)[w] (000s)	Change in Unrealized Appreciation/ (Depreciation)[w] (000s)	Transfers In Level 3 (000s)	Transfers Out of Level 3 (000s)	Ending Balance as of 10/31/2011 (000s)
Asset-Backed Securities	$1,255	$—	$—	$—	$—	$(8)	$—	$(1,247)[g]	$—
Swap Agreements	—	4,500	(4,378)	—	(122)	—	—	—	—

	$1,255	$4,500	$(4,378)	$—	$(122)	$(8)	$—	$(1,247)	$—

There were no significant transfers between levels during the year.

For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

14

Harbor Commodity Real Return Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS—Continued

1	Floating rate security. The stated rate represents the rate in effect at October 31, 2011.

2	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service in accordance with Harbor Funds Valuation Procedures. At October 31, 2011, these securities were valued at $49,968 or 16% of net assets.

3	Step coupon security.

4	Variable rate security. The stated rate represents the rate in effect at October 31, 2011.

5	MTN after the name of a security stands for Medium Term Note.

6	Zero coupon bond.

7	Inflation-protected securities (IPS) are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.

8	REMICs are CMOs which can hold mortgages secured by any type of real property and issue multiple-class securities backed by those mortgages.

9	At October 31, 2011, a portion of securities held by the Fund were pledged to cover margin requirements for open future contracts, written options on futures contracts and swap options. (See Note 2 to the Financial Statements.) The securities pledged had an aggregate market value of $125,307 or 41% of net assets.

a	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

b	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

c	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identifìed as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

d	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profìt) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

e	The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defìned under the terms of that particular swap agreement.

f	At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Fund would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike price. As a payer of the realized price variance, the Fund would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike price.

g	Transferred from Level 3 to Level 2 due to availability of observable market data for pricing input.

w	The amounts in this category are included in the “Realized and Change in Unrealized Gain/(Loss) on Investment Transactions” section of the Statement of Operations.

y	Amount represents Index Value.

AUD$	Australian Dollar.

R$	Brazilian Real

£	British Pound.

CAD$	Canadian Dollar.

€	Euro.

The accompanying notes are an integral part of the Financial Statements.

15

Harbor Unconstrained Bond Fund

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER

Pacific Investment Management Company LLC (“PIMCO”)

840 Newport Center Drive

P. O. Box 6430

Newport Beach, CA

92658-6430

PORTFOLIO MANAGER

Chris Dialynas

Since 2010

PIMCO has subadvised the Fund since its inception in 2010.

INVESTMENT GOAL

Total return

PRINCIPAL STYLE
CHARACTERISTICS

Broad range of fixed income instruments without benchmark constraints or significant sector/ instrument limitations

Chris Dialynas

Management’s Discussion of

Fund Performance

MARKET REVIEW

Heightened levels of uncertainty and volatility characterized fixed income markets for the 2011 fiscal year, and policymakers around the world continued to have significant impact. Monetary and fiscal stimulus, including the Federal Reserve’s announcement of a second round of quantitative easing in November 2010, the Fed’s language indicating its intent to maintain a low rate environment, and tax-relief legislation passed by the U.S. Congress gave a boost to riskier asset classes and pushed interest rates to rise across the yield curve during the beginning of the fiscal year.

Starting from first quarter of calendar 2011, commodity prices rose amid political upheaval in the Middle East and the devastating earthquake and tsunami followed by nuclear crisis in Japan. Bond markets posted positive returns given the slow pace of world economic recovery. The volatility intensified during the second half of the fiscal year in the wake of a series of negative developments, including Standard & Poor’s downgrade of the U.S. credit rating, the sovereign debt crisis in Europe, and disappointing economic data around the world. During this period, the market experienced a massive sell-off in risky assets and a flight to quality. In addition, “Operation Twist” (exchanging $400 billion in short-term bonds for longer term securities), announced by the Fed in September 2011, further fueled the rally in Treasurys.

PERFORMANCE

The Harbor Unconstrained Bond Fund returned -0.74% (Institutional Class) and -0.93% (Administrative Class) for the year ended October 31, 2011. For the same period, the BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index returned 0.27%, and the Barclays Capital U.S. Aggregate Bond Index returned 5.00%.

The following is a summary of the portfolio’s main contributors and detractors.

•	Tactical duration positioning detracted from returns, as the 10-year Treasury yield rose early in the period and fell sharply during the rest of the year.

•	Duration exposure in Australia and core Europe helped performance, as interest rates fell in those markets.

•	Exposure to investment-grade corporate securities, especially financials, during most of the period hurt performance, as the sector underperformed Treasurys of comparable duration.

•	Exposure to agency mortgages was negative for performance, as the mortgage sector underperformed like-duration Treasurys.

•	An allocation to municipal bonds, especially Build America Bonds, was positive for performance, as this sector outperformed Treasurys of comparable duration.

•	Exposure to emerging-markets local debt was a contributor to returns, as local interest rates in these markets fell.

16

Harbor Unconstrained Bond Fund

MANAGER’S COMMENTARY—Continued

TOP TEN ISSUERS (% of net assets)
Federal National Mortgage Association	26.1%
U.S. Treasury	26.3%
Australia Government	7.1%
Avoca Capital	2.3%
Canadian Government	2.3%
Springleaf Financial Corporation	2.0%
JPMorgan Chase & Co.	1.9%
DigitalGlobe Inc.	1.8%
Washington Mutual Mortgage Pass Through Certificates	1.8%
Electronic Arts Inc.	1.5%

OUTLOOK AND STRATEGY

We expect the global economy to slow to a 1% to 1.5% real growth rate over the next year, with developed-market growth flattening out and emerging-market growth tracking lower to 4.5% to 5%. Developed-market growth should continue to be challenged by consumer deleveraging and an accelerated push towards government contraction. In the U.S., this means reduced spending at federal, state, and local levels. In Europe, it means more austerity in peripheral and, to a lesser extent, core countries. In emerging markets, policymakers’ ability to counterbalance the developed-world slowdown will likely be limited.

We plan to position the portfolio defensively in order to mitigate risks of default and permanent losses arising from heightened recession risk, especially in Europe. We will continue to look for sources of high-quality yield and seek to recover any recent underperformance as wider risk premiums in fixed income markets normalize over time.

•

We intend to overweight duration in anticipation of continued interest rate volatility as global economies slow. Our focus will be on high-quality sources of duration in the U.S. but also in Germany, Canada, Australia, Brazil, and Mexico.

•

We will look to maintain an underweight to Treasury Inflation-Protected Securities (TIPS) in expectation that weak economic growth will encourage the Fed to keep short-term real yields low. We plan to overweight long-maturity TIPS to capture positive real yields.

•	We plan to hold non-agency mortgages and commercial mortgage-backed securities that have senior positions in the capital structure and are another source of attractive yield.

•

We plan to trim exposures in corporate bonds overall, looking to shift toward emerging-market sovereign and corporate credits, U.S. municipals, and agency and non-agency mortgages. We will focus reductions on positions that pose the risk of permanent loss, such as our modest holdings of European banks and financials. We anticipate remaining positive on the financial sector as a whole, however, and expect that holdings of non-European global banks have the potential to recover from recent underperformance. These credits could perform well in the event that the global economy grows faster than our expectations over the next year.

•

We plan to retain exposure to select corporate and quasi-sovereign bonds in high-quality emerging economies such as Brazil, Mexico, and Russia. We also plan to take exposure to relatively high nominal and real local interest rates in Brazil and Mexico.

•

In light of heightened market volatility and slower global growth, we expect to reduce currency exposure to commodity-intensive economies such as Australia, Brazil, and Canada. We will look to focus our exposures on China and satellite emerging Asian currencies, where we believe currency appreciation is likely to be an important tool for containing inflation and building out the consumer sector.

This report contains the current opinions of Pacific Investment Management Company LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Employing an unconstrained investment approach, the Fund may be exposed to certain types of securities, credit qualities, maturities, countries and regions not reflected in other fixed income indices. For example, high-yield, or below investment grade, securities carry a higher degree of credit risk, and may be speculative and more volatile. Investing in emerging markets may entail risk due to foreign economic and political developments. Also, foreign currency exposure can entail significant volatility and this may be amplified with the currencies of developing countries. As a result, investors considering an investment in the Fund should be prepared to accept significant volatility in the Fund’s performance, particularly over shorter time periods, due to the unconstrained nature of the Fund’s investment approach.

17

Harbor Unconstrained Bond Fund

FUND SUMMARY—October 31, 2011 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2032

Cusip	411512817

Ticker	HAUBX

Inception Date	04/01/2010

Net Expense Ratio	1.05%[a]

Total Net Assets (000s)	$25,922

ADMINISTRATIVE CLASS

Fund #	2232

Cusip	411512791

Ticker	HRUBX

Inception Date	04/01/2010

Net Expense Ratio	1.30%[a]

Total Net Assets (000s)	$944

PORTFOLIO STATISTICS

Average Market Coupon	3.61%

Yield to Maturity	2.63%

Current 30-Day Yield (Institutional Class)	3.59%

Weighted Average Maturity	1.45 years

Weighted Average Duration	1.71 years

Portfolio Turnover Rate (Year Ended 10/31/2011)	1,067%

MATURITY PROFILE (% of investments)

0 to 1 yr.	78.00%

>1 to 5	16.00%

>5 to 10	4.00%

>10 to 15	-4.00%

>15 to 20	1.00%

>20 to 25	0.00%

>25 yrs.	5.00%

FUND PERFORMANCE

The graph compares a $10,000 investment in the Fund with the performance of the BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index and Barclays Capital U.S. Aggregate Bond Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

CHANGE IN A $10,000 INVESTMENT

For the period 11/01/2010 through 10/31/2011

Total Returns For the periods ended 10/31/2011
Harbor Unconstrained Bond Fund
Institutional Class	-0.74%	N/A	2.22%	04/01/2010	$10,355
Administrative Class	-0.93%	N/A	1.96%	04/01/2010	$10,313
Comparative Indices
BofA Merrill Lynch USD LIBOR 3-Month Constant Maturity	0.27%	N/A	0.32%	—	$10,050
Barclays Capital U.S. Aggregate Bond	5.00%	N/A	7.26%	—	$11,175

As stated in the Fund’s current prospectus, the expense ratios were 1.05% (Net) and 5.60% (Gross) (Institutional Class); and 1.30% (Net) and 5.85% (Gross) (Administrative Class). The net expense ratios are contractually capped until 02/29/2012. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower.

a	Reflective of a contractual expense cap effective through February 29, 2012.
b	Annualized.

18

Harbor Unconstrained Bond Fund

PORTFOLIO OF INVESTMENTS—October 31, 2011

Total Investments (% of net assets)

(Excludes net cash, short-term investments, and derivative positions of -7.5%)

ASSET-BACKED SECURITIES—5.8%
Principal Amount (000s)		Value (000s)

€484	Avoca Capital Series III-X Cl. A 1.974%—09/15/2021	$620
$100	Countrywide Asset-Backed Certificates Series 2006-1 Cl. AF5 5.884%—07/25/2036[1]	42
199	Credit-Based Asset Servicing and Securitization LLC Series 2007-CB3 Cl. A4 5.419%—03/25/2037[1]	69
199	Series 2007-CB3 Cl. A3 5.419%—03/25/2037[1]	68

		137

82	Indymac Residential Asset Backed Trust Series 2007-B Cl. 2A2 0.405%—07/25/2037[2]	39
100	Morgan Stanley ABS Capital I Series 2007-NC1 Cl. A2C 0.385%—11/25/2036[2]	32
90	Ownit Mortgage Loan Asset Backed Certificates Series 2006-4 Cl. A2C 0.395%—05/25/2037[2]	46
74	Plymouth Rock CLO Ltd. Series 2010-1A Cl. A 1.790%—02/16/2019[2,3]	73
82	Securitized Asset Backed Receivables LLC Trust Series 2004-OP1 Cl. M1 1.010%—02/25/2034[2]	60
81	SLC Student Loan Trust Series 2009-AA Cl. A 4.750%—06/15/2033[2,3]	81
182	SLM Student Loan Trust Series 2010-A Cl. 2A 3.493%—05/16/2044[2,3]	188
98	Series 2009-B Cl. A1 6.243%—07/15/2042[2,3]	92

		280

100	Stone Tower Capital LLC Series 2007-6A Cl. A1 0.633%—04/17/2021[2,3]	91
83	Structured Asset Investment Loan Trust Series 2005-8 Cl. A4 0.605%—10/25/2035[2]	57

TOTAL ASSET-BACKED SECURITIES (Cost $1,686)		1,558

$600	Springleaf Financial Corporation Term Loan 5.500%—05/28/2017[2]	$553
100	Terex Corporation Term Loan 6.000%—04/28/2017[2]	100
€100	6.032%—04/28/2017[2]	135

		235

TOTAL BANK LOAN OBLIGATIONS (Cost $838)		788

COLLATERALIZED MORTGAGE OBLIGATIONS—6.5%
$57	American Home Mortgage Assets Series 2006-2 Cl.1A1 1.190%—09/25/2046[2]	27
€186	Arran Residential Mortgages Funding plc Series 2011-1A Cl. A1B 2.735%—11/19/2047[2,3]	258
$40	Banc of America Alternative Loan Trust Series 2003-2 Cl. CB1 5.750%—04/25/2033	42
100	Banc of America Funding Corporation Series 2007-D Cl. 1A4 0.475%—06/20/2047[2]	68
23	Series 2004-A Cl. 4A1 2.847%—06/20/2032[4]	21

		89

96	BCAP LLC Trust Series 2011 Cl. RR5 5.250%—06/26/2036[3]	82
64	Bear Stearns Adjustable Rate Mortgage Trust Series 2005-5 Cl. A2 2.250%—08/25/2035[2]	59
17	Series 2004-10 Cl. 15A1 2.700%—01/25/2035[2]	15
39	Series 2005-1 Cl. 4A1 5.244%—03/25/2035[4]	35

		109

94	Citigroup Mortgage Loan Trust Inc. Series 2005-3 Cl. 1A1 1.878%—08/25/2035[2]	70
£117	Granite Mortgages plc Series 2004-3 Cl. 3A2 1.305%—09/20/2044[2]	182
€13	Series 2003-3 Cl. 2A 1.959%—01/20/2044[2]	18

		200

$32	Impac CMB Trust Series 2004-4 Cl. 1A1 0.885%—09/25/2034[2]	23
15	Indymac Index Mortgage Loan Trust Series 2004-Cl. AR6 5A1 2.587%—10/25/2034[4]	13
60	JP Morgan Alternative Loan Trust Series 2006-A3 Cl. 1A3 0.395%—07/25/2036[2]	50
12	MASTR Adjustable Rate Mortgages Trust Series 2004-4 Cl. 3A1 2.275%—05/25/2034[4]	10
100	Structured Asset Securities Corporation Series 2005-16 Cl. 1A2 5.500%—09/25/2035	87

19

Harbor Unconstrained Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

COLLATERALIZED MORTGAGE OBLIGATIONS—Continued
Principal Amount (000s)			Value (000s)

	$44	Thornburg Mortgage Securities Trust Series 2007-1 Cl. A3A 0.345%—03/25/2037[2]	$43
	124	Wachovia Bank Commercial Mortgage Trust Series 2007-WHL8 Cl. A1 0.323%—06/15/2020[2,3]	110
	9	Series 2006-C29 Cl. A2 5.275%—11/15/2048	9

			119

	17	Washington Mutual Mortgage Pass Through Certificates Series 2005-AR6 Cl. 2A1A 0.475%—04/25/2045[2]	13
	96	Series 2005-AR15 Cl. A1A2 0.525%—11/25/2045[2]	66
	75	Series 2005-AR9 Cl. A1A 0.565%—07/25/2045[2]	55
	171	Series 2007-HY3 Cl. 2A1 5.308%—03/25/2037[2]	127
	315	Series 2007-HY4 Cl. 3A1 5.594%—04/25/2037[2]	255

			516

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $1,832)		1,738

CONVERTIBLE BONDS—2.6%
	400	Electronic Arts Inc. 0.750%—07/15/2016[3]	409
	300	Transocean Inc. 1.500%—12/15/2037	293

	TOTAL CONVERTIBLE BONDS (Cost $695)		702

CONVERTIBLE PREFERRED STOCKS—0.0%
	(Cost $5)
Shares
	ELECTRIC UTILITIES—0.0%
	100	PPL Corporation 9.500%—07/01/2013	6

CORPORATE BONDS & NOTES—20.2%
Principal Amount (000s)
	$100	Abbey National Treasury Services plc 4.000%—04/27/2016	96
	100	Ally Financial Inc. 3.751%—06/20/2014[2]	94
	200	Banco Santander Brazil SA MTN[5] 2.450%—03/18/2014[2,3]	191
	100	Bank of America Corporation 6.500%—08/01/2016	104
	100	Banque PSA Finance 2.274%—04/04/2014[2,3]	92
	100	Barclays Bank plc 1.438%—01/13/2014[2]	96
	300	CIT Group Inc. 7.000%—05/01/2015	300
	50	Countrywide Financial Corporation MTN[5] 5.800%—06/07/2012	51

	$500	DigitalGlobe Inc. 10.500%—05/01/2014[3]	$498
	100	Ford Motor Credit Co. LLC 7.500%—08/01/2012	103
	€100	Goldman Sachs Group Inc. 1.883%—05/23/2016[2]	119
	$100	Goldman Sachs Group Inc. MTN[5] 5.375%—03/15/2020	102
	100	7.500%—02/15/2019	113

			215

	100	Hewlett-Packard Co. 0.588%—05/24/2013[2]	99
	300	HSBC Bank plc 3.100%—05/24/2016[3]	303
	100	HSBC Holdings plc 5.100%—04/05/2021	108
	100	International Lease Finance Corporation 6.500%—09/01/2014[3]	104
	300	International Lease Finance Corporation MTN[5] 6.375%—03/25/2013	302
	100	Intesa Sanpaolo SpA MTN[5] 6.500%—02/24/2021[3]	92
	100	JPMorgan Chase & Co. 3.450%—03/01/2016	102
	400	4.625%—05/10/2021	411

			513

	£100	LBG Capital No.1 plc 7.869%—08/25/2020	135
	$100	MetLife Institutional Funding II 1.274%—04/04/2014[2,3]	100
	100	Morgan Stanley 5.750%—01/25/2021	99
	100	Morgan Stanley MTN[5] 7.300%—05/13/2019	107
	200	National Australia Bank Ltd. 1.111%—04/11/2014[2,3]	199
	100	Reynolds Group Issuer Inc. 6.875%—02/15/2021[3]	102
	€100	Royal Bank of Scotland plc 5.625%—08/24/2020	102
	$100	Royal Bank of Scotland plc MTN[5] 5.500%—03/23/2020	131
	300	SLM Corporation MTN[5] 0.718%—01/27/2014[2]	272
	200	SSIF Nevada LP 1.101%—04/14/2014[2,3]	200
	300	UBS AG MTN[5] 5.875%—12/20/2017	329
	100	Volkswagen International Finance NV 1.875%—04/01/2014[3]	101
	50	Wynn Las Vegas LLC 7.750%—08/15/2020	55

	TOTAL CORPORATE BONDS & NOTES (Cost $5,478)		5,412

FOREIGN GOVERNMENT OBLIGATIONS—12.3%
AUD$	200	Australia Government Bond 4.750%—06/15/2016	217
	400	5.250%—03/15/2019	446
	900	5.500%—12/15/2013-04/21/2023	1,008
	200	5.750%—07/15/2022	231

			1,902

20

Harbor Unconstrained Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

FOREIGN GOVERNMENT OBLIGATIONS—Continued
Principal Amount (000s)			Value (000s)

	€200	Bundesrepublik Deutschland 4.250%—07/04/2018	$324
CAD$	100	Canadian Government Bond 1.500%—12/01/2012	101
	200	1.750%—03/01/2013	203
	300	2.750%—09/01/2016	317

			621

MEX$	930	Mexican Bonos 6.500%—06/10/2021	72
	1,800	10.000%—12/05/2024	177

			249

	$200	Province of Quebec Canada 2.750%—08/25/2021	197

	TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $3,284)		3,293

MORTGAGE PASS-THROUGH—28.4%
	19	Federal Home Loan Mortgage Corp. REMIC[6] 0.593%—12/15/2030[2]	19
	11	5.500%—03/15/2017	11

			30

	26	Federal National Mortgage Association 2.333%—07/01/2032[2]	27
	3,434	3.500%—02/01/2026-11/01/2040	3,552
	2,404	4.000%—06/01/2013-03/01/2041	2,513
	898	4.500%—05/01/2023-02/01/2026	957

			7,049

	42	Federal National Mortgage Association REMIC[6] 0.365%—03/25/2034[2]	41
	500	Federal National Mortgage Association TBA[7] 3.500%—12/01/2099	508

	TOTAL MORTGAGE PASS-THROUGH (Cost $7,535)		7,628

MUNICIPAL BONDS—2.3%
	100	Buckeye Tobacco Settlement Financing Authority 5.875%—06/01/2047	71
	100	6.000%—06/01/2042	73

			144

	100	California State 7.600%—11/01/2040	123
	200	New York City, NY 5.887%—12/01/2024	237
	100	Whiting, IN 5.250%—01/01/2021	115

	TOTAL MUNICIPAL BONDS (Cost $545)		619

PURCHASED OPTIONS—0.2%
No. of Contracts
	900,000	Credit Default Option 5 year 12/21/2011	16
	300,000	01/18/2012	12
	500,000	03/21/2012	3

			31

	200,000	Forward Volatility Swap Option 30 year 04/03/2012	$23	[z]
	200,000	Interest Rate Swap Option 30 year 3.800%—12/18/2013	12

	TOTAL PURCHASED OPTIONS (Cost $93)		66

U.S. GOVERNMENT OBLIGATIONS—26.3%
Principal Amount (000s)
		U.S. Treasury Bonds
	$900	3.750%—08/15/2041	995
	300	3.875%—08/15/2040[8]	338
	50	4.625%—02/15/2040	64
	100	7.125%—02/15/2023	148

			1,545

	518	U.S. Treasury Inflation Indexed Bonds[9] 1.125%—01/15/2021[8]	570
	312	1.250%—07/15/2020[8]	347
	103	2.125%—02/15/2041	137

			1,054

	100	U.S. Treasury Notes 1.875%—09/30/2017	103
	1,400	2.125%—08/15/2021	1,394
	500	2.250%—07/31/2018	523
	100	2.500%—06/30/2017	107
	500	2.625%—08/15/2020[8]	526
	400	3.125%—05/15/2019[8]	440
	1,000	3.125%—05/15/2021	1,087
	250	3.625%—08/15/2019-02/15/2020	284

			4,464

	TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost $6,853)		7,063

SHORT-TERM INVESTMENTS—3.3%
	REPURCHASE AGREEMENTS—0.2%
	62	Repurchase Agreement with State Street Corporation dated October 31, 2011 due November 01, 2011 at 0.010% collateralized by U.S. Treasury Notes (market value $67)	62

	U.S. TREASURY BILLS—3.1%
	260	U.S. Treasury Bills 0.010%—03/22/2012[8]	260
	555	0.026%—04/05/2012[8]	555
	13	0.025%—01/12/2012[8]	13

			828

	TOTAL SHORT-TERM INVESTMENTS (Cost $890)		890

	TOTAL INVESTMENTS—110.8% (Cost $29,734)		29,763

	CASH AND OTHER ASSETS, LESS LIABILITIES—(10.8)%		(2,897)

	TOTAL NET ASSETS—100.0%		$26,866

21

Harbor Unconstrained Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

FUTURES CONTRACTS OPEN AT OCTOBER 31, 2011

Description	Number of Contracts	Aggregate Face Value (000s)	Expiration Date	Unrealized Appreciation/ (Depreciation) (000s)
Euribor Interest Rate-3 month (Buy)	1	€250	03/18/2013	$3
Euribor Interest Rate-3 month (Buy)	3	750	06/17/2013	9
Eurodollar Futures-CME 90 day (Buy)	6	$1,500	03/17/2014	1
Eurodollar Futures-CME 90 day (Buy)	2	500	06/16/2014	—
U.S. Treasury Bond Futures-30 year (Sell)	6	600	12/20/2011	—
U.S. Treasury Note Futures-5 year (Sell)	57	5,700	12/30/2011	(6)
Ultra-Long U.S. Treasury Bond Futures (Buy)	4	400	12/20/2011	(11)

				$(4)

FORWARD CURRENCY CONTRACTS OPEN AT OCTOBER 31, 2011

Currency	Counterparty	Market Value (000s)	Aggregate Face Value (000s)	Delivery Date	Unrealized Appreciation/ (Depreciation) (000s)
Australian Dollar (Sell)	Barclays Bank plc	$243	$225	11/10/2011	$(18)
Australian Dollar (Sell)	Deutsche Bank AG London	2,207	2,044	11/10/2011	(163)
Brazilian Real (Buy)	Barclays Capital	95	86	11/03/2011	9
Brazilian Real (Sell)	Barclays Capital	9	9	11/03/2011	—
Brazilian Real (Sell)	Barclays Capital	93	84	01/04/2012	(9)
Brazilian Real (Sell)	Credit Suisse First Boston London	86	91	11/03/2011	5
British Pound Sterling (Sell)	Barclays Bank plc	614	610	12/08/2011	(4)
Canadian Dollar (Sell)	Barclays Bank plc	457	447	11/17/2011	(10)
Canadian Dollar (Sell)	JP Morgan Chase Bank, N.A.	164	163	11/17/2011	(1)
Chinese Yuan (Buy)	Barclays Capital	268	262	11/15/2011	6
Chinese Yuan (Buy)	Deutsche Bank AG London	26	25	11/15/2011	1
Chinese Yuan (Buy)	Deutsche Bank AG London	94	93	02/03/2012	1
Chinese Yuan (Buy)	Deutsche Bank AG London	137	135	02/13/2012	2
Chinese Yuan (Buy)	Deutsche Bank AG London	92	92	02/01/2013	—
Chinese Yuan (Buy)	Deutsche Bank AG London	49	49	08/05/2013	—
Chinese Yuan (Buy)	Goldman Sachs International	36	36	02/01/2013	—
Chinese Yuan (Buy)	JP Morgan Chase Bank	609	605	02/13/2012	4
Chinese Yuan (Buy)	JP Morgan Chase Bank	14	14	02/01/2013	—
Chinese Yuan (Buy)	UBS AG	31	31	02/13/2012	—
Euro Currency (Sell)	JP Morgan Chase Bank, N.A.	2,368	2,328	01/17/2012	(40)
Hong Kong Dollar (Buy)	Deutsche Bank AG London	61	61	12/12/2011	—
Hungarian Forint (Sell)	Barclays Capital	24	27	11/14/2011	3
Hungarian Forint (Sell)	JP Morgan Chase Bank	181	188	01/27/2012	7
Indian Rupee (Buy)	JP Morgan Chase Bank	185	199	07/12/2012	(14)
Japanese Yen (Sell)	Deutsche Bank AG London	524	533	01/13/2012	9
Japanese Yen (Sell)	Deutsche Bank AG London	320	324	10/11/2016	4
Malaysian Ringgit (Buy)	JP Morgan Chase Bank	223	227	04/23/2012	(4)
Mexican Peso (Buy)	Barclays Bank plc	268	300	11/18/2011	(32)
Mexican Peso (Buy)	JP Morgan Chase Bank, N.A.	63	64	03/15/2012	(1)
Mexican Peso (Sell)	Barclays Bank plc	119	133	11/18/2011	14
Mexican Peso (Sell)	Deutsche Bank AG London	85	96	11/18/2011	11
Mexican Peso (Sell)	JP Morgan Chase Bank, N.A.	64	65	11/18/2011	1
Norwegian Krone (Buy)	UBS AG	93	88	12/09/2011	5
Singapore Dollar (Buy)	UBS AG	1	1	12/09/2011	—
South Korean Won (Buy)	JP Morgan Chase Bank	236	246	11/14/2011	(10)
Swiss Franc (Sell)	Barclays Bank plc	177	168	12/09/2011	(9)
Taiwan Dollar (Buy)	Barclays Capital	190	200	01/11/2012	(10)

					$(243)

22

Harbor Unconstrained Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

SWAP AGREEMENTS OPEN AT OCTOBER 31, 2011

INTEREST RATE SWAPS

Counterparty	Senior Bond Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000s)		Unrealized Appreciation/ (Depreciation) (000s)
Barclays Bank plc	AUD-BBR-BBSW-Bloomberg 6-Month	Pay	5.500%	06/15/2013	AUD$	1,500	$27
Bank of America, N.A.	Brazil Cetip Interbank Deposit	Pay	12.485	01/02/2014	R$	4,100	79
Barclays Bank plc	Brazil Cetip Interbank Deposit	Pay	11.910	01/02/2013		100	1
Barclays Bank plc	Brazil Cetip Interbank Deposit	Pay	12.510	01/02/2014		300	6
JP Morgan Chase Bank, N.A.	Brazil Cetip Interbank Deposit	Pay	12.200	01/02/2014		700	16
UBS AG	Brazil Cetip Interbank Deposit	Pay	12.510	01/02/2013		3,300	46
UBS AG	Brazil Cetip Interbank Deposit	Pay	12.395	01/02/2014		200	4
Deutsche Bank AG	British Bankers’ Association LIBOR USD 3-Month	Pay	1.550	12/17/2014		$11,500	3
Deutsche Bank AG	British Bankers’ Association LIBOR USD 3-Month	Receive	3.588	08/26/2041		100	(14)
Goldman Sachs Bank USA	British Bankers’ Association LIBOR USD 3-Month	Receive	0.641	09/19/2012		11,500	(3)
CME Group	British Bankers’ Association LIBOR USD 3-Month	Pay	1.250	12/21/2014		2,000	5
CME Group	British Bankers’ Association LIBOR USD 3-Month	Pay	1.500	12/21/2015		2,000	(11)
CME Group	British Bankers’ Association LIBOR USD 3-Month	Pay	1.500	12/21/2016		500	(2)
CME Group	British Bankers’ Association LIBOR USD 3-Month	Pay	3.000	06/15/2018		500	6
CME Group	British Bankers’ Association LIBOR USD 3-Month	Pay	2.750	12/15/2020		400	(4)
CME Group	British Bankers’ Association LIBOR USD 3-Month	Pay	3.500	06/15/2021		3,700	37
CME Group	British Bankers’ Association LIBOR USD 3-Month	Pay	3.250	12/21/2021		300	—
CME Group	British Bankers’ Association LIBOR USD 3-Month	Pay	4.000	12/15/2040		100	—
Deutsche Bank AG	Federal Fund Effective Rate US	Receive	1.090	12/17/2014		11,500	(3)
Goldman Sachs Bank USA	Federal Fund Effective Rate US	Pay	0.135	09/19/2012		11,500	—
Bank of America, N.A.	EUR-EURIBOR-Act 6-Month	Pay	2.000	09/21/2016		€200	1
Bank of America, N.A.	EUR-EURIBOR-Act 6-Month	Receive	3.143	12/20/2040		1,300	(49)
Barclays Bank plc	EUR-EURIBOR-Act 6-Month	Pay	2.000	03/21/2017		800	2
Deutsche Bank AG	JPY-LIBOR-BBA-Bloomberg 6-Month	Receive	1.000	12/21/2018		¥90,000	(13)
Barclays Bank plc	SEK-STIBOR-Bloomberg 3-Month	Pay	2.500	09/15/2016	kr	1,300	2

Interest Rate Swaps							$136

CREDIT DEFAULT SWAPS

Counterparty	Reference Entity	Buy/Sell[a,b]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[c]	Market Value[d] (000s)	Upfront Premium Paid/(Received) (000s)	Notional Amount[e] (000s)	Unrealized Appreciation/ (Depreciation) (000s)
BNP Paribas S.A.	Alcoa Inc. Senior Bond 5.720% due 02/23/2019	Buy	1.000%	06/20/2016	3.153%	$9	$3	$100	$6
Goldman Sachs Bank USA	Carnival Corporation Senior Bond 6.650% due 01/15/2028	Buy	1.000	09/20/2016	1.157	1	1	100	—
Bank of America N.A.	Caterpillar Inc. Senior Bond 5.700% due 08/15/2016	Buy	1.000	09/20/2016	1.145	1	—	100	1
Bank of America N.A.	Dow Jones CDX North America High Yield Index Series 15 5Y-0.037%	Buy	5.000	12/20/2015	5.435	1	(4)	100	5
Barclays Bank plc	Dow Jones CDX North America High Yield Index Series 15 5Y-0.037%	Buy	5.000	12/20/2015	5.435	2	(7)	200	9
BNP Paribas S.A.	Dow Jones CDX North America High Yield Index Series 15 5Y-0.037%	Buy	5.000	12/20/2015	5.435	2	(7)	200	9
Barclays Bank plc	Dow Jones CDX North America High Yield Index Series 17 5Y-0.037%	Buy	5.000	12/20/2016	6.493	60	149	1,100	(89)
BNP Paribas S.A.	Dow Jones CDX North America High Yield Index Series 17 5Y-0.037%	Buy	5.000	12/20/2016	6.493	16	44	300	(28)
CME Group	Dow Jones CDX North America Investment Grade Index Series 15 5Y-0.037%	Buy	1.000	12/20/2015	1.243	1	2	600	(1)
CME Group	Dow Jones CDX North America Investment Grade Index Series 16 5Y-0.037%	Buy	1.000	06/20/2016	5.874	2	6	400	(4)

23

Harbor Unconstrained Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CREDIT DEFAULT SWAPS—Continued

Counterparty	Reference Entity	Buy/Sell[a,b]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[c]	Market Value[d] (000s)	Upfront Premium Paid/(Received) (000s)	Notional Amount[e] (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Bank of America N.A.	General Electric Capital Corporation Senior Bond 5.625% due 09/15/2017	Buy	1.000%	09/20/2016	2.293%	$6	$2	$100	$4
Bank of America N.A.	Kingdom of Sweden 3.125% due 05/07/2014	Buy	0.250	09/20/2021	0.633	3	1	100	2
Bank of America N.A.	Kingdom of Sweden 3.125% due 05/07/2014	Buy	0.250	09/20/2021	0.633	3	2	100	1
Bank of America N.A.	Kohl’s Corporation Senior Bond 6.250% due 12/15/2017	Buy	1.000	06/20/2016	1.160	1	(1)	100	2
Goldman Sachs Bank USA	Markit CMBX North America Series AAA.3-0.037%	Buy	0.080	12/13/2049	2.233	10	14	100	(4)
Goldman Sachs Bank USA	Markit CMBX North America Series AAA.4-0.037%	Buy	0.350	02/17/2051	2.395	10	15	100	(5)
Bank of America N.A.	Marriott International, Inc. Senior Bond 5.810% due 11/10/2015	Buy	1.000	09/20/2016	1.405	2	1	100	1
Goldman Sachs Bank USA	Marriott International, Inc. Senior Bond 5.810% due 11/10/2015	Buy	1.000	09/20/2016	1.405	2	3	100	(1)
Bank of America N.A.	Nordstrom, Inc. Senior Bond 6.950% due 03/15/2028	Buy	1.000	09/20/2016	1.091	—	(1)	100	1
JP Morgan Chase Bank, N.A.	People’s Republic of China 4.750% due 10/29/2013	Sell	1.000	12/20/2016	1.280	(1)	(4)	100	3
BNP Paribas S.A.	Ryder System, Inc. Senior Bond 6.950% due 12/01/2025	Buy	1.000	09/20/2016	1.488	2	—	100	2
Bank of America N.A.	Safeway Inc. Senior Bond 7.250% due 02/01/2031	Buy	1.000	12/20/2021	1.499	4	6	100	(2)
Bank of America N.A.	Target Corporation Senior Bond 5.375% due 05/01/2017	Buy	1.000	09/20/2016	0.507	(2)	(2)	100	—
JP Morgan Chase Bank, N.A.	Target Corporation Senior Bond 5.375% due 05/01/2017	Buy	1.000	09/20/2016	0.507	(2)	(2)	100	—
Bank of America N.A.	The Kroger Co. Senior Bond 6.150% due 01/15/2020	Buy	1.000	12/20/2016	0.828	(1)	—	100	(1)
Barclays Bank plc	The Williams Companies, Inc. Senior Bond 7.500% due 01/15/2031	Buy	1.000	09/20/2016	1.464	2	2	100	—
Bank of America N.A.	Wal-Mart Stores, Inc. Senior Bond 5.875% due 04/05/2027	Buy	1.000	06/20/2021	0.774	(2)	(2)	100	—
Bank of America N.A.	Wells Fargo & Company Senior Bond 0.625% due 10/28/2015	Buy	1.000	12/20/2016	1.425	4	5	200	(1)
Deutsche Bank AG	Wells Fargo & Company Senior Bond 0.625% due 10/28/2015	Buy	1.000	09/20/2016	1.404	2	2	100	—
Deutsche Bank AG	Wells Fargo & Company Senior Bond 0.625% due 10/28/2015	Buy	1.000	12/20/2016	1.425	4	5	200	(1)

Credit Default Swaps									$(91)

Total Swaps									$45

24

Harbor Unconstrained Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

WRITTEN OPTIONS OPEN AT OCTOBER 31, 2011

Description	Number of Shares/Contracts	Strike Price/Rate	Expiration Date	Value (000s)
Credit Default Option 5 year (Call)	(800,000)	2.30%	12/21/2011	$(15)
Credit Default Option 5 year (Call)	(600,000)	4.00	12/21/2011	—
Credit Default Option 5 year (Put)	(1,500,000)	1.15	01/18/2012	(14)
Credit Default Option 5 year (Put)	(1,100,000)	1.80	12/21/2011	(1)
Credit Default Option 5 year (Put)	(1,000,000)	2.20	03/21/2012	(2)
Interest Rate Swap Option 10 year (Call)	(200,000)	2.50	01/12/2012	(4)
Interest Rate Swap Option 10 year (Call)	(300,000)	3.00	03/11/2013	(19)
Interest Rate Swap Option 10 year (Put)	(200,000)	3.00	01/12/2012	(2)

Written options outstanding, at value (premiums received of $60)				$(57)

FIXED INCOME INVESTMENTS SOLD SHORT AT OCTOBER 31, 2011

Par Value (000s)	Security	Value (000s)
$(2,000)	Federal National Mortgage Association TBA	$(2,115)
(2,400)	U.S. Treasury Notes	(2,567)

	Investments Sold Short, at value (proceeds $4,662)	$(4,682)

FAIR VALUE MEASUREMENTS

The following table summarizes the Fund’s investments as of October 31, 2011 based on the inputs used to value them.

Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Investments in Securities
Asset-Backed Securities	$—	$1,558	$—	$1,558
Bank Loan Obligations	—	788	—	788
Collateralized Mortgage Obligations	—	1,738	—	1,738
Convertible Bonds	—	702	—	702
Convertible Preferred Stocks	—	6	—	6
Corporate Bond & Notes	—	5,412	—	5,412
Foreign Government Obligations	—	3,293	—	3,293
Mortgage Pass-Through	—	7,628	—	7,628
Municipal Bonds	—	619	—	619
Purchased Options	—	43	23	66
U.S. Government Obligations	—	7,063	—	7,063
Short-Term Investments
Repurchase Agreements	—	62	—	62
U.S. Treasury Bills	—	828	—	828

Total Investments in Securities	$—	$29,740	$23	$29,763

Fixed Income Investments Sold Short	$—	$(4,682)	$—	$(4,682)

Investments in Other Financial Instruments
Forward Currency Contracts	—	(243)	—	(243)
Futures Contracts	(4)	—	—	(4)
Options-Written	—	(57)	—	(57)
Swap Agreements	—	45	—	45

Total Investments in Other Financial Instruments	$(4)	$(255)	$—	$(259)

Total Investments	$(4)	$24,803	$23	$24,822

The following is a reconciliation of the Fund’s Level 3 investments during the period ended October 31, 2011.

Valuation Description	Beginning Balance at 11/01/2010 (000s)	Purchases (000s)	Sales (000s)	Accrued Discount/ (Premium) (000s)	Total Realized Gain/ (Loss)[w] (000s)	Change in Unrealized Appreciation/ (Depreciation)[w] (000s)	Transfers In Level 3 (000s)	Transfers Out of Level 3 (000s)	Ending Balance as of 10/31/2011[w] (000s)
Purchased Options	$—	$24	$—	$—	$—	$(1)	$—	$—	$23

There were no significant transfers between levels during the year.

For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

25

Harbor Unconstrained Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

1	Step coupon security.

2	Floating rate security. The stated rate represents the rate in effect at October 31, 2011.

3	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service in accordance with Harbor Funds Valuation Procedures. At October 31, 2011, these securities were valued at $3,366 or 13% of net assets.

4	Variable rate security. The stated rate represents the rate in effect at October 31, 2011.

5	MTN after the name of a security stands for Medium Term Note.

6	REMICs are CMOs which can hold mortgages secured by any type of real property and issue multiple-class securities backed by those mortgages.

7	TBAs are mortgage-backed securities traded under delayed delivery commitments, settling after October 31, 2011. Although the unit price for the trades has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 2% from the principal amount. Income on TBAs is not earned until settlement date. (See Note 2 to the Financial Statements).

8	At October 31, 2011, a portion of securities held by the Fund were pledged to cover margin requirements for open future contracts, written options on futures contracts and swap options. (See Note 2 to the Financial Statements.) The securities pledged had an aggregate market value of $3,049 or 11% of net assets.

9	Inflation-protected securities (IPS) are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.

a	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

b	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

c	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identifìed as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

d	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profìt) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

e	The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defìned under the terms of that particular swap agreement.

w	The amounts in this category are included in the “Realized and Change in Unrealized Gain/(Loss) on Investment Transactions” section of the Statement of Operations. The net unrealized appreciation/(depreciation) as of October 31, 2011 per investment type is as below:

Valuation Description	Unrealized Gain/(Loss) as of 10/31/2011
Purchased Options	$(1)

z	Valued by subadviser in accordance with Harbor Funds Valuation Procedures using quoted prices from actively traded securities with similar terms, which is a Level 3 input.

AUD$	Australian Dollar.

R$	Brazilian Real

£	British Pound.

CAD$	Canadian Dollar.

€	Euro.

¥	Japanese Yen.

MEX$	Mexican Peso.

kr	Swedish Krona

The accompanying notes are an integral part of the Financial Statements.

26

Harbor Flexible Capital Fund

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER

Marsico Capital Management, LLC

1200 17th Street

Suite 1600

Denver, CO 80202

PORTFOLIO MANAGER

A. Douglas Rao

Since 2011

Marsico has subadvised the Fund since its inception in 2011.

INVESTMENT GOAL

Long-term growth of capital

PRINCIPAL STYLE
CHARACTERISTICS

Equity securities and other investments selected primarily for their long-term growth potential

A. Douglas Rao

Management’s Discussion of

Fund Performance

MARKET REVIEW

The Harbor Flexible Capital Fund commenced operations on March 1, 2011. The Fund invests primarily in equity securities and other investments that are selected for their long-term growth potential. The Fund may invest in issuers of any size throughout the world, including emerging markets, and will normally hold a core position of 20 to 50 securities or other investments. In selecting investments for the Fund, we use an approach that combines top-down macroeconomic analysis with bottom-up security selection.

U.S. equities, as measured by the S&P 500 Index, posted a negative return for the eight months from the Fund’s March 1 inception through October 31, 2011. During most of the early months of the Fund’s operations, economic outlooks around the world tended to weaken in synchronized fashion. The U.S. economy ran into three major headwinds: stubbornly-high unemployment, the housing and construction industries still generally stuck in the doldrums, and the absence of significant expansion in credit, as a result of ongoing consumer and corporate de-leveraging. International markets struggled as well with contracting economic growth. Japan’s economy reeled in the aftermath of the March earthquake, tsunami, and nuclear crisis. The euro zone struggled to control its budget problems and sovereign debt crisis, while members with export-driven economies (e.g., Germany) weakened in concert with ebbing global demand. As economic skies darkened, investor response was swift and emphatic. Risk aversion skyrocketed and a massive “flight to safety” ensued.

October brought some much-needed relief to equity investors after the S&P 500 Index had posted five consecutive monthly declines. For many U.S. equity indices, October saw the strongest monthly performance in many years. The Dow Jones Industrial Average had its best monthly point gain ever, moving higher by more than 1,000 points. As another example, the S&P 500 Index had its best single month since 1991. Macro-related developments, particularly the European sovereign debt crisis, continued to be the dominant force in equity markets. Perhaps most importantly, investors were cheered by signs that euro zone leaders were making progress toward a bail-out plan for Greece and that it could be possible to prevent the European crisis from becoming a more systemic problem.

Performance of the 10 economic sectors of the S&P 500 Index was mixed for the eight months through October 31, 2011. Sectors generally considered to be defensive fared best, including Utilities, Consumer Staples, Energy, Health Care, and Telecommunication Services. Financials was, by far, the weakest-performing sector with a return of -19%. Materials, Energy, Industrials, and Information Technology posted more-modest losses.

PERFORMANCE

The Harbor Flexible Capital Fund underperformed its benchmark index for the eight months from its inception through October 31, 2011. The Fund returned -5.10% (Institutional Class) and -5.30% (Administrative Class and Investor Class), compared with the
-4.32% return of the S&P 500 Index.

Stock selection in the Consumer Discretionary sector was a source of underperformance. Positions in Hong Kong-based export trading company Li & Fung, China-based Phoenix Satellite Television Holdings (prior to being sold), and Swiss luxury goods provider Richemont (prior to being sold) were detractors.

27

Harbor Flexible Capital Fund

MANAGER’S COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
Sensata Technologies Holding NV	4.5%
SolarWinds Inc.	3.7%
Targa Resources Corp.	3.4%
TJX Cos. Inc.	3.1%
Progressive Corp.	2.8%
Apple Inc.	2.7%
AutoZone Inc.	2.6%
British Sky Broadcasting Group plc	2.6%
McCormick & Co. Inc.	2.5%
VISA Inc.	2.4%

Netherlands-based global industrial technology firm Sensata Technologies posted a negative return. As one of the Fund’s largest individual holdings, Sensata had a material, negative effect on performance. Industrials holding Hutchison Port Holdings posted a significant decline, due in part to concerns of a potential slowdown in Asian export activities. Rockwell Automation, a manufacturing product and services provider, also struggled. Both Hutchison and Rockwell Automation were sold.

Certain Financials holdings also posted significant losses, including Ally Financial 8.5% Series A Preferred and First Niagara Financial Group. The Fund sold its position in Ally Financial. Energy was a further area of weakness. The portfolio’s positions in National Oilwell Varco and Brazil-based oil and natural gas exploration company OGX Petróleo e Gás Participações were material detractors from performance. Both positions were sold from the Fund. The Fund’s performance was also impaired by having underweight allocations to some of the stronger-performing sectors of the benchmark index, including Consumer Staples, Health Care and Utilities.

There were several positive contributors to performance. Information Technology holdings performed well, in aggregate. Network management provider SolarWinds, financial transactions processor Visa, technology hardware manufacturer Toshiba, and technology consulting firm Accenture aided performance. Toshiba was sold from the portfolio.

Several consumer-related stocks proved advantageous. Green Mountain Coffee Roasters and Mead Johnson Nutrition Company posted positive returns. Retailers TJX, AutoZone, and warehouse club operator PriceSmart each posted double-digit gains.

OUTLOOK AND STRATEGY

As of October 31, 2011, the Fund’s largest sector weights included Consumer Discretionary, Information Technology, Financials, and Industrials. The Fund had no exposure to the Utilities sector.

The Fund may hold elevated cash levels as a buying reserve or as a defensive measure in adverse market conditions. Cash and cash equivalents represented 15.7% of the Fund’s net assets as of October 31, 2011.

As part of the ongoing research process for the Fund, we look across companies’ entire capital structures to identify attractive investment opportunities. That has led the Fund to investments in several corporate bonds and preferred stock that we believe offer attractive yields.

This report contains the current opinions of Marsico Capital Management, LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. Fixed income investments are affected by interest rate changes and the creditworthiness of the issues held by the Fund. A rise in interest rates will cause a decrease in the value of fixed income securities held by the Fund. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

28

Harbor Flexible Capital Fund

FUND SUMMARY—October 31, 2011 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2033

Cusip	411512783

Ticker	HAFLX

Inception Date	03/01/2011

Net Expense Ratio	1.00%[a,b]

Total Net Assets (000s)	$12,511

ADMINISTRATIVE CLASS

Fund #	2233

Cusip	411512775

Ticker	HRFLX

Inception Date	03/01/2011

Net Expense Ratio	1.25%[a,b]

Total Net Assets (000s)	$237

INVESTOR CLASS

Fund #	2433

Cusip	411512767

Ticker	HIFLX

Inception Date	03/01/2011

Net Expense Ratio	1.37%[a,b]

Total Net Assets (000s)	$375

PORTFOLIO STATISTICS

	Portfolio		Benchmark

Number of Countries	10		1

Weighted Average Market Cap (MM)	$34,960		$92,503

Price/Earning Ratio (P/E)	24.2x		15.3x

Price/Book Ratio (P/B)	3.9x		2.7x

Beta vs. S&P 500 Index	0.78		1.00

Portfolio Turnover Rate (8-Month Period Ended 10/31/2011)	138%	[c]	N/A

SECTOR ALLOCATION (% of investments)

(Excludes cash and short-term investments)

a	Annualized.

b	Reflective of a contractual expense cap effective through February 29, 2012.

c	Unannualized.

29

Harbor Flexible Capital Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 03/01/2011 through 10/31/2011

The graph compares a $50,000 investment in the Fund with the performance of the S&P 500 Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2011
Harbor Flexible Capital Fund
Institutional Class	N/A	N/A	-5.10%	03/01/2011	$47,450
Comparative Index
S&P 500	N/A	N/A	-4.32%	—	$47,839

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 03/01/2011 through 10/31/2011

The graph compares a $10,000 investment in the Fund with the performance of the S&P 500 Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2011
Harbor Flexible Capital Fund
Administrative Class	N/A	N/A	-5.30%	03/01/2011	$9,470
Investor Class	N/A	N/A	-5.30%	03/01/2011	$9,470
Comparative Index
S&P 500	N/A	N/A	-4.32%	—	$9,568

As stated in the Fund’s current prospectus, the expense ratios were 1.00% (Net) and 3.96% (Gross) (Institutional Class); 1.25% (Net) and 4.21% (Gross) (Administrative Class); and 1.37% (Net) and 4.33% (Gross) (Investor Class). The net expense ratios are contractually capped until 02/29/2012. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. As the Fund commenced operations on March 1, 2011, the gross expense ratios shown in the prospectus were based on estimated amounts for the fiscal year.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower. The Fund charges a redemption fee of 2% on redemption of shares that are held for less than 60 days.

a	Unannualized.

30

Harbor Flexible Capital Fund

PORTFOLIO OF INVESTMENTS—October 31, 2011

Equity Holdings (% of net assets)

(Excludes net cash and short-term investments of 15.7%)

COMMON STOCKS—78.3%
Shares		Value (000s)

AEROSPACE & DEFENSE—2.0%
2,858	TransDigm Group Inc. (US)*	$268

AUTOMOBILES—0.7%
3,331	Tesla Motors Inc. (US)*	98

CAPITAL MARKETS—1.7%
2,116	Franklin Resources Inc. (US)	226

CHEMICALS—2.2%
3,583	Celanese Corp. (US)	156

CHEMICALS—Continued
4,068	LyondellBasell Industries NV (US)	$134

		290

COMMERCIAL BANKS—3.4%
5,616	Standard Chartered plc (UK)	131
12,102	U.S. Bancorp. (US)	310

		441

COMPUTERS & PERIPHERALS—2.7%
878	Apple Inc. (US)*	355

CONSUMER FINANCE—2.3%
6,727	Capital One Financial Corporation (US)	307

DISTRIBUTORS—2.1%
140,000	Li & Fung Ltd. (HK)	270

DIVERSIFIED CONSUMER SERVICES—0.5%
4,200	Anhanguera Educacional Participacoes SA (BR)	62

ELECTRICAL EQUIPMENT—4.5%
19,512	Sensata Technologies Holding NV (US)*	584

ENERGY EQUIPMENT & SERVICES—2.0%
6,983	Halliburton Co. (US)	261

FOOD & STAPLES RETAILING—1.1%
1,922	Pricesmart Inc. (US)	146

FOOD PRODUCTS—5.4%
1,757	Green Mountain Coffee Roasters Inc. (US)*	114
6,813	McCormick & Co. Inc. (US)	331
3,622	Mead Johnson Nutrition Company (US)	260

		705

HEALTH CARE PROVIDERS & SERVICES—1.1%
9,300	Odontoprev SA (BR)	146

HOTELS, RESTAURANTS & LEISURE—1.1%
4,118	Home Inns & Hotels Management Inc. ADR (CHN)[1]	141

INDUSTRIAL CONGLOMERATES—2.0%
5,200	Jardine Matheson Holdings Ltd. (SGP)	262

INSURANCE—4.7%
81,200	AIA Group Ltd. (HK)	248
19,133	Progressive Corp. (US)	364

		612

INTERNET & CATALOG RETAIL—0.8%
3,296	HomeAway Inc. (US)*	109

INTERNET SOFTWARE & SERVICES—4.5%
1,954	Baidu Inc. ADR (CHN)[1]*	274
423	Google Inc. (US)*	251
2,981	Youku.com Inc. ADR (CHN)[1]*	63

		588

IT SERVICES—4.4%
4,312	Accenture plc (IE)	260
3,357	VISA Inc. (US)	313

		573

MACHINERY—1.6%
2,174	Cummins Inc. (US)	216

MEDIA—5.5%
29,882	British Sky Broadcasting Group plc (UK)	337
4,279	Nielsen Holdings NV (NET)	126

31

Harbor Flexible Capital Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)

MEDIA—Continued
7,406	Time Warner Inc. (US)	$259

		722

OIL, GAS & CONSUMABLE FUELS—3.4%
13,039	Targa Resources Corp. (US)	440

PHARMACEUTICALS—1.5%
2,335	Allergan Inc. (US)	196

REAL ESTATE—0.2%
496	Jones Lang LaSalle Inc. (US)	32

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—1.5%
2,002	Mellanox Technologies Ltd. (US)*	65
10,069	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (TW)[1]	127

		192

SOFTWARE—3.7%
16,806	SolarWinds Inc. (US)*	485

SPECIALTY RETAIL—6.4%
1,030	AutoZone Inc. (US)*	333
6,909	TJX Cos. Inc. (US)	407
3,549	Urban Outfitters Inc. (US)*	97

		837

TEXTILES, APPAREL & LUXURY GOODS—3.7%
3,969	Adidas AG (GER)	279
2,766	PVH Corp. (US)	206

		485

THRIFTS & MORTGAGE FINANCE—0.6%
9,190	First Niagara Financial Group Inc. (US)	85

TRANSPORTATION INFRASTRUCTURE—1.0%
11,947	Wesco Aircraft Holdings Inc. (US)	135

TOTAL COMMON STOCKS (Cost $9,648)		10,269

CORPORATE BONDS & NOTES—5.7%
Principal Amount (000s)
AEROSPACE & DEFENSE—1.0%
$115,000	TransDigm Inc. (US) 7.750%—12/15/2018	125

DIVERSIFIED CONSUMER SERVICES—1.0%
120,000	ARAMARK Corporation (US) 8.500%—02/01/2015	125

HOTELS, RESTAURANTS & LEISURE—1.8%
$216,000	The Wendy’s Company (US) 10.000%—07/15/2016	$237

MEDIA—0.3%
39,000	Nielsen Finance LLC (US) 7.750%—10/15/2018	43

WIRELESS TELECOMMUNICATION SERVICES—1.6%
199,000	Crown Castle International Corp. (US) 7.125%—11/01/2019	216

TOTAL CORPORATE BONDS & NOTES (Cost $716)		746

PREFERRED STOCKS—0.1%
(Cost $12)
Shares
COMMERCIAL BANKS—0.1%
469	Fifth Third Capital Trust VI (US) 7.250%—11/15/2012[2,3]	12

PURCHASED OPTIONS—0.2%
(Cost $72)
No. of Contracts
DIVERSIFIED FINANCIAL SERVICES—0.2%
20	S&P 500 Index Option (US) 12/17/2011	31

SHORT-TERM INVESTMENTS—11.8%
(Cost $1,554)
Principal Amount (000s)
REPURCHASE AGREEMENTS
$1,554	Repurchase Agreement with State Street Corporation dated October 31, 2011 due November 01, 2011 at 0.010% collateralized by U.S. Treasury Notes (market value $1,587)	1,554

TOTAL INVESTMENTS—96.1% (Cost $12,002)		12,612

CASH AND OTHER ASSETS, LESS LIABILITIES—3.9%		511

TOTAL NET ASSETS—100.0%		$13,123

32

Harbor Flexible Capital Fund

PORTFOLIO OF INVESTMENTS—Continued

FAIR VALUE MEASUREMENTS

The following table summarizes the Fund’s investments as of October 31, 2011 based on the inputs used to value them.

Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Investments in Securities
Common Stocks
Aerospace & Defense	$268	$—	$—	$268
Automobiles	98	—	—	98
Capital Markets	226	—	—	226
Chemicals	290	—	—	290
Commercial Banks	310	131	—	441
Computers & Peripherals	355	—	—	355
Consumer Finance	307	—	—	307
Distributors	—	270	—	270
Diversified Consumer Services	62	—	—	62
Electrical Equipment	584	—	—	584
Energy Equipment & Services	261	—	—	261
Food & Staples Retailing	146	—	—	146
Food Products	705	—	—	705
Health Care Providers & Services	146	—	—	146
Hotels, Restaurants & Leisure	141	—	—	141
Industrial Conglomerates	—	262	—	262
Insurance	364	248	—	612
Internet & Catalog Retail	109	—	—	109
Internet Software & Services	588	—	—	588
IT Services	573	—	—	573
Machinery	216	—	—	216
Media	385	337	—	722
Oil, Gas & Consumable Fuels	440	—	—	440
Pharmaceuticals	196	—	—	196
Real Estate	32	—	—	32
Semiconductors & Semiconductor Equipment	192	—	—	192
Software	485	—	—	485
Specialty Retail	837	—	—	837
Textiles, Apparel & Luxury Goods	206	279	—	485
Thrifts & Mortgage Finance	85	—	—	85
Transportation Infrastructure	135	—	—	135
Corporate Bonds & Notes
Aerospace & Defense	—	125	—	125
Diversified Consumer Services	—	125	—	125
Hotels, Restaurants & Leisure	—	237	—	237
Media	—	43	—	43
Wireless Telecommunication Services	—	216	—	216
Preferred Stocks
Commercial Banks	12	—	—	12
Purchased Options
Diversified Financial Services	31	—	—	31
Short-Term Investments
Repurchase Agreements	—	1,554	—	1,554

Total Investments in Securities	$8,785	$3,827	$—	$12,612

There were no Level 3 holdings at October 31, 2011, and no significant transfers between levels during the period March 1, 2011 (inception) through October 31, 2011.

For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security.

1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

2	Variable rate security. The stated rate represents the rate in effect at October 31, 2011.

3	The maturity date represents the next callable date.

BR	Brazil.

CHN	China.

GER	Germany.

HK	Hong Kong.

IE	Ireland.

NET	Netherlands.

SGP	Singapore.

TW	Taiwan.

UK	United Kingdom.

The accompanying notes are an integral part of the Financial Statements.

33

Harbor Strategic Markets Funds

STATEMENT OF ASSETS AND LIABILITIES—October 31, 2011

(All amounts in thousands, except per share amounts)

	Harbor Commodity Real Return Strategy Fund (Consolidated)	Harbor Unconstrained Bond Fund	Harbor Flexible Capital Fund
ASSETS
Investments, at identified cost*	$450,195	$29,734	$12,002
Investments, at value	$452,062	$29,701	$11,058
Repurchase agreements	1,994	62	1,554
Cash-restricted	—	597	—
Cash	713	16	124
Foreign currency, at value (cost: $154; $39; $0)	153	40	—
Receivables for:
Investments sold	7,236	5,203	427
Capital shares sold	448	8	11
Dividends	—	—	8
Foreign currency spot contracts	4	—	—
Interest	1,641	183	19
Unrealized appreciation on swap agreements	396	281	—
Swap premiums paid	106	—	—
Variation margin on futures contracts	158	1	—
Options	—	12	—
Withholding tax	—	—	1
Other assets	71	13	—
Total Assets	464,982	36,117	13,202
LIABILITIES
Payables for:
Due to broker	16,164	60	—
Investments purchased	141,738	3,519	30
Capital shares reacquired	419	9	3
Investments sold short, at value (proceeds: $0; $4,662; $0)	—	4,682	—
Written options, at value (premium received: $738; $60; $0)	507	57	—
Unrealized depreciation on swap agreements	3,041	236	—
Swap premiums received	—	369	—
Interest on investments sold short	—	14	—
Unrealized depreciation on open forward currency contracts	173	243	—
Variation margin on futures contracts	38	27	—
Accrued expenses:
Management fees	211	20	9
Transfer agent fees	13	1	1
Trustees’ fees and expenses	4	—	—
Other	64	14	36
Total Liabilities	162,372	9,251	79
NET ASSETS	$302,610	$26,866	$13,123
Net Assets Consist of:
Paid-in capital	$290,093	$26,887	$13,593
Undistributed/(accumulated) net investment income/(loss)	2,678	656	40
Accumulated net realized gain/(loss)	8,232	(486)	(1,120)
Unrealized appreciation/(depreciation) of investments and translation of assets and liabilities in foreign currencies	3,859	8	610
Unrealized appreciation/(depreciation) of other financial instruments	(2,252)	(199)	—
	$302,610	$26,866	$13,123
NET ASSETS VALUE PER SHARE BY CLASS
Institutional Class
Net assets	$301,478	$25,922	$12,511
Shares of beneficial interest[2]	39,339	2,546	1,318
Net asset value per share[1]	$7.66	$10.18	$9.49
Administrative Class
Net assets	$1,132	$944	$237
Shares of beneficial interest[2]	148	93	25
Net asset value per share[1]	$7.65	$10.17	$9.47
Investor Class
Net assets			$375
Shares of beneficial interest[2]	N/A	N/A	40
Net asset value per share[1]			$9.47

*	Including repurchase agreements and short-term investments.

1	Per share amounts can be recalculated to the amounts disclosed herein when total net assets and shares of beneficial interest are not rounded to thousands.

2	Par value $0.01 (unlimited authorizations).

The accompanying notes are an integral part of the Financial Statements.

34

Harbor Strategic Markets Funds

STATEMENT OF OPERATIONS—Year Ended October 31, 2011

(All amounts in thousands)

	Harbor Commodity Real Return Strategy Fund (Consolidated)	Harbor Unconstrained Bond Fund	Harbor Flexible Capital Fund[a]
Investment Income
Interest	$6,909	$531	$19
Dividends	—	—	88
Foreign taxes withheld	—	—	(1)
Total Investment Income	6,909	531	106
Operating Expenses
Management fees	2,188	155	52
12b-1 fees:
Administrative Class	2	2	—
Investor Class	N/A	N/A	1
Shareholder communications	91	3	15
Custodian fees	139	86	43
Transfer agent fees:
Institutional Class	163	10	4
Administrative Class	—	1	—
Investor Class	N/A	N/A	—
Professional fees	9	1	3
Trustees’ fees and expenses	7	1	—
Registration fees	74	31	59
Miscellaneous	7	3	3
Total expenses	2,680	293	180
Transfer agent fees waived	(39)	(2)	(1)
Other expenses reimbursed	(247)	(97)	(116)
Net expenses	2,394	194	63
Net Investment Income/(Loss)	4,515	337	43
Realized and Unrealized Gain/(Loss) on Investment Transactions
Net realized gain/(loss) on:
Investments	6,669	1,586	(1,124)
Foreign currency transactions	168	311	(3)
Investments sold short	4	2	—
Swap agreements	(7,043)	(213)	—
Futures contracts	1,418	(280)	—
Written options	299	(1,435)	4
Change in net unrealized appreciation/(depreciation) on:
Investments	(770)	(168)	610
Forwards	283	(229)	—
Investments sold short	—	(7)	—
Swap agreements	(4,058)	46	—
Futures contracts	252	10	—
Written options	108	3	—
Translations of assets and liabilities in foreign currencies	(2)	1	—
Net gain/(loss) on investment transactions	(2,672)	(373)	(513)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$1,843	$(36)	$(470)

a	For the period March 1, 2011 (inception) through October 31, 2011.

The accompanying notes are an integral part of the Financial Statements.

35

Harbor Strategic Markets Funds

STATEMENT OF CHANGES IN NET ASSETS

(All amounts in thousands)

	Harbor Commodity Real Return Strategy Fund (Consolidated)		Harbor Unconstrained Bond Fund		Harbor Flexible Capital Fund
	November 1, 2010 through October 31, 2011	November 1, 2009 through October 31, 2010	November 1, 2010 through October 31, 2011	April 1, 2010[a] through October 31, 2010	March 1, 2011[a] through October 31, 2011
INCREASE/(DECREASE) IN NET ASSETS
Operations:
Net investment income/(loss)	$4,515	$1,159	$337	$55	$43
Net realized gain/(loss) on investments	1,515	17,459	(29)	(6)	(1,123)
Net unrealized appreciation/(depreciation) of investments	(4,187)	4,149	(344)	153	610
Net increase/(decrease) in assets resulting from operations	1,843	22,767	(36)	202	(470)
Distributions to Shareholders
Net investment income:
Institutional Class	(14,516)	(7,582)	(140)	(40)	—
Administrative Class	(31)	(28)	(6)	(1)	—
Investor Class	N/A	N/A	N/A	N/A	—
Net realized gain on investments:
Institutional Class	(3,996)	(103)	—	—	—
Administrative Class	(9)	(1)	—	—	—
Total distributions to shareholders	(18,552)	(7,714)	(146)	(41)	—
Net Increase/(Decrease) Derived from Capital Share Transactions	168,379	65,154	21,209	5,678	13,593
Net increase/(decrease) in net assets	151,670	80,207	21,027	5,839	13,123
Net Assets
Beginning of period	150,940	70,733	5,839	—	—
End of period*	$302,610	$150,940	$26,866	$5,839	$13,123
* Includes undistributed/(accumulated) net investment income/(loss) of :	$2,678	$13,493	$656	$17	$40

a	Commencement of operations.

The accompanying notes are an integral part of the Financial Statements.

36

Harbor Strategic Markets Funds

STATEMENT OF CHANGES IN NET ASSETS—CAPITAL STOCK ACTIVITY

(All amounts in thousands)

	Harbor Commodity Real Return Strategy Fund (Consolidated)		Harbor Unconstrained Bond Fund		Harbor Flexible Capital Fund
	November 1, 2010 through October 31, 2011	November 1, 2009 through October 31, 2010	November 1, 2010 through October 31, 2011	April 1, 2010[a] through October 31, 2010	March 1, 2011[a] through October 31, 2011
AMOUNT ($)
Institutional Class
Net proceeds from sale of shares	$211,487	$76,741	$25,993	$5,754	$13,496
Net proceeds from redemption fees	37	5	—	—	—
Reinvested distributions	17,419	6,567	132	39	—
Cost of shares reacquired	(61,379)	(18,271)	(5,704)	(273)	(549)
Net increase/(decrease) in net assets	$167,564	$65,042	$20,421	$5,520	$12,947
Administrative Class
Net proceeds from sale of shares	$936	$88	$1,423	$157	$250
Net proceeds from redemption fees	—	—	—	—	—
Reinvested distributions	40	28	6	1	—
Cost of shares reacquired	(161)	(4)	(641)	—	—
Net increase/(decrease) in net assets	$815	$112	$788	$158	$250
Investor Class	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Net proceeds from sale of shares					$411
Net proceeds from redemption fees					—
Cost of shares reacquired					(15)
Net increase/(decrease) in net assets					$396
SHARES
Institutional Class:
Shares sold	26,077	10,591	2,542	571	1,376
Shares issued due to reinvestment of distributions	2,317	942	13	4	—
Shares reacquired	(7,711)	(2,566)	(558)	(26)	(58)
Net increase/(decrease) in shares outstanding	20,683	8,967	1,997	549	1,318
Beginning of period	18,656	9,689	549	—	—
End of period	39,339	18,656	2,546	549	1,318
Administrative Class
Shares sold	115	13	139	16	25
Shares issued due to reinvestment of distributions	5	4	1	—	—
Shares reacquired	(20)	(1)	(63)	—	—
Net increase/(decrease) in shares outstanding	100	16	77	16	25
Beginning of period	48	32	16	—	—
End of period	148	48	93	16	25
Investor Class	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Shares sold					41
Shares reacquired					(1)
Net increase/(decrease) in shares outstanding	Not Applicable	Not Applicable	Not Applicable	Not Applicable	40
Beginning of period					—
End of period					40

a	Commencement of operations.

The accompanying notes are an integral part of the Financial Statements.

37

Harbor Strategic Markets Funds Financial Highlights

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR COMMODITY REAL RETURN STRATEGY FUND (CONSOLIDATED)
	Institutional Class
Year Ended October 31	2011	2010		2009	2008[e]
Net asset value beginning of period	$8.07	$7.28		$6.30	$10.00
Income from Investment Operations
Net investment income/(loss)	0.02 [a]	(0.02)[a]		0.06 [a]	0.02	[a]
Net realized and unrealized gains/(losses) on investments	0.41	1.46		0.97	(3.69)
Total from investment operations	0.43	1.44		1.03	(3.67)
Less Distributions
Dividends from net investment income	(0.65)	(0.64)		(0.05)	(0.04)
Distributions from net realized capital gains[1]	(0.19)	(0.01)		—	—
Total distributions	(0.84)	(0.65)		(0.05)	(0.03)
Proceeds from redemption fees	— [f]	—	[f]	— [f]	—	[f]
Net asset value end of period	7.66	8.07		7.28	6.30
Net assets end of period (000s)	$301,478	$150,555		$70,498	$2,047
Ratios and Supplemental Data (%)
Total return	5.56%[b]	21.29%[b]		16.55%[b]	(36.82)%[b,d]
Ratio of total expenses to average net assets[2]	1.05	1.15		1.30	29.89	[c]
Ratio of net expenses to average net assets	0.94 [a]	0.94	[a]	0.94 [a]	0.94	[a,c]
Ratio of net investment income to average net assets	1.79 [a]	1.11	[a]	2.72 [a]	1.56	[a,c]
Portfolio turnover	581	390		515	295	[d]

HARBOR UNCONSTRAINED BOND FUND
	Institutional Class			Administrative Class
Year Ended October 31	2011	2010[g]		2011	2010[g]
Net asset value beginning of period	$10.35	$10.00		$10.34	$10.00
Income from Investment Operations
Net investment income/(loss)	0.14 [a]	0.10	[a]	0.14 [a]	0.10	[a]
Net realized and unrealized gains/(losses) on investments	(0.22)	0.33		(0.24)	0.31
Total from investment operations	(0.08)	0.43		(0.10)	0.41
Less Distributions
Dividends from net investment income	(0.09)	(0.08)		(0.07)	(0.07)
Total distributions	(0.09)	(0.08)		(0.07)	(0.07)
Net asset value end of period	10.18	10.35		10.17	10.34
Net assets end of period (000s)	$25,922	$5,676		$944	$163
Ratios and Supplemental Data (%)
Total return	(0.74)%[b]	4.32%[b,d]		(0.93)%[b]	4.09%[b,d]
Ratio of total expenses to average net assets[2]	1.59	5.62	[c]	1.85	5.86	[c]
Ratio of net expenses to average net assets	1.05 [a]	1.05	[a,c]	1.30 [a]	1.30	[a,c]
Ratio of net investment income to average net assets	1.86 [a]	1.95	[a,c]	1.58 [a]	1.64	[a,c]
Portfolio turnover	1,067	954	[d]	1,067	954	[d]

See page 40 for notes to the Financial Highlights.

38

Administrative Class
2011	2010	2009		2008[e]
$8.06	$7.26	$6.30		$10.00

(0.18)[a]	(0.21)[a]	0.03	[a]	0.01	[a]
0.59	1.64	0.97		(3.69)
0.41	1.43	1.00		(3.68)

(0.63)	(0.62)	(0.04)		(0.02)
(0.19)	(0.01)	—		—
(0.82)	(0.63)	(0.04)		(0.02)
—	— [f]	—	[f]	—	[f]
7.65	8.06	7.26		6.30
$1,132	$385	$235		$95

5.31%[b]	21.13%[b]	16.02%[b]		(36.83)%[b,d]
1.31	1.40	2.03		30.36	[c]
1.19 [a]	1.19 [a]	1.19	[a]	1.19	[a,c]
1.59 [a]	0.87 [a]	1.10	[a]	1.02	[a,c]
581	390	515		295	[d]

39

Harbor Strategic Markets Funds Financial Highlights

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR FLEXIBLE CAPITAL FUND
	Institutional Class		Administrative Class		Investor Class
Year Ended October 31	2011[h]		2011[h]		2011[h]
Net asset value beginning of period	$10.00		$10.00		$10.00
Income from Investment Operations
Net investment income/(loss)	0.03	[a]	0.03	[a]	0.02	[a]
Net realized and unrealized gains/(losses) on investments	(0.54)		(0.56)		(0.55)
Total from investment operations	(0.51)		(0.53)		(0.53)
Less Distributions
Dividends from net investment income	—		—		—
Total distributions	—		—		—
Net asset value end of period	9.49		9.47		9.47
Net assets end of period (000s)	$12,511		$237		$375
Ratios and Supplemental Data (%)
Total return	(5.10)%[b,d]		(5.30)%[b,d]		(5.30)%[b,d]
Ratio of total expenses to average net assets[2]	2.91	[c]	3.16	[c]	3.28	[c]
Ratio of net expenses to average net assets	1.00	[a,c]	1.25	[a,c]	1.37	[a,c]
Ratio of net investment income to average net assets	0.72	[a,c]	0.51	[a,c]	0.39	[a,c]
Portfolio turnover	138	[d]	138	[d]	138	[d]

1	Includes both short-term and long-term capital gains.

2	Percentage does not reflect reduction for credit balance arrangements. (See Note 2 to Financial Statements).

a	Reflects the Adviser’s waiver, if any, of its management fees and/or other operating expenses.

b	The total returns would have been lower had certain expenses not been waived during the periods shown.

c	Annualized.

d	Unannualized.

e	For the period September 2, 2008 (inception) through October 31, 2008.

f	Less than $0.01.

g	For the period April 1, 2010 (inception) through October 31, 2010.

h	For the period March 1, 2011 (inception) through October 31, 2011.

The accompanying notes are an integral part of the Financial Statements.

40

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—October 31, 2011

(Currency in thousands)

NOTE 1—ORGANIZATIONAL MATTERS

Harbor Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. The Trust consists of 30 separate portfolios. The portfolios covered by this report include: Harbor Commodity Real Return Strategy Fund, Harbor Unconstrained Bond Fund and Harbor Flexible Capital Fund (individually or collectively referred to as a “Fund” or the “Funds,” respectively). Harbor Capital Advisors, Inc. (the “Adviser” or “Harbor Capital”) is the investment adviser for the Funds.

The Funds may offer up to three classes of shares, designated as Institutional Class, Administrative Class and Investor Class. The shares of each class represent an interest in the same portfolio of investments of the respective Fund and have equal rights to voting, redemptions, dividends, and liquidations, except that: (i) certain expenses, subject to the approval of the Trust’s Board of Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service “IRS”; and (ii) shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights as to that distribution plan.

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

Security Valuation

Equity securities (including common stock, preferred stock, and convertible preferred stock) and financial derivative instruments (such as futures contracts and options contracts) that are traded on a national security exchange (except securities listed on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system and United Kingdom securities), are valued at the last sale price on a national exchange or system on which they are principally traded as of the valuation date. Securities listed on the NASDAQ system or a United Kingdom exchange are valued at the official closing price of those securities. In the case of securities for which there are no sales on the valuation day, (i) securities traded principally on a U.S. exchange, including NASDAQ, are valued at the mean between the closing bid and ask price; and (ii) securities traded principally on a foreign exchange, including United Kingdom securities, are valued at the official bid price determined as of the close of the primary exchange. To the extent these securities are actively traded and fair valuation adjustments are not applied, they are normally categorized as Level 1 in the fair value hierarchy. Preferred stock and other equity securities traded on inactive markets or valued by reference to similar instruments are normally categorized as Level 2 in the fair value hierarchy. For more information on the fair value hierarchy, please refer to the Fair Value Measurements and Disclosures section in Note 2.

Debt securities (including corporate bonds, municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, mortgage-backed and asset-backed securities, foreign government obligations, bank loans, and convertible preferred securities other than short-term securities with a remaining maturity of less than 60 days at the time they are acquired), are valued using evaluated prices furnished by a pricing service selected by the Board of Trustees. An evaluated price represents an assessment by the pricing service using various market inputs of what the pricing service believes is the fair market value of a security at a particular point in time. The pricing service determines evaluated prices for debt securities that would be transacted at institutional-size quantities using inputs including, but not limited to, (i) recent transaction prices and dealer quotes, (ii) transaction prices for what the pricing service believes are securities with similar characteristics, (iii) the pricing vendor’s assessment of the risk inherent in the security taking into account criteria such as credit quality, payment history, liquidity and market conditions, and (iv) various correlations and relationships between security price movements and other factors, such as interest rate changes, which are recognized by institutional traders. In the case of mortgage-backed and asset-backed securities, the inputs used by the pricing service may also include information about cash flows, prepayment rates, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and other specific information about the particular offering. Because many debt securities trade infrequently, the pricing vendor will often not have current transaction price information available as an input in

41

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

determining an evaluated price for a particular security. When current transaction price information is available, it is one input into the pricing service’s evaluation process, which means that the evaluated price supplied by the pricing service will frequently differ from that transaction price. Short-term securities with a remaining maturity of less than 60 days at the time they are acquired are stated at amortized cost, which approximates fair value. Securities that use similar valuation techniques and inputs as described above are normally categorized as Level 2 in the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, and swap agreements, derive their value from underlying asset prices, indices, reference rates and other inputs, or a combination of these factors. These instruments are valued using evaluated prices furnished by a pricing service selected by the Board of Trustees. In certain cases, when a valuation is not readily available from a pricing service, the Fund’s subadviser provides a valuation, typically using its own proprietary models. Depending on the instrument and the terms of the transaction, the value of the derivative instrument can be determined by a pricing service or subadviser using a series of techniques, including simulation pricing models. The pricing models use inputs, such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates, that are observed from actively quoted markets. Derivative instruments that use valuation techniques and inputs similar to those described above are normally categorized in Level 2 of the fair value hierarchy.

When reliable market quotations or evaluated prices supplied by a pricing vendor are not readily available or are not believed to accurately reflect fair value, securities are priced at their fair value as determined by the Trust’s Valuation Committee pursuant to procedures adopted by the Board of Trustees. Securities valued using fair value pricing procedures that incorporate significant unobservable inputs are normally categorized as Level 3 in the fair value hierarchy.

A Fund may also use fair value pricing if the value of some or all of the Fund’s securities have been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with other securities as well. In such cases, the Fund may apply a fair value factor supplied by the pricing service to a foreign security’s market close value to reflect changes in value that may have occurred between the close of the primary market or exchange on which the security is traded and the Fund’s pricing time. That factor may be derived using observable inputs such as a comparison of the trading patterns of a foreign security to intraday trading in the U.S. markets that are highly correlated to the foreign security or other information that becomes available after the close of the foreign market on which the security principally traded. When fair value pricing is employed, the prices of securities used by a Fund to calculate its net asset value may differ from market quotations, official closing prices or evaluated prices for the same securities, which means that the Fund may value those securities higher or lower than another fund that uses market quotations, official closing prices or evaluated prices supplied by a pricing vendor. Securities valued using observable inputs, such as those described above, are normally categorized as Level 2 of the fair value hierarchy.

Fair Value Measurements and Disclosures

Various inputs may be used to determine the value of each Fund’s investments which are summarized in three broad categories defined as Level 1, Level 2 and Level 3. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The assignment of an investment to Level 1, 2 or 3 is based on the lowest level of significant inputs used to determine its fair value.

Level 1—	Quoted prices in active markets for identical securities.
Level 2—	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—	Significant unobservable inputs are used in situations where quoted prices or other observable inputs are not available. Significant unobservable inputs may include the Funds’ own assumptions.

Transfers between levels, if any, are recognized as of the last day in the fiscal quarter of the period in which the event or change in circumstances that caused the reclassification occurred. For fair valuations using significant unobservable inputs,

42

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses is provided, including purchases and sales, and transfers in/out of the Level 3 category during the period. A fair value hierarchy, level transfer activity, and a Level 3 reconciliation, when applicable, can be found at the end of each Fund’s Portfolio of Investments schedule.

The Funds used observable inputs in their valuation methodologies whenever they were available and deemed reliable.

Loan Participations and Assignments

Loan participations and loan assignments are direct debt instruments, which are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. During the period, Harbor Commodity Real Return Strategy Fund and Harbor Unconstrained Bond Fund invested in loan participations and assignments. A Fund’s investments in loans may be in the form of participation in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled, only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.

Inflation-Indexed Bonds

Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted based on the rate of inflation. During the period, Harbor Commodity Real Return Strategy Fund and Harbor Unconstrained Bond Fund invested in inflation-indexed bonds. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value that is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income even though investors do not receive the principal until maturity.

Mortgage-Related and Other Asset-Backed Securities

Mortgage-backed or asset-backed securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. During the period, Harbor Commodity Real Return Strategy Fund and Harbor Unconstrained Bond Fund invested in mortgage- or other asset-backed securities. The value of some mortgage or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

U.S. Government Securities

During the period, each Fund invested in U.S. government securities. U.S. government securities include securities issued by U.S. government agencies or government-sponsored enterprises that may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. government corporation, is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include the Federal National Mortgage Association (“FNMA” or “Fannie

43

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). On September 7, 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac in conservatorship, while the Treasury agreed to purchase preferred stock as needed to ensure that both Fannie Mae and Freddie Mac maintain a positive net worth (guaranteeing up to $100 billion for each entity). As a consequence, certain fixed income securities of Fannie Mae and Freddie Mac have more explicit U.S. government support.

Forward Commitments and When-Issued Securities

During the period, Harbor Commodity Real Return Strategy Fund and Harbor Unconstrained Bond Fund purchased and sold securities on a forward commitment basis, including “TBA” (to be announced) purchase and sale commitments. Purchasing securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date. Such risk is in addition to the risk of decline in value of a Fund’s other assets. Although a Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, a Fund may dispose of a when-issued security or forward commitment prior to settlement if the subadviser deems it appropriate to do so. Each Fund may enter into a forward-commitment sale to hedge its portfolio positions or to sell securities it owned under a delayed delivery arrangement. Sale proceeds are not received until the contractual settlement date. While such a contract is outstanding, a Fund must segregate equivalent deliverable securities or hold an offsetting purchase commitment. A Fund may realize short-term gains or losses upon such purchases and sales. These transactions involve a commitment by a Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchase and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges.

The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of a Fund’s net asset value starting on the date of the agreement to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in such Fund’s assets. Fluctuations in the market value of the underlying securities are not reflected in a Fund’s net asset value as long as the commitment to sell remains in effect. Settlement of when-issued purchase and forward commitment transactions generally take place within two months after the date of the transaction, but the Fund may agree to a longer settlement period.

A Fund will purchase securities on a when-issued basis, or purchase or sell securities on a forward commitment basis, only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into. A Fund also may sell securities it has committed to purchase before those securities are delivered to such Fund on the settlement date. A Fund may realize a capital gain or loss in connection with these transactions. When a Fund purchases securities on a when-issued or forward commitment basis, such Fund will maintain in a segregated account with the Fund’s custodian, or set aside in the Fund’s records, cash or liquid assets having a value (determined daily) at least equal to the amount of the Fund’s purchase commitments. In the case of a forward commitment to sell portfolio securities, portfolio holdings will be held in a segregated account with a Fund’s custodian, or set aside on a Fund’s records, while the commitment is outstanding.

Repurchase Agreements

In a repurchase agreement, a Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Such agreements must be adequately collateralized to cover the counterparty’s obligation to the Fund to close out the repurchase agreement. During the period, each Fund entered into repurchase agreements with domestic or foreign banks or with a member firm of the Financial Industry Regulatory Authority, Inc. (“FINRA”), or an affiliate of a member firm that is a primary dealer in U.S. government securities. Each repurchase agreement counterparty must meet the minimum credit quality requirements applicable to the respective Fund and any other appropriate counterparty criteria as determined by

44

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

the Fund’s subadviser. The minimum credit quality requirements are those applicable to a Fund’s purchase of securities such that if a Fund is permitted to only purchase securities that are rated investment grade (or the equivalent if unrated), that Fund could only enter into repurchase agreements with counterparties that have debt outstanding that is rated investment grade (or the equivalent if unrated). The securities are regularly monitored to ensure that the collateral is adequate. In the event of the bankruptcy of the seller or the failure of the seller to repurchase the securities as agreed, the Fund could suffer losses, including loss of interest on or principal of the securities and costs associated with delay and enforcement of the repurchase agreement.

Short Sales

During the period, Harbor Commodity Real Return Strategy Fund and Harbor Unconstrained Bond Fund engaged in short-selling, which obligates a Fund to replace a borrowed security by purchasing it at the market price at the time of replacement. Until the security is replaced, such Fund is required to pay any accrued interest or dividends to the lender and also may be required to pay a premium. A Fund would realize a gain if the security declines in price between the date of the short sale and the date on which such Fund replaces the borrowed security. A Fund would incur a loss as a result of the short sale if the price of the security increases between those dates. Until a Fund replaces the borrowed security, it will maintain cash or liquid securities sufficient to cover its short position in a segregated account or set aside in the Fund’s records. Short sales involve the risk of an unlimited increase in the market price of the borrowed security.

Futures Contracts

A futures contract is an agreement between two parties to buy or sell a specified financial instrument at a set price on a future date. During the period, Harbor Commodity Real Return Fund and Harbor Unconstrained Bond Fund used futures contracts to gain exposure to the fixed income or commodity asset class with greater efficiency and lower cost than was possible through direct investment, to add value when these securities were attractively priced, or to adjust the portfolio’s sensitivity to changes in interest rates or currency exchange rates. Futures contracts tend to increase or decrease a Fund’s exposure to the underlying instrument or can be used to hedge other Fund investments.

Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash, U.S. government securities or other liquid securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract referred to as “variation margin.” Such receipts or payments are recorded by a Fund as unrealized gains or losses. When the contract is closed or expires, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. A Fund may suffer losses if it is unable to close out its position because of an illiquid secondary market. There is no assurance that a portfolio manager will be able to close out its position when the portfolio manager considers it appropriate or desirable to do so. In the event of adverse price movements, a Fund may be required to continue making daily cash payments to maintain its required margin. If a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when the portfolio manager would not otherwise elect to do so. In addition, a Fund may be required to deliver or take delivery of instruments. The maximum potential loss on a long futures contract is the U.S. dollar value of the notional amount at the time the contract is opened. The potential loss on a short futures contract is unlimited. There is minimal counterparty risk with futures contracts as they are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Options

An option, including rights and warrants, is a contract that offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price (the strike price) during a certain period of time or on a specific date (exercise date). During the period, Harbor Commodity Real Return Fund and Harbor Unconstrained Bond Fund purchased and wrote (sold) option contracts to manage their exposure to the bond markets and to fluctuations in interest rates and currency values or commodity prices. Additionally during the period, Harbor Flexible Capital Fund wrote option contracts to manage its exposure to the equity markets. Call options tend to increase a Fund’s exposure to the

45

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

underlying instrument, if purchased, and decrease exposure to the underlying instrument, if written. Put options tend to decrease a Fund’s exposure to the underlying instrument, if purchased, and increase exposure to the underlying instrument, if written.

When a Fund purchases an option, it pays a premium. If a purchased option expires, a Fund realizes a loss in the amount of the premium. If a Fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If a call option is exercised by a Fund, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If a put option is exercised by a Fund, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium originally paid. The risk associated with purchasing options is limited to the premium paid. A Fund’s maximum risk of loss from counterparty credit risk is also limited to the premium paid for the contract.

When a Fund writes an option, it receives a premium. If a written option expires on its stipulated expiration date, or if a Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss, if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security that a Fund purchases upon exercise of the option.

The risk in writing a call option is that a Fund relinquishes the opportunity to profit if the market price of the underlying security increases and the option is exercised. In writing a put option, a Fund assumes the risk of incurring a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is a risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market or if the counterparty does not perform under the contract’s terms.

Swap Agreements

A swap is a contract between two parties to exchange future cash flows at specified intervals (payment dates) based upon a notional principal amount during the agreed-upon life of the contract. Swaps are marked to market daily and changes in value are recorded as unrealized appreciation or depreciation.

Upon entering a swap agreement, any payments received or made at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent a reconciling value to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. If a liquidation payment is received or made at the termination of the swap, it is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Statement of Operations. A Fund will only enter into swap agreements with counterparties that meet the minimum credit quality requirements applicable to the Fund and any other appropriate counterparty criteria as determined by the Fund’s subadviser. The minimum credit quality requirements are similar to those applicable to a Fund’s purchase of securities, such that if the Fund is permitted to only purchase securities that are rated investment grade (or the equivalent if unrated), the Fund could only enter into one of the below referenced transactions with counterparties that have debt outstanding that is rated investment grade (or the equivalent if unrated). Entering into swap agreements involves, to varying degrees, elements of credit risk, market risk and interest rate risk in excess of the amount recognized in the Statement of Assets and Liabilities. Such risks include the possibility that there is not a liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. The Fund’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life or the fair value of the contract. This risk is typically mitigated by entering into swap agreements with highly-rated counterparties, the existence of a master netting arrangement with the Fund and the counterparty, and the posting of collateral by the counterparty.

46

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Interest Rate Swaps are agreements between counterparties to exchange cash flows or an exchange of commitments to pay or receive interest with respect to the notional amount of principal. During the period, Harbor Commodity Real Return Fund and Harbor Unconstrained Bond Fund used interest rate swap agreements to manage their exposure to interest rate changes. Changes in interest rates can have an effect on both the value of bond holdings and the amount of interest income earned.

Credit Default Swaps are agreements between counterparties to buy or sell protection on a debt security, a basket of securities, or an index of obligations against a defined credit event. Under the terms of a credit default swap, the buyer of protection receives credit protection in exchange for making periodic payments to the seller of protection based on a given percentage applied to a notional principal amount. In return for these payments, the seller acts as the guarantor of the creditworthiness of a reference entity, obligation or index. During the period, Harbor Commodity Real Return Fund and Harbor Unconstrained Bond Fund used credit default swap agreements as a seller to gain credit exposure to an issuer or to simulate investments in long bond positions that were either unavailable or less attractively priced in the bond market; such Funds used credit default swap agreements as a buyer to provide a measure of protection against defaults of an issuer. An issuer may represent either a single issuer, a “basket” of issuers, or a credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole.

The buyer in a credit default contract is obligated to pay the seller a periodic stream of payments over the term of the contract provided that no credit event occurs. Credit events include bankruptcy, failure to pay principal, maturity extension, rating downgrade, or write-down. As a seller, if an underlying credit event occurs, a Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the reference obligation (or underlying securities comprising an index), or pay a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation (or underlying securities comprising an index). As a buyer, if an underlying credit event occurs, a Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the reference obligation (or underlying securities comprising an index) or receive a net settlement. The maximum exposure to loss of the notional value as the seller of credit default swaps outstanding at October 31, 2011 for Harbor Commodity Real Return Fund and Harbor Unconstrained Bond Fund is $9,500 and $100, respectively.

Total Return Swaps are agreements between counterparties to exchange the return of a given underlying asset, including any income it generates and appreciation in value, in exchange for a set rate, either fixed or variable. During the period, Harbor Commodity Real Return Strategy Fund used total return swap agreements to gain or mitigate exposure to underlying reference assets, securities, or indices.

Under the terms of a total return swap, one counterparty pays out the total return of a specific referenced asset or index and in return receives a regular stream of payments. To the extent the total return of an asset or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment or make a payment to the counterparty.

Variance Swaps are agreements between counterparties to exchange cash flows based upon the measured variance (or the square of volatility) of a specified underlying asset. One party agrees to exchange a strike price (“Fixed Rate) for the realized price variance (“Floating Rate”) on the underlying asset with respect to the notional amount. During the period, Harbor Commodity Real Return Strategy Fund used variance swap agreements to gain or mitigate exposure to underlying reference assets or securities.

When a variance swap agreement is originated, the strike price is generally set such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged where the payoff amount is equal to the difference between the final market price of the asset and the strike price multiplied by the notional amount. As a receiver of the Floating Rate, a Fund receives the payoff amount when the final market price is greater than the strike price, and owes the payoff amount when the final market price is less than the strike price. As a payer of the Floating Rate, a Fund owes the payoff amount when the final market price is greater than the strike price, and receives the payoff amount when the final market price is less than the strike price.

47

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Foreign Forward Currency Contracts

A foreign forward currency contract is an agreement between two parties to buy and sell currencies at a set price on a future date. During the period, Harbor Commodity Real Return Fund and Harbor Unconstrained Bond Fund used foreign forward currency contracts to manage their exposure to changes in exchange rates or as a hedge against foreign exchange risk related to specific transactions or portfolio positions.

The foreign forward currency contract is marked-to-market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Risk of losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened. During the period, Harbor Commodity Real Return Fund and Harbor Unconstrained Bond Fund entered into collateral agreements with certain counterparties to mitigate counterparty risk associated with foreign forward currency contracts.

Foreign Currency Spot Contracts

A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate for settlement within two business days. During the period, each Fund used foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars.

The foreign currency spot contract is marked-to-market daily for settlements beyond one day, and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Risk of losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Foreign Currency Translations

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based on the current exchange rates at period end. Purchases and sales of securities are translated into U.S. dollars at the current exchange rate on the respective dates of the transaction. Income and withholding taxes are translated at the prevailing exchange rate when accrued or incurred.

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income accrued and tax reclaims receivable and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not isolated in the Statement of Operations from the effects of changes in market prices of these securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Investment Income

Dividends declared on portfolio securities are accrued on the ex-dividend date. For foreign securities held, certain dividends are recorded after the ex-dividend date, but as soon as the respective Fund is notified of such dividends. Interest income is accrued daily as earned. Discounts and premiums on fixed income securities purchased are amortized over the life of the respective securities using the effective yield method.

Securities Transactions

Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses on security transactions are determined on the basis of identified cost for both federal income tax and financial reporting purposes.

48

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Proceeds from Litigation

The Funds may receive proceeds from shareholder litigation settlements involving current and/or previously held portfolio holdings. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/(loss) if the security has been disposed of by a Fund or in unrealized gain/(loss) if the security is still held by a Fund.

Distribution to Shareholders

Distributions on Fund shares are recorded on the ex-dividend date.

Expenses

Expenses incurred by the Trust are charged directly to the fund that incurred such expense, whenever possible. With respect to expenses incurred by any two or more Harbor Funds where amounts cannot be identified on a fund by fund basis, such expenses are generally allocated in proportion to the average net assets or the number of shareholders of each fund.

Custodian

The Funds have credit balance arrangements with the Custodian whereby uninvested cash is invested in a short-term investment vehicle and amounts earned constitute an expense credit that is applied against gross custody expenses. Such custodial expense reductions are reflected on the accompanying Statement of Operations.

Class Allocations

Income, common expenses and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Basis for Consolidation for the Harbor Commodity Real Return Fund

Harbor Cayman Commodity Fund, Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated on August 4, 2008 as a wholly-owned subsidiary acting as an investment vehicle for Harbor Commodity Real Return Strategy Fund in order to gain exposure to certain asset classes consistent with the Fund’s investment objectives and policies specified in its prospectus and statement of additional information. Under the Articles of Association of the Subsidiary, Harbor Commodity Real Return Strategy Fund will remain the sole shareholder of the Subsidiary and retain all rights associated with shares in the Subsidiary. The shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, attend and vote at general meetings of the Subsidiary, rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. As of October 31, 2011, the Subsidiary represented approximately $62,573 or approximately 21% of the net assets of Harbor Commodity Real Return Strategy Fund.

Federal Taxes

Each Fund is treated as a separate entity for federal tax purposes. Each Fund’s policy is to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held or excise tax on income and capital gains.

49

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned. The Funds may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated.

The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. Management has analyzed each Fund’s tax positions taken on federal income tax returns for all open tax years (in particular, the tax years ended October 31, 2008-2010 for Harbor Commodity Real Return Fund and October 31, 2010 for Harbor Unconstrained Bond Fund), including positions expected to be taken upon filing the 2011 tax return for each Fund and has concluded that no provision for income tax is required in any Fund’s financial statements.

Treatment of Income from Offshore Subsidiary for Harbor Commodity Real Return Fund

Direct investment by a mutual fund in certain commodity-linked securities and derivative instruments is limited under Subchapter M of the Internal Revenue Code by the requirement that a mutual fund receive no more than ten percent (10%) of its gross income from such investments in order to receive favorable tax treatment as a regulated investment company. The Harbor Commodity Real Return Strategy Fund seeks to gain exposure indirectly to commodity markets by investing in the Subsidiary, which may invest without limitation in commodity-linked securities and derivative instruments. The IRS has issued private letter rulings to other taxpayers concluding that income produced by certain types of commodity-linked notes or a fund’s investment in a controlled foreign corporation (such as the Subsidiary) will constitute qualifying income. The tax treatment of commodity-related derivative instruments may potentially be affected by changes in legislation, regulations or other legally binding authority, which could affect the character, timing and amount of the Harbor Commodity Real Return Strategy Fund’s taxable income and distributions. In late July 2011, the IRS indicated that the granting of private letter rulings is currently suspended. As a result, the Fund is unable to obtain a private letter ruling with respect to its investments or structure, although, based on the analysis in private letter rulings previously issued to other taxpayers, the Fund intends to continue to treat its income from commodity-linked securities and the Subsidiary as qualifying income. If the IRS should make an adverse determination relating to the treatment of such income, the Fund would likely need to significantly change its investment strategy and recognize unrealized gains in order to remain qualified for taxation as a regulated investment company, which could adversely affect the Fund.

New Accounting Pronouncements

Repurchase Agreements

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2011-03, A Reconsideration of Effective Control for Repurchase Agreements (“ASU 2011-03”). Specifically, ASU 2011-03 refers to accounting treatment for repurchase agreements that obligate a transferor to repurchase or redeem financial assets before their maturity. ASU 2011-03 modifies the criteria for determining effective control of the transferred assets and, as a result, certain repurchase agreements may now be required to be accounted for as secured borrowings. ASU 2011-03 will become effective for interim and annual periods beginning after December 15, 2011. Management is evaluating the implications of this pronouncement and the impact it will have on the financial statement amounts and disclosures, if any.

Fair Value Measurements and Disclosures

In May 2011, the FASB issued ASU 2011-04, Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS (“ASU 2011-04”), with the goal of convergence with the International Accounting Standards Board guidance on fair value measurements and disclosures. ASU 2011-04 will require additional disclosures and detail about the circumstances surrounding transfers between securities classified as Level 1 and Level 2 and all securities classified as Level 3. ASU 2011-04 will become effective for interim and annual periods beginning after December 15, 2011. Management is evaluating the implications of this pronouncement and the impact it will have on the Funds’ disclosures.

50

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 3—INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, other than short-term securities, for each Fund for the year ended October 31, 2011 are as follows:

	Purchases		Sales
	U.S. Government	Other	U.S. Government	Other
Harbor Commodity Real Return Strategy Fund (consolidated)	$2,131,918	$112,004	$2,019,604	$29,481
Harbor Unconstrained Bond Fund	143,489	15,552	132,720	2,915
Harbor Flexible Capital Fund[a]	—	23,636	—	12,142

a	For the period March 1, 2011 (inception) through October 31, 2011.

Written Options

Transactions in written options for the period ended October 31, 2011 are summarized as follows:

HARBOR COMMODITY REAL RETURN STRATEGY FUND (CONSOLIDATED)
	Options Written		Options Written		Options Written		Options Written
	Swap Options - U.S.		Commodity Option		U. S. Treasury Futures		Eurodollar Futures
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Options outstanding at beginning of year	42,000,008	$306	—	$—	98	$43	6	$2
Options opened	95,200,000	435	3,200,379	435	255	104	101	53
Options closed	(92,800,000)	(334)	(22)	(69)	(353)	(147)	(107)	(55)
Options expired	(1,600,000)	(6)	(3,200,000)	(29)	—	—	—	—

Open at 10/31/2011	42,800,008	$401	357	$337	—	$—	—	$—

HARBOR UNCONSTRAINED BOND FUND
			Options Written		Options Written		Options Written
			Swap Options - U.S.		U. S. Treasury Futures		Eurodollar Futures
			Number of Contracts	Premiums Received	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Options outstanding at beginning of year			200,000	$1	6	$2	—	$—
Options opened			54,300,000	1,092	11	5	2	1
Options closed			(48,400,000)	(1,029)	(17)	(7)	(2)	(1)
Options expired			(400,000)	(4)	—	—	—	—

Open at 10/31/2011			5,700,000	$60	—	$—	—	$—

HARBOR FLEXIBLE CAPITAL FUND
	Options Written
	Swap Options - U.S.
	Number of Contracts	Premiums Received
Options outstanding at beginning of period 03/01/2011 (inception)	—	$—
Options opened	93	7
Options closed	(40)	(4)
Options expired	(53)	(3)

Open at 10/31/2011	—	$—

51

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser

Harbor Capital is an indirect, wholly-owned subsidiary of Robeco Groep, N.V. (“Robeco”). Cooperatieve Centrale Raiffeisen-Boevenleenbank B.A. (“Rabobank Nederland”) owns 100% of the shares of Robeco. Harbor Capital is the Trust’s investment adviser and is also responsible for administrative and other services. Separate advisory agreements for each Fund were in effect during the year ended October 31, 2011. The agreements provide for fees based on an annual percentage rate of average daily net assets as follows:

Contractual Rate
Harbor Commodity Real Return Strategy Fund	0.86%
Harbor Unconstrained Bond Fund	0.85
Harbor Flexible Capital Fund	0.85

Harbor Capital has from time to time voluntarily or contractually agreed not to impose a portion of its management fees and to bear a portion of the expenses incurred in the operation of certain Funds in order to limit Fund expenses. Such waivers are reflected on the accompanying Statements of Operations for the respective Funds. Harbor Capital has entered into a contractual expense limitation agreement with Harbor Commodity Real Return Strategy Fund limiting the total expenses to 0.94% and 1.19% for the Institutional Class and Administrative Class, respectively. In addition, Harbor Capital has contractually agreed to waive the management fee it receives from Harbor Commodity Real Return Strategy Fund in an amount equal to the management fee paid to Harbor Capital by the Subsidiary. This waiver may not be terminated by Harbor Capital and will remain in effect for as long as Harbor Capital’s contract with the Subsidiary is in place. Harbor Capital has entered into a contractual expense limitation agreement with Harbor Unconstrained Bond Fund limiting the total expenses to 1.05% and 1.30% for the Institutional Class and Administrative Class, respectively. Harbor Capital has also entered into a contractual expense limitation agreement with Harbor Flexible Capital Fund limiting the total expenses for the Fund to 1.00%, 1.25% and 1.37% for the Institutional Class, Administrative Class and Investor Class, respectively. The contractual expense limitations are effective through February 29, 2012. All expense limitations are inclusive of the transfer agent fee waiver discussed in the following Transfer Agent note.

Distributor

Harbor Funds Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of Harbor Capital, is the distributor for Harbor Funds shares. Under the Trust’s current distribution plans pursuant to Rule 12b-1 under the Investment Company Act with respect to each Fund’s Administrative Class shares and Investor Class shares (collectively, the “12b-1 Plans”), as applicable, each Fund pays the Distributor compensation at the annual rate of 0.25% of the average daily net assets of Administrative Class shares and of the Investor Class shares. The 12b-1 Plans compensates the Distributor for the purpose of financing any activity that is primarily intended to result in the sale of Administrative and Investor Class shares of the Funds or for recordkeeping services or the servicing of shareholder accounts in the Administrative and Investor Class shares of the Fund. Such activities include, but are not limited to: printing of prospectuses and statements of additional information and reports for prospective shareholders (i.e., other than existing shareholders); preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers or other institutions such as asset-based sales charges, payments of recordkeeping fees under recording arrangements, or payments of service fees under shareholder service arrangements; and costs of administering the 12b-1 Plan.

Amounts payable by a Fund under the 12b-1 Plans need not be directly related to the expenses actually incurred by the Distributor on behalf of each Fund. The 12b-1 Plans do not obligate the Funds to reimburse Harbor Funds Distributors for the actual expenses the Distributor may incur in fulfilling its obligations under the 12b-1 Plans. Thus, even if the Distributor’s actual expenses exceed the fee payable to the Distributor at any given time, the Funds will not be obligated to pay more than that fee. If the Distributor’s expenses are less than the fee it receives, the Distributor will retain the difference.

The fees attributable to each Fund’s respective class are shown on the accompanying Statement of Operations.

52

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued

Transfer Agent

Harbor Services Group, Inc., a wholly-owned subsidiary of Harbor Capital, is the shareholder servicing agent for the Funds. The shareholder servicing agreement is reviewed and approved annually by the Trustees of the Funds and provides currently for compensation up to the following amounts per class of each Fund:

Share Class Fees	Transfer Agent
Institutional Class	0.06% of the average daily net assets of all Institutional Class shares.
Administrative Class	0.06% of the average daily net assets of all Administrative Class shares.
Investor Class	0.18% of the average daily net assets of all Investor Class shares.

Effective March 1, 2011, the transfer agent fees for the Institutional and Administrative Class shares decreased from 0.08% to 0.06% and decreased from 0.20% to 0.18% for the Investor Class shares. Harbor Services Group, Inc. has voluntarily waived a portion of its transfer agent fees during the year ended October 31, 2011. Fees incurred for these transfer agent services are shown on each Fund’s Statement of Operations.

Shareholders

On October 31, 2011, Harbor Capital, Harbor Funds Distributors, and Harbor Services Group, collectively held the following shares of beneficial interest in the Funds:

	Number of Shares Owned by Harbor Capital Advisors, Harbor Funds Distributors, and Harbor Services Group				Percentage of Outstanding Shares
	Institutional Class	Administrative Class	Investor Class	Total
Harbor Commodity Real Return Strategy Fund	19,833	1	N/A	19,834	0.0%
Harbor Unconstrained Bond Fund	300,069	15,210	N/A	315,279	0.1
Harbor Flexible Capital Fund	258,920	25,000	25,000	308,920	0.2

Independent Trustees

The fees and expenses of the Independent Trustees allocated to each Fund are shown on each Fund’s Statement of Operations. The Independent Trustees’ remuneration for all Strategic Markets Funds totaled $5 for the year ended October 31, 2011.

The Board of Trustees has adopted a Deferred Compensation Plan for Independent Trustees (the “Plan”) which enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Trust. For purposes of determining the amount owed to a Trustee under the Plan, deferred amounts are treated as though they had been invested in shares of the Fund(s) selected by the Trustee. The deferred compensation liability and the offsetting deferred compensation investment asset are included as a component of “Other Liabilities” and “Other Assets” in the Statement of Assets and Liabilities and fluctuates with changes in the market value of the selected securities. The market value adjustment for all Strategic Markets Funds totaled $0 for the year ended October 31, 2011. The deferred compensation and related mark-to-market impact will be a liability and an offsetting asset of the Funds until distributed in accordance with the Plan.

Redemption Fee

A 2% redemption fee is charged on shares of Harbor Commodity Real Return Strategy Fund that are redeemed within 30 days from their date of purchase. A 2% redemption fee is charged on shares of Harbor Flexible Capital Fund that are

53

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued

redeemed within 60 days from their date of purchase. All redemption fees are recorded by the Funds as paid-in capital. For the year ended October 31, 2011 the redemption fee proceeds are as follows:

Amount
Harbor Commodity Real Return Strategy Fund	$37
Harbor Flexible Capital Fund	—

Indemnification

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 5—TAX INFORMATION

The amount and character of income and net realized gains to be distributed are determined in accordance with income tax rules and regulations, which may differ from generally accepted accounting principles. These differences are attributable to permanent book and tax accounting differences that were primarily due to tax treatment of swap agreement transactions, disallowance of loss from the controlled foreign corporation, and foreign currency transactions. Reclassifications are made to the Funds’ capital accounts to reflect income and net realized gains available for distribution (or available capital loss carryovers) under income tax rules and regulations. The amounts reclassified on the Statement of Assets and Liabilities for the year ended October 31, 2011 are as follows:

	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid-In Capital
Harbor Commodity Real Return Strategy Fund	$(783)	$6,917	$(6,134)
Harbor Unconstrained Bond Fund	448	(448)	—
Harbor Flexible Capital Fund	(3)	3	—

The tax composition of distributions is as follows:

	As of October 31, 2010			As of October 31, 2011
	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
Harbor Commodity Real Return Strategy Fund	$7,610	$104	$7,714	$18,014	$538	$18,552
Harbor Unconstrained Bond Fund	41	—	41	146	—	146
Harbor Flexible Capital Fund	N/A	N/A	N/A	—	—	—

As of October 31, 2011, the components of distributable earnings on a tax basis are as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation/ (Depreciation)
Harbor Commodity Real Return Strategy Fund	$12,306	$953	$(742)
Harbor Unconstrained Bond Fund	522	—	52
Harbor Flexible Capital Fund	41	—	416

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, each fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

54

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 5—TAX INFORMATION—Continued

At October 31, 2011, the following Fund had a capital loss carryforward for federal tax purposes, which will reduce the Fund’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code. This will reduce the amount of the distribution to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. The following capital loss carryforward does not expire:

	Capital Loss Carryforwards:
	Short Term	Long Term	Total
Harbor Flexible Capital Fund	$927	$—	$927

The identified cost for federal income tax purposes of investments owned by each Fund (including earned discount on corporate short-term notes and commercial paper) and their respective gross unrealized appreciation and depreciation at October 31, 2011 are as follows:

	Identified Cost	Gross Unrealized		Net Unrealized Appreciation/ (Depreciation)
		Appreciation	(Depreciation)
Harbor Commodity Real Return Strategy Fund	$452,180	$5,703	$(3,827)	$1,876
Harbor Unconstrained Bond Fund	29,845	387	(469)	(82)
Harbor Flexible Capital Fund*	12,196	682	(266)	416

*	Capital loss carryforwards are available that may reduce taxable income from future net realized gain on investments.

NOTE 6—DERIVATIVES

The Funds’ derivative holdings do not qualify for hedge accounting treatment and as such are recorded at fair value. For a detailed discussion of risks related to these investments please refer to the descriptions of each derivative in Note 2—Significant Accounting Policies.

The derivative instruments outstanding as of the year ended October 31, 2011 as disclosed in the Portfolio of Investments for the Funds and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the year as disclosed in the Statement of Operations serve as indicators of the volume of derivative activity for these Funds.

Derivative Instruments

At October 31, 2011, the fair values of derivatives by primary risk exposure were reflected in the Statement of Assets and Liabilities as follows:

HARBOR COMMODITY REAL RETURN FUND
Statement of Assets and Liabilities Caption	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Commodity Contracts	Total
Assets
Investments, at value (Purchased Options)	$175	$—	$—	$158	$333
Open forward currency contracts	—	1,237	—	—	1,237
Unrealized appreciation on swap agreements[b]	160	—	148	88	396
Variation margin on futures contracts[a]	506	—	—	92	598

Liabilities
Open forward currency contracts	$—	$(1,410)	$—	$—	$(1,410)
Unrealized depreciation on swap agreements[b]	(22)	—	(180)	(2,839)	(3,041)
Variation margin on futures contracts[a]	(1)	—	—	(262)	(263)
Written options, at value	(303)	—	—	(204)	(507)

55

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 6—DERIVATIVES—Continued

HARBOR UNCONSTRAINED BOND FUND
Statement of Assets and Liabilities Caption	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Commodity Contracts	Total
Assets
Investments, at value (Purchased Options)	$35	$—	$31	$—	$66
Open forward currency contracts	—	82	—	—	82
Unrealized appreciation on swap agreements[b]	235	—	46	—	281
Variation margin on futures contracts[a]	13	—	—	—	13

Liabilities
Open forward currency contracts	$—	$(325)	$—	$—	$(325)
Unrealized depreciation on swap agreements[b]	(99)	—	(137)	—	(236)
Variation margin on futures contracts[a]	(17)	—	—	—	(17)
Written options, at value	(25)	—	(32)	—	(57)

HARBOR FLEXIBLE CAPITAL FUND

Statement of Assets and Liabilities Caption	Index
Assets
Investments, at value (Purchased Options)	$31

a	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

b	Net of premiums paid of $106 for Harbor Commodity Real Return Strategy Fund and received of $369 for Harbor Unconstrained Bond Fund.

Realized net gain/(loss) and the change in unrealized appreciation/(depreciation) on derivatives by primary risk exposure for the year ended October 31, 2011, were:

HARBOR COMMODITY REAL RETURN STRATEGY FUND (CONSOLIDATED)

Net Realized Gain/(Loss) on Derivatives	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Commodity Contracts	Total
Forward Currency Contracts	$—	$(82)	$—	$—	$(82)
Futures Contracts	1,202	—	—	216	1,418
Option Contracts-Purchased	136	—	—	—	136
Option Contracts-Written	269	30	—	—	299
Swaps Agreements	(1,128)	—	56	(5,971)	(7,043)

Realized Net Gain/(Loss) on Derivatives	$479	$(52)	$56	$(5,755)	$(5,272)

Change in Unrealized Appreciation/(Depreciation) on Derivatives	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Commodity Contracts	Total
Forward Currency Contracts	$—	$283	$—	$—	$283
Futures Contracts	451	—	—	(199)	252
Option Contracts-Purchased	(177)	—	—	—	(177)
Option Contracts-Written	108	—	—	—	108
Swaps Agreements	(22)	—	(41)	(3,995)	(4,058)

Change in Unrealized Appreciation/(Depreciation) on Derivatives	$360	$283	$(41)	$(4,194)	$(3,592)

56

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 6—DERIVATIVES—Continued

HARBOR UNCONSTRAINED BOND FUND
Net Realized Gain/(Loss) on Derivatives	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Total
Forward Currency Contracts	$—	$227	$—	$227
Futures Contracts	(280)	—	—	(280)
Option Contracts-Purchased	1,580	(4)	—	1,576
Option Contracts-Written	(1,439)	4	—	(1,435)
Swaps Agreements	(494)	—	281	(213)

Realized Net Gain/(Loss) on Derivatives	$(633)	$227	$281	$(125)

Change in Unrealized Appreciation/(Depreciation) on Derivatives	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Total
Forward Currency Contracts	$—	$(229)	$—	$(229)
Futures Contracts	10	—	—	10
Option Contracts-Purchased	(27)	—	—	(27)
Option Contracts-Written	3	—	—	3
Swaps Agreements	121	—	(75)	46

Change in Unrealized Appreciation/(Depreciation) on Derivatives	$107	$(229)	$(75)	$(197)

HARBOR FLEXIBLE CAPITAL FUND
Net Realized Gain/(Loss) on Derivatives		Interest Rate Contracts	Equity Contracts	Total
Option Contracts-Purchased		$1	$—	$1
Option Contracts-Written		—	4	4

Realized Net Gain/(Loss) on Derivatives		$1	$4	$5

Change in Unrealized Appreciation/(Depreciation) on Derivatives		Interest Rate Contracts	Equity Contracts	Total
Option Contracts-Purchased		$(41)	$—	$(41)

NOTE 7—SUBSEQUENT EVENTS

Through the date the financial statements were issued, no subsequent events or transactions had occurred that would have materially impacted the financial statements or related disclosures as presented herein.

57

Harbor Strategic Markets Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Harbor Funds

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Harbor Commodity Real Return Strategy Fund (consolidated), Harbor Unconstrained Bond Fund and Harbor Flexible Capital Fund (three of the portfolios constituting the Harbor Funds (the Trust)) as of October 31, 2011, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian, agent banks and brokers or by other appropriate auditing procedures where replies from agent banks and brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Harbor Commodity Real Return Strategy Fund (consolidated), Harbor Unconstrained Bond Fund and Harbor Flexible Capital Fund of the Harbor Funds at October 31, 2011, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

December 20, 2011

58

Harbor Strategic Markets Funds

FEES AND EXPENSE EXAMPLE (Unaudited)

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2011 through October 31, 2011.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the respective Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Expenses Paid During Period*	Beginning Account Value (May 1, 2011)	Ending Account Value (October 31, 2011)
Harbor Commodity Real Return Strategy Fund
Institutional Class	0.94%
Actual		$4.43	$1,000	$867.10
Hypothetical (5% return)		4.79	1,000	1,020.35
Administrative Class	1.19%
Actual		$5.60	$1,000	$865.80
Hypothetical (5% return)		6.06	1,000	1,019.06
Harbor Unconstrained Bond Fund
Institutional Class	1.05%
Actual		$5.28	$1,000	$996.30
Hypothetical (5% return)		5.35	1,000	1,019.78
Administrative Class	1.30%
Actual		$6.53	$1,000	$995.20
Hypothetical (5% return)		6.61	1,000	1,018.49

59

Harbor Strategic Markets Funds

FEES AND EXPENSE EXAMPLE—Continued

	Annualized Expense Ratio	Expenses Paid During Period*	Beginning Account Value (May 1, 2010)	Ending Account Value (October 31, 2011)
Harbor Flexible Capital Fund
Institutional Class	1.00%
Actual		$4.80	$1,000	$906.40
Hypothetical (5% return)		5.09	1,000	1,020.04
Administrative Class	1.25%
Actual		$6.00	$1,000	$905.40
Hypothetical (5% return)		6.36	1,000	1,018.75
Investor Class	1.37%
Actual		$6.47	$1,000	$905.40
Hypothetical (5% return)		6.97	1,000	1,018.13
*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

60

Harbor Strategic Markets Funds

ADDITIONAL INFORMATION (Unaudited)

ADDITIONAL TAX INFORMATION

The Funds designate a portion of their distributions from investment company taxable income for the fiscal year as qualifying for the dividends received deduction for corporate shareholders.

Percentage of Distribution
Harbor Flexible Capital Fund	100%

Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following capital gain dividends for the year ended October 31, 2011:

Amount (000s)
Harbor Commodity Real Return Strategy Fund	$538

For the fiscal year ended October 31, 2011, the Funds designate up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for reduced tax rates. These lower rates range from 5% to 15% depending on an individual’s tax bracket. If the Funds pay a distribution during calendar year 2011, complete information will be reported in conjunction with Form 1099-DIV.

Shareholders who own a taxable Harbor Funds account and that received distributions from the Fund during calendar year 2011 will receive a Form 1099-DIV in January 2012 that will show the tax character of those distributions.

PROXY VOTING

The Funds have adopted Proxy Voting Policies and Procedures under which the Funds vote proxies relating to securities held by the Fund. In addition, the Fund files Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of the Funds’ Proxy Voting Policies and Procedures and the Funds’ proxy voting record (Form N-PX) is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050; (ii) on the Funds’ website at www.harborfunds.com; and (iii) on the SEC’s website at www.sec.gov.

RESULTS OF PROXY VOTING AT SPECIAL MEETING OF HARBOR FUNDS SHAREHOLDERS

At a special meeting of Harbor Funds shareholders held on December 14, 2010, shareholders approved a proposal to elect the following three nominees to the Board of Trustees of Harbor Funds:

Trustee	For	Withheld	Percentage For
Raymond J. Ball	1,490,809,062	18,863,731	98.75%
Donna J. Dean	1,491,727,799	17,945,015	98.81%
Randall A. Hack	1,490,441,461	19,231,333	98.73%

Messrs. Ball and Hack served on the Board of Trustees by appointment prior to the special meeting but had not been elected by shareholders. Mr. Dean did not previously serve on the Board of Trustees. As a result of this special meeting, all Trustees currently serving on the Board of Trustees have been elected by shareholders.

HOUSEHOLDING

Harbor Funds has adopted a policy that allows it to send only one copy of a Fund’s prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same household. This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call the Shareholder Servicing Agent at 800-422-1050. Individual copies will be sent within thirty (30) days after the Shareholder Servicing Agent receives your instructions. Your consent to householding is considered valid until revoked.

QUARTERLY PORTFOLIO DISCLOSURES

Each Fund files a complete portfolio of investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050, (ii) on the Funds’ website at www.harborfunds.com, and (iii) on the SEC’s website at www.sec.gov. The form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may also be obtained by calling 800-SEC-0330.

61

Harbor Strategic Markets Funds

ADDITIONAL INFORMATION—Continued

TRUSTEES AND OFFICERS

(As of December 2011)

The business and affairs of the Trust shall be managed by or under the direction of the Trustees, and they shall have all powers necessary or desirable to carry out that responsibility. The Trustees shall have full power and authority to take or refrain from taking any action and to execute any contracts and instruments that they may consider necessary or desirable in the management of the Trust. Any determination made by the Trustees in good faith as to what is in the interests of the Trust shall be conclusive. Information pertaining to the Trustees, Trustee Emeritus and Officers of Harbor Funds is set forth below. Except as noted below, the address of each Trustee and Officer is: [Name of Trustee or Officer] c/o Harbor Funds, 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302.

The Harbor Funds’ Statement of Additional Information includes additional information about the Trust’s trustees and is available without charge by calling 800-422-1050 or at the Trust’s website at www.harborfunds.com.

Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships of Public Companies Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
Raymond J. Ball (67) Trustee	Since 2006	Sidney Davidson Distinguished Service Professor of Accounting, University of Chicago Booth School of Business (2000-Present); Academic Affiliate, Analysis Group (litigation consulting firm) (2000-Present); Financial Reporting Faculty Advisory Group of the Institute of Chartered Accountants in England and Wales (2008-Present); Advisory Board of the Center for Accounting Research & Education University of Notre Dame (2006-present).	30	None

Donna J. Dean (60) Trustee	Since 2010	Chief Investment Officer of the Rockefeller Foundation (a private foundation) (since 1995); Trustee of Queens University of Charlotte, North Carolina (1973-Present).	30	None

John P. Gould (72) Trustee	Since 1994	Steven G. Rothmeier Professor (1996-Present) and Distinguished Service Professor of Economics, University of Chicago Booth School of Business (1984-Present, on faculty since 1965); Trustee of Milwaukee Insurance (1997-2010); and Director of Unext.com (Internet based education company) (1999-2006).	30	Independent Trustee of Dimensional Fund Advisors family of mutual funds (1986-Present).

Randall A. Hack (64) Trustee	Since 2010	Founder and Senior Managing Director of Capstone Capital LLC (a private investment firm) (2003-Present); and Advisory Director of Berkshire Partners (a private equity firm) (2002-Present).	30	Director of Fiber Tower Corporation (2002-Present) and Director of Crown Castle International Corp. (1997-2007).

Rodger F. Smith (70) Trustee	Since 1987	Managing Director, Greenwich Associates (a research based consulting firm) (1976-Present); and Chair of Trust Advisory Committee of Tau Beta Pi Association (engineering honor society) (1985-Present).	30	None
INTERESTED TRUSTEE
David G. Van Hooser (65)* Chairman, Trustee and President	Since 2000	President (2002-Present), Director and Chairman of the Board (2000-Present), Harbor Capital Advisors, Inc.; Chief Executive Officer and Treasurer (2007-Present), President (2003-2007) and Director (2000-Present), Harbor Funds Distributors, Inc.; and Director (2000-Present), Harbor Services Group, Inc.	30	None
TRUSTEE EMERITUS**
Howard P. Colhoun (76) Trustee Emeritus	Since 1986	Retired. General Partner, Emerging Growth Partners, L.P. (investing in small companies) (1982-1997); Director, Storage U.S.A. (1994-2002); and Vice President and Director of Mutual Funds, T. Rowe Price Associates, Inc. (prior to 1982).	30	None

62

Harbor Strategic Markets Funds

ADDITIONAL INFORMATION—Continued

Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
FUND OFFICERS NOT LISTED ABOVE***
Charles F. McCain (42) Chief Compliance Officer	Since 2004	Executive Vice President, General Counsel and Chief Compliance Officer (2004-Present), Harbor Capital Advisors, Inc.; Director (2007-Present) and Chief Compliance Officer (2004-Present) Harbor Services Group, Inc.; and Director, Executive Vice President and Chief Compliance Officer (2007-Present), Harbor Funds Distributors Inc.

Anmarie S. Kolinski (40) Treasurer	Since 2007	Executive Vice President and Chief Financial Officer (2007-Present), Vice President Internal Audit (2005-2007), Harbor Capital Advisors, Inc.; Chief Financial Officer (2007-Present), Harbor Services Group, Inc., and Audit Senior Manager (2002-2005), Ernst & Young LLP.

Erik D. Ojala (36) Vice President, Secretary and AML Compliance Officer	Since 2007	Senior Vice President and Associate General Counsel (2007-Present) and Secretary (2010-Present), Harbor Capital Advisors, Inc.; Vice President and Assistant General Counsel (2003-2007), Corporate Secretary (2006-2007) and Compliance Officer (2003-2004), Ariel Investments, LLC; and Vice President and Secretary (2003-2007), Ariel Investment Trust (mutual funds).

Brian L. Collins (43) Vice President	Since 2005	Executive Vice President and Chief Investment Officer (2004-Present), Harbor Capital Advisors, Inc.

Charles P. Ragusa (52) Vice President	Since 2007	Executive Vice President (2007-Present), Harbor Capital Advisors, Inc.; President (2007-Present), Harbor Services Group, Inc.; Executive Vice President and AML Compliance Officer (2007-Present), Harbor Funds Distributors, Inc.; Vice President, Mutual Fund Operations (2005-2007) Boston Financial Data Services, Inc.; and Senior Vice President (2002-2005), IXIS Asset Management Services Co.

Susan A. DeRoche (59) Assistant Secretary 33 Arch Street, Suite 2001 Boston, MA 02110	Since 2006	Vice President and Compliance Director (2007-Present), Assistant Secretary (2006-Present) and Compliance Manager (2006), Harbor Capital Advisors, Inc.; Senior Vice President (2011-Present) and Secretary (2007-Present) Harbor Funds Distributors, Inc.; and Securities Specialist (1981-2006), Wilmer Cutler Pickering Hale and Dorr LLP (law firm).

1	Each Trustee serves for an indefinite term, until his successor is elected. Each officer is elected annually.
*	Mr. Van Hooser is deemed an “Interested Trustee” due to his affiliation with the Adviser and Distributor of Harbor Funds.
**	Mr. Colhoun is serving as a Trustee Emeritus for a term expiring December 31, 2012. Mr. Colhoun served as a Trustee for Harbor Funds from its inception in 1986 until December 31, 2010 and has served as a Trustee Emeritus since January 1, 2011.
***	Officers of the Funds are “interested persons” as defined in the Investment Company Act.

63

THIS PRIVACY STATEMENT IS NOT PART OF THIS REPORT

Harbor’s Privacy Statement

The following privacy statement is issued by Harbor Funds and each series of Harbor Funds and its affiliates, Harbor Capital Advisors, Inc., Harbor Services Group, Inc. and Harbor Funds Distributors, Inc. These measures reflect our commitment to maintaining the privacy of your confidential information. We appreciate the confidence you have shown by entrusting us with your assets.

Personal Information	It is our policy to respect the privacy of current and former shareholders and to protect personal information entrusted to us. We do not sell your personal information to anyone.

In the course of providing products and services, we collect non-public personal information about you from the following sources: applications, forms, our website (including any information captured through our use of “cookies”), by telephone and in correspondence and transactions with us, our affiliates or other parties.

The non-public personal information collected may include name, address, e-mail address, telephone/fax numbers, account number, social security or taxpayer identification number, investment activity, and bank account information.

When you visit our website, we may collect technical and navigational information, such as computer browser type, Internet protocol address, pages visited and average time spent on our website. We may use this information to alert you to software compatibility issues, or to improve our web design and functionality. We use “cookies” and similar files that may be placed on your hard drive for security purposes, to facilitate site navigation and to personalize the appearance of our site.

Information Sharing	We occasionally disclose non-public personal information about our current or former shareholders with affiliated and non-affiliated parties, as permitted or required by law or regulation. In the normal course of servicing our shareholders, information we collect may be shared with non-affiliated companies that perform support services on our behalf or to other firms that assist us in providing you with products and services, such as custodians, transfer agents, broker-dealers and marketing service firms, as well as with other financial institutions. These companies may not use the information for any other purpose and we require them to keep the information they handle confidential. We may also share information with affiliates that are engaged in a variety of financial services in order to better service your account(s).

When information is shared with third parties, they are not permitted to use the information for any purpose other than to assist our servicing of your account(s) or as permitted by law.

If you close your account(s) or if we lose contact with you, we will continue to share information in accordance with our current privacy policy and practices.

Access to Information	Access to non-public personal information is limited to employees, agents or other parties who need to know that information to perform their jobs, such as servicing your account(s), resolving problems or informing you of new products or services.

Security	We maintain physical, electronic and procedural safeguards that comply with industry standards to protect your non-public personal information.

For customers accessing information through our website, various forms of Internet security, such as data encryption firewall barriers, user names and passwords, and other tools are used. For additional information regarding our security measures, visit the terms and conditions of use on our website at www.harborfunds.com. If you have any questions or concerns about how we maintain the privacy of your customer information, please contact us at 800-422-1050 Monday through Friday, between the hours of 8:00 a.m. and 6:00 p.m. Eastern time.

We recommend that you read and retain this notice for your personal files

64

Glossary

12b-1 Fee—A mutual fund fee, named for the SEC rule that permits it, used to pay for broker-dealer compensation and other distribution costs. If a fund has a 12b-1 fee, it will be disclosed in the fee table of a fund’s prospectus.

50% JPM EMBI Global Diversified/50% JPM GBI-EMGD—The Harbor Emerging Markets Debt Fund uses a blended benchmark index consisting of 50% of the JP Morgan Emerging Markets Bond Index—Global Diversified Index and 50% of the JP Morgan Government Bond Index—EM Global Diversified Index (see following definitions). The Blended Benchmark represents a 50% weighting to U.S. dollar denominated emerging market debt securities and 50% weighting to local currency denominated emerging market debt securities, which is intended to reflect the Harbor Emerging Market Debt Fund’s target exposure of 50% of the Fund’s portfolio to U.S. dollar denominated emerging market debt securities and 50% to local currency denominated emerging market debt securities. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

ADR—ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

Average Market Capitalization—The average market capitalization of a fund’s equity portfolio gives you a measure of the size of the companies in which the fund invests. Market capitalization is calculated by multiplying the number of a company’s shares outstanding by its price per share.

Average Weighted Coupon—A calculation from a fund’s portfolio by weighting the coupon of each bond by its relative size in the portfolio.

Barclays Capital U.S. Aggregate Bond Index—The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of investment-grade fixed-rate debt issues with maturities of at least one year. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Barclays Capital U.S. TIPS Index—The Barclays Capital U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Beta—A measure of market-related risk. The beta of every index is 1.00, no matter how volatile the index is. A beta less than one means the portfolio is less volatile than the index. A beta higher than one indicates more volatility than the index.

BofA Merrill Lynch All US Convertibles Ex Mandatory Index—The BofA Merrill Lynch All US Convertibles Ex Mandatory Index is broadly representative of the U.S. convertible securities market, consisting of publicly traded issues, denominated in U.S. dollars, of all credit qualities, and excluding mandatory (equity-linked) convertibles. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index—The BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index tracks the performance of a synthetic asset paying Libor to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

BofA Merrill Lynch 3-Month US Treasury Bill Index—The BofA Merrill Lynch 3-Month US Treasury Bill Index is comprised of a single U.S. Treasury Bill issue purchased at the beginning of each month and held for a full month, at which time that issue is sold and rolled into a newly selected issue. The issue selected each month is that having a maturity date closest to, but not beyond 90 days from the rebalance date. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

BofA Merrill Lynch US High Yield Index—The BofA Merrill Lynch US High Yield Index is an unmanaged index that tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. All bonds are U.S. dollar denominated and rated Split BBB and below. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Bottom-Up Equity Management Style—A management style that de-emphasizes the significance of economic and market cycles, focusing instead on the analysis of individual stocks.

Capital Gains Distribution—Profits distributed to shareholders resulting from the sale of securities held in the fund’s portfolio.

65

Glossary—Continued

Credit Risk—The possibility that a bond issuer may not be able to pay interest and repay its debt.

CUSIP Number—Identification number assigned to every stock, corporate bond and municipal bond by the Committee on Uniform Securities Identification Procedures (CUSIP), which is established by the American Bankers Association.

Diversification—The practice of investing broadly across securities of a number of issuers to reduce risk.

Dow Jones—UBS Commodity Index Total ReturnSM—The Dow Jones-UBS Commodity Index Total ReturnSM is composed of futures contracts on 19 physical commodities. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Duration—A common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.

Emerging Markets—Emerging markets are countries with relatively young stock and bond markets. Examples include Brazil and Thailand. Typically, emerging-markets investments have the potential for losses and gains larger than those of developed-market investments.

Expense Ratio—The fund’s total annual operating expenses (including management fees, distribution (12b-1) fees and other expenses) expressed as a percentage of average net assets.

Family of Funds—A group of mutual funds, each typically with its own investment objective, managed and distributed by the same company.

GDR—GDR after the name of a holding stands for Global Depositary Receipt representing ownership of foreign securities. GDRs are issued by either U.S. or non-U.S. banking organizations.

Inception Date—The date on which the fund commenced operations.

Investment Objective—The goal that an investor and mutual fund pursue together (e.g., current income, long-term capital growth, etc.)

JP Morgan Emerging Markets Bond Index Global Diversified—The JP Morgan Emerging Markets Bond Index Global Diversified tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

JP Morgan Government Bond Index—Emerging Markets Global Diversified—The JP Morgan Government Bond Index—Emerging Markets Global Diversified tracks total returns for local currency debt instruments issued by emerging markets sovereign and quasi-sovereign entities to which international investors can gain exposure. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Median Market Cap—An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

MSCI AC (All Country) World Index—The MSCI AC (All Country) World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

MSCI EAFE (ND) Index—The MSCI EAFE (ND) Index is an unmanaged index generally representative of major overseas stock markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The returns of the ND version of the index reflect the maximum withholding taxes on reinvested dividends.

MSCI EAFE Growth (ND) Index—The MSCI EAFE Growth (ND) Index is an unmanaged index generally representative of the growth stocks within the major overseas stock markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The returns of the ND version of the index reflect the maximum withholding taxes on reinvested dividends.

MSCI Emerging Markets Index—The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

66

Glossary—Continued

MSCI World (ND) Index—The MSCI World (ND) Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The returns of the ND version of the index reflect the maximum withholding taxes on reinvested dividends.

Net Asset Value (NAV)—The per share value of a mutual fund, determined by subtracting the fund’s liabilities from its assets and dividing by the number of shares outstanding. Mutual funds calculate their NAVs at least once each business day.

No-Load Fund—A mutual fund whose shares are sold without a sales commission and without a 12b-1 fee of more than 0.25% per year. Harbor funds are no-load.

Open-End Investment Company—The legal name for a mutual fund, indicating that it stands ready to redeem (buy back) its shares from investors on any business day. Harbor Funds is an open-end investment company.

Operating Expenses—Business costs paid from a fund’s assets before earnings are distributed to shareholders. These include management fees and 12b-1 fees and other expenses.

Portfolio Manager—A specialist employed by a mutual fund’s adviser to invest the fund’s assets in accordance with predetermined investment objectives.

Portfolio Turnover—A measure of the trading activity in a fund’s investment portfolio (how often securities are bought and sold by a fund). An indication of a fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).

Price to Book Ratio (P/B)—A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value. For a fund, the weighted average price/book ratio of the stocks it holds.

Price to Earnings Ratio (P/E)—The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the market expectations are for a company’s future growth.

Prospectus—The official document that describes a mutual fund to prospective investors. The prospectus contains information required by the SEC, such as investment objectives and policies, risks, services and fees.

Record Date—The date on which a shareholder must officially own shares in order to be entitled to a dividend.

Redemption Fee—Fee charged to shareholders by a mutual fund when they sell shares within a specified period after purchase. The time limit and size of fee vary among funds. The fee is paid to the fund, not the fund’s investment adviser. Its purpose is to protect long-term investors from the impact of short-term traders.

REITs (Real Estate Investment Trust)—REITs invest in real estate or loans secured by real estate and issue shares in such investments. A REIT is similar to a closed-end mutual fund.

Repurchase Agreement (Repo)—A form of short-term borrowing for dealers in government securities. The dealer sells the government securities to investors, usually on an overnight basis, and buys them back the following day. For the party selling the security (and agreeing to repurchase it in the future), it is a repo. For the party on the other end of the transaction (buying the security and agreeing to sell back in the future), it is a reverse repurchase agreement.

Risk/Reward (or Return)—The relationship between the degree of risk associated with an investment and its return potential. Typically, the higher the potential return of an investment, the greater the risk.

Russell 1000® Growth Index—The Russell 1000® Growth Index is an unmanaged index generally representative of the U.S. market for larger capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Growth Index and Russell® are trademarks of Russell Investments.

Russell 1000® Value Index—The Russell 1000® Value Index is an unmanaged index generally representative of the U.S. market for larger capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Value Index and Russell® are trademarks of Russell Investments.

Russell 2000® Growth Index—The Russell 2000® Growth Index is an unmanaged index representing the smallest 2000 stocks with the highest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Growth Index and Russell® are trademarks of Russell Investments.

67

Glossary—Continued

Russell 2000® Value Index—The Russell 2000® Value Index is an unmanaged index representing the smallest 2000 stocks with the lowest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Value Index and Russell® are trademarks of Russell Investments.

Russell 3000® Index—The Russell 3000® Index is an unmanaged index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Index and Russell® are trademarks of Russell Investments.

Russell Midcap® Growth Index—The Russell Midcap® Growth Index is an unmanaged index generally representative of the U.S. market for medium capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Growth Index and Russell® are trademarks of Russell Investments.

Russell Midcap® Value Index—The Russell Midcap® Value Index is an unmanaged index generally representative of the U.S. market for medium capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Value Index and Russell® are trademarks of Russell Investments.

Standard & Poor’s 500 (S&P 500) Stock Index—The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Statement of Additional Information (SAI)—The supplementary document to a prospectus that contains more detailed information about a mutual fund; also known as “Part B” of a fund’s registration statement.

TBAs—A term used to describe a forward mortgage-backed securities trade. Pass-through securities issued by Freddie Mac, Fannie Mae and Ginnie Mae trade in the TBA market. The term TBA is derived from the fact that the actual mortgage-backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made. The securities are “to be announced” 48 hours prior to the established trade settlement date.

Treasury Inflation-protected Securities (TIPS)—TIPS are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.

Top-Down Equity Management Style—Investment style that begins with an assessment of the overall economic environment and makes a general asset allocation decision regarding various sectors of the financial markets and various industries.

Total Return—Return on an investment over a specified period, including price appreciation (or depreciation) plus any income, expressed as an average annual compound of return.
Weighted Average Duration—Duration is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond’s price. (A bond’s cash flows consist of coupon payments and repayment of capital.) A bond’s duration will almost always be shorter than its maturity, with the exception of zero-coupon bonds, for which maturity and duration are equal.

Weighted Average Maturity—The average length of time until principal must be repaid for all bonds in a mutual fund portfolio on a dollar weighted basis.

Yield—A measure of net income (dividends and interest) earned by the securities in the fund’s portfolio less fund expenses during a specified period. A fund’s yield is expressed as a percentage of the maximum offering price per share on a specified date.

Yield to Maturity—The term used to describe the rate of return an investor will receive if a long-term, interest-bearing security, such as a bond, is held to its maturity date. Yield to maturity is greater than the coupon rate if the bond is selling at a discount and less than the coupon rate if it is selling at a premium.

68

111 South Wacker Drive, 34th Floor	Chicago, IL 60606-4302	800-422-1050	www.harborfunds.com

Trustees & Officers

David G. Van Hooser

Chairman, President & Trustee

Raymond J. Ball

Trustee

Howard P. Colhoun

Trustee Emeritus

Donna J. Dean

Trustee

John P. Gould

Trustee

Randall A. Hack

Trustee

Rodger F. Smith

Trustee

Charles F. McCain

Chief Compliance Officer

Anmarie S. Kolinski

Treasurer

Erik D. Ojala

Vice President & Secretary

Brian L. Collins

Vice President

Charles P. Ragusa

Vice President

Susan A. DeRoche

Assistant Secretary

Investment Adviser

Harbor Capital Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606-4302

312-443-4400

Distributor & Principal Underwriter

Harbor Funds Distributors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606-4302

312-443-4600

Shareholder Servicing Agent

Harbor Services Group, Inc.

P.O. Box 804660

Chicago, IL 60680-4108

800-422-1050

Custodian

State Street Bank & Trust Company

State Street Financial Center

1 Lincoln Street

Boston, MA 02111-2900

12/2011/12,000	HARBOR FUNDS and the Lighthouse Design are Reg. U.S. Pat. & Tm. Off.	FD.AR.SMF.1011

Annual Report

October 31, 2011

Fixed Income Funds

	Institutional Class	Administrative Class	Investor Class

Harbor Convertible Securities Fund	HACSX	HRCSX	HICSX

Harbor Emerging Markets Debt Fund	HAEDX	HREDX	—

Harbor High-Yield Bond Fund	HYFAX	HYFRX	HYFIX

Harbor Bond Fund	HABDX	HRBDX	—

Harbor Real Return Fund	HARRX	HRRRX	—

Harbor Money Market Fund	HARXX	HRMXX	—

This document must be preceded or accompanied by a Prospectus.

Harbor Fixed Income Funds

ANNUAL REPORT OVERVIEW

Harbor Funds’ fiscal year ended October 31, 2011. The performance figures for each of the Harbor Funds shown below assume the reinvestment of dividends and capital gains, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of shares of the Funds. From time to time, certain fees and/or expenses have been voluntarily or contractually waived or reimbursed, which has resulted in higher returns. Without these waivers or reimbursements, the returns would have been lower. Voluntary waivers or reimbursements may be discontinued at any time without notice. For information on the different share classes, please refer to the current prospectus. The returns of the unmanaged indices assume the reinvestment of dividends but do not reflect fees and expenses and are not available for direct investment.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

	Total Return Year Ended October 31, 2011
	Institutional Class		Administrative Class		Investor Class
HARBOR FIXED INCOME FUNDS
Harbor Convertible Securities Fund	-4.50%[a]		-4.70%[a]		-4.72%[a]
Harbor Emerging Markets Debt Fund	-1.74	[a]	-1.95	[a]	N/A
Harbor High-Yield Bond Fund	4.49		4.31		4.18
Harbor Bond Fund	0.63		0.37		N/A
Harbor Real Return Fund	6.38		6.12		N/A
Harbor Money Market Fund	0.11		0.11		N/A

COMMONLY USED MARKET INDICES	Total Return Year Ended October 31, 2011
BofA Merrill Lynch All US Convertibles Ex Mandatory; domestic convertible bonds	2.01%
50% JP Morgan Emerging Markets Bond Global Diversified/50% JP Morgan Government Bond—Emerging Markets Global Diversified; emerging markets bonds	2.50
JP Morgan Emerging Markets Bond Global Diversified	3.30
JP Morgan Government Bond—Emerging Markets Global Diversified	1.53
BofA Merrill Lynch US High Yield; domestic high-yield bonds	4.81
Barclays Capital U.S. Aggregate Bond; domestic bonds	5.00
Barclays Capital U.S. TIPS; domestic bonds	9.03
BofA Merrill Lynch 3-Month US Treasury Bill; domestic short-term	0.13

	EXPENSE RATIOS[1]					Morningstar Average [2]
	2007	2008	2009	2010	2011
HARBOR FIXED INCOME FUNDS
Harbor Convertible Securities Fund
Institutional Class	N/A	N/A	N/A	N/A	0.85%[b]	0.95%
Administrative Class	N/A	N/A	N/A	N/A	1.10 [b]	1.28
Investor Class	N/A	N/A	N/A	N/A	1.22 [b]	1.43
Harbor Emerging Markets Debt Fund
Institutional Class	N/A	N/A	N/A	N/A	1.05%[b]	1.00%
Administrative Class	N/A	N/A	N/A	N/A	1.30 [b]	1.22
Harbor High-Yield Bond Fund
Institutional Class	0.82%	0.77%	0.75%	0.67%	0.65%	0.81%
Administrative Class	1.07	1.02	1.00	0.92	0.90	1.14
Investor Class	1.20	1.14	1.12	1.04	1.02	1.15
Harbor Bond Fund
Institutional Class	0.56%	0.55%	0.57%	0.55%	0.53%	0.65%
Administrative Class	0.81	0.80	0.82	0.80	0.78	1.05
Harbor Real Return Fund
Institutional Class	0.56%	0.57%	0.60%	0.60%	0.60%	0.57%
Administrative Class	0.82	0.82	0.85	0.85	0.85	0.91
Harbor Money Market Fund
Institutional Class	0.28%	0.28%	0.21%	0.01%	0.00%	0.24%
Administrative Class	0.53	0.53	0.25	0.01	0.00	0.25

1	Harbor Funds’ expense ratios are for operating expenses only and are shown net of all expense offsets, waivers and reimbursements. (see Financial Highlights)
2	Institutional Class comparison includes all actively managed no-load funds with 12b-1 fees less than or equal to 0.25% in the October 31, 2011 Morningstar Universe with the same investment style as the comparable Harbor Funds’ portfolio. Administrative and Investor Class comparisons include all actively managed no-load funds that charge 12b-1 fees in the October 31, 2011 Morningstar Universe, excluding the Institutional Share Class Funds, with the same investment style as the comparable Harbor Funds’ portfolio.
a	For the period May 1, 2011 (inception) through October 31, 2011.
b	Annualized for the period May 1, 2011 (inception) through October 31, 2011.

Letter from the Chairman

David G. Van Hooser

Chairman

Dear Fellow Shareholder:

Fixed income markets recorded positive returns in fiscal 2011, due in to part to concerns about European debt and fiscal matters, which encouraged investors to look increasingly to the U.S. for fixed income investments. The broad U.S. taxable investment-grade bond market registered a return of 5.00%, slightly ahead of the U.S. high-yield market return of 4.81%. Money market investments managed only slightly positive returns as the Federal Reserve kept short-term rates anchored at near-zero levels. The yield of the 10-year U.S. Treasury note, a benchmark for mortgage rates and other borrowing costs, finished the fiscal year at 2.175%, down from 2.616% at the end of fiscal 2010.

Harbor Fixed Income Funds

The Harbor Bond Fund (Institutional Class) returned 0.63% for fiscal 2011 and trailed its Barclays Capital U.S. Aggregate Bond Index benchmark by 437 basis points, or 4.37 percentage points. Longer-term, the Fund has outperformed the benchmark for the latest 5 years and 10 years and since its inception in 1987.

The Harbor High-Yield Bond Fund (Institutional Class) had a return of 4.49%, slightly behind the 4.81% return of its benchmark, the BofA Merrill Lynch US High Yield Index. The Harbor Real Return Fund (Institutional Class) had a return of 6.38% and lagged its Barclays Capital U.S. TIPS Index benchmark by 265 basis points. The Harbor Money Market Fund (Institutional Class) returned 0.11%, reflecting the Federal Reserve’s continued accommodating policy of keeping rates at very low levels.

We introduced two new fixed income funds in the second half of fiscal 2011. The Harbor Convertible Securities Fund and the Harbor Emerging Markets Debt Fund both began operations effective May 1, 2011.

As always, we recommend that shareholders maintain a long-term perspective in evaluating all of their investments, including Harbor Funds. Comments by the portfolio managers of each fixed income fund can be found in the pages preceding each Fund’s portfolio of investments.

	RETURNS FOR PERIODS ENDED OCTOBER 31, 2011
		Annualized
	1 Year	5 Years	10 Years	30 Years
Fixed Income
BofA Merrill Lynch US High-Yield Index (high-yield bonds)	4.81%	7.87%	8.86%	N/A
Barclays Capital U.S. Aggregate Bond Index (domestic bonds)	5.00	6.41	5.46	9.10%
BofA Merrill Lynch 3-Month US Treasury Bill Index (proxy for money market returns)	0.13	1.66	1.99	5.18

Domestic Equities
Wilshire 5000 Total Market Index (entire U.S. stock market)	7.58%	0.94%	4.84%	10.79%
S&P 500 Index (large cap stocks)	8.09	0.25	3.69	11.00
Russell Midcap® Index (mid cap stocks)	7.85	2.26	8.35	12.35
Russell 2000® Index (small cap stocks)	6.71	0.68	7.02	9.86
Russell 3000® Growth Index	9.92	3.01	3.74	9.72
Russell 3000® Value Index	5.94	-2.01	4.80	11.54

International & Global
MSCI EAFE (ND) Index (foreign stocks)	-4.08%	-2.41%	5.73%	9.42%
MSCI World (ND) Index (global stocks)	1.76	-1.00	4.54	9.52
MSCI EM Index (emerging markets)	-7.72	6.51	16.82	N/A

Strategic Markets
Dow Jones-UBS Commodity Index Total ReturnSM	1.58%	-0.75%	7.15%	N/A

Domestic Equity, International Equity, and Strategic Markets

Global economic and financial concerns affected international and U.S. equities markets in fiscal 2011. In challenging conditions, the broad U.S. stock market finished the year with a return of 7.58%, as measured by the Wilshire 5000 Total Market Index.

The broad international equities indices had negative returns in fiscal 2011. The MSCI EAFE (ND) Index of stocks in developed international markets declined by 4.08%. (All international and global returns are in U.S. dollars.) Foreign stocks registered solid returns for the first six months of the fiscal year then retreated in the second half amid concerns over debt and fiscal matters in Europe and a weakening global macroeconomic environment. Global equities, as measured by the MSCI World (ND) Index, had a positive return of 1.76%.

Commodities posted strong gains for the first six months of the fiscal year before fading in the second half. The Dow Jones-UBS Commodity Index Total ReturnSM, an unmanaged index of futures contracts on 19 physical commodities, gained 1.58%.

Investing for the Long-Term

Every year brings reminders of why investors should focus on the long-term and fiscal 2011 was no exception. From the tragic earthquake and tsunami in Japan in March to the debt-ceiling debate in Washington to the ongoing debt issues in Europe, a wide range of dramatic developments tested the resolve of investors and contributed to major moves in the financial markets. While breaking news and volatile markets can add to investor anxiety, we believe the best advice is to stay focused on your long-term investment horizon. For any investor, that means building a diversified portfolio of stocks, bonds, and cash that is consistent with your financial objectives and tolerance for risk. Harbor Funds offers a number of equity, strategic markets, and fixed income funds that can play a valuable role in a diversified portfolio.

Thank you for your investment in Harbor Funds.

December 21, 2011

David G. Van Hooser

Chairman

Harbor Convertible Securities Fund

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER

Shenkman Capital

Management, Inc.

461 Fifth Avenue

22nd Floor

New York, NY 10017

PORTFOLIO MANAGER

Raymond F. Condon

Since 2011

Shenkman Capital has

subadvised the Fund since its inception in 2011.

INVESTMENT GOAL

Seeks to maximize total return by investing primarily in a portfolio of convertible securities

PRINCIPAL STYLE
CHARACTERISTICS

Convertible securities

Raymond F. Condon

Management’s Discussion of

Fund Performance

MARKET REVIEW

The Harbor Convertible Bond Fund began operations on May 1, 2011. The Fund seeks to maximize total return by investing primarily in a portfolio of convertible securities, which can be converted into common stocks at a predetermined price, with a focus on securities rated below investment grade, commonly referred to as high-yield bonds. We select securities issued by companies that are believed to have potential for positive credit momentum and credit-rating upgrades and/or equity appreciation.

The convertible securities market declined by 8.67%, as measured by the BofA Merrill Lynch All US Convertibles Ex Mandatory Index, for the six months from the Fund’s inception through October 31, 2011. The six-month decline was partially offset by a strong finish in October, as the convertibles market returned 5.88%, with underlying equities up 14.62%, as concerns related to the strength of the economic recovery abated somewhat and optimism increased that the European debt crisis would reach a resolution.

Most investors are predisposed to optimism. As a result, there is usually pent up demand to invest on the slightest positive news. The possible rescue of Greece has provided more stability to the financial system; however, investors should not be breaking out the champagne glasses while the global economy remains fragile. The world is awash in debt and entitlement societies are choking off private sector growth. The U.S. recovery remains alive but vulnerable. As October progressed, it appeared more likely that the U.S. would avert a double-dip recession. Third quarter GDP came in stronger than expected at 2.5%, and the unemployment rate dipped to a six-month low of 9% from 9.1% in September.

PERFORMANCE

In a challenging investment environment, the Harbor Convertible Securities Fund outperformed its benchmark by a substantial margin. The Fund returned -4.50% (Institutional Class), -4.70% (Administrative Class), and -4.72% (Investor Class), for the six months from its inception through October 31, 2011, compared to the -8.67% return of the BofA Merrill Lynch All US Convertibles Ex Mandatory Index.

Consumer Services, led by Avis Budget Group, was the top industry in the Fund, contributing 14 basis points. Consumer Services continues to benefit from increased travel demands from both business professionals and personal consumers. Oil Services, led by Bristow Group, was the second best performer, contributing 6 basis points. The industry is benefiting from the re-opening of exploration in the Gulf of Mexico and the continued expansion of offshore drilling globally. Lodging was the third best industry.

Communications Equipment was the worst industry, detracting 45 basis points from performance. The sector was the subject of volatility due to fears of a possible global economic slowdown. We believe that Lucent Technologies, the Fund’s largest holding in the industry, has more-than-adequate liquidity to withstand volatility in the space and is well positioned for the 4G adoption cycle. The second and third worst performing industries, Oil Integrated and Broadcasting and Cable, combined for a negative contribution of 67 basis points.

The three largest relative contributors to performance were Bristow, Avis Budget, and Alere. Bristow, a provider of helicopter transportation services to the offshore oil and gas industry, continues to benefit from the secular growth of offshore exploration. Avis

Harbor Convertible Securities Fund

MANAGER’S COMMENTARY—Continued

TOP TEN ISSUERS (% of net assets)
Bristow Group Inc.	2.8%
Bill Barrett Corporation	2.7%
Lennar Corporation	2.6%
Trinity Industries Inc.	2.6%
Lucent Technologies Capital Trust I	2.5%
Iconix Brand Group Inc.	2.4%
Chesapeake Energy Corp.	2.3%
Leap Wireless International Inc.	2.3%
Gilead Sciences Inc.	2.2%
Health Care REIT Inc.	2.2%

Budget offers auto and truck rental services. Alere, which produces consumer and professional medical diagnostic products, continues to benefit from the cash flow stability of the medical device sector. The three largest detractors from performance were Central European Media, General Cable, and Lucent, as the market discounted global economic fears related to the European debt crisis and a possible slowing of the U.S. economy.

OUTLOOK AND STRATEGY

Our convertible strategy remains focused on the credit-worthiness of the companies we invest in. We believe the Fund’s investment premium of 5.45% above bond floors appears well suited to take advantage of an expected re-tightening of credit spreads, as compared to the market’s investment premium of 40.73%. At the same time, we believe the average price of $99.46 for the Fund, versus the index’s average price of $117.51, positions us to take advantage of the phenomenon of rising bond floors. Simultaneously, this average price provides a cushion against increased equity market volatility. In addition, with a yield-to-put/maturity of 3.60%, versus the market at 0.53%, we believe the Fund provides a reasonable income stream in the current low-rate environment.

Lack of supply continues to be an issue in the convertibles market. For the first 10 months of calendar 2011, new issuance stood at $20.1 billion versus redemptions of $42.6 billion. This continues a two-year trend, with combined 2009 and 2010 new-issue volume of $71.0 billion versus $122.9 billion of redemptions. As a result, we expect continued strong demand for appropriately priced and structured new issues. We also expect convertible new-issue activity to pick up at any sign of a prolonged backup in the corporate/high-yield calendars, as issuers look to take advantage of opportunities to sell into an apparent supply/demand imbalance. Potential additional catalysts for convertible new-issue activity would be continued improvement in underlying equity prices, as well as the possibility of higher interest rates.

Two of the three upside accelerators present for most of 2009 and 2010 continue to be in place, with spread tightening and equity improvement potentially acting as catalysts. However, the convertible market is now trading above historical “fair value.”

•

Spread tightening: High-yield spreads, based on the Credit Suisse High Yield Index, contracted to 703 on October 31, 2011; that was 108 basis points tighter than September’s close but above the long term (since January 1986) average spread of 570. We anticipate further improvement in valuations as credit spreads continue their compression as a function of declining default rates.

•

Equity improvement: By the end of October, the S&P 500 Index, at 1253.30, had rallied significantly from its 12-month low of 1099.23, established on October 3, and was trading above the “pre-Lehman” close of 1251.70, on September 12, 2008. With equity markets showing signs of continued volatility, we expect that convertible valuations in the ensuing months will be buttressed more by strong credit metrics than by underlying conversion options.

•

Return to “fair value”: At 0.93% “cheap” to theoretical value on October 31, 2011, the convertible discount is trading through its historical average “cheapness” of 1.52%. We expect that mangers will need to be highly selective in choosing appropriately valued convertibles for their portfolios as they wait for a buildup of the new issue calendar, with the expected side effect of improving convertible valuations. That said, we expect there to be a strong underlying interest in opportunistic purchases in both the primary and the secondary convertible markets, as demand outstrips supply.

This report contains the current opinions of Shenkman Capital Management, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Convertible securities tend to be of lower credit quality, and the value of a convertible security generally increases and decreases with the value of the underlying common stock, but may also be sensitive to changes in interest rates. A rise in interest rates will likely cause a decrease in the value of convertible securities. Such an event would likely have an adverse effect on the Harbor Convertible Securities Fund. High-yield investing poses additional credit risk related to lower-rated bonds. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor Convertible Securities Fund

FUND SUMMARY—October 31, 2011 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2034

Cusip	411512734

Ticker	HACSX

Inception Date	05/01/2011

Net Expense Ratio	0.85%[a,b]

Total Net Assets (000s)	$74,531

ADMINISTRATIVE CLASS

Fund #	2234

Cusip	411512726

Ticker	HRCSX

Inception Date	05/01/2011

Net Expense Ratio	1.10%[a,b]

Total Net Assets (000s)	$238

INVESTOR CLASS

Fund #	2434

Cusip	411512718

Ticker	HICSX

Inception Date	05/01/2011

Net Expense Ratio	1.22%[a,b]

Total Net Assets (000s)	$704

a	Annualized.

b	Reflective of a contractual expense cap effective through April 30, 2012.

c	Unannualized.

PORTFOLIO STATISTICS

	Portfolio		Benchmark

Average Market Coupon	3.35%		3.46%

Yield to Maturity	3.95%		0.53%

Current Yield (Institutional Class)	3.42%		3.20%

Weighted Average Maturity	9.46 years		9.35 years

Weighted Average Duration	2.63 years		N/A

Portfolio Turnover Rate (6-Month Period Ended 10/31/2011)	27%	[c]	N/A

SECTOR ALLOCATION (% of investments)

(Excludes short-term investments)

MATURITY PROFILE (% of investments)

0 to 1 yr.	5.34%

>1 to 5	44.04%

>5 to 10	12.67%

>10 to 15	7.76%

>15 to 20	14.98%

>20 to 25	4.63%

>25 yrs.	10.58%

Harbor Convertible Securities Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $10,000 INVESTMENT

For the period 05/01/2011 through 10/31/2011

The graph compares a $10,000 investment in the Fund with the performance of the BofA Merrill Lynch All US Convertibles Ex Mandatory Index. The Fund’s performance includes the reinvestment of all dividends and capital gain distributions.

Total Returns For the periods ended 10/31/2011
Harbor Convertible Securities Fund
Institutional Class	N/A	N/A	-4.50%	5/01/2011	$9,550
Comparative Index
BofA Merrill Lynch US All Convertibles Ex Mandatory	N/A	N/A	-8.67%	—	$9,133

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 05/01/2011 through 10/31/2011

The graph compares a $10,000 investment in the Fund with the performance of the BofA Merrill Lynch All US Convertibles Ex Mandatory Index. The Fund’s performance includes the reinvestment of all dividends and capital gain distributions.

Total Returns For the periods ended 10/31/2011
Harbor Convertible Securities Fund
Administrative Class	N/A	N/A	-4.70%	5/01/2011	$9,530
Investor Class	N/A	N/A	-4.72%	5/01/2011	$9,528
Comparative Index
BofA Merrill Lynch US All Convertibles Ex Mandatory	N/A	N/A	-8.67%	—	$9,133

As stated in the Fund’s current prospectus, the expense ratios were 0.85% (Net) and 1.46% (Gross) (Institutional Class); 1.10% (Net) and 1.71% (Gross) (Administrative Class); and 1.22% (Net) and 1.83% (Gross) (Investor Class). The net expense ratios are contractually capped until 04/30/2012. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. As the Fund commenced operations on May 1, 2011, the gross expense ratios shown in the prospectus were based on estimated amounts for the fiscal year.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower. The Fund charges a redemption fee of 1% on redemption of shares that are held for less than 9 months.

a	Unannualized.

Harbor Convertible Securities Fund

PORTFOLIO OF INVESTMENTS—October 31, 2011

Total Investments (% of net assets)

(Excludes net cash and short-term investments 1.2%)

CONVERTIBLE BONDS—91.2%
Principal Amount (000s)		Value (000s)

BEVERAGES—0.7%
	Molson Coors Brewing Company
$500	2.500%—07/30/2013	$530

BIOTECHNOLOGY—3.2%
	Amgen Inc.
750	0.375%—02/01/2013	745
	Gilead Sciences Inc.
1,500	1.000%—05/01/2014	1,665

		2,410

BUILDING PRODUCTS—2.6%
	Lennar Corporation
$2,000	2.000%—12/01/2020[1]	$1,958

COMMERCIAL SERVICES & SUPPLIES—0.5%
	Covanta Holding Corporation
350	3.250%—06/01/2014	386

COMMUNICATIONS EQUIPMENT—1.4%
	Arris Group Inc.
1,000	2.000%—11/15/2026	1,024

CONSUMER FINANCE—1.3%
	Euronet Worldwide Inc.
1,000	3.500%—10/15/2025	1,001

CONTAINERS & PACKAGING—2.1%
	Owens-Brockway Glass Container Inc.
1,750	3.000%—06/01/2015[1]	1,621

DIVERSIFIED FINANCIAL SERVICES—1.8%
	Affiliated Managers Group Inc.
1,250	3.950%—08/15/2038	1,361

DIVERSIFIED TELECOMMUNICATION SERVICES—3.6%
	Alaska Communications Systems Group Inc.
350	6.250%—05/01/2018[1]	316
	Equinix Inc.
1,000	2.500%—04/15/2012	1,030
	Level 3 Communications Inc.
1,000	3.500%—06/15/2012	995
	Time Warner Telecom Inc.
350	2.375%—04/01/2026	405

		2,746

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—1.6%
	General Cable Corporation
1,250	0.875%—11/15/2013	1,189

ENERGY EQUIPMENT & SERVICES—5.4%
	Bristow Group Inc.
2,000	3.000%—06/15/2038	2,087
	Exterran Energy Corp.
1,800	4.750%—01/15/2014	1,624
	Exterran Holdings Inc.
50	4.250%—06/15/2014	46
	Superior Energy Services
275	1.500%—12/15/2026[2]	276

		4,033

FOOD PRODUCTS—1.0%
	Archer-Daniels-Midland Company
750	0.875%—02/15/2014	760

HEALTH CARE EQUIPMENT & SUPPLIES—4.9%
	Alere Inc.
750	3.000%—05/15/2016	718
	Hologic Inc.
1,500	2.000%—12/15/2037[2]	1,419
	Medtronic Inc.
750	1.625%—04/15/2013	756
	NuVasive Inc.
950	2.750%—07/01/2017	771

		3,664

Harbor Convertible Securities Fund

PORTFOLIO OF INVESTMENTS—Continued

CONVERTIBLE BONDS—Continued
Principal Amount (000s)		Value (000s)

HEALTH CARE PROVIDERS & SERVICES—4.3%
	Health Care REIT Inc.
$1,500	3.000%—12/01/2029	$1,686
	LifePoint Hospitals Inc.
1,500	3.500%—05/15/2014	1,552

		3,238

HOTELS, RESTAURANTS & LEISURE—3.8%
	Gaylord Entertainment Company
750	3.750%—10/01/2014[1]	830
	Host Hotels & Resorts LP
1,250	2.625%—04/15/2027[1]	1,259
	MGM Resorts International
750	4.250%—04/15/2015	752

		2,841

HOUSEHOLD DURABLES—0.7%
	Griffon Corporation
550	4.000%—01/15/2017[1]	541

INTERNET SOFTWARE & SERVICES—1.2%
	WebMD Health Corp.
1,000	2.250%—03/31/2016[1]	929

LIFE SCIENCES TOOLS & SERVICES—2.9%
	Charles River Laboratories International Inc.
1,500	2.250%—06/15/2013	1,485
	Integra LifeSciences Holdings Corporation
250	1.625%—12/15/2016[1]	219
500	2.375%—06/01/2012[1]	496

		715

		2,200

MACHINERY—3.2%
	Greenbrier Cos Inc.
550	3.500%—04/01/2018[1]	465
	Trinity Industries Inc.
2,000	3.875%—06/01/2036	1,920

		2,385

MARINE—1.9%
	Hornbeck Offshore Services Inc.
1,500	1.625%—11/15/2026[2]	1,448

MEDIA—7.5%
	Central European Media Enterprises Ltd.
1,500	5.000%—11/15/2015	1,146
	Inmarsat plc
1,300	1.750%—11/16/2017	1,537
	Liberty Media LLC
1,000	3.125%—03/30/2023	1,120
	The Interpublic Group of Companies Inc.
1,500	4.250%—03/15/2023	1,513
	XM Satellite Radio Inc.
300	7.000%—12/01/2014[1]	381

		5,697

METALS & MINING—2.1%
	Patriot Coal Corporation
1,750	3.250%—05/31/2013	1,597

OIL, GAS & CONSUMABLE FUELS—9.8%
	Bill Barrett Corporation
2,000	5.000%—03/15/2028	2,023

OIL, GAS & CONSUMABLE FUELS—Continued
	Chesapeake Energy Corp.
$1,750	2.500%—05/15/2037	$1,743
	Goodrich Petroleum Corporation
1,500	5.000%—10/01/2029	1,419
	Helix Energy Solutions Group Inc.
1,000	3.250%—12/15/2025	983
	Hercules Offshore Inc.
1,400	3.375%—06/01/2038[2]	1,253

		7,421

PAPER & FOREST PRODUCTS—0.4%
	Rayonier TRS Holdings Inc.
250	3.750%—10/15/2012	300

PHARMACEUTICALS—1.8%
	Mylan Inc.
650	1.250%—03/15/2012	657
	Teva Pharmaceutical Finance LLC
700	0.250%—02/01/2026	739

		1,396

REAL ESTATE INVESTMENT TRUSTS (REITs)—3.6%
	Alexandria Real Estate Equities Inc.
1,000	3.700%—01/15/2027[1]	1,009
	Boston Properties LP
350	3.625%—02/15/2014[1]	382
	ProLogis LP
1,250	3.250%—03/15/2015	1,317

		2,708

ROAD & RAIL—1.5%
	Avis Budget Group Inc.
1,000	3.500%—10/01/2014	1,154

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—6.6%
	Advanced Micro Devices Inc.
1,400	6.000%—05/01/2015	1,379
	Linear Technology Corporation
1,000	3.000%—05/01/2027	1,051
	Micron Technology Inc.
1,500	1.875%—06/01/2014	1,446
	SanDisk Corp.
1,100	1.000%—05/15/2013	1,089

		4,965

SPECIALTY RETAIL—3.6%
	Group 1 Automotive Inc.
1,500	2.250%—06/15/2036[2]	1,528
	RadioShack Corporation
1,250	2.500%—08/01/2013[1]	1,217

		2,745

TEXTILES, APPAREL & LUXURY GOODS—2.4%
	Iconix Brand Group Inc.
500	1.875%—06/30/2012	499
1,350	2.500%—06/01/2016[1]	1,296

		1,795

WIRELESS TELECOMMUNICATION SERVICES—3.8%
	Leap Wireless International Inc.
2,000	4.500%—07/15/2014	1,750

Harbor Convertible Securities Fund

PORTFOLIO OF INVESTMENTS—Continued

CONVERTIBLE BONDS—Continued
Principal Amount (000s)		Value (000s)

WIRELESS TELECOMMUNICATION SERVICES—Continued
	SBA Communications Corporation
$1,000	1.875%—05/01/2013	$1,087

		2,837

TOTAL CONVERTIBLE BONDS (Cost $71,383)		68,880

CONVERTIBLE PREFERRED STOCKS—2.6%

Shares
COMMUNICATIONS EQUIPMENT—2.5%
	Lucent Technologies Capital Trust I
2,200	7.750%—03/15/2017	1,914

WIRELESS TELECOMMUNICATION SERVICES—0.1%
	Crown Castle International Corp.
500	6.250%—08/15/2012	29

TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $2,204)		1,943

CORPORATE BONDS & NOTES—5.0%
Principal Amount (000s)
COMMERCIAL SERVICES & SUPPLIES—0.1%
$100	Iron Mountain Inc. 8.375%—08/15/2021	105

COMMUNICATIONS EQUIPMENT—1.2%
970	Avaya Inc. 9.750%—11/01/2015	863

DIVERSIFIED FINANCIAL SERVICES—0.7%
$550	CIT Group Inc. 7.000%—05/01/2015	$551

DIVERSIFIED TELECOMMUNICATION SERVICES—0.8%
550	Frontier Communications Corporation 8.500%—04/15/2020	589

HEALTH CARE PROVIDERS & SERVICES—0.7%
500	DaVita Inc. 6.625%—11/01/2020	506

HOUSEHOLD PRODUCTS—0.8%
600	Sealy Mattress Co. 8.250%—06/15/2014	602

TEXTILES, APPAREL & LUXURY GOODS—0.7%
550	Hanesbrands Inc. 6.375%—12/15/2020	558

TOTAL CORPORATE BONDS & NOTES (Cost $3,860)		3,774

SHORT-TERM INVESTMENTS—0.4%
(Cost $293)
REPURCHASE AGREEMENTS
293	Repurchase Agreement with State Street Corporation dated October 31, 2011 due November 1, 2011 at 0.010% collateralized by U.S. Treasury Notes (market value $304)	293

TOTAL INVESTMENTS—99.2% (Cost $77,740)		74,890

CASH AND OTHER ASSETS, LESS LIABILITIES—0.8%		583

TOTAL NET ASSETS—100.0%		$75,473

FAIR VALUE MEASUREMENTS

Holdings in the Communications Equipment category valued at $1,914 are classified as Level 1. All other holdings at October 31, 2011 (as disclosed in the preceding Portfolios of Investments) are classified as Level 2. There were no Level 3 holdings at October 31, 2011, and no significant transfers between levels during the period May 1, 2011 (inception) through October 31, 2011.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

1	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service in accordance with Harbor Funds Valuation Procedures. At October 31, 2011, these securities were valued at $12,919 or 17% of net assets.

2	Step coupon security.

The accompanying notes are an integral part of the Financial Statements.

Harbor Emerging Markets Debt Fund

MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER

Stone Harbor

Investment Partners LP

31 West 52nd Street

16th Floor

New York, NY 10019

PORTFOLIO MANAGERS

Peter J. Wilby

CFA

Since 2011

Pablo Cisilino

Since 2011

James E. Craige

CFA

Since 2011

Thomas K. Flanagan CFA

Since 2011

David A. Oliver

CFA

Since 2011

Christopher M. Wilder

CFA

Since 2011

Stone Harbor has

subadvised the Fund since its inception in 2011.

INVESTMENT GOAL

Seeks to maximize total return, which consists of income on its investments and capital appreciation

PRINCIPAL STYLE
CHARACTERISTICS

Emerging market fixed income securities

Peter J. Wilby

Pablo Cisilino

James E. Craige

Thomas K. Flanagan

David A. Oliver

Christopher M. Wilder

Management’s Discussion of

Fund Performance

MARKET REVIEW

The Harbor Emerging Markets Debt Fund began operations on May 1, 2011. The Fund seeks to maximize total return by investing primarily in fixed income securities that are tied economically to countries with emerging securities markets. We begin our process with a top-down approach to identify emerging market countries we believe provide more attractive investment opportunities. We then conduct a bottom-up analysis to select individual investments that we believe offer the highest potential returns based on the level of credit, currency, liquidity, and other risks present.

Throughout much of 2011, performance in emerging markets debt has been driven by factors outside of emerging markets, rather than from within. External headlines such as the Standard & Poor’s downgrade of U.S. debt, fears of European sovereign defaults, concerns of a sharp decline in China’s economic growth rate, and downward revisions to global growth have been key themes influencing the pricing of emerging market debt.

Since the inception of Harbor Emerging Markets Debt Fund on May 1, 2011, the various sectors of emerging market debt have had mixed returns. The hard currency, or U.S. dollar-denominated, sovereign external debt market, as represented by the JP Morgan Emerging Markets Bond Index Global Diversified, returned 4.74%, with solid gains driven by plummeting U.S. Treasury yields. This boost notwithstanding, credit spreads in every country in the index, with the exception of Peru, widened. Local currency debt markets relented to selling pressure in September, as investors shed risk due to escalating concerns over the health of Europe’s banking sector. The JP Morgan Government Bond Index-Emerging Markets Global Diversified, which measures the returns on 14 investable local debt markets, dropped 4.17%, precipitated by a nearly 10.4% collapse in emerging market foreign exchange rates relative to a surging U.S. dollar. In local currency terms, many local debt markets fared well, supported by falling interest rates in the U.S. and Northern Europe, and by stabilized inflation. Emerging market corporate debt also met with sharp declines in investor risk appetites.

Though emerging markets were not immune from the global economic slowdown, fundamental developments in many emerging markets remained robust. Growth rates in countries from Latin America and Asia in particular remained significantly higher than in most developed countries; fiscal performance in these regions also remained strong, especially relative to the U.S. and Portugal, Spain, Italy, and Greece.

Technical factors, however, were far less supportive of emerging market currencies and corporate debt. At the beginning of calendar 2011, global investors increased their short U.S. dollar positions—betting on the eventual weakness of the U.S. dollar due to deteriorating fiscal accounts. Emerging market currencies were prime beneficiaries of this investment trend until September, when currency investors shed risk and sought the liquidity of the world’s only reserve currency. Moves in currencies were to a certain degree indiscriminate and had little relation to fundamentals or specific developments. Emerging market corporate debt also sold off.

Harbor Emerging Markets Debt Fund

MANAGERS’ COMMENTARY—Continued

TOP TEN ISSUERS (% of net assets)
Mexican Bonos	6.8%
South Africa Government	6.6%
Malaysia Government	6.1%
Turkey Government	5.1%
European Bank for Reconstruction & Development	4.7%
Poland Government	4.1%
Deutsche Bank AG	4.0%
JP Morgan Structured Products BV	3.5%
Russian Government	3.0%
Petroleos de Venezuela SA	2.9%

Risk appetite rebounded strongly in October, benefiting all three major sectors of the emerging debt markets. The trigger for the rally was news that European leaders were forming a consensus around the need to conduct a broader recapitalization of the banking sector to restore investor confidence. Despite these efforts, markets remain wary of further deterioration in the outlook for Europe’s debt crisis and, in particular, whether the European Central Bank will eventually provide the necessary support for the bond markets of Europe’s weakest countries.

PERFORMANCE

The Harbor Emerging Markets Debt Fund returned -1.74% (Institutional Class) and -1.95% (Administrative Class), for the six months from its inception through October 31, 2011, compared to the 0.26% return of its blended benchmark, 50% JP Morgan Emerging Markets Bond Index Global Diversified/50% JP Morgan Government Bond Index—Emerging Markets Global Diversified. The Fund’s allocation mix varied throughout the six months, driven by tactical asset allocation decisions based on our assessment of relative value opportunities and global market risks. Throughout that time the Fund carried an overweight position relative to the benchmark in local currency debt.

Underperformance was driven by the sovereign external debt sub portfolio, led by allocations to emerging markets corporate debt and local markets exchange rates. Companies with significant exposure to U.S. or European developed market growth, such as in Mexico and Turkey, suffered significant losses on concerns of a synchronized global recession. Investor concerns of a “hard landing” in China weighed on emerging markets corporate returns in Asia. Within sovereign external debt, an overweighted allocation to Argentina detracted from performance.

The local currency debt sub portfolio outperformed its underlying benchmark. Relative outperformance derived from country selection decisions. Underweighted positions in Hungary and Poland, which performed poorly due to their link with the euro and strong ties with the euro zone, were the main contributors to positive excess returns. Gains were partly offset by an underweight in Peru, which benefited from a rebound in performance following elections in June.

OUTLOOK AND STRATEGY

Despite rising geopolitical and macroeconomic risks, particularly from Europe’s sovereign debt crisis, fundamentals in emerging markets continue to be robust. Growth was solidly positive in most emerging market economies, and we believe it is likely to remain well above growth rates in developed countries. While conflict continues in the Middle East and North Africa, the risk of contagion to global markets has lessened, in our view. China’s ability to engineer a soft landing for its economy while the global economy weakens also remains a key tenet of our outlook.

In external sovereign debt, we are positioned for a muted global recovery and spread-tightening led by high-beta credits. Underweighted allocations in select countries are a funding source for our positions in local currency and corporate debt. We anticipate tactically shifting duration in select local debt markets to take advantage of recent interest rate volatility. As a result, we have added to corporate debt, given that we believe underlying fundamentals on a company-by-company basis have not deteriorated commensurately with recent indiscriminate selling in the market. In local currency debt, we continue to favor exposure to Latin America, where we believe many governments have significant room for monetary and/or fiscal policy stimulus to offset global economic weakness. We have recently tactically reduced our overweight in Asia due to valuations and we maintain underweighted allocations to Central and Eastern Europe.

This report contains the current opinions of Stone Harbor Investment Partners LP at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. Fixed income investments are affected by interest rate changes and the creditworthiness of the issues held by the Fund. A rise in interest rates will cause a decrease in the value of fixed income securities. Such an event would have an adverse effect on the Harbor Emerging Markets Debt Fund. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers, making it more susceptible to risks associated with a single economic, political, or regulatory occurrence than a more diversified portfolio. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor Emerging Markets Debt Fund

FUND SUMMARY—October 31, 2011 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2035

Cusip	411512759

Ticker	HAEDX

Inception Date	05/01/2011

Net Expense Ratio	1.05%[a,b]

Total Net Assets (000s)	$5,877

ADMINISTRATIVE CLASS

Fund #	2235

Cusip	411512742

Ticker	HREDX

Inception Date	05/01/2011

Net Expense Ratio	1.30%[a,b]

Total Net Assets (000s)	$245

a	Annualized.

b	Reflective of a contractual expense cap effective through April 30, 2012.

c	Unannualized.

PORTFOLIO STATISTICS

	Portfolio		Benchmark

Average Market Coupon	6.67%		7.02%

Yield to Maturity	6.98%		5.99%

Weighted Average Maturity	8.94 years		8.85 years

Weighted Average Duration	5.29 years		5.77 years

Portfolio Turnover Rate (6-Month Period Ended 10/31/2011)	58%	[c]	N/A

REGION BREAKDOWN (% of investments)

(Excludes short-term investments)

MATURITY PROFILE (% of investments)

0 to 1 yr.	5.24%

>1 to 5	33.33%

>5 to 10	38.58%

>10 to 15	6.04%

>15 to 20	9.07%

>20 to 25	2.18%

>25 yrs.	5.56%

Harbor Emerging Markets Debt Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $10,000 INVESTMENT

For the period 05/01/2011 through 10/31/2011

The graph compares a $10,000 investment in the Fund with the performance of the 50% JPM EMBI Global Diversified/50% JPM GBI-EMGD. The Fund’s performance includes the reinvestment of all dividends and capital gain distributions.

Total Returns For the periods ended 10/31/2011
Harbor Emerging Markets Debt Fund
Institutional Class	N/A	N/A	-1.74%	5/01/2011	$9,826
Comparative Index
50% JPM EMBI Global Diversified/50% JPM GBI-EMGD	N/A	N/A	0.26%	—	$10,026
JPM EMBI Global Diversified	N/A	N/A	4.74%	—	$10,474
JPM GBI-EMGD	N/A	N/A	-4.17%	—	$9,583

Administrative Class

CHANGE IN A $10,000 INVESTMENT

For the period 05/01/2011 through 10/31/2011

The graph compares a $10,000 investment in the Fund with the performance of the 50% JPM EMBI Global Diversified/50% JPM GBI-EMGD. The Fund’s performance includes the reinvestment of all dividends and capital gain distributions.

Total Returns For the periods ended 10/31/2011
Harbor Emerging Markets Debt Fund
Administrative Class	N/A	N/A	-1.95%	5/01/2011	$9,805
Comparative Index
50% JPM EMBI Global Diversified/50% JPM GBI-EMGD	N/A	N/A	0.26%	—	$10,026
JPM EMBI Global Diversified	N/A	N/A	4.74%	—	$10,474
JPM GBI-EMGD	N/A	N/A	-4.17%	—	$9,583

As stated in the Fund’s current prospectus, the expense ratios were 1.05% (Net) and 3.00% (Gross) (Institutional Class); and 1.30% (Net) and 3.25% (Gross) (Administrative Class). The net expense ratios are contractually capped until 04/30/2012. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. As the Fund commenced operations on May 1, 2011, the gross expense ratios shown in the prospectus were based on estimated amounts for the fiscal year.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower. The Fund charges a redemption fee of 2% on redemption of shares that are held for less than 60 days.

a	Unannualized.

Harbor Emerging Markets Debt Fund

PORTFOLIO OF INVESTMENTS—October 31, 2011

Total Investments by Country (% of net assets)

(Excludes net cash, short-term investments, and forward positions of 10.8%)

ARGENTINA—3.7%
Principal Amount (000s)			Value (000s)

	CORPORATE BONDS & NOTES—1.4%
		Capex SA
	$103	10.000%—03/10/2018[1]	$86

	FOREIGN GOVERNMENT OBLIGATIONS—2.3%
		Argentina Bonos
	10	7.000%—10/03/2015	9
		Argentine Republic Government International Bond
	33	2.500%—12/31/2038[2]	12
ARD$	52	5.830%—12/31/2033[3,4]	14
	€56	7.820%—12/31/2033[3]	48
	17	7.820%—12/31/2033	15
	$37	8.280%—12/31/2033	29

			118

		Argentine Republic Government International GDP-Linked Bond[5]
	€63	1.000%—12/15/2035[3]	12

			139

	TOTAL ARGENTINA (Cost $244)		225

BRAZIL—10.9%
	CORPORATE BONDS & NOTES—2.4%
		BR Malls International Finance Ltd.
	$50	8.500%—01/21/2016[6]	52
BRAZIL—Continued
Principal Amount (000s)			Value (000s)

	CORPORATE BONDS & NOTES—Continued
		General Shopping Finance Ltd.
	$48	10.000%—11/09/2015[1,6]	$48
		Mirabela Nickel Ltd.
	50	8.750%—04/15/2018[1]	45
		Petrobras International Finance Company
	3	5.375%—01/27/2021	3

			148

	CREDIT-LINKED NOTES—5.2%
		Brazil Notas do Tesouro Nacional Serie F
R$	600	10.000%—01/01/2021	321

	FOREIGN GOVERNMENT OBLIGATIONS—3.3%
		Brazilian Government International Bond
	$8	8.250%—01/20/2034	12
	45	8.875%—10/14/2019-04/15/2024	65

			77

		European Bank for Reconstruction & Development MTN[7]
R$	200	9.000%—04/28/2014	122

			199

	TOTAL BRAZIL (Cost $710)		668

CHINA—1.3%
	(Cost $101)
	CORPORATE BONDS & NOTES—1.3%
		Kaisa Group Holdings Ltd.
	$100	13.500%—04/28/2015	80

COLOMBIA—6.6%
	CORPORATE BONDS & NOTES—0.6%
		Ecopetrol SA
	30	7.625%—07/23/2019	36

	CREDIT-LINKED NOTES—1.6%
		Colombian TES
COL$	150,000	11.000%—07/24/2020	98

	FOREIGN GOVERNMENT OBLIGATIONS—4.4%
		Colombia Government International Bond
	27,000	7.750%—04/14/2021	17
	$61	8.125%—05/21/2024	83
COL$	100,000	12.000%—10/22/2015	68

			168

		Republic of Colombia
	135,000	9.850%—06/28/2027	103

			271

	TOTAL COLOMBIA (Cost $403)		405

EL SALVADOR—0.3%
	(Cost $21)
	FOREIGN GOVERNMENT OBLIGATIONS—0.3%
		El Salvador Government International Bond
	$20	7.650%—06/15/2035	21

Harbor Emerging Markets Debt Fund

PORTFOLIO OF INVESTMENTS—Continued

HUNGARY—0.7%
Principal Amount (000s)			Value (000s)

	FOREIGN GOVERNMENT OBLIGATIONS—0.7%
		Hungary Government Bond
HUD$	100	6.750%—08/22/2014	$—
	8,600	8.000%—02/12/2015	40

	TOTAL HUNGARY (Cost $50)		40

INDONESIA—8.4%
	CORPORATE BONDS & NOTES—1.7%
		Bumi Investment Pte Ltd. MTN[7]
	$100	10.750%—10/06/2017	104

	CREDIT-LINKED NOTES—4.0%
		Indonesia Treasury Bond
IDR$	1,900,000	8.250%—07/15/2021	245

	FOREIGN GOVERNMENT OBLIGATIONS—2.7%
		European Bank for Reconstruction & Development MTN[7]
	1,430,000	7.200%—06/08/2016	165

	TOTAL INDONESIA (Cost $515)		514

KAZAKHSTAN—0.4%
	(Cost $37)
	CORPORATE BONDS & NOTES—0.4%
		BTA Bank JSC
	$41	10.750%—07/01/2018[2]	22

MALAYSIA—8.3%
	CORPORATE BONDS & NOTES—2.2%
		Petronas Capital Ltd.
	100	7.875%—05/22/2022	137

	FOREIGN GOVERNMENT OBLIGATIONS—6.1%
		Malaysia Government Bond
MYR$	30	3.741%—02/27/2015	10
	20	3.835%—08/12/2015	7
	50	4.012%—09/15/2017	17
	970	4.262%—09/15/2016	328
	40	5.094%—04/30/2014	14

			376

	TOTAL MALAYSIA (Cost $513)		513

MEXICO—10.1%
	CORPORATE BONDS & NOTES—1.5%
		Axtel SAB de CV
	$10	7.625%—02/01/2017[1]	9
		Cemex SAB de CV
	100	9.000%—01/11/2018	84

			93

	FOREIGN GOVERNMENT OBLIGATIONS—8.6%
		Mexican Bonos
MEX$	1,400	6.500%—06/10/2021	108
	100	7.750%—05/29/2031	8
	2,537	8.000%—06/11/2020	217
	1,005	8.500%—11/18/2038	84

			417

	FOREIGN GOVERNMENT OBLIGATIONS—Continued
		Mexican Udibonos
MEX$	92	2.500%—12/10/2020[4]	$7
		Mexico Government International Bond
	$32	5.750%—10/12/2110	32
		Mexico Government International Bond MTN[7]
	6	5.125%—01/15/2020	7
	15	6.750%—09/27/2034	19
	29	8.300%—08/15/2031	42

			68

			524

	TOTAL MEXICO (Cost $645)		617

PANAMA—1.3%
	(Cost $73)
	FOREIGN GOVERNMENT OBLIGATIONS—1.3%
		Panama Government International Bond
	50	9.375%—04/01/2029	78

PERU—2.1%
	CORPORATE BONDS & NOTES—1.7%
		Southern Copper Corporation
	100	6.750%—04/16/2040	105

	FOREIGN GOVERNMENT OBLIGATIONS—0.4%
		Peruvian Government International Bond
	15	8.750%—11/21/2033	23

	TOTAL PERU (Cost $119)		128

PHILIPPINES—1.0%
	(Cost $58)
	FOREIGN GOVERNMENT OBLIGATIONS—1.0%
		Philippine Government International Bond
	40	9.500%—02/02/2030	61

POLAND—5.6%
	FOREIGN GOVERNMENT OBLIGATIONS—5.6%
		Poland Government Bond
PLN$	180	0.000%—01/25/2013[8]	54
	183	3.000%—08/24/2016[4]	58
	380	5.500%—04/25/2015	122
	50	5.750%—09/23/2022	16

			250

		Poland Government International Bond
	$6	5.125%—04/21/2021	6
	75	6.375%—07/15/2019	84

			90

	TOTAL POLAND (Cost $361)		340

Harbor Emerging Markets Debt Fund

PORTFOLIO OF INVESTMENTS—Continued

QATAR—2.0%
	(Cost $119)
Principal Amount (000s)			Value (000s)

	CORPORATE BONDS & NOTES—2.0%
		Qtel International Finance Ltd.
	$100	7.875%—06/10/2019	$124

RUSSIA—3.0%
	FOREIGN GOVERNMENT OBLIGATIONS—3.0%
		Russian Foreign Bond—Eurobond
	115	7.500%—03/31/2030[2]	137
	2	11.000%—07/24/2018	3
	24	12.750%—06/24/2028	42

	TOTAL RUSSIA (Cost $180)		182

SOUTH AFRICA—8.5%
	FOREIGN GOVERNMENT OBLIGATIONS—8.5%
		South Africa Government Bond
ZAR$	870	6.750%—03/31/2021	102
	140	7.000%—02/28/2031	15
	1,730	8.000%—12/21/2018	222
	450	10.500%—12/21/2026	67

			406

		South Africa Government International Bond
	$100	5.500%—03/09/2020	112

	TOTAL SOUTH AFRICA (Cost $556)		518

THAILAND—2.7%
	FOREIGN GOVERNMENT OBLIGATIONS—2.7%
		Thailand Government Bond
THD$	4,800	3.125%—12/11/2015	156
	300	4.250%—03/13/2013	10

	TOTAL THAILAND (Cost $169)		166

TURKEY—7.0%
	CORPORATE BONDS & NOTES—1.2%
		Yuksel Insaat AS
	$100	9.500%—11/10/2015	76

	FOREIGN GOVERNMENT OBLIGATIONS—5.8%
		Turkey Government Bond
TRD$	605	0.000%—11/07/2012-05/15/2013[8]	306
TURKEY—Continued

Principal Amount (000s)			Value (000s)

	FOREIGN GOVERNMENT OBLIGATIONS—Continued
		Turkey Government Bond
TRD$	12	9.000%—05/21/2014[4]	$8
		Turkey Government International Bond
	36	6.875%—03/17/2036	40

			354

	TOTAL TURKEY (Cost $476)		430

UKRAINE—1.5%
	(Cost $105)
	CORPORATE BONDS & NOTES—1.5%
		Ukreximbank Via Biz Finance plc
	$100	8.375%—04/27/2015	94

URUGUAY—1.0%
	(Cost $58)
	FOREIGN GOVERNMENT OBLIGATIONS—1.0%
		Uruguay Government International Bond
	45	8.000%—11/18/2022	60

VENEZUELA—2.8%
	(Cost $175)
	CORPORATE BONDS & NOTES—2.8%
		Petroleos de Venezuela SA
	229	4.900%—10/28/2014	174

SHORT-TERM INVESTMENTS—6.6%
	(Cost $402)
	REPURCHASE AGREEMENTS
	402	Repurchase Agreement with State Street Corporation dated October 31, 2011 due November 01, 2011 at 0.010% collateralized by U.S. Treasury Notes (market value $414)	402

	TOTAL INVESTMENTS—95.8% (Cost $6,090)		5,862

	CASH AND OTHER ASSETS, LESS LIABILITIES—4.2%		260

	TOTAL NET ASSETS—100.0%		$6,122

Harbor Emerging Markets Debt Fund

PORTFOLIO OF INVESTMENTS—Continued

FORWARD CURRENCY CONTRACTS OPEN AT OCTOBER 31, 2011

Currency	Counterparty	Market Value (000s)	Aggregate Face Value (000s)	Delivery Date	Unrealized Appreciation/ (Depreciation) (000s)
Brazilian Real (Buy)	Morgan Stanley and Co. Inc.	$64	$60	11/03/2011	$4
Brazilian Real (Buy)	Morgan Stanley and Co. Inc.	63	61	12/02/2011	2
Brazilian Real (Sell)	Morgan Stanley and Co. Inc.	64	62	11/03/2011	(2)
Brazilian Real (Sell)	Morgan Stanley and Co. Inc.	23	24	12/02/2011	1
Chinese Yuan (Buy)	Morgan Stanley and Co. Inc.	50	50	11/14/2011	—
Chinese Yuan (Buy)	Morgan Stanley and Co. Inc.	53	53	05/16/2012	—
Chinese Yuan (Sell)	Morgan Stanley and Co. Inc.	51	50	11/14/2011	(1)
Chinese Yuan (Sell)	Morgan Stanley and Co. Inc.	53	53	05/16/2012	—
Euro Currency (Sell)	Morgan Stanley and Co. Inc.	61	60	11/23/2011	(1)
Philippine Peso (Buy)	Morgan Stanley and Co. Inc.	16	16	01/24/2012	—
Russian Ruble (Buy)	Morgan Stanley and Co. Inc.	238	234	12/20/2011	4

					$7

FAIR VALUE MEASUREMENTS

The following table summarizes the Fund’s investments as of October 31, 2011 based on the inputs used to value them.

Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Investments in Securities
Corporate Bonds & Notes
Argentina	$—	$86	$—	$86
Brazil	—	148	—	148
China	—	80	—	80
Colombia	—	36	—	36
Indonesia	—	104	—	104
Kazakhstan	—	22	—	22
Malaysia	—	137	—	137
Mexico	—	93	—	93
Peru	—	105	—	105
Qatar	—	124	—	124
Turkey	—	76	—	76
Ukraine	—	94	—	94
Venezuela	—	174	—	174
Credit-Linked Notes
Brazil	—	321	—	321
Colombia	—	98	—	98
Indonesia	—	245	—	245
Foreign Government Obligations
Argentina	—	139	—	139
Brazil	—	199	—	199
Colombia	—	271	—	271
El Salvador	—	21	—	21
Hungary	—	40	—	40
Indonesia	—	165	—	165
Malaysia	—	376	—	376
Mexico	—	524	—	524
Panama	—	78	—	78
Peru	—	23	—	23
Philippines	—	61	—	61
Poland	—	340	—	340
Russia	—	182	—	182
South Africa	—	518	—	518
Thailand	—	166	—	166
Turkey	—	354	—	354
Uruguay	—	60	—	60
Short-Term Investments
Repurchase Agreements	—	402	—	402

	$—	$5,862	$—	$5,862

Harbor Emerging Markets Debt Fund

PORTFOLIO OF INVESTMENTS—Continued

FAIR VALUE MEASUREMENTS—Continued

Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Investments in Other Financial Instruments
Forward Currency Contracts	$—	$7	$—	$7

Total	$—	$5,869	$—	$5,869

There were no Level 3 holdings at October 31, 2011, and no significant transfers between levels during the period May 1, 2011 (inception) through October 31, 2011.

For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

1	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service in accordance with Harbor Funds Valuation Procedures. At October 31, 2011, these securities were valued at $188 or 3% of net assets.

2	Step coupon security.

3	Variable rate security. The stated rate represents the rate in effect at October 31, 2011.

4	Inflation-protected securities (IPS) are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.

5	Security is linked to the Argentine gross domestic product (“GDP”) and does not pay principal over the life of security or at expiration. Security entitles holder to receive only variable payments, subject to certain conditions, which are based on growth of Argentine GDP and the principal or “notional” value of this GDP-linked security.

6	Perpetuity bond. The maturity date represents the next callable date.

7	MTN after the name of a security stands for Medium Term Note.

8	Zero coupon bond.

ARD$	Argentine Peso.

R$	Brazilian Real.

COL$	Colombian Peso.

€	Euro.

HUD$	Hungarian Forint.

IDR$	Indonesian Rupiah.

MYR$	Malaysian Ringgit.

MEX$	Mexican Peso.

PLN$	Polish Zloty.

THD$	Thailand Baht.

TRD$	Turkish Lira.

ZAR$	South African Rand.

The accompanying notes are an integral part of the Financial Statements.

Harbor High-Yield Bond Fund

MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER

Shenkman Capital

Management, Inc.

461 Fifth Avenue

22nd Floor

New York, NY 10017

PORTFOLIO MANAGERS

Mark Shenkman

Since 2002

Mark Flanagan

CFA, CPA

Since 2002

Frank Whitley

Since 2002

Shenkman Capital has

subadvised the Fund since its inception in 2002.

INVESTMENT GOAL

Total return

PRINCIPAL STYLE
CHARACTERISTICS

High-yield bonds

Mark Shenkman

Mark Flanagan

Frank Whitley

Management’s Discussion of

Fund Performance

MARKET REVIEW

Fiscal 2011 was a period of pronounced volatility for most financial markets, and high-yield was no exception. For example, while the high-yield market, as measured by the BofA Merrill Lynch US High Yield Index, returned 4.81% for the 12 months ended October 31, 2011, that return was composed of a gain of approximately 6.9% for the nine months ended July 31, a decline of -7.4% for the two months ended September 30, and a gain of 6.0% for the closing month of October. Over the past 12 months, the sheer magnitude of worldwide debt at the individual, corporate, and country levels has had a profound impact on investor sentiment. It is now clear that the vast majority of worldwide developed economies are undergoing a massive deleveraging that will impact all financial markets for many years.

To fully understand the dynamics of the high-yield market, it is necessary to break the fiscal year into three parts. During the first nine months, the high-yield market gained approximately 6.9%. During this stretch, the high-yield new issue market was “red hot” as there were 556 new issues representing $256.5 billion. The focus of this new issuance was on refinancing existing debt, thereby reducing short-to-intermediate-term maturities and keeping net new issuance volumes within an acceptable range. This record new issuance was clearly a positive development for the overall health of the high-yield market as companies took advantage of robust capital markets to reduce the maturity wall between 2013 and 2015. However, issuers definitely had the upper hand in pricing and structuring transactions, and the ability of investors to set terms and conditions was somewhat diminished. High-yield spreads, which reflect investors’ future default expectations, tightened to as low as 500 basis points, or 5.00 percentage points, and high-yield default rates remained well below historical averages at approximately 2.3%.

However, during August and September the U.S. financial markets took a significant leg down as investors became concerned that the U.S. economic expansion was losing steam and the European debt crisis became more acute. Contributing to this change in sentiment was the Federal Reserve’s announcement in August that it would hold short-term interest rates near zero through at least the middle of 2013. The primary factor cited by the Fed in holding rates lower for such an extended period of time was a considerably slower-than-expected growth rate for the U.S. economy. Given this change in investor sentiment, risk aversion was the clear trading strategy for the high-yield market in August and September. For example, lower-rated CCC credits plunged by 14.1%, while the higher-rated BB sector declined by only 5.6%. Notwithstanding this dynamic change in sentiment, high-yield default rates remained benign, with Credit Suisse reporting the last-12-months default rate declining further at the end of September to 1.83%. Despite this benign default environment, yield spreads expanded substantially to 811 basis points. Part of the spread widening was due to a flight-to-quality dynamic, as demand drove U.S. Treasury yields substantially lower. However, spreads also widened in anticipation of a much slower growth rate for the U.S. economy. Given the market downturn, the new issue market went into hibernation. Monthly new issue volumes declined from an average of approximately $28 billion per month for the first nine months of the fiscal year to a monthly average of only $4 billion in August and September.

During the last month of the fiscal year, U.S. financial markets posted a significant rally, with many sectors recouping all of the losses incurred in the August-September downturn.

Harbor High-Yield Bond Fund

MANAGERS’ COMMENTARY—Continued

TOP TEN ISSUERS (% of net assets)
Windstream Corporation	1.5%
Advanced Micro Devices Inc.	1.2%
Biomet Inc.	1.1%
Calpine Corporation	1.1%
EH Holding Corporation	1.1%
Ford Motor Credit Co. LLC	1.1%
Reynolds Group Issuer Inc.	1.1%
NRG Energy Inc.	1.0%
Pinnacle Foods Finance LLC	1.0%
SunGard Data Systems Inc.	1.0%

In fact, the high-yield market gained 6.0% in October and the S&P 500 Index gained 10.9%. A key driver of the sharp change in investor sentiment was the appearance of a significant positive change in Europe with respect to the sovereign debt crisis. We expect to see continued fits and starts with respect to the European debt saga, and would further expect these developments to cause continued volatility in U.S. financial markets over the near term.

PERFORMANCE

The Harbor High-Yield Bond Fund returned 4.49% (Institutional Class), 4.31% (Administrative Class), and 4.18% (Investor Class), for the 12 months ended October 31, 2011, compared with the 4.81% return of the BofA Merrill Lynch US High Yield Index. The Harbor High-Yield Bond Fund invests primarily in non-investment-grade fixed income securities. Within this rating category, the portfolio invests in high-yield bonds, high-yield bank loans, and convertibles. For fiscal year 2011, the Fund’s high-yield bonds generated a return of 5.85%, outperforming the index. Key contributors to this performance were the Fund’s high-yield bond holdings in cable, energy, support services, utilities, and diversified media, all of which gained over 7%.

Detracting from the Fund’s performance were its holdings in bank loans and convertibles, which generated returns of 3.06% and 3.81% respectively. The Fund’s allocation to bank loans was reduced to 6.3% at October 31, 2011 (from 10.3% a year earlier), and its convertible holdings were reduced to 4.9% (from 5.5%).

OUTLOOK AND STRATEGY

Given our more cautious outlook for the macroeconomic climate, we have continued to prune the portfolio of holdings in heavy cyclical industries and have reduced our weightings in lower-quality and less-liquid securities. Moreover, we have continued to focus our portfolio holdings on what we consider more-defensive industries such as health care, services, telecom, cable, utilities, and media. At period end, the portfolio had an average price of $102 and an average yield of 7.59%.

Despite our concerns of a potential economic relapse, we believe there are several factors that could make any such recession less severe for high-yield issuers than in the past. Most U.S. companies are in a much stronger position than in past pre-recession periods. Many have streamlined their operations, bolstered their balance sheets, and lowered their break-even levels as result of the severe 2007-2009 recession. Moreover, much of the post-2008 new issuance was used to de-leverage company balance sheets. Therefore, if the U.S. were to enter a recession over the near term, we believe default rates should not rise as high as in past recessions.

This report contains the current opinions of Shenkman Capital Management, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Fixed income investments are affected by interest rate changes and the creditworthiness of the issues held by the Fund. A rise in interest rates will cause a decrease in the value of fixed income securities. Such an event would have an adverse effect on the Harbor High-Yield Bond Fund. High-yield investing poses additional credit risk related to lower-rated bonds. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor High-Yield Bond Fund

FUND SUMMARY—October 31, 2011 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2024

Cusip	411511553

Ticker	HYFAX

Inception Date	12/01/2002

Net Expense Ratio	0.65%[a]

Total Net Assets (000s)	$1,565,740

ADMINISTRATIVE CLASS

Fund #	2224

Cusip	411511546

Ticker	HYFRX

Inception Date	12/01/2002

Net Expense Ratio	0.90%[a]

Total Net Assets (000s)	$7,906

INVESTOR CLASS

Fund #	2424

Cusip	411511538

Ticker	HYFIX

Inception Date	12/01/2002

Net Expense Ratio	1.02%[a]

Total Net Assets (000s)	$134,399

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Average Market Coupon	7.79%	8.28%

Yield to Maturity	7.38%	8.51%

Current Yield (Institutional Class)	7.59%	N/A

Weighted Average Maturity	6.57 years	6.77 years

Weighted Average Duration	3.54 years	4.04 years

Beta vs. BofA Merrill Lynch US High Yield Index	0.87	1.00

Portfolio Turnover Rate (Year Ended 10/31/2011)	47%	N/A

SECTOR ALLOCATION (% of investments)

(Excludes short-term investments)

MATURITY PROFILE (% of investments)

0 to 1 yr.	2.18%

>1 to 5	28.98%

>5 to 10	65.58%

>10 to 15	2.25%

>15 to 20	0.30%

>20 to 25	0.18%

>25 yrs.	0.53%

a	Reflective of a contractual fee waiver effective through February 29, 2012.

Harbor High-Yield Bond Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $10,000 INVESTMENT

For the period 12/01/2002 through 10/31/2011

The graph compares a $10,000 investment in the Fund with the performance of the BofA Merrill Lynch US High-Yield Index. The Fund’s performance includes the reinvestment of all dividends and capital gain distributions.

Total Returns For the periods ended 10/31/2011
Harbor High-Yield Bond Fund
Institutional Class	4.49%	6.78%	8.11%	12/01/2002	$20,043
Comparative Index
BofA Merrill Lynch US High-Yield	4.81%	7.87%	10.07%	—	$23,531

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 12/01/2002 through 10/31/2011

The graph compares a $10,000 investment in the Fund with the performance of the BofA Merrill Lynch US High-Yield Index. The Fund’s performance includes the reinvestment of all dividends and capital gain distributions.

Total Returns For the periods ended 10/31/2011
Harbor High-Yield Bond Fund
Administrative Class	4.31%	6.54%	7.86%	12/01/2002	$19,641
Investor Class	4.18%	6.39%	7.70%	12/01/2002	$19,378
Comparative Index
BofA Merrill Lynch US High-Yield	4.81%	7.87%	10.07%	—	$23,531

As stated in the Fund’s current prospectus, the expense ratios were 0.67% (Net) and 0.70% (Gross) (Institutional Class); 0.92% (Net) and 0.95% (Gross) (Administrative Class); and 1.04% (Net) and 1.07% (Gross) (Investor Class). The net expense ratios reflect a contractual management fee waiver until 02/29/2012. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower. The Fund charges a redemption fee of 1% on redemption of shares that are held for less than 9 months.

a	Annualized.

Harbor High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS—October 31, 2011

Total Investments (% of net assets)

(Excludes net cash and short-term investments of 7.3%)

BANK LOAN OBLIGATIONS—6.4%
Principal Amount (000s)		Value (000s)

AEROSPACE & DEFENSE—0.3%
	Sequa Corporation Term Loan
$5,200	7.000%—12/03/2014[1]	$5,220

CAPITAL MARKETS—0.4%
	Nuveen Investments Inc. First-Lien Term Loan
5,552	5.867%—05/13/2017[1]	5,349
	Second-Lien Term Loan
2,000	12.500%—07/09/2015[1]	2,077

		7,426

CHEMICALS—0.1%
	Univar Inc. Term Loan B
1,899	5.000%—06/30/2017[1]	1,863

COMMERCIAL SERVICES & SUPPLIES—0.5%
	Brickman Group Holdings Inc. Term Loan B
2,000	9.125%—10/14/2016[1]	2,002
	Hertz Corporation Tranche Term Loan B
2,483	3.750%—02/16/2018[1]	2,471
	ServiceMaster Company Delayed Term Loan
378	2.750%—07/24/2014[1]	363
	Closing Date Loan
4,786	2.770%—07/24/2014[1]	4,595

		4,958

		9,431

COMMUNICATIONS EQUIPMENT—0.3%
	Avaya Inc. Term Loan
5,172	4.815%—10/24/2014[1]	4,739

CONTAINERS & PACKAGING—0.1%
	Reynolds Group Issuer Inc. Tranche Term Loan C
1,297	6.500%—08/09/2018[1]	1,295

ENERGY EQUIPMENT & SERVICES—0.3%
	Hercules Offshore Inc. Term Loan
4,513	7.500%—07/11/2013[1]	4,439

FOOD & STAPLES RETAILING—0.7%
	BJ’s Wholesale Club Inc. First-Lien Term Loan
5,000	7.000%—09/27/2018[1]	4,999
	US FoodService Term Loan
2,816	2.745%—07/03/2014[1]	2,620
	Term Loan B
4,474	5.750%—05/06/2017[1]	4,218

		6,838

		11,837

FOOD PRODUCTS—0.1%
	Pinnacle Foods Finance LLC Term Loan D
2,579	6.000%—04/02/2014[1]	2,610

Harbor High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

BANK LOAN OBLIGATIONS—Continued
Principal Amount (000s)		Value (000s)

HEALTH CARE PROVIDERS & SERVICES—1.0%
	Emergency Medical Services Corporation Term Loan B
$4,080	5.500%—04/27/2012[1]	$4,006
	inVentiv Health Inc. Term Loan
6,419	6.500%—08/04/2016[1]	6,283
	MultiPlan Inc. Term Loan B
7,448	4.750%—08/26/2017[1]	7,208

		17,497

HOTELS, RESTAURANTS & LEISURE—0.4%
	MGM Mirage Term Loan E
6,500	7.000%—02/21/2014[1]	6,353

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS—0.1%
	GenOn Energy Inc. Term Loan
2,265	6.000%—09/20/2017[1]	2,268

INTERNET SOFTWARE & SERVICES—0.2%
	US TelePacific Inc. Term Loan
3,235	5.750%—02/18/2017[1]	3,092

MEDIA—1.1%
	Advantage Sales & Marketing LLC Second-Lien Term Loan
1,000	9.250%—06/18/2018[1]	958
	Affinion Group Inc. Term Loan B
4,831	5.000%—10/09/2016[1]	4,458
	Cengage Learning Acquisitions Inc. Term Loan
2,590	2.500%—07/03/2014[1]	2,251
	Cumulus Media Inc.
	First-Lien Term Loan
4,000	5.750%—08/30/2018[1]	3,967
	Second-Lien Term Loan
2,000	7.500%—02/11/2019[1]	1,950

		5,917

	Intelsat Jackson Holdings SA Term Loan B
1,800	3.391%—02/02/2014[1]	1,741
	Jostens Term Loan
3,470	5.250%—12/28/2016[1]	3,303

		18,628

OIL, GAS & CONSUMABLE FUELS—0.3%
	Frac Tech International LLC Term Loan B
4,429	6.250%—05/06/2016[1,2]	4,412

SPECIALTY RETAIL—0.5%
	Academy Ltd./Academy Finance Corp. Term Loan
3,300	6.000%—08/03/2018[1]	3,271
	Toys R Us Inc. Term Loan B
4,950	6.000%—08/17/2016[1]	4,891

		8,162

TOTAL BANK LOAN OBLIGATIONS (Cost $109,435)		109,272

CONVERTIBLE BONDS—4.1%
Principal Amount (000s)		Value (000s)

BUILDING PRODUCTS—0.1%
	Lennar Corporation
$2,500	2.000%—12/01/2020[2]	$2,447

CONTAINERS & PACKAGING—0.2%
	Owens-Brockway Glass Container Inc.
3,400	3.000%—06/01/2015[2]	3,149

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—0.2%
	General Cable Corporation
4,000	0.875%—11/15/2013	3,805

FOOD & STAPLES RETAILING—0.1%
	Pantry Inc.
1,750	3.000%—11/15/2012	1,733

HEALTH CARE EQUIPMENT & SUPPLIES—0.1%
	Hologic Inc.
1,950	2.000%—12/15/2037[3]	1,845

INTERNET SOFTWARE & SERVICES—0.4%
	WebMD Health Corp.
7,550	2.250%—03/31/2016[2]	7,012

MACHINERY—0.2%
	Trinity Industries Inc.
3,000	3.875%—06/01/2036	2,880

MARINE—0.2%
	Hornbeck Offshore Services Inc.
2,750	1.625%—11/15/2026[3]	2,654

METALS & MINING—0.2%
	Patriot Coal Corporation
3,500	3.250%—05/31/2013	3,194

OIL, GAS & CONSUMABLE FUELS—0.7%
	Chesapeake Energy Corp.
6,600	2.500%—05/15/2037[2]	6,575
	Helix Energy Solutions Group Inc.
4,850	3.250%—12/15/2025	4,765

		11,340

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—0.9%
	Advanced Micro Devices Inc.
8,754	6.000%—05/01/2015	8,623
	Linear Technology Corporation
2,000	3.000%—05/01/2027	2,102
	Micron Technology Inc.
4,875	1.875%—06/01/2014	4,698

		15,423

TEXTILES, APPAREL & LUXURY GOODS—0.4%
	Iconix Brand Group Inc.
2,350	1.875%—06/30/2012	2,347
5,000	2.500%—06/01/2016[2]	4,800

		7,147

WIRELESS TELECOMMUNICATION SERVICES—0.4%
	Leap Wireless International Inc.
8,500	4.500%—07/15/2014	7,438

TOTAL CONVERTIBLE BONDS (Cost $72,041)		70,067

Harbor High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CONVERTIBLE PREFERRED STOCKS—0.8%
(Cost $14,730)
Shares		Value (000s)

COMMUNICATIONS EQUIPMENT—0.8%
	Lucent Technologies Capital Trust I
14,950	7.750%—12/12/2011[5]	$13,003

CORPORATE BONDS & NOTES—81.4%
Principal Amount (000s)
AEROSPACE & DEFENSE—1.0%
	Esterline Technologies Corporation
$5,000	7.000%—08/01/2020	5,237
	Huntington Ingalls Industries Inc.
6,620	7.125%—03/15/2021[2]	6,736
	Moog Inc.
500	7.250%—06/15/2018	523
	RBS Global Inc.
1,050	8.500%—05/01/2018	1,081
	Spirit Aerosystems Inc.
4,000	6.750%—12/15/2020	4,190

		17,767

AUTO COMPONENTS—1.8%
	American Axle & Manufacturing Inc.
1,850	7.875%—03/01/2017	1,882
2,025	9.250%—01/15/2017[2]	2,217

		4,099

	Cooper-Standard Automotive Inc.
2,575	8.500%—05/01/2018	2,746
	Dana Holding Corp.
1,900	6.750%—02/15/2021	1,938
	Goodyear Tire & Rubber Company
6,320	8.750%—08/15/2020	6,826
1,300	10.500%—05/15/2016	1,450

		8,276

	Lear Corporation
2,000	7.875%—03/15/2018	2,165
4,200	8.125%—03/15/2020	4,620

		6,785

	Tenneco Automotive Inc.
2,750	8.125%—11/15/2015	2,860
	Tenneco Inc.
3,305	6.875%—12/15/2020	3,404
	TRW Automotive Inc.
1,000	7.000%—03/15/2014[2]	1,060

		31,168

AUTOMOBILES—0.1%
	Chrysler Group LLC
950	8.250%—06/15/2021[2]	874

BEVERAGES—0.3%
	Constellation Brands Inc.
4,750	7.250%—09/01/2016-05/15/2017	5,243

BUILDING PRODUCTS—0.1%
	Masco Corporation
1,500	6.125%—10/03/2016	1,515

CAPITAL MARKETS—0.2%
	Nuveen Investments Inc.
3,150	10.500%—11/15/2015	3,166

CHEMICALS—1.1%
	Ferro Corporation
$4,400	7.875%—08/15/2018	$4,466
	Huntsman International LLC
3,000	5.500%—06/30/2016	2,985
	Lyondell Chemical Co.
2,834	8.000%—11/01/2017	3,202
	PolyOne Corporation
8,600	7.375%—09/15/2020	8,708
	Rockwood Specialties Group Inc.
100	7.500%—11/15/2014	102

		19,463

COMMERCIAL BANKS—1.0%
	CIT Group Inc.
5,000	5.250%—04/01/2014[2]	5,000
11,750	7.000%—05/04/2015-05/02/2016[2]	11,753

		16,753

COMMERCIAL SERVICES & SUPPLIES—4.3%
	ACCO Brands Corporation
6,400	7.625%—08/15/2015	6,384
1,400	10.625%—03/15/2015	1,550

		7,934

	Ashtead Capital Inc.
2,530	9.000%—08/15/2016[2]	2,644
	Brickman Group Holdings Inc.
1,850	9.125%—11/01/2018[2]	1,693
	Geo Group Inc.
200	7.750%—10/15/2017	211
	Hertz Corporation
650	6.750%—04/15/2019	666
500	7.375%—01/15/2021	516
6,250	7.500%—10/15/2018	6,547
325	8.875%—01/01/2014	330

		8,059

	Iron Mountain Inc.
2,950	6.625%—01/01/2016	2,965
1,660	8.000%—06/15/2020	1,735

		4,700

	RR Donnelley & Sons Co.
1,275	4.950%—04/01/2014	1,256
3,100	7.250%—05/15/2018	3,023
1,600	7.625%—06/15/2020	1,578

		5,857

	RSC Equipment Rental Inc.
3,000	8.250%—02/01/2021	3,060
3,448	9.500%—12/01/2014	3,543
850	10.250%—11/15/2019	935

		7,538

	ServiceMaster Company
9,680	10.750%—07/15/2015[1,2]	9,958
	United Rentals North America Inc.
7,050	8.375%—09/15/2020	7,350
3,450	9.250%—12/15/2019	3,898
2,250	10.875%—06/15/2016	2,554

		13,802

Harbor High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

COMMERCIAL SERVICES & SUPPLIES—Continued
	West Corporation
$6,400	7.875%—01/15/2019	$6,528
1,750	8.625%—10/01/2018	1,820
2,440	11.000%—10/15/2016	2,599

		10,947

		73,343

COMMUNICATIONS EQUIPMENT—1.3%
	Avaya Inc.
2,000	7.000%—04/01/2019[2]	1,930
6,325	9.750%—11/01/2015	5,629

		7,559

	CommScope Inc.
10,000	8.250%—01/15/2019[2]	9,900
	Viasat Inc.
4,650	8.875%—09/15/2016	4,813

		22,272

CONSUMER FINANCE—1.6%
	Ally Financial Inc.
5,000	6.875%—08/28/2012	5,075
1,180	7.500%—09/15/2020	1,196

		6,271

	Ford Motor Credit Co. LLC
10,000	5.000%—05/15/2018	10,189
750	5.875%—08/02/2021	801
2,500	7.000%—04/15/2015	2,731
5,250	8.125%—01/15/2020	6,391

		20,112

	Trans Union LLC/TransUnion Financing Corp.
1,600	11.375%—06/15/2018	1,788

		28,171

CONTAINERS & PACKAGING—2.4%
	Ardagh Packaging Finance plc
2,500	7.375%—10/15/2017[2]	2,587
8,500	9.125%—10/15/2020[2]	8,500

		11,087

	Cascades Inc.
3,750	7.750%—12/15/2017	3,694
	Crown Americas LLC
2,000	7.625%—05/15/2017	2,180
	Graham Packaging Co. LP
3,450	9.875%—10/15/2014	3,514
	Greif Inc.
1,000	7.750%—08/01/2019	1,080
	Reynolds Group Issuer Inc.
3,500	8.250%—02/15/2021[2]	3,229
3,500	8.500%—05/15/2018[2]	3,404
8,000	8.750%—10/15/2016[2]	8,450
1,600	9.000%—04/15/2019[2]	1,552

		16,635

	Sealed Air Corporation
3,000	8.375%—09/15/2021	3,255

		41,445

DIVERSIFIED CONSUMER SERVICES—1.5%
	ARAMARK Corporation
900	5.000%—06/01/2012	911
11,950	8.500%—02/01/2015	12,458

		13,369

DIVERSIFIED CONSUMER SERVICES—Continued
	ARAMARK Holdings Corp.
$5,800	8.625%—05/01/2016[1,2]	$6,046
	Education Management LLC
2,800	8.750%—06/01/2014	2,786
	Mac-Gray Corp.
300	7.625%—08/15/2015	308
	Service Corporation International
1,350	6.750%—04/01/2016	1,444
1,500	7.375%—10/01/2014	1,639
250	7.625%—10/01/2018	276

		3,359

		25,868

DIVERSIFIED TELECOMMUNICATION SERVICES—6.3%
	CCO Holdings LLC
10,000	7.250%—10/30/2017	10,500
3,100	7.875%—04/30/2018	3,317
2,350	8.125%—04/30/2020	2,556

		16,373

	Cincinnati Bell Inc.
7,500	8.750%—03/15/2018	7,237
	Equinix Inc.
3,500	7.000%—07/15/2021	3,736
2,850	8.125%—03/01/2018	3,121

		6,857

	Frontier Communications Corporation
6,000	8.250%—04/15/2017	6,435
3,500	8.500%—04/15/2020	3,745

		10,180

	Level 3 Escrow Inc.
8,000	8.125%—07/01/2019[2]	7,940
	PAETEC Holding Corp.
3,850	8.875%—06/30/2017	4,177
5,000	9.500%—07/15/2015	5,237
2,500	9.875%—12/01/2018	2,763

		12,177

	Qwest Capital Funding Inc.
3,580	6.500%—11/15/2018	3,473
	Qwest Communications International Inc.
2,550	7.125%—04/01/2018	2,620
6,650	7.500%—02/15/2014	6,733

		9,353

	TW Telecom Holdings Inc.
3,050	8.000%—03/01/2018	3,248
	Wind Acquisition Finance SA
1,850	7.250%—02/15/2018[2]	1,790
2,000	11.750%—07/15/2017[2]	1,990

		3,780

	Windstream Corporation
600	7.000%—03/15/2019	605
12,700	7.750%—10/15/2020	13,335
8,300	7.875%—11/01/2017	9,005
3,000	8.125%—09/01/2018	3,225

		26,170

		106,788

Harbor High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

ELECTRIC UTILITIES—1.1%
	Ipalco Enterprises Inc.
$500	7.250%—04/01/2016[2]	$553
	NRG Energy Inc.
2,000	7.375%—01/15/2017	2,092
3,650	7.875%—05/15/2021[2]	3,705
11,750	8.250%—09/01/2020	12,220

		18,017

		18,570

ELECTRICAL EQUIPMENT—0.3%
	Sensata Technologies BV
4,500	6.500%—05/15/2019[2]	4,523

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—1.6%
	CDW Escrow Corporation
14,750	8.500%—04/01/2019[2]	14,381
	Sanmina-SCI Corporation
4,800	7.000%—05/15/2019[2]	4,632
7,600	8.125%—03/01/2016	7,790

		12,422

		26,803

ENERGY EQUIPMENT & SERVICES—2.3%
	Basic Energy Services Inc.
5,500	7.750%—02/15/2019[2]	5,527
	Bristow Group Inc.
1,500	7.500%—09/15/2017	1,568
	Compagnie Générale de Géophysique-Veritas
5,100	6.500%—06/01/2021[2]	5,100
2,000	7.750%—05/15/2017	2,082
1,000	9.500%—05/15/2016	1,088

		8,270

	Complete Production Services Inc.
5,500	8.000%—12/15/2016	5,747
	Exterran Holdings Inc.
6,000	7.250%—12/01/2018[2]	5,790
	Key Energy Services Inc.
2,250	6.750%—03/01/2021	2,312
	MarkWest Energy Finance Corp.
4,900	6.250%—06/15/2022	5,035
	Precision Drilling Corporation
4,000	6.625%—11/15/2020	4,270

		38,519

FOOD & STAPLES RETAILING—1.7%
	Ingles Markets Inc.
2,500	8.875%—05/15/2017	2,694
	NBTY Inc.
4,700	9.000%—10/01/2018	5,070
	Pantry Inc.
3,000	7.750%—02/15/2014	3,008
	Stater Brothers Holdings
3,850	7.750%—04/15/2015	3,995
	SUPERVALU Inc.
6,500	7.500%—11/15/2014	6,630
825	8.000%—05/01/2016	870

		7,500

	Susser Holdings LLC
2,850	8.500%—05/15/2016	2,985

FOOD & STAPLES RETAILING—Continued
	Tops Markets LLC
$4,000	10.125%—10/15/2015	$4,100

		29,352

FOOD PRODUCTS—1.7%
	Del Monte Foods Co.
8,000	7.625%—02/15/2019[2]	7,640
	Dole Foods Company Inc.
1,250	8.000%—10/01/2016[2]	1,325
	Michael Foods Inc.
1,500	9.750%—07/15/2018	1,571
	Pinnacle Foods Finance LLC
6,000	8.250%—09/01/2017	6,120
8,297	9.250%—04/01/2015	8,629

		14,749

	TreeHouse Foods Inc.
3,500	7.750%—03/01/2018	3,771

		29,056

HEALTH CARE EQUIPMENT & SUPPLIES—2.1%
	Alere Inc.
5,000	7.875%—02/01/2016	4,975
	Biomet Inc.
8,100	10.000%—10/15/2017	8,788
8,850	11.625%—10/15/2017	9,691

		18,479

	DJO Finance LLC
1,000	7.750%—04/15/2018	850
6,000	9.750%—10/15/2017	4,965
2,000	10.875%—11/15/2014	2,015

		7,830

	Universal Hospital Services Inc.
5,150	8.500%—06/01/2015	5,330

		36,614

HEALTH CARE PROVIDERS & SERVICES—5.3%
	AMGH Merger Sub Inc.
7,500	9.250%—11/01/2018[2]	7,837
	Capella Healthcare Inc.
4,500	9.250%—07/01/2017[2]	4,657
	DaVita Inc.
3,000	6.375%—11/01/2018	3,038
	Endo Pharmaceuticals Holdings Inc.
1,860	7.000%—12/15/2020[2]	2,000
10,000	7.250%—01/15/2022[2]	10,825

		12,825

	HCA Inc.
2,250	6.300%—10/01/2012	2,306
7,300	6.375%—01/15/2015	7,537
1,200	6.500%—02/15/2016	1,237
1,900	6.500%—02/15/2020	1,995
3,700	7.500%—02/15/2022	3,783

		16,858

	LifePoint Hospitals Inc.
4,000	6.625%—10/01/2020	4,190
	MultiPlan Inc.
9,000	9.875%—09/01/2018[2]	9,315
	Omega Healthcare Investors Inc.
5,150	6.750%—10/15/2022	5,227

Harbor High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

HEALTH CARE PROVIDERS & SERVICES—Continued
	Tenet Healthcare Corporation
$7,950	8.000%—08/01/2020	$8,248
7,150	9.000%—05/01/2015	7,633

		15,881

	Universal Health Services Inc.
2,900	7.000%—10/01/2018	3,023
	Vanguard Health Holding Co. II LLC
6,675	8.000%—02/01/2018	6,859
	Vanguard Health Systems Inc.
233	0.000%—02/01/2016[4]	154

		89,864

HEALTH CARE TECHNOLOGY—0.2%
	MedAssets Inc.
2,700	8.000%—11/15/2018[2]	2,660

HOTELS, RESTAURANTS & LEISURE—3.8%
	Ameristar Casinos Inc.
4,000	7.500%—04/15/2021[2]	4,120
	Boyd Gaming Corporation
2,075	6.750%—04/15/2014	1,982
2,000	7.125%—02/01/2016	1,800
10,300	9.125%—12/01/2018	10,120

		13,902

	Felcor Escrow Holdings LLC
3,900	6.750%—06/01/2019	3,617
	Isle of Capri Casinos Inc.
7,100	7.000%—03/01/2014	6,851
3,250	7.750%—03/15/2019	3,169

		10,020

	MGM Resorts International
3,625	6.750%—09/01/2012-04/01/2013	3,619
2,250	9.000%—03/15/2020	2,497
2,100	10.375%—05/15/2014	2,352

		8,468

	Penn National Gaming Inc.
2,750	8.750%—08/15/2019	2,984
	Pinnacle Entertainment Inc.
2,250	7.500%—06/15/2015	2,222
4,350	8.625%—08/01/2017	4,665
6,600	8.750%—05/15/2020	6,699

		13,586

	Scientific Games Corporation
200	7.875%—06/15/2016[2]	204
7,400	8.125%—09/15/2018	7,585

		7,789

	Speedway Motorsports Inc.
850	8.750%—06/01/2016	922

		65,408

HOUSEHOLD DURABLES—0.3%
	Jarden Corporation
4,500	7.500%—01/15/2020	4,838
750	8.000%—05/01/2016	820

		5,658

HOUSEHOLD PRODUCTS—0.9%
	Central Garden Co.
$5,000	8.250%—03/01/2018	$5,013
	Sealy Mattress Co.
3,750	8.250%—06/15/2014	3,759
2,155	10.875%—04/15/2016[2]	2,376

		6,135

	Spectrum Brands Holdings Inc.
3,250	9.500%—06/15/2018	3,624

		14,772

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS—2.0%
	Calpine Corporation
9,150	7.500%—02/15/2021[2]	9,653
8,150	7.875%—07/31/2020[2]	8,782

		18,435

	Mirant Americas Generation LLC
8,375	8.500%—10/01/2021	8,249
	RRI Energy Inc.
3,550	7.625%—06/15/2014	3,639
4,250	7.875%—06/15/2017	4,335

		7,974

		34,658

INDUSTRIAL CONGLOMERATES—0.5%
	Calcipar SA
1,950	6.875%—05/01/2018[2]	1,823
	Pinafore LLC
6,885	9.250%—10/01/2018[2]	7,539

		9,362

INTERNET & CATALOG RETAIL—0.2%
	QVC Inc.
750	7.375%—10/15/2020[2]	821
2,600	7.500%—10/01/2019[2]	2,841

		3,662

IT SERVICES—1.5%
	Interactive Data Corp.
7,250	10.250%—08/01/2018	7,830
	SunGard Data Systems Inc.
4,200	7.375%—11/15/2018	4,316
10,222	10.250%—08/15/2015	10,656
2,000	10.625%—05/15/2015	2,165

		17,137

		24,967

LEISURE EQUIPMENT & PRODUCTS—0.2%
	Easton-Bell Sports Inc.
3,000	9.750%—12/01/2016	3,229

MACHINERY—1.2%
	Actuant Corporation
2,450	6.875%—06/15/2017	2,524
	Arvinmeritor Inc.
5,000	8.125%—09/15/2015	4,750
2,750	10.625%—03/15/2018	2,853

		7,603

	Oshkosh Corporation
2,750	8.250%—03/01/2017	2,839
	SPX Corp.
1,500	6.875%—09/01/2017	1,605

Harbor High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

MACHINERY—Continued
	Terex Corporation
$3,400	8.000%—11/15/2017	$3,358
1,750	10.875%—06/01/2016	1,951

		5,309

		19,880

MARINE—0.4%
	Hornbeck Offshore Services Inc.
6,750	8.000%—09/01/2017	6,851

MEDIA—12.1%
	Affinion Group Inc.
4,350	11.500%—10/15/2015	3,915
	Allbritton Communications Company
5,000	8.000%—05/15/2018	5,050
	AMC Networks Inc.
5,525	7.750%—07/15/2021[2]	6,022
	Belo Corp.
2,900	8.000%—11/15/2016	3,147
	Bresnan Broadband Holdings LLC
1,650	8.000%—12/15/2018[2]	1,716
	Cablevision Systems Corporation
1,000	7.750%—04/15/2018	1,050
4,050	8.000%—04/15/2020	4,293
1,000	8.625%—09/15/2017	1,090

		6,433

	Cequel Communications Holdings I LLC
5,600	8.625%—11/15/2017[2]	5,880
	Clear Channel Worldwide Holdings Inc.
3,000	9.250%—12/15/2017	3,270
	CSC Holdings LLC
6,250	6.750%—11/15/2021[2]	6,250
250	7.625%—07/15/2018	274

		6,524

	Cumulus Media Inc.
7,000	7.750%—05/01/2019[2]	6,475
	Dish DBS Corp.
3,000	6.625%—10/01/2014	3,143
	DISH DBS Corp.
12,400	6.750%—06/01/2021	12,865
	Dish DBS Corp.
3,250	7.125%—02/01/2016	3,469
	EH Holding Corporation
2,150	6.500%—06/15/2019[2]	2,209
16,025	7.625%—06/15/2021[2]	16,666

		18,875

	Gannett Co. Inc.
5,000	7.125%—09/01/2018	4,837
3,700	6.375%—09/01/2015	3,756

		8,593

	GCI Inc.
5,000	6.750%—06/01/2021	4,912
	Gray Television Inc.
11,000	10.500%—06/29/2015	10,450
	Inmarsat Finance plc
3,000	7.375%—12/01/2017[2]	3,225

MEDIA—Continued
	Intelsat Jackson Holdings SA
$6,525	7.250%—10/15/2020[2]	$6,558
1,950	7.500%—04/01/2021[2]	1,965

		8,523

	Intelsat Luxembourg SA
8,000	11.250%—02/04/2017	7,960
	Interpublic Group
1,000	10.000%—07/15/2017	1,150
	Lamar Media Corporation
5,450	6.625%—08/15/2015	5,505
7,000	7.875%—04/15/2018	7,367

		12,872

	LIN Television Corporation
6,000	6.500%—05/15/2013	6,030
	Mediacom Broadband LLC
3,135	8.500%—10/15/2015	3,245
	Mediacom Capital Corp.
6,800	9.125%—08/15/2019	7,191
	Nexstar Broadcasting Inc.
3,200	8.875%—04/15/2017	3,264
	Nielsen Finance LLC
4,050	7.750%—10/15/2018	4,485
652	11.625%—02/01/2014	753

		5,238

	Quebecor Media Inc.
8,476	7.750%—03/15/2016	8,793
	Sirius XM Radio Inc.
7,750	8.750%—04/01/2015[2]	8,622
	Telesat Inc.
2,200	11.000%—11/01/2015	2,404
	Valassis Communications Inc.
3,600	6.625%—02/01/2021	3,438
	Videotron Ltee
1,215	6.875%—01/15/2014	1,230
	Virgin Media Finance plc
3,000	9.500%—08/15/2016	3,360
	XM Satellite Radio Inc.
8,000	7.625%—11/01/2018[2]	8,660

		205,944

METALS & MINING—1.9%
	Alpha Natural Resources Inc.
8,150	6.250%—06/01/2021	8,089
	Arch Coal Inc.
6,000	7.250%—06/15/2021[2]	6,210
2,000	8.750%—08/01/2016	2,195

		8,405

	FMG Resources August 2006 Pty Ltd.
3,000	6.875%—02/01/2018[2]	2,895
6,100	7.000%—11/01/2015[2]	6,130

		9,025

	JMC Steel Group
3,700	8.250%—03/15/2018[2]	3,681
	Patriot Coal Corporation
900	8.250%—04/30/2018	878

Harbor High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

METALS & MINING—Continued
	Steel Dynamics Inc.
$1,750	6.750%—04/01/2015	$1,789
250	7.375%—11/01/2012	260

		2,049

		32,127

MULTILINE RETAIL—0.3%
	Neiman Marcus Group Inc.
4,474	10.375%—10/15/2015	4,675

OIL, GAS & CONSUMABLE FUELS—7.5%
	Bill Barrett Corporation
3,600	7.625%—10/01/2019	3,816
3,000	9.875%—07/15/2016	3,330

		7,146

	Chaparral Energy Inc.
6,500	8.250%—09/01/2021	6,646
	Chesapeake Oilfield Finance Inc.
3,900	6.625%—11/15/2019	4,017
	Consol Energy Inc.
3,500	8.000%—04/01/2017	3,850
4,500	8.250%—04/01/2020	4,950

		8,800

	Continential Resources Inc.
1,400	8.250%—10/01/2019	1,554
	Copano Energy LLC
500	7.125%—04/01/2021	514
1,750	7.750%—06/01/2018	1,837

		2,351

	Delphi Corporation
6,000	6.125%—05/15/2021[2]	6,150
	Denbury Resources Inc.
4,300	6.375%—08/15/2021	4,450
3,088	8.250%—02/15/2020	3,428
2,000	9.750%—03/01/2016	2,225

		10,103

	Eagle Rock Energy Partners LP
6,400	8.375%—06/01/2019[2]	6,464
	El Paso Corporation
850	7.000%—06/15/2017	956
1,500	7.250%—06/01/2018	1,688

		2,644

	Exco Resources Inc.
7,475	7.500%—09/15/2018	7,438
	Ferrellgas LP/Ferrellgas Finance Corp.
4,350	6.500%—05/01/2021	3,915
2,550	9.125%—10/01/2017	2,716

		6,631

	Frac Tech Finance Inc.
3,650	7.625%—11/15/2018	3,832
	Helix Energy Solutions Group Inc.
1,600	9.500%—01/15/2016[2]	1,688
	Inergy Finance Corp.
4,400	6.875%—08/01/2021	4,323
5,000	7.000%—10/01/2018	5,050

		9,373

OIL, GAS & CONSUMABLE FUELS—Continued
	Linn Energy LLC
$750	6.500%—05/15/2019[2]	$758
3,000	7.750%—02/01/2021	3,217

		3,975

	Markwest Energy Partners LP
3,900	6.750%—11/01/2020	4,114
1,000	8.750%—04/15/2018	1,130

		5,244

	Oasis Petroleum Inc.
3,550	7.250%—02/01/2019[2]	3,763
	Oil States International Inc.
6,250	6.500%—06/01/2019	6,578
	Pioneer Natural Resources Co.
1,000	6.650%—03/15/2017	1,091
250	6.875%—05/01/2018	272

		1,363

	Plains Exploration & Production Company
6,100	7.625%—06/01/2018-04/01/2020	6,598
1,100	10.000%—03/01/2016	1,227

		7,825

	Regency Energy Partners LP
4,350	6.500%—07/15/2021	4,546
10,000	6.875%—12/01/2018	10,600

		15,146

		128,731

PAPER & FOREST PRODUCTS—0.4%
	Boise Paper Holdings LLC
1,500	8.000%—04/01/2020	1,586
1,000	9.000%—11/01/2017	1,075

		2,661

	Graphic Package International Inc.
3,000	7.875%—10/01/2018	3,225
1,000	9.500%—06/15/2017	1,098

		4,323

		6,984

PHARMACEUTICALS—1.3%
	Mylan Inc.
2,000	6.000%—11/15/2018[2]	2,110
	Valeant Pharmaceuticals International
9,750	6.750%—10/01/2017[2]	9,799
3,000	6.875%—12/01/2018[2]	3,004

		12,803

	Warner Chilcott Corporation
7,750	7.750%—09/15/2018	8,118

		23,031

PROFESSIONAL SERVICES—0.4%
	FTI Consulting Inc.
6,600	6.750%—10/01/2020	6,699
500	7.750%—10/01/2016	524

		7,223

REAL ESTATE INVESTMENT TRUSTS (REITs)—0.1%
	MPT Operating Partnership LP/MPT Finance Corp.
2,500	6.875%—05/01/2021[2]	2,500

Harbor High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

ROAD & RAIL—0.8%
	Avis Budget Car Rental LLC
$1,867	7.625%—05/15/2014	$1,890
3,500	7.750%—05/15/2016	3,552
5,900	8.250%—01/15/2019	5,915
1,750	9.625%—03/15/2018	1,838

		13,195

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—0.8%
	Advanced Micro Devices Inc.
7,250	7.750%—08/01/2020	7,395
4,250	8.125%—12/15/2017	4,399

		11,794

	MEMC Electronic Materials Inc.
1,250	7.750%—04/01/2019	1,078

		12,872

SPECIALTY RETAIL—2.8%
	Academy Ltd./Academy Finance Corp.
1,550	9.250%—08/01/2019[2]	1,565
	Limited Brands Inc.
1,500	6.900%—07/15/2017	1,609
1,800	8.500%—06/15/2019	2,106

		3,715

	Michaels Stores Inc.
5,950	7.750%—11/01/2018	6,069
7,600	11.375%—11/01/2016	7,961
2,100	13.000%—11/01/2016[3]	2,242

		16,272

	Needle Merger Sub Corp.
3,000	8.125%—03/15/2019[2]	2,880
	Penske Automotive Group Inc.
8,150	7.750%—12/15/2016	8,394
	Rent-A-Center Inc/TX
1,000	6.625%—11/15/2020	1,010
	Sally Holdings LLC
1,000	9.250%—11/15/2014	1,031
	Toys R US—Delaware Inc.
4,000	7.375%—09/01/2016[2]	4,080
	Toys R Us Property Co. I LLC
1,000	10.750%—07/15/2017	1,115
	Toys R Us Property Co. II LLC
1,500	8.500%—12/01/2017	1,592
	Yankee Acquisition Corp.
5,350	8.500%—02/15/2015	5,484

		47,138

TELEPHONE—0.2%
	Sprint Capital Corp.
$3,950	8.375%—03/15/2012	$4,009

TEXTILES, APPAREL & LUXURY GOODS—1.0%
	Hanesbrands Inc.
8,750	6.375%—12/15/2020	8,881
3,100	8.000%—12/15/2016	3,363

		12,244

	Levi Strauss & Co.
2,800	7.625%—05/15/2020	2,877
630	8.875%—04/01/2016	663

		3,540

	YCC Holdings LLC
1,765	10.250%—02/15/2016	1,633

		17,417

TRADING COMPANIES & DISTRIBUTORS—0.1%
	Interline Brands Inc.
2,400	7.000%—11/15/2018	2,460

WIRELESS TELECOMMUNICATION SERVICES—1.4%
	Crown Castle International Corp.
5,525	7.125%—11/01/2019	6,008
5,000	9.000%—01/15/2015	5,475

		11,483

	Nextel Communications Inc.
8,000	7.375%—08/01/2015	7,680
	Syniverse Holdings Inc.
4,000	9.125%—01/15/2019	4,180

		23,343

TOTAL CORPORATE BONDS & NOTES (Cost $1,345,935)		1,389,893

SHORT-TERM INVESTMENTS—6.2%
(Cost $106,762)
REPURCHASE AGREEMENTS
106,762	Repurchase Agreement with State Street Corporation dated October 31, 2011 due November 01, 2011 at 0.010% collateralized by U.S. Treasury Notes (market value $108,898)	106,762

TOTAL INVESTMENTS—98.9% (Cost $1,648,903)		1,688,997

CASH AND OTHER ASSETS, LESS LIABILITIES—1.1%		19,048

TOTAL NET ASSETS—100.0%		$1,708,045

FAIR VALUE MEASUREMENTS

Holdings in the Communications Equipment category valued at $13,003 are classified as Level 1. All other holdings at October 31, 2011 (as disclosed in the preceding Portfolio of Investments) are classified as Level 2. There were no Level 3 holdings at October 31, 2010 or October 31, 2011. There were no significant transfers between levels during the year.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to Fair Value Measurements and Disclosures in Note 2 of the accompanying Financial Statements.

Harbor High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

1	Variable rate security. The stated rate represents the rate in effect at October 31, 2011.

2	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service in accordance with Harbor Funds Valuation Procedures. At October 31, 2011, these securities were valued at $394,202 or 23% of net assets.

3	Step coupon security.

4	Zero coupon bond.

5	The maturity rate represents the next callable date.

The accompanying notes are an integral part of the Financial Statements.

Harbor Bond Fund

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER

Pacific Investment

Management Company LLC (“PIMCO”)

840 Newport Center Drive

P. O. Box 6430

Newport Beach, CA

92658-6430

PORTFOLIO MANAGER

William Gross

Since 1987

PIMCO has subadvised the Fund since its inception in 1987.

INVESTMENT GOAL

Total return

PRINCIPAL STYLE
CHARACTERISTICS

Intermediate bonds with overall portfolio rated high quality

William Gross

Management’s Discussion of

Fund Performance

MARKET REVIEW

Growing uncertainty and volatility characterized financial markets for fiscal 2011, and policymakers around the world continued to have significant impact. Monetary and fiscal stimulus, including the Federal Reserve’s announcement of a second round of quantitative easing in November 2010, the Fed’s language indicating its intention to maintain a low-rate environment, and tax-relief legislation passed by the U.S. Congress, gave a boost to riskier asset classes and pushed interest rates to rise across the yield curve during the beginning of the fiscal year.

Starting from the first quarter of calendar 2011, commodity prices rose amid political upheaval in the Middle East and the devastating earthquake and tsunami followed by nuclear crisis in Japan. Bond markets posted positive returns given the slow pace of world economic recovery. Volatility increased during the second half of the fiscal year in the wake of a series of negative developments, including Standard & Poor’s downgrade of the U.S. credit rating, the sovereign debt crisis in Europe, and disappointing economic data around the world. During this period, the market experienced a massive sell-off in risky assets and a flight to quality. In addition, the Fed’s announcement of “Operation Twist” (exchanging $400 billion in short-term bonds for longer-term securities) further fueled the rally in Treasurys.

PERFORMANCE

The Harbor Bond Fund generated positive returns in absolute terms but underperformed the Barclays Capital U.S. Aggregate Bond Index for the fiscal year. The Fund returned 0.63% (Institutional Class) and 0.37% (Administrative Class), compared with the benchmark’s return of 5.00%. However, the fund outperformed the index for the 5 years and 10 years ended October 31, 2011.

The following is a summary of the portfolio’s main contributors and detractors relative to its benchmark.

•	Tactical duration positioning detracted from returns, as the 10-year Treasury yield rose early in the period and then fell sharply during the rest of the year.

•	An underweight to longer maturities, partially implemented via long-dated interest rate swaps, detracted from returns, as the 2-to-30 year portion of the yield curve flattened.

•	An overweight to U.S. agency mortgages during most of the year was negative for performance, as the mortgage sector underperformed Treasurys of comparable duration.

•	An overweight to the investment-grade corporate sector, especially Financials, during most of the year hurt performance as the sector underperformed Treasurys of comparable duration.

•	Duration exposure in the U.K. and Canada added to performance, as yields fell in those markets.

OUTLOOK AND STRATEGY

We expect the global economy to slow to a 1% to 1.5% real growth rate over the next year, with developed-market growth flattening out and emerging-market growth tracking lower to 4.5% to 5%. Developed-market growth should continue to be challenged by consumer deleveraging and an accelerated push toward government contraction. In the

Harbor Bond Fund

MANAGER’S COMMENTARY—Continued

TOP TEN ISSUERS (% of net assets)
Federal National Mortgage Association	21.1%
U.S. Treasury	19.8%
Federal National Mortgage Association TBA	13.7%
Federal Home Loan Mortgage Corp.	7.3%
Federal Home Loan Mortgage Corp. TBA	1.9%
Wells Fargo & Co.	1.9%
Mexican Bonos	1.3%
Province of Ontario Canada	1.3%
Citigroup Inc.	1.2%
Citigroup Capital XXI	1.0%

U.S., this means reduced spending at federal, state, and local levels. In Europe, it means more austerity in peripheral and, to a lesser extent, core countries. In emerging markets, policymakers’ ability to counterbalance the developed-world slowdown is likely to be limited, in our view.

With respect to strategy, we plan to position the portfolio defensively in order to mitigate risks of default and permanent losses arising from heightened recession risk, especially in Europe. We will continue to look for sources of high-quality yield and expect to recover any recent underperformance as wider risk premiums in fixed income markets normalize over time.

•

We intend to overweight duration in anticipation of continued interest rate volatility as global economies slow. Our focus will be on high-quality sources of duration in the U.S. but also in Germany, Canada, Australia, Brazil, and Mexico.

•

Agency mortgages will remain an important source of high-quality yield, as we believe this sector is more attractive now than at any point in the last 18 months. We will continue to take advantage of relative value opportunities across mortgage coupons.

•

We will trim corporate exposures overall. We anticipate remaining positive on the financial sector as a whole, however, and expect that holdings of non-European global banks have the potential to recover from recent underperformance. With regard to high-yield corporates, we expect to generally avoid this sector.

•	We are maintaining positions in high-quality municipal bonds, focusing on essential-service revenue bonds such as water and sewer, power, and airports.

•

In light of heightened market volatility and slower global growth, we expect to reduce currency exposure to commodity-intensive economies such as Australia, Brazil, and Canada. We will look to focus our exposures on China and satellite emerging Asian currencies where we believe currency appreciation is likely to be an important tool for containing inflation and building out the consumer sector.

This report contains the current opinions of Pacific Investment Management Company LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Fixed income investments are affected by interest rate changes and the creditworthiness of the issues held by the Fund. A rise in interest rates will cause a decrease in the value of fixed income securities. Such an event would have an adverse effect on the Fund. The use of derivative instruments may add additional risk. There may be a greater risk that the Fund could lose money due to prepayment and extension risks because the Fund invests heavily at times in mortgage-related securities. The Fund may engage in active and frequent trading to achieve its principal investment strategies. References to securities that are backed by the full faith and credit of the U.S. Government do not apply to the shares of the Fund. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor Bond Fund

FUND SUMMARY—October 31, 2011 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2014

Cusip	411511108

Ticker	HABDX

Inception Date	12/29/1987

Net Expense Ratio	0.53%[a]

Total Net Assets (000s)	$7,374,510

ADMINISTRATIVE CLASS

Fund #	2214

Cusip	411511686

Ticker	HRBDX

Inception Date	11/01/2002

Net Expense Ratio	0.78%[a]

Total Net Assets (000s)	$173,377

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Average Market Coupon	3.82%	4.08%

Yield to Maturity	4.05%	2.38%

Current 30-Day Yield (Institutional Class)	3.63%	N/A

Weighted Average Maturity	8.64 years	7.26 years

Weighted Average Duration	6.85 years	5.08 years

Portfolio Turnover Rate (Year Ended 10/31/2011)	666%	N/A

MATURITY PROFILE (% of investments)

0 to 1 yr.	0.00%

>1 to 5	44.09%

>5 to 10	38.74%

>10 to 15	12.87%

>15 to 20	2.32%

>20 to 25	0.64%

>25 yrs.	1.35%

a	Reflective of a contractual fee waiver effective through February 29, 2012.

Harbor Bond Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $10,000 INVESTMENT

For the period 11/01/2001 through 10/31/2011

The graph compares a $10,000 investment in the Fund with the performance of the Barclays Capital U.S. Aggregate Bond Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2011
Harbor Bond Fund
Institutional Class	0.63%	7.30%	6.20%	12/29/1987	$18,248
Comparative Index
Barclays Capital U.S. Aggregate Bond	5.00%	6.41%	5.46%	—	$17,012

Administrative Class

CHANGE IN A $10,000 INVESTMENT

For the period 11/01/2002 through 10/31/2011

The graph compares a $10,000 investment in the Fund with the performance of the Barclays Capital U.S. Aggregate Bond Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2011
Harbor Bond Fund
Administrative Class	0.37%	7.04%	5.97%	11/01/2002	$16,849
Comparative Index
Barclays Capital U.S. Aggregate Bond	5.00%	6.41%	5.41%	—	$16,066

As stated in the Fund’s current prospectus, the expense ratios were 0.55% (Net) and 0.57% (Gross) (Institutional Class) and 0.80% (Net) and 0.82% (Gross) (Administrative Class). The net expense ratios reflect a contractual management fee waiver until 02/29/2012. The expense ratios in the prospectus may differ from the actual expense ratios for the fiscal year disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower.

a	Annualized.

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—October 31, 2011

Total Investments (% of net assets)

(Excludes net cash, short-term investments, and derivative positions of -15.0%)

ASSET-BACKED SECURITIES—1.2%
Principal Amount (000s)		Value (000s)

	Access Group Inc. Series 2008-1 Cl. A
$17,136	1.718%—10/27/2025[1]	$17,225
	Asset Backed Funding Certificates Series 2005-HE2 Cl. M1
2,197	0.725%—06/25/2035[1]	2,148
	Citibank Omni Master Trust Series 2009-A8 Cl. A8
3,910	2.343%—05/16/2016[1,2]	3,946
	Countrywide Asset-Backed Certificates Series 2001-BC3 Cl. A
269	0.725%—12/25/2031[1]	133
	Series 2005-15 Cl. 1AF3
13,357	5.450%—04/25/2036[3]	12,334

		12,467

	Credit-Based Asset Servicing & Securitization LLC Series 2006-CB9 Cl. A1
221	0.305%—11/25/2036[1]	125
	GSAMP Trust Series 2007-FM1 Cl. 2A2
193	0.315%—12/25/2036[1]	126
	HSBC Home Equity Loan Trust Series 2007-1 Cl. AS
5,805	0.445%—03/20/2036[1]	4,861
	Long Beach Mortgage Loan Trust Series 2004-4 Cl. 1A1
111	0.805%—10/25/2034[1]	82
	Magnolia Funding Ltd. Series 2010-1A Cl. A1
€3,036	3.000%—04/20/2017[2]	4,214
	Merrill Lynch Mortgage Investors Inc. Series 2005-FM1 Cl. A1B
$2,217	0.565%—05/25/2036[1]	2,174
	Securitized Asset Backed Receivables LLC Trust Series 2007-HE1 Cl. 2A2
994	0.000%—12/25/2036*[1]	284
	SLM Student Loan Trust Series 2008-2 Cl. A1
181	0.718%—04/25/2014[1]	181
	Series 2009-CT Cl. 1A
3,980	2.350%—04/15/2039[1,2]	4,020

	Series 2010-C Cl. A2
$1,900	2.893%—12/16/2019[1,2]	$1,935

		6,136

	Small Business Administration Participation Certificates Series 2003-20I Cl.1
431	5.130%—09/01/2023	472
	Series 2009-20A Cl.1
8,362	5.720%—01/01/2029	9,374
	Series 2008-20H Cl.1
22,485	6.020%—08/01/2028	25,503
	Series 2001-20A Cl.1
865	6.290%—01/01/2021	953

		36,302

TOTAL ASSET-BACKED SECURITIES (Cost $87,687)		90,090

BANK LOAN OBLIGATIONS—0.3%
	Petroleum Export Ltd. Term Loan B
5,325	3.247%—12/20/2012[1]	5,301
	Springleaf Financial Corporation Term Loan
16,800	5.500%—05/28/2017[1]	15,474

TOTAL BANK LOAN OBLIGATIONS (Cost $21,964)		20,775

CERTIFICATE OF DEPOSIT—0.5%
(Cost $39,991)
	Intesa Sanpaolo SpA
40,000	2.375%—12/21/2012	38,966

COLLATERALIZED MORTGAGE OBLIGATIONS—4.3%
	American Home Mortgage Investment Trust Series 2004-4 Cl. 4A
1,167	2.245%—02/25/2045[1]	936
	Arkle Master Issuer plc Series 2006-1A Cl. 4A2
48,380	0.382%—02/17/2052[1,2]	48,358
	Arran Residential Mortgages Funding plc Series 2010-1A Cl. A1B
€3,352	2.735%—05/16/2047[1,2]	4,635
	Series 2010-1A Cl. A2B
11,400	2.935%—05/16/2047[1,2]	15,728

		20,363

	Banc of America Funding Corporation Series 2005-D Cl. A1
$1,646	2.712%—05/25/2035[1]	1,643
	Banc of America Large Loan Inc. Series 2010-HLTN Cl. HLTN
5,297	1.993%—11/15/2013[1,2]	4,832
	Banc of America Merrill Lynch Commercial Mortgage Inc. Series 2007-4 Cl. A4
2,500	5.726%—02/10/2051[3]	2,696
	BCAP LLC Trust Series 2011-RR5 Cl. 12A1
26,660	5.250%—02/26/2036-08/26/2037[2]	26,398
	Series 2011-RR5 Cl. 12A1
1,200	5.722%—03/26/2037[2,3]	892

		27,290

	Bear Stearns Adjustable Rate Mortgage Trust
	Series 2003-1 Cl. 6A1
458	2.730%—04/25/2033[3]	402

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

COLLATERALIZED MORTGAGE OBLIGATIONS—Continued
Principal Amount (000s)		Value (000s)

	Series 2000-2 Cl. A1
$68	3.079%—11/25/2030[1]	$65

		467

	Bear Stearns Alt-A Trust
	Series 2006-8 Cl. 3A1
2,266	0.405%—01/25/2037[1]	1,664
	Series 2005-4 Cl. 23A1
2,656	2.587%—05/25/2035[3]	1,949
	Series 2005-7 Cl. 22A1
1,349	2.772%—09/25/2035[3]	901

		4,514

	Bear Stearns Commercial Mortgage Securities
	Series 2005-PWR7 Cl. A3
2,745	5.116%—02/11/2041[3]	3,014
	Series 2007-PW15 Cl. A4
700	5.331%—02/11/2044	731
	Series 2006-PW11 Cl. A4
1,810	5.452%—03/11/2039[3]	2,024
	Series 2007-T26 Cl. A4
2,100	5.471%—01/12/2045[3]	2,371
	Series 2007-PW18 Cl. A4
6,400	5.700%—06/11/2050	6,928
	Series 2007-PW17 Cl. AAB
7,700	5.703%—06/11/2050	8,255
	Series 2006-PW12 Cl. A4
2,410	5.720%—09/11/2038[3]	2,716

		26,039

	Chase Mortgage Finance Corporation
	Series 2005-A1 Cl. 1A1
14,097	5.480%—12/25/2035[1]	12,833
	Series 2006-A1 Cl. 4A1
7,653	5.887%—09/25/2036[1]	6,654

		19,487

	Citigroup/Deutsche Bank Commercial Mortgage Trust
	Series 2007-CD4 Cl. A4
2,600	5.322%—12/11/2049	2,733
	Commercial Mortgage Pass Through Certificates
	Series 2006-C8 Cl. A4
7,700	5.306%—12/10/2046	8,291
	Countrywide Alternative Loan Trust
	Series 2005-59 Cl. 1A1
19,334	0.543%—11/20/2035[1]	10,264
	Series 2005-20CB Cl. 2A5
7,484	5.500%—07/25/2035	6,241

		16,505

	Countrywide Home Loan Mortgage Pass Through Trust
	Series 2005-HYB9 Cl. 3A2A
846	2.595%—11/20/2025[1]	622
	Series 2004-HYB9 Cl. 1A1
4,488	2.768%—02/20/2035[3]	3,496
	Series 2004-22 Cl. A3
2,616	2.775%—11/25/2034[3]	2,029
	Series 2003-10 Cl. A2
13	5.750%—05/25/2033	13

		6,160

	Credit Suisse Mortgage Capital Certificates
	Series 2006-C2 Cl. A3
700	5.662%—03/15/2039[3]	748
	European Loan Conduit
	Series 25X Cl. A
€722	1.685%—05/15/2019[1]	829

	First Horizon Asset Securities Inc.
	Series 2005-AR6 Cl. 4A1
$9,889	5.689%—03/25/2036[1]	$8,566
	First Nationwide Trust
	Series 2001-3 Cl. 1A1
3	6.750%—08/25/2031	3
	Greenwich Capital Commercial Funding Corp.
	Series 2005-GG3 Cl. A4
300	4.799%—08/10/2042[3]	322
	Series 2007-GG9 Cl. A4
2,500	5.444%—03/10/2039	2,678

		3,000

	GSR Mortgage Loan Trust
	Series 2005-AR6 Cl. 2A1
7,499	2.725%—09/25/2035[1]	6,743
	Series 2005-AR7 Cl. 6A1
2,637	5.150%—11/25/2035[3]	2,420

		9,163

	Harborview Mortgage Loan Trust
	Series 2005-2 Cl. 2A1A
600	0.464%—05/19/2035[1]	361
	Series 2004-8 Cl. 2A3
2,009	0.654%—11/19/2034[1]	1,089

		1,450

	Indymac ARM Trust
	Series 2001-H2 Cl. A2
12	1.821%—01/25/2032[1]	9
	Indymac Index Mortgage Loan Trust
	Series 2005-AR31 Cl. 1A1
3,075	2.419%—01/25/2036[3]	1,701
	JP Morgan Chase Commercial Mortgage Securities Corp.
	Series 2010-C2 Cl. A3
11,800	4.070%—11/15/2043[2]	11,719
	Series 2006-LDP9 Cl. A3
5,300	5.336%—05/15/2047	5,611
	Series 2007-LDPX Cl. A3
15,100	5.420%—01/15/2049	16,109
	Series 2007-LD12 Cl. A4
1,600	5.882%—02/15/2051[3]	1,721

		35,160

	LB-UBS Commercial Mortgage Trust
	Series 2006-C6 Cl. A4
2,200	5.372%—09/15/2039	2,427
	Merrill Lynch Mortgage Investors Inc.
	Series 2005-A10 Cl. A
1,942	0.455%—02/25/2036[1]	1,283
	Merrill Lynch/Countrywide Commercial Mortgage Trust
	Series 2006-4 A3
2,600	5.172%—12/12/2049[3]	2,812
	Series 2007-6 Cl. A4
1,800	5.485%—03/12/2051[3]	1,875

		4,687

	MLCC Mortgage Investors Inc.
	Series 2005-3 Cl. 4A
444	0.495%—11/25/2035[1]	366
	Morgan Stanley Capital I
	Series 2007-XLFA Cl. A1
475	0.304%—10/15/2020[1,2]	468

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

COLLATERALIZED MORTGAGE OBLIGATIONS—Continued
Principal Amount (000s)			Value (000s)

		Series 2006-HQ8 Cl. A4
	$1,200	5.417%—03/12/2044[3]	$1,344
		Series 2007-IQ16 Cl. A4
	400	5.809%—12/12/2049	438
		Series 2007-IQ15 Cl. A4
	12,400	5.884%—06/11/2049[3]	13,435

			15,685

		Morgan Stanley Re-REMIC Trust[4]
		Series 2009-GG10 Cl. A4A
	2,100	5.790%—08/12/2045[2,3]	2,336
		Residential Funding Mortgage Securities I
		Series 2006-SA1 Cl. 2A1
	723	5.657%—02/25/2036[3]	485
		Sovereign Commercial Mortgage Securities Trust
		Series 2007-C1 Cl. A2
	897	6.106%—07/22/2030[2,3]	930
		Structured Asset Mortgage Investments Inc.
		Series 2005-AR5 Cl. A2
	2,117	0.494%—07/19/2035[1]	1,685
		Structured Asset Securities Corporation
		Series 2001-21A Cl. 1A1
	28	2.273%—01/25/2032[1]	23
		Series 2002-1A Cl. 4A
	33	2.583%—02/25/2032[1]	31

			54

		Thornburg Mortgage Securities Trust
		Series 2006-6 Cl. A1
	1,588	0.355%—12/26/2036[1]	1,585
		Wachovia Bank Commercial Mortgage Trust
		Series 2006-WHL7 Cl. A1
	7,111	0.333%—08/11/2018[1,2]	6,705
		Series 2007-C32 Cl. A4FL
	2,600	0.418%—06/15/2049[1,2]	2,112
		Series 2006-C29 Cl. A4
	2,000	5.308%—11/15/2048	2,178
		Series 2006-C23 Cl. A5
	11,800	5.416%—01/15/2045[3]	12,999

			23,994

		Washington Mutual Pass Through Certificates
		Series 2005-AR13 Cl. A1A1
	633	0.535%—10/25/2045[1]	480
		Wells Fargo Mortgage Backed Securities Trust
		Series 2006-AR2 Cl. A1
	3,048	2.718%—03/25/2036[3]	2,480
		Series 2006-AR2 Cl. IIA5
	14,358	2.718%—03/25/2036[1]	11,386

			13,866

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $311,791)		320,806

COMMON STOCKS—0.0%
	(Cost $2)

Shares
	AUTOMOBILES—0.0%
	70	General Motors Co.	2

	(Cost $35,030)
		Transocean Inc.
	$37,600	1.500%—12/15/2037	$37,694

CORPORATE BONDS & NOTES—29.4%
		AES Corporation
	1,300	7.375%—07/01/2021[2]	1,398
		AK Transneft OJSC Via TransCapitalInvest Ltd.
	2,200	8.700%—08/07/2018[2]	2,698
		Allstate Life Global Funding Trusts MTN[5]
	4,600	5.375%—04/30/2013	4,896
		Ally Financial Inc.
	4,600	3.478%—02/11/2014[1]	4,286
	1,000	3.751%—06/20/2014[1]	944
	1,000	4.500%—02/11/2014	980
	4,300	6.000%—12/15/2011	4,332
	200	6.750%—12/01/2014	203
	2,600	6.875%—08/28/2012	2,639
	2,000	7.000%—02/01/2012	2,025
	7,100	7.500%—09/15/2020	7,198
	8,000	8.000%—11/01/2031	8,020
	8,500	8.300%—02/12/2015	8,946

			39,573

		Altria Group Inc.
	6,500	9.700%—11/10/2018	8,748
		American Express Bank FSB
	400	0.393%—06/12/2012[1]	399
	9,500	6.000%—09/13/2017	10,821

			11,220

		American Express Bank FSB MTN[5]
	6,500	5.500%—04/16/2013	6,873
		American Express Centurion Bank MTN[5]
	9,500	6.000%—09/13/2017	10,865
		American Express Company
	6,400	7.000%—03/19/2018	7,618
		American Express Credit Corporation MTN[5]
	4,400	5.875%—05/02/2013	4,681
		American International Group Inc.
	€5,300	4.875%—03/15/2017[3]	5,289
	$5,600	5.050%—10/01/2015	5,586
	2,900	6.250%—03/15/2017	2,414
	1,500	6.400%—12/15/2020	1,574
	€8,300	8.000%—05/22/2038[3]	9,992
	$1,200	8.250%—08/15/2018	1,354
	£1,400	8.625%—05/22/2038[3]	2,015

			28,224

		American International Group Inc. MTN[5]
	$7,000	0.451%—03/20/2012[1]	6,950
CAD$	2,000	4.900%—06/02/2014	1,966
	$1,800	4.950%—03/20/2012	1,811
	£4,000	5.000%—06/26/2017	5,079
	$300	5.450%—05/18/2017	299
	2,100	5.850%—01/16/2018	2,119

			18,224

		Amgen Inc.
	24,000	6.900%—06/01/2038	33,223
		Anheuser-Busch Cos Inc.
	200	5.500%—01/15/2018	235

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

	ANZ National International Ltd. MTN[5]
$6,200	6.200%—07/19/2013[2]	$6,637
	AstraZeneca plc
1,700	5.900%—09/15/2017	2,065
	AT&T Inc.
4,200	4.950%—01/15/2013	4,406
5,000	5.500%—02/01/2018	5,815
2,900	6.300%—01/15/2038	3,497

		13,718

	Australia & New Zealand Banking Group Ltd. MTN[5]
14,900	2.125%—01/10/2014[2]	15,036
	BAC Capital Trust VII
£2,400	5.250%—08/10/2035	2,547
	Banco Santander Brasil SA
$11,100	4.250%—01/14/2016[2]	10,784
	Banco Santander Brasil SA MTN[5]
1,300	4.500%—04/06/2015[2]	1,287
	Banco Santander Chile
12,300	1.659%—04/20/2012[1,2]	12,308
5,300	2.006%—01/19/2016[1,2]	5,035

		17,343

	Bank of America Corp.
33,200	6.500%—08/01/2016	34,587
5,000	8.000%—01/30/2018[3,6]	4,658

		39,245

	Bank of America Corp. MTN[5]
10,200	5.650%—05/01/2018	10,227
	Bank of China Hong Kong Ltd.
2,200	5.550%—02/11/2020[2]	2,254
	Bank of India/London MTN[5]
3,800	4.750%—09/30/2015	3,816
	Bank of Montreal
4,700	2.850%—06/09/2015[2]	4,920
	Bank of Nova Scotia
5,200	1.650%—10/29/2015[2]	5,206
	Banque PSA Finance
10,700	2.274%—04/04/2014[1,2]	9,855
	Barclays Bank plc
6,900	2.375%—01/13/2014	6,817
26,700	5.450%—09/12/2012	27,458

		34,275

	BBVA Bancomer SA
2,800	4.500%—03/10/2016[2]	2,821
5,700	6.500%—03/10/2021[2]	5,728

		8,549

	BBVA US Senior SAU
34,200	2.415%—05/16/2014[1]	32,866
	Bear Stearns Companies LLC
4,971	6.400%—10/02/2017	5,745
	BellSouth Corp.
44,200	4.463%—04/26/2021[2]	45,043
	BM&FBovespa SA
2,000	5.500%—07/16/2020[2]	2,072
	BNP Paribas
9,600	5.186%—06/29/2015[2,3,6]	7,488
	BPCE SA
2,100	2.375%—10/04/2013[2]	2,072

	Braskem Finance Ltd.
$2,400	5.750%—04/15/2021[2]	$2,424
	C10 Capital SPV Ltd.
3,100	6.722%—12/31/2016[2,3,6]	1,674
	Cameron International Corporation
7,100	1.257%—06/02/2014[1]	7,139
	Caterpillar Inc.
25,600	0.468%—05/21/2013[1]	25,613
	CIT Group Inc.
1,900	5.250%—04/01/2014[2]	1,900
	Citigroup Capital XXI
77,799	8.300%—12/21/2057[3]	78,771
	Citigroup Inc.
7,700	1.136%—02/15/2013[1]	7,571
8,400	1.848%—01/13/2014[1]	8,234
6,000	2.286%—08/13/2013[1]	5,967
1,700	5.300%—10/17/2012	1,746
32,600	5.500%—08/27/2012-04/11/2013	33,792
3,000	5.625%—08/27/2012	3,059
1,100	5.850%—07/02/2013	1,152
12,200	6.000%—02/21/2012-08/15/2017	12,835
5,600	6.125%—08/25/2036	5,473
8,200	8.500%—05/22/2019	10,162

		89,991

	Citigroup Inc. MTN[5]
€2,000	4.750%—05/31/2017[3]	2,393

	Comcast Corporation
$1,200	5.875%—02/15/2018	1,396
1,200	6.450%—03/15/2037	1,439

		2,835

	Countrywide Financial Corporation MTN[5]
2,000	0.709%—05/07/2012[1]	1,975
	Credit Suisse
4,300	2.200%—01/14/2014	4,295
	CSN Islands XI Corp.
2,500	6.875%—09/21/2019	2,728
8,200	6.875%—09/21/2019[2]	8,948

		11,676

	CSN Resources SA
2,900	6.500%—07/21/2020[2]	3,139
	CVS Pass-Through Trust
734	6.943%—01/10/2030	801
	Daimler Finance North America LLC
5,100	1.543%—09/13/2013[1,2]	5,103
	Dell Inc.
8,800	5.650%—04/15/2018	10,158
	Deutsche Bank AG
8,400	6.000%—09/01/2017	9,538
	Dexia Credit Local
49,500	0.731%—03/05/2013[1,2]	46,521
23,000	0.908%—04/29/2014[1,2]	20,725

		67,246

	Ecopetrol SA
3,600	7.625%—07/23/2019	4,331
	El Paso Corporation MTN[5]
200	8.050%—10/15/2030	233

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

	Electricite de France NT
$5,100	5.500%—01/26/2014[2]	$5,541
5,100	6.500%—01/26/2019[2]	6,041
4,600	6.950%—01/26/2039[2]	5,905

		17,487

	Enel Finance International SA
11,400	6.250%—09/15/2017[2]	11,832
	ENN Energy Holdings Ltd.
1,200	6.000%—05/13/2021[2]	1,275
	Fifth Third Bancorp
21,900	8.250%—03/01/2038	26,743
	Ford Motor Credit Co. LLC
18,500	3.148%—01/13/2012[1]	18,551
900	5.875%—08/02/2021	961
9,000	7.000%—04/15/2015	9,832
700	7.500%—08/01/2012	724
2,200	8.000%—12/15/2016	2,546
900	12.000%—05/15/2015	1,136

		33,750

	Fortis Bank Nederland Holding NV MTN[5]
€3,000	3.000%—04/17/2012	4,191
	Gazprom OAO Via Gaz Capital SA
$900	6.212%—11/22/2016[2]	974
1,400	8.125%—07/31/2014	1,561

		2,535

	Gazprom OAO Via RBS AG
200	9.625%—03/01/2013	218
	Gazprom Via Gazprom International SA
91	7.201%—02/01/2020	101
	Gazprom Via White Nights Finance BV MTN[5]
1,900	10.500%—03/08/2014-03/25/2014	2,185
	General Electric Capital Corporation
€14,500	5.500%—09/15/2017[2,3]	17,255
	General Electric Capital Corporation MTN[5]
$6,400	5.875%—01/14/2038	6,893
6,300	6.875%—01/10/2039	7,641

		14,534

	Gerdau Holdings Inc.
10,700	7.000%—01/20/2020[2]	11,529
3,000	7.000%—01/20/2020	3,233

		14,762

	Gerdau Trade Inc.
2,100	5.750%—01/30/2021[2]	2,095
	Glen Meadows Pass Through Trust
5,700	6.505%—02/15/2015[2,3]	4,318
	Goldman Sachs Group Inc.
8,400	1.269%—02/07/2014[1]	8,039
€3,300	1.883%—05/23/2016[1]	3,933
$22,200	5.950%—01/18/2018	23,372
5,200	6.150%—04/01/2018	5,560
9,100	6.250%—09/01/2017	9,852

		50,756

	Goldman Sachs Group Inc. MTN[5]
€400	6.375%—05/02/2018	580
	GTL Trade Finance Inc.
$2,000	7.250%—10/20/2017[2]	2,180
1,500	7.250%—10/20/2017	1,635

		3,815

	HCA Inc.
$1,000	6.500%—02/15/2020	$1,050
	Hewlett-Packard Co.
29,700	0.588%—05/24/2013[1]	29,448
	HSBC Bank plc
4,600	2.000%—01/19/2014[2]	4,609
	HSBC Holdings plc
1,700	6.500%—05/02/2036	1,814
	ICICI Bank Ltd.
13,500	5.500%—03/25/2015	13,886
	ING Bank NV MTN[5]
55,800	1.169%—03/30/2012[1,2]	55,762
	International Lease Finance Corporation
4,331	4.750%—01/13/2012	4,342
1,700	5.750%—05/15/2016	1,605
4,600	6.750%—09/01/2016[2]	4,755

		10,702

	International Lease Finance Corporation MTN[5]
2,240	0.748%—07/13/2012[1]	2,142
26,711	5.300%—05/01/2012	26,811
3,000	6.375%—03/25/2013	3,023

		31,976

	Intesa Sanpaolo SpA
10,400	2.708%—02/24/2014[1,2]	9,498
	JP Morgan Chase & Co.
14,831	3.150%—07/05/2016	14,872
24,227	6.625%—03/15/2012	24,768
6,200	7.900%—04/30/2018[3,6]	6,698

		46,338

	JP Morgan Chase Bank N.A.
7,000	6.000%—10/01/2017	7,549
	JP Morgan Chase Capital XX
800	6.550%—09/29/2036	826
	KeyCorp. MTN[5]
2,300	6.500%—05/14/2013	2,461
	Kraft Foods Inc.
795	5.625%—11/01/2011	795
	LBG Capital No. 1 plc
€10,900	7.625%—10/14/2020	11,990
£2,700	7.869%—08/25/2020	3,647

		15,637

	LBG Capital No. 1 plc. MTN[5]
$800	8.500%—12/17/2021[2,3,6]	548
	Leaseplan Corporation NV MTN[5]
€1,500	3.125%—02/10/2012	2,090
	Lehman Brothers Holdings Inc.
$11,900	0.000%—08/21/2049*	2,990
	Lehman Brothers Holdings Inc. MTN[5]
28,170	0.000%—12/23/2008-12/31/2049*	7,152
7,500	0.000%—04/03/2049*	1,884
€1,108	0.000%—04/03/2049*	387

		9,423

	Lloyds TSB Bank plc
$13,400	4.875%—01/21/2016	13,790
	Lloyds TSB Bank plc MTN[5]
47,100	5.800%—01/13/2020[2]	48,299

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

	Merrill Lynch & Co. Inc.
$12,700	0.806%—05/02/2017[1]	$10,097
	Merrill Lynch & Co. Inc. MTN[5]
€8,400	1.840%—05/30/2014[1]	10,285
25,000	2.034%—07/22/2014[1]	30,527
$5,100	5.450%—02/05/2013	5,158
5,100	6.400%—08/28/2017	5,177
17,700	6.875%—04/25/2018	18,206

		69,353

	MetLife Inc.
1,600	6.400%—12/15/2036	1,580
	Monumental Global Funding Ltd.
3,400	5.500%—04/22/2013[2]	3,605
	Morgan Stanley
€3,100	1.970%—04/13/2016	3,654
11,400	2.009%—05/02/2014	14,456
300	2.026%—01/16/2017	344
$7,700	2.786%—05/14/2013[1]	7,618
£300	5.750%—02/14/2017	478

		26,550

	Morgan Stanley MTN[5]
€3,600	1.870%—03/01/2013[1]	4,816
	MUFG Capital Finance 5 Ltd.
£1,261	6.299%—01/25/2017[3,6]	1,957
	National Australia Bank Ltd.
$38,200	1.111%—04/11/2014[1,2]	38,098
4,900	1.372%—07/25/2014[1,2]	4,956
5,100	5.350%—06/12/2013[2]	5,399

		48,453

	Nationwide Building Society MTN[5]
9,500	6.250%—02/25/2020[2]	9,886
	Nationwide Life Global Funding I MTN[5]
43,200	5.450%—10/02/2012[2]	44,549
	NGPL PipeCo LLC
4,000	6.514%—12/15/2012[2]	4,160
	Noble Group Ltd.
4,800	6.750%—01/29/2020[2]	4,752
	Noble Group Ltd. MTN[5]
2,100	4.875%—08/05/2015[2]	2,084
	Nordea Bank AB
2,100	2.125%—01/14/2014[2]	2,099
	Novatek Finance Ltd.
2,300	5.326%—02/03/2016[2]	2,386
	Odebrecht Drilling Norbe VIII/IX Ltd.
6,400	6.350%—06/30/2021[2]	6,752
5,000	6.350%—06/30/2021	5,275

		12,027

	Oracle Corporation
10,000	5.750%—04/15/2018	12,010
	Pacific LifeCorp
2,300	6.000%—02/10/2020[2]	2,511
	Peabody Energy Corp.
1,500	7.875%—11/01/2026	1,661
	Pernod-Ricard SA
12,700	5.750%—04/07/2021[2]	14,367
	Petrobras International Finance Company
20,300	5.375%—01/27/2021	21,557

	Petroleos Mexicanos
$20,100	8.000%—05/03/2019	$25,276
	Philip Morris International Inc.
3,000	5.650%—05/16/2018	3,567
	President and Fellows of Harvard College
30,500	6.500%—01/15/2039[2]	43,687
	Pricoa Global Funding I
5,200	0.560%—09/27/2013[1,2]	5,147
	Pricoa Global Funding I MTN[5]
6,200	0.528%—01/30/2012[1,2]	6,193
	Principal Life Income Funding Trusts MTN[5]
4,100	5.300%—04/24/2013	4,349
6,400	5.550%—04/27/2015	6,892

		11,241

	Qtel International Finance Ltd.
400	3.375%—10/14/2016[2]	407
700	4.750%—02/16/2021[2]	716

		1,123

	Qwest Corporation
300	7.500%—06/15/2023	300
2,400	7.625%—06/15/2015	2,676

		2,976

	Ras Laffan Liquefied Natural Gas Co. Ltd. III
2,600	5.500%—09/30/2014	2,838
1,800	5.838%—09/30/2027[2]	1,971

		4,809

	Resona Bank Ltd.
800	5.850%—04/15/2016[2,3,6]	805
	Rohm and Haas Co.
2,500	6.000%—09/15/2017	2,845
	Royal Bank of Scotland Group plc
5,700	7.640%—09/29/2017[6]	3,634
	Royal Bank of Scotland plc
2,300	2.625%—05/11/2012[2]	2,325
11,200	3.950%—09/21/2015	11,051
13,800	4.375%—03/16/2016	13,903

		27,279

	Royal Bank of Scotland plc MTN[5]
1,300	4.875%—08/25/2014[2]	1,327
	Santander Issuances SA Unipersonal
£19,050	7.300%—07/27/2019[3]	27,873
	Santander US Debt SA Unipersonal
$44,600	1.169%—03/30/2012[1,2]	44,513
	Siemens Financieringsmaatschappij NV
18,000	5.500%—02/16/2012[2]	18,244
	SLM Corporation MTN[5]
10,900	0.718%—01/27/2014[1]	9,870
€5,450	1.858%—06/17/2013[1]	7,187
5,300	3.125%—09/17/2012	7,243

		24,300

	Southern Gas Networks plc MTN[5]
£9,800	1.269%—10/21/2015[1]	14,292	[z]
	Springleaf Finance Corporation MTN[5]
$3,100	0.597%—12/15/2011[1]	3,075
5,700	4.875%—07/15/2012	5,486
10,000	5.375%—10/01/2012	9,525

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)			Value (000s)

	$1,600	5.400%—12/01/2015	$1,256

			19,342

		SSIF Nevada LP
	62,500	1.101%—04/14/2014[1,2]	62,526
		State Bank of India
	8,100	4.500%—07/27/2015[2]	8,239
		State Street Capital Trust III
	4,500	5.337%—12/09/2011[3,6]	4,510
		State Street Capital Trust IV
	700	1.347%—06/01/2067[1]	493
		Stone Street Trust
	16,400	5.902%—12/15/2015[2]	15,599
		Sumitomo Mitsui Banking Corporation
	8,000	1.950%—01/14/2014[2]	8,096
		Suntrust Bank MTN[5]
	€7,200	1.645%—12/20/2011[1]	10,036
		Swedbank AB MTN[5]
	200	3.625%—12/02/2011	277
		Sydney Airport Finance Co. Pty Ltd.
	$1,200	5.125%—02/22/2021[2]	1,224
		TNK-BP Finance SA
	900	6.125%—03/20/2012[2]	914
		TNK-BP Finance SA MTN[5]
	3,100	7.500%—07/18/2016	3,433
		Total Capital SA
	2,700	4.450%—06/24/2020	3,035
		TransCanada Pipelines Ltd.
	2,400	7.625%—01/15/2039	3,444
		UAL 2009-1 Pass Through Trust
	2,091	10.400%—05/01/2018	2,311
		UBS AG
	1,100	1.425%—01/28/2014[1]	1,078
		UBS AG MTN[5]
	8,900	5.750%—04/25/2018	9,427
	3,200	5.875%—12/20/2017	3,508

			12,935

		UFJ Finance Aruba AEC
	200	6.750%—07/15/2013	216
		Union Pacific Corp
	8,225	4.163%—07/15/2022[2]	8,721
		UnitedHealth Group Inc.
	3,700	4.875%—02/15/2013	3,873
		US Bank Capital IX
	8,900	3.500%—12/09/2011[3,6]	6,485
		Vale Overseas Ltd.
	900	6.250%—01/23/2017	1,011
	900	6.875%—11/21/2036	1,032
	3,100	6.875%—11/10/2039	3,604

			5,647

		Verizon Communications Inc.
	400	5.250%—04/15/2013	426
		Volkswagen International Finance NV
	900	0.984%—04/01/2014[1,2]	903
		Wachovia Corporation
	1,600	5.625%—10/15/2016	1,743
		Waha Aerospace BV
	2,250	3.925%—07/28/2020[2]	2,331

		Wells Fargo & Co.
	$135,800	7.980%—03/15/2018[3,6]	$145,985
		Westpac Banking Corporation
	1,000	0.883%—07/16/2014[1,2]	1,013
	5,100	3.585%—08/14/2014[2]	5,447

			6,460

	TOTAL CORPORATE BONDS & NOTES (Cost $2,147,105)		2,220,557

FOREIGN GOVERNMENT OBLIGATIONS—8.7%
		Banco Nacional de Desenvolvimento Economico e Social
	€2,300	4.125%—09/15/2017[2]	3,141
		Brazil Notas do Tesouro Nacional Serie F
R$	141	10.000%—01/01/2013-01/01/2014	84
		Brazil Notas do Tesouro Nacional Serie F
	2,649	10.000%—01/01/2017	1,510
		Canada Housing Trust No 1
CAD$	11,100	2.750%—12/15/2015[2]	11,608
	15,300	3.350%—12/15/2020[2]	16,112
	10,500	3.800%—06/15/2021[2]	11,414

			39,134

		Canadian Government Bond
	3,100	2.000%—06/01/2016	3,179
	20,400	2.750%—09/01/2016	21,600
	13,600	3.000%—12/01/2015	14,492
	14,900	3.250%—06/01/2021	16,133
	4,600	3.750%—06/01/2019	5,164
	1,100	4.250%—06/01/2018	1,267
	200	4.500%—06/01/2015	223

			62,058

		China Development Bank Corporation
	$100	5.000%—10/15/2015	108
		Corp Nacional del Cobre de Chile
	500	6.150%—10/24/2036[2]	598
	4,000	7.500%—01/15/2019[2]	5,061

			5,659

		Export-Import Bank of China Ltd.
	600	4.875%—07/21/2015[2]	641
		Export-Import Bank of Korea
SGP	13,400	1.050%—03/03/2012[2]	10,677
	$2,300	4.000%—01/29/2021	2,246
	12,300	4.125%—09/09/2015	12,676
	3,700	5.125%—06/29/2020	3,938

			29,537

		IndianOil Corporation Ltd.
	7,400	4.750%—01/22/2015	7,592
		Instituto de Credito Oficial MTN[5]
	€11,900	3.286%—03/25/2014[1]	15,958
		Italy Buoni Poliennali Del Tesoro
	21,555	2.100%—09/15/2016-09/15/2021[7]	24,877
	6,887	2.350%—09/15/2019[7]	8,036

			32,913

		Korea Development Bank
	$18,600	4.375%—08/10/2015	19,387
		Korea Housing Finance Corporation
	2,200	4.125%—12/15/2015[2]	2,284

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

FOREIGN GOVERNMENT OBLIGATIONS—Continued
Principal Amount (000s)			Value (000s)

		Kreditanstalt fuer Wiederaufbau
	€10,600	2.000%—09/07/2016	$14,854
		Mexican Bonos
MEX$	112,000	6.250%—06/16/2016	8,828
	182,000	9.000%—12/22/2011	13,752
	747,000	10.000%—12/05/2024	73,648

			96,228

		Mexico Government International Bond
	€4,400	4.250%—07/14/2017	6,187
MEX$	57,800	6.000%—06/18/2015	4,516

			10,703

		Mexico Government International Bond MTN[5]
	$4,400	6.050%—01/11/2040	5,181
		National Bank of Canada
	1,300	2.200%—10/19/2016[2]	1,316
		Panama Government International Bond
	1,400	7.250%—03/15/2015	1,624
		Petroleos Mexicanos
	17,700	5.500%—01/21/2021	19,072
	9,400	6.000%—03/05/2020	10,552

			29,624

		Province of British Columbia Canada
CAD$	1,400	4.300%—06/18/2042	1,526
		Province of Ontario Canada
	$1,800	1.875%—09/15/2015	1,835
	5,500	3.000%—07/16/2018	5,701
	5,500	4.000%—10/07/2019	6,017
CAD$	35,300	4.000%—06/02/2021	37,735
	2,100	4.200%—03/08/2018	2,319
	12,700	4.200%—06/02/2020	13,860
	8,000	4.300%—03/08/2017	8,884
	8,300	4.400%—06/02/2019	9,220
	500	4.400%—04/14/2020	563
	4,000	4.600%—06/02/2039	4,503
	6,100	4.700%—06/02/2037	6,922

			97,559

		Province of Ontario Canada MTN[5]
	2,400	5.500%—06/02/2018	2,830
		Province of Quebec Canada
	$900	3.500%—07/29/2020	953
CAD$	9,900	4.250%—12/01/2021	10,704
	4,500	4.500%—12/01/2016-12/01/2019	5,028
	400	4.500%—12/01/2020	442

			17,127

		Province of Quebec Canada MTN[5]
	4,200	4.500%—12/01/2018	4,692
		Royal Bank of Scotland plc MTN[5]
	€5,000	4.750%—05/18/2016	6,722
		Russian Foreign Bond—Eurobond
	$1,100	3.625%—04/29/2015	1,122
		SBAB Bank AB
	14,900	3.125%—03/23/2012[2]	15,052
		Societe Financement de l’Economie Francaise
	3,000	0.603%—07/16/2012[1,2]	3,008
	€5,500	2.125%—05/20/2012	7,647

			10,655

		Spain Government Bond
	61,700	4.650%—07/30/2025	74,784

	€2,100	4.900%—07/30/2040	$2,380

			77,164

		United Kingdom Gilt
	£22,100	4.250%—09/07/2039-12/07/2046	41,111
		Vnesheconombank
	$2,600	5.450%—11/22/2017[2]	2,646

	TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $668,166)		657,742

MORTGAGE PASS-THROUGH—38.4%
		Federal Home Loan Mortgage Corp.
	38	2.434%—08/01/2024[1]	40
	2,090	4.500%—01/01/2039-12/01/2040	2,208
	488	5.082%—08/01/2035[1]	520
	8,891	5.500%—07/01/2038-08/19/2038	9,679
	10,138	6.000%—07/01/2016-08/01/2038	11,127

			23,574

		Federal Home Loan Mortgage Corp. REMIC[4]
	7,243	0.393%—07/15/2019-08/15/2019[1]	7,231
	2,146	0.543%—05/15/2036[1]	2,147
	135	0.693%—11/15/2030[1]	135
	220	8.000%—08/15/2022	254
	42	9.000%—12/15/2020	46

			9,813

		Federal Home Loan Mortgage Corp. Structured Pass Through Securities Series T-63 Cl. 1A1
	289	1.443%—02/25/2045[1]	273
	888	Series E3 Cl. A 3.362%—08/15/2032[3]	937

			1,210

		Federal Home Loan Mortgage Corp. TBA[8]
	96,000	4.500%—08/11/2041	101,250
	34,000	6.000%—08/11/2041	37,103

			138,353

		Federal Housing Authority Project
	46	7.400%—02/01/2021	45	[z]
	2,258	7.430%—10/01/2020	2,248	[z]

			2,293

		Federal National Mortgage Association
	829	1.631%—10/01/2040[1]	840
	3,162	2.443%—08/01/2035[1]	3,333
	5,432	2.590%—06/01/2035[1]	5,730
	500	3.330%—11/21/2021	506	[z]
	526	3.500%—02/01/2041	536
	37,103	4.000%—04/01/2024-09/01/2041	38,646
	26,299	4.000%—02/01/2039-11/01/2041	27,379
	806,796	4.500%—06/01/2013-08/01/2041	854,671
	24,374	5.000%—07/01/2030-04/01/2038	26,303
	79,087	5.000%—07/01/2033-10/01/2041	85,255
	1,010	5.000%—02/01/2036-07/01/2038[9]	1,089
	554	5.027%—05/01/2035[1]	590
	121,563	5.500%—02/01/2023-06/01/2040	132,660
	397,238	6.000%—07/01/2016-07/01/2040	436,710
	429	Series 2003-W1 Cl. 1A1 6.313%—01/01/2033[3]	513

			1,614,761

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

MORTGAGE PASS-THROUGH—Continued
Principal Amount (000s)		Value (000s)

	Federal National Mortgage Association REMIC[4] Series 2007-30 Cl. AF
$4,904	0.555%—04/25/2037[1]	$4,894
9,530	Series 2005-75 Cl. FL 0.695%—09/25/2035[1]	9,555
337	Series 2006-5 Cl. 3A2 2.376%—05/25/2035[1]	348
55,977	3.500%—10/25/2041	50,975
2,480	Series 2003-25 Cl. KP 5.000%—04/25/2033	2,749

		68,521

	Federal National Mortgage Association TBA[8]
161,600	4.000%—08/11/2041	168,013
742,800	4.500%—07/16/2026	785,891
36,000	5.000%—08/11/2041	38,728
28,800	5.500%—08/11/2041	31,244
14,000	6.000%—09/13/2041	15,343

		1,039,219

	Government National Mortgage Association II
452	1.625%—08/20/2022-07/20/2027[1]	469
692	1.750%—02/20/2032[1]	715
278	2.125%—10/20/2025-11/20/2029[1]	288
185	2.375%—03/20/2017-01/20/2025[1]	192
39	2.500%—12/20/2024[1]	40
2	4.750%—07/20/2024[1]	2

		1,706

TOTAL MORTGAGE PASS-THROUGH (Cost $2,848,470)		2,899,450

MUNICIPAL BONDS—4.5%
	Buckeye Tobacco Settlement Financing Authority
2,800	5.875%—06/01/2030	2,117
	California Infrastructure & Economic Development Bank
2,200	6.486%—05/15/2049	2,518
	California State
2,200	5.650%—04/01/2039	2,328
7,800	7.500%—04/01/2034	9,351
5,300	7.550%—04/01/2039	6,464
5,800	7.600%—11/01/2040	7,133
5,000	7.950%—03/01/2036	5,638

		30,914

	California State University
3,900	6.434%—11/01/2030	4,358
	Chicago Transit Authority
2,500	6.200%—12/01/2040	2,687
800	6.300%—12/01/2021	875
11,200	6.899%—12/01/2040	12,997

		16,559

	Clark County Nevada
19,000	6.350%—07/01/2029	20,070
4,200	6.820%—07/01/2045	5,057

		25,127

	Denver Public Schools
39,000	7.017%—12/15/2037	48,394
	Illinois State
4,400	4.071%—01/01/2014	4,529
2,000	4.511%—03/01/2015	2,091

$1,000	6.900%—03/01/2035	$1,075

		7,695

	Los Angeles California Unified School District
12,800	6.758%—07/01/2034	15,664
	Los Angeles City, CA
2,000	5.713%—06/01/2039	2,237
	Los Angeles Department of Water & Power
2,700	6.603%—07/01/2050	3,482
	New York City Municipal Water Finance Authority
17,030	5.000%—06/15/2044	18,098
1,000	6.011%—06/15/2042	1,221

		19,319

	New York City, NY
10,000	5.000%—10/01/2036	10,643
49,100	6.246%—06/01/2035	54,260

		64,903

	North Las Vegas City, NV
24,000	6.572%—06/01/2040	26,428
	Orange County Local Transportation Authority
39,400	6.908%—02/15/2041	51,085
	Public Power Generation Agency
600	7.242%—01/01/2041	676
	San Antonio City, TX
3,400	4.750%—05/15/2037	3,493
	University of California
15,700	6.270%—05/15/2031	17,031

TOTAL MUNICIPAL BONDS (Cost $298,554)		342,000

PREFERRED STOCKS—0.2%

Shares
COMMERCIAL BANKS—0.0%
	CoBank ACB[2,3]
28,000	7.814%	1,418

CONSUMER FINANCE—0.2%
	Ally Financial Inc.[3]
650,000	8.500%	12,610

TOTAL PREFERRED STOCKS (Cost $17,664)		14,028

PURCHASED OPTIONS—0.0%
(Cost $415)
No. of Contracts
	Interest Rate Swap Option 1 year
105,100,000	1.250%—04/30/2012	753

RIGHTS/WARRANTS—0.0%

Shares
AUTOMOBILES—0.0%
64	General Motors Co. Cl. A	1
64	General Motors Co. Cl. B	1

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

RIGHTS/WARRANTS—Continued

Shares		Value (000s)

36,000	General Motors Co. Escrow*	$14	[x]

TOTAL RIGHTS/WARRANTS (Cost $17)		16

U.S. GOVERNMENT AGENCIES—7.2%
Principal Amount (000s)
	Federal Home Loan Mortgage Corp
$5,000	2.000%—08/25/2016	5,180
5,000	2.500%—05/27/2016	5,300

		10,480

	Federal Home Loan Mortgage Corp.
494,600	1.000%—08/20/2014[9]	497,556
21,700	4.875%—06/13/2018	25,822

		523,378

	Federal National Mortgage Association
5,800	2.250%—03/15/2016	6,091
79	5.000%—10/01/2041	86

		6,177

TOTAL U.S. GOVERNMENT AGENCIES (Cost $537,375)		540,035

U.S. GOVERNMENT OBLIGATIONS—19.8%
	U.S. Treasury Inflation Indexed Bonds[7]
6,834	0.625%—07/15/2021	7,202
55,919	1.125%—01/15/2021	61,532
8,310	1.250%—07/15/2020	9,259
32,222	1.750%—01/15/2028	38,105
53,071	2.000%—01/15/2026	64,245
8,463	2.125%—02/15/2040	11,130
26,413	2.375%—01/15/2025-01/15/2027	33,425
29,753	2.500%—01/15/2029[9]	39,005
10,084	3.625%—04/15/2028	14,786
11,024	3.875%—04/15/2029[9]	16,934

		295,623

	U.S. Treasury Notes
182,300	1.375%—09/30/2018[9]	179,708
452,500	1.500%—08/31/2018[9]	450,520
15,800	2.125%—08/15/2021	15,733
95,100	2.625%—08/15/2020	100,071
73,700	2.625%—11/15/2020	77,322
2,700	3.375%—11/15/2019	3,017
17,600	3.500%—05/15/2020	19,825
32,700	3.625%—02/15/2020	37,158
281,400	3.625%—02/15/2021[9]	318,707

		1,202,061

TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost $1,481,852)		1,497,684

SHORT-TERM INVESTMENTS—4.9%
CERTIFICATES OF DEPOSIT—0.5%
	Bank of Nova Scotia
2,200	0.038%—08/09/2012	2,200
	Crédit Agricole CIB
30,200	0.796%—04/13/2012	30,264

	Itaú Unibanco SA
$6,500	1.434%—12/05/2011	$6,491

		38,955

COMMERCIAL PAPER—1.8%
	Erste Abwicklungsanstalt
4,200	0.002%—01/17/2012	4,197
10,900	0.330%—11/10/2011	10,899

		15,096

	Kells Funding LLC
51,500	0.240%—11/07/2011	51,498
16,000	0.260%—12/01/2011	15,996
54,200	0.310%—11/16/2011-01/27/2012	54,160

		121,654

		136,750

REPURCHASE AGREEMENTS—2.4%
73,400	Repurchase Agreement with Bank of America dated October 31, 2011 due November 01, 2011 at 0.110% collateralized by U.S. Treasury Notes (market value $75,157)	73,400
6,600	Repurchase Agreement with Citigroup Global Markets dated October 31, 2011 due November 01, 2011 at 0.090% collateralized by U.S. Treasury Notes (market value $6,715)	6,600
6,600	Repurchase Agreement with Citigroup Global Markets dated October 31, 2011 due November 01, 2011 at 0.120% collateralized by Federal National Mortgage Association (market value $6,646)	6,600
800	Repurchase Agreement with Deutsche Bank dated October 31, 2011 due November 01, 2011 at 0.090% collateralized by U.S. Treasury Notes (market value $817)	800
22,100	Repurchase Agreement with Deutsche Bank dated October 31, 2011 due November 01, 2011 at 0.100% collateralized by U.S. Treasury Notes (market value $22,542)	22,100
10,000	Repurchase Agreement with Goldman Sachs & Co. dated October 31, 2011 due November 01, 2011 at 0.130% collateralized by Federal National Mortgage Association (market value $10,336)	10,000
5,000	Repurchase Agreement with JP Morgan dated October 31, 2011 due November 01, 2011 at 0.120% collateralized by Federal National Mortgage Association (market value $5,087)	5,000
28,400	Repurchase Agreement with Morgan Stanley dated October 31, 2011 due November 01, 2011 at 0.110% collateralized by U.S. Treasury Notes (market value $28,924)	28,400
4,262	Repurchase Agreement with State Street Corporation dated October 31, 2011 due November 01, 2011 at 0.010% collateralized by Federal Home Loan Bank (market value $4,350)	4,262
25,000	Repurchase Agreement with UBS Securities Inc. dated October 31, 2011 due November 01, 2011 at 0.120% collateralized by Federal Home Loan Mortgage Corporation (market value $25,431)	25,000

		182,162

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

SHORT-TERM INVESTMENTS—Continued
Principal Amount (000s)		Value (000s)

U.S. TREASURY BILLS—0.2%
	U.S. Treasury Bills
$165	0.010%—01/05/2012	$165
2,490	0.023%—03/01/2012-03/15/2012[9]	2,490
531	0.025%—04/05/2012[9]	531
980	0.026%—02/23/2012[9]	980
260	0.036%—03/29/2012[9]	260
840	0.040%—05/03/2012[9]	840
3,160	0.046%—04/12/2012[9]	3,159
2,790	0.055%—04/26/2012[9]	2,789

SHORT-TERM INVESTMENTS—Continued
Principal Amount (000s)		Value (000s)

$441	0.056%—03/01/2012[9]	$441

		11,655

TOTAL SHORT-TERM INVESTMENTS (Cost $369,522)		369,522

TOTAL INVESTMENTS—119.9% (Cost $8,865,605)		9,050,120

CASH AND OTHER ASSETS, LESS LIABILITIES—(19.9)%		(1,502,233)

TOTAL NET ASSETS—100.0%		$7,547,887

FUTURES CONTRACTS OPEN AT OCTOBER 31, 2011

Description	Number of Contracts	Aggregate Face Value (000s)	Expiration Date	Unrealized Appreciation/ (Depreciation) (000s)
Eurodollar Futures-CME 90 day (Buy)	273	$68,250	12/19/2011	$30
Eurodollar Futures-CME 90 day (Buy)	2,335	583,750	03/19/2012	1,758
Eurodollar Futures-CME 90 day (Buy)	10,643	2,660,750	06/18/2012	9,280
Eurodollar Futures-CME 90 day (Buy)	1,916	479,000	09/17/2012	905
Eurodollar Futures-CME 90 day (Buy)	2,003	500,750	12/17/2012	1,167
Eurodollar Futures-CME 90 day (Buy)	6,572	1,643,000	03/18/2013	6,113
Eurodollar Futures-CME 90 day (Buy)	5,343	1,335,750	06/17/2013	7,512
Eurodollar Futures-CME 90 day (Buy)	1,814	453,500	09/16/2013	2,798
Eurodollar Futures-CME 90 day (Buy)	577	144,250	12/16/2013	151
Eurodollar Futures-CME 90 day (Buy)	1,237	309,250	03/17/2014	1,902
U.S. Treasury Note Futures-5 year (Buy)	1,259	125,900	12/30/2011	532
U.S. Treasury Note Futures-10 year (Buy)	629	62,900	12/20/2011	(371)

				$31,777

FORWARD CURRENCY CONTRACTS OPEN AT OCTOBER 31, 2011

Currency	Counterparty	Market Value (000s)	Aggregate Face Value (000s)	Delivery Date	Unrealized Appreciation/ (Depreciation) (000s)
Brazilian Real (Buy)	HSBC Bank USA, N.A.	$180,609	$190,166	11/03/2011	$(9,557)
Brazilian Real (Buy)	JP Morgan Chase Bank	8,646	8,513	11/03/2011	133
Brazilian Real (Buy)	Morgan Stanley and Co. Inc.	108,057	105,903	01/04/2012	2,154
Brazilian Real (Sell)	Barclays Capital	6,796	6,700	11/03/2011	(96)
Brazilian Real (Sell)	Barclays Capital	59,794	62,164	11/03/2011	2,370
Brazilian Real (Sell)	HSBC Bank USA, N.A.	2,887	2,995	11/03/2011	108
Brazilian Real (Sell)	HSBC Bank USA, N.A.	2,384	2,300	01/04/2012	(84)
Brazilian Real (Sell)	JP Morgan Chase Bank	8,525	8,405	01/04/2012	(120)
Brazilian Real (Sell)	Morgan Stanley and Co. Inc.	117,209	114,724	11/03/2011	(2,485)
Brazilian Real (Sell)	UBS AG	2,570	2,500	11/03/2011	(70)
Brazilian Real (Sell)	UBS AG	5,386	5,200	01/04/2012	(186)
British Pound Sterling (Buy)	Barclays Bank plc	2,236	2,150	12/08/2011	86
British Pound Sterling (Sell)	Barclays Bank plc	82,969	82,394	12/08/2011	(575)
British Pound Sterling (Sell)	Citibank, N.A.	15,097	14,804	12/08/2011	(293)
British Pound Sterling (Sell)	Deutsche Bank AG London	25,710	25,300	12/08/2011	(410)
Canadian Dollar (Buy)	Citibank, N.A.	285	287	11/17/2011	(2)
Canadian Dollar (Buy)	Deutsche Bank AG London	1,181	1,184	11/01/2011	(3)
Canadian Dollar (Buy)	Deutsche Bank AG London	5,663	5,678	11/02/2011	(15)
Canadian Dollar (Sell)	Bank of America, N.A.	2,592	2,600	11/01/2011	8
Canadian Dollar (Sell)	Barclays Bank plc	12,860	12,379	11/17/2011	(481)
Canadian Dollar (Sell)	Citibank, N.A.	5,664	5,600	11/02/2011	(64)
Canadian Dollar (Sell)	Citibank, N.A.	70,772	68,304	11/17/2011	(2,468)
Canadian Dollar (Sell)	Deutsche Bank AG London	6,315	6,212	11/17/2011	(103)
Canadian Dollar (Sell)	Deutsche Bank AG London	14,764	14,813	11/17/2011	49
Canadian Dollar (Sell)	Goldman Sachs International	189	182	11/17/2011	(7)
Canadian Dollar (Sell)	JP Morgan Chase Bank, N.A.	5,512	5,427	11/17/2011	(85)

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

FORWARD CURRENCY CONTRACTS—Continued

Currency	Counterparty	Market Value (000s)	Aggregate Face Value (000s)	Delivery Date	Unrealized Appreciation/ (Depreciation) (000s)
Canadian Dollar (Sell)	Morgan Stanley and Co. Inc.	$1,290	$1,264	11/17/2011	$(26)
Canadian Dollar (Sell)	Royal Bank of Canada	8,849	8,551	11/17/2011	(298)
Canadian Dollar (Sell)	Royal Bank of Canada	8,141	8,202	11/17/2011	61
Canadian Dollar (Sell)	UBS AG	184	172	11/17/2011	(12)
Chinese Yuan (Buy)	Barclays Capital	3,276	3,213	11/15/2011	63
Chinese Yuan (Buy)	Barclays Capital	689	684	02/13/2012	5
Chinese Yuan (Buy)	Barclays Capital	5,645	5,600	06/01/2012	45
Chinese Yuan (Buy)	Citibank, N.A.	18,050	17,774	02/13/2012	276
Chinese Yuan (Buy)	Citibank, N.A.	1,094	1,100	06/01/2012	(6)
Chinese Yuan (Buy)	Citibank, N.A.	2,419	2,400	06/01/2012	19
Chinese Yuan (Buy)	HSBC Bank USA, N.A.	30,142	29,637	02/13/2012	505
Chinese Yuan (Buy)	HSBC Bank USA, N.A.	16,928	16,800	06/01/2012	128
Chinese Yuan (Buy)	JP Morgan Chase Bank	2,235	2,211	11/15/2011	24
Chinese Yuan (Buy)	JP Morgan Chase Bank	3,477	3,500	06/01/2012	(23)
Chinese Yuan (Buy)	JP Morgan Chase Bank	11,806	11,700	06/01/2012	106
Chinese Yuan (Buy)	Morgan Stanley and Co. Inc.	2,715	2,700	06/01/2012	15
Chinese Yuan (Buy)	Royal Bank of Scotland plc	2,224	2,184	11/15/2011	40
Chinese Yuan (Buy)	Royal Bank of Scotland plc	20,606	20,400	06/01/2012	206
Chinese Yuan (Sell)	HSBC Bank USA, N.A.	2,103	2,100	06/01/2012	(3)
Euro Currency (Buy)	Deutsche Bank AG London	163,274	166,994	01/17/2012	(3,720)
Euro Currency (Buy)	JP Morgan Chase Bank, N.A.	154,714	154,740	11/02/2011	(26)
Euro Currency (Buy)	UBS AG	3,793	3,794	01/17/2012	(1)
Euro Currency (Sell)	Citibank, N.A.	2,987	3,066	01/17/2012	79
Euro Currency (Sell)	Deutsche Bank AG London	154,796	158,443	11/02/2011	3,647
Euro Currency (Sell)	Deutsche Bank AG London	21,881	22,043	01/17/2012	162
Euro Currency (Sell)	JP Morgan Chase Bank, N.A.	582,925	573,106	01/17/2012	(9,819)
Indian Rupee (Buy)	Barclays Capital	6,280	6,671	11/18/2011	(391)
Indian Rupee (Buy)	JP Morgan Chase Bank	21,553	23,225	07/12/2012	(1,672)
Indian Rupee (Sell)	Barclays Capital	295	300	11/18/2011	5
Indian Rupee (Sell)	Citibank, N.A.	605	600	11/18/2011	(5)
Indian Rupee (Sell)	Citibank, N.A.	8,903	9,000	11/18/2011	97
Indian Rupee (Sell)	HSBC Bank USA, N.A.	1,781	1,800	11/18/2011	19
Indian Rupee (Sell)	JP Morgan Chase Bank	4,252	4,200	11/18/2011	(52)
Indonesian Rupiah (Buy)	Citibank, N.A.	6,511	6,415	01/31/2012	96
Indonesian Rupiah (Buy)	HSBC Bank USA, N.A.	21,277	21,350	07/02/2012	(73)
Indonesian Rupiah (Sell)	Barclays Capital	6,425	6,396	01/31/2012	(29)
Indonesian Rupiah (Sell)	Barclays Capital	1,314	1,278	07/02/2012	(36)
Indonesian Rupiah (Sell)	Goldman Sachs International	121	118	07/02/2012	(3)
Indonesian Rupiah (Sell)	HSBC Bank USA, N.A.	8,398	8,178	07/02/2012	(220)
Indonesian Rupiah (Sell)	Morgan Stanley and Co. Inc.	7,231	7,157	01/31/2012	(74)
Indonesian Rupiah (Sell)	UBS AG	4,460	4,412	01/31/2012	(48)
Malaysian Ringgit (Buy)	Citibank, N.A.	13,254	13,236	11/10/2011	18
Malaysian Ringgit (Buy)	JP Morgan Chase Bank	13,187	13,415	04/23/2012	(228)
Malaysian Ringgit (Sell)	Barclays Capital	4,547	4,400	11/10/2011	(147)
Malaysian Ringgit (Sell)	Citibank, N.A.	7,780	7,420	11/10/2011	(360)
Malaysian Ringgit (Sell)	Citibank, N.A.	13,187	13,146	04/23/2012	(41)
Malaysian Ringgit (Sell)	HSBC Bank USA, N.A.	927	900	11/10/2011	(27)
Mexican Peso (Buy)	Barclays Bank plc	3,034	3,025	11/18/2011	9
Mexican Peso (Buy)	Deutsche Bank AG London	775	880	11/18/2011	(105)
Mexican Peso (Buy)	HSBC Bank USA, N.A.	86,392	96,672	11/18/2011	(10,280)
Mexican Peso (Buy)	JP Morgan Chase Bank, N.A.	33,041	33,348	11/18/2011	(307)
Mexican Peso (Buy)	Morgan Stanley and Co. Inc.	984	1,100	11/18/2011	(116)
Mexican Peso (Buy)	UBS AG	30,586	30,843	11/18/2011	(257)
Mexican Peso (Sell)	Barclays Bank plc	14,680	16,397	11/18/2011	1,717
Mexican Peso (Sell)	Citibank, N.A.	606	608	11/18/2011	2
Mexican Peso (Sell)	HSBC Bank USA, N.A.	9,076	9,423	11/18/2011	347
Mexican Peso (Sell)	HSBC Bank USA, N.A.	6,602	6,700	03/15/2012	98
Mexican Peso (Sell)	JP Morgan Chase Bank, N.A.	506	500	11/18/2011	(6)
Mexican Peso (Sell)	JP Morgan Chase Bank, N.A.	32,693	33,002	03/15/2012	309
Mexican Peso (Sell)	Morgan Stanley and Co. Inc.	25,425	25,100	11/18/2011	(325)
Mexican Peso (Sell)	Morgan Stanley and Co. Inc.	6,045	6,100	03/15/2012	55
Mexican Peso (Sell)	UBS AG	9,453	9,300	11/18/2011	(153)
Mexican Peso (Sell)	UBS AG	146,224	160,122	11/18/2011	13,898
Mexican Peso (Sell)	UBS AG	7,322	7,400	03/15/2012	78
Philippine Peso (Buy)	Barclays Capital	2,508	2,412	11/15/2011	96
Philippine Peso (Buy)	Citibank, N.A.	8,821	8,569	11/15/2011	252

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

FORWARD CURRENCY CONTRACTS—Continued

Currency	Counterparty	Market Value (000s)	Aggregate Face Value (000s)	Delivery Date	Unrealized Appreciation/ (Depreciation) (000s)
Philippine Peso (Buy)	Citibank, N.A.	$5,831	$5,763	03/15/2012	$68
Philippine Peso (Buy)	Deutsche Bank AG London	1,032	1,000	11/15/2011	32
Philippine Peso (Buy)	Goldman Sachs International	1,750	1,700	11/15/2011	50
Philippine Peso (Buy)	JP Morgan Chase Bank	2,261	2,200	11/15/2011	61
Philippine Peso (Buy)	JP Morgan Chase Bank	18,899	18,657	03/15/2012	242
Philippine Peso (Buy)	Morgan Stanley and Co. Inc.	3,527	3,473	03/15/2012	54
Philippine Peso (Sell)	Citibank, N.A.	18,501	18,000	11/15/2011	(501)
Philippine Peso (Sell)	Citibank, N.A.	653	630	03/15/2012	(23)
Philippine Peso (Sell)	HSBC Bank USA, N.A.	8,287	8,100	11/15/2011	(187)
Philippine Peso (Sell)	JP Morgan Chase Bank	7,507	7,300	11/15/2011	(207)
Philippine Peso (Sell)	JP Morgan Chase Bank	5,149	5,000	03/15/2012	(149)
Singapore Dollar (Buy)	JP Morgan Chase Bank, N.A.	31,856	33,185	12/09/2011	(1,329)
Singapore Dollar (Buy)	Royal Bank of Scotland plc	8,448	8,770	12/09/2011	(322)
Singapore Dollar (Buy)	UBS AG	5,579	5,782	12/09/2011	(203)
Singapore Dollar (Sell)	Citibank, N.A.	9,768	9,700	12/09/2011	(68)
Singapore Dollar (Sell)	Citibank, N.A.	2,689	2,700	12/09/2011	11
Singapore Dollar (Sell)	Credit Suisse First Boston London	9,626	9,700	12/09/2011	74
Singapore Dollar (Sell)	Goldman Sachs International	1,242	1,200	12/09/2011	(42)
Singapore Dollar (Sell)	Goldman Sachs International	4,762	4,800	12/09/2011	38
Singapore Dollar (Sell)	HSBC Bank USA, N.A.	806	800	12/09/2011	(6)
Singapore Dollar (Sell)	HSBC Bank USA, N.A.	3,983	4,000	12/09/2011	17
Singapore Dollar (Sell)	JP Morgan Chase Bank, N.A.	3,444	3,300	12/09/2011	(144)
Singapore Dollar (Sell)	UBS AG	7,432	7,400	12/09/2011	(32)
South African Rand (Buy)	JP Morgan Chase Bank, N.A.	2,175	2,397	01/26/2012	(222)
South African Rand (Sell)	Barclays Bank plc	321	319	01/26/2012	(2)
South African Rand (Sell)	JP Morgan Chase Bank, N.A.	1,853	1,853	01/26/2012	—
South Korean Won (Buy)	Citibank, N.A.	12,154	12,322	11/14/2011	(168)
South Korean Won (Buy)	JP Morgan Chase Bank	63,122	65,293	11/14/2011	(2,171)
South Korean Won (Sell)	Barclays Capital	3,705	3,633	11/14/2011	(72)
South Korean Won (Sell)	BNP Paribas SA	2,763	2,700	11/14/2011	(63)
South Korean Won (Sell)	Citibank, N.A.	6,084	5,900	11/14/2011	(184)
South Korean Won (Sell)	Credit Suisse First Boston London	37,492	35,499	11/14/2011	(1,993)
South Korean Won (Sell)	Deutsche Bank AG London	3,731	3,600	11/14/2011	(131)
South Korean Won (Sell)	Goldman Sachs International	2,707	2,600	11/14/2011	(107)
South Korean Won (Sell)	JP Morgan Chase Bank	16,994	16,000	11/14/2011	(994)
South Korean Won (Sell)	Morgan Stanley and Co. Inc.	1,801	1,800	11/14/2011	(1)
Taiwan Dollar (Buy)	Barclays Capital	4,486	4,675	01/11/2012	(189)
Taiwan Dollar (Sell)	Barclays Capital	1,419	1,384	01/11/2012	(35)
Taiwan Dollar (Sell)	Morgan Stanley and Co. Inc.	3,067	3,000	01/11/2012	(67)

					$(27,573)

SWAP AGREEMENTS OPEN AT OCTOBER 31, 2011

INTEREST RATE SWAPS

Counterparty	Senior Bond Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000s)		Unrealized Appreciation/ (Depreciation) (000s)
Citibank, N.A.	AUD-BBR-BBSW-Bloomberg 6-Month	Pay	5.250%	06/15/2022	AUD$	12,000	$87
Citibank, N.A.	AUD-BBR-BBSW-Bloomberg 6-Month	Pay	5.000	06/15/2017		4,400	(1)
Deutsche Bank AG	AUD-BBR-BBSW-Bloomberg 6-Month	Pay	5.000	06/15/2017		2,200	(1)
Goldman Sachs Bank USA	AUD-BBR-BBSW-Bloomberg 6-Month	Pay	5.000	06/15/2017		48,900	171
Royal Bank of Scotland plc	AUD-BBR-BBSW-Bloomberg 6-Month	Pay	5.000	06/15/2017		4,500	(3)
Bank of America N.A.	Brazil Cetip Interbank Deposit	Pay	11.980	01/02/2012	R$	13,000	296
Barclays Bank plc	Brazil Cetip Interbank Deposit	Pay	10.835	01/02/2012		1,800	11
Barclays Bank plc	Brazil Cetip Interbank Deposit	Pay	11.910	01/02/2013		76,100	1,180
Barclays Bank plc	Brazil Cetip Interbank Deposit	Pay	12.285	01/02/2013		87,400	1,819
Barclays Bank plc	Brazil Cetip Interbank Deposit	Pay	12.455	01/02/2013		14,500	180
Barclays Bank plc	Brazil Cetip Interbank Deposit	Pay	10.830	01/02/2014		900	2
BNP Paribas S.A.	Brazil Cetip Interbank Deposit	Pay	12.800	01/02/2013		47,800	1,194
Credit Suisse International	Brazil Cetip Interbank Deposit	Pay	11.760	01/02/2012		2,600	16
Credit Suisse International	Brazil Cetip Interbank Deposit	Pay	12.480	01/02/2013		63,900	1,116
HSBC Bank USA, N.A.	Brazil Cetip Interbank Deposit	Pay	10.610	01/02/2012		3,200	14

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

SWAP AGREEMENTS—Continued

INTEREST RATE SWAPS—Continued

Counterparty	Senior Bond Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000s)		Unrealized Appreciation/ (Depreciation) (000s)
HSBC Bank USA, N.A.	Brazil Cetip Interbank Deposit	Pay	11.140%	01/02/2012	R$	12,000	$136
HSBC Bank USA, N.A.	Brazil Cetip Interbank Deposit	Pay	14.765	01/02/2012		900	52
HSBC Bank USA, N.A.	Brazil Cetip Interbank Deposit	Pay	10.450	01/02/2013		98,600	97
HSBC Bank USA, N.A.	Brazil Cetip Interbank Deposit	Pay	11.880	01/02/2013		22,000	366
HSBC Bank USA, N.A.	Brazil Cetip Interbank Deposit	Pay	11.890	01/02/2013		190,000	3,136
HSBC Bank USA, N.A.	Brazil Cetip Interbank Deposit	Pay	12.300	01/02/2013		91,600	1,747
HSBC Bank USA, N.A.	Brazil Cetip Interbank Deposit	Pay	12.830	01/02/2013		76,700	1,942
HSBC Bank USA, N.A.	Brazil Cetip Interbank Deposit	Pay	10.530	01/02/2014		54,900	167
HSBC Bank USA, N.A.	Brazil Cetip Interbank Deposit	Pay	10.990	01/02/2014		44,400	151
HSBC Bank USA, N.A.	Brazil Cetip Interbank Deposit	Pay	11.530	01/02/2014		3,200	35
HSBC Bank USA, N.A.	Brazil Cetip Interbank Deposit	Pay	12.540	01/02/2014		3,100	78
JP Morgan Chase Bank, N.A.	Brazil Cetip Interbank Deposit	Pay	12.070	01/02/2013		13,700	182
JP Morgan Chase Bank, N.A.	Brazil Cetip Interbank Deposit	Pay	12.170	01/02/2013		54,200	946
JP Morgan Chase Bank, N.A.	Brazil Cetip Interbank Deposit	Pay	10.870	01/02/2014		18,100	68
JP Morgan Chase Bank, N.A.	Brazil Cetip Interbank Deposit	Pay	12.200	01/02/2014		24,100	625
Morgan Stanley Capital Services LLC	Brazil Cetip Interbank Deposit	Pay	10.455	01/02/2013		20,400	12
Morgan Stanley Capital Services LLC	Brazil Cetip Interbank Deposit	Pay	11.980	01/02/2013		11,700	198
Morgan Stanley Capital Services LLC	Brazil Cetip Interbank Deposit	Pay	12.500	01/02/2013		30,400	380
Morgan Stanley Capital Services LLC	Brazil Cetip Interbank Deposit	Pay	10.580	01/02/2014		82,100	227
Morgan Stanley Capital Services LLC	Brazil Cetip Interbank Deposit	Pay	11.670	01/02/2014		3,400	35
Morgan Stanley Capital Services LLC	Brazil Cetip Interbank Deposit	Pay	12.540	01/02/2014		24,600	499
UBS AG	Brazil Cetip Interbank Deposit	Pay	10.575	01/02/2012		3,500	31
UBS AG	Brazil Cetip Interbank Deposit	Pay	10.605	01/02/2013		36,100	50
UBS AG	Brazil Cetip Interbank Deposit	Pay	11.850	01/02/2013		18,400	161
UBS AG	Brazil Cetip Interbank Deposit	Pay	12.070	01/02/2013		14,800	260
UBS AG	Brazil Cetip Interbank Deposit	Pay	10.770	01/02/2014		41,100	147
UBS AG	Brazil Cetip Interbank Deposit	Pay	12.250	01/02/2014		18,000	431
Barclays Bank plc	EUR-EURIBOR-Act 6-Month	Pay	2.500	09/21/2018		€6,400	242
Barclays Bank plc	EUR-EURIBOR-Act 6-Month	Pay	3.000	09/21/2021		21,700	940
Barclays Bank plc	EUR-EURIBOR-Act 6-Month	Pay	2.500	03/21/2022		18,500	(360)
BNP Paribas S.A.	EUR-EURIBOR-Act 6-Month	Pay	3.000	03/21/2022		11,000	277
Citibank, N.A.	EUR-EURIBOR-Act 6-Month	Pay	3.650	09/21/2021		8,500	1,117
Citibank, N.A.	EUR-EURIBOR-Act 6-Month	Pay	2.500	03/21/2022		36,700	(688)
Credit Suisse International	EUR-EURIBOR-Act 6-Month	Pay	3.500	09/21/2021		11,300	1,317
Deutsche Bank AG	EUR-EURIBOR-Act 6-Month	Pay	3.000	09/21/2021		37,700	1,470
Deutsche Bank AG	EUR-EURIBOR-Act 6-Month	Pay	3.500	09/21/2021		6,200	633
Deutsche Bank AG	EUR-EURIBOR-Act 6-Month	Pay	3.000	03/21/2022		17,800	433
Goldman Sachs Bank USA	EUR-EURIBOR-Act 6-Month	Pay	2.500	03/21/2022		55,500	(1,010)
HSBC Bank USA, N.A.	EUR-EURIBOR-Act 6-Month	Pay	3.500	09/21/2021		25,300	2,541
Morgan Stanley Capital Services LLC	EUR-EURIBOR-Act 6-Month	Pay	3.500	09/21/2021		4,500	523
Morgan Stanley Capital Services LLC	EUR-EURIBOR-Act 6-Month	Pay	3.650	09/21/2021		50,300	6,426
Morgan Stanley Capital Services LLC	EUR-EURIBOR-Act 6-Month	Pay	3.000	03/21/2022		38,900	715
UBS AG	EUR-EURIBOR-Act 6-Month	Pay	2.500	03/21/2022		55,700	(1,049)
Barclays Bank plc	British Bankers’ Association LIBOR USD 3-Month	Pay	3.000	10/13/2021		$100	1
HSBC Bank USA, N.A.	British Bankers’ Association LIBOR USD 3-Month	Receive	4.250	06/15/2041		19,000	(5,712)
JP Morgan Chase Bank, N.A.	British Bankers’ Association LIBOR USD 3-Month	Pay	3.000	10/13/2021		8,500	93
CME Group	British Bankers’ Association LIBOR USD 3-Month	Pay	3.000	10/13/2021		10,800	50
CME Group	British Bankers’ Association LIBOR USD 3-Month	Pay	4.250	06/15/2041		312,200	1,316
BNP Paribas S.A.	Federal Fund Effective Rate US	Pay	1.000	09/19/2014		42,100	562
Goldman Sachs Bank USA	Federal Fund Effective Rate US	Pay	0.500	09/19/2014		21,300	368
Morgan Stanley Capital Services LLC	Federal Fund Effective Rate US	Pay	0.500	09/19/2013		106,500	501
Barclays Bank plc	GBP-LIBOR-BBA-Bloomberg 6-Month	Pay	3.000	03/21/2022		£27,300	695
Barclays Bank plc	GBP-LIBOR-BBA-Bloomberg 6-Month	Pay	3.250	06/20/2042		1,300	(40)
HSBC Bank USA, N.A.	GBP-LIBOR-BBA-Bloomberg 6-Month	Pay	3.000	03/21/2022		114,400	2,625
HSBC Bank USA, N.A.	GBP-LIBOR-BBA-Bloomberg 6-Month	Pay	3.250	06/20/2042		3,700	(114)
Barclays Bank plc	Mexica TIIE-Banxico	Pay	5.600	09/06/2016	MEX$	526,200	4
HSBC Bank USA, N.A.	Mexica TIIE-Banxico	Pay	5.600	09/06/2016		521,900	56
Morgan Stanley Capital Services LLC	Mexica TIIE-Banxico	Pay	5.600	09/06/2016		27,000	8
Morgan Stanley Capital Services LLC	Mexica TIIE-Banxico	Pay	6.350	06/02/2021		213,600	(331)

Interest Rate Swaps							$31,849

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

SWAP AGREEMENTS—Continued

CREDIT DEFAULT SWAPS

Counterparty	Reference Entity	Buy/ Sell[a,b]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[c]	Market Value[d] (000s)	Upfront Premium Paid/(Received) (000s)	Notional Amount[e] (000s)	Unrealized Appreciation/ (Depreciation) (000s)
BNP Paribas S.A.	United States of America 4.875% due 08/15/2016	Sell	0.250%	03/20/2016	0.355%	$(89)	$(219)	€15,500	$130
UBS AG	United States of America 4.875% due 08/15/2016	Sell	0.250	09/20/2015	0.321	(92)	(414)	27,700	322
Deutsche Bank AG	Ally Financial Inc. Senior Bond 8.300% due 02/12/2015	Sell	5.000	12/20/2016	5.700	(416)	(784)	$19,600	368
Deutsche Bank AG	Berkshire Hathaway Inc. Senior Bond 4.625% due 10/15/2013	Sell	0.850	03/20/2013	0.906	1	—	2,800	1
UBS AG	Berkshire Hathaway Inc. Senior Bond 4.625% due 10/15/2013	Sell	1.000	03/20/2015	1.328	(26)	(49)	2,700	23
Deutsche Bank AG	Dow Jones CDX Emerging Markets Index Series 12, 0.037%	Sell	5.000	12/20/2014	2.474	252	309	3,100	(57)
Barclays Bank plc	Dow Jones CDX Emerging Markets Index Series 13, 0.037%	Sell	5.000	06/20/2015	2.371	4,633	6,011	48,200	(1,378)
Barclays Bank plc	Dow Jones CDX Emerging Markets Index Series 13, 0.037%	Sell	5.000	06/20/2015	2.371	29	37	300	(8)
Credit Suisse International	Dow Jones CDX Emerging Markets Index Series 13, 0.037%	Sell	5.000	06/20/2015	2.371	135	186	1,400	(51)
Credit Suisse International	Dow Jones CDX Emerging Markets Index Series 13, 0.037%	Sell	5.000	06/20/2015	2.371	96	141	1,000	(45)
Deutsche Bank AG	Dow Jones CDX Emerging Markets Index Series 13, 0.037%	Sell	5.000	06/20/2015	2.371	567	804	5,900	(237)
HSBC Bank USA, N.A.	Dow Jones CDX Emerging Markets Index Series 13, 0.037%	Sell	5.000	06/20/2015	2.371	5,652	3,704	58,800	1,948
HSBC Bank USA, N.A.	Dow Jones CDX Emerging Markets Index Series 13, 0.037%	Sell	5.000	06/20/2015	2.371	1,576	2,070	16,400	(494)
JP Morgan Chase Bank, N.A.	Dow Jones CDX Emerging Markets Index Series 13, 0.037%	Sell	5.000	06/20/2015	2.371	221	260	2,300	(39)
Morgan Stanley Capital Services LLC	Dow Jones CDX Emerging Markets Index Series 13, 0.037%	Sell	5.000	06/20/2015	2.371	942	1,163	9,800	(221)
Barclays Bank plc	Dow Jones CDX Emerging Markets Index Series 14, 0.037%	Sell	5.000	12/20/2015	2.471	1,591	2,143	15,400	(552)
Citibank, N.A.	Dow Jones CDX Emerging Markets Index Series 14, 0.037%	Sell	5.000	12/20/2015	2.471	558	747	5,400	(189)
Deutsche Bank AG	Dow Jones CDX Emerging Markets Index Series 14, 0.037%	Sell	5.000	12/20/2015	2.471	940	1,167	9,100	(227)
HSBC Bank USA, N.A.	Dow Jones CDX Emerging Markets Index Series 14, 0.037%	Sell	5.000	12/20/2015	2.471	320	410	3,100	(90)
JP Morgan Chase Bank, N.A.	Dow Jones CDX Emerging Markets Index Series 14, 0.037%	Sell	5.000	12/20/2015	2.471	103	132	1,000	(29)
Morgan Stanley Capital Services LLC	Dow Jones CDX Emerging Markets Index Series 14, 0.037%	Sell	5.000	12/20/2015	2.471	455	572	4,400	(117)
UBS AG	Dow Jones CDX Emerging Markets Index Series 14, 0.037%	Sell	5.000	12/20/2015	2.471	186	249	1,800	(63)
Barclays Bank plc	Dow Jones CDX Emerging Markets Index Series 15, 0.037%	Sell	5.000	06/20/2016	2.578	915	1,061	8,400	(146)
Deutsche Bank AG	Dow Jones CDX Emerging Markets Index Series 15, 0.037%	Sell	5.000	06/20/2016	2.578	251	312	2,300	(61)
JP Morgan Chase Bank, N.A.	Dow Jones CDX Emerging Markets Index Series 15, 0.037%	Sell	5.000	06/20/2016	2.578	436	528	4,000	(92)
Citibank, N.A.	Dow Jones CDX North America High Yield Index Series 8-V17 5Y 35-100%	Sell	0.355	06/20/2012	0.071	22	—	9,629	22
Citibank, N.A.	Dow Jones CDX North America High Yield Index Series 8-V17 5Y 35-100%	Sell	0.360	06/20/2012	0.071	11	—	4,815	11
Citibank, N.A.	Dow Jones CDX North America High Yield Index Series 8-V17 5Y 35-100%	Sell	0.401	06/20/2012	0.071	6	—	2,407	6

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

SWAP AGREEMENTS—Continued

CREDIT DEFAULT SWAPS—Continued

Counterparty	Reference Entity	Buy/ Sell[a,b]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[c]	Market Value[d] (000s)	Upfront Premium Paid/(Received) (000s)	Notional Amount[e] (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Deutsche Bank AG	Dow Jones CDX North America Investment Grade Index Series 10-V4 5Y 30-100%	Sell	0.530%	06/20/2013	0.070%	$31	$—	$3,858	$31
Morgan Stanley Capital Services LLC	Dow Jones CDX North America Investment Grade Index Series 9-V3 5Y 15-30%	Sell	0.963	12/20/2012	0.088	73	—	6,500	73
Deutsche Bank AG	Dow Jones CDX North America Investment Grade Index Series 9-V4 5Y 30-100%	Sell	0.705	12/20/2012	0.063	137	—	16,782	137
Bank of America N.A.	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	09/20/2015	1.163	(4)	(7)	700	3
Barclays Bank plc	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	06/20/2015	1.121	(6)	(27)	1,900	21
Barclays Bank plc	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	09/20/2015	1.163	(12)	(20)	2,300	8
Barclays Bank plc	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	03/20/2016	1.254	(82)	(57)	8,500	(25)
Barclays Bank plc	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	12/20/2016	1.385	(469)	(667)	26,500	198
Citibank, N.A.	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	09/20/2015	1.163	(5)	(16)	1,000	11
Citibank, N.A.	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	06/20/2016	1.303	(549)	(135)	44,500	(414)
Credit Suisse International	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	06/20/2015	1.121	(2)	(18)	700	16
Deutsche Bank AG	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	06/20/2015	1.121	(17)	(60)	5,500	43
Deutsche Bank AG	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	06/20/2015	1.121	(5)	(15)	1,500	10
Deutsche Bank AG	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	06/20/2016	1.303	(188)	(45)	15,200	(143)
HSBC Bank USA, N.A.	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	06/20/2015	1.121	(4)	(35)	1,300	31
HSBC Bank USA, N.A.	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	09/20/2015	1.163	(17)	(25)	3,300	8
HSBC Bank USA, N.A.	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	06/20/2020	1.632	(421)	(298)	9,000	(123)
HSBC Bank USA, N.A.	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	06/20/2020	1.632	(515)	(343)	11,000	(172)
JP Morgan Chase Bank, N.A.	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	06/20/2015	1.121	(36)	(125)	11,400	89
JP Morgan Chase Bank, N.A.	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	09/20/2015	1.163	(17)	(29)	3,300	12
JP Morgan Chase Bank, N.A.	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	09/20/2016	1.346	(68)	(27)	4,500	(41)
Morgan Stanley Capital Services LLC	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	06/20/2015	1.121	(5)	(15)	1,600	10
UBS AG	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	09/20/2015	1.163	(4)	(5)	700	1
Barclays Bank plc	French Republic 4.250% due 04/25/2019	Sell	0.250	09/20/2016	1.725	(74)	(67)	1,100	(7)
Deutsche Bank AG	French Republic 4.250% due 04/25/2019	Sell	0.250	03/20/2016	1.651	(197)	(138)	3,400	(59)
Goldman Sachs International	French Republic 4.250% due 04/25/2019	Sell	0.250	12/20/2016	1.757	(2,487)	(2,594)	34,700	107
HSBC Bank USA, N.A.	French Republic 4.250% due 04/25/2019	Sell	0.250	09/20/2016	1.725	(74)	(67)	1,100	(7)
Morgan Stanley Capital Services LLC	French Republic 4.250% due 04/25/2019	Sell	0.250	03/20/2016	1.651	(35)	(21)	600	(14)
Morgan Stanley Capital Services LLC	French Republic 4.250% due 04/25/2019	Sell	0.250	09/20/2016	1.725	(242)	(170)	3,600	(72)

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

SWAP AGREEMENTS—Continued

CREDIT DEFAULT SWAPS—Continued

Counterparty	Reference Entity	Buy/ Sell[a,b]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[c]	Market Value[d] (000s)	Upfront Premium Paid/(Received) (000s)	Notional Amount[e] (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Royal Bank of Scotland plc	French Republic 4.250% due 04/25/2019	Sell	0.250%	12/20/2015	1.607%	$(112)	$(42)	$2,100	$(70)
Royal Bank of Scotland plc	French Republic 4.250% due 04/25/2019	Sell	0.250	03/20/2016	1.651	(35)	(20)	600	(15)
UBS AG	French Republic 4.250% due 04/25/2019	Sell	0.250	09/20/2015	1.569	(68)	(37)	1,400	(31)
UBS AG	French Republic 4.250% due 04/25/2019	Sell	0.250	03/20/2016	1.651	(191)	(133)	3,300	(58)
UBS AG	French Republic 4.250% due 04/25/2019	Sell	0.250	09/20/2016	1.725	(40)	(32)	600	(8)
Barclays Bank plc	General Electric Capital Corporation 6.000% due 06/15/2012	Sell	0.640	12/20/2012	1.712	(64)	—	5,600	(64)
Citibank, N.A.	General Electric Capital Corporation Senior Bond 5.625% due 09/15/2017	Sell	3.850	03/20/2014	2.102	404	—	9,000	404
Deutsche Bank AG	General Electric Capital Corporation Senior Bond 5.625% due 09/15/2017	Sell	4.900	12/20/2013	2.055	123	—	1,900	123
Deutsche Bank AG	General Electric Capital Corporation Senior Bond 5.625% due 09/15/2017	Sell	1.000	03/20/2016	2.259	(25)	(31)	500	6
JP Morgan Chase Bank, N.A.	General Electric Capital Corporation Senior Bond 5.625% due 09/15/2017	Sell	1.000	03/20/2013	1.804	(133)	(175)	13,500	42
Morgan Stanley Capital Services LLC	General Electric Capital Corporation Senior Bond 5.625% due 09/15/2017	Sell	1.000	03/20/2013	1.804	(98)	(107)	10,000	9
Morgan Stanley Capital Services LLC	General Electric Capital Corporation Senior Bond 5.625% due 09/15/2017	Sell	1.000	06/20/2016	2.277	(80)	(6)	1,500	(74)
JP Morgan Chase Bank, N.A.	Government of Japan 2.000% due 03/21/2022	Sell	1.000	03/20/2016	0.898	21	33	3,800	(12)
Morgan Stanley Capital Services LLC	Government of Japan 2.000% due 03/21/2022	Sell	1.000	06/20/2016	0.938	172	281	43,800	(109)
Royal Bank of Scotland plc	Government of Japan 2.000% due 03/21/2022	Sell	1.000	03/20/2016	0.898	157	316	28,500	(159)
UBS AG	Government of Japan 2.000% due 03/21/2022	Sell	1.000	09/20/2015	0.821	96	18	12,000	78
UBS AG	Government of Japan 2.000% due 03/21/2022	Sell	1.000	12/20/2015	0.853	102	2	14,400	100
UBS AG	Government of Japan 2.000% due 03/21/2022	Sell	1.000	03/20/2016	0.898	70	(24)	12,600	94
Citibank, N.A.	Kingdom of Spain 5.500% due 07/30/2017	Sell	1.000	06/20/2016	3.337	(556)	(409)	5,900	(147)
JP Morgan Chase Bank, N.A.	Mexico Government 7.500% due 04/08/2033	Sell	0.920	03/20/2016	1.242	(4)	—	300	(4)
Barclays Bank plc	People’s Republic of China 4.750% due 10/29/2013	Sell	1.000	03/20/2016	1.156	(5)	11	900	(16)
BNP Paribas S.A.	People’s Republic of China 4.750% due 10/29/2013	Sell	1.000	03/20/2016	1.156	(3)	6	500	(9)
Citibank, N.A.	People’s Republic of China 4.750% due 10/29/2013	Sell	1.000	06/20/2015	1.034	—	45	2,600	(45)
Citibank, N.A.	People’s Republic of China 4.750% due 10/29/2013	Sell	1.000	06/20/2016	1.202	(90)	124	11,500	(214)
Deutsche Bank AG	People’s Republic of China 4.750% due 10/29/2013	Sell	1.000	09/20/2016	1.243	(17)	10	1,700	(27)
JP Morgan Chase Bank, N.A.	People’s Republic of China 4.750% due 10/29/2013	Sell	1.000	06/20/2016	1.202	(35)	48	4,500	(83)
JP Morgan Chase Bank, N.A.	People’s Republic of China 4.750% due 10/29/2013	Sell	1.000	09/20/2016	1.243	(39)	22	3,800	(61)

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

SWAP AGREEMENTS—Continued

CREDIT DEFAULT SWAPS—Continued

Counterparty	Reference Entity	Buy/ Sell[a,b]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[c]	Market Value[d] (000s)	Upfront Premium Paid/(Received) (000s)	Notional Amount[e] (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Morgan Stanley Capital Services LLC	People’s Republic of China 4.750% due 10/29/2013	Sell	1.000%	09/20/2016	1.243%	$(19)	$10	$1,900	$(29)
Royal Bank of Scotland plc	People’s Republic of China 4.750% due 10/29/2013	Sell	1.000	06/20/2015	1.034	—	141	7,900	(141)
Royal Bank of Scotland plc	People’s Republic of China 4.750% due 10/29/2013	Sell	1.000	06/20/2016	1.202	(34)	45	4,300	(79)
Royal Bank of Scotland plc	People’s Republic of China 4.750% due 10/29/2013	Sell	1.000	09/20/2016	1.243	(12)	9	1,200	(21)
UBS AG	People’s Republic of China 4.750% due 10/29/2013	Sell	1.000	09/20/2016	1.243	(5)	3	500	(8)
Barclays Bank plc	Republic of Indonesia 7.250% due 04/20/2015	Sell	1.000	06/20/2016	1.760	(122)	(61)	3,800	(61)
Barclays Bank plc	Republic of Indonesia 7.250% due 04/20/2015	Sell	1.000	06/20/2016	1.760	(119)	(59)	3,700	(60)
Deutsche Bank AG	Republic of Indonesia 7.250% due 04/20/2015	Sell	1.000	09/20/2015	1.586	(25)	(28)	1,200	3
Morgan Stanley Capital Services LLC	Republic of Indonesia 7.250% due 04/20/2015	Sell	1.000	09/20/2016	1.813	(166)	(68)	4,600	(98)
UBS AG	Republic of Indonesia 7.250% due 04/20/2015	Sell	1.000	09/20/2016	1.813	(72)	(32)	2,000	(40)
Barclays Bank plc	Republic of Italy 6.875% due 09/27/2023	Sell	1.000	03/20/2016	4.376	(502)	(156)	4,000	(346)
Deutsche Bank AG	Republic of Italy 6.875% due 09/27/2023	Sell	1.000	06/20/2016	4.388	(738)	(144)	5,600	(594)
Royal Bank of Scotland plc	Republic of Italy 6.875% due 09/27/2023	Sell	1.000	03/20/2016	4.376	(1,958)	(593)	15,600	(1,365)
Societe Generale Paris	Republic of Italy 6.875% due 09/27/2023	Sell	1.000	03/20/2016	4.376	(1,883)	(561)	15,000	(1,322)
Citibank, N.A.	Republic of Kazakhstan 0.037%	Sell	1.000	03/20/2016	2.989	(24)	(14)	500	(10)
Deutsche Bank AG	Republic of Kazakhstan 0.037%	Sell	1.000	03/20/2016	3.766	(24)	(15)	500	(9)
HSBC Bank USA, N.A.	Republic of Kazakhstan 0.037%	Sell	1.000	03/20/2016	3.766	(20)	(12)	400	(8)
Deutsche Bank AG	Republic of Korea 4.875% due 09/22/2014	Sell	1.000	06/20/2016	1.321	(31)	1	2,400	(32)
Deutsche Bank AG	Republic of Korea 4.875% due 09/22/2014	Sell	1.000	06/20/2016	1.321	(21)	1	1,600	(22)
JP Morgan Chase Bank, N.A.	Republic of Panama 8.875% due 09/30/2027	Sell	0.730	01/20/2012	0.418	8	—	3,000	8
Morgan Stanley Capital Services LLC	Republic of Panama 8.875% due 09/30/2027	Sell	0.750	01/20/2012	0.418	3	—	1,000	3
Citibank, N.A.	State of Illinois 5.000% due 06/01/2029	Sell	2.420	03/20/2021	2.680	(28)	—	2,500	(28)
BNP Paribas S.A.	UBS AG Senior Bond 1.614% due 04/18/2012	Sell	0.760	03/20/2013	1.228	(114)	—	20,470	(114)
Credit Suisse International	United Kingdom of Great Britain and Northern Ireland 4.250% due 06/07/2032	Sell	1.000	03/20/2016	0.716	29	42	2,200	(13)
Deutsche Bank AG	United Kingdom of Great Britain and Northern Ireland 4.250% due 06/07/2032	Sell	1.000	03/20/2016	0.716	8	12	600	(4)
JP Morgan Chase Bank, N.A.	United Kingdom of Great Britain and Northern Ireland 4.250% due 06/07/2032	Sell	1.000	03/20/2015	0.550	20	6	1,200	14
JP Morgan Chase Bank, N.A.	United Kingdom of Great Britain and Northern Ireland 4.250% due 06/07/2032	Sell	1.000	03/20/2015	0.550	42	11	2,600	31
JP Morgan Chase Bank, N.A.	United Kingdom of Great Britain and Northern Ireland 4.250% due 06/07/2032	Sell	1.000	06/20/2015	0.595	344	272	21,900	72

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

SWAP AGREEMENTS—Continued

CREDIT DEFAULT SWAPS—Continued

Counterparty	Reference Entity	Buy/ Sell[a,b]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[c]	Market Value[d] (000s)	Upfront Premium Paid/(Received) (000s)	Notional Amount[e] (000s)	Unrealized Appreciation/ (Depreciation) (000s)
UBS AG	United Kingdom of Great Britain and Northern Ireland 4.250% due 06/07/2032	Sell	1.000%	12/20/2015	0.669%	$85	$138	$5,800	$(53)
UBS AG	United Kingdom of Great Britain and Northern Ireland 4.250% due 06/07/2032	Sell	1.000	06/20/2016	0.759	28	40	2,300	(12)
UBS AG	United Kingdom of Great Britain and Northern Ireland 4.250% due 06/07/2032	Sell	1.000	06/20/2016	0.759	57	82	4,700	(25)
Citibank, N.A.	United Mexican States 7.500% due 04/08/2033	Sell	1.000	09/20/2015	1.149	(7)	(20)	1,600	13
Citibank, N.A.	United Mexican States 7.500% due 04/08/2033	Sell	1.000	06/20/2016	1.285	(691)	11	59,600	(702)
Deutsche Bank AG	United Mexican States 7.500% due 04/08/2033	Sell	1.000	03/20/2016	1.240	(134)	(109)	14,800	(25)
HSBC Bank USA, N.A.	United Mexican States 7.500% due 04/08/2033	Sell	1.000	03/20/2016	1.240	(188)	(154)	20,800	(34)
UBS AG	United Mexican States 7.500% due 04/08/2033	Sell	1.000	09/20/2015	1.149	(3)	(7)	600	4

Credit Default Swaps									$(6,990)

Total Swaps									$24,859

WRITTEN OPTIONS OPEN AT OCTOBER 31, 2011

Description	Number of Shares/Contracts	Strike Index/Price/Rate		Expiration Date	Value (000s)
Inflation-Linked Swap Option (Put)	(5,100,000)	215.95	Y	03/10/2020	$(22)
Inflation-Linked Swap Option (Put)	(14,100,000)	215.95	Y	03/12/2020	(31)
Inflation-Linked Swap Option (Put)	(33,900,000)	216.69	Y	04/07/2020	(78)
Inflation-Linked Swap Option (Put)	(15,100,000)	217.97	Y	09/29/2020	(40)
Inflation-Linked Swap Option (Put)	(15,600,000)	218.01	Y	10/13/2020	(73)
Credit Default Option 5 year (Call)	(52,000,000)	0.80%		12/21/2011	(7)
Credit Default Option 5 year (Call)	(45,000,000)	0.82		12/21/2011	(8)
Credit Default Option 5 year (Call)	(23,400,000)	0.84		12/21/2011	(5)
Credit Default Option 5 year (Call)	(184,700,000)	0.85		12/21/2011	(47)
Credit Default Option 5 year (Call)	(20,500,000)	1.00		12/21/2011	(26)
Credit Default Option 5 year (Call)	(20,500,000)	1.50		12/21/2011	(34)
Forward Volatility Swaption 1 year (Call)	(129,900,000)	1.09		11/14/2011	(1,526)
Interest Rate Swap Option 1 year (Put)	(133,700,000)	1.75		11/19/2012	(80)
Interest Rate Swap Option 1 year (Put)	(542,600,000)	1.75		07/11/2013	(938)
Interest Rate Swap Option 1 year (Put)	(210,200,000)	2.00		04/30/2012	(34)
Interest Rate Swap Option 2 year (Put)	(80,300,000)	1.20		07/11/2013	(614)
Interest Rate Swap Option 2 year (Put)	(557,200,000)	2.25		09/24/2012	(410)
Interest Rate Swap Option 3 year (Put)	(30,300,000)	1.00		08/13/2012	(222)
Interest Rate Swap Option 3 year (Put)	(147,000,000)	2.75		06/18/2012	(60)
Interest Rate Swap Option 3 year (Put)	(589,000,000)	3.00		06/18/2012	(171)
Interest Rate Swap Option 5 year (Put)	(414,800,000)	1.70		08/13/2012	(6,186)
Interest Rate Swap Option 5 year (Put)	(84,500,000)	3.25		07/16/2012	(119)
Interest Rate Swap Option 10 year (Put)	(35,100,000)	10.00		07/10/2012	—
Eurodollar Futures Option-CME (Put)	(1,022)	$99.00		03/19/2012	(115)

Written options outstanding, at value (premiums received of $28,004)					$(10,846)

FIXED INCOME INVESTMENTS SOLD SHORT AT OCTOBER 31, 2011

Par Value (000s)	Security	Value (000s)
$(15,000)	Federal National Mortgage Association TBA (proceeds $16,228)	$(16,273)

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

FAIR VALUE MEASUREMENTS

The following table summarizes the Fund’s investments as of October 31, 2011 based on the inputs used to value them.

Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Investments in Securities
Asset-Backed Securities	$—	$90,090	$—	$90,090
Bank Loan Obligations	—	20,775	—	20,775
Certificates of Deposit	—	38,966	—	38,966
Collateralized Mortgage Obligations	—	320,806	—	320,806
Common Stocks	2	—	—	2
Convertible Bonds	—	37,694	—	37,694
Corporate Bond & Notes	—	2,206,265	14,292	2,220,557
Foreign Government Obligations	—	657,742	—	657,742
Mortgage Pass-Through	—	2,896,651	2,799	2,899,450
Municipal Bonds	—	342,000	—	342,000
Preferred Stocks	12,610	1,418	—	14,028
Purchased Options	—	753	—	753
Rights/Warrants	2	—	14	16
U.S. Government Agencies	—	540,035	—	540,035
U.S. Government Obligations	—	1,497,684	—	1,497,684
Short-Term Investments
Certificates of Deposit	—	38,955	—	38,955
Commercial Paper	—	136,750	—	136,750
Repurchase Agreements	—	182,162	—	182,162
U.S. Treasury Bills	—	11,655	—	11,655

Total Investments in Securities	$12,614	$9,020,401	$17,105	$9,050,120

Liability Category
Fixed Income Investments Sold Short	$—	$(16,273)	$—	$(16,273)

Investments in Other Financial Instruments
Forward Currency Contracts	—	(27,573)	—	(27,573)
Futures Contracts	31,777	—	—	31,777
Options-Written	(115)	(10,731)	—	(10,846)
Swap Agreements	—	24,859	—	24,859

Total Investments in Other Financial Instruments	$31,662	$(13,445)	$—	$18,217

Total Investments	$44,276	$8,990,683	$17,105	$9,052,064

The following is a reconciliation of the Fund’s Level 3 investments during the period ended October 31, 2011.

Valuation Description	Beginning Balance at 11/01/2010 (000s)	Purchases (000s)	Sales (000s)	Accrued Discount/ (Premium) (000s)	Total Realized Gain/(Loss)[w] (000s)	Change in Unrealized Appreciation/ (Depreciation)[w] (000s)	Transfers In Level 3 (000s)		Transfers Out of Level 3 (000s)	Ending Balance as of 10/31/2011[w] (000s)
Corporate Bonds & Notes	$748	$15,192	$—	$71	$—	$(1,003)	$—		$(716)[h]	$14,292
Mortgage Pass-Through	2,482	500	(177)	(3)	(1)	(2)	—		—	2,799
Rights/Warrants	—	—	—	—	—	—	14	[i]	—	14
Swap Agreements	—	160,700	(156,707)	—	(3,993)	—	—		—	—

Total	$3,230	$176,392	$(156,884)	$68	$(3,994)	$(1,005)	$14		$(716)	$17,105

There were no significant transfers between levels during the year.

For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

*	Security in default.

1	Floating rate security. The stated rate represents the rate in effect at October 31, 2011.

2	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service in accordance with Harbor Funds Valuation Procedures. At October 31, 2011, these securities were valued at $1,035,648 or 14% of net assets.

3	Variable rate security. The stated rate represents the rate in effect at October 31, 2011.

4	REMICs are CMOs which can hold mortgages secured by any type of real property and issue multiple-class securities backed by those mortgages.

5	MTN after the name of a security stands for Medium Term Note.

6	Perpetuity bond. The maturity date represents the next callable date.

7	Inflation-protected securities (IPS) are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.

8	TBAs are mortgage-backed securities traded under delayed delivery commitments, settling after October 31, 2011. Although the unit price for the trades has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 2% from the principal amount. Income on TBAs is not earned until settlement date. (See Note 2 to the Financial Statements).

9	At October 31, 2011, a portion of securities held by the Fund were pledged to cover margin requirements for open future contracts, written options on futures contracts and swap options. (See Note 2 to the Financial Statements.) The securities pledged had an aggregate market value of $1,515,009 or 20% of net assets.

a	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

b	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

c	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identifìed as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

d	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profìt) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

e	The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defìned under the terms of that particular swap agreement.

h	Transferred from Level 3 to Level 2 due to availability of observable market data for pricing input.

i	Transferred from Level 2 to Level 3 due to unavailability of observable market data for pricing input.

w	The amounts in this category are included in the “Realized and Change in Unrealized Gain/(Loss) on Investment Transactions” section of the Statement of Operations. The net unrealized appreciation/(depreciation) as of October 31, 2011 per investment type is as below:

Valuation Description	Unrealized Gain/(Loss) as of 10/31/2011
Corporate Bonds & Notes	$(971)
Mortgage Pass-Through	(26)
Rights/Warrants	(1)
Swap Agreements	—

Total	$(998)

x	Fair valued in accordance with Harbor Funds Valuation Procedures using last traded price, which is a Level 3 input.

y	Amount represents Index Value.

z	Valued by subadviser in accordance with Harbor Funds Valuation Procedures using quoted prices from actively traded securities with similar terms, which is a Level 3 input.

AUD$	Australian Dollar.

R$	Brazilian Real.

£	British Pound.

CAD$	Canadian Dollar.

€	Euro.

MEX$	Mexican Peso.

SGD	Singapore Dollar.

The accompanying notes are an integral part of the Financial Statements.

Harbor Real Return Fund

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER

Pacific Investment

Management Company

LLC (“PIMCO”)

840 Newport Center Drive

P. O. Box 6430

Newport Beach, CA

92658-6430

PORTFOLIO MANAGER

Mihir Worah

Since 2007

PIMCO has subadvised the Fund since its inception in 2005.

INVESTMENT GOAL

Maximum real return, consistent with preservation of real capital

PRINCIPAL STYLE
CHARACTERISTICS

Inflation-indexed fixed income securities

Mihir Worah

Management’s Discussion of

Fund Performance

MARKET REVIEW

Policymakers around the world continued to have significant impact, and heightened levels of uncertainty and volatility characterized fixed income markets during fiscal 2011. Monetary and fiscal stimulus, including the Federal Reserve’s announcement of a second round of quantitative easing in November 2010, the Fed’s intention to maintain a low-rate environment, and tax-relief legislation passed by the U.S. Congress, gave a boost to riskier asset classes and pushed interest rates to rise across the yield curve early in the fiscal year. Starting from the first quarter of calendar 2011, commodity prices rose amid political upheaval in the Middle East and the devastating earthquake and tsunami followed by nuclear crisis in Japan. The volatility amplified during the second half of the fiscal year in the wake of a series of negative developments including Standard & Poor’s downgrade of the U.S. credit rating, the sovereign debt crisis in Europe, and disappointing economic data around the world. During this period, the market experienced a massive sell-off in risky assets and a flight to quality. In addition, “Operation Twist” (exchanging $400 billion in short-term bonds for longer term securities), announced by the Fed in September 2011, further fueled the rally in Treasurys.

The U.S. real yield curve flattened as rates on longer-dated Treasury Inflation-Protected Securities (TIPS) fell. The Barclays Capital U.S. TIPS Index, a proxy for the performance of TIPS, posted a 9.03% gain for the 12 months ended October 31, 2011. Inflation-linked bonds continued to gain despite long-term disinflationary pressures, as investors’ inflation expectations dropped due to slowing global economic growth. Breakeven inflation (BEI) levels, a measure of market inflation expectations for longer maturities, narrowed. Ten-year BEI levels fell 7 basis points to 2.08% and 5-year levels fell 65 basis points to 2.37%.

PERFORMANCE

The Harbor Real Return Fund underperformed the Barclays Capital U.S. TIPS Index for fiscal 2011. The Fund returned 6.38% (Institutional Class) and 6.12% (Administrative Class), compared with the benchmark return of 9.03%.

The following is a summary of the portfolio’s main contributors and detractors relative to its benchmark.

•	Exposure to nominal duration added to returns, as nominal interest rates declined more than real rates and breakeven levels narrowed.

•	A tactical allocation to duration in the U.K. and core Europe added to performance, as interest rates in those markets declined.

•	An allocation to government agency mortgage-backed securities was negative for performance, as the sector underperformed.

•	Exposure to high-quality corporate bonds hurt returns, as the sector underperformed.

•	A modest exposure to emerging-markets local debts added to performance, as local interest rates in these markets fell.

OUTLOOK AND STRATEGY

We expect the global economy to slow to a 1% to 1.5% real growth rate over the next year, with developed-market growth flattening out and emerging-market growth tracking

Harbor Real Return Fund

MANAGER’S COMMENTARY—Continued

TOP TEN ISSUERS (% of net assets)
U.S. Treasury	91.3%
Australia Government	2.3%
Toronto-Dominion Bank	2.0%
Dexia Credit Local	1.4%
Italy Buoni Poliennali Del Tesoro	1.4%
SLM Student Loan Trust	1.4%
United Kingdom Gilt	1.4%
ING Bank NV	1.3%
HBOS plc	1.0%
Merrill Lynch & Co. Inc.	1.0%

lower to 4.5% to 5%. Developed-market growth should continue to be challenged by consumer deleveraging and an accelerated push toward government contraction. In the U.S., this means reduced spending at federal, state, and local levels. In Europe, it means more austerity in peripheral and, to a lesser extent, core countries. In emerging economies, policymakers’ ability to counterbalance the developed-world slowdown will likely be limited.

We plan to position the portfolio defensively in order to mitigate risks of default and permanent losses arising from heightened recession risk, especially in Europe. We will continue to look for sources of high quality yield and seek to recover any recent underperformance as wider risk premiums in fixed income markets normalize over time.

•

We intend to overweight duration in anticipation of continued interest rate volatility as global economies slow. Our focus will be on high-quality sources of duration in the U.S. but also in Germany, Canada, Australia, Brazil, and Mexico.

•

We will look to maintain an underweight in TIPS in the expectation that weak economic growth will keep short-term real yields low. We plan to overweight long-maturity TIPS to capture positive real yields.

•	We plan to hold non-agency mortgages and commercial mortgage-backed securities that have senior positions in the capital structure and are another source of attractive yield.

•

We plan to trim exposures in corporate bonds overall, looking to shift toward emerging-markets sovereign and corporate credits, U.S. municipals, and agency and non-agency mortgages. We will focus reductions on positions that pose the risk of permanent loss, such as our modest holdings of European banks and financials. We anticipate remaining positive on the Financials sector as a whole, however, and believe that holdings of non-European global banks have the potential to recover from recent underperformance. These credits could perform well in the event that the global economy grows faster than our expectations over the next year.

•

We plan to retain exposure to select corporate and quasi-sovereign bonds in high-quality emerging economies such as Brazil, Mexico, and Russia. We also plan to take exposure to relatively high nominal and real local interest rates in Brazil and Mexico.

•

In light of heightened market volatility and slower global growth, we expect to reduce currency exposure to commodity-intensive economies such as Australia, Brazil, and Canada. We will look to focus our exposures on China and satellite emerging Asian currencies, where we believe currency appreciation is likely to be an important tool for containing inflation and building out the consumer sector.

This report contains the current opinions of Pacific Investment Management Company LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Fixed income securities are affected by interest rate changes and the creditworthiness of the issues held by the Fund. A rise in interest rates will cause a decrease in the value of fixed income securities. Such an event would have an adverse effect on the Fund. The use of derivative instruments may add additional risk. The Fund is non-diversified which means that it may concentrate its assets in a smaller number of issuers, making it more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor Real Return Fund

FUND SUMMARY—October 31, 2011 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2025

Cusip	411511520

Ticker	HARRX

Inception Date	12/01/2005

Net Expense Ratio	0.60%[a]

Total Net Assets (000s)	$420,429

ADMINISTRATIVE CLASS

Fund #	2225

Cusip	411511512

Ticker	HRRRX

Inception Date	12/01/2005

Net Expense Ratio	0.85%[a]

Total Net Assets (000s)	$3,472

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Average Market Coupon	2.10%	1.81%

Yield to Maturity	3.11%	1.80%

Current 30-Day Yield (Institutional Class)	1.94%	N/A

Weighted Average Maturity	10.53 years	7.54 years

Weighted Average Duration	7.17 years	6.54 years

Portfolio Turnover Rate (Year Ended 10/31/2011)	340%	N/A

MATURITY PROFILE (% of investments)

0 to 1 yr.	1.48%

>1 to 5	36.08%

>5 to 10	20.42%

>10 to 15	14.04%

>15 to 20	21.12%

>20 to 25	0.91%

>25 yrs.	5.95%

a	Reflective of a contractual expense cap effective through February 29, 2012.

Harbor Real Return Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $10,000 INVESTMENT

For the period 12/01/2005 through 10/31/2011

The graph compares a $10,000 investment in the Fund with the performance of the Barclays Capital U.S. TIPS Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2011
Harbor Real Return Fund
Institutional Class	6.38%	7.59%	6.70%	12/01/2005	$14,674
Comparative Index
Barclays Capital U.S. TIPS	9.03%	7.54%	6.83%	—	$14,783

Administrative Class

CHANGE IN A $10,000 INVESTMENT

For the period 12/01/2005 through 10/31/2011

The graph compares a $10,000 investment in the Fund with the performance of the Barclays Capital U.S. TIPS Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2011
Harbor Real Return Fund
Administrative Class	6.12%	7.32%	6.42%	12/01/2005	$14,455
Comparative Index
Barclays Capital U.S. TIPS	9.03%	7.54%	6.83%	—	$14,783

As stated in the Fund’s current prospectus, the expense ratios were 0.60% (Net) and 0.64% (Gross) (Institutional Class); and 0.85% (Net) and 0.89% (Gross) (Administrative Class). The net expense ratios are contractually capped until 02/29/2012. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower.

a	Annualized.

Harbor Real Return Fund

PORTFOLIO OF INVESTMENTS—October 31, 2011

Total Investments (% of net assets)

(Excludes net cash, short-term investments, and derivative positions of -28.2%)

ASSET-BACKED SECURITIES—3.0%
Principal Amount (000s)			Value (000s)

		American Money Management Corporation
		Series 2005-5A Cl. A1A
	$296	0.586%—08/08/2017[1,2]	$285
		Ares CLO Funds
		Series 2006-6RA Cl. A1B
	416	0.564%—03/12/2018[1,2]	403
		Driver One GmbH
		Series 8 Cl. A
	€1,060	2.068%—02/21/2017[2]	1,468
		Ford Auto Securitization Trust
		Series 2010-R3A Cl. A1
CAD$	846	1.926%—06/15/2013[1]	850
		Harvest CLO SA
		Series IX Cl. A1
	€191	2.228%—03/29/2017[2]	253
		Hillmark Funding
		Series 2006-1A Cl. A1
	$1,600	0.548%—05/21/2021[1,2]	1,473
		Katonah Ltd.
		Series 6A Cl. A1A
	496	0.671%—09/20/2016[1,2]	485
		Magi Funding plc
		Series I-A Cl. A
	€279	1.835%—04/11/2021[1]	353
		Park Place Securities Inc.
		Series 2004-WWF1 Cl. M2
	$474	0.925%—12/25/2034[2]	450
		Race Point CLO
		Series 2A Cl. A1
	478	0.836%—05/15/2015[1,2]	473
		Saxon Asset Securities Trust
		Series 2003-1 Cl. AF7
	177	4.034%—06/25/2033[3]	161
		SLM Student Loan Trust
		Series 2003-2 Cl. A5
	€2,759	1.788%—12/15/2023[2]	3,661
		Series 2002-7X Cl. A5
	1,461	1.798%—09/15/2021[2]	1,975
		Series 2010-B Cl. A1
	$198	2.163%—08/15/2016[1,2]	198

			5,834

		Wood Street CLO BV
		Series II-A Cl. A1
	€214	1.988%—03/29/2021[1,2]	278

	TOTAL ASSET-BACKED SECURITIES (Cost $12,889)		12,766

BANK LOAN OBLIGATIONS—0.8%
Principal Amount (000s)			Value (000s)

		Intelsat Jackson Holdings SA Term Loan
	$698	5.250%—02/01/2014[2]	$695
		International Lease Finance Corporation Term Loan
	1,000	6.750%—03/17/2015[2]	1,007
		Springleaf Financial Corporation Term Loan
	1,800	5.500%—05/28/2017[2]	1,658

	TOTAL BANK LOAN OBLIGATIONS (Cost $3,473)		3,360

COLLATERALIZED MORTGAGE OBLIGATIONS—3.0%
		Arran Residential Mortgages Funding plc
		Series 2011-1A Cl. A1B
	€1,583	2.735%—11/19/2047[1,2]	2,189
		Series 2011-1A Cl. A1B
	700	2.985%—11/19/2047[1,2]	965

			3,154

		Banc of America Large Loan Inc.
		Series 2010-HLTN Cl. HLTN
	$1,445	1.993%—11/15/2015[1,2]	1,318
		Bear Stearns Adjustable Rate Mortgage Trust
		Series 2005-5 Cl. A1
	10	2.220%—08/25/2035[2]	9
		Series 2005-5 Cl. A2
	17	2.250%—08/25/2035[2]	15
		Series 2005-2 Cl. A1
	16	2.710%—03/25/2035[2]	15
		Series 2005-2 Cl. A2
	5	2.731%—03/25/2035[2]	5

			44

		Citigroup Mortgage Loan Trust Inc.
		Series 2005-12 Cl. 2A1
	619	1.045%—08/25/2035[1,2]	446
		Countrywide Home Loan Mortgage Pass Through Trust
		Series 2004-HYB5 Cl. 2A1
	126	2.697%—04/20/2035[4]	111
		DBUBS Mortgage Trust
		Series 2011-LC2A Cl. A2
	2,800	3.386%—07/10/2044[1]	2,882
		Granite Master Issuer plc
		Series 2006-3 Cl. A3
	187	0.285%—12/20/2054[2]	180
		Holmes Master Issuer plc
		Series 2011-1A Cl. A3
	€1,700	2.922%—10/15/2054[1]	2,340
		JP Morgan Mortgage Trust
		Series 2005-A3 Cl. 2A1
	$512	5.180%—06/25/2035[4]	493
		Permanent Master Issuer plc
		Series 2011-1A Cl. 1A3
	€200	2.872%—07/15/2042[1,2]	276
		RBSSP Resecuritization Trust
		Series 2010-1 Cl. 2A1
	$1,506	2.442%—07/26/2045[1,4]	1,402
		Residential Accredit Loans Inc.
		Series 2006-QO6 Cl. A1
	157	0.425%—06/25/2046[2]	51
		Residential Asset Securitization Trust
		Series 2006-R1 Cl. A2
	105	0.000%—01/25/2046*[2]	44

Harbor Real Return Fund

PORTFOLIO OF INVESTMENTS—Continued

COLLATERALIZED MORTGAGE OBLIGATIONS—Continued
Principal Amount (000s)		Value (000s)

	Structured Asset Mortgage Investments Inc.
	Series 2006-AR5 Cl. 1A1
$96	0.455%—05/25/2046[2]	$48
	Washington Mutual Mortgage Pass Through Certificates
	Series 2003-AR9 Cl. 2A
71	2.554%—09/25/2033[2]	68

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $13,272)		12,857

CORPORATE BONDS & NOTES—21.2%
	ABN Amro Bank NV MTN[5]
1,500	2.198%—01/30/2014[1,2]	1,472
	Ally Financial Inc.
600	3.478%—02/11/2014[2]	559
2,100	8.300%—02/12/2015	2,210

		2,769

	American Express Bank FSB
500	0.376%—05/29/2012[2]	498
600	0.393%—06/12/2012[2]	598

		1,096

	Banco Santander Brasil SA
500	4.250%—01/14/2016[1]	486
	Banco Santander Brazil SA MTN[5]
2,400	2.450%—03/18/2014[1,2]	2,287
	Banco Santander Chile
400	1.659%—04/20/2012[1,2]	400
	Bank of America Corporation MTN[5]
600	0.924%—06/11/2012[2]	943
	BBVA Bancomer SA
800	6.500%—03/10/2021[1]	804
	Citigroup Inc.
£600	0.548%—11/05/2014[2]	562
$800	2.286%—08/13/2013[2]	796
700	6.125%—05/15/2018	777

		2,135

	Citigroup Inc. MTN[5]
€100	7.375%—06/16/2014	150
	Commonwealth Bank of Australia
$3,000	0.630%—09/17/2014[1,2]	3,004
	Credit Agricole Home Loan SFH
800	1.162%—07/21/2014[1,2]	769
	Danske Bank A/S MTN[5]
1,700	1.451%—04/14/2014[1,2]	1,635
	DCP Midstream Operating LP
700	3.250%—10/01/2015	702
	Dexia Credit Local
6,500	0.731%—03/05/2013[1,2]	6,109
	EOG Resources Inc.
1,100	1.007%—02/03/2014[2]	1,104
	FCE Bank plc MTN[5]
€1,800	7.125%—01/16/2012	2,519
	Ford Motor Credit Co. LLC
$100	7.800%—06/01/2012	103
100	8.000%—06/01/2014	110

		213

	GATX Financial Corp.
$1,000	5.800%—03/01/2016	$1,070
	Goldman Sachs Group Inc. MTN[5]
€1,000	1.962%—01/30/2017	1,168
	HBOS plc MTN[5]
$5,000	0.531%—09/06/2017[2]	3,669
300	6.750%—05/21/2018[1]	261

		3,930

	HCA Inc.
900	7.250%—09/15/2020	969
	ICICI Bank Ltd. MTN[5]
500	2.058%—02/24/2014[1,2]	478
	ING Bank NV
1,800	1.725%—10/18/2013[1,2]	1,767
3,900	1.737%—06/09/2014[1,2]	3,838

		5,605

	International Lease Finance Corporation
200	6.500%—09/01/2014[1]	207
100	6.750%—09/01/2016[1]	103
300	7.125%—09/01/2018[1]	311

		621

	JP Morgan Chase & Co. MTN[5]
€1,400	1.967%—10/12/2015[2]	1,719
	LeasePlan Corporation NV
$200	3.000%—05/07/2012[1]	202
	Lehman Brothers Holdings Inc. MTN[5]
100	0.000%—05/02/2018*	26
	Merrill Lynch & Co. Inc. MTN[5]
1,500	0.561%—06/05/2012[2]	1,471
€2,300	1.840%—05/30/2014[2]	2,816

		4,287

	MetLife Institutional Funding II
$2,900	1.274%—04/04/2014[1,2]	2,894
	Metropolitan Life Global Funding I MTN[5]
100	5.125%—04/10/2013[1]	105
	Morgan Stanley
900	2.016%—01/24/2014[2]	859
1,500	2.786%—05/14/2013[2]	1,484

		2,343

	Morgan Stanley MTN[5]
€200	1.870%—03/01/2013[2]	268
	National Australia Bank Ltd.
$2,500	1.111%—04/11/2014[1,2]	2,493
	New York Life Global Funding
200	4.650%—05/09/2013[1]	211
	Nordea Eiendomskreditt AS
3,100	0.804%—04/07/2014[1,2]	3,099
	Petrobras International Finance Company
500	3.875%—01/27/2016	517
	Pricoa Global Funding I MTN[5]
500	0.528%—01/30/2012[1,2]	499
	Royal Bank of Scotland plc
600	2.723%—08/23/2013[2]	592
300	3.000%—12/09/2011[1]	301
700	4.875%—03/16/2015	712

		1,605

Harbor Real Return Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)			Value (000s)

		SLM Corporation MTN[5]
	$1,200	5.125%—08/27/2012	$1,212
	740	5.879%—05/03/2019[4,6]	622

			1,834

		Societe Generale MTN[5]
	1,700	1.441%—04/11/2014[1,2]	1,549
		SSIF Nevada LP
	2,500	1.101%—04/14/2014[1,2]	2,501
		Starwood Hotels & Resorts Worldwide Inc.
	1,000	6.250%—02/15/2013	1,045
		Stone Street Trust
	2,400	5.902%—12/15/2015[1]	2,283
		TDC A/S MTN[5]
	€1,800	3.500%—02/23/2015	2,567
		Toronto-Dominion Bank
	$8,500	1.625%—09/14/2016[1]	8,359
		Transocean Inc.
	700	4.950%—11/15/2015	738
		Turkiye Garanti Bankasi AS
	200	2.909%—04/20/2016[1,2]	188
		Volkswagen International Finance NV
	2,800	0.824%—10/01/2012[1,2]	2,805
		Wachovia Corp.
AUD$	3,200	5.060%—05/25/2012[2]	3,349

	TOTAL CORPORATE BONDS & NOTES (Cost $91,900)		89,924

FOREIGN GOVERNMENT OBLIGATIONS—7.1%
		Australia Government Bond
	200	2.607%—09/20/2030[6]	227
	3,200	3.206%—09/20/2025[6]	3,983
	1,200	5.500%—01/21/2018	1,351
	2,200	5.992%—08/20/2020[6]	4,076

			9,637

		Canada Housing Trust No 1
CAD$	2,700	2.450%—12/15/2015[1]	2,792
		Canadian Government Bond
	1,800	2.750%—09/01/2016	1,906
		Instituto de Credito Oficial MTN[5]
	€2,300	3.286%—03/25/2014[2]	3,084
		Italy Buoni Poliennali Del Tesoro
	5,259	2.100%—09/15/2016-09/15/2021[6]	6,078
		New South Wales Treasury Corporation
AUD$	400	3.121%—11/20/2025[6]	477
		Petroleos Mexicanos
	$200	5.500%—01/21/2021	216
		United Kingdom Gilt
	£1,033	1.875%—11/22/2022[6]	2,022
	1,400	4.250%—12/07/2040	2,603
	600	4.750%—12/07/2030	1,184

			5,809

	TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $29,971)		29,999

MORTGAGE PASS-THROUGH—1.8%
Principal Amount (000s)			Value (000s)

		Federal Home Loan Mortgage Corp. REMIC[7]
	$3,748	0.843%—12/15/2037[2]	$3,776
		Federal National Mortgage Association REMIC[7]
	982	0.595%—07/25/2037[2]	982
	880	0.625%—07/25/2037[2]	880
	698	0.685%—05/25/2036[2]	700
	1,277	0.925%—02/25/2041[2]	1,288

			3,850

	TOTAL MORTGAGE PASS-THROUGH (Cost $7,561)		7,626

PURCHASED OPTIONS—0.0%
	(Cost $137)
No. of Contracts
		Interest Rate Swap Option 30 year
	2,600,000	3.273%—09/24/2012	167

U.S. GOVERNMENT OBLIGATIONS—91.3%
Principal Amount (000s)
		U.S. Treasury Inflation Indexed Bonds[6]
	$10,878	0.125%—04/15/2016[8]	11,403
	10,766	0.500%—04/15/2015	11,352
	25,673	0.625%—04/15/2013-07/15/2021	26,891
	18,305	1.250%—04/15/2014-07/15/2020	19,772
	3,562	1.375%—01/15/2020	4,000
	12,038	1.625%—01/15/2015-01/15/2018	13,136
	9,115	1.750%—01/15/2028	10,779
	20,447	1.875%—07/15/2013-07/15/2019[8]	22,877
	9,666	1.875%—07/15/2015	10,744
	19,944	2.000%—01/15/2014-01/15/2016[8]	21,669
	23,039	2.000%—07/15/2014-01/15/2026	27,102
	24,056	2.125%—01/15/2019-02/15/2041	30,790
	786	2.375%—01/15/2017	915
	40,591	2.375%—01/15/2025-01/15/2027[8]	51,245
	17,312	2.500%—01/15/2029	22,695
	12,351	2.625%—07/15/2017	14,717
	37,183	3.000%—07/15/2012[8]	38,284
	12,502	3.375%—01/15/2012[8]	12,586
	2,552	3.375%—04/15/2032	3,860
	5,462	3.625%—04/15/2028	8,009
	15,643	3.875%—04/15/2029	24,030

	TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost $374,385)		386,856

SHORT-TERM INVESTMENTS—1.7%
	CERTIFICATES OF DEPOSIT—0.9%
		Banco do Brasil SA
	700	1.287%—11/15/2011	699
		Itaú Unibanco SA
	3,200	1.672%—03/02/2012	3,182

			3,881

	REPURCHASE AGREEMENTS—0.2%
	975	Repurchase Agreement with State Street Corporation dated October 31, 2011 due November 01, 2011 at 0.010% collateralized by Federal National Mortgage Association (market value $998)	975

Harbor Real Return Fund

PORTFOLIO OF INVESTMENTS—Continued

SHORT-TERM INVESTMENTS—Continued
Principal Amount (000s)		Value (000s)

U.S. TREASURY BILLS—0.6%
	U.S. Treasury Bills
$510	0.012%—01/19/2012[8]	$510
240	0.022%—02/09/2012[8]	240
131	0.018%—02/23/2012[8]	131
560	0.045%—04/12/2012[8]	560
870	0.055%—04/26/2012[8]	870

		2,311

TOTAL SHORT-TERM INVESTMENTS (Cost $7,167)		7,167

TOTAL INVESTMENTS—129.9% (Cost $540,755)		550,722

CASH AND OTHER ASSETS, LESS LIABILITIES—(29.9)%		(126,821)

TOTAL NET ASSETS—100.0%		$423,901

FUTURES CONTRACTS OPEN AT OCTOBER 31, 2011

Description	Number of Contracts	Aggregate Face Value (000s)	Expiration Date	Unrealized Appreciation/ (Depreciation) (000s)
Euribor Interest Rate-3 month (Buy)	5	€1,250	09/16/2013	$(1)
Euribor Interest Rate-3 month (Buy)	42	10,500	12/16/2013	3
Euribor Interest Rate-3 month (Buy)	5	1,250	03/17/2014	3
Euro-Bund Futures (Buy)	21	2,100	12/08/2011	11
Eurodollar Futures-CME 90 day (Buy)	56	$14,000	03/18/2013	73
Eurodollar Futures-CME 90 day (Buy)	23	5,750	06/17/2013	37
Eurodollar Futures-CME 90 day (Buy)	70	17,500	09/16/2013	83
Eurodollar Futures-CME 90 day (Buy)	297	74,250	12/16/2013	348

				$557

FORWARD CURRENCY CONTRACTS OPEN AT OCTOBER 31, 2011

Currency	Counterparty	Market Value (000s)	Aggregate Face Value (000s)	Delivery Date	Unrealized Appreciation/ (Depreciation) (000s)
Australian Dollar (Sell)	Barclays Bank plc	$1,397	$1,290	11/10/2011	$(107)
Australian Dollar (Sell)	Citibank, N.A.	1,474	1,366	11/10/2011	(108)
Australian Dollar (Sell)	Deutsche Bank AG London	12,995	12,033	11/10/2011	(962)
Australian Dollar (Sell)	Royal Bank of Canada	526	507	11/10/2011	(19)
Brazilian Real (Buy)	Barclays Capital	123	128	11/03/2011	(5)
Brazilian Real (Buy)	HSBC Bank USA, N.A.	23	25	11/03/2011	(2)
Brazilian Real (Buy)	HSBC Bank USA, N.A.	109	99	11/03/2011	10
Brazilian Real (Buy)	Morgan Stanley and Co. Inc.	23	25	11/03/2011	(2)
Brazilian Real (Sell)	Citibank, N.A.	93	99	11/03/2011	6
Brazilian Real (Sell)	Deutsche Bank AG London	186	196	11/03/2011	10
Brazilian Real (Sell)	HSBC Bank USA, N.A.	108	98	01/04/2012	(10)
British Pound Sterling (Sell)	Barclays Bank plc	966	959	12/08/2011	(7)
British Pound Sterling (Sell)	Citibank, N.A.	450	442	12/08/2011	(8)
British Pound Sterling (Sell)	Goldman Sachs International	2,086	2,039	12/08/2011	(47)
British Pound Sterling (Sell)	JP Morgan Chase Bank, N.A.	241	239	12/08/2011	(2)
British Pound Sterling (Sell)	Royal Bank of Canada	227	223	12/08/2011	(4)
British Pound Sterling (Sell)	UBS AG	2,898	2,810	12/08/2011	(88)
Canadian Dollar (Sell)	Deutsche Bank AG London	1,427	1,433	11/17/2011	6
Canadian Dollar (Sell)	Royal Bank of Canada	24	23	11/17/2011	(1)
Canadian Dollar (Sell)	Royal Bank of Canada	1,428	1,439	11/17/2011	11
Chinese Yuan (Buy)	Barclays Capital	36	36	11/15/2011	—
Chinese Yuan (Buy)	Barclays Capital	706	700	06/01/2012	6
Chinese Yuan (Buy)	Citibank, N.A.	215	210	11/15/2011	5
Chinese Yuan (Buy)	Deutsche Bank AG London	977	958	02/13/2012	19

Harbor Real Return Fund

PORTFOLIO OF INVESTMENTS—Continued

FORWARD CURRENCY CONTRACTS—Continued

Currency	Counterparty	Market Value (000s)	Aggregate Face Value (000s)	Delivery Date	Unrealized Appreciation/ (Depreciation) (000s)
Chinese Yuan (Buy)	JP Morgan Chase Bank	$133	$132	11/15/2011	$1
Euro Currency (Buy)	Barclays Bank plc	1,266	1,267	12/13/2011	(1)
Euro Currency (Buy)	Barclays Bank plc	462	449	12/13/2011	13
Euro Currency (Buy)	Deutsche Bank AG London	750	760	12/13/2011	(10)
Euro Currency (Sell)	Royal Bank of Canada	77	77	12/13/2011	—
Euro Currency (Sell)	UBS AG	46,273	45,701	12/13/2011	(572)
Indian Rupee (Buy)	JP Morgan Chase Bank	3,295	3,551	07/12/2012	(256)
Indian Rupee (Sell)	Barclays Capital	9	10	11/18/2011	1
Indian Rupee (Sell)	Barclays Capital	401	400	07/12/2012	(1)
Indonesian Rupiah (Buy)	Citibank, N.A.	199	196	01/31/2012	3
Indonesian Rupiah (Buy)	UBS AG	802	801	01/31/2012	1
Japanese Yen (Sell)	Citibank, N.A.	1,135	1,154	01/13/2012	19
Malaysian Ringgit (Buy)	Citibank, N.A.	109	112	11/10/2011	(3)
Malaysian Ringgit (Buy)	Citibank, N.A.	108	108	04/23/2012	—
Malaysian Ringgit (Buy)	UBS AG	1,031	1,047	04/23/2012	(16)
Malaysian Ringgit (Sell)	Citibank, N.A.	109	109	11/10/2011	—
Mexican Peso (Buy)	HSBC Bank USA, N.A.	1,190	1,183	03/15/2012	7
Mexican Peso (Buy)	Morgan Stanley and Co. Inc.	1,622	1,846	11/18/2011	(224)
Mexican Peso (Sell)	HSBC Bank USA, N.A.	1,202	1,195	11/18/2011	(7)
Mexican Peso (Sell)	Morgan Stanley and Co. Inc.	337	320	11/18/2011	(17)
Mexican Peso (Sell)	UBS AG	84	80	11/18/2011	(4)
Philippine Peso (Buy)	Barclays Capital	702	675	11/15/2011	27
Philippine Peso (Buy)	Citibank, N.A.	222	214	11/15/2011	8
Philippine Peso (Buy)	Citibank, N.A.	1,129	1,116	03/15/2012	13
Singapore Dollar (Buy)	Citibank, N.A.	201	200	12/09/2011	1
Singapore Dollar (Buy)	Royal Bank of Scotland plc	399	414	12/09/2011	(15)
Singapore Dollar (Buy)	UBS AG	1,447	1,506	12/09/2011	(59)
South Korean Won (Buy)	JP Morgan Chase Bank	3,868	4,035	11/14/2011	(167)
South Korean Won (Sell)	Barclays Capital	523	500	11/14/2011	(23)
South Korean Won (Sell)	Morgan Stanley and Co. Inc.	857	820	11/14/2011	(37)

					$(2,617)

SWAP AGREEMENTS OPEN AT OCTOBER 31, 2011

INTEREST RATE SWAPS

Counterparty	Senior Bond Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000s)		Unrealized Appreciation/ (Depreciation) (000s)
Barclays Bank plc	Brazil Cetip Interbank Deposit	Pay	10.680%	01/02/2012	R$	1,000	$2
Barclays Bank plc	Brazil Cetip Interbank Deposit	Pay	12.285	01/02/2013		1,000	20
HSBC Bank USA, N.A.	Brazil Cetip Interbank Deposit	Pay	11.360	01/02/2012		2,100	18
HSBC Bank USA, N.A.	Brazil Cetip Interbank Deposit	Pay	11.670	01/02/2012		2,100	24
HSBC Bank USA, N.A.	Brazil Cetip Interbank Deposit	Pay	14.765	01/02/2012		500	29
HSBC Bank USA, N.A.	Brazil Cetip Interbank Deposit	Pay	11.890	01/02/2013		7,600	122
JP Morgan Chase Bank, N.A.	Brazil Cetip Interbank Deposit	Pay	11.250	01/02/2012		1,000	(1)
JP Morgan Chase Bank, N.A.	Brazil Cetip Interbank Deposit	Pay	12.170	01/02/2013		2,100	36
Morgan Stanley Capital Services LLC	Brazil Cetip Interbank Deposit	Pay	10.115	01/02/2012		100	(1)
Morgan Stanley Capital Services LLC	Brazil Cetip Interbank Deposit	Pay	11.290	01/02/2012		2,500	—
Morgan Stanley Capital Services LLC	Brazil Cetip Interbank Deposit	Pay	11.600	01/02/2012		6,000	67
Morgan Stanley Capital Services LLC	Brazil Cetip Interbank Deposit	Pay	11.630	01/02/2012		2,700	17
Morgan Stanley Capital Services LLC	Brazil Cetip Interbank Deposit	Pay	12.540	01/02/2012		400	14
Morgan Stanley Capital Services LLC	Brazil Cetip Interbank Deposit	Pay	11.980	01/02/2013		1,100	21
UBS AG	Brazil Cetip Interbank Deposit	Pay	12.070	01/02/2013		1,100	26
BNP Paribas S.A.	French Consumer Price Index Ex Tobacco Index	Pay	1.850	10/15/2016		€1,000	(15)

Interest Rate Swaps							$379

Harbor Real Return Fund

PORTFOLIO OF INVESTMENTS—Continued

SWAP AGREEMENTS—Continued

CREDIT DEFAULT SWAPS

Counterparty	Reference Entity	Buy/ Sell[a,b]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[c]	Market Value[d] (000s)	Upfront Premium Paid/(Received) (000s)	Notional Amount[e] (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Deutsche Bank AG	American International Group, Inc. Senior Bond 6.250% due 05/01/2036	Sell	1.000%	12/20/2020	4.007%	$(169)	$(200)	$900	$31
Citibank, N.A.	Dow Jones CDX Emerging Markets Index Series 14, 0.037%	Sell	5.000	12/20/2015	2.471	21	27	200	(6)
Deutsche Bank AG	Dow Jones CDX Emerging Markets Index Series 14, 0.037%	Sell	5.000	12/20/2015	2.471	41	59	400	(18)
JP Morgan Chase Bank, N.A.	Dow Jones CDX Emerging Markets Index Series 14, 0.037%	Sell	5.000	12/20/2015	2.471	217	294	2,100	(77)
Morgan Stanley Capital Services LLC	Dow Jones CDX Emerging Markets Index Series 14, 0.037%	Sell	5.000	12/20/2015	2.471	83	113	800	(30)
Barclays Bank plc	Dow Jones CDX Emerging Markets Index Series 15, 0.037%	Sell	5.000	06/20/2016	2.578	76	94	700	(18)
Barclays Bank plc	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	06/20/2015	1.121	(2)	(5)	500	3
Barclays Bank plc	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	06/20/2015	1.121	(2)	(10)	500	8
Deutsche Bank AG	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	06/20/2020	1.632	(33)	(23)	700	(10)
Barclays Bank plc	French Republic 4.250% due 04/25/2019	Sell	0.250	12/20/2015	1.607	(48)	(18)	900	(30)
Citibank, N.A.	French Republic 4.250% due 04/25/2019	Sell	0.250	06/20/2015	1.525	(4)	(2)	100	(2)
Citibank, N.A.	French Republic 4.250% due 04/25/2019	Sell	0.250	06/20/2016	1.690	(13)	(9)	200	(4)
Deutsche Bank AG	French Republic 4.250% due 04/25/2019	Sell	0.250	06/20/2015	1.525	(4)	(3)	100	(1)
Morgan Stanley Capital Services LLC	French Republic 4.250% due 04/25/2019	Sell	0.250	06/20/2016	1.690	(50)	(35)	800	(15)
Royal Bank of Scotland plc	French Republic 4.250% due 04/25/2019	Sell	0.250	12/20/2015	1.607	(21)	(7)	400	(14)
Citibank, N.A.	GATX Corporation 5.800% due 03/01/2016	Buy	1.070	03/20/2016	2.101	41	—	1,000	41
HSBC Bank USA, N.A.	Government of Japan 2.000% due 03/21/2022	Sell	1.000	06/20/2016	0.938	7	(1)	1,700	8
JP Morgan Chase Bank, N.A.	Government of Japan 2.000% due 03/21/2022	Sell	1.000	12/20/2015	0.853	8	25	1,100	(17)
Royal Bank of Scotland plc	Government of Japan 2.000% due 03/21/2022	Sell	1.000	12/20/2015	0.853	4	12	500	(8)
Deutsche Bank AG	Petroleo Brasileira SA Petrobras 8.375% due 12/10/2018	Sell	1.000	09/20/2012	0.685	—	(2)	100	2
Barclays Bank plc	Societe Generale Senior Bond 5.250% due 03/28/2013	Buy	1.000	06/20/2014	2.593	66	66	1,700	—
Deutsche Bank AG	Starwood Hotels & Resorts Worldwide, Inc. Senior Bond 6.750% due 05/15/2018	Buy	1.000	03/20/2013	0.921	(2)	19	1,100	(21)
Deutsche Bank AG	United Kingdom of Great Britain and Northern Ireland 4.250% due 06/07/2032	Sell	1.000	06/20/2015	0.595	16	5	1,000	11
Deutsche Bank AG	United Kingdom of Great Britain and Northern Ireland 4.250% due 06/07/2032	Sell	1.000	06/20/2015	0.595	8	5	500	3
JP Morgan Chase Bank, N.A.	United Kingdom of Great Britain and Northern Ireland 4.250% due 06/07/2032	Sell	1.000	06/20/2015	0.595	8	6	500	2

Credit Default Swaps									$(162)

Total Swaps									$217

Harbor Real Return Fund

PORTFOLIO OF INVESTMENTS—Continued

WRITTEN OPTIONS OPEN AT OCTOBER 31, 2011

Description	Number of Shares/Contracts	Strike Index/Price/Rate		Expiration Date	Value (000s)
Inflation-Linked Swap Option (Put)	(2,000,000)	215.95	Y	03/12/2020	$(5)
Inflation-Linked Swap Option (Put)	(3,600,000)	216.69	Y	04/07/2020	(8)
Inflation-Linked Swap Option (Put)	(500,000)	217.97	Y	09/29/2020	(1)
Inflation-Linked Swap Option (Put)	(400,000)	218.01	Y	10/13/2020	(2)
Forward Volatility Swaption 1 year (Call)	(4,700,000)	1.09%		11/14/2011	(55)
Interest Rate Swap Option 1 year (Call)	(3,900,000)	0.80		10/11/2012	(13)
Interest Rate Swap Option 1 year (Put)	(3,900,000)	0.80		10/11/2012	(6)
Interest Rate Swap Option 1 year (Put)	(17,900,000)	1.75		07/11/2013	(31)
Interest Rate Swap Option 2 year (Call)	(4,000,000)	1.06		10/11/2012	(33)
Interest Rate Swap Option 2 year (Put)	(4,000,000)	1.06		10/11/2012	(12)
Interest Rate Swap Option 2 year (Put)	(21,000,000)	2.25		09/24/2012	(16)
Interest Rate Swap Option 3 year (Put)	(13,000,000)	3.00		06/18/2012	(4)
Interest Rate Swap Option 5 year (Put)	(11,800,000)	2.00		09/24/2012	(140)
Interest Rate Swap Option 10 year (Put)	(1,100,000)	10.00		07/10/2012	—

Written options outstanding, at value (premiums received of $651)					$(326)

FAIR VALUE MEASUREMENTS

The following table summarizes the Fund’s investments as of October 31, 2011 based on the inputs used to value them.

Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Investments in Securities
Asset-Backed Securities	$—	$12,766	$—	$12,766
Bank Loan Obligations	—	3,360	—	3,360
Collateralized Mortgage Obligations	—	12,857	—	12,857
Corporate Bond & Notes	—	89,924	—	89,924
Foreign Government Obligations	—	29,999	—	29,999
Mortgage Pass-Through	—	7,626	—	7,626
Purchased Options	—	167	—	167
U.S. Government Obligations	—	386,856	—	386,856
Short-Term Investments
Certificates of Deposit	—	3,881	—	3,881
Repurchase Agreements	—	975	—	975
U.S. Treasury Bills	—	2,311	—	2,311

Total Investments in Securities	$—	$550,722	$—	$550,722

Investments in Other Financial Instruments
Forward Currency Contracts	—	(2,617)	—	(2,617)
Futures Contracts	557	—	—	557
Options-Written	—	(326)	—	(326)
Swap Agreements	—	217	—	217

Total Investments in Other Financial Instruments	$557	$(2,726)	$—	$(2,169)

Total Investments	$557	$547,996	$—	$548,553

The following is a reconciliation of the Fund’s Level 3 investments during the period ended October 31, 2011.

Valuation Description	Beginning Balance at 11/01/2010 (000s)	Purchases (000s)	Sales (000s)	Accrued Discount/ (Premium) (000s)	Total Realized Gain/(Loss)[w] (000s)	Change in Unrealized Appreciation/ (Depreciation)[w] (000s)	Transfers In Level 3 (000s)	Transfers Out of Level 3 (000s)	Ending Balance as of 10/31/2011 (000s)
Corporate Bonds & Notes	$5,886	$—	$(1,273)	$(1)	$17	$(1,000)	$—	$(3,629)[h]	$—

There were no significant transfers between levels 1 and 2 during the year.

For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

Harbor Real Return Fund

PORTFOLIO OF INVESTMENTS—Continued

*	Security in default.

1	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service in accordance with Harbor Funds Valuation Procedures. At October 31, 2011, these securities were valued at $70,828 or 17% of net assets.

2	Floating rate security. The stated rate represents the rate in effect at October 31, 2011.

3	Step coupon security.

4	Variable rate security. The stated rate represents the rate in effect at October 31, 2011.

5	MTN after the name of a security stands for Medium Term Note.

6	Inflation-protected securities (IPS) are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.

7	REMICs are CMOs which can hold mortgages secured by any type of real property and issue multiple-class securities backed by those mortgages.

8	At October 31, 2011, a portion of securities held by the Fund were pledged to cover margin requirements for open future contracts, written options on futures contracts and swap options. (See Note 2 to the Financial Statements.) The securities pledged had an aggregate market value of $160,375 or 38% of net assets.

a	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

b	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

c	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identifìed as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

d	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profìt) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

e	The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defìned under the terms of that particular swap agreement.

h	Transferred from Level 3 to Level 2 due to availability of observable market data for pricing input.

w	The amounts in this category are included in the “Realized and Change in Unrealized Gain/(Loss) on Investment Transactions” section of the Statement of Operations.

y	Amount represents Index Value.

AUD$	Australian Dollar.

R$	Brazilian Real.

£	British Pound.

CAD$	Canadian Dollar.

€	Euro.

The accompanying notes are an integral part of the Financial Statements.

Harbor Money Market Fund

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER

Fischer Francis
Trees & Watts, Inc.

200 Park Avenue

New York, NY 10166

PORTFOLIO MANAGER

Ken O’Donnell, CFA

Since 2003

FFTW has subadvised the Fund since its inception in 1987.

INVESTMENT GOAL

Seeks to provide current income while maintaining liquidity and a stable share price of $1

PRINCIPAL STYLE
CHARACTERISTICS

Very short-term high quality money market instruments

Ken O’Donnell

Management’s Discussion of

Fund Performance

MARKET REVIEW

The economic recovery lost traction in the second quarter of calendar 2011, despite substantial levels of fiscal and monetary stimulus. While the initial phase of the slowdown can be attributed to side effects of the earthquake and tsunami in Japan, the subsequent contraction was more likely the result of a global loss of confidence stemming from sovereign debt challenges in the U.S. and Europe. As sentiment shifted, business investment slowed considerably, as companies were less willing to deploy cash amidst elevated economic uncertainty. Labor markets stalled, resulting in a decline in personal consumption, further depressing sentiment. Meanwhile, core consumer inflation trended back toward the Federal Reserve’s target of 2%, although it will likely continue to remain low until excess capacity is depleted.

The Federal Reserve responded to evidence of weakness in third quarter economic data by announcing “Operation Twist,” a repositioning of its balance sheet into longer-duration assets. In addition, the Federal Open Market Committee opened the door for additional security purchases in another round of quantitative easing if economic conditions should continue to deteriorate. U.S. Treasury yields declined across the range of maturities to set historical lows as the yield curve flattened. Markets currently imply that monetary policy will remain accommodative through calendar 2012.

From a money market investor’s perspective, short-term interest rates remain extremely low, an unfortunate consequence of substantial monetary stimulus. Cash yields remained anchored near 0% and are unlikely to increase in the current environment. Given the uncertain prospects for the U.S. economy and continued instability in European sovereign markets, monetary policy rates will likely remain low for an extended period of time.

PERFORMANCE

Despite the low interest rate environment, the Harbor Money Market Fund provided competitive returns relative to its benchmark. For the 12 months ended October 31, 2011, the Fund returned 0.11% (Institutional and Administrative Classes). This compares with the return of 0.13% for the Fund’s benchmark, the BofA Merrill Lynch 3-Month US Treasury Bill Index.

The duration of the portfolio was maintained below the regulatory maximum of 60 days and well below the duration of the 3-Month Treasury Bill benchmark. This strategy constrained the portfolio from benefiting from the yield embedded in the term structure. Despite the regulatory challenges, however, the overall duration strategy had a positive impact on the portfolio’s total return.

OUTLOOK AND STRATEGY

Looking ahead, we believe the economic recovery is likely to continue at a slow pace. Ultimately, in our opinion, policy accommodation should result in a sustainable increase in private investment, and growth will return to trend. In the near term, stabilization in housing and labor markets, combined with steady improvement in industrial activity, should reduce the odds of a double-dip recession.

While we do not expect market conditions to change significantly in the coming year, eventually policy accommodation will need to be removed and excess reserves will need

Harbor Money Market Fund

MANAGER’S COMMENTARY—Continued

TOP ISSUERS (% of net assets)
U.S. Treasury	35.0%
Federal Home Loan Mortgage Corp.	28.6%
Federal Home Loan Bank	19.9%
Federal National Mortgage Association	17.1%

to be drained from the banking system. The most likely path would begin with a gradual reduction in the Fed’s balance sheet, followed by either an increase in the target federal funds rate or an increase in interest paid on bank reserves. We expect that, given the complexity of the policy shift, there will be ample time to alter the Fund’s duration prior to an increase in short-term interest rates.

The Fund has maintained a very conservative investment strategy, limiting investments to U.S. Treasury and government agency obligations while complying with the regulatory framework governing money market funds. (Money market funds are regulated by Rule 2a-7 of the Investment Company Act of 1940.)

This report contains the current opinions of Fischer Francis Trees & Watts, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor Money Market Fund

FUND SUMMARY—October 31, 2011 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2015

Cusip	411511405

Ticker	HARXX

Inception Date	12/29/1987

Net Expense Ratio	0.00%[a]

Total Net Assets (000s)	$130,758

ADMINISTRATIVE CLASS

Fund #	2215

Cusip	411511660

Ticker	HRMXX

Inception Date	11/01/2002

Net Expense Ratio	0.00%[a]

Total Net Assets (000s)	$405

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Yield to Maturity	0.01%	0.01%

Weighted Average Maturity	0.09 years	0.24 years

Weighted Average Duration	0.06 years	0.16 years

FUND PERFORMANCE

The graph compares a $10,000 investment in the Fund with the performance of the BofA Merrill Lynch 3-Month US Treasury Bill Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

CHANGE IN A $10,000 INVESTMENT

For the period 11/01/2001 through 10/31/2011

Total Returns For the periods ended 10/31/2011
Harbor Money Market Fund
Institutional Class	0.11%	1.76%	1.93%	3.97%	12/29/1987	$12,109
Administrative Class	0.11%	1.64%	N/A	1.71%	11/01/2002	$11,649
Comparative Index
BofA Merrill Lynch US 3-Month Treasury Bill	0.13%	1.66%	1.99%	4.13%	—	$12,179
Current 7-day SEC yield for period ended 10/31/2011:	Institutional Class: 0.04%			Administrative Class: 0.04%

Performance data shown represents past performance and is no guarantee of future results. Current performance may be higher or lower than performance data shown. Investment return and yield will vary. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower. Voluntary waivers and reimbursements may be discontinued at any time without notice. Current yield excludes gains and losses as defined by the Securities and Exchange Commission. The current yield more closely reflects the current earnings of the Fund than the total return.

a	Reflective of a contractual fee waiver and expense cap effective through February 29, 2012 as well as a voluntary fee waiver that may be discontinued at any time.
b	Annualized.

Harbor Money Market Fund

PORTFOLIO OF INVESTMENTS—October 31, 2011

Total Investments (% of net assets)

(Excludes net cash of -0.6%)

GOVERNMENT AGENCY DEBT—65.6%
Principal Amount (000s)		Value (000s)

	Federal Home Loan Bank Discount Notes
$9,000	0.025%—11/16/2011	$9,000
13,050	0.020%—11/02/2011-12/16/2011	13,050
4,100	0.115%—11/16/2011	4,100

		26,150

	Federal Home Loan Mortgage Corp. Discount Notes
6,000	0.015%—11/30/2011	6,000
7,000	0.025%—01/09/2012	7,000
4,440	0.040%—12/01/2011	4,440
9,000	0.060%—11/14/2011	9,000
8,000	0.084%—12/12/2011	7,999
3,000	0.090%—12/20/2011	2,999

		37,438

	Federal National Mortgage Association Discount Notes
$1,800	0.035%—12/07/2011	$1,800
8,000	0.040%—12/02/2011	8,000
7,000	0.045%—01/06/2012	6,999
5,700	0.130%—12/01/2011	5,699

		22,498

TOTAL GOVERNMENT AGENCY DEBT (Cost $86,086)		86,086

REPURCHASE AGREEMENTS—35.0%
(Cost $45,858)
45,858	Repurchase Agreement with State Street Corporation dated October 31, 2011 due November 01, 2011 at 0.010% collateralized by U.S. Treasury Notes (market value $46,778)	45,858

TOTAL INVESTMENTS—100.6% (Cost $131,944)[1]		131,944

CASH AND OTHER ASSETS, LESS LIABILITIES—(0.6)%		(781)

TOTAL NET ASSETS—100.0%		$131,163

FAIR VALUE MEASUREMENTS

All holdings at October 31, 2011 (as disclosed in the preceding Portfolio of Investments) are classified as Level 2. There were no Level 3 holdings at October 31, 2010 or October 31, 2011, and no significant transfers between levels during the year.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to Fair Value Measurements and Disclosures in the Note 2 of the accompanying Notes to the Financial Statements.

1	The aggregate identified cost on a tax basis is the same.

The accompanying notes are an integral part of the Financial Statements.

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Harbor Fixed Income Funds

STATEMENT OF ASSETS AND LIABILITIES—October 31, 2011

(All amounts in thousands, except per share amounts)

	Harbor Convertible Securities Fund	Harbor Emerging Markets Debt Fund	Harbor High-Yield Bond Fund	Harbor Bond Fund	Harbor Real Return Fund	Harbor Money Market Fund
ASSETS
Investments, at identified cost*	$77,740	$6,090	$1,648,903	$8,865,605	$540,755	$131,944
Investments, at value	$74,597	$5,460	$1,582,235	$8,867,958	$549,747	$86,086
Repurchase agreements	293	402	106,762	182,162	975	45,858
Cash-Restricted	—	—	—	81,126	—	—
Cash	82	97	816	—	8	55
Foreign currency, at value (cost: $0; $2; $0; $5,555; $124; $0)	—	2	—	5,589	126	—
Receivables for:
Investments sold	51	89	6,611	304,738	13,975	—
Capital shares sold	102	2	4,472	11,688	745	397
Dividends	—	—	—	345	—	—
Foreign currency spot contracts	—	—	—	71	8	—
Interest	751	98	29,440	55,715	2,652	—
Unrealized appreciation on open forward currency contracts	—	7	—	—	—	—
Unrealized appreciation on swap agreements	—	—	—	45,802	505	—
Swap premiums paid	—	—	—	—	480	—
Variation margin on futures contracts	—	—	—	3,961	164	—
Withholding tax	—	1	—	7	—	—
Prepaid registration fees	—	—	—	—	9	10
Other assets	—	—	9	—	2	13
Total Assets	75,876	6,158	1,730,345	9,559,162	569,396	132,419
LIABILITIES
Payables for:
Due to broker	—	—	—	38,918	398	—
Due to custodian	—	—	—	2,840	—	—
Investments purchased	188	12	18,327	1,811,216	141,430	—
Capital shares reacquired	146	—	2,948	9,595	200	1,205
Investments sold short, at value (proceeds: $0; $0; $0; $16,228; $0; $0)	—	—	—	16,273	—	—
Written options, at value (premium received: $0; $0; $0; $28,004; $651; $0)	—	—	—	10,846	326	—
Swap premiums received	—	—	—	69,137	—	—
Unrealized depreciation on swap agreements	—	—	—	20,943	288	—
Unrealized depreciation on open forward currency contracts	—	—	—	27,573	2,617	—
Variation margin on futures contracts	—	—	—	10	—	—
Accrued expenses:
Management fees	41	4	785	2,903	169	22
12b-1 fees	—	—	29	36	1	—
Transfer agent fees	3	—	87	339	19	7
Trustees’ fees and expenses	—	—	15	61	4	2
Other	25	20	109	585	43	20
Total Liabilities	403	36	22,300	2,011,275	145,495	1,256
NET ASSETS	$75,473	$6,122	$1,708,045	$7,547,887	$423,901	$131,163
Net Assets Consist of:
Paid-in capital	$78,678	$6,348	$1,632,579	$7,412,780	$387,614	$131,128
Undistributed/(accumulated) net investment income/(loss)	213	(7)	15,418	31,999	8,754	35
Accumulated net realized gain/(loss)	(568)	5	19,953	(127,417)	19,081	—
Unrealized appreciation/(depreciation) of investments and translation of assets and liabilities in foreign currencies	(2,850)	(231)	40,095	184,304	9,970	—
Unrealized appreciation/(depreciation) of other financial instruments	—	7	—	46,221	(1,518)	—
	$75,473	$6,122	$1,708,045	$7,547,887	$423,901	$131,163
NET ASSETS VALUE PER SHARE BY CLASS
Institutional Class
Net assets	$74,531	$5,877	$1,565,740	$7,374,510	$420,429	$130,758
Shares of beneficial interest[2]	7,855	610	144,197	604,678	36,944	130,758
Net asset value per share[1]	$9.49	$9.64	$10.86	$12.20	$11.38	$1.00
Administrative Class
Net assets	$238	$245	$7,906	$173,377	$3,472	$405
Shares of beneficial interest[2]	25	25	727	14,214	305	405
Net asset value per share[1]	$9.48	$9.63	$10.87	$12.20	$11.40	$1.00
Investor Class
Net assets	$704		$134,399
Shares of beneficial interest[2]	74	N/A	12,369	N/A	N/A	N/A
Net asset value per share[1]	$9.48		$10.87

*	Including repurchase agreements and short-term investments.
1	Per share amounts can be recalculated to the amounts disclosed herein when total net assets and shares of beneficial interest are not rounded to thousands.
2	Par value $0.01 (unlimited authorizations).

The accompanying notes are an integral part of the Financial Statements.

Harbor Fixed Income Funds

STATEMENT OF OPERATIONS—Year Ended October 31, 2011

(All amounts in thousands)

	Harbor Convertible Securities Fund[a]	Harbor Emerging Markets Debt Fund[a]	Harbor High-Yield Bond Fund	Harbor Bond Fund	Harbor Real Return Fund	Harbor Money Market Fund
Investment Income
Interest	$669	$196	$115,676	$241,755	$11,700	$183
Dividends	47	—	681	2,117	—	—
Consent fee income	—	—	1,333	—	—	—
Foreign taxes withheld	—	—	—	(75)	(1)	—
Total Investment Income	716	196	117,690	243,797	11,699	183
Operating Expenses
Management fees	145	25	9,812	35,938	1,712	319
12b-1 fees:
Administrative Class	—	—	20	459	4	1
Investor Class	1	N/A	340	N/A	N/A	N/A
Shareholder communications	17	10	130	483	66	6
Custodian fees	20	33	145	789	99	40
Transfer agent fees:
Institutional Class	13	2	988	4,869	231	106
Administrative Class	—	—	5	123	1	—
Investor Class	1	N/A	253	N/A	N/A	N/A
Professional fees	4	9	37	171	9	7
Trustees’ fees and expenses	—	—	34	158	9	4
Registration fees	63	41	208	62	58	42
Miscellaneous	3	—	20	78	8	7
Total expenses	267	120	11,992	43,130	2,197	532
Management fees waived	—	—	(491)	(1,622)	—	(319)
Transfer agent fees waived	(2)	—	(285)	(1,350)	(58)	(29)
Other expenses reimbursed	(74)	(90)	—	—	—	(184)
Custodial expense reductions	—	—	—	(1)	—	—
Net expenses	191	30	11,216	40,157	2,139	—
Net Investment Income/(Loss)	525	166	106,474	203,640	9,560	183
Realized and Unrealized Gain/(Loss) on Investment Transactions
Net realized gain/(loss) on:
Investments	(568)	(39)	20,514	(55,605)	20,162	—
Foreign currency transactions	—	(20)	—	69,693	1,858	—
Investments sold short	—	—	—	(82)	42	—
Swap agreements	—	—	—	(133,061)	(834)	—
Futures contracts	—	—	—	39,099	580	—
Written Options	—	—	—	(4,354)	628	—
Change in net unrealized appreciation/(depreciation) on:
Investments	(2,850)	(228)	(59,000)	(78,335)	(4,783)	—
Forwards	—	7	—	(41,584)	(1,982)	—
Investments sold short	—	—	—	(45)	—	—
Swap agreements	—	—	—	(7,841)	(394)	—
Futures contracts	—	—	—	22,955	488	—
Written Options	—	—	—	7,028	109	—
Translations of assets and liabilities in foreign currencies	—	(3)	—	(306)	(9)	—
Net gain/(loss) on investment transactions	(3,418)	(283)	(38,486)	(182,438)	15,865	—
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(2,893)	$(117)	$67,988	$21,202	$25,425	$183

a	For the period May 1, 2011 (inception) through October 31, 2011.

The accompanying notes are an integral part of the Financial Statements.

Harbor Fixed Income Funds

STATEMENT OF CHANGES IN NET ASSETS

(All amounts in thousands)

	Harbor Convertible Securities Fund	Harbor Emerging Markets Debt Fund	Harbor High-Yield Bond Fund
	May 1, 2011[a] through October 31, 2011	May 1, 2011[a] through October 31, 2011	November 1, 2010 through October 31, 2011	November 1, 2009 through October 31, 2010
INCREASE/(DECREASE) IN NET ASSETS
Operations:
Net investment income/(loss)	$525	$166	$106,474	$66,809
Net realized gain/(loss) on investments	(568)	(59)	20,514	23,349
Net unrealized appreciation/(depreciation) of investments	(2,850)	(224)	(59,000)	55,348
Net increase/(decrease) in assets resulting from operations	(2,893)	(117)	67,988	145,506
Distributions to Shareholders
Net investment income:
Institutional Class	(308)	(105)	(91,132)	(52,156)
Administrative Class	(1)	(4)	(457)	(396)
Investor Class	(3)	N/A	(7,693)	(7,529)
Net realized gain on investments:
Institutional Class	—	—	(20,270)	(2,589)
Administrative Class	—	—	(106)	(23)
Investor Class	—	N/A	(1,954)	(542)
Total distributions to shareholders	(312)	(109)	(121,612)	(63,235)
Net Increase/(Decrease) Derived from Capital Share Transactions	78,678	6,348	264,511	824,794
Net increase/(decrease) in net assets	75,473	6,122	210,887	907,065
Net Assets
Beginning of period	—	—	1,497,158	590,093
End of period*	$75,473	$6,122	$1,708,045	$1,497,158
* Includes undistributed/(accumulated) net investment income/(loss) of:	$213	$(7)	$15,418	$10,566

a	Commencement of operations.

The accompanying notes are an integral part of the Financial Statements.

Harbor Bond Fund		Harbor Real Return Fund		Harbor Money Market Fund
November 1, 2010 through October 31, 2011	November 1, 2009 through October 31, 2010	November 1, 2010 through October 31, 2011	November 1, 2009 through October 31, 2010	November 1, 2010 through October 31, 2011	November 1, 2009 through October 31, 2010

$203,640	$164,875	$9,560	$4,424	$183	$316
(84,310)	414,717	22,436	14,739	—	—
(98,128)	153,166	(6,571)	9,758	—	—
21,202	732,758	25,425	28,921	183	316

(248,987)	(202,038)	(5,313)	(6,115)	(182)	(315)
(5,811)	(4,386)	(23)	(20)	(1)	(1)
—	N/A	N/A	N/A	N/A	N/A

(351,251)	(86,331)	(8,742)	—	—	—
(9,071)	(2,089)	(46)	—	—	—
—	N/A	N/A	N/A	N/A	N/A
(615,120)	(294,844)	(14,124)	(6,135)	(183)	(316)
(54,868)	1,852,938	113,317	94,353	(16,400)	(39,759)
(648,786)	2,290,852	124,618	117,139	(16,400)	(39,759)

8,196,673	5,905,821	299,283	182,144	147,563	187,322
$7,547,887	$8,196,673	$423,901	$299,283	$131,163	$147,563
$31,999	$60,208	$8,754	$2,220	$35	$35

Harbor Fixed Income Funds

STATEMENT OF CHANGES IN NET ASSETS—CAPITAL STOCK ACTIVITY

(All amounts in thousands)

	Harbor Convertible Securities Fund	Harbor Emerging Markets Debt Fund	Harbor High-Yield Bond Fund
	May 1, 2011[a] through October 31, 2011	May 1, 2011[a] through October 31, 2011	November 1, 2010 through October 31, 2011	November 1, 2009 through October 31, 2010
AMOUNT ($)
Institutional Class
Net proceeds from sale of shares	84,042	6,106	856,420	1,038,138
Net proceeds from redemption fees	1	—	263	554
Reinvested distributions	39	105	52,896	34,902
Cost of shares reacquired	(6,367)	(117)	(649,532)	(256,320)
Net increase/(decrease) in net assets	$77,715	$6,094	$260,047	$817,274
Administrative Class
Net proceeds from sale of shares	250	250	2,882	3,742
Net proceeds from redemption fees	—	—	1	5
Reinvested distributions	1	4	518	376
Cost of shares reacquired	—	—	(2,822)	(1,847)
Net increase/(decrease) in net assets	$251	$254	$579	$2,276
Investor Class		Not Applicable
Net proceeds from sale of shares	731		68,899	54,804
Net proceeds from redemption fees	—		24	97
Reinvested distributions	3		8,622	7,268
Cost of shares reacquired	(22)		(73,660)	(56,925)
Net increase/(decrease) in net assets	$712		$3,885	$5,244
SHARES
Institutional Class:
Shares sold	8,529	611	77,794	96,640
Shares issued due to reinvestment of distributions	4	11	4,897	3,291
Shares reacquired	(678)	(12)	(59,141)	(23,983)
Net increase/(decrease) in shares outstanding	7,855	610	23,550	75,948
Beginning of period	—	—	120,647	44,699
End of period	7,855	610	144,197	120,647
Administrative Class
Shares sold	25	25	261	350
Shares issued due to reinvestment of distributions	—	—	48	35
Shares reacquired	—	—	(255)	(172)
Net increase/(decrease) in shares outstanding	25	25	54	213
Beginning of period	—	—	673	460
End of period	25	25	727	673
Investor Class		Not Applicable
Shares sold	76		6,276	5,131
Shares issued due to reinvestment distributions	—		798	686
Shares reacquired	(2)		(6,729)	(5,339)
Net increase/(decrease) in shares outstanding	74	Not Applicable	345	478
Beginning of period	—		12,024	11,546
End of period	74		12,369	12,024

a	Commencement of operations.

The accompanying notes are an integral part of the Financial Statements.

Harbor Bond Fund		Harbor Real Return Fund		Harbor Money Market Fund
November 1, 2010 through October 31, 2011	November 1, 2009 through October 31, 2010	November 1, 2010 through October 31, 2011	November 1, 2009 through October 31, 2010	November 1, 2010 through October 31, 2011	November 1, 2009 through October 31, 2010

2,167,195	3,256,962	233,469	174,139	553,791	403,031
—	—	—	—	—	—
560,338	243,984	13,714	5,109	181	313
(2,769,973)	(1,697,650)	(135,854)	(85,664)	(570,330)	(443,137)
$(42,440)	$1,803,296	$111,329	$93,584	$(16,358)	$(39,793)

63,784	85,932	2,705	1,312	176	254
—	—	—	—	—	—
14,531	6,314	69	19	1	1
(90,743)	(42,604)	(786)	(562)	(219)	(221)
$(12,428)	$49,642	$1,988	$769	$(42)	$34

Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable

175,812	258,524	21,560	16,545	553,791	403,031
46,505	19,613	1,311	491	181	313
(224,343)	(134,266)	(12,490)	(8,134)	(570,330)	(443,137)
(2,026)	143,871	10,381	8,902	(16,358)	(39,793)
606,704	462,833	26,563	17,661	147,116	186,909
604,678	606,704	36,944	26,563	130,758	147,116

5,155	6,823	245	124	176	254
1,205	508	7	2	1	1
(7,344)	(3,377)	(74)	(53)	(219)	(221)
(984)	3,954	178	73	(42)	34
15,198	11,244	127	54	447	413
14,214	15,198	305	127	405	447

Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable

Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable

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Harbor Fixed Income Funds Financial Highlights

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR CONVERTIBLE SECURITIES FUND
	Institutional Class		Administrative Class		Investor Class
Year Ended October 31	2011[e]		2011[e]		2011[e]
Net asset value beginning of period	$10.00		$10.00		$10.00
Income from Investment Operations
Net investment income/(loss)	0.09	[a]	0.09	[a]	0.07	[a]
Net realized and unrealized gains/(losses) on investments	(0.54)		(0.56)		(0.54)
Total from investment operations	(0.45)		(0.47)		(0.47)
Less Distributions
Dividends from net investment income	(0.06)		(0.05)		(0.05)
Total distributions	(0.06)		(0.05)		(0.05)
Proceeds from redemption fees	—	[f]	—		—
Net asset value end of period	9.49		9.48		9.48
Net assets end of period (000s)	$74,531		$238		$704
Ratios and Supplemental Data (%)
Total return	(4.50)%[b,d]		(4.70)%[b,d]		(4.72)%[b,d]
Ratio of total expenses to average net assets[2]	1.19	[c]	1.44	[c]	1.56	[c]
Ratio of net expenses to average net assets	0.85	[a,c]	1.10	[a,c]	1.22	[a,c]
Ratio of net investment income to average net assets	2.36	[a,c]	1.80	[a,c]	1.98	[a,c]
Portfolio turnover	27	[d]	27	[d]	27	[d]

HARBOR EMERGING MARKETS DEBT FUND
	Institutional Class		Administrative Class
Year Ended October 31	2011[e]		2011[e]
Net asset value beginning of period	$10.00		$10.00
Income from Investment Operations
Net investment income/(loss)	0.27	[a]	0.27	[a]
Net realized and unrealized gains/(losses) on investments	(0.45)		(0.47)
Total from investment operations	(0.18)		(0.20)
Less Distributions
Dividends from net investment income	(0.18)		(0.17)
Total distributions	(0.18)		(0.17)
Proceeds from redemption fees	—		—
Net asset value end of period	9.64		9.63
Net assets end of period (000s)	$5,877		$245
Ratios and Supplemental Data (%)
Total return	(1.74)%[b,d]		(1.95)%[b,d]
Ratio of total expenses to average net assets[2]	4.16	[c]	4.41	[c]
Ratio of net expenses to average net assets	1.05	[a,c]	1.30	[a,c]
Ratio of net investment income to average net assets	5.72	[a,c]	5.45	[a,c]
Portfolio turnover	58	[d]	58	[d]

See page 86 for notes to the Financial Highlights.

The accompanying notes are an integral part of the Financial Statements.

Harbor Fixed Income Funds Financial Highlights—Continued

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR HIGH YIELD BOND FUND
	Institutional Class
Year Ended October 31	2011	2010	2009	2008	2007
Net asset value beginning of period	$11.23	$10.41	$8.53	$10.92	$10.98
Income from Investment Operations
Net investment income/(loss)	0.71 [a]	0.68 [a]	0.55 [a]	0.67 [a]	0.75 [a]
Net realized and unrealized gains/(losses) on investments	(0.24)	0.88	1.82	(2.37)	(0.04)
Total from investment operations	0.47	1.56	2.37	(1.70)	0.71
Less Distributions
Dividends from net investment income	(0.68)	(0.70)	(0.50)	(0.70)	(0.71)
Distributions from net realized capital gains[1]	(0.16)	(0.05)	—	—	(0.07)
Total distributions	(0.84)	(0.75)	(0.50)	(0.70)	(0.78)
Proceeds from redemption fees	— [f]	0.01	0.01	0.01	0.01
Net asset value end of period	10.86	11.23	10.41	8.53	10.92
Net assets end of period (000s)	$1,565,740	$1,354,531	$465,193	$47,862	$44,312
Ratios and Supplemental Data (%)
Total return	4.49%[b]	15.67%[b]	28.70%[b]	(16.37)%[b]	6.70%[b]
Ratio of total expenses to average net assets[2]	0.70	0.72	0.77	0.88	0.95
Ratio of net expenses to average net assets	0.65 [a]	0.67 [a]	0.75 [a]	0.77 [a]	0.82 [a]
Ratio of net investment income to average net assets	6.54 [a]	7.01 [a]	7.64 [a]	6.90 [a]	7.15 [a]
Portfolio turnover	47	39	58	65	66

HARBOR BOND FUND
	Institutional Class
Year Ended October 31	2011	2010	2009	2008	2007
Net asset value beginning of period	$13.18	$12.46	$11.24	$11.79	$11.78
Income from Investment Operations
Net investment income/(loss)	0.34 [a]	0.29 [a]	0.49 [a]	0.54 [a]	0.54 [a]
Net realized and unrealized gains/(losses) on investments	(0.28)	0.99	1.59	(0.41)	0.13
Total from investment operations	0.06	1.28	2.08	0.13	0.67
Less Distributions
Dividends from net investment income	(0.43)	(0.38)	(0.44)	(0.66)	(0.66)
Distributions from net realized capital gains[1]	(0.61)	(0.18)	(0.42)	(0.02)	—
Total distributions	(1.04)	(0.56)	(0.86)	(0.68)	(0.66)
Net asset value end of period	12.20	13.18	12.46	11.24	11.79
Net assets end of period (000s)	$7,374,510	$7,996,353	$5,765,886	$3,667,809	$2,650,770
Ratios and Supplemental Data (%)
Total return	0.63%[b]	10.62%[b]	19.44%[b]	0.95%[b]	5.97%[b]
Ratio of total expenses to average net assets[2]	0.57	0.59	0.60	0.58	0.57
Ratio of net expenses to average net assets	0.53 [a]	0.55 [a]	0.57 [a]	0.55 [a]	0.56 [a]
Ratio of net investment income to average net assets	2.73 [a]	2.34 [a]	4.34 [a]	4.47 [a]	4.73 [a]
Portfolio turnover	666	675	574	514	213

See page 86 for notes to the Financial Highlights.

The accompanying notes are an integral part of the Financial Statements.

Administrative Class						Investor Class
2011	2010	2009		2008	2007	2011	2010	2009		2008	2007
$11.23	$10.41	$8.53		$10.92	$10.97	$11.23	$10.40	$8.53		$10.92	$10.98

0.70 [a]	0.69 [a]	0.61	[a]	0.69 [a]	0.79 [a]	0.69 [a]	0.72 [a]	0.57	[a]	0.67 [a]	0.75 [a]
(0.25)	0.84	1.74		(2.43)	(0.09)	(0.25)	0.80	1.76		(2.43)	(0.07)
0.45	1.53	2.35		(1.74)	0.70	0.44	1.52	2.33		(1.76)	0.68

(0.65)	(0.67)	(0.48)		(0.67)	(0.68)	(0.64)	(0.65)	(0.47)		(0.65)	(0.67)
(0.16)	(0.05)	—		—	(0.07)	(0.16)	(0.05)	—		—	(0.07)
(0.81)	(0.72)	(0.48)		(0.67)	(0.75)	(0.80)	(0.70)	(0.47)		(0.65)	(0.74)
— [f]	0.01	0.01		0.02	— [f]	— [f]	0.01	0.01		0.02	— [f]
10.87	11.23	10.41		8.53	10.92	10.87	11.23	10.40		8.53	10.92
$7,906	$7,559	$4,784		$501	$595	$134,399	$135,068	$120,116		$6,993	$5,711

4.31%[b]	15.32%[b]	28.41%[b]		(16.59)%[b]	6.54%[b]	4.18%[b]	15.25%[b]	28.21%[b]		(16.72)%[b]	6.31%[b]
0.95	0.97	1.02		1.12	1.20	1.07	1.09	1.13		1.25	1.33
0.90 [a]	0.92 [a]	1.00	[a]	1.02 [a]	1.07 [a]	1.02 [a]	1.04 [a]	1.12	[a]	1.14 [a]	1.20 [a]
6.29 [a]	6.84 [a]	7.32	[a]	6.67 [a]	6.89 [a]	6.17 [a]	6.77 [a]	7.24	[a]	6.60 [a]	6.76 [a]
47	39	58		65	66	47	39	58		65	66

Administrative Class
2011	2010	2009	2008	2007
$13.18	$12.45	$11.23	$11.78	$11.77

0.31 [a]	0.26 [a]	0.46 [a]	0.53 [a]	0.53	[a]
(0.29)	0.99	1.60	(0.43)	0.12
0.02	1.25	2.06	0.10	0.65

(0.39)	(0.34)	(0.42)	(0.63)	(0.64)
(0.61)	(0.18)	(0.42)	(0.02)	—
(1.00)	(0.52)	(0.84)	(0.65)	(0.64)
12.20	13.18	12.45	11.23	11.78
$173,377	$200,320	$139,935	$74,208	$42,557

0.37%[b]	10.32%[b]	19.18%[b]	0.71%[b]	5.71%[b]
0.82	0.84	0.85	0.83	0.82
0.78 [a]	0.80 [a]	0.82 [a]	0.80 [a]	0.81	[a]
2.47 [a]	2.09 [a]	4.08 [a]	4.22 [a]	4.50	[a]
666	675	574	514	213

Harbor Fixed Income Funds Financial Highlights—Continued

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR REAL RETURN FUND
	Institutional Class
Year Ended October 31	2011		2010		2009		2008	2007
Net asset value beginning of period	$11.21		$10.28		$9.02		$9.93	$9.83
Income from Investment Operations
Net investment income/(loss)	0.26	[a]	0.18	[a]	0.24	[a]	0.40 [a]	0.47 [a]
Net realized and unrealized gains/(losses) on investments	0.40		1.04		1.57		(0.93)	0.13
Total from investment operations	0.66		1.22		1.81		(0.53)	0.60
Less Distributions
Dividends from net investment income	(0.17)		(0.29)		(0.16)		(0.38)	(0.47)
Distributions from net realized capital gains[1]	(0.32)		—		(0.39)		—	(0.03)
Total distributions	(0.49)		(0.29)		(0.55)		(0.38)	(0.50)
Net asset value end of period	11.38		11.21		10.28		9.02	9.93
Net assets end of period (000s)	$420,429		$297,858		$181,592		$81,832	$25,431
Ratios and Supplemental Data (%)
Total return	6.38%[b]		12.11%[b]		20.73%[b]		(5.80)%[b]	6.31%[b]
Ratio of total expenses to average net assets[2]	0.61		0.66		0.74		0.74	1.12
Ratio of net expenses to average net assets	0.60	[a]	0.60	[a]	0.60	[a]	0.57 [a]	0.56 [a]
Ratio of net investment income to average net assets	2.68	[a]	1.86	[a]	3.21	[a]	3.93 [a]	4.62 [a]
Portfolio turnover	340		309		496		1,334	661

HARBOR MONEY MARKET FUND
	Institutional Class
Year Ended October 31	2011		2010		2009		2008	2007
Net asset value beginning of period	$1.00		$1.00		$1.00		$1.00	$1.00
Income from Investment Operations
Net investment income/(loss)	—	[a],f	—	[a,f]	—	[a,f]	0.03 [a]	0.05 [a]
Total from investment operations	—	[f]	—	[f]	—	[f]	0.03	0.05
Less Distributions
Dividends from net investment income	—	[f]	—	[f]	—	[f]	(0.03)	(0.05)
Total distributions	—	[f]	—	[f]	—	[f]	(0.03)	(0.05)
Net asset value end of period	1.00		1.00		1.00		1.00	1.00
Net assets end of period (000s)	$130,758		$147,116		$186,909		$238,954	$215,668
Ratios and Supplemental Data (%)
Total return	0.11%[b]		0.18%[b]		0.39%[b]		3.04%[b]	5.18%[b]
Ratio of total expenses to average net assets[2]	0.33		0.34		0.39		0.32	0.35
Ratio of net expenses to average net assets	—	[a]	0.01	[a]	0.21	[a]	0.28 [a]	0.28 [a]
Ratio of net investment income to average net assets	0.11	[a]	0.17	[a]	0.41	[a]	2.97 [a]	5.06 [a]

1	Includes both short-term and long-term capital gains.

2	Percentage does not reflect reduction for credit balance arrangements. (See Note 2 to Financial Statements).

a	Reflects the Adviser’s waiver, if any, of its management fees and/or other operating expenses.

b	The total returns would have been lower had certain expenses not been waived during the periods shown.

c	Annualized.

d	Unannualized.

e	For the period May 1, 2011 (inception) through October 31, 2011.

f	Less than $0.01.

The accompanying notes are an integral part of the Financial Statements.

Administrative Class
2011		2010		2009		2008	2007
$11.23		$10.29		$9.02		$9.93	$9.83

0.09	[a]	(0.02)[a]		0.25	[a]	0.54 [a]	0.48 [a]
0.55		1.21		1.54		(1.11)	0.09
0.64		1.19		1.79		(0.57)	0.57

(0.15)		(0.25)		(0.13)		(0.34)	(0.44)
(0.32)		—		(0.39)		—	(0.03)
(0.47)		(0.25)		(0.52)		(0.34)	(0.47)
11.40		11.23		10.29		9.02	9.93
$3,472		$1,425		$552		$468	$1,077

6.12%[b]		11.77%[b]		20.52%[b]		(6.10)%[b]	6.05%[b]
0.87		0.91		0.99		1.03	1.35
0.85	[a]	0.85	[a]	0.86	[a]	0.82 [a]	0.82 [a]
2.26	[a]	1.59	[a]	2.40	[a]	3.69 [a]	4.13 [a]
340		309		496		1,334	661

Administrative Class
2011		2010		2009		2008	2007
$1.00		$1.00		$1.00		$1.00	$1.00

—	[a,f]	—	[a,f]	—	[a,f]	0.03 [a]	0.05 [a]
—	[f]	—	[f]	—	[f]	0.03	0.05

—	[f]	—	[f]	—	[f]	(0.03)	(0.05)
—	[f]	—	[f]	—	[f]	(0.03)	(0.05)
1.00		1.00		1.00		1.00	1.00
$405		$447		$413		$13	$5,362

0.11%[b]		0.18%[b]		0.31%[b]		2.79%[b]	4.92%[b]
0.59		0.59		0.43		0.56	0.60
—	[a]	0.01	[a]	0.25	[a]	0.53 [a]	0.53 [a]
0.11	[a]	0.18	[a]	0.14	[a]	2.73 [a]	4.82 [a]

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—October 31, 2011

(Currency in thousands)

NOTE 1—ORGANIZATIONAL MATTERS

Harbor Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. The Trust consists of 30 separate portfolios. The portfolios covered by this report include: Harbor Convertible Securities Fund, Harbor Emerging Markets Debt Fund, Harbor High-Yield Bond Fund, Harbor Bond Fund, Harbor Real Return Fund, and Harbor Money Market Fund (individually or collectively referred to as a “Fund” or the “Funds,” respectively). Harbor Capital Advisors, Inc. (the “Adviser” or “Harbor Capital”) is the investment adviser for the Funds.

The Funds may offer up to three classes of shares, designated as Institutional Class, Administrative Class and Investor Class. The shares of each class represent an interest in the same portfolio of investments of the respective Fund and have equal rights to voting, redemptions, dividends, and liquidations, except that: (i) certain expenses, subject to the approval of the Trust’s Board of Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service; and (ii) shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights as to that distribution plan.

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from these estimates.

Security Valuation

Equity securities (including common stock, preferred stock, and convertible preferred stock) and financial derivative instruments (such as futures contracts and options contracts) that are traded on a national security exchange (except securities listed on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system and United Kingdom securities), are valued at the last sale price on a national exchange or system on which they are principally traded as of the valuation date. Securities listed on the NASDAQ system or a United Kingdom exchange are valued at the official closing price of those securities. In the case of securities for which there are no sales on the valuation day, (i) securities traded principally on a U.S. exchange, including NASDAQ, are valued at the mean between the closing bid and ask price; and (ii) securities traded principally on a foreign exchange, including United Kingdom securities, are valued at the official bid price determined as of the close of the primary exchange. To the extent these securities are actively traded and fair valuation adjustments are not applied, they are normally categorized as Level 1 in the fair value hierarchy. Preferred stock and other equity securities traded on inactive markets or valued by reference to similar instruments are normally categorized as Level 2 in the fair value hierarchy. For more information on the fair value hierarchy, please refer to the Fair Value Measurements and Disclosures section in Note 2.

Debt securities (including corporate bonds, municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, mortgage-backed and asset-backed securities, foreign government obligations, bank loans, and convertible securities other than short-term securities with a remaining maturity of less than 60 days at the time they are acquired), are valued using evaluated prices furnished by a pricing service selected by the Board of Trustees. An evaluated price represents an assessment by the pricing service using various market inputs of what the pricing service believes is the fair market value of a security at a particular point in time. The pricing service determines evaluated prices for debt securities that would be transacted at institutional-size quantities using inputs including, but not limited to, (i) recent transaction prices and dealer quotes, (ii) transaction prices for what the pricing service believes are securities with similar characteristics, (iii) the pricing vendor’s assessment of the risk inherent in the security taking into account criteria such as credit quality, payment history, liquidity and market conditions, and (iv) various correlations and relationships between security price movements and other factors, such as interest rate changes, which are recognized by institutional traders. In the case of mortgage-backed and asset-backed securities, the inputs used by the pricing service may also include information about cash flows, prepayment rates, default rates, delinquency and loss assumptions, collateral characteristics,

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

credit enhancements and other specific information about the particular offering. Because many debt securities trade infrequently, the pricing vendor will often not have current transaction price information available as an input in determining an evaluated price for a particular security. When current transaction price information is available, it is one input into the pricing service’s evaluation process, which means that the evaluated price supplied by the pricing service will frequently differ from that transaction price. Short-term securities with a remaining maturity of less than 60 days at the time they are acquired are stated at amortized cost, which approximates fair value. Securities that use similar valuation techniques and inputs as described above are normally categorized as Level 2 in the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, and swap agreements, derive their value from underlying asset prices, indices, reference rates and other inputs, or a combination of these factors. These instruments are valued using evaluated prices furnished by a pricing service selected by the Board of Trustees. In certain cases, when a valuation is not readily available from a pricing service, the Fund’s subadviser provides a valuation, typically using its own proprietary models. Depending on the instrument and the terms of the transaction, the value of the derivative instrument can be determined by a pricing service or subadviser using a series of techniques, including simulation pricing models. The pricing models use inputs, such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates, that are observed from actively quoted markets. Derivative instruments that use valuation techniques and inputs similar to those described above are normally categorized in Level 2 of the fair value hierarchy.

When reliable market quotations or evaluated prices supplied by a pricing vendor are not readily available or are not believed to accurately reflect fair value, securities are priced at their fair value as determined by the Trust’s Valuation Committee pursuant to procedures adopted by the Board of Trustees. Securities valued using fair value pricing procedures that incorporate significant unobservable inputs are normally categorized as Level 3 in the fair value hierarchy.

A Fund may also use fair value pricing if the value of some or all of the Fund’s securities have been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with other securities as well. In such cases, the Fund may apply a fair value factor supplied by the pricing service to a foreign security’s market close value to reflect changes in value that may have occurred between the close of the primary market or exchange on which the security is traded and the Fund’s pricing time. That factor may be derived using observable inputs such as a comparison of the trading patterns of a foreign security to intraday trading in the U.S. markets that are highly correlated to the foreign security or other information that becomes available after the close of the foreign market on which the security principally traded. When fair value pricing is employed, the prices of securities used by a Fund to calculate its net asset value may differ from market quotations, official closing prices or evaluated prices for the same securities, which means that the Fund may value those securities higher or lower than another fund that uses market quotations, official closing prices or evaluated prices supplied by a pricing vendor. Securities valued using observable inputs, such as those described above, are normally categorized as Level 2 of the fair value hierarchy.

Fair Value Measurements and Disclosures

Various inputs may be used to determine the value of each Fund’s investments which are summarized in three broad categories defined as Level 1, Level 2 and Level 3. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The assignment of an investment to Level 1, 2 or 3 is based on the lowest level of significant inputs used to determine its fair value.

Level 1—	Quoted prices in active markets for identical securities.
Level 2—	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—	Significant unobservable inputs are used in situations where quoted prices or other observable inputs are not available. Significant unobservable inputs may include the Funds’ own assumptions.

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Transfers between levels, if any, are recognized as of the last day in the fiscal quarter of the period in which the event or change in circumstances that caused the reclassification occurred. For fair valuations using significant unobservable inputs, a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses is provided, including purchases and sales, and transfers in/out of the Level 3 category during the period. A fair value hierarchy, level transfer activity, and a Level 3 reconciliation, when applicable, can be found at the end of each Fund’s Portfolio of Investments schedule.

The Funds used observable inputs in their valuation methodologies whenever they were available and deemed reliable.

Loan Participations and Assignments

Loan participations and loan assignments are direct debt instruments, which are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. During the period, Harbor High-Yield Bond Fund, Harbor Bond Fund and Harbor Real Return Fund invested in loan participations and assignments. A Fund’s investments in loans may be in the form of participation in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled, only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.

The Harbor High-Yield Bond Fund has also entered into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts will never be utilized by the borrower. The funded portion of these credit agreements are presented on the Portfolio of Investments. Unfunded loan commitments are marked to market daily and any unrealized appreciation or depreciation is included in the Statement of Assets and Liabilities and the Statement of Operations.

Harbor High-Yield Bond Fund may also receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a prepayment penalty fee upon the prepayment of a loan by a borrower. Fees earned are recorded as a component of interest income on the Statements of Operations.

At the end of the period October 31, 2011, the Harbor High-Yield Bond Fund had $18,450 in unfunded loan commitments outstanding.

Inflation-Indexed Bonds

Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted based on the rate of inflation. During the period, Harbor Real Return Fund and Harbor Bond Fund invested in inflation-indexed bonds. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value that is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income even though investors do not receive the principal until maturity.

Mortgage-Related and Other Asset-Backed Securities

Mortgage-backed or asset-backed securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

payable from, mortgage loans on real property. During the period, Harbor Bond Fund and Harbor Real Return Fund invested in mortgage- or other asset-backed securities. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

U.S. Government Securities

During the period, each fund (except Harbor High Yield Bond Fund) invested in U.S. government securities. U.S. government securities include securities issued by U.S. government agencies or government-sponsored enterprises that may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. government corporation, is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). On September 7, 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac in conservatorship, while the Treasury agreed to purchase preferred stock as needed to ensure that both Fannie Mae and Freddie Mac maintain a positive net worth (guaranteeing up to $100 billion for each entity). As a consequence, certain fixed income securities of Fannie Mae and Freddie Mac have more explicit U.S. government support.

Forward Commitments and When-Issued Securities

During the period, Harbor Bond Fund and the Harbor Real Return Fund purchased and sold securities on a forward commitment basis, including “TBA” (to be announced) purchase and sale commitments. Purchasing securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date. Such risk is in addition to the risk of decline in value of a Fund’s other assets. Although a Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, a Fund may dispose of a when-issued security or forward commitment prior to settlement if the subadviser deems it appropriate to do so. Each Fund may enter into a forward-commitment sale to hedge its portfolio positions or to sell securities it owned under a delayed delivery arrangement. Sale proceeds are not received until the contractual settlement date. While such a contract is outstanding, a Fund must segregate equivalent deliverable securities or hold an offsetting purchase commitment. A Fund may realize short-term gains or losses upon such purchases and sales. These transactions involve a commitment by a Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchase and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges.

The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of a Fund’s net asset value starting on the date of the agreement to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund’s assets. Fluctuations in the market value of the underlying securities are not reflected in a Fund’s net asset value as long as the commitment to sell remains in effect. Settlement of when-issued purchase and forward commitment transactions generally take place within two months after the date of the transaction, but a Fund may agree to a longer settlement period.

A Fund will purchase securities on a when-issued basis, or purchase or sell securities on a forward commitment basis, only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a

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matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into. A Fund also may sell securities it has committed to purchase before those securities are delivered to such Fund on the settlement date. A Fund may realize a capital gain or loss in connection with these transactions. When a Fund purchases securities on a when-issued or forward commitment basis, the Fund will maintain in a segregated account with the Fund’s custodian, or set aside in the Fund’s records, cash or liquid assets having a value (determined daily) at least equal to the amount of the Fund’s purchase commitments. In the case of a forward commitment to sell portfolio securities, portfolio holdings will be held in a segregated account with a Fund’s custodian, or set aside on the Fund’s records, while the commitment is outstanding.

Repurchase Agreements

In a repurchase agreement, a Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Such agreements must be adequately collateralized to cover the counterparty’s obligation to the Fund to close out the repurchase agreement. During the period, each Fund entered into repurchase agreements with domestic or foreign banks or with a member firm of the Financial Industry Regulatory Authority, Inc. (“FINRA”), or an affiliate of a member firm that is a primary dealer in U.S. government securities. Each repurchase agreement counterparty must meet the minimum credit quality requirements applicable to the respective Fund and any other appropriate counterparty criteria as determined by the Fund’s subadviser. The minimum credit quality requirements are those applicable to a Fund’s purchase of securities such that if a Fund is permitted to only purchase securities that are rated investment grade (or the equivalent if unrated), that Fund could only enter into repurchase agreements with counterparties that have debt outstanding that is rated investment grade (or the equivalent if unrated). The securities are regularly monitored to ensure that the collateral is adequate. In the event of the bankruptcy of the seller or the failure of the seller to repurchase the securities as agreed, the Fund could suffer losses, including loss of interest on or principal of the securities and costs associated with delay and enforcement of the repurchase agreement.

Short Sales

During the period, Harbor Bond Fund and Harbor Real Return Fund engaged in short-selling, which obligates a Fund to replace a borrowed security by purchasing it at the market price at the time of replacement. Until the security is replaced, such Fund is required to pay any accrued interest or dividends to the lender and also may be required to pay a premium. A Fund would realize a gain if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund would incur a loss as a result of the short sale if the price of the security increases between those dates. Until a Fund replaces the borrowed security, it will maintain cash or liquid securities sufficient to cover its short position in a segregated account or set aside in the Fund’s records. Short sales involve the risk of an unlimited increase in the market price of the borrowed security.

Futures Contracts

A futures contract is an agreement between two parties to buy or sell a specified financial instrument at a set price on a future date. During the period, Harbor Bond Fund and Harbor Real Return Fund used futures contracts to gain exposure to the fixed income asset class with greater efficiency and lower cost than was possible through direct investment, to add value when these securities were attractively priced, or to adjust the portfolio’s sensitivity to changes in interest rates or currency exchange rates. Futures contracts tend to increase or decrease a Fund’s exposure to the underlying instrument or can be used to hedge other Fund investments.

Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash, U.S. government securities or other liquid securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract referred to as “variation margin.” Such receipts or payments are recorded by a Fund as unrealized gains or losses. When the contract is closed or expires, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. A Fund may suffer losses if it is unable to

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(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

close out its position because of an illiquid secondary market. There is no assurance that a portfolio manager will be able to close out its position when the portfolio manager considers it appropriate or desirable to do so. In the event of adverse price movements, a Fund may be required to continue making daily cash payments to maintain its required margin. If a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when the portfolio manager would not otherwise elect to do so. In addition, a Fund may be required to deliver or take delivery of instruments. The maximum potential loss on a long futures contract is the U.S. dollar value of the notional amount at the time the contract is opened. The potential loss on a short futures contract is unlimited. There is minimal counterparty risk with futures contracts as they are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Options

An option, including rights and warrants, is a contract that offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price (the strike price) during a certain period of time or on a specific date (exercise date). During the period, Harbor Bond Fund and Harbor Real Return Fund purchased and wrote (sold) option contracts to manage their exposure to the bond markets and to fluctuations in interest rates and currency values. Call options tend to increase a Fund’s exposure to the underlying instrument, if purchased, and decrease exposure to the underlying instrument, if written. Put options tend to decrease a Fund’s exposure to the underlying instrument, if purchased, and increase exposure to the underlying instrument, if written.

When a Fund purchases an option, it pays a premium. If a purchased option expires, a Fund realizes a loss in the amount of the premium. If a Fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If a call option is exercised by a Fund, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If a put option is exercised by a Fund, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium originally paid. The risk associated with purchasing options is limited to the premium paid. A Fund’s maximum risk of loss from counterparty credit risk is also limited to the premium paid for the contract.

When a Fund writes an option, it receives a premium. If a written option expires on its stipulated expiration date, or if a Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss, if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security that a Fund purchases upon exercise of the option.

The risk in writing a call option is that a Fund relinquishes the opportunity to profit if the market price of the underlying security increases and the option is exercised. In writing a put option, a Fund assumes the risk of incurring a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is a risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market or if the counterparty does not perform under the contract’s terms.

Swap Agreements

A swap is a contract between two parties to exchange future cash flows at specified intervals (payment dates) based upon a notional principal amount during the agreed-upon life of the contract. Swaps are marked to market daily and changes in value are recorded as unrealized appreciation or depreciation.

Upon entering a swap agreement, any payments received or made at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent a reconciling value to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates,

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NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. If a liquidation payment is received or made at the termination of the swap, it is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Statement of Operations. A Fund will only enter into swap agreements with counterparties that meet the minimum credit quality requirements applicable to the Fund and any other appropriate counterparty criteria as determined by the Fund’s subadviser. The minimum credit quality requirements are similar to those applicable to a Fund’s purchase of securities, such that if the Fund is permitted to only purchase securities that are rated investment grade (or the equivalent if unrated), the Fund could only enter into one of the below referenced transactions with counterparties that have debt outstanding that is rated investment grade (or the equivalent if unrated). Entering into swap agreements involves, to varying degrees, elements of credit risk, market risk and interest rate risk in excess of the amount recognized in the Statement of Assets and Liabilities. Such risks include the possibility that there is not a liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. The Fund’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life or the fair value of the contract. This risk is typically mitigated by entering into swap agreements with highly-rated counterparties, the existence of a master netting arrangement with the Fund and the counterparty, and the posting of collateral by the counterparty.

Interest Rate Swaps are agreements between counterparties to exchange cash flows or an exchange of commitments to pay or receive interest with respect to the notional amount of principal. During the period, Harbor Bond Fund and Harbor Real Return Fund used interest rate swap agreements to manage their exposure to interest rate changes. Changes in interest rates can have an effect on both the value of bond holdings and the amount of interest income earned.

Credit Default Swaps are agreements between counterparties to buy or sell protection on a debt security, a basket of securities, or an index of obligations against a defined credit event. Under the terms of a credit default swap, the buyer of protection receives credit protection in exchange for making periodic payments to the seller of protection based on a given percentage applied to a notional principal amount. In return for these payments, the seller acts as the guarantor of the creditworthiness of a reference entity, obligation or index. During the period, Harbor Bond Fund and Harbor Real Return Fund used credit default swap agreements as a seller to gain credit exposure to an issuer or to simulate investments in long bond positions that were either unavailable or less attractively priced in the bond market; such Funds used credit default swap agreements as a buyer to provide a measure of protection against defaults of an issuer. An issuer may represent either a single issuer, a “basket” of issuers, or a credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole.

The buyer in a credit default contract is obligated to pay the seller a periodic stream of payments over the term of the contract provided that no credit event occurs. Credit events include bankruptcy, failure to pay principal, maturity extension, rating downgrade, or write-down. As a seller, if an underlying credit event occurs, a Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the reference obligation (or underlying securities comprising an index), or pay a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation (or underlying securities comprising an index). As a buyer, if an underlying credit event occurs, a Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the reference obligation (or underlying securities comprising an index) or receive a net settlement. The maximum exposure to loss of the notional value as the seller of credit default swaps outstanding at October 31, 2011 for Harbor Bond Fund and Harbor Real Return Fund is $952,462 and $14,700, respectively.

Structured Notes

Structured notes are hybrid securities that combine a debt obligation with an embedded derivative component. The derivative component is linked to changes in the value of an underlying reference asset or index so as to modify the return characteristics of the debt obligation. During the period, Harbor Emerging Markets Debt Fund invested in structured notes to obtain a customized exposure and return structure that was not otherwise available.

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NOTES TO FINANCIAL STATEMENTS—Continued

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NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Fluctuations in the value of structured notes are recorded as unrealized gains and losses. Net payments are recorded as net realized gains and losses. At maturity, or when the note is sold, the Fund records a realized gain or loss. Structured notes are often leveraged, increasing the volatility of each note’s value relative to the change in the underlying reference asset or index. These notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of a decline in the value of the underlying reference asset or index. Structured notes may also be more volatile, less liquid, and more difficult to accurately price than less complex or more traditional debt securities. These notes are subject to prepayment, credit and interest rate risks similar to those of conventional fixed income securities.

Foreign Forward Currency Contracts

A foreign forward currency contract is an agreement between two parties to buy and sell currencies at a set price on a future date. During the period, Harbor Bond Fund, Harbor Real Return Fund and Harbor Emerging Markets Debt Fund used foreign forward currency contracts to manage their exposure to changes in exchange rates or as a hedge against foreign exchange risk related to specific transactions or portfolio positions.

The foreign forward currency contract is marked-to-market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Risk of losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened. During the period, Harbor Bond Fund, Harbor Real Return and Harbor Emerging Markets Debt Fund entered into collateral agreements with certain counterparties to mitigate counterparty risk associated with foreign forward currency contracts.

Foreign Currency Spot Contracts

A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate for settlement within two business days. During the period, Harbor Bond Fund, Harbor Real Return Fund and Harbor Emerging Markets Debt Fund used foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars.

The foreign currency spot contract is marked-to-market daily for settlements beyond one day, and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Risk of losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Foreign Currency Translations

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based on the current exchange rates at period end. Purchases and sales of securities are translated into U.S. dollars at the current exchange rate on the respective dates of the transaction. Income and withholding taxes are translated at the prevailing exchange rate when accrued or incurred.

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income accrued and tax reclaims receivable and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not isolated in the Statement of Operations from the effects of changes in market prices of these securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

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NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Investment Income

Dividends declared on portfolio securities are accrued on the ex-dividend date. For foreign securities held, certain dividends are recorded after the ex-dividend date, but as soon as the respective Fund is notified of such dividends. Interest income is accrued daily as earned. Discounts and premiums on fixed income securities purchased are amortized over the life of the respective securities using the effective yield method.

Securities Transactions

Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses on security transactions are determined on the basis of identified cost for both federal income tax and financial reporting purposes.

Proceeds from Litigation

The Funds may receive proceeds from shareholder litigation settlements involving current and/or previously held portfolio holdings. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/(loss) if the security has been disposed of by a Fund or in unrealized gain/(loss) if the security is still held by a Fund.

Distribution to Shareholders

Distributions on Fund shares are recorded on the ex-dividend date.

Expenses

Expenses incurred by the Trust are charged directly to the fund that incurred such expense, whenever possible. With respect to expenses incurred by any two or more Harbor Funds where amounts cannot be identified on a fund by fund basis, such expenses are generally allocated in proportion to the average net assets or the number of shareholders of each fund.

Custodian

The Funds have credit balance arrangements with the Custodian whereby uninvested cash is invested in a short-term investment vehicle and amounts earned constitute an expense credit that is applied against gross custody expenses. Such custodial expense reductions are reflected on the accompanying Statement of Operations.

Class Allocations

Income, common expenses and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Federal Taxes

Each Fund is treated as a separate entity for federal tax purposes. Each Fund’s policy is to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held or excise tax on income and capital gains.

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NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned. The Funds may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated.

The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. Management has analyzed each Fund’s tax positions taken on federal income tax returns for all open tax years (in particular, the tax years ended October 31, 2008–2010), including positions expected to be taken upon filing the 2011 tax return and has concluded that no provision for income tax is required in any Fund’s financial statements.

New Accounting Pronouncements

Repurchase Agreements

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2011-03, A Reconsideration of EffectiveControl for Repurchase Agreements (“ASU 2011-03”). Specifically, ASU 2011-03 refers to accounting treatment for repurchase agreements that obligate a transferor to repurchase or redeem financial assets before their maturity. ASU 2011-03 modifies the criteria for determining effective control of the transferred assets and, as a result, certain repurchase agreements may now be required to be accounted for as secured borrowings. ASU 2011-03 will become effective for interim and annual periods beginning after December 15, 2011. Management is evaluating the implications of this pronouncement and the impact it will have on the financial statement amounts and disclosures, if any.

Fair Value Measurements and Disclosures

In May 2011, the FASB issued ASU 2011-04, Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS (“ASU 2011-04”), with the goal of convergence with the International Accounting Standards Board guidance on fair value measurements and disclosures. ASU 2011-04 will require additional disclosures and detail about the circumstances surrounding transfers between securities classified as Level 1 and Level 2 and all securities classified as Level 3. ASU 2011-04 will become effective for interim and annual periods beginning after December 15, 2011. Management is evaluating the implications of this pronouncement and the impact it will have on the Funds’ disclosures.

NOTE 3—INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, other than short-term securities, for each Fund for the year ended October 31, 2011 are as follows:

	Purchases		Sales
	U.S. Government	Other	U.S. Government	Other
Harbor Convertible Securities Fund[a]	$791	$91,208	$677	$13,309
Harbor Emerging Markets Debt Fund[a]	—	8,787	—	3,073
Harbor High-Yield Bond Fund	11,493	1,406,285	15,346	1,167,567
Harbor Bond Fund	49,817,693	2,537,986	51,984,759	1,470,192
Harbor Real Return Fund	1,573,169	124,107	1,476,780	27,532

a	For the period May 1, 2011 (inception) through October 31, 2011.

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NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 3—INVESTMENT PORTFOLIO TRANSACTIONS—Continued

Written Options

Transactions in written options for the period ended October 31, 2011 are summarized as follows:

HARBOR BOND FUND
	Options Written		Options Written		Options Written
	Swap Options - U.S.		U. S. Treasury Futures		Eurodollar Futures
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Options outstanding at beginning of year	2,321,300,000	$21,783	1,480	$663	—	$—
Options opened	3,361,400,000	15,737	3,899	1,917	4,114	2,439
Options closed	(2,293,000,000)	(10,309)	(4,955)	(2,484)	(3,092)	(1,625)
Options expired	(5,200,000)	(21)	(424)	(96)	—	—

Open at 10/31/2011	3,384,500,000	$27,190	—	$—	1,022	$814

HARBOR REAL RETURN FUND
	Options Written		Options Written		Options Written
	Swap Options - U.S.		U. S. Treasury Futures		Eurodollar Futures
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Options outstanding at beginning of year	112,600,000	$688	54	$21	14	$4
Options opened	145,200,000	604	318	137	176	91
Options closed	(159,800,000)	(595)	(372)	(158)	(190)	(95)
Options expired	(6,200,000)	(46)	—	—	—	—

Open at 10/31/2011	91,800,000	$651	—	$—	—	$—

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser

Harbor Capital is an indirect, wholly-owned subsidiary of Robeco Groep, N.V. (“Robeco”). Cooperatieve Centrale Raiffeisen-Boevenleenbank B.A. (“Rabobank Nederland”) owns 100% of the shares of Robeco. Harbor Capital is the Trust’s investment adviser and is also responsible for administrative and other services. Separate advisory agreements for each Fund were in effect during the year ended October 31, 2011. The contractual management fees and actual management fees paid by the Funds (each expressed as an annual percentage rate of average daily net assets) as follows:

	Contractual Rate		Actual Rate
Harbor Convertible Securities Fund	0.65%		0.65%
Harbor Emerging Markets Debt Fund	0.85		0.85
Harbor High-Yield Bond Fund	0.60	[a]	0.57
Harbor Bond Fund	0.48	[b]	0.46
Harbor Real Return Fund	0.48		0.48
Harbor Money Market Fund	0.20	[c]	0.00

a	The Adviser has contractually agreed to reduce the management fee to 0.57% through February 29, 2012.

b	The Adviser has contractually agreed to reduce the management fee to 0.455% on assets greater than $1 billion through February 29, 2012.

c	The Adviser has contractually agreed to reduce the management fee to 0.18% through February 29, 2012.

Harbor Capital has from time to time voluntarily or contractually agreed not to impose a portion of its management fees and to bear a portion of the expenses incurred in the operation of certain Funds in order to limit Fund expenses. Such waivers are reflected on the accompanying Statements of Operations for the respective Funds. Harbor Capital has entered

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NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued

into a contractual expense limitation agreement with Harbor Convertible Securities Fund limiting the total expenses for the Fund to 0.85%, 1.10% and 1.22% for the Institutional Class, Administrative Class and Investor Class, respectively. Harbor Capital has entered into a contractual expense limitation agreement with Harbor Emerging Markets Debt Fund limiting the total expenses for the Fund to 1.05% and 1.30% for the Institutional Class and Administrative Class, respectively. Harbor Capital has entered into a contractual expense limitation agreement with Harbor Real Return Fund limiting the total expenses for the Fund to 0.60% and 0.85% for the Institutional Class and Administrative Class, respectively. Harbor Capital has also entered into a contractual expense limitation agreement with Harbor Money Market Fund limiting the total expenses for the Fund to 0.28% for the Institutional Class and 0.53% for the Administrative Class. The contractual expense limitations are effective through February 29, 2012 for Harbor Real Return Fund and Harbor Money Market Fund; and April 30, 2012 for Harbor Convertible Securities Fund and Harbor Emerging Markets Debt Fund. Since December 9, 2009, Harbor Capital has voluntarily reimbursed all expenses of the Harbor Money Market Fund resulting in actual expense ratios for the year ended October 31, 2011 of 0.00% and 0.00% for the Institutional Class and Administrative Class, respectively. All expense limitations are inclusive of the transfer agent fee waiver discussed in the Transfer Agent note below.

Distributor

Harbor Funds Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of Harbor Capital, is the distributor for Harbor Funds shares. Under the Trust’s current distribution plans pursuant to Rule 12b-1 under the Investment Company Act with respect to each Fund’s Administrative Class shares and Investor Class shares (collectively, the “12b-1 Plans”), as applicable, each Fund pays the Distributor compensation at the annual rate of 0.25% of the average daily net assets of Administrative Class shares and of the Investor Class shares. The 12b-1 Plans compensate the Distributor for the purpose of financing any activity that is primarily intended to result in the sale of Administrative and Investor Class shares of the Funds or for recordkeeping services or the servicing of shareholder accounts in the Administrative and Investor Class shares of the Fund. Such activities include, but are not limited to: printing of prospectuses and statements of additional information and reports for prospective shareholders (i.e., other than existing shareholders); preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers or other institutions such as asset-based sales charges, payments of recordkeeping fees under recordkeeping arrangements, or payments of service fees under shareholder service arrangements; and costs of administering each 12b-1 Plan.

Amounts payable by a Fund under the 12b-1 Plans need not be directly related to the expenses actually incurred by the Distributor on behalf of each Fund. The 12b-1 Plans do not obligate the Funds to reimburse Harbor Funds Distributors for the actual expenses the Distributor may incur in fulfilling its obligations under the 12b-1 Plans. Thus, even if the Distributor’s actual expenses exceed the fee payable to the Distributor at any given time, the Funds will not be obligated to pay more than that fee. If the Distributor’s expenses are less than the fee it receives, the Distributor will retain the difference.

The fees attributable to each Fund’s respective class are shown on the accompanying Statement of Operations.

Transfer Agent

Harbor Services Group, Inc., a wholly-owned subsidiary of Harbor Capital, is the shareholder servicing agent for the Funds. The shareholder servicing agreement is reviewed and approved annually by the Trustees of the Funds and provides currently for compensation up to the following amounts per class of each Fund:

Share Class	Transfer Agent Fees
Institutional Class	0.06% of the average daily net assets of all Institutional Class shares.
Administrative Class	0.06% of the average daily net assets of all Administrative Class shares.
Investor Class	0.18% of the average daily net assets of all Investor Class shares.

Effective March 1, 2011, the transfer agent fees for the Institutional and Administrative Class shares decreased from 0.08% to 0.06% and decreased from 0.20% to 0.18% for the Investor Class shares. Harbor Services Group, Inc. has voluntarily

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(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued

waived a portion of its transfer agent fees during the year ended October 31, 2011. Fees incurred for these transfer agent services are shown on each Fund’s Statement of Operations.

Shareholders

On October 31, 2011, Harbor Capital, Harbor Funds Distributors, and Harbor Services Group, collectively held the following shares of beneficial interest in the Funds:

	Number of Shares Owned by Harbor Capital Advisors, Harbor Funds Distributors, and Harbor Services Group				Percentage of Outstanding Shares
	Institutional Class	Administrative Class	Investor Class	Total
Harbor Convertible Securities Fund	472,504	25,133	25,127	522,764	0.1%
Harbor Emerging Markets Debt Fund	496,264	25,455	N/A	521,719	0.8
Harbor High-Yield Bond Fund	29,973	4	9	29,986	0.0
Harbor Bond Fund	16,832	3	N/A	16,835	0.0
Harbor Real Return Fund	5,826	3	N/A	5,829	0.0
Harbor Money Market Fund	58,009,889	25,132	N/A	58,035,021	0.4

Independent Trustees

The fees and expenses of the Independent Trustees allocated to each Fund are shown on each Fund’s Statement of Operations. The Independent Trustees’ remuneration for all Fixed Income Funds totaled $179 for the year ended October 31, 2011.

The Board of Trustees has adopted a Deferred Compensation Plan for Independent Trustees (the “Plan”), which enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Trust. For purposes of determining the amount owed to a Trustee under the Plan, deferred amounts are treated as though they had been invested in shares of the Fund(s) selected by the Trustee. The deferred compensation liability and the offsetting deferred compensation investment asset are included as a component of “Other Liabilities” and “Other Assets” in the Statement of Assets and Liabilities and fluctuates with changes in the market value of the selected securities. The market value adjustment for all Fixed Income Funds totaled $(3) for the year ended October 31, 2011. The deferred compensation and related mark-to-market impact will be a liability and an offsetting asset of the Funds until distributed in accordance with the Plan.

Redemption Fee

A 1% redemption fee is charged on shares of Harbor Convertible Securities Fund and Harbor High-Yield Bond Fund that are redeemed within 9 months from their date of purchase. A 2% redemption fee is charged on shares of Harbor Emerging Markets Debt Fund that are redeemed within 60 days from their date of purchase. All redemption fees are recorded by the Fund as paid-in capital. For the year ended October 31, 2011 the redemption fee proceeds are as follows:

Amount
Harbor Convertible Securities Fund	$1
Harbor Emerging Markets Debt Fund	—
Harbor High-Yield Bond Fund	288

Indemnification

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued

that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 5—TAX INFORMATION

The amount and character of income and net realized gains to be distributed are determined in accordance with income tax rules and regulations, which may differ from generally accepted accounting principles. These differences are attributable to permanent book and tax accounting differences that were primarily due to tax treatment of swap agreement transactions, use of equilization and foreign currency transactions. Reclassifications are made to the Funds’ capital accounts to reflect income and net realized gains available for distribution (or available capital loss carryovers) under income tax rules and regulations. The amounts reclassified on the Statement of Assets and Liabilities for the year ended October 31, 2011 are as follows:

	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid-In Capital
Harbor Convertible Securities Fund	$—	$—	$—
Harbor Emerging Markets Debt Fund	(64)	64	—
Harbor High-Yield Bond Fund	(2,340)	(450)	2,790
Harbor Bond Fund	22,949	(22,949)	—
Harbor Real Return Fund	2,310	(2,326)	16
Harbor Money Market Fund	—	—	—

The tax composition of distributions is as follows:

	As of October 31, 2010			As of October 31, 2011
	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
Harbor Convertible Securities Fund	N/A	N/A	N/A	$312	$—	$312
Harbor Emerging Markets Debt Fund	N/A	N/A	N/A	109	—	109
Harbor High-Yield Bond Fund	$63,235	$—	$63,235	114,874	6,738	121,612
Harbor Bond Fund	272,372	22,472	294,844	478,758	136,362	615,120
Harbor Real Return Fund	6,135	—	6,135	12,354	1,770	14,124
Harbor Money Market Fund	316	—	316	183	—	183

As of October 31, 2011, the components of distributable earnings on a tax basis are as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation/ (Depreciation)
Harbor Convertible Securities Fund	$371	$—	$(2,851)
Harbor Emerging Markets Debt Fund	34	—	(260)
Harbor High-Yield Bond Fund	16,137	20,184	39,864
Harbor Bond Fund	—	14,487	215,225
Harbor Real Return Fund	24,068	3,524	8,698
Harbor Money Market Fund	35	—	—

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, each fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 5—TAX INFORMATION—Continued

At October 31, 2011, the following Fund had a capital loss carryforward for federal tax purposes, which will reduce the Fund’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code. This will reduce the amount of the distribution to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. The following capital loss carryforward does not expire:

	Capital Loss Carryforwards:
	Short Term	Long Term	Total
Harbor Convertible Securities Fund	$567	$—	$567

The identified cost for federal income tax purposes of investments owned by each Fund (including earned discount on corporate short-term notes and commercial paper) and their respective gross unrealized appreciation and depreciation at October 31, 2011 are as follows:

		Gross Unrealized		Net Unrealized Appreciation/ (Depreciation)
	Identified Cost	Appreciation	(Depreciation)
Harbor Convertible Securities Fund*	$77,740	$382	$(3,232)	$(2,850)
Harbor Emerging Markets Debt Fund	6,119	82	(339)	(257)
Harbor High-Yield Bond Fund	1,649,134	57,775	(17,912)	39,863
Harbor Bond Fund	8,880,656	301,305	(131,841)	169,464
Harbor Real Return Fund	542,403	13,448	(5,129)	8,319
Harbor Money Market Fund	131,944	—	—	—

*	Capital loss carryforwards are available that may reduce taxable income from future net realized gain on investments.

NOTE 6—DERIVATIVES

The Funds’ derivative holdings do not qualify for hedge accounting treatment and as such are recorded at fair value. For a detailed discussion of risks related to these investments please refer to the descriptions of each derivative in Note 2—Significant Accounting Policies.

The derivative instruments outstanding as of the year ended October 31, 2011 as disclosed in the Portfolios of Investments for the Funds and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the year as disclosed in the Statement of Operations, serve as indicators of the volume of derivative activity for these Funds.

Derivative Instruments

At October 31, 2011, the fair values of derivatives by primary risk exposure were reflected in the Statement of Assets and Liabilities as follows:

HARBOR EMERGING MARKETS DEBT FUND
Statement of Assets and Liabilities Caption	Foreign Exchange Contracts
Assets
Open forward currency contracts	$11

Liabilities
Open forward currency contracts	$(4)

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 6—DERIVATIVES—Continued

HARBOR BOND FUND
Statement of Assets and Liabilities Caption	Equity Contracts	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Total
Assets
Investments, at value (Purchased Options)	$2	$753	$—	$—	$755
Open forward currency contracts	—	—	28,032	—	28,032
Unrealized appreciation on swap agreements[b]	—	41,158	—	4,644	45,802
Variation margin on futures contracts[a]	—	32,148	—	—	32,148

Liabilities
Open forward currency contracts	$—	$—	$(55,605)	$—	$(55,605)
Unrealized depreciation on swap agreements[b]	—	(9,309)	—	(11,634)	(20,943)
Variation margin on futures contracts[a]	—	(371)	—	—	(371)
Written options, at value	—	(10,719)	—	(127)	(10,846)

HARBOR REAL RETURN FUND
Statement of Assets and Liabilities Caption	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Total
Assets
Investments, at value (Purchased Options)	$167	$—	$—	$167
Open forward currency contracts	—	167	—	167
Unrealized appreciation on swap agreements[b]	396	—	109	505
Variation margin on futures contracts[a]	558	—	—	558

Liabilities
Open forward currency contracts	$—	$(2,784)	$—	$(2,784)
Unrealized depreciation on swap agreements[b]	(17)	—	(271)	(288)
Variation margin on futures contracts[a]	(1)	—	—	(1)
Written options, at value	(326)	—	—	(326)

a	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

b	Net of premiums received of $69,137 for Harbor Bond Fund and paid of $480 for Harbor Real Return Fund.

Realized net gain/(loss) and the change in unrealized appreciation/(depreciation) on derivatives by primary risk exposure for the year ended October 31, 2011, were:

HARBOR EMERGING MARKETS DEBT FUND
Net Realized Gain/(Loss) on Derivatives	Foreign Exchange Contracts
Forward Currency Contracts	$(18)

Change in Unrealized Appreciation/(Depreciation) on Derivatives	Foreign Exchange Contracts
Forward Currency Contracts	$ 7

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 6—DERIVATIVES—Continued

HARBOR BOND FUND
Net Realized Gain/(Loss) on Derivatives	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Total
Forward Currency Contracts	$—	$69,038	$—	$—	$69,038
Futures Contracts	39,099	—	—	—	39,099
Option Contracts-Purchased	—	—	—	73	73
Option Contracts-Written	(4,375)	21	—	—	(4,354)
Swaps Agreements	(157,234)	—	24,173	—	(133,061)

Realized Net Gain/(Loss) on Derivatives	$(122,510)	$69,059	$24,173	$73	$(29,205)

Change in Unrealized Appreciation/(Depreciation) on Derivatives	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Total
Forward Currency Contracts	$—	$(41,584)	$—	$—	$(41,584)
Futures Contracts	22,955	—	—	—	22,955
Option Contracts-Purchased	337	—	—	—	337
Option Contracts-Written	7,028	—	—	—	7,028
Swaps Agreements	9,975	—	(17,816)	—	(7,841)

Change in Unrealized Appreciation/(Depreciation) on Derivatives	$40,295	$(41,584)	$(17,816)	$—	$(19,105)

HARBOR REAL RETURN FUND
Net Realized Gain/(Loss) on Derivatives		Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Total
Forward Currency Contracts		$—	$1,626	$—	$1,626
Futures Contracts		580	—	—	580
Option Contracts-Purchased		98	—	—	98
Option Contracts-Written		588	40	—	628
Swaps Agreements		(1,133)	—	299	(834)

Realized Net Gain/(Loss) on Derivatives		$133	$1,666	$299	$2,098

Change in Unrealized Appreciation/(Depreciation) on Derivatives		Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Total
Forward Currency Contracts		$—	$(1,982)	$—	$(1,982)
Futures Contracts		488	—	—	488
Option Contracts-Purchased		30	—	—	30
Option Contracts-Written		109	—	—	109
Swaps Agreements		(40)	—	(354)	(394)

Change in Unrealized Appreciation/(Depreciation) on Derivatives		$587	$(1,982)	$(354)	$(1,749)

NOTE 7—SUBSEQUENT EVENTS

Through the date the financial statements were issued, no subsequent events or transactions had occurred that would have materially impacted the financial statements or related disclosures as presented herein.

Harbor Fixed Income Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Harbor Funds

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Harbor Convertible Securities Fund, Harbor Emerging Markets Debt Fund, Harbor High-Yield Bond Fund, Harbor Bond Fund, Harbor Real Return Fund, and Harbor Money Market Fund (six of the portfolios constituting the Harbor Funds (the Trust)) as of October 31, 2011, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian, agent banks and brokers or by other appropriate auditing procedures where replies from agent banks and brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Harbor Convertible Securities Fund, Harbor Emerging Markets Debt Fund, Harbor High-Yield Bond Fund, Harbor Bond Fund, Harbor Real Return Fund, and Harbor Money Market Fund of the Harbor Funds at October 31, 2011, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

December 20, 2011

Harbor Fixed Income Funds

FEES AND EXPENSE EXAMPLE (Unaudited)

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2011 through October 31, 2011.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the respective Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratios	Expenses Paid During Period*	Beginning Account Value (May 1, 2011)	Ending Account Value (October 31, 2011)
Harbor Convertible Securities Fund
Institutional Class	0.85%
Actual		$4.18	$1,000	$955.00
Hypothetical (5% return)		$4.33	$1,000	$1,020.81
Administrative Class	1.10%
Actual		$5.42	$1,000	$953.00
Hypothetical (5% return)		$5.60	$1,000	$1,019.52
Investor Class	1.22%
Actual		$5.91	$1,000	$952.80
Hypothetical (5% return)		$6.21	$1,000	$1,018.90
Harbor Emerging Markets Debt Fund
Institutional Class	1.05%
Actual		$5.24	$1,000	$982.60
Hypothetical (5% return)		$5.35	$1,000	$1,019.78
Administrative Class	1.30%
Actual		$6.49	$1,000	$980.50
Hypothetical (5% return)		$6.61	$1,000	$1,018.49

Harbor Fixed Income Funds

FEES AND EXPENSE EXAMPLE—Continued

	Annualized Expense Ratios	Expenses Paid During Period*	Beginning Account Value (May 1, 2011)	Ending Account Value (October 31, 2011)
Harbor High-Yield Bond Fund
Institutional Class	0.65%
Actual		$3.28	$1,000	$997.50
Hypothetical (5% return)		$3.31	$1,000	$1,021.85
Administrative Class	0.90%
Actual		$4.53	$1,000	$996.20
Hypothetical (5% return)		$4.58	$1,000	$1,020.55
Investor Class	1.02%
Actual		$5.05	$1,000	$995.50
Hypothetical (5% return)		$5.19	$1,000	$1,019.93
Harbor Bond Fund
Institutional Class	0.53%
Actual		$2.67	$1,000	$1,000.20
Hypothetical (5% return)		$2.70	$1,000	$1,022.47
Administrative Class	0.78%
Actual		$3.93	$1,000	$998.90
Hypothetical (5% return)		$3.97	$1,000	$1,021.17
Harbor Real Return Fund
Institutional Class	0.60%
Actual		$3.10	$1,000	$1,054.90
Hypothetical (5% return)		$3.06	$1,000	$1,022.10
Administrative Class	0.85%
Actual		$4.39	$1,000	$1,053.70
Hypothetical (5% return)		$4.33	$1,000	$1,020.81
Harbor Money Market Fund
Institutional Class	0.00%
Actual		$0.00	$1,000	$1,000.30
Hypothetical (5% return)		$0.00	$1,000	$1,025.21
Administrative Class	0.00%
Actual		$0.00	$1,000	$1,000.30
Hypothetical (5% return)		$0.00	$1,000	$1,025.21
*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Harbor Fixed Income Funds

ADDITIONAL INFORMATION (Unaudited)

ADDITIONAL TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, the Funds designated the following capital gain dividends for the year ended October 31, 2011:

Amount (000s)
Harbor High-Yield Bond Fund	$7,188
Harbor Bond Fund	122,375
Harbor Real Return Fund	1,772

For the fiscal year ended October 31, 2011, the Funds designate up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for reduced tax rates. These lower rates range from 5% to 15% depending on an individual’s tax bracket. If the Funds pay a distribution during calendar year 2011, complete information will be reported in conjunction with Form 1099-DIV.

Shareholders who own a taxable Harbor Funds account and that received distributions from a Fund during calendar year 2011 will receive a Form 1099-DIV in January 2012 that will show the tax character of those distributions.

PROXY VOTING

The Funds have adopted Proxy Voting Policies and Procedures under which the Funds vote proxies relating to securities held by the Funds. In addition, the Funds file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of the Funds’ Proxy Voting Policies and Procedures and the Funds’ proxy voting record (Form N-PX) is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050; (ii) on the Funds’ website at www.harborfunds.com; and (iii) on the SEC’s website at www.sec.gov.

RESULTS OF PROXY VOTING AT SPECIAL MEETING OF HARBOR FUNDS SHAREHOLDERS

At a special meeting of Harbor Funds shareholders held on December 14, 2010, shareholders approved a proposal to elect the following three nominees to the Board of Trustees of Harbor Funds:

Trustee	For	Withheld	Percentage For
Raymond J. Ball	1,490,809,062	18,863,731	98.75%
Donna J. Dean	1,491,727,799	17,945,015	98.81%
Randall A. Hack	1,490,441,461	19,231,333	98.73%

Messrs. Ball and Hack served on the Board of Trustees by appointment prior to the special meeting but had not been elected by shareholders. Ms. Dean did not previously serve on the Board of Trustees. As a result of this special meeting, all Trustees currently serving on the Board of Trustees have been elected by shareholders.

HOUSEHOLDING

Harbor Funds has adopted a policy that allows it to send only one copy of a Fund’s prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same household. This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call the Shareholder Servicing Agent at 800-422-1050. Individual copies will be sent within thirty (30) days after the Shareholder Servicing Agent receives your instructions. Your consent to householding is considered valid until revoked.

QUARTERLY PORTFOLIO DISCLOSURES

Each Fund files a complete portfolio of investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050, (ii) on the Funds’ website at www.harborfunds.com, and (iii) on the SEC’s website at www.sec.gov. The form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may also be obtained by calling 800-SEC-0330.

Harbor Fixed Income Funds

ADDITIONAL INFORMATION—Continued

FACTORS CONSIDERED BY THE TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENT AND SUBADVISORY AGREEMENT OF HARBOR CONVERTIBLE SECURITIES FUND

The Investment Company Act requires that the Investment Advisory and Subadvisory Agreement of each fund of the Trust be approved initially, and following an initial two-year term, at least annually, by the Trust’s Board of Trustees, including a majority of the Independent Trustees voting separately.

At an in-person meeting of the Board of Trustees held February 6, 7 and 8, 2011, the Board, including the Independent Trustees voting separately, considered and approved an Investment Advisory Agreement with Harbor Capital Advisors, Inc., the investment adviser to the Trust (the “Adviser”), and a Subadvisory Agreement with Shenkman Capital Management, Inc. (“Shenkman Capital” or the “Subadviser”) on behalf of the Harbor Convertible Securities Fund (the “Fund”), a newly formed series of the Trust.

In evaluating the Investment Advisory Agreement and the Subadvisory Agreement, the Trustees reviewed materials furnished by the Adviser and the Subadviser, including information about their respective affiliates, personnel, and operations and also relied upon their knowledge of the Adviser and Subadviser resulting from their quarterly meetings, periodic telephonic meetings and other prior communications. At the Meeting, which had been called for the purpose of considering the Investment Advisory Agreement and Subadvisory Agreement, the Trustees, including the Independent Trustees, requested and received materials and presentations relating to the services to be rendered by the Adviser and Subadviser. The Trustees also discussed with representatives of the Adviser, at the Meeting and at prior meetings, Harbor Funds’ operations and the Adviser’s ability, consistent with the “manager of managers” structure of Harbor Funds, to (i) identify and recommend to the Trustees a subadviser for each fund, (ii) monitor and oversee the performance and investment capabilities of each subadviser, and (iii) recommend the replacement of a subadviser where appropriate.

At the Meeting, the Trustees, including all of the Independent Trustees voting separately, determined that the terms of the Investment Advisory Agreement and the Subadvisory Agreement were fair and reasonable and approved the Investment Advisory Agreement and the Subadvisory Agreement for an initial two year term as being in the best interests of the Fund and its future shareholders.

In their deliberations, the Independent Trustees had the opportunity to meet privately without representatives of the Adviser or any Subadviser present and were represented throughout the process by legal counsel to the Independent Trustees and the Funds.

In considering the Fund’s proposed Investment Advisory and Subadvisory Agreements, the Board, including the Independent Trustees, evaluated a number of factors it considered relevant to its determination. The Board did not identify any single factor as all-important or controlling, and individual Trustees did not necessarily attribute the same weight or importance to each factor.

Among the factors considered by the Trustees in approving the new Investment Advisory and Subadvisory Agreements were the following:

•

the nature, extent, and quality of the services expected to be provided by the Adviser and Shenkman Capital, including the background, education, expertise and experience of the investment professionals of the Adviser and Shenkman Capital to provide services to the Fund;

•	the favorable history, reputation, qualification and background of the Adviser and Shenkman Capital, which is the subadviser to Harbor High-Yield Bond Fund;

•

the fees proposed to be charged by the Adviser and Shenkman Capital for investment advisory and subadvisory services, respectively, including the portion of the fee to be retained by the Adviser, after payment of Shenkman Capital’s fee, for the subadviser oversight, administration and manager of managers services the Adviser would provide;

•	the proposed fee and expense ratio of the Fund relative to the fees and expense ratios of similar investment companies;

•	the investment performance of Shenkman Capital in managing other accounts in a style similar to the style to be utilized in managing the Fund relative to the performance of a benchmark index;

•	information received at regular meetings throughout the year related to services rendered by the Adviser, as well as Shenkman Capital;

Harbor Fixed Income Funds

ADDITIONAL INFORMATION—Continued

•

the compensation to be received by Harbor Services Group, Inc. (“Harbor Services Group”), the Fund’s transfer agent, and Harbor Funds Distributors, Inc. (“Harbor Funds Distributors”), the Fund’s principal underwriter, in consideration of the services each will provide to the Fund, and any other benefits that inure to the Adviser and its affiliates as a result of their relationship with the Fund;

•	information received at regular meetings throughout the year related to the Adviser’s profitability;

•	the expected profitability of the Adviser with respect to the Fund, including the effect of revenues of Harbor Services Group and Harbor Funds Distributors on such profitability; and

•

the extent to which economies of scale might be realized as the Fund grows, and the extent to which the Fund’s proposed advisory fee level reflects any economies of scale for the benefit of fund investors.

Nature, Scope and Extent of Services

In discussing the nature and quality of the services to be provided by the Adviser, the reasonableness of the overall compensation provided under the proposed Investment Advisory Agreement and other considerations, the Trustees considered the Adviser’s ability, consistent with the manager of managers structure of the Trust, to identify and recommend to the Trustees quality subadvisers for the Harbor Funds, to monitor and oversee the performance and investment capabilities of each subadviser, and to recommend the replacement of a subadviser where appropriate. The Trustees specifically considered the Adviser’s history as a manager of managers, including its history of replacing subadvisers for particular funds of the Trust in circumstances in which the Board and the Adviser had determined that a change in subadviser was in the best interests of a fund and its shareholders, whether as a result of (i) long-term underperformance not explained by market conditions or market cycles relative to the subadviser’s investment style, (ii) prolonged style inconsistency, (iii) material adverse changes in management or personnel, or (iv) other factors, such as if the Adviser were to identify another subadviser believed to better serve the shareholders than the existing subadviser.

The Board evaluated the nature, scope and extent of the Adviser’s proposed services in light of the Board’s actual experience with the Adviser, as well as materials provided by the Adviser concerning the financial and other resources devoted by it to the Trust generally, including the breadth and depth of experience and expertise of the investment, administrative, legal and compliance professionals dedicated to the Trust’s operations. The Trustees noted that the Adviser had a favorable long-term record of identifying mutual fund products that proved to be attractive to investors and selecting quality subadvisers to manage such funds. The Trustees determined that the Adviser has the expertise and resources to identify, select, oversee and monitor subadvisers and to operate effectively as the manager of managers for the Fund.

In discussing the nature and quality of the services to be provided by Shenkman Capital, the Trustees considered Shenkman Capital’s expertise and the favorable record Shenkman Capital enjoyed in various asset classes. The Trustees also noted the experience of the proposed portfolio manager of the Fund in this asset class. In considering Shenkman Capital’s performance in this strategy, they noted that Shenkman Capital’s record in the strategy was favorable compared to its benchmark index.

Investment Performance, Advisory Fees and Expense Ratios

The Trustees observed that the data available concerning comparative fees and expense ratios showed that the Fund’s proposed fees were (i) slightly above the average and median management fees but below the average and median expense ratios of the peer group of funds presented to the Board for comparison purposes using Morningstar data and (ii) slightly above the average and median management fees but below the average and median total expenses of the funds in Lipper’s convertible bond category.

The Trustees also reviewed and determined to be reasonable, in relation to the services provided by each party, the split between the advisory fee paid to the Adviser and the subadvisory fee paid to Shenkman Capital and specifically the net advisory fee retained by the Adviser. It was further noted that the gross and net Institutional Class expense ratios were reasonable and generally favorable compared to peer funds deemed appropriate based on the data presented at the meeting. The Trustees observed that the incremental expenses of the Investor and Administrative Classes relative to the Institutional Class data they considered would be comprised solely of Rule 12b-1 or transfer agent service fees, which the Board had reviewed separately.

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ADDITIONAL INFORMATION—Continued

Profitability

The Trustees also noted that the Adviser expected to operate the fund initially at a loss (and had agreed to reduce or waive a portion of its advisory fee and or absorb fund expenses while paying Shenkman Capital its fee and/or pay or reimburse fund expenses).

Economies of Scale

The Trustees noted that breakpoints in the Fund’s advisory fee were not necessary at the present time in light of, among other things, the Adviser’s forward looking approach to setting the contractual flat fee, its absorbing considerable Fund expenses during the initial period of the Fund’s operations while paying Shenkman Capital its full subadviser’s fee, and the uncertainty surrounding the aspects of the Fund’s future asset growth. It was agreed, however, that the Board would consider the issue of breakpoints in the Fund’s fee schedule at least annually as part of its annual investment contract review process for all of the Funds.

FACTORS CONSIDERED BY THE TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENT AND SUBADVISORY AGREEMENT OF HARBOR EMERGING MARKETS DEBT FUND

The Investment Company Act requires that the Investment Advisory and Subadvisory Agreement of each fund of the Trust be approved initially, and following an initial two-year term, at least annually, by the Trust’s Board of Trustees, including a majority of the Independent Trustees voting separately.

At an in-person meeting of the Board of Trustees held February 6, 7 and 8, 2011, the Board, including the Independent Trustees voting separately, considered and approved an Investment Advisory Agreement with Harbor Capital Advisors, Inc., the investment adviser to the Trust (the “Adviser”), and a Subadvisory Agreement with Stone Harbor Investment Partners LP (“Stone Harbor” or the “Subadviser”) on behalf of the Harbor Emerging Markets Debt Fund (the “Fund”), a newly formed series of the Trust.

In evaluating the Investment Advisory Agreement and the Subadvisory Agreement, the Trustees reviewed materials furnished by the Adviser and the Subadviser, including information about their respective affiliates, personnel, and operations and also relied upon their knowledge of the Adviser resulting from their quarterly meetings, periodic telephonic meetings and other prior communications. At the Meeting, which had been called for the purpose of considering the Investment Advisory Agreement and Subadvisory Agreement, the Trustees, including the Independent Trustees, requested and received materials and presentations relating to the services to be rendered by the Adviser and Subadviser. The Trustees also discussed with representatives of the Adviser, at the Meeting and at prior meetings, Harbor Funds’ operations and the Adviser’s ability, consistent with the “manager of managers” structure of Harbor Funds, to (i) identify and recommend to the Trustees a subadviser for each fund, (ii) monitor and oversee the performance and investment capabilities of each subadviser, and (iii) recommend the replacement of a subadviser where appropriate.

At the Meeting, the Trustees, including all of the Independent Trustees voting separately, determined that the terms of the Investment Advisory Agreement and the Subadvisory Agreement were fair and reasonable and approved the Investment Advisory Agreement and the Subadvisory Agreement for an initial two year term as being in the best interests of the Fund and its future shareholders.

In their deliberations, the Independent Trustees had the opportunity to meet privately without representatives of the Adviser or any Subadviser present and were represented throughout the process by legal counsel to the Independent Trustees and the Funds.

In considering the Fund’s proposed Investment Advisory and Subadvisory Agreements, the Board, including the Independent Trustees, evaluated a number of factors it considered relevant to its determination. The Board did not identify any single factor as all-important or controlling, and individual Trustees did not necessarily attribute the same weight or importance to each factor.

Among the factors considered by the Trustees in approving the new Investment Advisory and Subadvisory Agreements were the following:

•

the nature, extent, and quality of the services expected to be provided by the Adviser and Stone Harbor, including the background, education, expertise and experience of the investment professionals of the Adviser and Stone Harbor to provide services to the Fund;

Harbor Fixed Income Funds

ADDITIONAL INFORMATION—Continued

•	the favorable history, reputation, qualification and background of the Adviser and Stone Harbor;

•

the fees proposed to be charged by the Adviser and Stone Harbor for investment advisory and subadvisory services, respectively, including the portion of the fee to be retained by the Adviser, after payment of Stone Harbor’s fee, for the subadviser oversight, administration and manager of managers services the Adviser would provide;

•	the proposed fee and expense ratio of the Fund relative to the fees and expense ratios of similar investment companies;

•	the investment performance of Stone Harbor in managing other accounts in a style similar to the style to be utilized in managing the Fund relative to the performance of a benchmark index;

•	information received at regular meetings throughout the year related to services rendered by the Adviser;

•

the compensation to be received by Harbor Services Group, Inc. (“Harbor Services Group”), the Fund’s transfer agent, and Harbor Funds Distributors, Inc. (“Harbor Funds Distributors”), the Fund’s principal underwriter, in consideration of the services each will provide to the Fund, and any other benefits that inure to the Adviser and its affiliates as a result of their relationship with the Fund;

•	information received at regular meetings throughout the year related to the Adviser’s profitability;

•	the expected profitability of the Adviser with respect to the Fund, including the effect of revenues of Harbor Services Group and Harbor Funds Distributors on such profitability; and

•

the extent to which economies of scale might be realized as the Fund grows, and the extent to which the Fund’s proposed advisory fee level reflects any economies of scale for the benefit of fund investors.

Nature, Scope and Extent of Services

In discussing the nature and quality of the services to be provided by the Adviser, the reasonableness of the overall compensation provided under the proposed Investment Advisory Agreement and other considerations, the Trustees considered the Adviser’s ability, consistent with the manager of managers structure of the Trust, to identify and recommend to the Trustees quality subadvisers for the Harbor Funds, to monitor and oversee the performance and investment capabilities of each subadviser, and to recommend the replacement of a subadviser where appropriate. The Trustees specifically considered the Adviser’s history as a manager of managers, including its history of replacing subadvisers for particular funds of the Trust in circumstances in which the Board and the Adviser had determined that a change in subadviser was in the best interests of a fund and its shareholders, whether as a result of (i) long-term underperformance not explained by market conditions or market cycles relative to the subadviser’s investment style, (ii) prolonged style inconsistency, (iii) material adverse changes in management or personnel, or (iv) other factors, such as if the Adviser were to identify another subadviser believed to better serve the shareholders than the existing subadviser.

The Board evaluated the nature, scope and extent of the Adviser’s proposed services in light of the Board’s actual experience with the Adviser, as well as materials provided by the Adviser concerning the financial and other resources devoted by it to the Trust generally, including the breadth and depth of experience and expertise of the investment, administrative, legal and compliance professionals dedicated to the Trust’s operations. The Trustees noted that the Adviser had a favorable long-term record of identifying mutual fund products that proved to be attractive to investors and selecting quality subadvisers to manage such funds. The Trustees determined that the Adviser has the expertise and resources to identify, select, oversee and monitor subadvisers and to operate effectively as the manager of managers for the Fund.

In discussing the nature and quality of the services to be provided by Stone Harbor, the Trustees considered Stone Harbor’s expertise and the favorable record Stone Harbor enjoyed in various asset classes. The Trustees also noted the experience of the proposed portfolio managers of the Fund in this asset class. In considering Stone Harbor’s performance in its blended emerging market strategy, they noted that Stone Harbor’s record in the strategy was favorable compared to its blended benchmark and peers.

Investment Performance, Advisory Fees and Expense Ratios

The Trustees observed that the data available concerning comparative fees and expense ratios showed that the Fund’s proposed fees were (i) above both the average and median management fees and the average and median expense ratios of

Harbor Fixed Income Funds

ADDITIONAL INFORMATION—Continued

the peer group of funds presented to the Board for comparison purposes using Morningstar data and (ii) above both the average and median management fees and the average and median total expenses of the funds in Lipper’s emerging market debt (hard and local currency) category. In this regard the Trustees considered that Stone Harbor’s favorable performance record justified a fee higher than the peer averages and medians.

The Trustees also reviewed and determined to be reasonable, in relation to the services provided by each party, the split between the advisory fee paid to the Adviser and the subadvisory fee paid to Stone Harbor and specifically the net advisory fee retained by the Adviser. It was further noted that the gross and net Institutional Class expense ratios were reasonable compared to peer funds deemed appropriate based on the data presented at the meeting. The Trustees observed that the incremental expenses of the Administrative Class relative to the Institutional Class data they considered would be comprised solely of Rule 12b-1 or transfer agent service fees, which the Board had reviewed separately.

Profitability

The Trustees also noted that the Adviser expected to operate the fund initially at a loss (and had agreed to reduce or waive a portion of its advisory fee and or absorb fund expenses while paying Stone Harbor its fee and/or pay or reimburse fund expenses).

Economies of Scale

The Trustees noted that breakpoints in the Fund’s advisory fee were not necessary at the present time in light of, among other things, the Adviser’s forward looking approach to setting the contractual flat fee, its absorbing considerable Fund expenses during the initial period of the Fund’s operations while paying Stone Harbor its full subadviser’s fee, and the uncertainty surrounding the aspects of the Fund’s future asset growth. It was agreed, however, that the Board would consider the issue of breakpoints in the Fund’s fee schedule at least annually as part of its annual investment contract review process for all of the Funds.

Harbor Fixed Income Funds

ADDITIONAL INFORMATION—Continued

TRUSTEES AND OFFICERS

(As of December 2011)

The business and affairs of the Trust shall be managed by or under the direction of the Trustees, and they shall have all powers necessary or desirable to carry out that responsibility. The Trustees shall have full power and authority to take or refrain from taking any action and to execute any contracts and instruments that they may consider necessary or desirable in the management of the Trust. Any determination made by the Trustees in good faith as to what is in the interests of the Trust shall be conclusive. Information pertaining to the Trustees, Trustee Emeritus and Officers of Harbor Funds is set forth below. Except as noted below, the address of each Trustee and Officer is: [Name of Trustee or Officer] c/o Harbor Funds, 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302.

The Harbor Funds’ Statement of Additional Information includes additional information about the Trust’s trustees and is available without charge by calling 800-422-1050 or at the Trust’s website at www.harborfunds.com.

Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships of Public Companies Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
Raymond J. Ball (67) Trustee	Since 2006	Sidney Davidson Distinguished Service Professor of Accounting, University of Chicago Booth School of Business (2000-Present); Academic Affiliate, Analysis Group (litigation consulting firm) (2000-Present); Financial Reporting Faculty Advisory Group of the Institute of Chartered Accountants in England and Wales (2008-Present); Advisory Board of the Center for Accounting Research & Education at University of Notre Dame (2006-Present).	30	None

Donna J. Dean (60) Trustee	Since 2010	Chief Investment Officer of the Rockefeller Foundation (a private foundation) (since 1995); Trustee of Queens University of Charlotte, North Carolina (1973-Present).	30	None

John P. Gould (72) Trustee	Since 1994	Steven G. Rothmeier Professor (1996-Present) and Distinguished Service Professor of Economics, University of Chicago Booth School of Business (1984-Present, on faculty since 1965); Trustee of Milwaukee Insurance (1997-2010); and Director of Unext.com (Internet based education company) (1999-2006).	30	Independent Trustee of Dimensional Fund Advisors family of mutual funds (1986-Present).

Randall A. Hack (64) Trustee	Since 2010	Founder and Senior Managing Director of Capstone Capital LLC (a private investment firm) (2003-Present); and Advisory Director of Berkshire Partners (a private equity firm) (2002-Present).	30	Director of Fiber Tower Corporation (2002-Present) and Director of Crown Castle International Corp. (1997-2007).

Rodger F. Smith (70) Trustee	Since 1987	Managing Director, Greenwich Associates (a research based consulting firm) (1976-Present); and Chair of Trust Advisory Committee of Tau Beta Pi Association (engineering honor society) (1985-Present).	30	None
INTERESTED TRUSTEE
David G. Van Hooser (65)* Chairman, Trustee and President	Since 2000	President (2002-Present), Director and Chairman of the Board (2000-Present), Harbor Capital Advisors, Inc.; Chief Executive Officer and Treasurer (2007-Present), President (2003-2007) and Director (2000-Present), Harbor Funds Distributors, Inc.; and Director (2000-Present), Harbor Services Group, Inc.	30	None
TRUSTEE EMERITUS**
Howard P. Colhoun (76) Trustee Emeritus	Since 1986	Retired. General Partner, Emerging Growth Partners, L.P. (investing in small companies) (1982-1997); Director, Storage U.S.A (1994-2002); and Vice President and Director of Mutual Funds, T. Rowe Price Associates, Inc. (prior to 1982).	30	None

Harbor Fixed Income Funds

ADDITIONAL INFORMATION—Continued

Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
FUND OFFICERS NOT LISTED ABOVE***
Charles F. McCain (42) Chief Compliance Officer	Since 2004	Executive Vice President, General Counsel and Chief Compliance Officer (2004-Present), Harbor Capital Advisors, Inc.; Director (2007-Present) and Chief Compliance Officer (2004-Present) Harbor Services Group, Inc.; and Director, Executive Vice President and Chief Compliance Officer (2007-Present), Harbor Funds Distributors Inc.

Anmarie S. Kolinski (40) Treasurer	Since 2007	Executive Vice President and Chief Financial Officer (2007-Present), Vice President Internal Audit (2005-2007), Harbor Capital Advisors, Inc.; Chief Financial Officer (2007-Present), Harbor Services Group, Inc., and Audit Senior Manager (2002-2005), Ernst & Young LLP.

Erik D. Ojala (36) Vice President, Secretary and AML Compliance Officer	Since 2007	Senior Vice President and Associate General Counsel (2007-Present) and Secretary (2010-Present), Harbor Capital Advisors, Inc.; Vice President and Assistant General Counsel (2003-2007), Corporate Secretary (2006-2007) and Compliance Officer (2003-2004), Ariel Investments, LLC; and Vice President and Secretary (2003-2007), Ariel Investment Trust (mutual funds).

Brian L. Collins (43) Vice President	Since 2005	Executive Vice President and Chief Investment Officer (2004-Present), Harbor Capital Advisors, Inc.

Charles P. Ragusa (52) Vice President	Since 2007	Executive Vice President (2007-Present), Harbor Capital Advisors, Inc.; President (2007-Present), Harbor Services Group, Inc.; Executive Vice President and AML Compliance Officer (2007-Present), Harbor Funds Distributors, Inc.; Vice President, Mutual Fund Operations (2005-2007) Boston Financial Data Services, Inc.; and Senior Vice President (2002-2005), IXIS Asset Management Services Co.

Susan A. DeRoche (59) Assistant Secretary 33 Arch Street, Suite 2001 Boston, MA 02110	Since 2006	Vice President and Compliance Director (2007-Present), Assistant Secretary (2006-Present) and Compliance Manager (2006), Harbor Capital Advisors, Inc.; Senior Vice President (2011-Present) and Secretary (2007-Present) Harbor Funds Distributors, Inc.; and Securities Specialist (1981-2006), Wilmer Cutler Pickering Hale and Dorr LLP (law firm).

1	Each Trustee serves for an indefinite term, until his successor is elected. Each officer is elected annually.
*	Mr. Van Hooser is deemed an “Interested Trustee” due to his affiliation with the Adviser and Distributor of Harbor Funds.
**	Mr. Colhoun is serving as a Trustee Emeritus for a term expiring December 31, 2012. Mr. Colhoun served as a Trustee for Harbor Funds from its inception in 1986 until December 31, 2010 and has served as a Trustee Emeritus since January 1, 2011.
***	Officers of the Funds are “interested persons” as defined in the Investment Company Act.

THIS PRIVACY STATEMENT IS NOT PART OF THIS REPORT

Harbor’s Privacy Statement

The following privacy statement is issued by Harbor Funds and each series of Harbor Funds and its affiliates, Harbor Capital Advisors, Inc., Harbor Services Group, Inc. and Harbor Funds Distributors, Inc. These measures reflect our commitment to maintaining the privacy of your confidential information. We appreciate the confidence you have shown by entrusting us with your assets.

Personal Information	It is our policy to respect the privacy of current and former shareholders and to protect personal information entrusted to us. We do not sell your personal information to anyone.

In the course of providing products and services, we collect non-public personal information about you from the following sources: applications, forms, our website (including any information captured through our use of “cookies”), by telephone and in correspondence and transactions with us, our affiliates or other parties.

The non-public personal information collected may include name, address, e-mail address, telephone/fax numbers, account number, social security or taxpayer identification number, investment activity, and bank account information.

When you visit our website, we may collect technical and navigational information, such as computer browser type, Internet protocol address, pages visited and average time spent on our website. We may use this information to alert you to software compatibility issues, or to improve our web design and functionality. We use “cookies” and similar files that may be placed on your hard drive for security purposes, to facilitate site navigation and to personalize the appearance of our site.

Information Sharing	We occasionally disclose non-public personal information about our current or former shareholders with affiliated and non-affiliated parties, as permitted or required by law or regulation. In the normal course of servicing our shareholders, information we collect may be shared with non-affiliated companies that perform support services on our behalf or to other firms that assist us in providing you with products and services, such as custodians, transfer agents, broker-dealers and marketing service firms, as well as with other financial institutions. These companies may not use the information for any other purpose and we require them to keep the information they handle confidential. We may also share information with affiliates that are engaged in a variety of financial services in order to better service your account(s).

When information is shared with third parties, they are not permitted to use the information for any purpose other than to assist our servicing of your account(s) or as permitted by law.

If you close your account(s) or if we lose contact with you, we will continue to share information in accordance with our current privacy policy and practices.

Access to Information	Access to non-public personal information is limited to employees, agents or other parties who need to know that information to perform their jobs, such as servicing your account(s), resolving problems or informing you of new products or services.

Security	We maintain physical, electronic and procedural safeguards that comply with industry standards to protect your non-public personal information.

For customers accessing information through our website, various forms of Internet security, such as data encryption firewall barriers, user names and passwords, and other tools are used. For additional information regarding our security measures, visit the terms and conditions of use on our website at www.harborfunds.com. If you have any questions or concerns about how we maintain the privacy of your customer information, please contact us at 800-422-1050 Monday through Friday, between the hours of 8:00 a.m. and 6:00 p.m. Eastern time.

We recommend that you read and retain this notice for your personal files

Glossary

12b-1 Fee—A mutual fund fee, named for the SEC rule that permits it, used to pay for broker-dealer compensation and other distribution costs. If a fund has a 12b-1 fee, it will be disclosed in the fee table of a fund’s prospectus.

50% JPM EMBI Global Diversified/50% JPM GBI-EMGD—The Harbor Emerging Markets Debt Fund uses a blended benchmark index consisting of 50% of the JP Morgan Emerging Markets Bond Index—Global Diversified Index and 50% of the JP Morgan Government Bond Index—EM Global Diversified Index (see following definitions). The Blended Benchmark represents a 50% weighting to U.S. dollar denominated emerging market debt securities and 50% weighting to local currency denominated emerging market debt securities, which is intended to reflect the Harbor Emerging Market Debt Fund’s target exposure of 50% of the Fund’s portfolio to U.S. dollar denominated emerging market debt securities and 50% to local currency denominated emerging market debt securities. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

ADR—ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

Average Market Capitalization—The average market capitalization of a fund’s equity portfolio gives you a measure of the size of the companies in which the fund invests. Market capitalization is calculated by multiplying the number of a company’s shares outstanding by its price per share.

Average Weighted Coupon—A calculation from a fund’s portfolio by weighting the coupon of each bond by its relative size in the portfolio.

Barclays Capital U.S. Aggregate Bond Index—The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of investment-grade fixed-rate debt issues with maturities of at least one year. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Barclays Capital U.S. TIPS Index—The Barclays Capital U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Beta—A measure of market-related risk. The beta of every index is 1.00, no matter how volatile the index is. A beta less than one means the portfolio is less volatile than the index. A beta higher than one indicates more volatility than the index.

BofA Merrill Lynch All US Convertibles Ex Mandatory Index—The BofA Merrill Lynch All US Convertibles Ex Mandatory Index is broadly representative of the U.S. convertible securities market, consisting of publicly traded issues, denominated in U.S. dollars, of all credit qualities, and excluding mandatory (equity-linked) convertibles. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index—The BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index tracks the performance of a synthetic asset paying Libor to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

BofA Merrill Lynch 3-Month US Treasury Bill Index—The BofA Merrill Lynch 3-Month US Treasury Bill Index is comprised of a single U.S. Treasury Bill issue purchased at the beginning of each month and held for a full month, at which time that issue is sold and rolled into a newly selected issue. The issue selected each month is that having a maturity date closest to, but not beyond 90 days from the rebalance date. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

BofA Merrill Lynch US High Yield Index—The BofA Merrill Lynch US High Yield Index is an unmanaged index that tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. All bonds are U.S. dollar denominated and rated Split BBB and below. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Bottom-Up Equity Management Style—A management style that de-emphasizes the significance of economic and market cycles, focusing instead on the analysis of individual stocks.

Capital Gains Distribution—Profits distributed to shareholders resulting from the sale of securities held in the fund’s portfolio.

Glossary—Continued

Credit Risk—The possibility that a bond issuer may not be able to pay interest and repay its debt.

CUSIP Number—Identification number assigned to every stock, corporate bond and municipal bond by the Committee on Uniform Securities Identification Procedures (CUSIP), which is established by the American Bankers Association.

Diversification—The practice of investing broadly across securities of a number of issuers to reduce risk.

Dow Jones—UBS Commodity Index Total ReturnSM—The Dow Jones-UBS Commodity Index Total ReturnSM is composed of futures contracts on 19 physical commodities. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Duration—A common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.

Emerging Markets—Emerging markets are countries with relatively young stock and bond markets. Examples include Brazil and Thailand. Typically, emerging-markets investments have the potential for losses and gains larger than those of developed-market investments.

Expense Ratio—The fund’s total annual operating expenses (including management fees, distribution (12b-1) fees and other expenses) expressed as a percentage of average net assets.

Family of Funds—A group of mutual funds, each typically with its own investment objective, managed and distributed by the same company.

GDR—GDR after the name of a holding stands for Global Depositary Receipt representing ownership of foreign securities. GDRs are issued by either U.S. or non-U.S. banking organizations.

Inception Date—The date on which the fund commenced operations.

Investment Objective—The goal that an investor and mutual fund pursue together (e.g., current income, long-term capital growth, etc.)

JP Morgan Emerging Markets Bond Index Global Diversified—The JP Morgan Emerging Markets Bond Index Global Diversified tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

JP Morgan Government Bond Index—Emerging Markets Global Diversified—The JP Morgan Government Bond Index—Emerging Markets Global Diversified tracks total returns for local currency debt instruments issued by emerging markets sovereign and quasi-sovereign entities to which international investors can gain exposure. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Median Market Cap—An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

MSCI AC (All Country) World Index—The MSCI AC (All Country) World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

MSCI EAFE (ND) Index—The MSCI EAFE (ND) Index is an unmanaged index generally representative of major overseas stock markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The returns of the ND version of the index reflect the maximum withholding taxes on reinvested dividends.

MSCI EAFE Growth (ND) Index—The MSCI EAFE Growth (ND) Index is an unmanaged index generally representative of the growth stocks within the major overseas stock markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The returns of the ND version of the index reflect the maximum withholding taxes on reinvested dividends.

MSCI Emerging Markets Index—The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

MSCI World (ND) Index—The MSCI World (ND) Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The returns of the ND version of the index reflect the maximum withholding taxes on reinvested dividends.

Glossary—Continued

Net Asset Value (NAV)—The per share value of a mutual fund, determined by subtracting the fund’s liabilities from its assets and dividing by the number of shares outstanding. Mutual funds calculate their NAVs at least once each business day.

No-Load Fund—A mutual fund whose shares are sold without a sales commission and without a 12b-1 fee of more than 0.25% per year. Harbor funds are no-load.

Open-End Investment Company—The legal name for a mutual fund, indicating that it stands ready to redeem (buy back) its shares from investors on any business day. Harbor Funds is an open-end investment company.

Operating Expenses—Business costs paid from a fund’s assets before earnings are distributed to shareholders. These include management fees and 12b-1 fees and other expenses.

Portfolio Manager—A specialist employed by a mutual fund’s adviser to invest the fund’s assets in accordance with predetermined investment objectives.

Portfolio Turnover—A measure of the trading activity in a fund’s investment portfolio (how often securities are bought and sold by a fund). An indication of a fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).

Price to Book Ratio (P/B)—A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value. For a fund, the weighted average price/book ratio of the stocks it holds.

Price to Earnings Ratio (P/E)—The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the market expectations are for a company’s future growth.

Prospectus—The official document that describes a mutual fund to prospective investors. The prospectus contains information required by the SEC, such as investment objectives and policies, risks, services and fees.

Record Date—The date on which a shareholder must officially own shares in order to be entitled to a dividend.

Redemption Fee—Fee charged to shareholders by a mutual fund when they sell shares within a specified period after purchase. The time limit and size of fee vary among funds. The fee is paid to the fund, not the fund’s investment adviser. Its purpose is to protect long-term investors from the impact of short-term traders.

REITs (Real Estate Investment Trust)—REITs invest in real estate or loans secured by real estate and issue shares in such investments. A REIT is similar to a closed-end mutual fund.

Repurchase Agreement (Repo)—A form of short-term borrowing for dealers in government securities. The dealer sells the government securities to investors, usually on an overnight basis, and buys them back the following day. For the party selling the security (and agreeing to repurchase it in the future), it is a repo. For the party on the other end of the transaction (buying the security and agreeing to sell back in the future), it is a reverse repurchase agreement.

Risk/Reward (or Return)—The relationship between the degree of risk associated with an investment and its return potential. Typically, the higher the potential return of an investment, the greater the risk.

Russell 1000® Growth Index—The Russell 1000® Growth Index is an unmanaged index generally representative of the U.S. market for larger capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Growth Index and Russell® are trademarks of Russell Investments.

Russell 1000® Value Index—The Russell 1000® Value Index is an unmanaged index generally representative of the U.S. market for larger capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Value Index and Russell® are trademarks of Russell Investments.

Russell 2000® Growth Index—The Russell 2000® Growth Index is an unmanaged index representing the smallest 2000 stocks with the highest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Growth Index and Russell® are trademarks of Russell Investments.

Russell 2000® Value Index—The Russell 2000® Value Index is an unmanaged index representing the smallest 2000 stocks with the lowest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Value Index and Russell® are trademarks of Russell Investments.

Glossary—Continued

Russell 3000® Index—The Russell 3000® Index is an unmanaged index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Index and Russell® are trademarks of Russell Investments.

Russell Midcap® Growth Index—The Russell Midcap® Growth Index is an unmanaged index generally representative of the U.S. market for medium capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Growth Index and Russell® are trademarks of Russell Investments.

Russell Midcap® Value Index—The Russell Midcap® Value Index is an unmanaged index generally representative of the U.S. market for medium capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Value Index and Russell® are trademarks of Russell Investments.

Standard & Poor’s 500 (S&P 500) Stock Index—The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Statement of Additional Information (SAI)—The supplementary document to a prospectus that contains more detailed information about a mutual fund; also known as “Part B” of a fund’s registration statement.

TBAs—A term used to describe a forward mortgage-backed securities trade. Pass-through securities issued by Freddie Mac, Fannie Mae and Ginnie Mae trade in the TBA market. The term TBA is derived from the fact that the actual mortgage-backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made. The securities are “to be announced” 48 hours prior to the established trade settlement date.

Treasury Inflation-protected Securities (TIPS)—TIPS are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.

Top-Down Equity Management Style—Investment style that begins with an assessment of the overall economic environment and makes a general asset allocation decision regarding various sectors of the financial markets and various industries.

Total Return—Return on an investment over a specified period, including price appreciation (or depreciation) plus any income, expressed as an average annual compound of return.

Weighted Average Duration—Duration is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond’s price. (A bond’s cash flows consist of coupon payments and repayment of capital.) A bond’s duration will almost always be shorter than its maturity, with the exception of zero-coupon bonds, for which maturity and duration are equal.

Weighted Average Maturity—The average length of time until principal must be repaid for all bonds in a mutual fund portfolio on a dollar weighted basis.

Yield—A measure of net income (dividends and interest) earned by the securities in the fund’s portfolio less fund expenses during a specified period. A fund’s yield is expressed as a percentage of the maximum offering price per share on a specified date.

Yield to Maturity—The term used to describe the rate of return an investor will receive if a long-term, interest-bearing security, such as a bond, is held to its maturity date. Yield to maturity is greater than the coupon rate if the bond is selling at a discount and less than the coupon rate if it is selling at a premium.

111 South Wacker Drive, 34th Floor	Chicago, IL 60606-4302	800-422-1050	www.harborfunds.com

Trustees & Officers

David G. Van Hooser

Chairman, President & Trustee

Raymond J. Ball

Trustee

Howard P. Colhoun

Trustee Emeritus

Donna J. Dean

Trustee

John P. Gould

Trustee

Randall A. Hack

Trustee

Rodger F. Smith

Trustee

Charles F. McCain

Chief Compliance Officer

Anmarie S. Kolinski

Treasurer

Erik D. Ojala

Vice President & Secretary

Brian L. Collins

Vice President

Charles P. Ragusa

Vice President

Susan A. DeRoche

Assistant Secretary

Investment Adviser

Harbor Capital Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606-4302

312-443-4400

Distributor & Principal Underwriter

Harbor Funds Distributors, Inc.

111 South Wacker Drive 34th Floor Chicago, IL 60606-4302

312-443-4600

Shareholder Servicing Agent

Harbor Services Group, Inc.

P.O. Box 804660

Chicago, IL 60680-4108

800-422-1050

Custodian

State Street Bank & Trust Company

State Street Financial Center

1 Lincoln Street

Boston, MA 02111-2900

12/2011/169,000	HARBOR FUNDS and the Lighthouse Design are Reg. U.S. Pat. & Tm. Off.	FD.AR.FIF.1011

Annual Report

October 31, 2011

Target Retirement Funds

	Institutional Class	Administrative Class	Investor Class

Harbor Target Retirement Income Fund	HARAX	HARBX	HARCX

Harbor Target Retirement 2010 Fund	HARDX	HAIIX	HARFX

Harbor Target Retirement 2015 Fund	HARGX	HARHX	HARIX

Harbor Target Retirement 2020 Fund	HARJX	HARKX	HARLX

Harbor Target Retirement 2025 Fund	HARMX	HARNX	HAROX

Harbor Target Retirement 2030 Fund	HARPX	HARQX	HARTX

Harbor Target Retirement 2035 Fund	HARUX	HARVX	HARWX

Harbor Target Retirement 2040 Fund	HARYX	HARZX	HABBX

Harbor Target Retirement 2045 Fund	HACCX	HADDX	HAEEX

Harbor Target Retirement 2050 Fund	HAFFX	HAGGX	HAHHX

This document must be preceded or accompanied by a Prospectus.

Harbor Target Retirement Funds

ANNUAL REPORT OVERVIEW

Harbor Fund’s fiscal year ended October 31, 2011. The performance figures for each of the Harbor Funds shown below assume the reinvestment of dividends and capital gains, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of shares of the Funds. Returns for periods less than one year are not annualized. From time to time, certain fees and/or expenses have been voluntarily or contractually waived or reimbursed, which has resulted in higher returns. Without these waivers or reimbursements, the returns would have been lower. Voluntary waivers or reimbursements may be discontinued at any time without notice. For information on the different share classes, please refer to the current prospectus. The returns of the unmanaged indices assume the reinvestment of dividends but do not reflect fees and expenses, and the indices are not available for direct investment.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

	Total Return Year Ended October 31, 2011
HARBOR TARGET RETIREMENT FUNDS	Institutional Class	Administrative Class	Investor Class
Harbor Target Retirement Income	2.44%	2.43%	2.42%
Harbor Target Retirement 2010	2.87	2.97	2.97
Harbor Target Retirement 2015	2.76	2.76	2.76
Harbor Target Retirement 2020	2.91	2.82	2.91
Harbor Target Retirement 2025	2.69	2.69	2.69
Harbor Target Retirement 2030	2.75	2.65	2.65
Harbor Target Retirement 2035	2.58	2.65	2.65
Harbor Target Retirement 2040	2.16	2.16	2.16
Harbor Target Retirement 2045	1.97	1.97	1.97
Harbor Target Retirement 2050	1.64	1.64	1.64

UNDERLYING HARBOR FUNDS PERFORMANCE (INSTITUTIONAL CLASS SHARES)

	Total Returns for Periods Ended October 31, 2011					EXPENSE RATIOS*
EQUITY & COMMODITY FUNDS	One Year	Five Years[a]	Ten Years[a]	Since Inception[a]	Inception Date	Net		Gross
Harbor Capital Appreciation Fund	10.63%	3.62%	4.08%	10.63%	12/29/1987	0.67%[b]		0.68%
Harbor Mid Cap Growth Fund	8.18	3.35	5.92	0.02	11/01/2000	0.87		0.87
Harbor Small Cap Growth Fund	5.00	3.62	6.85	5.93	11/01/2000	0.85		0.85
Harbor Large Cap Value Fund	5.14	-1.29	3.51	8.68	12/29/1987	0.68	[d]	0.72
Harbor Mid Cap Value Fund	2.81	-0.15	N/A	4.19	03/01/2002	0.95	[c]	1.03
Harbor Small Cap Value Fund	10.17	0.36	N/A	8.35	12/14/2001	0.86		0.86
Harbor Small Company Value Fund	-0.45	N/A	N/A	-4.29	05/01/2007	0.95	[c]	1.24
Harbor International Fund	-3.57	1.82	10.43	11.89	12/29/1987	0.79	[b]	0.80
Harbor International Growth Fund	-5.63	-1.46	3.60	2.74	11/01/1993	0.88		0.88
Harbor Global Value Fund	-7.67	-8.34	N/A	-6.57	08/07/2006	1.00	[c]	1.16
Harbor Global Growth Fund	-2.02	N/A	N/A	27.57	03/01/2009	1.00	[c]	2.26
Harbor Commodity Real Return Strategy Fund	5.56	N/A	N/A	-1.84	09/02/2008	0.94	[c]	1.13

FIXED INCOME FUNDS
Harbor High-Yield Bond Fund	4.49%	6.78%	N/A	8.11%	12/01/2002	0.67%[b]		0.70%
Harbor Bond Fund	0.63	7.30	6.20%	8.00	12/29/1987	0.55	[b]	0.57
Harbor Real Return Fund	6.38	7.59	N/A	6.70	12/01/2005	0.60	[c]	0.64

SHORT-TERM INVESTMENTS
Harbor Money Market Fund	0.11%	1.76%	1.93%	3.97%	12/29/1987	0.28%[c]		0.32%
Current 7-day SEC Yield for Year Ended October 31, 2011: 0.04%

COMMONLY USED MARKET INDICES	Total Return Year Ended October 31, 2011
Russell 3000®; entire U.S. stock market	7.90%
Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE (ND)); international equity	-4.08
Barclays Capital U.S. Aggregate Bond; domestic bonds	5.00

*	All mutual funds have expense ratios which represent what shareholders pay for operating expenses and management fees. Expense ratios are expressed as an annualized percentage of a fund’s average net assets paid out in expenses. Net expense ratios reflect adjustments due to voluntary or contractual fee waivers or expense reimbursements. Expense ratio information is as of the fund’s current prospectus, as revised and supplemented to date.

a	Annualized

b	Reflects contractual management fee reduction until 02/29/2012.

c	Contractual limitation on Fund operating expenses until 02/29/2012.

d	Voluntary limitation on Fund operating expenses. Waivers may be discontinued at any time without notice, although the Adviser has no present intention to do so.

2

Harbor Target Retirement Funds

ANNUAL REPORT OVERVIEW—Continued

TARGET ASSET ALLOCATION

Over time, the allocation to asset classes and underlying Harbor funds will change in a predetermined manner as shown in the chart above. The chart shows the shifting of asset classes over time and illustrates how each Target Retirement Fund’s (except Harbor Target Retirement Income Fund) asset mix becomes more conservative as time elapses.

The principal value of the Funds is not guaranteed at any time, including the target retirement date.

INVESTMENT STYLES

The Harbor Target Retirement Funds are constructed based on Harbor Capital Advisors’ investment experience that, over the long term, stocks generally provide greater growth opportunities and greater risk than bonds, and bonds generally provide more income and lower volatility than stocks. The year in the Fund name refers to the approximate year (the target date) when an investor in the Fund would leave the work force and enter retirement and likely stop making new investments in the Fund. The Harbor Target Retirement Income Fund is designed for investors currently in retirement. The year-specific Target Retirement Funds strive to produce more income and lower volatility as the target year approaches.

Harbor Capital Advisors allocates each Fund’s assets among the underlying Harbor funds based on the Fund’s investment objectives and policies. The asset allocation for each Fund (other than the Harbor Target Retirement Income Fund) will change over time as the target date indicated in the Fund’s name draws closer.

HARBOR TARGET RETIREMENT FUNDS – ACTUAL ALLOCATION AS OF OCTOBER 31, 2011

	Income	2010	2015	2020	2025	2030	2035	2040	2045	2050
EQUITY & COMMODITY FUNDS
Harbor Capital Appreciation Fund	2%	3%	3%	4%	5%	6%	7%	8%	9%	9%
Harbor Mid Cap Growth Fund	1	2	2	2	3	3	4	5	6	6
Harbor Small Cap Growth Fund	1	1	2	2	2	3	3	4	4	5
Harbor Large Cap Value Fund	3	4	5	6	7	8	10	11	13	14
Harbor Mid Cap Value Fund	2	2	3	4	4	6	6	8	8	9
Harbor Small Cap Value Fund	1	1	1	1	2	2	3	3	3	3
Harbor Small Company Value Fund	1	1	1	1	2	2	3	3	3	3
Harbor International Fund	5	6	8	9	11	14	16	18	21	22
Harbor International Growth Fund	2	3	4	4	5	6	7	8	9	9
Harbor Global Value Fund	1	1	2	2	2	3	3	4	5	5
Harbor Global Growth Fund	1	1	2	2	2	3	3	4	5	5
Harbor Commodity Real Return Strategy Fund	0	1	3	4	5	5	5	4	3	3
TOTAL EQUITY & COMMODITY FUNDS	20	26	36	41	50	61	70	80	89	93
FIXED INCOME FUNDS
Harbor High-Yield Bond Fund	10	11	12	13	13	11	10	7	4	3
Harbor Bond Fund	44	41	37	36	30	24	18	12	7	4
Harbor Real Return Fund	21	17	13	10	7	4	2	1	0	0
TOTAL FIXED INCOME FUNDS	75	69	62	59	50	39	30	20	11	7
SHORT-TERM INVESTMENTS
Harbor Money Market Fund	5	5	2	0	0	0	0	0	0	0
TOTAL SHORT-TERM INVESTMENTS	5	5	2	0	0	0	0	0	0	0
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

3

Letter from the Chairman

David G. Van Hooser

Chairman

Dear Fellow Shareholder:

International and U.S. equities markets had two very different halves in fiscal 2011. The first six months were very strong, with investors focused on corporate earnings growth and some encouraging indications of economic growth. In the fiscal second half, however, economic and financial concerns weighed heavily on international and global equities markets.

Global stock markets produced mixed results, as the broad U.S. equities market moved higher for the fiscal year while international stocks declined. The debt and fiscal matters facing Europe contributed to significant volatility in financial markets as investors worried about how the resolution of such issues would affect Europe and the global economy.

Harbor Target Retirement Funds

The Harbor Target Retirement Funds posted returns ranging from 1.64% for the Harbor Target Retirement 2050 Fund (Institutional Class), which has the largest allocation to equities, to 2.91% for the Harbor Target Retirement 2020 Fund (Institutional Class), which has more than half of its portfolio in fixed income investments.

Two domestic equity funds, the Harbor Capital Appreciation Fund (Institutional Class) and the Harbor Small Cap Value Fund (Institutional Class), were the best-performing components of the Target Retirement portfolios. Harbor Capital Appreciation posted a return of 10.63%, while Harbor Small Cap Value returned 10.17%. Both outperformed their benchmarks. The Harbor International Fund (Institutional Class), which has the largest equity allocation in each of the Target Retirement Funds, had a return of -3.57%, although it did outpace its benchmark. Among fixed income funds, the Harbor Bond Fund (Institutional Class), the largest fixed income component of the portfolios, was up 0.63% and trailed its benchmark index.

	RETURNS FOR PERIODS ENDED OCTOBER 31, 2011
		Annualized
Domestic Equities	1 Year	5 Years	10 Years	30 Years
Wilshire 5000 Total Market Index (entire U.S. stock market)	7.58%	0.94%	4.84%	10.79%
S&P 500 Index (large cap stocks)	8.09	0.25	3.69	11.00
Russell Midcap® Index (mid cap stocks)	7.85	2.26	8.35	12.35
Russell 2000® Index (small cap stocks)	6.71	0.68	7.02	9.86
Russell 3000® Growth Index	9.92	3.01	3.74	9.72
Russell 3000® Value Index	5.94	-2.01	4.80	11.54

International & Global
MSCI EAFE (ND) Index (foreign stocks)	-4.08%	-2.41%	5.73%	9.42%
MSCI World (ND) Index (global stocks)	1.76	-1.00	4.54	9.52
MSCI EM Index (emerging markets)	-7.72	6.51	16.82	N/A

Strategic Markets
Dow Jones-UBS Commodity Index Total ReturnSM	1.58%	-0.75%	7.15%	NA

Fixed Income
BofA Merrill Lynch US High-Yield Index (high-yield bonds)	4.81%	7.87%	8.86%	NA
Barclays Capital U.S. Aggregate Bond Index (domestic bonds)	5.00	6.41	5.46	9.10%
BofA Merrill Lynch 3-Month US Treasury Bill Index (proxy for money market returns)	0.13	1.66	1.99	5.18

Domestic Equity Markets

After strong gains by U.S. equities in the first six months of fiscal 2011, global economic and financial concerns adversely affected performance in the second half. The broad U.S. stock market still managed a return of 7.58% for the fiscal year, as measured by the Wilshire 5000 Total Market Index.

International Equity Markets and Strategic Markets

The broad international equities indices had negative returns in fiscal 2011. The MSCI EAFE (ND) Index of stocks in developed international markets declined by 4.08%. (All international and global returns are in U.S. dollars.) Foreign stocks registered solid returns for the first six months of the fiscal year and then retreated in the second half amid concerns over excessive debt in Europe and a weakening global macroeconomic environment. Global equities, as measured by the MSCI World (ND) Index, had a positive return of 1.76%.

4

Commodities finished slightly higher. The Dow Jones-UBS Commodity Index Total ReturnSM, an unmanaged index of futures contracts on 19 physical commodities, gained 1.58%.

Fixed Income Markets

Fixed income markets recorded positive returns as concerns about excessive debt in Europe encouraged investors to look increasingly to the U.S. for fixed income investments. The broad taxable investment-grade bond market had a return of 5.00%, slightly ahead of the U.S. high-yield market return of 4.81%. Money market investments managed only slightly positive returns as the Federal Reserve kept short-term rates anchored at near-zero levels.

Investing for the Long-Term

Every year brings reminders of why investors should focus on the long-term and fiscal 2011 was no exception. From the tragic earthquake and tsunami in Japan in March to the debt-ceiling debate in Washington to the ongoing debt issues in Europe, a wide range of dramatic developments tested the resolve of investors and contributed to major moves in the financial markets. While breaking news and volatile markets can add to investor anxiety, we believe the best advice is to stay focused on your long-term investment horizon. For any investor, that means building a diversified portfolio of stocks, bonds, and cash that is consistent with your financial objectives and tolerance for risk. Harbor Funds offers a number of equity, strategic markets, and fixed income funds that can play a valuable role in a diversified portfolio.

The Harbor Target Retirement Funds use a diversified portfolio approach to help investors achieve their financial objectives. This approach is designed to maintain an appropriate balance of risk and potential return over the time horizon of each fund, leading toward the shareholder’s retirement years and beyond.

Thank you for your investment in Harbor Funds.

December 21, 2011

David G. Van Hooser

Chairman

5

Harbor Target Retirement Income Fund

MANAGERS’ COMMENTARY (Unaudited)

ADVISER

Harbor Capital

Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606

PORTFOLIO MANAGERS

Brian L. Collins, CFA

Since 2009

Paul C. Herbert, CFA

Since 2009

Linda M. Molenda

Since 2009

David G. Van Hooser

Since 2009

Harbor Capital has

managed the Fund since its inception in 2009.

INVESTMENT GOAL

Current income and some capital appreciation

MARKET REVIEW

U.S. equities finished higher while international stocks lost ground in fiscal 2011. The U.S. bond market produced positive returns and commodity prices ended the fiscal year modestly higher. Stock prices rose in the fiscal first half but those gains were largely erased over the following five months, May through September, amid signs of a weakening global macroeconomic environment. Stocks rallied in October on hopes of a favorable resolution of the debt crisis in Europe.

The Russell 3000® Index, a broad measure of the U.S. stock market, returned 7.90%. Large cap stocks had the best returns, followed by mid caps and then small caps. U.S. growth stocks outpaced their value counterparts in all capitalization ranges.

Stocks in developed overseas markets declined by 4.08%, as measured by the MSCI EAFE (ND) Index. (All international and global returns are in U.S. dollars.) Stocks in 7 of the 10 economic sectors in the index recorded negative returns. The Financials sector, the largest segment of the index at almost 25%, was the biggest detractor, while the Consumer Staples, Energy, and Health Care components had positive returns.

Commodity prices retreated in the fiscal second half amid worries about anemic global growth but managed to finish in positive territory. Commodities returned 1.58%, as measured by the Dow Jones-UBS Commodity Index Total ReturnSM.

The U.S. taxable bond market recorded a return of 5.00%, as measured by the Barclays Capital U.S. Aggregate Bond Index. The BofA Merrill Lynch U.S. High Yield Index returned 4.81%. Yields of money market instruments remained at unusually low levels, as the Federal Reserve maintained near-zero monetary policy rates.

PERFORMANCE

The Harbor Target Retirement Income Fund posted returns of 2.44% (Institutional Class), 2.43% (Administrative Class), and 2.42% (Investor Class) for the year ended October 31, 2011.

Harbor’s fixed income funds made the largest overall contribution to the Harbor Target Retirement Income Fund’s net returns for the fiscal year. With a return of 6.38%, the Harbor Real Return Fund was the best performer within the fixed income segment of the portfolio. (All underlying fund returns cited are for the fund’s Institutional Class shares.) It was followed by the Harbor High-Yield Bond Fund, which returned 4.49%. The Harbor Bond Fund, the largest component of the overall portfolio, was up 0.63%. Harbor Bond trailed the Barclays Capital U.S. Aggregate Bond Index for the 1-year period but continued to outperform the benchmark for the latest 5-year and 10-year periods.

Harbor’s domestic equity funds also contributed positively to portfolio performance. The Harbor Capital Appreciation Fund, with a return of 10.63%, and the Harbor Small Cap Value Fund, which returned 10.17%, were the best-performing funds in the portfolio. Each outpaced its respective benchmark(s).

6

Harbor Target Retirement Income Fund

MANAGERS’ COMMENTARY—Continued

Harbor’s global and international funds ended the fiscal year lower and were the biggest detractors from portfolio performance. The Harbor International Fund, the largest equity component of the portfolio, had a negative return of -3.57%, although it outperformed its MSCI EAFE (ND) Index benchmark.

The Harbor Small Company Value Fund, a component of the portfolios of the Harbor Target Retirement Funds in fiscal 2011, is being liquidated effective December 29, 2011. Accordingly, portfolio assets previously invested in the Harbor Small Company Value Fund have been allocated instead to the Harbor Small Cap Value Fund.

This report contains the current opinions of Harbor Capital Advisors, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

The Fund invests in a variety of underlying Harbor funds that are subject to risks associated with their particular investment strategies. By investing in several underlying funds, the Fund has partial exposure to the risks of many different areas of the market. An investment in the Fund is not guaranteed. An investor may experience losses. There is no guarantee that the Fund will provide adequate income through retirement. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

7

Harbor Target Retirement Income Fund

FUND SUMMARY—October 31, 2011 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2600

Cusip	411511371

Ticker	HARAX

Inception Date	01/02/2009

Net Expense Ratio	0.58%[a]

Total Net Assets (000s)	$15,920

ADMINISTRATIVE CLASS

Fund #	2700

Cusip	411511363

Ticker	HARBX

Inception Date	01/02/2009

Net Expense Ratio	0.58%[a]

Total Net Assets (000s)	$13

INVESTOR CLASS

Fund #	2800

Cusip	411511355

Ticker	HARCX

Inception Date	01/02/2009

Net Expense Ratio	0.58%[a]

Total Net Assets (000s)	$13

a	The Adviser has contractually agreed to limit the Fund’s operating expense to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.

ASSET ALLOCATION (% of Investments)

Equity

Harbor International Fund	4.8%

Harbor Large Cap Value Fund	3.0%

Harbor International Growth Fund	2.1%

Harbor Capital Appreciation Fund	2.0%

Harbor Mid Cap Value Fund	1.9%

Harbor Mid Cap Growth Fund	1.3%

Harbor Global Growth Fund	1.1%

Harbor Global Value Fund	1.1%

Harbor Small Cap Growth Fund	1.0%

Harbor Small Cap Value Fund	0.8%

Harbor Small Company Value Fund	0.8%
Fixed Income

Harbor Bond Fund	44.4%

Harbor Real Return Fund	20.5%

Harbor High-Yield Bond Fund	10.2%

Short-Term Investments

Harbor Money Market Fund	5.0%

8

Harbor Target Retirement Income Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 01/02/2009 through 10/31/2011

The graph compares a $50,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2011
Harbor Target Retirement Income Fund
Institutional Class	2.44%	N/A	8.97%	01/02/2009	$63,755
Comparative Indices
Russell 3000®	7.90%	N/A	15.62%	—	$75,390
MSCI EAFE (ND)	-4.08%	N/A	10.41%	—	$66,183
Barclays Capital U.S. Aggregate Bond	5.00%	N/A	6.81%	—	$60,246

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 01/02/2009 through 10/31/2011

The graph compares a $10,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2011
Harbor Target Retirement Income Fund
Administrative Class	2.43%	N/A	8.93%	01/02/2009	$12,739
Investor Class	2.42%	N/A	8.93%	01/02/2009	$12,739
Comparative Indices
Russell 3000®	7.90%	N/A	15.62%	—	$15,078
MSCI EAFE (ND)	-4.08%	N/A	10.41%	—	$13,237
Barclays Capital U.S. Aggregate Bond	5.00%	N/A	6.81%	—	$12,049

As stated in the Fund’s current prospectus, the expense ratios were 0.53% (Institutional Class), 0.78% (Administrative Class) and 0.90% (Investor Class). The Adviser has contractually agreed to limit the Fund’s operating expense to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower. Voluntary waivers and reimbursements may be discontinued at any time without notice.

a	Annualized

9

Harbor Target Retirement Income Fund†

PORTFOLIO OF INVESTMENTS—October 31, 2011

HARBOR EQUITY FUNDS—19.9%

Shares		Value (000s)

HARBOR DOMESTIC EQUITY FUNDS—10.8%
8,322	Harbor Capital Appreciation Fund	$319
24,512	Harbor Mid Cap Growth Fund	207
13,776	Harbor Small Cap Growth Fund	166
63,822	Harbor Large Cap Value Fund	475
27,792	Harbor Mid Cap Value Fund	311
6,348	Harbor Small Cap Value Fund	124
16,575	Harbor Small Company Value Fund	124

		1,726

HARBOR INTERNATIONAL EQUITY FUNDS—9.1%
13,687	Harbor International Fund	769
29,869	Harbor International Growth Fund	332
27,257	Harbor Global Value Fund	168
10,698	Harbor Global Growth Fund	170

		1,439

TOTAL HARBOR EQUITY FUNDS (Cost $3,074)		3,165

Shares		Value (000s)

150,149	Harbor High-Yield Bond Fund	$1,631
580,726	Harbor Bond Fund	7,085
287,547	Harbor Real Return Fund	3,272

TOTAL HARBOR FIXED INCOME FUNDS (Cost $11,878)		11,988

SHORT TERM INVESTMENTS—5.0%
(Cost $793)
792,614	Harbor Money Market Fund	793

TOTAL INVESTMENTS—100.0% (Cost $15,745)		15,946

CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—	[a]

TOTAL NET ASSETS—100.0%		$15,946

FAIR VALUE MEASUREMENTS

All holdings at October 31, 2011 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2010 or October 31, 2011, and no significant transfers between levels during the year.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement Income Fund is investing in Institutional shares of affiliated Harbor Funds.

a	Rounds to less than $1,000.

The accompanying notes are an integral part of the Financial Statements.

10

Harbor Target Retirement 2010 Fund

MANAGERS’ COMMENTARY (Unaudited)

ADVISER

Harbor Capital

Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606

PORTFOLIO MANAGERS

Brian L. Collins, CFA

Since 2009

Paul C. Herbert, CFA

Since 2009

Linda M. Molenda

Since 2009

David G. Van Hooser

Since 2009

Harbor Capital has

managed the Fund since its inception in 2009.

INVESTMENT GOAL

Capital appreciation and current income consistent with the Fund’s current asset allocation

MARKET REVIEW

U.S. equities finished higher while international stocks lost ground in fiscal 2011. The U.S. bond market produced positive returns and commodity prices ended the fiscal year modestly higher. Stock prices rose in the fiscal first half but those gains were largely erased over the following five months, May through September, amid signs of a weakening global macroeconomic environment. Stocks rallied in October on hopes of a favorable resolution of the debt crisis in Europe.

The Russell 3000® Index, a broad measure of the U.S. stock market, returned 7.90%. Large cap stocks had the best returns, followed by mid caps and then small caps. U.S. growth stocks outpaced their value counterparts in all capitalization ranges.

Stocks in developed overseas markets declined by 4.08%, as measured by the MSCI EAFE (ND) Index. (All international and global returns are in U.S. dollars.) Stocks in 7 of the 10 economic sectors in the index recorded negative returns. The Financials sector, the largest segment of the index at almost 25%, was the biggest detractor, while the Consumer Staples, Energy, and Health Care components had positive returns.

Commodity prices retreated in the fiscal second half amid worries about anemic global growth but managed to finish in positive territory. Commodities returned 1.58%, as measured by the Dow Jones-UBS Commodity Index Total ReturnSM.

The U.S. taxable bond market recorded a return of 5.00%, as measured by the Barclays Capital U.S. Aggregate Bond Index. The BofA Merrill Lynch U.S. High Yield Index returned 4.81%. Yields of money market instruments remained at unusually low levels, as the Federal Reserve maintained near-zero monetary policy rates.

PERFORMANCE

The Harbor Target Retirement 2010 Fund posted returns of 2.87% (Institutional Class) and 2.97% (Administrative Class and Investor Class) for the year ended October 31, 2011.

Harbor’s fixed income funds made the largest overall contribution to the Harbor Target Retirement 2010 Fund’s net returns for the fiscal year. With a return of 6.38%, the Harbor Real Return Fund was the best performer within the fixed income segment of the portfolio. (All underlying fund returns cited are for the fund’s Institutional Class shares.) It was followed by the Harbor High-Yield Bond Fund, which returned 4.49%. The Harbor Bond Fund, the largest component of the overall portfolio, was up 0.63%. Harbor Bond trailed the Barclays Capital U.S. Aggregate Bond Index for the 1-year period but continued to outperform the benchmark for the latest 5-year and 10-year periods.

Harbor’s domestic equity funds also contributed positively to portfolio performance. The Harbor Capital Appreciation Fund, with a return of 10.63%, and the Harbor Small Cap Value Fund, which returned 10.17%, were the best-performing funds in the portfolio. Each outpaced its respective benchmark(s). The Harbor Commodity Real Return Strategy Fund also made a positive contribution to net returns. The Fund returned 5.56% and outperformed its benchmark.

11

Harbor Target Retirement 2010 Fund

MANAGERS’ COMMENTARY—Continued

Harbor’s global and international funds ended the fiscal year lower and were the biggest detractors from portfolio performance. The Harbor International Fund, the largest equity component of the portfolio, had a return of -3.57%, although it outperformed its MSCI EAFE (ND) Index benchmark.

The Harbor Small Company Value Fund, a component of the portfolios of the Harbor Target Retirement Funds in fiscal 2011, is being liquidated effective December 29, 2011. Accordingly, portfolio assets previously invested in the Harbor Small Company Value Fund have been allocated instead to the Harbor Small Cap Value Fund.

This report contains the current opinions of Harbor Capital Advisors, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

The Fund invests in a variety of underlying Harbor funds that are subject to risks associated with their particular investment strategies. By investing in several underlying funds, the Fund has partial exposure to the risks of many different areas of the market. An investment in the Fund is not guaranteed. An investor may experience losses, including losses near, at, or after the target year. There is no guarantee that the Fund will provide adequate income at or after the target year. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

12

Harbor Target Retirement 2010 Fund

FUND SUMMARY—October 31, 2011 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2601

Cusip	411511348

Ticker	HARDX

Inception Date	01/02/2009

Net Expense Ratio	0.60%[a]

Total Net Assets (000s)	$3,666

ADMINISTRATIVE CLASS

Fund #	2701

Cusip	411511330

Ticker	HAIIX

Inception Date	01/02/2009

Net Expense Ratio	0.60%[a]

Total Net Assets (000s)	$13

INVESTOR CLASS

Fund #	2801

Cusip	411511322

Ticker	HARFX

Inception Date	01/02/2009

Net Expense Ratio	0.60%[a]

Total Net Assets (000s)	$13

a	The Adviser has contractually agreed to limit the Fund’s operating expense to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.

ASSET ALLOCATION (% of Investments)

Equity & Commodity

Harbor International Fund	6.1%

Harbor Large Cap Value Fund	3.8%

Harbor International Growth Fund	2.6%

Harbor Capital Appreciation Fund	2.5%

Harbor Mid Cap Value Fund	2.5%

Harbor Mid Cap Growth Fund	1.7%

Harbor Global Growth Fund	1.4%

Harbor Global Value Fund	1.3%

Harbor Small Cap Growth Fund	1.3%

Harbor Commodity Real Return Strategy Fund	1.2%

Harbor Small Cap Value Fund	1.0%

Harbor Small Company Value Fund	1.0%

Fixed Income

Harbor Bond Fund	41.1%

Harbor Real Return Fund	17.0%

Harbor High-Yield Bond Fund	10.5%

Short-Term Investments

Harbor Money Market Fund	5.0%

13

Harbor Target Retirement 2010 Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 01/02/2009 through 10/31/2011

The graph compares a $50,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2011
Harbor Target Retirement 2010 Fund
Institutional Class	2.87%	N/A	10.45%	01/02/2009	$66,241
Comparative Indices
Russell 3000®	7.90%	N/A	15.62%	—	$75,390
MSCI EAFE (ND)	-4.08%	N/A	10.41%	—	$66,183
Barclays Capital U.S. Aggregate Bond	5.00%	N/A	6.81%	—	$60,246
Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 01/02/2009 through 10/31/2011

The graph compares a $10,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2011
Harbor Target Retirement 2010 Fund
Administrative Class	2.97%	N/A	10.45%	01/02/2009	$13,250
Investor Class	2.97%	N/A	10.45%	01/02/2009	$13,250
Comparative Indices
Russell 3000®	7.90%	N/A	15.62%	—	$15,078
MSCI EAFE (ND)	-4.08%	N/A	10.41%	—	$13,237
Barclays Capital U.S. Aggregate Bond	5.00%	N/A	6.81%	—	$12,049

As stated in the Fund’s current prospectus, the expense ratios were 0.56% (Institutional Class), 0.81% (Administrative Class) and 0.93% (Investor Class). The Adviser has contractually agreed to limit the Fund’s operating expense to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower. Voluntary waivers and reimbursements may be discontinued at any time without notice.

a	Annualized.

14

Harbor Target Retirement 2010 Fund†

PORTFOLIO OF INVESTMENTS—October 31, 2011

HARBOR EQUITY FUNDS—25.2%

Shares		Value (000s)

HARBOR DOMESTIC EQUITY FUNDS—13.8%
2,463	Harbor Capital Appreciation Fund	$95
7,238	Harbor Mid Cap Growth Fund	61
4,052	Harbor Small Cap Growth Fund	49
18,869	Harbor Large Cap Value Fund	140
8,139	Harbor Mid Cap Value Fund	91
1,857	Harbor Small Cap Value Fund	36
4,828	Harbor Small Company Value Fund	36

		508

HARBOR INTERNATIONAL EQUITY FUNDS—11.4%
3,993	Harbor International Fund	224
8,734	Harbor International Growth Fund	97
7,985	Harbor Global Value Fund	49
3,151	Harbor Global Growth Fund	50

		420

TOTAL HARBOR EQUITY FUNDS (Cost $946)		928

HARBOR STRATEGIC MARKETS FUNDS—1.2%
(Cost $46)
5,788	Harbor Commodity Real Return Strategy Fund	45

HARBOR FIXED INCOME FUNDS—68.6%

Shares		Value (000s)

35,824	Harbor High-Yield Bond Fund	$389
124,273	Harbor Bond Fund	1,516
55,242	Harbor Real Return Fund	629

TOTAL HARBOR FIXED INCOME FUNDS (Cost $2,545)		2,534

SHORT TERM INVESTMENTS—5.0%
(Cost $185)
185,038	Harbor Money Market Fund	185

TOTAL INVESTMENTS—100.0% (Cost $3,722)		3,692

CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—	[a]

TOTAL NET ASSETS—100.0%		$3,692

FAIR VALUE MEASUREMENTS

All holdings at October 31, 2011 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2010 or October 31, 2011, and no significant transfers between levels during the year.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2010 Fund is investing in Institutional shares of affiliated Harbor Funds.

a	Rounds to less than $1,000.

The accompanying notes are an integral part of the Financial Statements.

15

Harbor Target Retirement 2015 Fund

MANAGERS’ COMMENTARY (Unaudited)

ADVISER

Harbor Capital

Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606

PORTFOLIO MANAGERS

Brian L. Collins, CFA

Since 2009

Paul C. Herbert, CFA

Since 2009

Linda M. Molenda

Since 2009

David G. Van Hooser

Since 2009

Harbor Capital has

managed the Fund since its inception in 2009.

INVESTMENT GOAL

Capital appreciation and current income consistent with the Fund’s current asset allocation

MARKET REVIEW

U.S. equities finished higher while international stocks lost ground in fiscal 2011. The U.S. bond market produced positive returns and commodity prices ended the fiscal year modestly higher. Stock prices rose in the fiscal first half but those gains were largely erased over the following five months, May through September, amid signs of a weakening global macroeconomic environment. Stocks rallied in October on hopes of a favorable resolution of the debt crisis in Europe.

The Russell 3000® Index, a broad measure of the U.S. stock market, returned 7.90%. Large cap stocks had the best returns, followed by mid caps and then small caps. U.S. growth stocks outpaced their value counterparts in all capitalization ranges.

Stocks in developed overseas markets declined by 4.08%, as measured by the MSCI EAFE (ND) Index. (All international and global returns are in U.S. dollars.) Stocks in 7 of the 10 economic sectors in the index recorded negative returns. The Financials sector, the largest segment of the index at almost 25%, was the biggest detractor, while the Consumer Staples, Energy, and Health Care components had positive returns.

Commodity prices retreated in the fiscal second half amid worries about anemic global growth but managed to finish in positive territory. Commodities returned 1.58%, as measured by the Dow Jones-UBS Commodity Index Total ReturnSM.

The U.S. taxable bond market recorded a return of 5.00%, as measured by the Barclays Capital U.S. Aggregate Bond Index. The BofA Merrill Lynch U.S. High Yield Index returned 4.81%. Yields of money market instruments remained at unusually low levels, as the Federal Reserve maintained near-zero monetary policy rates.

PERFORMANCE

The Harbor Target Retirement 2015 Fund returned 2.76% (Institutional Class, Administrative Class, and Investor Class) for the year ended October 31, 2011.

Harbor’s fixed income funds made the largest overall contribution to the Harbor Target Retirement 2015 Fund’s net returns for the fiscal year. With a return of 6.38%, the Harbor Real Return Fund was the best performer within the fixed income segment of the portfolio. (All underlying fund returns cited are for the fund’s Institutional Class shares.) It was followed by the Harbor High-Yield Bond Fund, which returned 4.49%. The Harbor Bond Fund, the largest component of the overall portfolio, was up 0.63%. Harbor Bond trailed the Barclays Capital U.S. Aggregate Bond Index for the 1-year period but continued to outperform the benchmark for the latest 5-year and 10-year periods.

Harbor’s domestic equity funds also contributed positively to portfolio performance. The Harbor Capital Appreciation Fund, with a return of 10.63%, and the Harbor Small Cap Value Fund, which returned 10.17%, were the best-performing funds in the portfolio. Each outpaced its respective benchmark(s). The Harbor Commodity Real Return Strategy Fund also made a positive contribution to net returns. The Fund returned 5.56% and outperformed its benchmark.

16

Harbor Target Retirement 2015 Fund

MANAGERS’ COMMENTARY—Continued

Harbor’s global and international funds ended the fiscal year lower and were the biggest detractors from portfolio performance. The Harbor International Fund, the largest equity component of the portfolio, had a return of -3.57%, although it outperformed its MSCI EAFE (ND) Index benchmark.

The Harbor Small Company Value Fund, a component of the portfolios of the Harbor Target Retirement Funds in fiscal 2011, is being liquidated effective December 29, 2011. Accordingly, portfolio assets previously invested in the Harbor Small Company Value Fund have been allocated instead to the Harbor Small Cap Value Fund.

This report contains the current opinions of Harbor Capital Advisors, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

The Fund invests in a variety of underlying Harbor funds that are subject to risks associated with their particular investment strategies. By investing in several underlying funds, the Fund has partial exposure to the risks of many different areas of the market. An investment in the Fund is not guaranteed. An investor may experience losses, including losses near, at, or after the target year. There is no guarantee that the Fund will provide adequate income at or after the target year. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

17

Harbor Target Retirement 2015 Fund

FUND SUMMARY—October 31, 2011 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2602

Cusip	411511314

Ticker	HARGX

Inception Date	01/02/2009

Net Expense Ratio	0.64%[a]

Total Net Assets (000s)	$10,576

ADMINISTRATIVE CLASS

Fund #	2702

Cusip	411511298

Ticker	HARHX

Inception Date	01/02/2009

Net Expense Ratio	0.64%[a]

Total Net Assets (000s)	$14

INVESTOR CLASS

Fund #	2802

Cusip	411511280

Ticker	HARIX

Inception Date	01/02/2009

Net Expense Ratio	0.64%[a]

Total Net Assets (000s)	$14

a	The Adviser has contractually agreed to limit the Fund’s operating expense to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.

ASSET ALLOCATION (% of Investments)

Equity & Commodity

Harbor International Fund	8.1%

Harbor Large Cap Value Fund	5.0%

Harbor International Growth Fund	3.5%

Harbor Capital Appreciation Fund	3.3%

Harbor Mid Cap Value Fund	3.3%

Harbor Commodity Real Return Strategy Fund	2.6%

Harbor Mid Cap Growth Fund	2.1%

Harbor Global Growth Fund	1.8%

Harbor Small Cap Growth Fund	1.8%

Harbor Global Value Fund	1.7%

Harbor Small Cap Value Fund	1.3%

Harbor Small Company Value Fund	1.3%

Fixed Income

Harbor Bond Fund	37.6%

Harbor Real Return Fund	12.8%

Harbor High-Yield Bond Fund	11.8%

Short-Term Investments

Harbor Money Market Fund	2.0%

18

Harbor Target Retirement 2015 Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 01/02/2009 through 10/31/2011

The graph compares a $50,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2011
Harbor Target Retirement 2015 Fund
Institutional Class	2.76%	N/A	11.26%	01/02/2009	$67,629
Comparative Indices
Russell 3000®	7.90%	N/A	15.62%	—	$75,390
MSCI EAFE (ND)	-4.08%	N/A	10.41%	—	$66,183
Barclays Capital U.S. Aggregate Bond	5.00%	N/A	6.81%	—	$60,246

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 01/02/2009 through 10/31/2011

The graph compares a $10,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2011
Harbor Target Retirement 2015 Fund
Administrative Class	2.76%	N/A	11.26%	01/02/2009	$13,526
Investor Class	2.76%	N/A	11.26%	01/02/2009	$13,526
Comparative Indices
Russell 3000®	7.90%	N/A	15.62%	—	$15,078
MSCI EAFE (ND)	-4.08%	N/A	10.41%	—	$13,237
Barclays Capital U.S. Aggregate Bond	5.00%	N/A	6.81%	—	$12,049

As stated in the Fund’s current prospectus, the expense ratios were 0.60% (Institutional Class), 0.85% (Administrative Class) and 0.97% (Investor Class). The Adviser has contractually agreed to limit the Fund’s operating expense to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower. Voluntary waivers and reimbursements may be discontinued at any time without notice.

a	Annualized.

19

Harbor Target Retirement 2015 Fund†

PORTFOLIO OF INVESTMENTS—October 31, 2011

HARBOR EQUITY FUNDS—33.2%

Shares		Value (000s)

HARBOR DOMESTIC EQUITY FUNDS—18.1%
9,206	Harbor Capital Appreciation Fund	$353
27,225	Harbor Mid Cap Growth Fund	230
15,519	Harbor Small Cap Growth Fund	187
70,736	Harbor Large Cap Value Fund	526
30,901	Harbor Mid Cap Value Fund	346
7,074	Harbor Small Cap Value Fund	138
18,440	Harbor Small Company Value Fund	138

		1,918

HARBOR INTERNATIONAL EQUITY FUNDS—15.1%
15,284	Harbor International Fund	859
33,271	Harbor International Growth Fund	369
30,406	Harbor Global Value Fund	187
11,872	Harbor Global Growth Fund	189

		1,604

TOTAL HARBOR EQUITY FUNDS (Cost $3,551)		3,522

HARBOR STRATEGIC MARKETS FUNDS—2.6%
(Cost $277)
Shares		Value (000s)

35,954	Harbor Commodity Real Return Strategy Fund	$276

HARBOR FIXED INCOME FUNDS—62.2%
115,778	Harbor High-Yield Bond Fund	1,257
326,442	Harbor Bond Fund	3,983
119,128	Harbor Real Return Fund	1,356

TOTAL HARBOR FIXED INCOME FUNDS (Cost $6,692)		6,596

SHORT TERM INVESTMENTS—2.0%
(Cost $210)
209,804	Harbor Money Market Fund	210

TOTAL INVESTMENTS—100.0% (Cost $10,730)		10,604

CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—	[a]

TOTAL NET ASSETS—100.0%		$10,604

FAIR VALUE MEASUREMENTS

All holdings at October 31, 2011 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2010 or October 31, 2011, and no significant transfers between levels during the year.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2015 Fund is investing in Institutional shares of affiliated Harbor Funds.

a	Rounds to less than $1,000.

The accompanying notes are an integral part of the Financial Statements.

20

Harbor Target Retirement 2020 Fund

MANAGERS’ COMMENTARY (Unaudited)

ADVISER

Harbor Capital

Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606

PORTFOLIO MANAGERS

Brian L. Collins, CFA

Since 2009

Paul C. Herbert, CFA

Since 2009

Linda M. Molenda

Since 2009

David G. Van Hooser

Since 2009

Harbor Capital has

managed the Fund since its inception in 2009.

INVESTMENT GOAL

Capital appreciation and current income consistent with the Fund’s current asset allocation

MARKET REVIEW

U.S. equities finished higher while international stocks lost ground in fiscal 2011. The U.S. bond market produced positive returns and commodity prices ended the fiscal year modestly higher. Stock prices rose in the fiscal first half but those gains were largely erased over the following five months, May through September, amid signs of a weakening global macroeconomic environment. Stocks rallied in October on hopes of a favorable resolution of the debt crisis in Europe.

The Russell 3000® Index, a broad measure of the U.S. stock market, returned 7.90%. Large cap stocks had the best returns, followed by mid caps and then small caps. U.S. growth stocks outpaced their value counterparts in all capitalization ranges.

Stocks in developed overseas markets declined by 4.08%, as measured by the MSCI EAFE (ND) Index. (All international and global returns are in U.S. dollars.) Stocks in 7 of the 10 economic sectors in the index recorded negative returns. The Financials sector, the largest segment of the index at almost 25%, was the biggest detractor, while the Consumer Staples, Energy, and Health Care components had positive returns.

Commodity prices retreated in the fiscal second half amid worries about anemic global growth but managed to finish in positive territory. Commodities returned 1.58%, as measured by the Dow Jones-UBS Commodity Index Total ReturnSM.

The U.S. taxable bond market recorded a return of 5.00%, as measured by the Barclays Capital U.S. Aggregate Bond Index. The BofA Merrill Lynch U.S. High Yield Index returned 4.81%. Yields of money market instruments remained at unusually low levels, as the Federal Reserve maintained near-zero monetary policy rates.

PERFORMANCE

The Harbor Target Retirement 2020 Fund posted returns of 2.91% (Institutional Class and Investor Class) and 2.82% (Administrative Class) for the year ended October 31, 2011.

Harbor’s fixed income funds made the largest overall contribution to the Harbor Target Retirement 2020 Fund’s net returns for the fiscal year. With a return of 6.38%, the Harbor Real Return Fund was the best performer within the fixed income segment of the portfolio. (All underlying fund returns cited are for the fund’s Institutional Class shares.) It was followed by the Harbor High-Yield Bond Fund, which returned 4.49%. The Harbor Bond Fund, the largest component of the overall portfolio, was up 0.63%. Harbor Bond trailed the Barclays Capital U.S. Aggregate Bond Index for the 1-year period but continued to outperform the benchmark for the latest 5-year and 10-year periods.

Harbor’s domestic equity funds also contributed positively to portfolio performance. The Harbor Capital Appreciation Fund, with a return of 10.63%, and the Harbor Small Cap Value Fund, which returned 10.17%, were the best-performing funds in the portfolio. Each outpaced its respective benchmark(s). The Harbor Commodity Real Return Strategy Fund also made a positive contribution to net returns. The Fund returned 5.56% and outperformed its benchmark.

21

Harbor Target Retirement 2020 Fund

MANAGERS’ COMMENTARY—Continued

Harbor’s global and international funds ended the fiscal year lower and were the biggest detractors from portfolio performance. The Harbor International Fund, the largest equity component of the portfolio, had a return of -3.57%, although it outperformed its MSCI EAFE (ND) Index benchmark.

The Harbor Small Company Value Fund, a component of the portfolios of the Harbor Target Retirement Funds in fiscal 2011, is being liquidated effective December 29, 2011. Accordingly, portfolio assets previously invested in the Harbor Small Company Value Fund have been allocated instead to the Harbor Small Cap Value Fund.

This report contains the current opinions of Harbor Capital Advisors, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

The Fund invests in a variety of underlying Harbor funds that are subject to risks associated with their particular investment strategies. By investing in several underlying funds, the Fund has partial exposure to the risks of many different areas of the market. An investment in the Fund is not guaranteed. An investor may experience losses, including losses near, at, or after the target year. There is no guarantee that the Fund will provide adequate income at or after the target year. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

22

Harbor Target Retirement 2020 Fund

FUND SUMMARY—October 31, 2011 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2603

Cusip	411511272

Ticker	HARJX

Inception Date	01/02/2009

Net Expense Ratio	0.67%[a]

Total Net Assets (000s)	$25,646

ADMINISTRATIVE CLASS

Fund #	2703

Cusip	411511264

Ticker	HARKX

Inception Date	01/02/2009

Net Expense Ratio	0.67%[a]

Total Net Assets (000s)	$14

INVESTOR CLASS

Fund #	2803

Cusip	411511256

Ticker	HARLX

Inception Date	01/02/2009

Net Expense Ratio	0.67%[a]

Total Net Assets (000s)	$14

a	The Adviser has contractually agreed to limit the Fund’s operating expense to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.

ASSET ALLOCATION (% of Investments)

Equity & Commodity

Harbor International Fund	8.9%

Harbor Large Cap Value Fund	5.6%

Harbor Capital Appreciation Fund	3.8%

Harbor International Growth Fund	3.8%

Harbor Commodity Real Return Strategy Fund	3.6%

Harbor Mid Cap Value Fund	3.6%

Harbor Mid Cap Growth Fund	2.4%

Harbor Global Growth Fund	2.0%

Harbor Global Value Fund	2.0%

Harbor Small Cap Growth Fund	1.9%

Harbor Small Cap Value Fund	1.5%

Harbor Small Company Value Fund	1.5%

Fixed Income

Harbor Bond Fund	35.8%

Harbor High-Yield Bond Fund	13.2%

Harbor Real Return Fund	10.4%

23

Harbor Target Retirement 2020 Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 01/02/2009 through 10/31/2011

The graph compares a $50,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2011
Harbor Target Retirement 2020 Fund
Institutional Class	2.91%	N/A	12.00%	01/02/2009	$68,899
Comparative Indices
Russell 3000®	7.90%	N/A	15.62%	—	$75,390
MSCI EAFE (ND)	-4.08%	N/A	10.41%	—	$66,183
Barclays Capital U.S. Aggregate Bond	5.00%	N/A	6.81%	—	$60,246

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 01/02/2009 through 10/31/2011

The graph compares a $10,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2011
Harbor Target Retirement 2020 Fund
Administrative Class	2.82%	N/A	11.96%	01/02/2009	$13,768
Investor Class	2.91%	N/A	12.00%	01/02/2009	$13,781
Comparative Indices
Russell 3000®	7.90%	N/A	15.62%	—	$15,078
MSCI EAFE (ND)	-4.08%	N/A	10.41%	—	$13,237
Barclays Capital U.S. Aggregate Bond	5.00%	N/A	6.81%	—	$12,049

As stated in the Fund’s current prospectus, the expense ratios were 0.65% (Institutional Class), 0.90% (Administrative Class) and 1.02% (Investor Class). The Adviser has contractually agreed to limit the Fund’s operating expense to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower. Voluntary waivers and reimbursements may be discontinued at any time without notice.

a	Annualized.

24

Harbor Target Retirement 2020 Fund†

PORTFOLIO OF INVESTMENTS—October 31, 2011

HARBOR EQUITY FUNDS—37.0%

Shares		Value (000s)

HARBOR DOMESTIC EQUITY FUNDS—20.3%
25,159	Harbor Capital Appreciation Fund	$965
73,935	Harbor Mid Cap Growth Fund	626
41,416	Harbor Small Cap Growth Fund	500
193,045	Harbor Large Cap Value Fund	1,436
83,271	Harbor Mid Cap Value Fund	932
19,005	Harbor Small Cap Value Fund	372
49,631	Harbor Small Company Value Fund	371

		5,202

HARBOR INTERNATIONAL EQUITY FUNDS—16.7%
40,850	Harbor International Fund	2,295
89,239	Harbor International Growth Fund	991
81,725	Harbor Global Value Fund	503
32,202	Harbor Global Growth Fund	511

		4,300

TOTAL HARBOR EQUITY FUNDS (Cost $9,214)		9,502

HARBOR STRATEGIC MARKETS FUNDS—3.6%
(Cost $898)
Shares		Value (000s)

121,371	Harbor Commodity Real Return Strategy Fund	$931

HARBOR FIXED INCOME FUNDS—59.4%
311,254	Harbor High-Yield Bond Fund	3,380
752,817	Harbor Bond Fund	9,184
235,195	Harbor Real Return Fund	2,677

TOTAL HARBOR FIXED INCOME FUNDS (Cost $15,221)		15,241

TOTAL INVESTMENTS—100.0% (Cost $25,333)		25,674

CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—	[a]

TOTAL NET ASSETS—100.0%		$25,674

FAIR VALUE MEASUREMENTS

All holdings at October 31, 2011 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2010 or October 31, 2011, and no significant transfers between levels during the year.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2020 Fund is investing in Institutional shares of affiliated Harbor Funds.

a	Rounds to less than $1,000.

The accompanying notes are an integral part of the Financial Statements.

25

Harbor Target Retirement 2025 Fund

MANAGERS’ COMMENTARY (Unaudited)

ADVISER

Harbor Capital

Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606

PORTFOLIO MANAGERS

Brian L. Collins, CFA

Since 2009

Paul C. Herbert, CFA

Since 2009

Linda M. Molenda

Since 2009

David G. Van Hooser

Since 2009

Harbor Capital has

managed the Fund since its inception in 2009.

INVESTMENT GOAL

Capital appreciation and current income consistent with the Fund’s current asset allocation

MARKET REVIEW

U.S. equities finished higher while international stocks lost ground in fiscal 2011. The U.S. bond market produced positive returns and commodity prices ended the fiscal year modestly higher. Stock prices rose in the fiscal first half but those gains were largely erased over the following five months, May through September, amid signs of a weakening global macroeconomic environment. Stocks rallied in October on hopes of a favorable resolution of the debt crisis in Europe.

The Russell 3000® Index, a broad measure of the U.S. stock market, returned 7.90%. Large cap stocks had the best returns, followed by mid caps and then small caps. U.S. growth stocks outpaced their value counterparts in all capitalization ranges.

Stocks in developed overseas markets declined by 4.08%, as measured by the MSCI EAFE (ND) Index. (All international and global returns are in U.S. dollars.) Stocks in 7 of the 10 economic sectors in the index recorded negative returns. The Financials sector, the largest segment of the index at almost 25%, was the biggest detractor, while the Consumer Staples, Energy, and Health Care components had positive returns.

Commodity prices retreated in the fiscal second half amid worries about anemic global growth but managed to finish in positive territory. Commodities returned 1.58%, as measured by the Dow Jones-UBS Commodity Index Total ReturnSM.

The U.S. taxable bond market recorded a return of 5.00%, as measured by the Barclays Capital U.S. Aggregate Bond Index. The BofA Merrill Lynch U.S. High Yield Index returned 4.81%. Yields of money market instruments remained at unusually low levels, as the Federal Reserve maintained near-zero monetary policy rates.

PERFORMANCE

The Harbor Target Retirement 2025 Fund returned 2.69% (Institutional Class, Administrative Class, and Investor Class) for the year ended October 31, 2011.

Harbor’s domestic equity funds made the largest overall contribution to the Harbor Target Retirement 2025 Fund’s net returns for the fiscal year. The Harbor Capital Appreciation Fund, with a return of 10.63%, and the Harbor Small Cap Value Fund, which returned 10.17%, were the best-performing funds in the portfolio. (All underlying funds returns cited are for the fund’s Institutional Class shares.) Each outpaced its respective benchmarks. The Harbor Commodity Real Return Strategy Fund also made a positive contribution to net returns. The Fund returned 5.56% and outperformed its benchmark.

With a return of 6.38%, the Harbor Real Return Fund was the best performer within the fixed income segment of the portfolio. It was followed by the Harbor High-Yield Bond Fund, which returned 4.49%. The Harbor Bond Fund, the largest component of the overall portfolio, was up 0.63%. Harbor Bond trailed the Barclays Capital U.S. Aggregate Bond Index for the 1-year period but continued to outperform the benchmark for the latest 5-year and 10-year periods.

26

Harbor Target Retirement 2025 Fund

MANAGERS’ COMMENTARY—Continued

Harbor’s global and international funds ended the fiscal year lower and were the biggest detractors from portfolio performance. The Harbor International Fund, the largest equity component of the portfolio, had a return of -3.57%, although it outperformed its MSCI EAFE (ND) Index benchmark.

The Harbor Small Company Value Fund, a component of the portfolios of the Harbor Target Retirement Funds in fiscal 2011, is being liquidated effective December 29, 2011. Accordingly, portfolio assets previously invested in the Harbor Small Company Value Fund have been allocated instead to the Harbor Small Cap Value Fund.

This report contains the current opinions of Harbor Capital Advisors, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

The Fund invests in a variety of underlying Harbor funds that are subject to risks associated with their particular investment strategies. By investing in several underlying funds, the Fund has partial exposure to the risks of many different areas of the market. An investment in the Fund is not guaranteed. An investor may experience losses, including losses near, at, or after the target year. There is no guarantee that the Fund will provide adequate income at or after the target year. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

27

Harbor Target Retirement 2025 Fund

FUND SUMMARY—October 31, 2011 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2604

Cusip	411511249

Ticker	HARMX

Inception Date	01/02/2009

Net Expense Ratio	0.69%[a]

Total Net Assets (000s)	$5,683

ADMINISTRATIVE CLASS

Fund #	2704

Cusip	411511231

Ticker	HARNX

Inception Date	01/02/2009

Net Expense Ratio	0.69%[a]

Total Net Assets (000s)	$14

INVESTOR CLASS

Fund #	2804

Cusip	411511223

Ticker	HAROX

Inception Date	01/02/2009

Net Expense Ratio	0.69%[a]

Total Net Assets (000s)	$14

a	The Adviser has contractually agreed to limit the Fund’s operating expense to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.

ASSET ALLOCATION (% of Investments)

Equity & Commodity

Harbor International Fund	11.2%

Harbor Large Cap Value Fund	6.8%

Harbor International Growth Fund	4.8%

Harbor Commodity Real Return Strategy Fund	4.7%

Harbor Capital Appreciation Fund	4.5%

Harbor Mid Cap Value Fund	4.5%

Harbor Mid Cap Growth Fund	3.0%

Harbor Global Growth Fund	2.4%

Harbor Global Value Fund	2.4%

Harbor Small Cap Growth Fund	2.4%

Harbor Small Cap Value Fund	1.8%

Harbor Small Company Value Fund	1.8%

Fixed Income

Harbor Bond Fund	30.3%

Harbor High-Yield Bond Fund	12.5%

Harbor Real Return Fund	6.9%

28

Harbor Target Retirement 2025 Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 01/02/2009 through 10/31/2011

The graph compares a $50,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2011
Harbor Target Retirement 2025 Fund
Institutional Class	2.69%	N/A	12.70%	01/02/2009	$70,141
Comparative Indices
Russell 3000®	7.90%	N/A	15.62%	—	$75,390
MSCI EAFE (ND)	-4.08%	N/A	10.41%	—	$66,183
Barclays Capital U.S. Aggregate Bond	5.00%	N/A	6.81%	—	$60,246

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 01/02/2009 through 10/31/2011

The graph compares a $10,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2011
Harbor Target Retirement 2025 Fund
Administrative Class	2.69%	N/A	12.70%	01/02/2009	$14,028
Investor Class	2.69%	N/A	12.70%	01/02/2009	$14,028
Comparative Indices
Russell 3000®	7.90%	N/A	15.62%	—	$15,078
MSCI EAFE (ND)	-4.08%	N/A	10.41%	—	$13,237
Barclays Capital U.S. Aggregate Bond	5.00%	N/A	6.81%	—	$12,049

As stated in the Fund’s current prospectus, the expense ratios were 0.70% (Institutional Class), 0.95% (Administrative Class) and 1.07% (Investor Class). The Adviser has contractually agreed to limit the Fund’s operating expense to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower. Voluntary waivers and reimbursements may be discontinued at any time without notice.

a	Annualized.

29

Harbor Target Retirement 2025 Fund†

PORTFOLIO OF INVESTMENTS—October 31, 2011

HARBOR EQUITY FUNDS—45.6%

Shares		Value (000s)

HARBOR DOMESTIC EQUITY FUNDS—24.8%
6,783	Harbor Capital Appreciation Fund	$260
20,029	Harbor Mid Cap Growth Fund	170
11,450	Harbor Small Cap Growth Fund	138
52,288	Harbor Large Cap Value Fund	389
22,781	Harbor Mid Cap Value Fund	255
5,205	Harbor Small Cap Value Fund	102
13,600	Harbor Small Company Value Fund	102

		1,416

HARBOR INTERNATIONAL EQUITY FUNDS—20.8%
11,380	Harbor International Fund	640
24,758	Harbor International Growth Fund	275
22,488	Harbor Global Value Fund	139
8,783	Harbor Global Growth Fund	139

		1,193

TOTAL HARBOR EQUITY FUNDS (Cost $2,589)		2,609

HARBOR STRATEGIC MARKETS FUNDS—4.7%
(Cost $263)
Shares		Value (000s)

34,722	Harbor Commodity Real Return Strategy Fund	$266

HARBOR FIXED INCOME FUNDS—49.7%
65,598	Harbor High-Yield Bond Fund	712
141,976	Harbor Bond Fund	1,732
34,468	Harbor Real Return Fund	392

TOTAL HARBOR FIXED INCOME FUNDS (Cost $2,866)		2,836

TOTAL INVESTMENTS—100.0% (Cost $5,718)		5,711

CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—	[a]

TOTAL NET ASSETS—100.0%		$5,711

FAIR VALUE MEASUREMENTS

All holdings at October 31, 2011 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2010 or October 31, 2011, and no significant transfers between levels during the year.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2025 Fund is investing in Institutional shares of affiliated Harbor Funds.

a	Rounds to less than $1,000.

The accompanying notes are an integral part of the Financial Statements.

30

Harbor Target Retirement 2030 Fund

MANAGERS’ COMMENTARY (Unaudited)

ADVISER

Harbor Capital

Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606

PORTFOLIO MANAGERS

Brian L. Collins, CFA

Since 2009

Paul C. Herbert, CFA

Since 2009

Linda M. Molenda

Since 2009

David G. Van Hooser

Since 2009

Harbor Capital has

managed the Fund since its inception in 2009.

INVESTMENT GOAL

Capital appreciation and current income consistent with the Fund’s current asset allocation

MARKET REVIEW

U.S. equities finished higher while international stocks lost ground in fiscal 2011. The U.S. bond market produced positive returns and commodity prices ended the fiscal year modestly higher. Stock prices rose in the fiscal first half but those gains were largely erased over the following five months, May through September, amid signs of a weakening global macroeconomic environment. Stocks rallied in October on hopes of a favorable resolution of the debt crisis in Europe.

The Russell 3000® Index, a broad measure of the U.S. stock market, returned 7.90%. Large cap stocks had the best returns, followed by mid caps and then small caps. U.S. growth stocks outpaced their value counterparts in all capitalization ranges.

Stocks in developed overseas markets declined by 4.08%, as measured by the MSCI EAFE (ND) Index. (All international and global returns are in U.S. dollars.) Stocks in 7 of the 10 economic sectors in the index recorded negative returns. The Financials sector, the largest segment of the index at almost 25%, was the biggest detractor, while the Consumer Staples, Energy, and Health Care components had positive returns.

Commodity prices retreated in the fiscal second half amid worries about anemic global growth but managed to finish in positive territory. Commodities returned 1.58%, as measured by the Dow Jones-UBS Commodity Index Total ReturnSM.

The U.S. taxable bond market recorded a return of 5.00%, as measured by the Barclays Capital U.S. Aggregate Bond Index. The BofA Merrill Lynch U.S. High Yield Index returned 4.81%. Yields of money market instruments remained at unusually low levels, as the Federal Reserve maintained near-zero monetary policy rates.

PERFORMANCE

The Harbor Target Retirement 2030 Fund returned 2.75% (Institutional Class) and 2.65% (Administrative Class and Investor Class) for the year ended October 31, 2011.

Harbor’s domestic equity funds made the largest overall contribution to the Harbor Target Retirement 2030 Fund’s net returns for the fiscal year. The Harbor Capital Appreciation Fund, with a return of 10.63%, and the Harbor Small Cap Value Fund, which returned 10.17%, were the best-performing funds in the portfolio. (All underlying fund returns cited are for the fund’s Institutional Class shares.) Each outpaced its respective benchmark(s). The Harbor Commodity Real Return Strategy Fund also made a positive contribution to net returns. The Fund returned 5.56% and outperformed its benchmark.

With a return of 6.38%, the Harbor Real Return Fund was the best performer within the fixed income segment of the portfolio. It was followed by the Harbor High-Yield Bond Fund, which returned 4.49%. The Harbor Bond Fund, the largest component of the overall portfolio, was up 0.63%. Harbor Bond trailed the Barclays Capital U.S. Aggregate Bond Index for the 1-year period but continued to outperform the benchmark for the latest 5-year and 10-year periods.

31

Harbor Target Retirement 2030 Fund

MANAGERS’ COMMENTARY—Continued

Harbor’s global and international funds ended the fiscal year lower and were the biggest detractors from portfolio performance. The Harbor International Fund, the largest equity component of the portfolio, had a return of -3.57%, although it outperformed its MSCI EAFE (ND) Index benchmark.

The Harbor Small Company Value Fund, a component of the portfolios of the Harbor Target Retirement Funds in fiscal 2011, is being liquidated effective December 29, 2011. Accordingly, portfolio assets previously invested in the Harbor Small Company Value Fund have been allocated instead to the Harbor Small Cap Value Fund.

This report contains the current opinions of Harbor Capital Advisors, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

The Fund invests in a variety of underlying Harbor funds that are subject to risks associated with their particular investment strategies. By investing in several underlying funds, the Fund has partial exposure to the risks of many different areas of the market. An investment in the Fund is not guaranteed. An investor may experience losses, including losses near, at, or after the target year. There is no guarantee that the Fund will provide adequate income at or after the target year. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

32

Harbor Target Retirement 2030 Fund

FUND SUMMARY—October 31, 2011 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2605

Cusip	411512700

Ticker	HARPX

Inception Date	01/02/2009

Net Expense Ratio	0.72%[a]

Total Net Assets (000s)	$22,478

ADMINISTRATIVE CLASS

Fund #	2705

Cusip	411512882

Ticker	HARQX

Inception Date	01/02/2009

Net Expense Ratio	0.72%[a]

Total Net Assets (000s)	$14

INVESTOR CLASS

Fund #	2805

Cusip	411512809

Ticker	HARTX

Inception Date	01/02/2009

Net Expense Ratio	0.72%[a]

Total Net Assets (000s)	$14

a	The Adviser has contractually agreed to limit the Fund’s operating expense to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.

ASSET ALLOCATION (% of Investments)

Equity & Commodity

Harbor International Fund	13.7%

Harbor Large Cap Value Fund	8.4%

Harbor International Growth Fund	5.9%

Harbor Capital Appreciation Fund	5.6%

Harbor Mid Cap Value Fund	5.6%

Harbor Commodity Real Return Strategy Fund	5.0%

Harbor Mid Cap Growth Fund	3.6%

Harbor Global Growth Fund	3.0%

Harbor Global Value Fund	3.0%

Harbor Small Cap Growth Fund	3.0%

Harbor Small Cap Value Fund	2.2%

Harbor Small Company Value Fund	2.2%

Fixed Income

Harbor Bond Fund	23.9%

Harbor High-Yield Bond Fund	11.1%

Harbor Real Return Fund	3.8%

33

Harbor Target Retirement 2030 Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 01/02/2009 through 10/31/2011

The graph compares a $50,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2011
Harbor Target Retirement 2030 Fund
Institutional Class	2.75%	N/A	13.33%	01/02/2009	$71,251
Comparative Indices
Russell 3000®	7.90%	N/A	15.62%	—	$75,390
MSCI EAFE (ND)	-4.08%	N/A	10.41%	—	$66,183
Barclays Capital U.S. Aggregate Bond	5.00%	N/A	6.81%	—	$60,246

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 01/02/2009 through 10/31/2011

The graph compares a $10,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2011
Harbor Target Retirement 2030 Fund
Administrative Class	2.65%	N/A	13.29%	01/02/2009	$14,237
Investor Class	2.65%	N/A	13.29%	01/02/2009	$14,237
Comparative Indices
Russell 3000®	7.90%	N/A	15.62%	—	$15,078
MSCI EAFE (ND)	-4.08%	N/A	10.41%	—	$13,237
Barclays Capital U.S. Aggregate Bond	5.00%	N/A	6.81%	—	$12,049

As stated in the Fund’s current prospectus, the expense ratios were 0.72% (Institutional Class), 0.97% (Administrative Class) and 1.09% (Investor Class). The Adviser has contractually agreed to limit the Fund’s operating expense to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower. Voluntary waivers and reimbursements may be discontinued at any time without notice.

a	Annualized.

34

Harbor Target Retirement 2030 Fund†

PORTFOLIO OF INVESTMENTS—October 31, 2011

HARBOR EQUITY FUNDS—56.2%

Shares		Value (000s)

HARBOR DOMESTIC EQUITY FUNDS—30.6%
32,669	Harbor Capital Appreciation Fund	$1,253
96,686	Harbor Mid Cap Growth Fund	818
56,006	Harbor Small Cap Growth Fund	676
254,194	Harbor Large Cap Value Fund	1,891
111,969	Harbor Mid Cap Value Fund	1,253
25,542	Harbor Small Cap Value Fund	500
67,156	Harbor Small Company Value Fund	502

		6,893

HARBOR INTERNATIONAL EQUITY FUNDS—25.6%
54,811	Harbor International Fund	3,080
118,999	Harbor International Growth Fund	1,321
109,298	Harbor Global Value Fund	673
42,146	Harbor Global Growth Fund	669

		5,743

TOTAL HARBOR EQUITY FUNDS (Cost $11,897)		12,636

HARBOR STRATEGIC MARKETS FUNDS—5.0%
(Cost $1,078)
Shares		Value (000s)

147,630	Harbor Commodity Real Return Strategy Fund	$1,132

HARBOR FIXED INCOME FUNDS—38.8%
230,077	Harbor High-Yield Bond Fund	2,499
441,638	Harbor Bond Fund	5,388
74,754	Harbor Real Return Fund	851

TOTAL HARBOR FIXED INCOME FUNDS (Cost $8,710)		8,738

TOTAL INVESTMENTS—100.0% (Cost $21,685)		22,506

CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—	[a]

TOTAL NET ASSETS—100.0%		$22,506

FAIR VALUE MEASUREMENTS

All holdings at October 31, 2011 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2010 or October 31, 2011, and no significant transfers between levels during the year.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2030 Fund is investing in Institutional shares of affiliated Harbor Funds.

a	Rounds to less than $1,000.

The accompanying notes are an integral part of the Financial Statements.

35

Harbor Target Retirement 2035 Fund

MANAGERS’ COMMENTARY (Unaudited)

ADVISER

Harbor Capital

Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606

PORTFOLIO MANAGERS

Brian L. Collins, CFA

Since 2009

Paul C. Herbert, CFA

Since 2009

Linda M. Molenda

Since 2009

David G. Van Hooser

Since 2009

Harbor Capital has

managed the Fund since its inception in 2009.

INVESTMENT GOAL

Capital appreciation and current income consistent with the Fund’s current asset allocation

MARKET REVIEW

U.S. equities finished higher while international stocks lost ground in fiscal 2011. The U.S. bond market produced positive returns and commodity prices ended the fiscal year modestly higher. Stock prices rose in the fiscal first half but those gains were largely erased over the following five months, May through September, amid signs of a weakening global macroeconomic environment. Stocks rallied in October on hopes of a favorable resolution of the debt crisis in Europe.

The Russell 3000® Index, a broad measure of the U.S. stock market, returned 7.90%. Large cap stocks had the best returns, followed by mid caps and then small caps. U.S. growth stocks outpaced their value counterparts in all capitalization ranges.

Stocks in developed overseas markets declined by 4.08%, as measured by the MSCI EAFE (ND) Index. (All international and global returns are in U.S. dollars.) Stocks in 7 of the 10 economic sectors in the index recorded negative returns. The Financials sector, the largest segment of the index at almost 25%, was the biggest detractor, while the Consumer Staples, Energy, and Health Care components had positive returns.

Commodity prices retreated in the fiscal second half amid worries about anemic global growth but managed to finish in positive territory. Commodities returned 1.58%, as measured by the Dow Jones-UBS Commodity Index Total ReturnSM.

The U.S. taxable bond market recorded a return of 5.00%, as measured by the Barclays Capital U.S. Aggregate Bond Index. The BofA Merrill Lynch U.S. High Yield Index returned 4.81%. Yields of money market instruments remained at unusually low levels, as the Federal Reserve maintained near-zero monetary policy rates.

PERFORMANCE

The Harbor Target Retirement 2035 Fund returned 2.58% (Institutional Class) and 2.65% (Administrative Class and Investor Class) for the year ended October 31, 2011.

Harbor’s domestic equity funds made the largest overall contribution to the Harbor Target Retirement 2035 Fund’s net returns for the fiscal year. The Harbor Capital Appreciation Fund, with a return of 10.63%, and the Harbor Small Cap Value Fund, which returned 10.17%, were the best-performing funds in the portfolio. (All underlying fund returns cited are for the fund’s Institutional Class shares.) Each outpaced its respective benchmark(s). The Harbor Commodity Real Return Strategy Fund also made a positive contribution to net returns. The Fund returned 5.56% and outperformed its benchmark.

With a return of 6.38%, the Harbor Real Return Fund was the best performer within the fixed income segment of the portfolio. It was followed by the Harbor High-Yield Bond Fund, which returned 4.49%. The Harbor Bond Fund, the largest component of the overall portfolio, was up 0.63%. Harbor Bond trailed the Barclays Capital U.S. Aggregate Bond Index for the 1-year period but continued to outperform the benchmark for the latest 5-year and 10-year periods.

36

Harbor Target Retirement 2035 Fund

MANAGERS’ COMMENTARY—Continued

Harbor’s global and international funds ended the fiscal year lower and were the biggest detractors from portfolio performance. The Harbor International Fund, the largest equity component of the portfolio, had a return of -3.57%, although it outperformed its MSCI EAFE (ND) Index benchmark.

The Harbor Small Company Value Fund, a component of the portfolios of the Harbor Target Retirement Funds in fiscal 2011, is being liquidated effective December 29, 2011. Accordingly, portfolio assets previously invested in the Harbor Small Company Value Fund have been allocated instead to the Harbor Small Cap Value Fund.

This report contains the current opinions of Harbor Capital Advisors, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

The Fund invests in a variety of underlying Harbor funds that are subject to risks associated with their particular investment strategies. By investing in several underlying funds, the Fund has partial exposure to the risks of many different areas of the market. An investment in the Fund is not guaranteed. An investor may experience losses, including losses near, at, or after the target year. There is no guarantee that the Fund will provide adequate income at or after the target year. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

37

Harbor Target Retirement 2035 Fund

FUND SUMMARY—October 31, 2011 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2606

Cusip	411512106

Ticker	HARUX

Inception Date	01/02/2009

Net Expense Ratio	0.74%[a]

Total Net Assets (000s)	$2,235

ADMINISTRATIVE CLASS

Fund #	2706

Cusip	411512304

Ticker	HARVX

Inception Date	01/02/2009

Net Expense Ratio	0.74%[a]

Total Net Assets (000s)	$14

INVESTOR CLASS

Fund #	2806

Cusip	411512205

Ticker	HARWX

Inception Date	01/02/2009

Net Expense Ratio	0.74%[a]

Total Net Assets (000s)	$14

a	The Adviser has contractually agreed to limit the Fund’s operating expense to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.

ASSET ALLOCATION (% of Investments)

Equity & Commodity

Harbor International Fund	15.8%

Harbor Large Cap Value Fund	9.9%

Harbor International Growth Fund	6.8%

Harbor Capital Appreciation Fund	6.6%

Harbor Mid Cap Value Fund	6.4%

Harbor Commodity Real Return Strategy Fund	4.5%

Harbor Mid Cap Growth Fund	4.3%

Harbor Global Growth Fund	3.5%

Harbor Global Value Fund	3.4%

Harbor Small Cap Growth Fund	3.4%

Harbor Small Cap Value Fund	2.5%

Harbor Small Company Value Fund	2.5%

Fixed Income

Harbor Bond Fund	18.6%

Harbor High-Yield Bond Fund	9.9%

Harbor Real Return Fund	1.9%

38

Harbor Target Retirement 2035 Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 01/02/2009 through 10/31/2011

The graph compares a $50,000 investment in the Fund with the performance of broad based indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2011
Harbor Target Retirement 2035 Fund
Institutional Class	2.58%	N/A	13.47%	01/02/2009	$71,504
Comparative Indices
Russell 3000®	7.90%	N/A	15.62%	—	$75,390
MSCI EAFE (ND)	-4.08%	N/A	10.41%	—	$66,183
Barclays Capital U.S. Aggregate Bond	5.00%	N/A	6.81%	—	$60,246

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 01/02/2009 through 10/31/2011

The graph compares a $10,000 investment in the Fund with the performance of broad based indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2011
Harbor Target Retirement 2035 Fund
Administrative Class	2.65%	N/A	13.47%	01/02/2009	$14,301
Investor Class	2.65%	N/A	13.47%	01/02/2009	$14,301
Comparative Indices
Russell 3000®	7.90%	N/A	15.62%	—	$15,078
MSCI EAFE (ND)	-4.08%	N/A	10.41%	—	$13,237
Barclays Capital U.S. Aggregate Bond	5.00%	N/A	6.81%	—	$12,049

As stated in the Fund’s current prospectus, the expense ratios were 0.74% (Institutional Class), 0.99% (Administrative Class) and 1.11% (Investor Class). The Adviser has contractually agreed to limit the Fund’s operating expense to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower. Voluntary waivers and reimbursements may be discontinued at any time without notice.

a	Annualized.

39

Harbor Target Retirement 2035 Fund†

PORTFOLIO OF INVESTMENTS—October 31, 2011

HARBOR EQUITY FUNDS—65.1%

Shares		Value (000s)

HARBOR DOMESTIC EQUITY FUNDS—35.6%
3,895	Harbor Capital Appreciation Fund	$149
11,447	Harbor Mid Cap Growth Fund	97
6,413	Harbor Small Cap Growth Fund	77
29,929	Harbor Large Cap Value Fund	223
12,912	Harbor Mid Cap Value Fund	145
2,947	Harbor Small Cap Value Fund	58
7,728	Harbor Small Company Value Fund	58

		807

HARBOR INTERNATIONAL EQUITY FUNDS—29.5%
6,347	Harbor International Fund	357
13,844	Harbor International Growth Fund	154
12,708	Harbor Global Value Fund	78
4,993	Harbor Global Growth Fund	79

		668

TOTAL HARBOR EQUITY FUNDS (Cost $1,476)		1,475

HARBOR STRATEGIC MARKETS FUNDS—4.5%
(Cost $102)
Shares		Value (000s)

13,220	Harbor Commodity Real Return Strategy Fund	$101

HARBOR FIXED INCOME FUNDS—30.4%
20,516	Harbor High-Yield Bond Fund	223
34,432	Harbor Bond Fund	420
3,905	Harbor Real Return Fund	44

TOTAL HARBOR FIXED INCOME FUNDS (Cost $691)		687

TOTAL INVESTMENTS—100.0% (Cost $2,269)		2,263

CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—	[a]

TOTAL NET ASSETS—100.0%		$2,263

FAIR VALUE MEASUREMENTS

All holdings at October 31, 2011 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2010 or October 31, 2011, and no significant transfers between levels during the year.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2035 Fund is investing in Institutional shares of affiliated Harbor Funds.

a	Rounds to less than $1,000.

The accompanying notes are an integral part of the Financial Statements.

40

Harbor Target Retirement 2040 Fund

MANAGERS’ COMMENTARY (Unaudited)

ADVISER

Harbor Capital

Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606

PORTFOLIO MANAGERS

Brian L. Collins, CFA

Since 2009

Paul C. Herbert, CFA

Since 2009

Linda M. Molenda

Since 2009

David G. Van Hooser

Since 2009

Harbor Capital has

managed the Fund since its inception in 2009.

INVESTMENT GOAL

Capital appreciation and current income consistent with the Fund’s current asset allocation

MARKET REVIEW

U.S. equities finished higher while international stocks lost ground in fiscal 2011. The U.S. bond market produced positive returns and commodity prices ended the fiscal year modestly higher. Stock prices rose in the fiscal first half but those gains were largely erased over the following five months, May through September, amid signs of a weakening global macroeconomic environment. Stocks rallied in October on hopes of a favorable resolution of the debt crisis in Europe.

The Russell 3000® Index, a broad measure of the U.S. stock market, returned 7.90%. Large cap stocks had the best returns, followed by mid caps and then small caps. U.S. growth stocks outpaced their value counterparts in all capitalization ranges.

Stocks in developed overseas markets declined by 4.08%, as measured by the MSCI EAFE (ND) Index. (All international and global returns are in U.S. dollars.) Stocks in 7 of the 10 economic sectors in the index recorded negative returns. The Financials sector, the largest segment of the index at almost 25%, was the biggest detractor, while the Consumer Staples, Energy, and Health Care components had positive returns.

Commodity prices retreated in the fiscal second half amid worries about anemic global growth but managed to finish in positive territory. Commodities returned 1.58%, as measured by the Dow Jones-UBS Commodity Index Total ReturnSM.

The U.S. taxable bond market recorded a return of 5.00%, as measured by the Barclays Capital U.S. Aggregate Bond Index. The BofA Merrill Lynch U.S. High Yield Index returned 4.81%. Yields of money market instruments remained at unusually low levels, as the Federal Reserve maintained near-zero monetary policy rates.

PERFORMANCE

The Harbor Target Retirement 2040 Fund returned 2.16% (Institutional Class, Administrative Class, and Investor Class) for the year ended October 31, 2011.

Harbor’s domestic equity funds made the largest overall contribution to the Harbor Target Retirement 2040 Fund’s net returns for the fiscal year. The Harbor Capital Appreciation Fund, with a return of 10.63%, and the Harbor Small Cap Value Fund, which returned 10.17%, were the best-performing funds in the portfolio. (All underlying fund returns cited are for the fund’s Institutional Class shares.) Each outpaced its respective benchmark(s). The Harbor Commodity Real Return Strategy Fund also made a positive contribution to net returns. The Fund returned 5.56% and outperformed its benchmark.

With a return of 6.38%, the Harbor Real Return Fund was the best performer within the fixed income segment of the portfolio. It was followed by the Harbor High-Yield Bond Fund, which returned 4.49%. The Harbor Bond Fund, the largest fixed income component of the portfolio, was up 0.63%. Harbor Bond trailed the Barclays Capital U.S. Aggregate Bond Index for the 1-year period but continued to outperform the benchmark for the latest 5-year and 10-year periods.

41

Harbor Target Retirement 2040 Fund

MANAGERS’ COMMENTARY—Continued

Harbor’s global and international funds ended the fiscal year lower and were the biggest detractors from portfolio performance. The Harbor International Fund, the largest component of the overall portfolio, had a return of -3.57%, although it outperformed its MSCI EAFE (ND) Index benchmark.

The Harbor Small Company Value Fund, a component of the portfolios of the Harbor Target Retirement Funds in fiscal 2011, is being liquidated effective December 29, 2011. Accordingly, portfolio assets previously invested in the Harbor Small Company Value Fund have been allocated instead to the Harbor Small Cap Value Fund.

This report contains the current opinions of Harbor Capital Advisors, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

The Fund invests in a variety of underlying Harbor funds that are subject to risks associated with their particular investment strategies. By investing in several underlying funds, the Fund has partial exposure to the risks of many different areas of the market. An investment in the Fund is not guaranteed. An investor may experience losses, including losses near, at, or after the target year. There is no guarantee that the Fund will provide adequate income at or after the target year. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

42

Harbor Target Retirement 2040 Fund

FUND SUMMARY—October 31, 2011 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2607

Cusip	411512403

Ticker	HARYX

Inception Date	01/02/2009

Net Expense Ratio	0.76%[a]

Total Net Assets (000s)	$14,927

ADMINISTRATIVE CLASS

Fund #	2707

Cusip	411512601

Ticker	HARZX

Inception Date	01/02/2009

Net Expense Ratio	0.76%[a]

Total Net Assets (000s)	$14

INVESTOR CLASS

Fund #	2807

Cusip	411512502

Ticker	HABBX

Inception Date	01/02/2009

Net Expense Ratio	0.76%[a]

Total Net Assets (000s)	$14

a	The Adviser has contractually agreed to limit the Fund’s operating expense to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.

ASSET ALLOCATION (% of Investments)

Equity & Commodity

Harbor International Fund	18.3%

Harbor Large Cap Value Fund	11.4%

Harbor International Growth Fund	7.9%

Harbor Capital Appreciation Fund	7.6%

Harbor Mid Cap Value Fund	7.4%

Harbor Mid Cap Growth Fund	4.9%

Harbor Commodity Real Return Strategy Fund	4.1%

Harbor Global Growth Fund	4.1%

Harbor Global Value Fund	4.0%

Harbor Small Cap Growth Fund	4.0%

Harbor Small Cap Value Fund	3.0%

Harbor Small Company Value Fund	3.0%

Fixed Income

Harbor Bond Fund	12.2%

Harbor High-Yield Bond Fund	7.6%

Harbor Real Return Fund	0.5%

43

Harbor Target Retirement 2040 Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 01/02/2009 through 10/31/2011

The graph compares a $50,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2011
Harbor Target Retirement 2040 Fund
Institutional Class	2.16%	N/A	13.47%	01/02/2009	$71,501
Comparative Indices
Russell 3000®	7.90%	N/A	15.62%	—	$75,390
MSCI EAFE (ND)	-4.08%	N/A	10.41%	—	$66,183
Barclays Capital U.S. Aggregate Bond	5.00%	N/A	6.81%	—	$60,246

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 01/02/2009 through 10/31/2011

The graph compares a $10,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2011
Harbor Target Retirement 2040 Fund
Administrative Class	2.16%	N/A	13.50%	01/02/2009	$14,310
Investor Class	2.16%	N/A	13.50%	01/02/2009	$14,310
Comparative Indices
Russell 3000®	7.90%	N/A	15.62%	—	$15,078
MSCI EAFE (ND)	-4.08%	N/A	10.41%	—	$13,237
Barclays Capital U.S. Aggregate Bond	5.00%	N/A	6.81%	—	$12,049

As stated in the Fund’s current prospectus, the expense ratios were 0.76% (Institutional Class), 1.01% (Administrative Class) and 1.13% (Investor Class). The Adviser has contractually agreed to limit the Fund’s operating expense to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower. Voluntary waivers and reimbursements may be discontinued at any time without notice.

a	Annualized.

44

Harbor Target Retirement 2040 Fund†

PORTFOLIO OF INVESTMENTS—October 31, 2011

HARBOR EQUITY FUNDS—75.6%

Shares		Value (000s)

HARBOR DOMESTIC EQUITY FUNDS—41.3%
29,825	Harbor Capital Appreciation Fund	$1,144
87,702	Harbor Mid Cap Growth Fund	742
49,134	Harbor Small Cap Growth Fund	593
229,604	Harbor Large Cap Value Fund	1,708
99,082	Harbor Mid Cap Value Fund	1,109
22,625	Harbor Small Cap Value Fund	443
59,135	Harbor Small Company Value Fund	442

		6,181

HARBOR INTERNATIONAL EQUITY FUNDS—34.3%
48,628	Harbor International Fund	2,732
106,238	Harbor International Growth Fund	1,179
97,306	Harbor Global Value Fund	599
38,330	Harbor Global Growth Fund	609

		5,119

TOTAL HARBOR EQUITY FUNDS (Cost $9,867)		11,300

HARBOR STRATEGIC MARKETS FUNDS—4.1%
(Cost $588)
Shares		Value (000s)

79,176	Harbor Commodity Real Return Strategy Fund	$607

HARBOR FIXED INCOME FUNDS—20.3%
104,619	Harbor High-Yield Bond Fund	1,136
150,142	Harbor Bond Fund	1,832
6,991	Harbor Real Return Fund	80

TOTAL HARBOR FIXED INCOME FUNDS (Cost $3,056)		3,048

TOTAL INVESTMENTS—100.0% (Cost $13,511)		14,955

CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—	[a]

TOTAL NET ASSETS—100.0%		$14,955

FAIR VALUE MEASUREMENTS

All holdings at October 31, 2011 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2010 or October 31, 2011, and no significant transfers between levels during the year.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2040 Fund is investing in Institutional shares of affiliated Harbor Funds.

a	Rounds to less than $1,000.

The accompanying notes are an integral part of the Financial Statements.

45

Harbor Target Retirement 2045 Fund

MANAGERS’ COMMENTARY (Unaudited)

ADVISER

Harbor Capital

Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606

PORTFOLIO MANAGERS

Brian L. Collins, CFA

Since 2009

Paul C. Herbert, CFA

Since 2009

Linda M. Molenda

Since 2009

David G. Van Hooser

Since 2009

Harbor Capital has

managed the Fund since its inception in 2009.

INVESTMENT GOAL

Capital appreciation and current income consistent with the Fund’s current asset allocation

MARKET REVIEW

U.S. equities finished higher while international stocks lost ground in fiscal 2011. The U.S. bond market produced positive returns and commodity prices ended the fiscal year modestly higher. Stock prices rose in the fiscal first half but those gains were largely erased over the following five months, May through September, amid signs of a weakening global macroeconomic environment. Stocks rallied in October on hopes of a favorable resolution of the debt crisis in Europe.

The Russell 3000® Index, a broad measure of the U.S. stock market, returned 7.90%. Large cap stocks had the best returns, followed by mid caps and then small caps. U.S. growth stocks outpaced their value counterparts in all capitalization ranges.

Stocks in developed overseas markets declined by 4.08%, as measured by the MSCI EAFE (ND) Index. (All international and global returns are in U.S. dollars.) Stocks in 7 of the 10 economic sectors in the index recorded negative returns. The Financials sector, the largest segment of the index at almost 25%, was the biggest detractor, while the Consumer Staples, Energy, and Health Care components had positive returns.

Commodity prices retreated in the fiscal second half amid worries about anemic global growth but managed to finish in positive territory. Commodities returned 1.58%, as measured by the Dow Jones-UBS Commodity Index Total ReturnSM.

The U.S. taxable bond market recorded a return of 5.00%, as measured by the Barclays Capital U.S. Aggregate Bond Index. The BofA Merrill Lynch U.S. High Yield Index returned 4.81%. Yields of money market instruments remained at unusually low levels, as the Federal Reserve maintained near-zero monetary policy rates.

PERFORMANCE

The Harbor Target Retirement 2045 Fund returned 1.97% (Institutional Class, Administrative Class, and Investor Class) for the year ended October 31, 2011.

Harbor’s domestic equity funds made the largest overall contribution to the Harbor Target Retirement 2045 Fund’s net returns for the fiscal year. The Harbor Capital Appreciation Fund, with a return of 10.63%, and the Harbor Small Cap Value Fund, which returned 10.17%, were the best-performing funds in the portfolio. (All underlying fund returns cited are for the fund’s Institutional Class shares.) Each outpaced its respective benchmark(s). The Harbor Commodity Real Return Strategy Fund also made a positive contribution to net returns. The Fund returned 5.56% and outperformed its benchmark.

With a return of 4.49%, the Harbor High-Yield Bond Fund was the best performer within the fixed income segment of the portfolio. The Harbor Bond Fund, the largest fixed income component of the portfolio, was up 0.63%. Harbor Bond trailed the Barclays Capital U.S. Aggregate Bond Index for the 1-year period but continued to outperform the benchmark for the latest 5-year and 10-year periods.

46

Harbor Target Retirement 2045 Fund

MANAGERS’ COMMENTARY—Continued

Harbor’s global and international funds ended the fiscal year lower and were the biggest detractors from portfolio performance. The Harbor International Fund, the largest component of the overall portfolio, had a return of -3.57%, although it outperformed its MSCI EAFE (ND) Index benchmark.

The Harbor Small Company Value Fund, a component of the portfolios of the Harbor Target Retirement Funds in fiscal 2011, is being liquidated effective December 29, 2011. Accordingly, portfolio assets previously invested in the Harbor Small Company Value Fund have been allocated instead to the Harbor Small Cap Value Fund.

This report contains the current opinions of Harbor Capital Advisors, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

The Fund invests in a variety of underlying Harbor funds that are subject to risks associated with their particular investment strategies. By investing in several underlying funds, the Fund has partial exposure to the risks of many different areas of the market. An investment in the Fund is not guaranteed. An investor may experience losses, including losses near, at, or after the target year. There is no guarantee that the Fund will provide adequate income at or after the target year. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

47

Harbor Target Retirement 2045 Fund

FUND SUMMARY—October 31, 2011 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2608

Cusip	411511181

Ticker	HACCX

Inception Date	01/02/2009

Net Expense Ratio	0.78%[a]

Total Net Assets (000s)	$1,209

ADMINISTRATIVE CLASS

Fund #	2708

Cusip	411511173

Ticker	HADDX

Inception Date	01/02/2009

Net Expense Ratio	0.78%[a]

Total Net Assets (000s)	$14

INVESTOR CLASS

Fund #	2808

Cusip	411511165

Ticker	HAEEX

Inception Date	01/02/2009

Net Expense Ratio	0.78%[a]

Total Net Assets (000s)	$14

a	The Adviser has contractually agreed to limit the Fund’s operating expense to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.

ASSET ALLOCATION (% of Investments)

Equity & Commodity

Harbor International Fund	21.0%

Harbor Large Cap Value Fund	12.8%

Harbor International Growth Fund	9.0%

Harbor Capital Appreciation Fund	8.6%

Harbor Mid Cap Value Fund	8.4%

Harbor Mid Cap Growth Fund	5.6%

Harbor Global Growth Fund	4.6%

Harbor Global Value Fund	4.6%

Harbor Small Cap Growth Fund	4.5%

Harbor Commodity Real Return Strategy Fund	3.5%

Harbor Small Company Value Fund	3.4%

Harbor Small Cap Value Fund	3.3%

Fixed Income

Harbor Bond Fund	6.4%

Harbor High-Yield Bond Fund	4.3%

48

Harbor Target Retirement 2045 Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 01/02/2009 through 10/31/2011

The graph compares a $50,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2011
Harbor Target Retirement 2045 Fund
Institutional Class	1.97%	N/A	13.34%	01/02/2009	$71,275
Comparative Indices
Russell 3000®	7.90%	N/A	15.62%	—	$75,390
MSCI EAFE (ND)	-4.08%	N/A	10.41%	—	$66,183
Barclays Capital U.S. Aggregate Bond	5.00%	N/A	6.81%	—	$60,246

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 01/02/2009 through 10/31/2011

The graph compares a $10,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2011
Harbor Target Retirement 2045 Fund
Administrative Class	1.97%	N/A	13.34%	01/02/2009	$14,255
Investor Class	1.97%	N/A	13.34%	01/02/2009	$14,255
Comparative Indices
Russell 3000®	7.90%	N/A	15.62%	—	$15,078
MSCI EAFE (ND)	-4.08%	N/A	10.41%	—	$13,237
Barclays Capital U.S. Aggregate Bond	5.00%	N/A	6.81%	—	$12,049

As stated in the Fund’s current prospectus, the expense ratios were 0.78% (Institutional Class), 1.03% (Administrative Class) and 1.15% (Investor Class). The Adviser has contractually agreed to limit the Fund’s operating expense to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower. Voluntary waivers and reimbursements may be discontinued at any time without notice.

a	Annualized.

49

Harbor Target Retirement 2045 Fund†

PORTFOLIO OF INVESTMENTS—October 31, 2011

HARBOR EQUITY FUNDS—85.8%

Shares		Value (000s)

HARBOR DOMESTIC EQUITY FUNDS—46.6%
2,766	Harbor Capital Appreciation Fund	$106
8,148	Harbor Mid Cap Growth Fund	69
4,655	Harbor Small Cap Growth Fund	56
21,363	Harbor Large Cap Value Fund	159
9,270	Harbor Mid Cap Value Fund	104
2,115	Harbor Small Cap Value Fund	41
5,593	Harbor Small Company Value Fund	42

		577

HARBOR INTERNATIONAL EQUITY FUNDS—39.2%
4,623	Harbor International Fund	260
10,043	Harbor International Growth Fund	111
9,198	Harbor Global Value Fund	57
3,578	Harbor Global Growth Fund	57

		485

TOTAL HARBOR EQUITY FUNDS (Cost $1,075)		1,062

HARBOR STRATEGIC MARKETS FUNDS—3.5%
(Cost $44)
Shares		Value (000s)

5,561	Harbor Commodity Real Return Strategy Fund	$43

HARBOR FIXED INCOME FUNDS—10.7%
4,864	Harbor High-Yield Bond Fund	53
6,494	Harbor Bond Fund	79

TOTAL HARBOR FIXED INCOME FUNDS (Cost $132)		132

TOTAL INVESTMENTS—100.0% (Cost $1,251)		1,237

CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—	[a]

TOTAL NET ASSETS—100.0%		$1,237

FAIR VALUE MEASUREMENTS

All holdings at October 31, 2011 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2010 or October 31, 2011, and no significant transfers between levels during the year.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2045 Fund is investing in Institutional shares of affiliated Harbor Funds.

a	Rounds to less than $1,000.

The accompanying notes are an integral part of the Financial Statements.

50

Harbor Target Retirement 2050 Fund

MANAGERS’ COMMENTARY (Unaudited)

ADVISER

Harbor Capital

Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606

PORTFOLIO MANAGERS

Brian L. Collins, CFA

Since 2009

Paul C. Herbert, CFA

Since 2009

Linda M. Molenda

Since 2009

David G. Van Hooser

Since 2009

Harbor Capital has

managed the Fund since its inception in 2009.

INVESTMENT GOAL

Capital appreciation and current income consistent with the Fund’s current asset allocation

MARKET REVIEW

U.S. equities finished higher while international stocks lost ground in fiscal 2011. The U.S. bond market produced positive returns and commodity prices ended the fiscal year modestly higher. Stock prices rose in the fiscal first half but those gains were largely erased over the following five months, May through September, amid signs of a weakening global macroeconomic environment. Stocks rallied in October on hopes of a favorable resolution of the debt crisis in Europe.

The Russell 3000® Index, a broad measure of the U.S. stock market, returned 7.90%. Large cap stocks had the best returns, followed by mid caps and then small caps. U.S. growth stocks outpaced their value counterparts in all capitalization ranges.

Stocks in developed overseas markets declined by 4.08%, as measured by the MSCI EAFE (ND) Index. (All international and global returns are in U.S. dollars.) Stocks in 7 of the 10 economic sectors in the index recorded negative returns. The Financials sector, the largest segment of the index at almost 25%, was the biggest detractor, while the Consumer Staples, Energy, and Health Care components had positive returns.

Commodity prices retreated in the fiscal second half amid worries about anemic global growth but managed to finish in positive territory. Commodities returned 1.58%, as measured by the Dow Jones-UBS Commodity Index Total ReturnSM.

The U.S. taxable bond market recorded a return of 5.00%, as measured by the Barclays Capital U.S. Aggregate Bond Index. The BofA Merrill Lynch U.S. High Yield Index returned 4.81%. Yields of money market instruments remained at unusually low levels, as the Federal Reserve maintained near-zero monetary policy rates.

PERFORMANCE

The Harbor Target Retirement 2050 Fund returned 1.64% (Institutional Class, Administrative Class, and Investor Class) for the year ended October 31, 2011.

Harbor’s domestic equity funds made the largest overall contribution to the Harbor Target Retirement 2050 Fund’s net returns for the fiscal year. The Harbor Capital Appreciation Fund, with a return of 10.63%, and the Harbor Small Cap Value Fund, which returned 10.17%, were the best-performing funds in the portfolio. (All underlying fund returns cited are for the fund’s Institutional Class shares.) Each outpaced its respective benchmark(s). The Harbor Commodity Real Return Strategy Fund also made a positive contribution to net returns. The Fund returned 5.56% and outperformed its benchmark.

With a return of 4.49%, the Harbor High-Yield Bond Fund was the best performer within the fixed income segment of the portfolio. The Harbor Bond Fund, the largest fixed income component of the portfolio, was up 0.63%. Harbor Bond trailed the Barclays Capital U.S. Aggregate Bond Index for the 1-year period but continued to outperform the benchmark for the latest 5-year and 10-year periods.

51

Harbor Target Retirement 2050 Fund

MANAGERS’ COMMENTARY—Continued

Harbor’s global and international funds ended the fiscal year lower and were the biggest detractors from portfolio performance. The Harbor International Fund, the largest equity component of the overall portfolio, had a return of -3.57%, although it outperformed its MSCI EAFE (ND) Index benchmark.

The Harbor Small Company Value Fund, a component of the portfolios of the Harbor Target Retirement Funds in fiscal 2011, is being liquidated effective December 29, 2011. Accordingly, portfolio assets previously invested in the Harbor Small Company Value Fund have been allocated instead to the Harbor Small Cap Value Fund.

This report contains the current opinions of Harbor Capital Advisors, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

The Fund invests in a variety of underlying Harbor funds that are subject to risks associated with their particular investment strategies. By investing in several underlying funds, the Fund has partial exposure to the risks of many different areas of the market. An investment in the Fund is not guaranteed. An investor may experience losses, including losses near, at, or after the target year. There is no guarantee that the Fund will provide adequate income at or after the target year. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

52

Harbor Target Retirement 2050 Fund

FUND SUMMARY—October 31, 2011 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2609

Cusip	411511157

Ticker	HAFFX

Inception Date	01/02/2009

Net Expense Ratio	0.79%[a]

Total Net Assets (000s)	$14,620

ADMINISTRATIVE CLASS

Fund #	2709

Cusip	411511140

Ticker	HAGGX

Inception Date	01/02/2009

Net Expense Ratio	0.79%[a]

Total Net Assets (000s)	$14

INVESTOR CLASS

Fund #	2809

Cusip	411511132

Ticker	HAHHX

Inception Date	01/02/2009

Net Expense Ratio	0.79%[a]

Total Net Assets (000s)	$14

ASSET ALLOCATION (% of Investments)

Equity & Commodity

Harbor International Fund	21.7%

Harbor Large Cap Value Fund	13.5%

Harbor International Growth Fund	9.3%

Harbor Capital Appreciation Fund	9.1%

Harbor Mid Cap Value Fund	8.8%

Harbor Mid Cap Growth Fund	5.9%

Harbor Global Growth Fund	4.8%

Harbor Global Value Fund	4.8%

Harbor Small Cap Growth Fund	4.7%

Harbor Small Cap Value Fund	3.5%

Harbor Small Company Value Fund	3.5%

Harbor Commodity Real Return Strategy Fund	3.1%

Fixed Income

Harbor Bond Fund	4.4%

Harbor High-Yield Bond Fund	2.9%

a	The Adviser has contractually agreed to limit the Fund’s operating expense to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.

53

Harbor Target Retirement 2050 Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 01/02/2009 through 10/31/2011

The graph compares a $50,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2011
Harbor Target Retirement 2050 Fund
Institutional Class	1.64%	N/A	13.19%	01/02/2009	$70,991
Comparative Indices
Russell 3000®	7.90%	N/A	15.62%	—	$75,390
MSCI EAFE (ND)	-4.08%	N/A	10.41%	—	$66,183
Barclays Capital U.S. Aggregate Bond	5.00%	N/A	6.81%	—	$60,246

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 01/02/2009 through 10/31/2011

The graph compares a $10,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2011
Harbor Target Retirement 2050 Fund
Administrative Class	1.64%	N/A	13.19%	01/02/2009	$14,198
Investor Class	1.64%	N/A	13.19%	01/02/2009	$14,198
Comparative Indices
Russell 3000®	7.90%	N/A	15.62%	—	$15,078
MSCI EAFE (ND)	-4.08%	N/A	10.41%	—	$13,237
Barclays Capital U.S. Aggregate Bond	5.00%	N/A	6.81%	—	$12,049

As stated in the Fund’s current prospectus, the expense ratios were 0.78% (Institutional Class), 1.03% (Administrative Class) and 1.15% (Investor Class). The Adviser has contractually agreed to limit the Fund’s operating expense to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower. Voluntary waivers and reimbursements may be discontinued at any time without notice.

a	Annualized.

54

Harbor Target Retirement 2050 Fund†

PORTFOLIO OF INVESTMENTS—October 31, 2011

HARBOR EQUITY FUNDS—89.6%

Shares		Value (000s)

HARBOR DOMESTIC EQUITY FUNDS—49.0%
34,790	Harbor Capital Appreciation Fund	$1,334
102,234	Harbor Mid Cap Growth Fund	865
57,224	Harbor Small Cap Growth Fund	691
266,696	Harbor Large Cap Value Fund	1,984
115,043	Harbor Mid Cap Value Fund	1,287
26,257	Harbor Small Cap Value Fund	514
68,630	Harbor Small Company Value Fund	513

		7,188

HARBOR INTERNATIONAL EQUITY FUNDS—40.6%
56,448	Harbor International Fund	3,172
123,347	Harbor International Growth Fund	1,369
112,921	Harbor Global Value Fund	696
44,476	Harbor Global Growth Fund	706

		5,943

TOTAL HARBOR EQUITY FUNDS (Cost $11,057)		13,131

HARBOR STRATEGIC MARKETS FUNDS—3.1%
(Cost $445)
Shares		Value (000s)

59,056	Harbor Commodity Real Return Strategy Fund	$453

HARBOR FIXED INCOME FUNDS—7.3%
38,965	Harbor High-Yield Bond Fund	423
52,524	Harbor Bond Fund	641

TOTAL HARBOR FIXED INCOME FUNDS (Cost $1,071)		1,064

TOTAL INVESTMENTS—100.0% (Cost $12,573)		14,648

CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—	[a]

TOTAL NET ASSETS—100.0%		$14,648

FAIR VALUE MEASUREMENTS

All holdings at October 31, 2011 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2010 or October 31, 2011, and no significant transfers between levels during the year.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2050 Fund is investing in Institutional shares of affiliated Harbor Funds.

a	Rounds to less than $1,000.

The accompanying notes are an integral part of the Financial Statements.

55

Harbor Target Retirement Funds

STATEMENT OF ASSETS AND LIABILITIES—October 31, 2011

(All amounts in thousands, except per share amounts)

	Harbor Target Retirement Income Fund	Harbor Target Retirement 2010 Fund	Harbor Target Retirement 2015 Fund	Harbor Target Retirement 2020 Fund	Harbor Target Retirement 2025 Fund	Harbor Target Retirement 2030 Fund	Harbor Target Retirement 2035 Fund	Harbor Target Retirement 2040 Fund	Harbor Target Retirement 2045 Fund	Harbor Target Retirement 2050 Fund
ASSETS
Investments, at identified cost	$15,745	$3,722	$10,730	$25,333	$5,718	$21,685	$2,269	$13,511	$1,251	$12,573
Investments in affiliated funds, at value	$15,946	$3,692	$10,604	$25,674	$5,711	$22,506	$2,263	$14,955	$1,237	$14,648
Receivables for:
Investments in affiliated funds sold	125	—	1	—	1	1	—	76	—	—
Capital shares sold	—	—	—	1	—	4	2	1	4	2
Total Assets	16,071	3,692	10,605	25,675	5,712	22,511	2,265	15,032	1,241	14,650
LIABILITIES
Payables for:
Investments in affiliated funds purchased	—	—	—	—	—	—	2	—	4	1
Capital shares reacquired	125	—	1	1	1	5	—	77	—	1
Total Liabilities	125	—	1	1	1	5	2	77	4	2
NET ASSETS	$15,946	$3,692	$10,604	$25,674	$5,711	$22,506	$2,263	$14,955	$1,237	$14,648
Net Assets Consist of:
Paid-in capital	$14,642	$3,614	$10,177	$22,583	$5,405	$18,218	$2,107	$10,470	$1,125	$9,879
Undistributed/(accumulated) net investment income/ (loss)	22	43	142	348	64	249	17	105	5	50
Accumulated net realized gain/(loss)	1,081	65	411	2,402	249	3,217	145	2,935	121	2,644
Unrealized appreciation/(depreciation) of investments	201	(30)	(126)	341	(7)	822	(6)	1,445	(14)	2,075
	$15,946	$3,692	$10,604	$25,674	$5,711	$22,506	$2,263	$14,955	$1,237	$14,648
NET ASSETS VALUE PER SHARE BY CLASS
Institutional Class
Net assets	$15,920	$3,666	$10,576	$25,646	$5,683	$22,478	$2,235	$14,927	$1,209	$14,620
Shares of beneficial interest[2]	1,571	335	922	2,349	455	2,123	172	1,375	94	1,244
Net asset value per share[1]	$10.14	$10.94	$11.47	$10.92	$12.50	$10.59	$12.99	$10.85	$12.85	$11.75
Administrative Class
Net assets	$13	$13	$14	$14	$14	$14	$14	$14	$14	$14
Shares of beneficial interest[2]	1	1	1	1	1	1	1	1	1	1
Net asset value per share[1]	$10.13	$10.94	$11.47	$10.91	$12.50	$10.58	$12.99	$10.86	$12.85	$11.75
Investor Class
Net assets	$13	$13	$14	$14	$14	$14	$14	$14	$14	$14
Shares of beneficial interest[2]	1	1	1	1	1	1	1	1	1	1
Net asset value per share[1]	$10.13	$10.94	$11.47	$10.92	$12.50	$10.58	$12.99	$10.86	$12.85	$11.75

1	Per share amounts can be recalculated to the amounts disclosed herein when total net assets and shares of beneficial interest are not rounded to thousands.

2	Par value $0.01 (unlimited authorizations).

The accompanying notes are an integral part of the Financial Statements.

56

Harbor Target Retirement Funds

STATEMENT OF OPERATIONS—Year Ended October 31, 2011

(All amounts in thousands)

	Harbor Target Retirement Income Fund	Harbor Target Retirement 2010 Fund	Harbor Target Retirement 2015 Fund	Harbor Target Retirement 2020 Fund	Harbor Target Retirement 2025 Fund	Harbor Target Retirement 2030 Fund	Harbor Target Retirement 2035 Fund	Harbor Target Retirement 2040 Fund	Harbor Target Retirement 2045 Fund	Harbor Target Retirement 2050 Fund
Investment Income
Dividends from affiliated funds	$407	$70	$279	$717	$134	$639	$35	$320	$16	$236
Total Investment Income	407	70	279	717	134	639	35	320	16	236
Operating Expenses
12b-1 fees:
Administrative Class[a]	—	—	—	—	—	—	—	—	—	—
Investor Class[a]	—	—	—	—	—	—	—	—	—	—
Transfer agent fees:
Investor Class[a]	—	—	—	—	—	—	—	—	—	—
Total expenses[a]	—	—	—	—	—	—	—	—	—	—
Expenses waived[a]	—	—	—	—	—	—	—	—	—	—
Net Investment Income/(Loss)	407	70	279	717	134	639	35	320	16	236
Realized and Unrealized Gain/(Loss) on Investment Transactions
Net realized gain/(loss) on:
Sale of affiliated funds	928	49	325	2,198	217	3,065	139	2,873	120	2,602
Distributions received from affiliated funds	485	60	270	628	96	443	19	160	6	96
Change in net unrealized appreciation/(depreciation) on:
Affiliated funds	(1,444)	(131)	(616)	(2,878)	(342)	(3,393)	(186)	(3,037)	(138)	(2,612)
Net gain/(loss) on investment transactions	(31)	(22)	(21)	(52)	(29)	115	(28)	(4)	(12)	86
Net Increase/(Decrease) in Net Assets Resulting from Operations	$376	$48	$258	$665	$105	$754	$7	$316	$4	$322

a	Rounds to less than $1,000.

The accompanying notes are an integral part of the Financial Statements.

57

Harbor Target Retirement Funds

STATEMENT OF CHANGES IN NET ASSETS

(All amounts in thousands)

	Harbor Target Retirement Income Fund		Harbor Target Retirement 2010 Fund		Harbor Target Retirement 2015 Fund		Harbor Target Retirement 2020 Fund
	November 1, 2010 through October 31, 2011	November 1, 2009 through October 31, 2010	November 1, 2010 through October 31, 2011	November 1, 2009 through October 31, 2010	November 1, 2010 through October 31, 2011	November 1, 2009 through October 31, 2010	November 1, 2010 through October 31, 2011	November 1, 2009 through October 31, 2010
INCREASE/(DECREASE) IN NET ASSETS
Operations:
Net investment income/(loss)	$407	$370	$70	$39	$279	$138	$717	$546
Net realized gain/(loss) on sale of affiliated funds	928	1,281	49	179	325	507	2,198	2,183
Realized gain distributions received from affiliated funds	485	101	60	8	270	28	628	102
Net unrealized appreciation/(depreciation) on affiliated funds	(1,444)	23	(131)	(15)	(616)	92	(2,878)	154
Net increase/(decrease) in assets resulting from operations	376	1,775	48	211	258	765	665	2,985
Distributions to Shareholders
Net investment income:
Institutional Class	(734)	(448)	(88)	(39)	(387)	(142)	(1,050)	(615)
Administrative Class	(1)	—	—	—	—	—	(1)	—
Investor Class	(1)	—	—	—	—	—	(1)	—
Net realized gain on investments:
Institutional Class	(1,303)	(772)	(182)	(47)	(512)	(225)	(2,205)	(1,241)
Administrative Class	(1)	(1)	(1)	(1)	(1)	(1)	(1)	(1)
Investor Class	(1)	(1)	(1)	—	(1)	(1)	(1)	(1)
Total distributions to shareholders	(2,041)	(1,222)	(272)	(87)	(901)	(369)	(3,259)	(1,858)
Net Increase/(Decrease) Derived from Capital Share Transactions	1,490	(840)	2,226	141	4,576	1,486	4,313	3,505
Net increase/(decrease) in net assets	(175)	(287)	2,002	265	3,933	1,882	1,719	4,632
Net Assets
Beginning of period	16,121	16,408	1,690	1,425	6,671	4,789	23,955	19,323
End of period*	$15,946	$16,121	$3,692	$1,690	$10,604	$6,671	$25,674	$23,955
* Includes undistributed/(accumulated) net investment income/(loss) of :	$22	$18	$43	$20	$142	$67	$348	$259

The accompanying notes are an integral part of the Financial Statements.

58

Harbor Target Retirement 2025 Fund		Harbor Target Retirement 2030 Fund		Harbor Target Retirement 2035 Fund		Harbor Target Retirement 2040 Fund		Harbor Target Retirement 2045 Fund		Harbor Target Retirement 2050 Fund
November 1, 2010 through October 31, 2011	November 1, 2009 through October 31, 2010	November 1, 2010 through October 31, 2011	November 1, 2009 through October 31, 2010	November 1, 2010 through October 31, 2011	November 1, 2009 through October 31, 2010	November 1, 2010 through October 31, 2011	November 1, 2009 through October 31, 2010	November 1, 2010 through October 31, 2011	November 1, 2009 through October 31, 2010	November 1, 2010 through October 31, 2011	November 1, 2009 through October 31, 2010

$134	$61	$639	$621	$35	$17	$320	$274	$16	$9	$236	$209
217	162	3,065	3,487	139	50	2,873	1,465	120	53	2,602	1,604
96	9	443	91	19	1	160	26	6	—	96	11

(342)	154	(3,393)	(431)	(186)	76	(3,037)	679	(138)	42	(2,612)	531

105	386	754	3,768	7	144	316	2,444	4	104	322	2,355

(165)	(52)	(940)	(700)	(39)	(13)	(409)	(295)	(18)	(8)	(292)	(219)
—	(1)	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—	—

(164)	(28)	(3,503)	(2,073)	(48)	(5)	(1,468)	(1,872)	(50)	(5)	(1,604)	(746)
—	—	(2)	(1)	(1)	—	(1)	(2)	(1)	—	(2)	(1)
—	—	(2)	(1)	(1)	—	(1)	(2)	(1)	—	(1)	(1)
(329)	(81)	(4,447)	(2,775)	(89)	(18)	(1,879)	(2,171)	(70)	(13)	(1,899)	(967)

2,125	1,626	(222)	1,709	1,017	634	111	2,140	395	306	247	714
1,901	1,931	(3,915)	2,702	935	760	(1,452)	2,413	329	397	(1,330)	2,102

3,810	1,879	26,421	23,719	1,328	568	16,407	13,994	908	511	15,978	13,876
$5,711	$3,810	$22,506	$26,421	$2,263	$1,328	$14,955	$16,407	$1,237	$908	$14,648	$15,978

$64	$31	$249	$260	$17	$9	$105	$95	$5	$3	$50	$53

59

Harbor Target Retirement Funds

STATEMENT OF CHANGES IN NET ASSETS—CAPITAL STOCK ACTIVITY

(All amounts in thousands)

	Harbor Target Retirement Income Fund		Harbor Target Retirement 2010 Fund		Harbor Target Retirement 2015 Fund		Harbor Target Retirement 2020 Fund
	November 1, 2010 through October 31, 2011	November 1, 2009 through October 31, 2010	November 1, 2010 through October 31, 2011	November 1, 2009 through October 31, 2010	November 1, 2010 through October 31, 2011	November 1, 2009 through October 31, 2010	November 1, 2010 through October 31, 2011	November 1, 2009 through October 31, 2010
AMOUNT ($)
Institutional Class
Net proceeds from sale of shares	$2,819	$2,140	$2,801	$1,412	$6,852	$3,500	$7,244	$5,130
Reinvested distributions	2,037	1,220	270	86	899	367	3,255	1,856
Cost of shares reacquired	(3,370)	(4,202)	(847)	(1,359)	(3,177)	(2,383)	(6,190)	(3,483)
Net increase/(decrease) in net assets	$1,486	$(842)	$2,224	$139	$4,574	$1,484	$4,309	$3,503
Administrative Class
Net proceeds from sale of shares	$—	$—	$—	$—	$—	$—	$—	$—
Reinvested distributions	2	1	1	1	1	1	2	1
Net increase/(decrease) in net assets	$2	$1	$1	$1	$1	$1	$2	$1
Investor Class
Net proceeds from sale of shares	$—	$—	$—	$—	$—	$—	$—	$—
Reinvested distributions	2	1	1	1	1	1	2	1
Net increase/(decrease) in net assets	$2	$1	$1	$1	$1	$1	$2	$1
SHARES
Institutional Class
Shares sold	274	196	251	124	576	304	637	453
Shares issued due to reinvestment of distributions	206	116	25	8	80	33	305	169
Shares reacquired	(324)	(385)	(78)	(118)	(276)	(207)	(562)	(305)
Net increase/(decrease) in shares outstanding	156	(73)	198	14	380	130	380	317
Beginning of period	1,415	1,488	137	123	542	412	1,969	1,652
End of period	1,571	1,415	335	137	922	542	2,349	1,969
Administrative Class
Shares sold	—	—	—	—	—	—	—	—
Net increase/(decrease) in shares outstanding	—	—	—	—	—	—	—	—
Beginning of period	1	1	1	1	1	1	1	1
End of period	1	1	1	1	1	1	1	1
Investor Class
Shares sold	—	—	—	—	—	—	—	—
Net increase/(decrease) in shares outstanding	—	—	—	—	—	—	—	—
Beginning of period	1	1	1	1	1	1	1	1
End of period	1	1	1	1	1	1	1	1

The accompanying notes are an integral part of the Financial Statements.

60

Harbor Target Retirement 2025 Fund		Harbor Target Retirement 2030 Fund		Harbor Target Retirement 2035 Fund		Harbor Target Retirement 2040 Fund		Harbor Target Retirement 2045 Fund		Harbor Target Retirement 2050 Fund
November 1, 2010 through October 31, 2011	November 1, 2009 through October 31, 2010	November 1, 2010 through October 31, 2011	November 1, 2009 through October 31, 2010	November 1, 2010 through October 31, 2011	November 1, 2009 through October 31, 2010	November 1, 2010 through October 31, 2011	November 1, 2009 through October 31, 2010	November 1, 2010 through October 31, 2011	November 1, 2009 through October 31, 2010	November 1, 2010 through October 31, 2011	November 1, 2009 through October 31, 2010

$2,787	$1,941	$4,454	$6,375	$1,250	$651	$3,553	$2,039	$728	$451	$2,399	$2,991
329	80	4,443	2,772	87	18	1,877	2,167	68	12	1,896	965
(991)	(397)	(9,123)	(7,440)	(322)	(35)	(5,321)	(2,070)	(403)	(157)	(4,051)	(3,244)
$2,125	$1,624	$(226)	$1,707	$1,015	$634	$109	$2,136	$393	$306	$244	$712

$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
—	1	2	1	1	—	1	2	1	—	2	1
$—	$1	$2	$1	$1	$—	$1	$2	$1	$—	$2	$1

$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
—	1	2	1	1	—	1	2	1	—	1	1
$—	$1	$2	$1	$1	$—	$1	$2	$1	$—	$1	$1

218	158	398	554	93	52	308	182	54	35	191	243
27	7	421	249	7	1	171	200	5	1	157	81
(79)	(33)	(834)	(654)	(24)	(3)	(475)	(181)	(29)	(13)	(326)	(266)
166	132	(15)	149	76	50	4	201	30	23	22	58
289	157	2,138	1,989	96	46	1,371	1,170	64	41	1,222	1,164
455	289	2,123	2,138	172	96	1,375	1,371	94	64	1,244	1,222

—	—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—	—
1	1	1	1	1	1	1	1	1	1	1	1
1	1	1	1	1	1	1	1	1	1	1	1

—	—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—	—
1	1	1	1	1	1	1	1	1	1	1	1
1	1	1	1	1	1	1	1	1	1	1	1

61

Harbor Target Retirement Funds Financial Highlights

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR TARGET RETIREMENT INCOME FUND
	Institutional Class				Administrative Class				Investor Class
Year Ended October 31	2011	2010	2009[e]		2011	2010	2009[e]		2011	2010	2009[e]
Net asset value beginning of period	$11.38	$11.01	$10.00		$11.37	$11.01	$10.00		$11.37	$11.01	$10.00
Income from Investment Operations
Net investment income/(loss)	0.30 [a]	0.26 [a]	0.14	[a]	0.30 [a]	0.26 [a]	0.14	[a]	0.30 [a]	0.26 [a]	0.14	[a]
Net realized and unrealized gains/(losses) on investments	(0.08)	0.96	1.00		(0.08)	0.95	1.00		(0.08)	0.95	1.00
Total from investment operations	0.22	1.22	1.14		0.22	1.21	1.14		0.22	1.21	1.14
Less Distributions
Dividends from net investment income	(0.51)	(0.31)	(0.13)		(0.51)	(0.31)	(0.13)		(0.51)	(0.31)	(0.13)
Distributions from net realized capital gains[1]	(0.95)	(0.54)	—		(0.95)	(0.54)	—		(0.95)	(0.54)	—
Total distributions	(1.46)	(0.85)	(0.13)		(1.46)	(0.85)	(0.13)		(1.46)	(0.85)	(0.13)
Net asset value end of period	10.14	11.38	11.01		10.13	11.37	11.01		10.13	11.37	11.01
Net assets end of period (000s)	$15,920	$16,097	$16,386		$13	$12	$11		$13	$12	$11
Ratios and Supplemental Data (%)
Total return	2.44%[b]	11.72%[b]	11.42%[b,d]		2.43%[b]	11.62%[b]	11.42%[b,d]		2.42%[b]	11.62%[b]	11.42%[b,d]
Ratio of total expenses to average net assets[f]	—	—	—		0.25	0.25	0.30	[c]	0.37	0.37	0.45	[c]
Ratio of net expenses to average net assets[f]	—	—	—		—	—	—		—	—	—
Ratio of net investment income to average net assets[f]	2.51 [a]	2.30 [a]	1.99	[a,c]	2.50 [a]	2.29 [a]	1.66	[a,c]	2.50 [a]	2.29 [a]	1.66	[a,c]
Portfolio turnover[g]	42	37	77	[d]	42	37	77	[d]	42	37	77	[d]

HARBOR TARGET RETIREMENT 2010 FUND
	Institutional Class				Administrative Class				Investor Class
Year Ended October 31	2011	2010	2009[e]		2011	2010	2009[e]		2011	2010	2009[e]
Net asset value beginning of period	$12.15	$11.41	$10.00		$12.14	$11.41	$10.00		$12.14	$11.41	$10.00
Income from Investment Operations
Net investment income/(loss)	0.35 [a]	0.29 [a]	0.11	[a]	0.31 [a]	0.27 [a]	0.14	[a]	0.31 [a]	0.27 [a]	0.14	[a]
Net realized and unrealized gains/(losses) on investments	(0.05)	1.11	1.30		—	1.12	1.27		—	1.12	1.27
Total from investment operations	0.30	1.40	1.41		0.31	1.39	1.41		0.31	1.39	1.41
Less Distributions
Dividends from net investment income	(0.49)	(0.30)	—		(0.49)	(0.30)	—		(0.49)	(0.30)	—
Distributions from net realized capital gains[1]	(1.02)	(0.36)	—		(1.02)	(0.36)	—		(1.02)	(0.36)	—
Total distributions	(1.51)	(0.66)	—		(1.51)	(0.66)	—		(1.51)	(0.66)	—
Net asset value end of period	10.94	12.15	11.41		10.94	12.14	11.41		10.94	12.14	11.41
Net assets end of period (000s)	$3,666	$1,664	$1,403		$13	$13	$11		$13	$13	$11
Ratios and Supplemental Data (%)
Total return	2.87%[b]	12.87%[b]	14.10%[b,d]		2.97%[b]	12.77%[b]	14.10%[b,d]		2.97%[b]	12.77%[b]	14.10%[b,d]
Ratio of total expenses to average net assets[f]	—	—	—		0.25	0.25	0.30	[c]	0.37	0.37	0.45	[c]
Ratio of net expenses to average net assets[f]	—	—	—		—	—	—		—	—	—
Ratio of net investment income to average net assets[f]	2.53 [a]	2.24 [a]	2.06	[a,c]	2.56 [a]	2.32 [a]	1.66	[a,c]	2.57 [a]	2.33 [a]	1.66	[a,c]
Portfolio turnover[g]	62	108	49	[d]	62	108	49	[d]	62	108	49	[d]

See page 66 for notes to the Financial Highlights.

The accompanying notes are an integral part of the Financial Statements.

62

Harbor Target Retirement Funds Financial Highlights—Continued

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR TARGET RETIREMENT 2015 FUND
	Institutional Class				Administrative Class				Investor Class
Year Ended October 31	2011	2010	2009[e]		2011	2010	2009[e]		2011	2010	2009[e]
Net asset value beginning of period	$12.26	$11.56	$10.00		$12.26	$11.56	$10.00		$12.26	$11.56	$10.00
Income from Investment Operations
Net investment income/(loss)	0.31 [a]	0.28 [a]	0.12	[a]	0.32 [a]	0.30 [a]	0.15	[a]	0.32 [a]	0.30 [a]	0.15	[a]
Net realized and unrealized gains/(losses) on investments	—	1.24	1.44		(0.01)	1.22	1.41		(0.01)	1.22	1.41
Total from investment operations	0.31	1.52	1.56		0.31	1.52	1.56		0.31	1.52	1.56
Less Distributions
Dividends from net investment income	(0.47)	(0.32)	—		(0.47)	(0.32)	—		(0.47)	(0.32)	—
Distributions from net realized capital gains[1]	(0.63)	(0.50)	—		(0.63)	(0.50)	—		(0.63)	(0.50)	—
Total distributions	(1.10)	(0.82)	—		(1.10)	(0.82)	—		(1.10)	(0.82)	—
Net asset value end of period	11.47	12.26	11.56		11.47	12.26	11.56		11.47	12.26	11.56
Net assets end of period (000s)	$10,576	$6,645	$4,765		$14	$13	$12		$14	$13	$12
Ratios and Supplemental Data (%)
Total return	2.76%[b]	13.86%[b]	15.60%[b,d]		2.76%[b]	13.86%[b]	15.60%[b,d]		2.76%[b]	13.86%[b]	15.60%[b,d]
Ratio of total expenses to average net assets[f]	—	—	—		0.25	0.25	0.30	[c]	0.37	0.37	0.45	[c]
Ratio of net expenses to average net assets[f]	—	—	—		—	—	—		—	—	—
Ratio of net investment income to average net assets[f]	2.77 [a]	2.47 [a]	2.06	[a,c]	2.70 [a]	2.49 [a]	1.75	[a,c]	2.70 [a]	2.49 [a]	1.75	[a,c]
Portfolio turnover[g]	57	74	63	[d]	57	74	63	[d]	57	74	63	[d]

HARBOR TARGET RETIREMENT 2020 FUND
	Institutional Class				Administrative Class				Investor Class
Year Ended October 31	2011	2010	2009[e]		2011	2010	2009[e]		2011	2010	2009[e]
Net asset value beginning of period	$12.15	$11.68	$10.00		$12.15	$11.68	$10.00		$12.15	$11.68	$10.00
Income from Investment Operations
Net investment income/(loss)	0.34 [a]	0.31 [a]	0.15	[a]	0.33 [a]	0.31 [a]	0.15	[a]	0.33 [a]	0.31 [a]	0.15	[a]
Net realized and unrealized gains/(losses) on investments	(0.02)	1.28	1.53		(0.02)	1.28	1.53		(0.01)	1.28	1.53
Total from investment operations	0.32	1.59	1.68		0.31	1.59	1.68		0.32	1.59	1.68
Less Distributions
Dividends from net investment income	(0.50)	(0.37)	—		(0.50)	(0.37)	—		(0.50)	(0.37)	—
Distributions from net realized capital gains[1]	(1.05)	(0.75)	—		(1.05)	(0.75)	—		(1.05)	(0.75)	—
Total distributions	(1.55)	(1.12)	—		(1.55)	(1.12)	—		(1.55)	(1.12)	—
Net asset value end of period	10.92	12.15	11.68		10.91	12.15	11.68		10.92	12.15	11.68
Net assets end of period (000s)	$25,646	$23,929	$19,299		$14	$13	$12		$14	$13	$12
Ratios and Supplemental Data (%)
Total return	2.91%[b]	14.64%[b]	16.80%[b,d]		2.82%[b]	14.65%[b]	16.80%[b,d]		2.91%[b]	14.65%[b]	16.80%[b,d]
Ratio of total expenses to average net assets[f]	—	—	—		0.25	0.25	0.30	[c]	0.37	0.37	0.45	[c]
Ratio of net expenses to average net assets[f]	—	—	—		—	—	—		—	—	—
Ratio of net investment income to average net assets[f]	2.76 [a]	2.53 [a]	2.17	[a,c]	2.75 [a]	2.58 [a]	1.77	[a,c]	2.75 [a]	2.58 [a]	1.77	[a,c]
Portfolio turnover[g]	48	44	56	[d]	48	44	56	[d]	48	44	56	[d]

The accompanying notes are an integral part of the Financial Statements.

63

Harbor Target Retirement Funds Financial Highlights—Continued

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR TARGET RETIREMENT 2025 FUND
	Institutional Class				Administrative Class				Investor Class
Year Ended October 31	2011	2010	2009[e]		2011	2010	2009[e]		2011	2010	2009[e]
Net asset value beginning of period	$13.10	$11.81	$10.00		$13.10	$11.81	$10.00		$13.10	$11.81	$10.00
Income from Investment Operations
Net investment income/(loss)	0.36 [a]	0.32 [a]	0.10	[a]	0.34 [a]	0.32 [a]	0.15	[a]	0.34 [a]	0.32 [a]	0.15	[a]
Net realized and unrealized gains/(losses) on investments	(0.02)	1.48	1.71		—	1.48	1.66		—	1.48	1.66
Total from investment operations	0.34	1.80	1.81		0.34	1.80	1.81		0.34	1.80	1.81
Less Distributions
Dividends from net investment income	(0.47)	(0.33)	—		(0.47)	(0.33)	—		(0.47)	(0.33)	—
Distributions from net realized capital gains[1]	(0.47)	(0.18)	—		(0.47)	(0.18)	—		(0.47)	(0.18)	—
Total distributions	(0.94)	(0.51)	—		(0.94)	(0.51)	—		(0.94)	(0.51)	—
Net asset value end of period	12.50	13.10	11.81		12.50	13.10	11.81		12.50	13.10	11.81
Net assets end of period (000s)	$5,683	$3,782	$1,855		$14	$14	$12		$14	$14	$12
Ratios and Supplemental Data (%)
Total return	2.69%[b]	15.67%[b]	18.10%[b,d]		2.69%[b]	15.67%[b]	18.10%[b,d]		2.69%[b]	15.67%[b]	18.10%[b,d]
Ratio of total expenses to average net assets[f]	—	—	—		0.25	0.25	0.30	[c]	0.37	0.37	0.45	[c]
Ratio of net expenses to average net assets[f]	—	—	—		—	—	—		—	—	—
Ratio of net investment income to average net assets[f]	2.59 [a]	2.32 [a]	2.06	[a,c]	2.61 [a]	2.58 [a]	1.66	[a,c]	2.61 [a]	2.58 [a]	1.66	[a,c]
Portfolio turnover[g]	41	35	29	[d]	41	35	29	[d]	41	35	29	[d]

HARBOR TARGET RETIREMENT 2030 FUND
	Institutional Class				Administrative Class				Investor Class
Year Ended October 31	2011	2010	2009[e]		2011	2010	2009[e]		2011	2010	2009[e]
Net asset value beginning of period	$12.34	$11.92	$10.00		$12.34	$11.91	$10.00		$12.34	$11.91	$10.00
Income from Investment Operations
Net investment income/(loss)	0.30 [a]	0.30 [a]	0.14	[a]	0.30 [a]	0.30 [a]	0.13	[a]	0.30 [a]	0.30 [a]	0.13	[a]
Net realized and unrealized gains/(losses) on investments	0.03	1.50	1.78		0.02	1.51	1.78		0.02	1.51	1.78
Total from investment operations	0.33	1.80	1.92		0.32	1.81	1.91		0.32	1.81	1.91
Less Distributions
Dividends from net investment income	(0.44)	(0.35)	—		(0.44)	(0.35)	—		(0.44)	(0.35)	—
Distributions from net realized capital gains[1]	(1.64)	(1.03)	—		(1.64)	(1.03)	—		(1.64)	(1.03)	—
Total distributions	(2.08)	(1.38)	—		(2.08)	(1.38)	—		(2.08)	(1.38)	—
Net asset value end of period	10.59	12.34	11.92		10.58	12.34	11.91		10.58	12.34	11.91
Net assets end of period (000s)	$22,478	$26,393	$23,695		$14	$14	$12		$14	$14	$12
Ratios and Supplemental Data (%)
Total return	2.75%[b]	16.35%[b]	19.20%[b,d]		2.65%[b]	16.45%[b]	19.10%[b,d]		2.65%[b]	16.45%[b]	19.10%[b,d]
Ratio of total expenses to average net assets[f]	—	—	—		0.25	0.25	0.30	[c]	0.37	0.37	0.45	[c]
Ratio of net expenses to average net assets[f]	—	—	—		—	—	—		—	—	—
Ratio of net investment income to average net assets[f]	2.55 [a]	2.37 [a]	1.92	[a,c]	2.45 [a]	2.40 [a]	1.51	[a,c]	2.45 [a]	2.40 [a]	1.51	[a,c]
Portfolio turnover[g]	39	44	66	[d]	39	44	66	[d]	39	44	66	[d]
See page 66 for notes to the Financial Highlights.

The accompanying notes are an integral part of the Financial Statements.

64

Harbor Target Retirement Funds Financial Highlights—Continued

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR TARGET RETIREMENT 2035 FUND
	Institutional Class				Administrative Class				Investor Class
Year Ended October 31	2011	2010	2009[e]		2011	2010	2009[e]		2011	2010	2009[e]
Net asset value beginning of period	$13.55	$11.94	$10.00		$13.54	$11.93	$10.00		$13.54	$11.93	$10.00
Income from Investment Operations
Net investment income/(loss)	0.34 [a]	0.26 [a]	0.08	[a]	0.30 [a]	0.27 [a]	0.11	[a]	0.30 [a]	0.27 [a]	0.11	[a]
Net realized and unrealized gains/(losses) on investments	0.02	1.71	1.86		0.07	1.70	1.82		0.07	1.70	1.82
Total from investment operations	0.36	1.97	1.94		0.37	1.97	1.93		0.37	1.97	1.93
Less Distributions
Dividends from net investment income	(0.41)	(0.27)	—		(0.41)	(0.27)	—		(0.41)	(0.27)	—
Distributions from net realized capital gains[1]	(0.51)	(0.09)	—		(0.51)	(0.09)	—		(0.51)	(0.09)	—
Total distributions	(0.92)	(0.36)	—		(0.92)	(0.36)	—		(0.92)	(0.36)	—
Net asset value end of period	12.99	13.55	11.94		12.99	13.54	11.93		12.99	13.54	11.93
Net assets end of period (000s)	$2,235	$1,300	$544		$14	$14	$12		$14	$14	$12
Ratios and Supplemental Data (%)
Total return	2.58%[b]	16.76%[b]	19.40%[b,d]		2.65%[b]	16.77%[b]	19.30%[b,d]		2.65%[b]	16.77%[b]	19.30%[b,d]
Ratio of total expenses to average net assets[f]	—	—	—		0.25	0.25	0.30	[c]	0.37	0.37	0.45	[c]
Ratio of net expenses to average net assets[f]	—	—	—		—	—	—		—	—	—
Ratio of net investment income to average net assets[f]	2.04 [a]	1.82 [a]	1.47	[a,c]	2.13 [a]	2.11 [a]	1.24	[a,c]	2.13 [a]	2.11 [a]	1.24	[a,c]
Portfolio turnover[g]	45	20	17	[d]	45	20	17	[d]	45	20	17	[d]

HARBOR TARGET RETIREMENT 2040 FUND
	Institutional Class				Administrative Class				Investor Class
Year Ended October 31	2011	2010	2009[e]		2011	2010	2009[e]		2011	2010	2009[e]
Net asset value beginning of period	$11.95	$11.94	$10.00		$11.96	$11.95	$10.00		$11.96	$11.95	$10.00
Income from Investment Operations
Net investment income/(loss)	0.24 [a]	0.22 [a]	0.08	[a]	0.23 [a]	0.22 [a]	0.08	[a]	0.23 [a]	0.22 [a]	0.08	[a]
Net realized and unrealized gains/(losses) on investments	0.04	1.64	1.86		0.05	1.64	1.87		0.05	1.64	1.87
Total from investment operations	0.28	1.86	1.94		0.28	1.86	1.95		0.28	1.86	1.95
Less Distributions
Dividends from net investment income	(0.30)	(0.25)	—		(0.30)	(0.25)	—		(0.30)	(0.25)	—
Distributions from net realized capital gains[1]	(1.08)	(1.60)	—		(1.08)	(1.60)	—		(1.08)	(1.60)	—
Total distributions	(1.38)	(1.85)	—		(1.38)	(1.85)	—		(1.38)	(1.85)	—
Net asset value end of period	10.85	11.95	11.94		10.86	11.96	11.95		10.86	11.96	11.95
Net assets end of period (000s)	$14,927	$16,379	$13,970		$14	$14	$12		$14	$14	$12
Ratios and Supplemental Data (%)
Total return	2.16%[b]	17.23%[b]	19.40%[b,d]		2.16%[b]	17.22%[b]	19.50%[b,d]		2.16%[b]	17.22%[b]	19.50%[b,d]
Ratio of total expenses to average net assets[f]	—	—	—		0.25	0.25	0.30	[c]	0.37	0.37	0.45	[c]
Ratio of net expenses to average net assets[f]	—	—	—		—	—	—		—	—	—
Ratio of net investment income to average net assets[f]	1.96 [a]	1.81 [a]	1.06	[a,c]	1.93 [a]	1.82 [a]	0.91	[a,c]	1.93 [a]	1.82 [a]	0.91	[a,c]
Portfolio turnover[g]	45	28	70	[d]	45	28	70	[d]	45	28	70	[d]

The accompanying notes are an integral part of the Financial Statements.

65

Harbor Target Retirement Funds Financial Highlights—Continued

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR TARGET RETIREMENT 2045 FUND
	Institutional Class				Administrative Class				Investor Class
Year Ended October 31	2011	2010	2009[e]		2011	2010	2009[e]		2011	2010	2009[e]
Net asset value beginning of period	$13.67	$11.91	$10.00		$13.67	$11.91	$10.00		$13.67	$11.91	$10.00
Income from Investment Operations
Net investment income/(loss)	0.25 [a]	0.18 [a]	0.04	[a]	0.22 [a]	0.19 [a]	0.05	[a]	0.22 [a]	0.19 [a]	0.05	[a]
Net realized and unrealized gains/(losses) on investments	0.05	1.86	1.87		0.08	1.85	1.86		0.08	1.85	1.86
Total from investment operations	0.30	2.04	1.91		0.30	2.04	1.91		0.30	2.04	1.91
Less Distributions
Dividends from net investment income	(0.29)	(0.18)	—		(0.29)	(0.18)	—		(0.29)	(0.18)	—
Distributions from net realized capital gains[1]	(0.83)	(0.10)	—		(0.83)	(0.10)	—		(0.83)	(0.10)	—
Total distributions	(1.12)	(0.28)	—		(1.12)	(0.28)	—		(1.12)	(0.28)	—
Net asset value end of period	12.85	13.67	11.91		12.85	13.67	11.91		12.85	13.67	11.91
Net assets end of period (000s)	$1,209	$880	$487		$14	$14	$12		$14	$14	$12
Ratios and Supplemental Data (%)
Total return	1.97%[b]	17.38%[b]	19.10%[b,d]		1.97%[b]	17.37%[b]	19.10%[b,d]		1.97%[b]	17.37%[b]	19.10%[b,d]
Ratio of total expenses to average net assets[f]	—	—	—		0.25	0.25	0.30	[c]	0.37	0.37	0.45	[c]
Ratio of net expenses to average net assets[f]	—	—	—		—	—	—		—	—	—
Ratio of net investment income to average net assets[f]	1.50 [a]	1.27 [a]	0.68	[a,c]	1.50 [a]	1.43 [a]	0.55	[a,c]	1.50 [a]	1.43 [a]	0.55	[a,c]
Portfolio turnover[g]	59	32	15	[d]	59	32	15	[d]	59	32	15	[d]

HARBOR TARGET RETIREMENT 2050 FUND
	Institutional Class				Administrative Class				Investor Class
Year Ended October 31	2011	2010	2009[e]		2011	2010	2009[e]		2011	2010	2009[e]
Net asset value beginning of period	$13.06	$11.91	$10.00		$13.06	$11.91	$10.00		$13.06	$11.91	$10.00
Income from Investment Operations
Net investment income/(loss)	0.20 [a]	0.18 [a]	0.05	[a]	0.19 [a]	0.18 [a]	0.05	[a]	0.19 [a]	0.18 [a]	0.05	[a]
Net realized and unrealized gains/(losses) on investments	0.06	1.80	1.86		0.07	1.80	1.86		0.07	1.80	1.86
Total from investment operations	0.26	1.98	1.91		0.26	1.98	1.91		0.26	1.98	1.91
Less Distributions
Dividends from net investment income	(0.24)	(0.19)	—		(0.24)	(0.19)	—		(0.24)	(0.19)	—
Distributions from net realized capital gains[1]	(1.33)	(0.64)	—		(1.33)	(0.64)	—		(1.33)	(0.64)	—
Total distributions	(1.57)	(0.83)	—		(1.57)	(0.83)	—		(1.57)	(0.83)	—
Net asset value end of period	11.75	13.06	11.91		11.75	13.06	11.91		11.75	13.06	11.91
Net assets end of period (000s)	$14,620	$15,950	$13,852		$14	$14	$12		$14	$14	$12
Ratios and Supplemental Data (%)
Total return	1.64%[b]	17.29%[b]	19.10%[b,d]		1.64%[b]	17.29%[b]	19.10%[b,d]		1.64%[b]	17.29%[b]	19.10%[b,d]
Ratio of total expenses to average net assets[f]	—	—	—		0.25	0.25	0.30	[c]	0.37	0.37	0.45	[c]
Ratio of net expenses to average net assets[f]	—	—	—		—	—	—		—	—	—
Ratio of net investment income to average net assets[f]	1.47 [a]	1.38 [a]	0.68	[a,c]	1.43 [a]	1.38 [a]	0.56	[a,c]	1.43 [a]	1.38 [a]	0.56	[a,c]
Portfolio turnover[g]	34	28	32	[d]	34	28	32	[d]	34	28	32	[d]

1	Includes both short-term and long-term capital gains.

a	Reflects the Distributor’s and Transfer Agent’s waiver, if any, or its 12b-1 and transfer agency fees, respectively.

b	The total returns would have been lower had certain expenses not been waived during the periods shown.

c	Annualized.

d	Unannualized.

e	For the period January 2, 2009 (inception) through October 31, 2009.

f	Ratios of income and expenses to average net assets represents the expenses paid by the Fund but does not include the acquired fund fees and expenses from underlying funds.

g	Amounts do not include the activity of the underlying funds.

The accompanying notes are an integral part of the Financial Statements.

66

Harbor Target Retirement Funds

NOTES TO FINANCIAL STATEMENTS—October 31, 2011

(Currency in thousands)

NOTE 1—ORGANIZATIONAL MATTERS

Harbor Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. The Trust consists of 30 separate portfolios. The portfolios covered by this report include a series of ten target retirement funds: Harbor Target Retirement Income Fund, Harbor Target Retirement 2010 Fund, Harbor Target Retirement 2015 Fund, Harbor Target Retirement 2020 Fund, Harbor Target Retirement 2025 Fund, Harbor Target Retirement 2030 Fund, Harbor Target Retirement 2035 Fund, Harbor Target Retirement 2040 Fund, Harbor Target Retirement 2045 Fund and Harbor Target Retirement 2050 Fund (individually referred to as a “Fund” and collectively referred to as the “Funds” or the “Target Retirement Funds”). The Funds invest in a combination of other funds of the Trust (the “Underlying Funds”). Harbor Capital Advisors, Inc. (the “Adviser” or “Harbor Capital”) is the investment adviser for the Funds and the Underlying Funds. The Underlying Funds are managed by subadvisers, none of which is affiliated with the Adviser.

The Funds may offer up to three classes of shares, designated as Institutional Class, Administrative Class and Investor Class. The shares of each class represent an interest in the same portfolio of investments of the respective Fund and have equal rights to voting, redemptions, dividends, and liquidations, except that: (i) certain expenses, subject to the approval of the Trust’s Board of Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service; and (ii) shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights as to that distribution plan.

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

Security Valuation

The assets of each Target Retirement Fund consist entirely of Institutional Class shares of the Underlying Funds, which are valued at their respective net asset values each business day and are categorized as Level 1 in the fair value hierarchy. For more information on the fair value hierarchy, please refer to the following Fair Value Measurements and Disclosures section.

Fair Value Measurements and Disclosures

Various inputs may be used to determine the value of each Fund’s investments which are summarized in three broad categories defined as Level 1, Level 2 and Level 3. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The assignment of an investment to Level 1, 2 or 3 is based on the lowest level of significant inputs used to determine its fair value.

Level 1—	Quoted prices in active markets for identical securities.
Level 2—	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—	Significant unobservable inputs are used in situations where quoted prices or other observable inputs are not available. Significant unobservable inputs may include the Funds’ own assumptions.

Transfers between levels, if any, are recognized as of the last day in the fiscal quarter of the period in which the event or change in circumstances that caused the reclassification occurred. For fair valuations using significant unobservable inputs, a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses is provided, including purchases and sales, and transfers in/out of the Level 3 category during the period. A fair value hierarchy, level transfer activity, and a Level 3 reconciliation, when applicable, can be found at the end of each Fund’s Portfolio of Investments schedule.

67

Harbor Target Retirement Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

The Funds used observable inputs in their valuation methodologies whenever they were available and deemed reliable.

Description of the Underlying Funds

In pursuing its investment objectives and strategies, each of the Underlying Funds is permitted to engage in a wide range of investment practices. Further information about the Underlying Funds is contained in the statement of additional information, as well as the prospectuses of each of the Underlying Funds. The accounting policies of each of the Underlying Funds are disclosed in each Underlying Fund’s respective shareholder report. Because each Fund invests in the Underlying Funds, shareholders of each Fund will be affected by the investment practices of the Underlying Funds in direct proportion to the amount of assets each Fund allocates to the Underlying Funds.

Investment Transactions and Income

Securities transactions are accounted for on the trade date (the day the order to buy or sell is executed). Income and capital gain distributions received from the Underlying Funds are recorded on the ex-dividend date. Gains and losses on securities sold are determined on the basis of identified cost.

Distribution to Shareholders

Distributions on Fund shares are recorded on the ex-dividend date.

Expenses

Expenses incurred by the Trust are charged directly to the fund that incurred such expense, whenever possible. With respect to expenses incurred by any two or more Harbor Funds where amounts cannot be identified on a fund by fund basis, such expenses are generally allocated in proportion to the average net assets or the number of shareholders of each fund. Expenses included in the accompanying financial statements reflect the expenses of each Target Retirement Fund and do not include any expenses associated with the Underlying Funds.

Class Allocations

Income and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. The 12b-1 and transfer agent fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

Federal Taxes

Each Fund is treated as a separate entity for federal tax purposes. Each Fund’s policy is to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held or excise tax on income and capital gains.

Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned. All investment transactions for the Funds are in affiliated Underlying Funds. The Underlying Funds may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated.

Each Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. Management has analyzed each Fund’s tax positions taken on federal income tax returns for all

68

Harbor Target Retirement Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

open tax years (in particular, the tax years ended October 31, 2009 and 2010), including positions expected to be taken upon filing the 2011 tax return and has concluded that no provision for income tax is required in any Fund’s financial statements.

Related Parties

The Funds do not invest in the Underlying Funds for the purpose of exercising management or control; however, investments by the Funds may represent a significant portion of an Underlying Fund’s net assets. At October 31, 2011, each Fund held less than 10% of the outstanding shares of each Underlying Fund and the Funds, in aggregate, held 22% of the total outstanding shares of Harbor Small Company Value Fund and 21% of Harbor Global Growth Fund.

New Accounting Pronouncements

Fair Value Measurements and Disclosures

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2011-04, Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS (“ASU 2011-04”), with the goal of convergence with the International Accounting Standards Board guidance on fair value measurements and disclosures. ASU 2011-04 will require additional disclosures and detail about the circumstances surrounding transfers between securities classified as Level 1 and Level 2 and all securities classified as Level 3. ASU 2011-04 will become effective for interim and annual periods beginning after December 15, 2011. Management is evaluating the implications of this pronouncement and the impact it will have on the Funds’ disclosures.

NOTE 3—INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of the Underlying Funds’ shares for the year ended October 31, 2011 are as follows:

	Purchases	Sales
Harbor Target Retirement Income Fund	$7,215	$6,874
Harbor Target Retirement 2010 Fund	3,808	1,724
Harbor Target Retirement 2015 Fund	9,893	5,670
Harbor Target Retirement 2020 Fund	14,886	12,486
Harbor Target Retirement 2025 Fund	4,125	2,098
Harbor Target Retirement 2030 Fund	9,799	13,385
Harbor Target Retirement 2035 Fund	1,759	778
Harbor Target Retirement 2040 Fund	7,400	8,688
Harbor Target Retirement 2045 Fund	972	624
Harbor Target Retirement 2050 Fund	5,497	6,817

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser

Harbor Capital is an indirect, wholly-owned subsidiary of Robeco Groep, N.V. (“Robeco”). Cooperatieve Centrale Raiffeisen-Boevenleenbank B.A. (“Rabobank Nederland”) owns 100% of the shares of Robeco. Harbor Capital is the Trust’s investment adviser and is also responsible for administrative and other services. The Funds do not pay any fees for the services of Harbor Capital.

An advisory agreement for the Funds was in effect during the year ended October 31, 2011. Pursuant to this agreement, Harbor Capital pays all direct expenses of each Fund, excluding: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees.

69

Harbor Target Retirement Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued

Distributor

Harbor Funds Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of Harbor Capital, is the distributor for Harbor Funds shares. Under the Trust’s current distribution plans pursuant to Rule 12b-1 under the Investment Company Act with respect to each Fund’s Administrative Class shares and Investor Class shares (collectively, the “12b-1 Plans”), each Fund pays the Distributor compensation at the annual rate of 0.25% of the average daily net assets of Administrative Class shares and of the Investor Class shares. The 12b-1 Plans compensate the Distributor for the purpose of financing any activity that is primarily intended to result in the sale of Administrative and Investor Class shares of the Funds or for recordkeeping services or the servicing of shareholder accounts in the Administrative and Investor Class shares of the Fund. Such activities include, but are not limited to: printing of prospectuses and statements of additional information and reports for prospective shareholders (i.e., other than existing shareholders); preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers or other institutions such as asset-based sales charges, payments of recordkeeping fees under recordkeeping arrangements, or payments of service fees under shareholder service arrangements; and costs of administering each 12b-1 Plan.

Amounts payable by a Fund under the 12b-1 Plans need not be directly related to the expenses actually incurred by the Distributor on behalf of each Fund. The 12b-1 Plans do not obligate the Funds to reimburse Harbor Funds Distributors for the actual expenses the Distributor may incur in fulfilling its obligations under the 12b-1 Plans. Thus, even if the Distributor’s actual expenses exceed the fee payable to the Distributor at any given time, the Funds will not be obligated to pay more than that fee. If the Distributor’s expenses are less than the fee it receives, the Distributor will retain the difference.

Harbor Funds Distributors voluntarily waived its 12b-1 fees for the Target Retirement Funds during the year ended October 31, 2011. Fees incurred and the related waiver for these services are shown on each Fund’s Statement of Operations.

Transfer Agent

Harbor Services Group, Inc., a wholly-owned subsidiary of Harbor Capital, is the shareholder servicing agent for the Funds. The shareholder servicing agreement is reviewed and approved annually by the Trustees of the Funds and provides currently for compensation up to the following amounts per class of each Fund:

Share Class	Transfer Agent Fees
Institutional Class	0.00% of the average daily net assets of all Institutional Class shares.
Administrative Class	0.00% of the average daily net assets of all Administrative Class shares.
Investor Class	0.12% of the average daily net assets of all Investor Class shares.

Harbor Services Group voluntarily waived its transfer agent fees for the Target Retirement Funds during the year ended October 31, 2011. Fees incurred and the related waiver for these transfer agent services are shown on each Fund’s Statement of Operations.

70

Harbor Target Retirement Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued

Shareholders

On October 31, 2011, Harbor Capital, Harbor Funds Distributors, and Harbor Services Group, collectively held the following shares of beneficial interest in the Funds:

	Number of Shares Owned by Harbor Capital Advisors, Harbor Funds Distributors, and Harbor Services Group				Percentage of Outstanding Shares
	Institutional Class	Administrative Class	Investor Class	Total
Harbor Target Retirement Income Fund	6,288	1,258	1,258	8,804	0.0%
Harbor Target Retirement 2010 Fund	6,055	1,211	1,211	8,477	0.0%
Harbor Target Retirement 2015 Fund	5,896	1,179	1,179	8,254	0.0%
Harbor Target Retirement 2020 Fund	6,309	1,262	1,262	8,833	0.0%
Harbor Target Retirement 2025 Fund	5,611	1,122	1,122	7,855	0.0%
Harbor Target Retirement 2030 Fund	23,443	1,346	1,346	26,135	0.0%
Harbor Target Retirement 2035 Fund	11,561	1,101	1,101	13,763	0.1%
Harbor Target Retirement 2040 Fund	6,590	1,318	1,318	9,226	0.0%
Harbor Target Retirement 2045 Fund	21,247	1,109	1,109	23,465	0.2%
Harbor Target Retirement 2050 Fund	7,126	1,208	1,208	9,542	0.0%

Independent Trustees

The Independent Trustees received no remuneration from the Target Retirement Funds for the year ended October 31, 2011.

Indemnification

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 5—TAX INFORMATION

The amount and character of income and net realized gains to be distributed are determined in accordance with income tax rules and regulations, which may differ from generally accepted accounting principles. These differences are attributable to permanent book and tax accounting differences that were primarily due to tax treatment of distributions from investments in the underlying funds. Reclassifications are made to the Funds’ capital accounts to reflect income and net realized gains available for distribution (or available capital loss carryovers) under income tax rules and regulations.

The amounts reclassified on the Statement of Assets and Liabilities for the year ended October 31, 2011 are as follows:

	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid-In Capital
Harbor Target Retirement Income Fund	$333	$(333)	$—
Harbor Target Retirement 2010 Fund	41	(41)	—
Harbor Target Retirement 2015 Fund	183	(183)	—
Harbor Target Retirement 2020 Fund	424	(424)	—
Harbor Target Retirement 2025 Fund	64	(64)	—
Harbor Target Retirement 2030 Fund	290	(290)	—
Harbor Target Retirement 2035 Fund	12	(12)	—
Harbor Target Retirement 2040 Fund	99	(99)	—
Harbor Target Retirement 2045 Fund	4	(4)	—
Harbor Target Retirement 2050 Fund	53	(53)	—

71

Harbor Target Retirement Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 5—TAX INFORMATION—Continued

The tax composition of distributions for the Funds that had distributions is as follows:

	As of October 31, 2010			As of October 31, 2011
	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
Harbor Target Retirement Income Fund	$1,222	$—	$1,222	$1,115	$926	$2,041
Harbor Target Retirement 2010 Fund	87	—	87	259	13	272
Harbor Target Retirement 2015 Fund	369	—	369	773	128	901
Harbor Target Retirement 2020 Fund	1,858	—	1,858	1,775	1,484	3,259
Harbor Target Retirement 2025 Fund	81	—	81	275	54	329
Harbor Target Retirement 2030 Fund	2,775	—	2,775	2,100	2,347	4,447
Harbor Target Retirement 2035 Fund	18	—	18	60	29	89
Harbor Target Retirement 2040 Fund	2,171	—	2,171	1,164	715	1,879
Harbor Target Retirement 2045 Fund	13	—	13	34	36	70
Harbor Target Retirement 2050 Fund	967	—	967	974	925	1,899

As of October 31, 2011, the components of distributable earnings on a tax basis are as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gains	Unrealized Appreciation/ (Depreciation)
Harbor Target Retirement Income Fund	$28	$1,107	$169
Harbor Target Retirement 2010 Fund	73	61	(56)
Harbor Target Retirement 2015 Fund	183	431	(187)
Harbor Target Retirement 2020 Fund	361	2,465	266
Harbor Target Retirement 2025 Fund	67	264	(25)
Harbor Target Retirement 2030 Fund	260	3,264	765
Harbor Target Retirement 2035 Fund	17	151	(12)
Harbor Target Retirement 2040 Fund	118	2,966	1,401
Harbor Target Retirement 2045 Fund	6	123	(17)
Harbor Target Retirement 2050 Fund	57	2,672	2,040

At October 31, 2011, none of the Funds had capital loss carryforwards for federal tax purposes.

The identified cost for federal income tax purposes of investments owned by each Fund and their respective gross unrealized appreciation and depreciation at October 31, 2011 are as follows:

		Gross Unrealized		Net Unrealized Appreciation/ (Depreciation)
	Identified Cost	Appreciation	(Depreciation)
Harbor Target Retirement Income Fund	$15,777	$355	$(186)	$169
Harbor Target Retirement 2010 Fund	3,748	32	(88)	(56)
Harbor Target Retirement 2015 Fund	10,791	105	(292)	(187)
Harbor Target Retirement 2020 Fund	25,408	555	(289)	266
Harbor Target Retirement 2025 Fund	5,736	82	(107)	(25)
Harbor Target Retirement 2030 Fund	21,741	1,014	(249)	765
Harbor Target Retirement 2035 Fund	2,275	27	(39)	(12)
Harbor Target Retirement 2040 Fund	13,554	1,594	(193)	1,401
Harbor Target Retirement 2045 Fund	1,254	14	(31)	(17)
Harbor Target Retirement 2050 Fund	12,608	2,256	(216)	2,040

NOTE 6—SUBSEQUENT EVENTS

Through the date the financial statements were issued, no subsequent events or transactions had occurred that would have materially impacted the financial statements or related disclosures as presented herein.

72

Harbor Target Retirement Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Harbor Funds

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Harbor Target Retirement Income Fund, Harbor Target Retirement 2010 Fund, Harbor Target Retirement 2015 Fund, Harbor Target Retirement 2020 Fund, Harbor Target Retirement 2025 Fund, Harbor Target Retirement 2030 Fund, Harbor Target Retirement 2035 Fund, Harbor Target Retirement 2040 Fund, Harbor Target Retirement 2045 Fund, and Harbor Target Retirement 2050 Fund (ten of the portfolios constituting the Harbor Funds (the Trust)) as of October 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and the shareholder servicing agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Harbor Target Retirement Income Fund, Harbor Target Retirement 2010 Fund, Harbor Target Retirement 2015 Fund, Harbor Target Retirement 2020 Fund, Harbor Target Retirement 2025 Fund, Harbor Target Retirement 2030 Fund, Harbor Target Retirement 2035 Fund, Harbor Target Retirement 2040 Fund, Harbor Target Retirement 2045 Fund, and Harbor Target Retirement 2050 Fund of the Harbor Funds at October 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

December 20, 2011

73

Harbor Target Retirement Funds

FEES AND EXPENSE EXAMPLE (Unaudited)

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees (if any) and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2011 through October 31, 2011.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Each Fund, as a shareholder in the Underlying Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the Underlying Funds. These fees and expenses are not included in each Fund’s annualized expense ratio used to calculate the expense estimates in the table below.

Hypothetical Example for Comparison Purposes

The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the respective Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Each Fund, as a shareholder in the Underlying Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the Underlying Funds. These fees and expenses are not included in each Fund’s annualized expense ratio used to calculate the expense estimates in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Expenses Paid During Period*		Beginning Account Value (May 1, 2011)	Ending Account Value (October 31, 2011)
Harbor Target Retirement Income
Institutional Class	0.00%
Actual		$0.00		$1,000	$987.10
Hypothetical (5% return)		0.00		1,000	1,024.79
Administrative Class	0.00%
Actual		$0.00	**	$1,000	$986.10
Hypothetical (5% return)		0.00		1,000	1,024.79
Investor Class	0.00%
Actual		$0.00	**	$1,000	$986.10
Hypothetical (5% return)		0.00		1,000	1,024.79

74

Harbor Target Retirement Funds

FEES AND EXPENSE EXAMPLE—Continued

	Annualized Expense Ratio	Expenses Paid During Period*		Beginning Account Value (May 1, 2011)	Ending Account Value (October 31, 2011)
Harbor Target Retirement 2010
Institutional Class	0.00%
Actual		$0.00		$1,000	$975.90
Hypothetical (5% return)		0.00		1,000	1,024.79
Administrative Class	0.00%
Actual		$0.00	**	$1,000	$975.90
Hypothetical (5% return)		0.00		1,000	1,024.79
Investor Class	0.00%
Actual		$0.00	**	$1,000	$975.90
Hypothetical (5% return)		0.00		1,000	1,024.79
Harbor Target Retirement 2015
Institutional Class	0.00%
Actual		$0.00		$1,000	$962.20
Hypothetical (5% return)		0.00		1,000	1,024.79
Administrative Class	0.00%
Actual		$0.00	**	$1,000	$962.20
Hypothetical (5% return)		0.00		1,000	1,024.79
Investor Class	0.00%
Actual		$0.00	**	$1,000	$962.20
Hypothetical (5% return)		0.00		1,000	1,024.79
Harbor Target Retirement 2020
Institutional Class	0.00%
Actual		$0.00		$1,000	$953.70
Hypothetical (5% return)		0.00		1,000	1,024.79
Administrative Class	0.00%
Actual		$0.00	**	$1,000	$953.70
Hypothetical (5% return)		0.00		1,000	1,024.79
Investor Class	0.00%
Actual		$0.00	**	$1,000	$953.70
Hypothetical (5% return)		0.00		1,000	1,024.79
Harbor Target Retirement 2025
Institutional Class	0.00%
Actual		$0.00		$1,000	$937.70
Hypothetical (5% return)		0.00		1,000	1,024.79
Administrative Class	0.00%
Actual		$0.00	**	$1,000	$937.70
Hypothetical (5% return)		0.00		1,000	1,024.79
Investor Class	0.00%
Actual		$0.00	**	$1,000	$937.70
Hypothetical (5% return)		0.00		1,000	1,024.79

75

Harbor Target Retirement Funds

FEES AND EXPENSE EXAMPLE—Continued

	Annualized Expense Ratio	Expenses Paid During Period*		Beginning Account Value (May 1, 2011)	Ending Account Value (October 31, 2011)
Harbor Target Retirement 2030
Institutional Class	0.00%
Actual		$0.00		$1,000	$923.30
Hypothetical (5% return)		0.00		1,000	1,024.79
Administrative Class	0.00%
Actual		$0.00	**	$1,000	$923.20
Hypothetical (5% return)		0.00		1,000	1,024.79
Investor Class	0.00%
Actual		$0.00	**	$1,000	$923.20
Hypothetical (5% return)		0.00		1,000	1,024.79
Harbor Target Retirement 2035
Institutional Class	0.00%
Actual		$0.00		$1,000	$910.90
Hypothetical (5% return)		0.00		1,000	1,024.79
Administrative Class	0.00%
Actual		$0.00	**	$1,000	$910.90
Hypothetical (5% return)		0.00		1,000	1,024.79
Investor Class	0.00%
Actual		$0.00	**	$1,000	$910.90
Hypothetical (5% return)		0.00		1,000	1,024.79
Harbor Target Retirement 2040
Institutional Class	0.00%
Actual		$0.00		$1,000	$895.20
Hypothetical (5% return)		0.00		1,000	1,024.79
Administrative Class	0.00%
Actual		$0.00	**	$1,000	$895.30
Hypothetical (5% return)		0.00		1,000	1,024.79
Investor Class	0.00%
Actual		$0.00	**	$1,000	$895.30
Hypothetical (5% return)		0.00		1,000	1,024.79
Harbor Target Retirement 2045
Institutional Class	0.00%
Actual		$0.00		$1,000	$882.60
Hypothetical (5% return)		0.00		1,000	1,024.79
Administrative Class	0.00%
Actual		$0.00	**	$1,000	$882.60
Hypothetical (5% return)		0.00		1,000	1,024.79
Investor Class	0.00%
Actual		$0.00	**	$1,000	$882.60
Hypothetical (5% return)		0.00		1,000	1,024.79

76

Harbor Target Retirement Funds

FEES AND EXPENSE EXAMPLE—Continued

	Annualized Expense Ratio	Expenses Paid During Period*		Beginning Account Value (May 1, 2011)	Ending Account Value (October 31, 2011)
Harbor Target Retirement 2050
Institutional Class	0.00%
Actual		$0.00		$1,000	$878.20
Hypothetical (5% return)		0.00		1,000	1,024.79
Administrative Class	0.00%
Actual		$0.00	**	$1,000	$877.50
Hypothetical (5% return)		0.00		1,000	1,024.79
Investor Class	0.00%
Actual		$0.00	**	$1,000	$877.50
Hypothetical (5% return)		0.00		1,000	1,024.79
*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Transfer agent fees and 12b-1 fees have been waived for the reporting period.

77

Harbor Target Retirement Funds

ADDITIONAL INFORMATION (Unaudited)

ADDITIONAL TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following capital gain dividends for the year ended October 31, 2011:

Amount (000s)
Harbor Target Retirement Income Fund	$926
Harbor Target Retirement 2010 Fund	13
Harbor Target Retirement 2015 Fund	128
Harbor Target Retirement 2020 Fund	1,484
Harbor Target Retirement 2025 Fund	53
Harbor Target Retirement 2030 Fund	2,347
Harbor Target Retirement 2035 Fund	29
Harbor Target Retirement 2040 Fund	716
Harbor Target Retirement 2045 Fund	36
Harbor Target Retirement 2050 Fund	925

PROXY VOTING

The Funds have adopted Proxy Voting Policies and Procedures under which the Funds vote proxies relating to securities held by the Funds. In addition, the Funds file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of the Funds’ Proxy Voting Policies and Procedures and the Funds’ proxy voting record (Form N-PX) is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050; (ii) on the Funds’ website at www.harborfunds.com; and (iii) on the SEC’s website at www.sec.gov.

RESULTS OF PROXY VOTING AT SPECIAL MEETING OF HARBOR FUNDS SHAREHOLDERS

At a special meeting of Harbor Funds shareholders held on December 14, 2010, shareholders approved a proposal to elect the following three nominees to the Board of Trustees of Harbor Funds:

Trustee	For	Withheld	Percentage For
Raymond J. Ball	1,490,809,062	18,863,731	98.75%
Donna J. Dean	1,491,727,799	17,945,015	98.81%
Randall A. Hack	1,490,441,461	19,231,333	98.73%

Messrs. Ball and Hack served on the Board of Trustees by appointment prior to the special meeting but had not been elected by shareholders. Ms. Dean did not previously serve on the Board of Trustees. As a result of this special meeting, all Trustees currently serving on the Board of Trustees have been elected by shareholders.

HOUSEHOLDING

Harbor Funds has adopted a policy that allows it to send only one copy of a Fund’s prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same household. This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call the Shareholder Servicing Agent at 800-422-1050. Individual copies will be sent within thirty (30) days after the Shareholder Servicing Agent receives your instructions. Your consent to householding is considered valid until revoked.

QUARTERLY PORTFOLIO DISCLOSURES

Each Fund files a complete portfolio of investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050, (ii) on the Funds’ website at www.harborfunds.com, and (iii) on the SEC’s website at www.sec.gov. The form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may also be obtained by calling 800-SEC-0330.

78

Harbor Target Retirement Funds

ADDITIONAL INFORMATION—Continued

TRUSTEES AND OFFICERS

(As of December 2011)

The business and affairs of the Trust shall be managed by or under the direction of the Trustees, and they shall have all powers necessary or desirable to carry out that responsibility. The Trustees shall have full power and authority to take or refrain from taking any action and to execute any contracts and instruments that they may consider necessary or desirable in the management of the Trust. Any determination made by the Trustees in good faith as to what is in the interests of the Trust shall be conclusive. Information pertaining to the Trustees, Trustee Emeritus and Officers of Harbor Funds is set forth below. Except as noted below, the address of each Trustee and Officer is: [Name of Trustee or Officer] c/o Harbor Funds, 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302.

The Harbor Funds’ Statement of Additional Information includes additional information about the Trust’s trustees and is available without charge by calling 800-422-1050 or at the Trust’s website at www.harborfunds.com.

Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships of Public Companies Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
Raymond J. Ball (67) Trustee	Since 2006	Sidney Davidson Distinguished Service Professor of Accounting, University of Chicago Booth School of Business (2000-Present); Academic Affiliate, Analysis Group (litigation consulting firm) (2000-Present); Financial Reporting Faculty Advisory Group of the Institute of Chartered Accountants in England and Wales (2008-present): Advisory Board of the Center for Accounting Research & Education at University of Notre Dame (2006-present).	30	None

Donna J. Dean (60) Trustee	Since 2010	Chief Investment Officer of the Rockefeller Foundation (a private foundation) (since 1995); Trustee of Queens University of Charlotte, North Carolina (1973-Present).	30	None

John P. Gould (72) Trustee	Since 1994	Steven G. Rothmeier Professor (1996-Present) and Distinguished Service Professor of Economics, University of Chicago Booth School of Business (1984-Present, on faculty since 1965); Trustee of Milwaukee Insurance (1997-2010); and Director of Unext.com (Internet based education company) (1999-2006).	30	Independent Trustee of Dimensional Fund Advisors family of mutual funds (1986-Present).

Randall A. Hack (64) Trustee	Since 2010	Founder and Senior Managing Director of Capstone Capital LLC (a private investment firm) (2003-Present); and Advisory Director of Berkshire Partners (a private equity firm) (2002-Present).	30	Director of FiberTower Corporation (2002-Present) and Director of Crown Castle International Corp. (1997-2007).

Rodger F. Smith (70) Trustee	Since 1987	Managing Director, Greenwich Associates (a research based consulting firm) (1976-Present); and Chair of Trust Advisory Committee of Tau Beta Pi Association (engineering honor society) (1985-Present).	30	None
INTERESTED TRUSTEE
David G. Van Hooser (65)* Chairman, Trustee and President	Since 2000	President (2002-Present), Director and Chairman of the Board (2000-Present), Harbor Capital Advisors, Inc.; Chief Executive Officer and Treasurer (2007-Present), President (2003-2007) and Director (2000-Present), Harbor Funds Distributors, Inc.; and Director (2000-Present), Harbor Services Group, Inc.	30	None
TRUSTEE EMERITUS**
Howard P. Colhoun (76) Trustee Emeritus	Since 1986	Retired. General Partner, Emerging Growth Partners, L.P. (investing in small companies) (1982-1997); Director, Storage U.S.A. (1994-2002); and Vice President and Director of Mutual Funds, T. Rowe Price Associates, Inc. (prior to 1982).	30	None

79

Harbor Target Retirement Funds

ADDITIONAL INFORMATION—Continued

Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
FUND OFFICERS NOT LISTED ABOVE***
Charles F. McCain (42) Chief Compliance Officer	Since 2004	Executive Vice President, General Counsel and Chief Compliance Officer (2004-Present), Harbor Capital Advisors, Inc.; Director (2007-Present) and Chief Compliance Officer (2004-Present) Harbor Services Group, Inc.; and Director, Executive Vice President and Chief Compliance Officer
(2007-Present), Harbor Funds Distributors Inc.

Anmarie S. Kolinski (40) Treasurer	Since 2007	Executive Vice President and Chief Financial Officer (2007-Present), Vice President lnternal Audit (2005-2007), Harbor Capital Advisors, Inc.; Chief Financial Officer (2007-Present), Harbor Services Group, Inc., and Audit Senior Manager (2002-2005), Ernst & Young LLP.

Erik D. Ojala (36) Vice President, Secretary and AML Compliance Officer	Since 2007	Senior Vice President and Associate General Counsel (2007-Present) and Secretary (2010-Present), Harbor Capital Advisors, Inc.; Vice President and Assistant General Counsel (2003-2007), Corporate Secretary (2006-2007) and Compliance Officer (2003-2004), Ariel Investments, LLC; and Vice President and Secretary (2003-2007), Ariel Investment Trust (mutual funds).

Brian L. Collins (43) Vice President	Since 2005	Executive Vice President and Chief Investment Officer (2004-Present), Harbor Capital Advisors, Inc.

Charles P. Ragusa (52) Vice President	Since 2007	Executive Vice President (2007-Present), Harbor Capital Advisors, Inc.; President (2007-Present), Harbor Services Group, Inc.; Executive Vice President and AML Compliance Officer (2007-Present), Harbor Funds Distributors, Inc.; Vice President, Mutual Fund Operations (2005-2007) Boston Financial Data Services, Inc.; and Senior Vice President (2002-2005), IXIS Asset Management Services Co.

Susan A. DeRoche (59) Assistant Secretary 33 Arch Street, Suite 2001 Boston, MA 02110	Since 2006	Vice President and Compliance Director (2007-Present), Assistant Secretary (2006-Present) and Compliance Manager (2006), Harbor Capital Advisors, Inc.; Senior Vice President (2011-Present) and Secretary (2007-Present) Harbor Funds Distributors, Inc.; and Securities Specialist (1981-2006), Wilmer Cutler Pickering Hale and Dorr LLP (law firm).

1	Each Trustee serves for an indefinite term, until his successor is elected. Each officer is elected annually.
*	Mr. Van Hooser is deemed an “Interested Trustee” due to his affiliation with the Adviser and Distributor of Harbor Funds.
**	Mr. Colhoun is serving as a Trustee Emeritus for a term expiring December 31, 2012. Mr. Colhoun served as a Trustee for Harbor Funds from its inception in 1986 until December 31, 2010 and has served as a Trustee Emeritus since January 1, 2011.
***	Officers of the Funds are “interested persons” as defined in the Investment Company Act.

80

THIS PRIVACY STATEMENT IS NOT PART OF THIS REPORT

Harbor’s Privacy Statement

The following privacy statement is issued by Harbor Funds and each series of Harbor Funds and its affiliates, Harbor Capital Advisors, Inc., Harbor Services Group, Inc. and Harbor Funds Distributors, Inc. These measures reflect our commitment to maintaining the privacy of your confidential information. We appreciate the confidence you have shown by entrusting us with your assets.

Personal Information	It is our policy to respect the privacy of current and former shareholders and to protect personal information entrusted to us. We do not sell your personal information to anyone.

In the course of providing products and services, we collect non-public personal information about you from the following sources: applications, forms, our website (including any information captured through our use of “cookies”), by telephone and in correspondence and transactions with us, our affiliates or other parties.

The non-public personal information collected may include name, address, e-mail address, telephone/fax numbers, account number, social security or taxpayer identification number, investment activity, and bank account information.

When you visit our website, we may collect technical and navigational information, such as computer browser type, Internet protocol address, pages visited and average time spent on our website. We may use this information to alert you to software compatibility issues, or to improve our web design and functionality. We use “cookies” and similar files that may be placed on your hard drive for security purposes, to facilitate site navigation and to personalize the appearance of our site.

Information Sharing	We occasionally disclose non-public personal information about our current or former shareholders with affiliated and non-affiliated parties, as permitted or required by law or regulation. In the normal course of servicing our shareholders, information we collect may be shared with non-affiliated companies that perform support services on our behalf or to other firms that assist us in providing you with products and services, such as custodians, transfer agents, broker-dealers and marketing service firms, as well as with other financial institutions. These companies may not use the information for any other purpose and we require them to keep the information they handle confidential. We may also share information with affiliates that are engaged in a variety of financial services in order to better service your account(s).

When information is shared with third parties, they are not permitted to use the information for any purpose other than to assist our servicing of your account(s) or as permitted by law.

If you close your account(s) or if we lose contact with you, we will continue to share information in accordance with our current privacy policy and practices.

Access to Information	Access to non-public personal information is limited to employees, agents or other parties who need to know that information to perform their jobs, such as servicing your account(s), resolving problems or informing you of new products or services.

Security	We maintain physical, electronic and procedural safeguards that comply with industry standards to protect your non-public personal information.

For customers accessing information through our website, various forms of Internet security, such as data encryption firewall barriers, user names and passwords, and other tools are used. For additional information regarding our security measures, visit the terms and conditions of use on our website at www.harborfunds.com. If you have any questions or concerns about how we maintain the privacy of your customer information, please contact us at 800-422-1050 Monday through Friday, between the hours of 8:00 a.m. and 6:00 p.m. Eastern time.

We recommend that you read and retain this notice for your personal files

81

Glossary

12b-1 Fee—A mutual fund fee, named for the SEC rule that permits it, used to pay for broker-dealer compensation and other distribution costs. If a fund has a 12b-1 fee, it will be disclosed in the fee table of a fund’s prospectus.

50% JPM EMBI Global Diversified/50% JPM GBI-EMGD—The Harbor Emerging Markets Debt Fund uses a blended benchmark index consisting of 50% of the JP Morgan Emerging Markets Bond Index—Global Diversified Index and 50% of the JP Morgan Government Bond Index—EM Global Diversified Index (see following definitions). The Blended Benchmark represents a 50% weighting to U.S. dollar denominated emerging market debt securities and 50% weighting to local currency denominated emerging market debt securities, which is intended to reflect the Harbor Emerging Market Debt Fund’s target exposure of 50% of the Fund’s portfolio to U.S. dollar denominated emerging market debt securities and 50% to local currency denominated emerging market debt securities. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

ADR—ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

Average Market Capitalization—The average market capitalization of a fund’s equity portfolio gives you a measure of the size of the companies in which the fund invests. Market capitalization is calculated by multiplying the number of a company’s shares outstanding by its price per share.

Average Weighted Coupon—A calculation from a fund’s portfolio by weighting the coupon of each bond by its relative size in the portfolio.

Barclays Capital U.S. Aggregate Bond Index—The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of investment-grade fixed-rate debt issues with maturities of at least one year. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Barclays Capital U.S. TIPS Index—The Barclays Capital U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Beta—A measure of market-related risk. The beta of every index is 1.00, no matter how volatile the index is. A beta less than one means the portfolio is less volatile than the index. A beta higher than one indicates more volatility than the index.

BofA Merrill Lynch All US Convertibles Ex Mandatory Index—The BofA Merrill Lynch All US Convertibles Ex Mandatory Index is broadly representative of the U.S. convertible securities market, consisting of publicly traded issues, denominated in U.S. dollars, of all credit qualities, and excluding mandatory (equity-linked) convertibles. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index—The BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index tracks the performance of a synthetic asset paying Libor to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

BofA Merrill Lynch 3-Month US Treasury Bill Index—The BofA Merrill Lynch 3-Month US Treasury Bill Index is comprised of a single U.S. Treasury Bill issue purchased at the beginning of each month and held for a full month, at which time that issue is sold and rolled into a newly selected issue. The issue selected each month is that having a maturity date closest to, but not beyond 90 days from the rebalance date. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

BofA Merrill Lynch US High Yield Index—The BofA Merrill Lynch US High Yield Index is an unmanaged index that tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. All bonds are U.S. dollar denominated and rated Split BBB and below. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Bottom-Up Equity Management Style—A management style that de-emphasizes the significance of economic and market cycles, focusing instead on the analysis of individual stocks.

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Glossary—Continued

Capital Gains Distribution—Profits distributed to shareholders resulting from the sale of securities held in the fund’s portfolio.

Credit Risk—The possibility that a bond issuer may not be able to pay interest and repay its debt.

CUSIP Number—Identification number assigned to every stock, corporate bond and municipal bond by the Committee on Uniform Securities Identification Procedures (CUSIP), which is established by the American Bankers Association.

Diversification—The practice of investing broadly across securities of a number of issuers to reduce risk.

Dow Jones—UBS Commodity Index Total ReturnSM—The Dow Jones-UBS Commodity Index Total ReturnSM is composed of futures contracts on 19 physical commodities. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Duration—A common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.

Emerging Markets—Emerging markets are countries with relatively young stock and bond markets. Examples include Brazil and Thailand. Typically, emerging-markets investments have the potential for losses and gains larger than those of developed-market investments.

Expense Ratio—The fund’s total annual operating expenses (including management fees, distribution (12b-1) fees and other expenses) expressed as a percentage of average net assets.

Family of Funds—A group of mutual funds, each typically with its own investment objective, managed and distributed by the same company.

GDR—GDR after the name of a holding stands for Global Depositary Receipt representing ownership of foreign securities. GDRs are issued by either U.S. or non-U.S. banking organizations.

Inception Date—The date on which the fund commenced operations.

Investment Objective—The goal that an investor and mutual fund pursue together (e.g., current income, long-term capital growth, etc.)

JP Morgan Emerging Markets Bond Index Global Diversified—The JP Morgan Emerging Markets Bond Index Global Diversified tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

JP Morgan Government Bond Index—Emerging Markets Global Diversified—The JP Morgan Government Bond Index—Emerging Markets Global Diversified tracks total returns for local currency debt instruments issued by emerging markets sovereign and quasi-sovereign entities to which international investors can gain exposure. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Median Market Cap—An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

MSCI AC (All Country) World Index—The MSCI AC (All Country) World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

MSCI EAFE (ND) Index—The MSCI EAFE (ND) Index is an unmanaged index generally representative of major overseas stock markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The returns of the ND version of the index reflect the maximum withholding taxes on reinvested dividends.

MSCI EAFE Growth (ND) Index—The MSCI EAFE Growth (ND) Index is an unmanaged index generally representative of the growth stocks within the major overseas stock markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The returns of the ND version of the index reflect the maximum withholding taxes on reinvested dividends.

MCSI Emerging Markets Index—The MCSI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

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Glossary—Continued

MSCI World (ND) Index—The MSCI World (ND) Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The returns of the ND version of the index reflect the maximum withholding taxes on reinvested dividends.

Net Asset Value (NAV)—The per share value of a mutual fund, determined by subtracting the fund’s liabilities from its assets and dividing by the number of shares outstanding. Mutual funds calculate their NAVs at least once each business day.

No-Load Fund—A mutual fund whose shares are sold without a sales commission and without a 12b-1 fee of more than 0.25% per year. Harbor funds are no-load.

Open-End Investment Company—The legal name for a mutual fund, indicating that it stands ready to redeem (buy back) its shares from investors on any business day. Harbor Funds is an open-end investment company.

Operating Expenses—Business costs paid from a fund’s assets before earnings are distributed to shareholders. These include management fees and 12b-1 fees and other expenses.

Portfolio Manager—A specialist employed by a mutual fund’s adviser to invest the fund’s assets in accordance with predetermined investment objectives.

Portfolio Turnover—A measure of the trading activity in a fund’s investment portfolio (how often securities are bought and sold by a fund). An indication of a fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).

Price to Book Ratio (P/B)—A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value. For a fund, the weighted average price/book ratio of the stocks it holds.

Price to Earnings Ratio (P/E)—The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the market expectations are for a company’s future growth.

Prospectus—The official document that describes a mutual fund to prospective investors. The prospectus contains information required by the SEC, such as investment objectives and policies, risks, services and fees.

Record Date—The date on which a shareholder must officially own shares in order to be entitled to a dividend.

Redemption Fee—Fee charged to shareholders by a mutual fund when they sell shares within a specified period after purchase. The time limit and size of fee vary among funds. The fee is paid to the fund, not the fund’s investment adviser. Its purpose is to protect long-term investors from the impact of short-term traders.

REITs (Real Estate Investment Trust)—REITs invest in real estate or loans secured by real estate and issue shares in such investments. A REIT is similar to a closed-end mutual fund.

Repurchase Agreement (Repo)—A form of short-term borrowing for dealers in government securities. The dealer sells the government securities to investors, usually on an overnight basis, and buys them back the following day. For the party selling the security (and agreeing to repurchase it in the future), it is a repo. For the party on the other end of the transaction (buying the security and agreeing to sell back in the future), it is a reverse repurchase agreement.

Risk/Reward (or Return)—The relationship between the degree of risk associated with an investment and its return potential. Typically, the higher the potential return of an investment, the greater the risk.

Russell 1000® Growth Index—The Russell 1000® Growth Index is an unmanaged index generally representative of the U.S. market for larger capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Growth Index and Russell® are trademarks of Russell Investments.

Russell 1000® Value Index—The Russell 1000® Value Index is an unmanaged index generally representative of the U.S. market for larger capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Value Index and Russell® are trademarks of Russell Investments.

Russell 2000® Growth Index—The Russell 2000® Growth Index is an unmanaged index representing the smallest 2000 stocks with the highest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Growth Index and Russell® are trademarks of Russell Investments.

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Glossary—Continued

Russell 2000® Value Index—The Russell 2000® Value Index is an unmanaged index representing the smallest 2000 stocks with the lowest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Value Index and Russell® are trademarks of Russell Investments.

Russell 3000® Index—The Russell 3000® Index is an unmanaged index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Index and Russell® are trademarks of Russell Investments.

Russell Midcap® Growth Index—The Russell Midcap® Growth Index is an unmanaged index generally representative of the U.S. market for medium capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Growth Index and Russell® are trademarks of Russell Investments.

Russell Midcap® Value Index—The Russell Midcap® Value Index is an unmanaged index generally representative of the U.S. market for medium capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Value Index and Russell® are trademarks of Russell Investments.

Standard & Poor’s 500 (S&P 500) Stock Index—The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Statement of Additional Information (SAI)—The supplementary document to a prospectus that contains more detailed information about a mutual fund; also known as “Part B” of a fund’s registration statement.

TBAs—A term used to describe a forward mortgage-backed securities trade. Pass-through securities issued by Freddie Mac, Fannie Mae and Ginnie Mae trade in the TBA market. The term TBA is derived from the fact that the actual mortgage- backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made. The securities are “to be announced” 48 hours prior to the established trade settlement date.

Treasury Inflation-protected Securities (TIPS)—TIPS are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.

Top-Down Equity Management Style—Investment style that begins with an assessment of the overall economic environment and makes a general asset allocation decision regarding various sectors of the financial markets and various industries.

Total Return—Return on an investment over a specified period, including price appreciation (or depreciation) plus any income, expressed as an average annual compound of return.

Weighted Average Duration—Duration is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond’s price. (A bond’s cash flows consist of coupon payments and repayment of capital.) A bond’s duration will almost always be shorter than its maturity, with the exception of zero-coupon bonds, for which maturity and duration are equal.

Weighted Average Maturity—The average length of time until principal must be repaid for all bonds in a mutual fund portfolio on a dollar weighted basis.

Yield—A measure of net income (dividends and interest) earned by the securities in the fund’s portfolio less fund expenses during a specified period. A fund’s yield is expressed as a percentage of the maximum offering price per share on a specified date.

Yield to Maturity—The term used to describe the rate of return an investor will receive if a long-term, interest-bearing security, such as a bond, is held to its maturity date. Yield to maturity is greater than the coupon rate if the bond is selling at a discount and less than the coupon rate if it is selling at a premium.

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Notes

Notes

Notes

111 South Wacker Drive, 34th Floor	Chicago, IL 60606-4302	800-422-1050	www.harborfunds.com

Trustees & Officers

David G. Van Hooser

Chairman, President & Trustee

Raymond J. Ball

Trustee

Howard P. Colhoun

Trustee Emeritus

Donna J. Dean

Trustee

John P. Gould

Trustee

Randall A. Hack

Trustee

Rodger F. Smith

Trustee

Charles F. McCain

Chief Compliance Officer

Anmarie S. Kolinski

Treasurer

Erik D. Ojala

Vice President & Secretary

Brian L. Collins

Vice President

Charles P. Ragusa

Vice President

Susan A. DeRoche

Assistant Secretary

Investment Adviser

Harbor Capital Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606-4302

312-443-4400

Distributor & Principal Underwriter

Harbor Funds Distributors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606-4302

312-443-4600

Shareholder Servicing Agent

Harbor Services Group, Inc.

P.O. Box 804660

Chicago, IL 60680-4108

800-422-1050

Custodian

State Street Bank & Trust Company

State Street Financial Center

1 Lincoln Street

Boston, MA 02111-2900

12/2011/100	HARBOR FUNDS and the Lighthouse Design are Reg. U.S. Pat. & Tm. Off.	FD.AR.T.1011

ITEM 2 – CODE OF ETHICS

(a)	The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions regardless of whether these individuals are employed by the Registrant (the “Code of Ethics”).

(c)	The Registrant has not amended its Code of Ethics during the period covered by this report.

(d)	The Registrant has not granted any waivers, including an implicit waiver, from any provisions of its Code of Ethics during the period covered by this report.

ITEM 3 – AUDIT COMMITTEE FINANCIAL EXPERT

The Registrant’s Board has determined that Raymond J. Ball, a member of the Audit Committee of the Board of Trustees, is an audit committee financial expert as defined by the Securities and Exchange Commission (the “SEC”). Mr. Ball is the Sidney Davidson Distinguished Service Professor of Accounting at the University of Chicago Booth School of Business, and a frequent lecturer and researcher on accounting, financial market and related business matters. Mr. Ball is deemed “independent” as defined by the SEC for purposes of audit committee financial expert determinations.

ITEM 4 – PRINCIPAL ACCOUNTANT FEES AND SERVICES

Items 4(a) - 4(d): Audit, Audit-Related, Tax and All Other Fees

Fees billed by Ernst & Young:

	Fiscal Year Ended October 31, 2011					Fiscal Year Ended October 31, 2010
	All fees and services to the Trust that were pre-approved		All fees and services to service affiliates that were pre-approved		All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved		All other fees and services to service affiliates that did not require pre-approval
(a) Audit Fees.	$618,000		N/A		N/A	$507,600	N/A		N/A
(b) Audit-Related Fees.	$0		$50,000	[1]	$0	$0	$48,000	[1]	$0
(c) Tax Fees.	$256,100		$10,000	[2]	$0	$221,000	$10,000	[2]	$0
(d) All Other Fees.	$5,000	[3]	$3,255	[4]	$0	$0	$0		$0

[1]	Includes fees related to the procedures performed for Harbor Services Group, Inc. required by Rule 17Ad-13(a)(3) of the Securities Exchange Act of 1934.
[2]	Includes fees billed in connection with tax consulting services provided to Harbor Capital Advisors, Inc. (the “Adviser”).
[3]

Includes fees billed in connection with the Registrant’s subscription to the Ernst & Young PFIC Analyzer, a database used to determine whether foreign equity securities are passive foreign investment companies.

[4]	Includes fees billed in connection with the Adviser’s subscription to Ernst & Young Online, a database of accounting rules and regulations.

(e) (1)	Pre-Approval Policies.

The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit, review and non-audit services (other than certain de minimis non-audit services) provided to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Audit Committee is authorized to delegate one or more members of the Committee the responsibility for considering and, if appropriate, pre-approving audit or permitted non-audit services in an amount sufficient to complete services and to determine if such services would be consistent with maintaining the accountant’s independence. Such member(s) are required to report to the full Audit Committee as to the nature and amount of such services and fees pre-approved at the next scheduled Audit Committee meeting. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Registrant.

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(2)	No percentage of the principal accountant’s fees or services rendered to the Registrant, the Adviser or Harbor Services Group, Inc. were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	Aggregate Non-Audit Fees.

Aggregate Non-Audit Fees of the Registrant

Fiscal Year Ended October 31, 2011: $ 261,100

Fiscal Year Ended October 31, 2010: $ 221,000

Aggregate Non-Audit Fees of Other Entities Required to be Pre-approved Pursuant to Paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X

Fiscal Year Ended October 31, 2011: $ 63,255

Fiscal Year Ended October 31, 2010: $ 58,000

(h)	For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services to service affiliates was applicable with maintaining the principal accountant’s independence.

ITEM 5 – AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6 – INVESTMENTS

(a)	The Registrant has elected to include the schedule of investments in securities of unaffiliated issuers as part of the report to shareholders filed under Item 1 of this report or Form N-CSR.

(b)	Not applicable.

ITEM 7 – DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8 – PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9 – PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10 – SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees since the date of the Registrant’s prior report or Form N-CSR.

ITEM 11 – CONTROLS AND PROCEDURES

(a)	The Registrant’s Principal Executive and Principal Financial Officers concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these disclosure controls and procedures as of a date within 90 days of the filing of this report.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

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ITEM 12 – EXHIBITS

(a)(1)	Code of Ethics referred to in Item 2 is attached hereto.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act [17 CFR 270.30a-2(a)] is attached hereto.

(b)	Certification as required by Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) is attached hereto.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed this 21st day of December, 2011 on its behalf by the undersigned, thereunto duly authorized.

HARBOR FUNDS

By:	/s/ David G. Van Hooser
David G. Van Hooser
Chairman, President and Trustee
(Principal Executive Officer)

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ David G. Van Hooser	Chairman, President and Trustee	December 21, 2011
	David G. Van Hooser	(Principal Executive Officer)

By:	/s/ Anmarie S. Kolinski	Treasurer (Principal Financial	December 21, 2011
	Anmarie S. Kolinski	and Accounting Officer)

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Exhibit Index

Number	Description

99.CODE ETH	Code of Business Conduct and Ethics.

99.CERT1	Certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Act [17 CFR 270.30a-2(a)].

99.CERT2	Certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Act [17 CFR 270.30a-2(a)].

99.906CERT	Certification as required by Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350).

1